Prospectus dated July 1, 2008
This prospectus is designed to help you make informed decisions about investments in the Pacific Life Funds, including the Portfolio Optimization Funds. Each Portfolio Optimization Fund seeks to achieve its investment goal by investing in other funds within the Pacific Life Funds (the underlying funds). An asset allocation process is used to determine how to invest in the underlying funds. This prospectus also contains information about the underlying funds.
You should consult with your investment professional to determine which fund may be suited to your financial needs, investment time horizon and risk comfort level. You should periodically review these factors to determine if a change in your investment strategy is needed. The investment adviser to Pacific Life Funds is Pacific Life Fund Advisors LLC (PLFA). More information on the adviser can be found in the About the Portfolio Managers section of this prospectus.
THE PACIFIC LIFE FUNDS AND PORTFOLIO MANAGERS
          PORTFOLIO OPTIMIZATION FUNDS

Class A, B, C and R Shares
PL Portfolio Optimization Conservative Fund	PLFA
PL Portfolio Optimization Moderate-Conservative Fund	PLFA
PL Portfolio Optimization Moderate Fund	PLFA
PL Portfolio Optimization Moderate-Aggressive Fund	PLFA
PL Portfolio Optimization Aggressive Fund	PLFA

UNDERLYING FUNDS

Class A Shares (available to investors in Class A, B or C shares)
PL Money Market Fund	PAM

Class A Shares (only available for investment by the Portfolio Optimization Funds)
PL Floating Rate Loan Fund	Highland Capital
PL Small-Cap Value Fund	NFJ
PL Main Street® Core Fund	Oppenheimer
PL Emerging Markets Fund	Oppenheimer

Class A Shares (not available to new investors after December 31, 2006)

PL Small-Cap Growth Fund	Alger
PL International Value Fund	AllianceBernstein
PL Large-Cap Value Fund	ClearBridge
PL Short Duration Bond Fund	Goldman Sachs
PL Growth LT Fund	Janus
PL Mid-Cap Equity Fund	Lazard
PL Large-Cap Growth Fund	Loomis Sayles
PL International Large-Cap Fund	MFS
PL Managed Bond Fund	PIMCO
PL Inflation Managed Fund	PIMCO
PL Comstock Fund	Van Kampen
PL Mid-Cap Growth Fund	Van Kampen
PL Real Estate Fund	Van Kampen
Please read this prospectus carefully before investing or sending money, and keep it for future reference. You should read the complete description of the underlying funds and the Portfolio Optimization Funds in this prospectus and be aware that any time you invest, there is a risk of loss of money.
You should be aware that the Securities and Exchange Commission (SEC) has not approved or disapproved of the securities or passed upon the accuracy or adequacy of the disclosure in this prospectus. It is a criminal offense to say otherwise.

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FUNDS AT A GLANCE
Portfolio Optimization Funds
The Portfolio Optimization Funds are five asset allocation fund of funds that invest in certain individual Pacific Life Funds, called underlying funds. This chart is designed to help you understand the differences among the Portfolio Optimization

Investor profile	You are looking for relatively stable returns and investments that generate some level of income.	Your focus is on keeping pace with inflation. Income and capital appreciation are desired.

Investment goal	Seeks current income and preservation of capital.	Seeks current income and moderate growth of capital.

Main investments	Underlying funds that invest in the highest quality money market instruments, medium and high quality fixed income securities, equity securities of large- and medium-sized U.S. and non-U.S. companies, and derivative instruments.	Underlying funds that invest in medium and high quality fixed income securities, money market instruments, equity securities of large- and medium-sized U.S. and non-U.S. companies, and derivative instruments.

Asset class allocation targets The underlying funds are not comprised of just one asset class; therefore, the asset class allocations may differ from the underlying fund allocations below.	Cash: 7% Bonds: 73% Domestic stocks: 15% International stocks: 5%	Cash: 5% Bonds: 55% Domestic stocks: 29% International stocks: 11%

Underlying fund allocation targets
(as of 7/1/08)

Although the funds expect to be fully invested at all times, they may maintain liquidity reserves to meet redemption requests.

Each fund listed to the right is a fund within Pacific Life Funds as described within this prospectus.	Money Market: 2%
Short Duration Bond: 15%
Floating Rate Loan: 9%
Inflation Managed: 18%
Managed Bond: 35%
Main Street Core: 5%
Large-Cap Value: 2%
Comstock: 4%
Mid-Cap Equity: 3%
Growth LT: 2%
International Value: 3%
International Large-Cap: 2%	Short Duration Bond: 11%
Floating Rate Loan: 6%
Inflation Managed: 14%
Managed Bond: 27%
Main Street Core: 7%
Large-Cap Value: 4%
Comstock: 7%
Large-Cap Growth: 1%
Mid-Cap Equity: 4%
Mid-Cap Growth: 2%
Growth LT: 4%
Small-Cap Value: 1%
Small-Cap Growth: 1%
International Value: 6%
International Large-Cap: 5%

Risk and risk characteristics	There may be some losses in the values of the investment as asset values fluctuate.	There may be some losses in the values of the investment from year to year.

Main risks The funds are exposed to the same risks as the underlying funds in direct proportion to the allocation of assets among those funds. An investor may lose money in each fund.	Derivatives and synthetics; interest rate; credit, including, in particular, high yield (junk) bonds, other investment structures and loan participations and assignments; price volatility; foreign investments and currency; inflation rate; emerging countries; mortgage-related securities; liquidity; short sale; non-diversification; industry/sector concentration; regulatory impact; real estate investment trusts (REITs) and real estate operating companies (REOCs); securities lending; and geographic concentration.	Derivatives and synthetics; price volatility; foreign investments and currency; interest rate; credit, including, in particular, high yield (junk) bonds, other investment structures and loan participations and assignments; emerging countries; inflation rate; liquidity; mortgage-related securities; short sale; non-diversification; REITs and REOCs; industry/sector concentration; regulatory impact; securities lending; and geographic concentration.

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Funds. You should also read the description of the Portfolio Optimization Funds and the underlying funds in the About the Funds section.

You want the opportunity for long-term moderate growth.	You seek an investment geared for growth and are willing to accept above-average risk.	You are an aggressive investor and can tolerate short-term market swings.

Seeks long-term growth of capital and low to moderate income.	Seeks moderately high, long- term capital appreciation with low, current income.	Seeks high, long-term capital appreciation.

Underlying funds that invest in fixed income securities, equity securities of both U.S. and non-U.S. companies of any size, money market instruments, and derivative instruments.	Underlying funds that invest in equity securities of both U.S. and non-U.S. companies of any size, including small- and medium-sized growth companies, fixed income securities, and derivative instruments.	Underlying funds that invest in equity securities of both U.S. and non-U.S. companies of any size, including small- and medium-sized growth companies, fixed income securities, and derivative instruments.

Cash: 2% Bonds: 38% Domestic stocks: 43% International stocks: 17%	Cash: 0% Bonds: 20% Domestic stocks: 55% International stocks: 25%	Cash: 0% Bonds: 4% Domestic stocks: 66% International stocks: 30%

Short Duration Bond: 7%
Floating Rate Loan: 4%
Inflation Managed: 9%
Managed Bond: 17%
Main Street Core: 9%
Large-Cap Value: 7%
Comstock: 8%
Large-Cap Growth: 2%
Mid-Cap Equity: 6%
Mid-Cap Growth: 2%
Growth LT: 7%
Small-Cap Value: 2%
Small-Cap Growth: 2%
Real Estate: 2%
International Value: 7%
International Large-Cap: 6%
Emerging Markets: 3%	Short Duration Bond: 1%
Floating Rate Loan: 1%
Inflation Managed: 6%
Managed Bond: 8%
Main Street Core: 10%
Large-Cap Value: 8%
Comstock: 9%
Large-Cap Growth: 2%
Mid-Cap Equity: 8%
Mid-Cap Growth: 2%
Growth LT: 10%
Small-Cap Value: 4%
Small-Cap Growth: 3%
Real Estate: 4%
International Value: 11%
International Large-Cap: 9%
Emerging Markets: 4%	Main Street Core: 12%
Large-Cap Value: 8%
Comstock: 10%
Large-Cap Growth: 2%
Mid-Cap Equity: 8%
Mid-Cap Growth: 2%
Growth LT: 11%
Small-Cap Value: 7%
Small-Cap Growth: 5%
Real Estate: 5%
International Value: 14%
International Large-Cap: 10%
Emerging Markets: 6%

There will probably be some losses in the values of the underlying investments from year to year. Fluctuations in value should be less than those of the overall stock markets.	There will probably be some losses in the values of the underlying investments from year to year. Some of these might be large, but the overall fluctuations in the asset values should be less than those of the U.S. stock market.	There will probably be some losses in the values of the underlying investments from year to year. Some of these might be large, but the overall fluctuations in the asset values should be less than those of the U.S. stock market.

Price volatility; derivatives and synthetics; foreign investments and currency; interest rate; credit, including, in particular, high yield (junk) bonds, other investment structures and loan participations and assignments; emerging countries; inflation rate; liquidity; mortgage-related securities; short sale; non-diversification; REITs and REOCs; securities lending; industry/sector concentration; geographic concentration; and regulatory impact.	Price volatility; foreign investments and currency; derivatives and synthetics; interest rate; credit, including, in particular, high yield (junk) bonds, other investment structures and loan participations and assignments; emerging countries; liquidity; inflation rate; short sale; non- diversification; mortgage- related securities; REITs and REOCs; securities lending; geographic concentration; industry/sector concentration; and regulatory impact.	Price volatility; foreign investments and currency; derivatives and synthetics; emerging countries; interest rate; credit, including, in particular, high yield (junk) bonds, other investment structures and loan participations and assignments; liquidity; securities lending; non-diversification; REITs and REOCs; inflation rate; geographic concentration; short sale; and industry/sector concentration.

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FUNDS AT A GLANCE
Underlying Funds
This chart is designed to help you understand the differences among the underlying funds. You should also read the complete description of each underlying fund in the About the Funds – Underlying Funds section. The underlying funds, with the exception of the PL Money Market Fund, are closed to new investors. If you already own shares of a particular underlying fund, you may continue to purchase additional shares of that fund. You may also exchange those shares for shares of any other underlying fund you already own. Once you fully

FUND NAME	INVESTMENT GOAL	MAIN INVESTMENTS
PL Money Market	Current income consistent with preservation of capital.	Highest quality money market instruments believed to have limited credit risk.
PL Small-Cap Growth	Long-term growth of capital.	Equity securities of small, fast growing companies.
PL International Value	Long-term capital appreciation.	Equity securities of relatively large non-U.S. companies believed to be undervalued.
PL Large-Cap Value	Long-term growth of capital. (Current income is of secondary importance).	Equity securities of large U.S. companies.
PL Short Duration Bond	Current income. (Capital appreciation is of secondary importance).	High quality fixed income securities with an average portfolio duration not likely to exceed 3 years.
PL Floating Rate Loan	High level of current income.	Interests in floating rate senior loans.
PL Growth LT	Long-term growth of capital.	Equity securities of companies of any size.
PL Mid-Cap Equity	Capital appreciation.	Equity securities of medium-sized U.S. companies believed to be undervalued.
PL Large-Cap Growth	Long-term growth of capital. (Current income is of secondary importance).	Equity securities of large companies with the potential for long-term growth of capital.
Each fund, including the Portfolio Optimization Funds, is subject to regulation under the Investment Company Act of 1940, as amended (1940 Act) and intends to qualify as a regulated investment company under the Internal Revenue Code of 1986 (IRC). Each fund is diversified under the 1940 Act, unless otherwise noted on the following pages. Although some of the underlying funds may have names or investment objectives that resemble other mutual funds managed by the same manager, they may not have the same underlying holdings or performance as those other mutual funds. Except for the PL Floating Rate Loan Fund and the PL Small-Cap Value Fund, a fund’s stated investment goal cannot be changed without the approval of shareholders. The

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redeem from an underlying fund, that underlying fund is no longer available for purchase or exchange. The Portfolio Optimization Funds and the PL Money Market Fund are available for purchase or exchange by both existing and new investors. The PL Money Market Fund is not available for direct investment by investors in Class R Shares.

FUND NAME	INVESTMENT GOAL	MAIN INVESTMENTS
PL International Large-Cap	Long-term growth of capital.	Equity securities of companies with large market capitalizations located outside the U.S.
PL Small-Cap Value	Long-term growth of capital.	Equity securities of small companies believed to be undervalued.
PL Main Street Core	Long-term growth of capital and income	Equity securities of large U.S. companies.
PL Emerging Markets	Long-term growth of capital	Equity securities of companies that are located in countries generally regarded as “emerging market” countries.
PL Managed Bond	Maximize total return consistent with prudent investment management.	Medium and high-quality fixed income securities with varying terms to maturity and derivatives relating to such securities or related indexes.
PL Inflation Managed	Maximize total return consistent with prudent investment management.	Fixed income securities of varying maturities with a focus on inflation-indexed bonds and forward contracts and derivatives relating to such securities.
PL Comstock	Long-term growth of capital.	Equity securities of companies believed to have the potential for long-term growth of capital and income.
PL Mid-Cap Growth	Long-term growth of capital.	Equity securities of medium-sized companies believed to have above-average growth potential.
PL Real Estate	Current income and long-term capital appreciation.	Equity securities of companies principally engaged in the U.S. real estate industry, including REITs and REOCs.
Pacific Life Funds Board (the Board) may change investment policies of the funds without shareholder approval. An investment in a fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the PL Money Market Fund seeks to preserve the value of an investment in the fund at $1.00 per share, it is possible to lose money by investing in the PL Money Market Fund.

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RISKS AND RISK DEFINITIONS
The following table provides the main risks of each underlying fund. These risks are described more fully on the following pages. Typically, the Portfolio Optimization Funds, which are classified as non-diversified under the 1940 Act, are exposed to the same risks as the underlying funds in direct proportion to the allocation of assets among those funds. Although the Portfolio Optimization Funds use asset allocation, which seeks to optimize returns given various levels of risk tolerance, you still may lose money and/or experience volatility.

MAIN RISKS
Foreign
investments
	Price	and	Emerging	Interest	Inflation
	volatility	currency	countries	rate	rate	Credit[1]

PL Money Market				●	●	●

PL Small-Cap Growth	●

PL International Value	●	●

PL Large-Cap Value	●	●	●	●		●

PL Short Duration Bond				●	●	●

PL Floating Rate Loan	●	●		●		●

PL Growth LT	●	●	●	●		●

PL Mid-Cap Equity (formerly called PL Mid-Cap Value)	●	●		●		●

PL Large-Cap Growth	●	●	●

PL International Large-Cap	●	●	●

PL Small-Cap Value	●	●	●	●		●

PL Main Street Core	●	●	●	●		●

PL Emerging Markets	●	●	●	●		●

PL Managed Bond	●	●	●	●	●	●

PL Inflation Managed	●	●	●	●	●	●

PL Comstock	●	●	●	●	●	●

PL Mid-Cap Growth	●	●	●

PL Real Estate	●	●		●		●

(1)	Credit risk, including in particular, high yield (junk) bonds, other investment structures and loan participations and assignments.

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Market and asset class performance may differ in the future from the historical performance and from the assumptions used to build the Portfolio Optimization Funds. There’s a risk that you could achieve better returns by investing in an individual fund or funds representing a single asset class rather than using asset allocation. Refer to the Funds at a Glance – Portfolio Optimization Funds section for more information on the main risks associated with each Portfolio Optimization Fund.

MAIN RISKS
Mortgage-						REITs
related	Derivatives		Industry/sector	Non-	Geographic	and	Regulatory	Short	Securities
securities	and synthetics	Liquidity	concentration	diversification	concentration	REOCs	impact	sale	lending

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RISKS AND RISK DEFINITIONS
Risk is the chance that you’ll lose money on an investment or that it will not earn as much as you would expect. Every fund has some degree of risk depending on what it invests in and what strategies it uses. Each Portfolio Optimization Fund is subject to the risks of the underlying funds in which it invests.
A fund may be subject to the following risks:

Portfolio managers’ investment techniques and strategies are discretionary – each fund tries to meet its investment goal by using certain principal investments and strategies and special focuses, which are applicable under normal circumstances. There is the possibility that the investment decisions managers make will not accomplish what they were designed to achieve, that securities purchased by the manager will not appreciate in value as the manager expects, or that a fund will not achieve its investment goal. There can be no assurance that a manager will utilize derivative strategies in a way that is advantageous to a fund. From time to time, a fund management firm’s (and/or its affiliates’) activities may be limited because of regulatory restrictions and/or their own internal policies which may limit the investment opportunities for a fund managed by such firm.

Unless otherwise noted, a manager may make decisions or shift assets in a way that causes a fund to not achieve its goals. A manager may also use investment techniques or make investments in securities that are not part of a fund’s principal investment strategy. Each fund may temporarily change its investment strategies if the manager were to believe economic conditions make it necessary to try to protect the fund from potential loss, for redemptions, at start-up of a fund, or other reasons. In that case, the funds (including funds with international holdings) may temporarily invest in U.S. government securities, high-quality corporate fixed income securities, mortgage-related and asset-backed securities, money market instruments or cash equivalents. Likewise, a fund that invests principally in small- to medium-sized companies may shift to preferred stocks and larger-capitalization stocks. These shifts may alter the risk/return characteristics of a fund and cause a fund to miss investment opportunities. Furthermore, investment decisions may not anticipate market trends successfully. For example, a fund investing too heavily in common stocks during a stock market decline may fail to preserve capital. Conversely, investing too heavily in fixed income securities during a period of stock market appreciation may result in lower total return.

A fund may have investment policies on the amount that it can invest in certain kinds of securities or certain ratings or capitalizations of securities. These investment policies apply at the time the investment is made. A company’s “capitalization” is a measure of its size. Capitalization is calculated by multiplying the current share price by the number of shares held by investors. Since companies’ market capitalizations fluctuate due to price volatility, capitalization ranges of the indexes may be affected. Therefore, the capitalization ranges may be modified from time to time. Some investment policies are in place due to the name of the particular fund, commonly referred to as the “name test policy” (Name Test Policy). The Name Test Policy also applies at the time the fund invests its assets and under normal circumstances, for example, a new fund will be permitted to comply with the Name Test Policy within six months after commencing operations. The Name Test Policy is applied to a fund’s net assets, plus the amount of any borrowings for investment purposes. A fund may not change its Name Test Policy, if applicable, without notifying shareholders 60 days prior to the change. Other than for the Name Test Policy, if net assets are not specified, then percentage limits refer to total assets. Total assets are equal to the value of securities owned, cash, receivables, and other assets before deducting liabilities.

All funds may engage in active and frequent trading which could result in higher trading costs and reduce performance. During the past fiscal year, the following funds engaged in active and frequent trading (over 100% turnover of fund securities): PL Small-Cap Growth Fund, PL Large-Cap Growth Fund, PL Main Street Core Fund, PL Managed Bond Fund and PL Inflation Managed Fund. All of the funds are underlying funds of the Portfolio Optimization Funds, and changes to the target allocations of the Portfolio Optimization Funds can result in the transfer of assets from one underlying fund to another. These changes, as well as changes in managers and investment personnel and reorganizations of underlying funds, may result in the sale of fund securities, which may increase trading costs and fund

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turnover for the affected underlying funds. Higher turnover can result in an increase in taxable distributions to fund shareholders.

Each fund may lend up to 33 1/3% of its assets to seek additional income. The risks of securities lending are discussed below. The funds which are likely to regularly have more than 10% of their total assets invested in the securities lending collateral fund are noted as active securities lenders in the About the Funds section of this prospectus. However, the other funds (with the exception of PL Money Market and PL Floating Rate Loan Funds) may engage in securities lending as well.

Each fund may borrow up to 33 1/3% of its assets as necessary for the clearance of purchase and sales of securities. Borrowing may exaggerate changes in the net asset value of a fund’s shares and in a fund’s return. Borrowing will cost a fund interest expense and other fees. The cost of borrowing may reduce a fund’s return.

Each fund may be impacted by illiquid investments from time to time, depending upon market conditions and events. Liquidity risk is discussed below. For those funds which are likely to invest more than 10% of their total assets in securities or other holdings which are most susceptible to becoming illiquid, such liquidity risk is noted for that fund in the Main Risks table in this section.

Performance of the funds will vary – performance is affected by changes in the economy and financial markets. The value of a fund changes as its asset values go up or down. The value of your shares will fluctuate, and when redeemed, may be worth more or less than the original cost. The timing of your investment may also affect performance.
The funds may also be affected by other kinds of risks, depending on the types of securities held by or strategies used by the funds, including:

•	price volatility risk – both fixed income and equity securities are exposed to potential price volatility. The prices of fixed income securities are affected by many factors, including prevailing interest rates, market conditions and market liquidity. Volatility of below investment grade fixed income securities (including loans) may be relatively greater than for investment grade securities. Equity securities tend to go up or down in value, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors, including a company’s historical and prospective earnings, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. Due to the complexities of markets, events in one market or sector may adversely impact other markets or sectors.

Large companies tend to have more stable prices than small- or medium-sized companies. Small- or medium-sized companies, particularly those in their developmental stages, may have a shorter history of operations, may not have as great an ability to raise capital, may have less evidence that their research and development efforts will result in future growth and may be more susceptible to the underperformance of a sector emphasized by the fund and, therefore, may be riskier and more susceptible to price swings than large companies. Moreover, small- or medium-sized companies may have fewer financial resources, limited product and market diversification, greater potential for volatility in earnings and business prospects, and greater dependency on a few key managers.

Additionally, companies that managers think have the potential for above-average or rapid growth may give a fund a higher risk of price volatility than a fund that invests principally in equities that are “undervalued,” for example. A smaller company with a promising product or operating in a dynamic field may have greater potential for rapid earnings growth than a larger one.

Investments in over-the-counter (OTC) stocks, which trade less frequently and in smaller volume than exchange-listed stocks, may have more price volatility than that of exchange-listed stocks, and the investing fund may experience difficulty in establishing or closing out positions in these stocks at prevailing market prices. Additionally, investments in a company’s convertible securities may entail less risk than investments in the company’s common stock but more risk than investments in the company’s senior debt securities. Funds with a small number of holdings may have greater exposure to those

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RISKS AND RISK DEFINITIONS

holdings which could increase potential price volatility compared to funds with a greater number of holdings.

•	foreign investments and currency risk – foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate and timely company information, differences in the way securities markets operate, relatively lower market liquidity, less stringent financial reporting and accounting standards and controls, less secure foreign banks or securities depositories than those in the U.S., foreign taxation issues and foreign controls on investment. The prices of foreign securities that are denominated in foreign currencies are affected by the value of the U.S. dollar. With respect to securities denominated in foreign currencies, in general, as the value of the dollar rises, the U.S. dollar price of a foreign security will fall. As the value of the U.S. dollar falls, the U.S. dollar value of a foreign security will rise. A fund may be exposed to foreign investment and/or currency risk through direct investment in securities or through options, futures or currency transactions.

•	emerging countries risk – investments in or exposure to investments in emerging countries (such as many in Latin America, Asia, the Middle East, Eastern Europe and Africa) may be riskier than investments in or exposure to investments in developed markets for many reasons including smaller market capitalizations, greater price volatility, less liquidity, a higher degree of political and economic instability, less governmental regulation of the financial industry and markets, and less stringent financial reporting and accounting standards and controls. Such investments may also involve risk of loss resulting from problems in share registration and custody, especially in Eastern European countries such as Russia. A fund may be exposed to emerging countries risk by directly investing in companies domiciled in emerging countries or indirectly, by investing in companies domiciled in developed market countries which either invest in or conduct a portion of their businesses in emerging countries.

•	interest rate risk – the value of bonds, fixed rate loans, and short-term money market instruments may fall when interest rates rise. Debt securities with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt securities with shorter durations or money market instruments. A fund’s exposure to interest rate fluctuations is relatively less with respect to floating or adjustable rate securities (such as most loans) and will generally be limited to the period of time until the interest rate on the security is reset. An interest rate reset may not completely offset changes in interest rates. Resets that may be tied to an index may not reflect the prevailing interest rate changes. There is a risk of a lag between interest rate and index changes.

prepayment and extension risk – mortgage-related securities and certain loans and debt obligations are subject to prepayment risk. Borrowers may pay off their mortgages (or other debt obligations) sooner than expected. When interest rates are falling, funds investing in such securities will be forced to reinvest this money at lower yields, which can reduce a fund’s returns. Conversely, when interest rates are rising, the duration of such securities tends to extend, making them more sensitive to changes in interest rates. This is sometimes referred to as extension risk. Stripped mortgage-related securities can be particularly sensitive to changes in interest rates. Stripped mortgage-related securities are made up of interest only (IO) and principal only (PO) components. IOs present a heightened risk of total loss of investment.

•	inflation rate risk – the value of interest payable on fixed income securities tends to be more sensitive to inflation than other types of assets. Conversely, the principal value of inflation-indexed bonds and/or interest payable on them tends to fall if the inflation index falls. Additionally, when real interest rates go up, the value of inflation-indexed bonds will tend to go down and when real interest rates go down, the value of such bonds will tend to go up. Similarly, the value of non-inflation-indexed bonds is expected to change in response to changes in nominal interest rates. As nominal interest rates go up, the value of such bonds will tend to go down.

•	credit risk – a fixed income security’s issuer (including borrowers) may not be able to meet its financial obligations (e.g., may not be able to make principal and/or interest payments when they are due or otherwise default on other financial terms) and/or may go bankrupt. Not all U.S. government securities

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are backed or guaranteed by the U.S. government. Some U.S. government securities are supported only by the credit of the issuing agency, which depends entirely on its own resources to repay the debt, and therefore; the U.S. government securities are subject to the risk of default. Even though certain securities (such as loans) may be collateralized, there is no assurance that the liquidation of any collateral would satisfy interest and/or principal payments that are due to the portfolio on such securities, or that such collateral could be easily liquidated in the event of a default. Such collateral may be difficult to identify and/or value, and if the value of the underlying collateral depreciates, recovery upon default may be difficult to realize.

high yield/high risk debt securities risk – sometimes known as “junk bonds” are non-investment grade bonds, e.g., low credit ratings by Moody’s (Ba and lower) or Standard & Poor’s (BB and lower), or no rating but that are of comparable quality. Non-investment grade bonds are especially subject to credit risk during periods of economic uncertainty or during economic downturns, are considered to be mostly speculative in nature and are more likely to default on their interest and/or principal payments than higher rated securities.

other investment structures risk – certain asset-backed instruments, such as collateralized debt obligations, collateralized mortgage obligations, structured investment vehicles (SIVs) and other investment structures may have exposure to subprime loans or sub-prime mortgages. These instruments may present credit risk that is not transparent and that is greater than indicated by their ratings. The value of these instruments may be affected by downturns in the credit markets or the real estate market, and it may be difficult to value these instruments because there may not be an active market for these securities. There may be limited or imperfect public information available with respect to many securities and investment instruments held by a fund, and as a result, a fund may be more dependent on the analytical ability of the manager. In the event of specified credit events, a fund that has entered into a credit default swap may be required to pay the notional value of a credit default swap to the buyer of the swap. Credit default swaps are also subject to counterparty risk.

loan participation and assignment risk – a fund may acquire interests in senior loans that are designed to provide temporary or “bridge” financing to a borrower pending the sale of identified assets or the arrangement of longer-term loans or the issuance and sale of debt obligations. A borrower’s use of a bridge loan involves a risk that the borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower’s perceived creditworthiness. A fund’s investment in loans may take the form of a participation or an assignment. Loan participations typically represent direct participation in a loan to a borrower, and generally are offered by financial institutions or lending syndicates. A fund may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, a fund assumes the credit risk associated with the borrower and may assume the credit risk associated with an interposed financial intermediary. If the lead lender in a typical lending syndicate becomes insolvent, enters FDIC receivership or, if not FDIC insured, enters into bankruptcy, the fund may incur certain costs and delays in receiving payment or may suffer a loss of principal and/or interest. When a fund is a purchaser of an assignment, it succeeds to all the rights and obligations under the loan agreement of the assigning bank or other financial intermediary and becomes a lender under the loan agreement with the same rights and obligations as the assigning bank or other financial intermediary. For example, if a loan is foreclosed, a fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral.

•	mortgage-related securities risk – mortgage-related securities are subject to interest rate risk including in particular pre-payment and extension risk. Such securities could also be subject to credit risk, including default risk, particularly when interest rates are rising or in a challenging economic environment. When interest rates rise, borrowers with variable interest rate loans may not be able to re-pay their loans at the higher interest rates. This could cause an increase in defaults and decrease the value of certain mortgage-related securities. See definitions of credit risk and interest rate risk in this section.

13

RISKS AND RISK DEFINITIONS

•	derivatives and synthetics risk – derivatives are instruments whose values are tied to the value of an underlying security or asset, a group of assets, interest rates, exchange rates, currency or an index. Derivatives include options, futures, options on futures and swaps (such as currency, interest rate, security index, consumer price index, credit default and total return swaps, caps, collars, floors) synthetics and other financial instruments. Synthetics are artificially created by using a collection of other assets whose combined features replicate the economic characteristics of a direct investment. A fund’s use of derivatives and synthetics could reduce returns, increase portfolio volatility, may not be liquid (and therefore, difficult to sell), may be difficult to value and may not correlate precisely to the underlying assets or index they are designed to track.

leverage risk – the use of derivatives may also create leverage risk. Leverage could magnify a fund’s gains or losses and therefore increase its volatility. The manager will segregate liquid assets or otherwise cover transactions that may give rise to short sale risk. All of these investments, including repurchase agreements, are particularly sensitive to counterparty risk. Derivatives also involve credit and market risk, the risk of more subjective, improper or imprecise valuation and the risk of ambiguous documentation. The fund could lose more than the principal amount invested in a derivative instrument.

•	liquidity risk – liquidity is the ability to sell securities or other investments at about carrying cost within a reasonable amount of time, which relies on the willingness of market participants to buy and sell securities. High-yield/high-risk bonds (including loans) may be less liquid (more difficult to sell) than higher quality investments. Many securities held by a fund (including loans) may have no active trading market and may be subject to restrictions on resale. The markets in which such securities trade may be subject to irregular trading, wide bid/ask spreads and extended trade settlement periods, which may impair a fund’s ability to realize full value and thus cause a decline in a fund’s net asset value. A security or other investment may become less liquid (more difficult to sell) unexpectedly. Investments in smaller companies have a greater risk of being or becoming less liquid than other equity securities, especially when the economy is not robust, during market downturns, or when small-capitalization stocks are out of favor. Investments in high yield/high risk debt securities and asset-backed instruments, including instruments with exposure to subprime loans or mortgages, have a greater risk of being or becoming less liquid than other fixed income securities, especially when the economy is not robust, during market downturns, or when credit is tight. Illiquid holdings may be difficult to value and difficult to sell, which means a fund may not be able to sell a holding quickly for full value. As a result, a fund may be unable to take advantage of market opportunities or may be forced to sell other, more desirable, liquid securities if it is required to raise cash to conduct its operations.

•	industry/sector concentration risk – concentrating investments in only one industry or sector, subjects a fund to greater risk of loss as a result of adverse economic, business or other developments than if the investments were diversified across different industry sectors. For example, because of the PL Real Estate Fund’s policy of concentrating its investments in securities of companies operating in the real estate industry, and because a substantial portion of the fund’s investments may be comprised of real estate investment trusts (REITs) or real estate operating companies (REOCs), the fund is more susceptible to risks associated with the ownership of real estate and with the real estate industry in general. Similarly, a fund’s concentration of investments in financial industries would make such fund susceptible to risks associated with such industry.

14

•	non-diversification risk – a non-diversified fund may invest in securities of a fewer number of issuers than diversified funds. This increases the risk that its value could go down because of the poor performance of a single investment or a small number of investments.

•	geographic concentration risk – concentrating investments in a limited number of countries may increase the risk that economic, political and social conditions in those countries will have a significant impact on performance.

•	real estate investment trusts (REITs) and real estate operating companies (REOCs) risk – REITs and REOCs expose a fund to the risks of the real estate market. These risks can include fluctuations in the value of underlying properties; destruction of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in vacancies; competition; property taxes; capital expenditures, or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry. REITs and REOC’s may also be affected by risks similar to those associated with investments in debt securities, including changes in interest rates and the quality of credit extended. REITs and REOCs require specialized management and pay management expenses; may have less trading volume; may be subject to more abrupt or erratic price movements than the overall securities markets; may not qualify for preferential tax treatments or exemption; and may invest in a limited number of properties, in a narrow geographic area, or in a single property type which increase the risk that the fund could be unfavorably affected by the poor performance of a single investment or investment type. In addition, defaults on or sales of investments that the REIT or REOC holds could reduce the cash flow needed to make distributions to investors.

•	regulatory impact risk – some sectors are subject to extensive government regulation, which may change frequently and impact a portfolio significantly.

•	short sale risk – a short sale involves the sale by a fund of a security that the fund does not own. Short sales involve costs as well as risk. When a manager sells a security short, the manager hopes to purchase the same security at a later date at a lower price. A fund’s use of short sales involves the risk that the price of the security in the open market may be higher when purchased to close the fund’s short position, resulting in a loss to the fund. Such loss is theoretically unlimited since there is no limit on the potential increase in the price of a security or guarantee as to the price at which the manager would be able to purchase the securities in the open market. In certain cases, purchasing a security to cover a short position can itself cause the price of the security to rise further, thereby exacerbating the loss. By contrast, a fund’s loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot drop below zero.

When a fund sells securities short, it must borrow those securities to make delivery to the buyer. The fund incurs an expense for such borrowing. The fund may not be able to buy or borrow a security that it needs to deliver to close out a short position at an acceptable price. This may result in losses and/or require the fund to sell long positions before the manager had intended. A fund may not be able to successfully implement its short sale strategy due to the limited availability of desired securities, the cost of borrowing securities, or for other reasons.

leverage risk – when a manager invests the proceeds received from selling securities short in, or borrows money to invest in, additional securities (long positions), the fund will become leveraged. The use of leverage may increase a fund’s exposure to long equity positions. Leverage could magnify gains or losses and therefore, increase a fund’s volatility. There is no guarantee that a fund will use leverage, or when it does, that the fund’s leveraging strategy will be successful. A fund cannot guarantee that the use of leverage will produce a higher return on an investment.

15

RISKS AND RISK DEFINITIONS

•	securities lending risk – when securities are loaned out, there will be a risk of delay in return of the securities loaned or possible loss of rights in collateral should the borrower become insolvent. All loans must be secured by collateral at least equal to the value of the securities loaned. The collateral received is invested in an institutional securities lending collateral fund which invests in high quality, relatively short-term, money market type investments. Accordingly, each fund is subject to all investment risks associated with the holding and investment of collateral received, including, but not limited to, principal loss, interest rate, credit and liquidity risk associated with such investments. See definitions of interest rate risk, credit risk and liquidity risk in this section. Each fund retains beneficial ownership and all economic benefits of the securities it has loaned and continues to receive interest paid by the securities and payments equivalent to dividends, and to participate in any changes in their market value, but does not have proxy voting rights with respect to loaned securities. Accordingly, the managers will not generally vote proxies for securities out on loan, although each has discretion to request that the fund’s securities lending agent call back securities which are out on loan, which is intended to provide the opportunity to vote on material matters. However, the ability to timely recall shares for proxy voting purposes typically is not entirely within the control of the manager, the fund or its securities lending agent. Under certain circumstances, the recall of shares in time for such shares to be voted may not be possible due to applicable proxy voting record dates and administrative considerations.

16

HOW THE FUNDS PERFORMED
The performance of the funds is presented in the bar charts and the tables that follow. The bar charts reflect performance of Class A shares without deduction for sales loads or account fees and show how each fund’s performance has varied from year to year, since its inception. If sales loads or account fees, if any, were deducted, returns would be lower. The quarterly returns shown are for the best and worst quarters within the periods reflected in each corresponding bar chart. The tables show how each fund’s average annual total returns compare to its benchmark index or indexes. The 1-year, 3-years, 5-years and since inception average annual total returns shown in the tables reflect performance after deduction for sales loads or fees. The information presented in the bar charts and the tables was prepared assuming reinvestment of dividends and distributions. The PL Small-Cap Value Fund commenced operations on June 29, 2007 and therefore, does not have a full calendar year of performance. The Class A return for this fund for the period July 1, 2007 through March 31, 2008 was -11.47%. The PL Floating Rate Loan Fund commenced operations on June 30, 2008; and therefore, there is no performance information to present.
Past performance (before and after taxes) is not necessarily an indication of how the funds will perform in the future. Performance reflects expense limitations that were in effect during the periods presented. If expense limitations were not in place, the funds’ performance would have been reduced.
Annual Total Returns

PL Portfolio Optimization Conservative	PL Portfolio Optimization Moderate-Conservative
Class A return for the period 1/1/08 through 3/31/08: 0.48%	Class A return for the period 1/1/08 through 3/31/08: -2.32%
Best and worst quarters:	Best and worst quarters:
3rd Quarter 2006: 3.04%; 2nd Quarter 2004: -1.08%	4th Quarter 2004: 4.80%; 1st Quarter 2005: -0.96%

PL Portfolio Optimization Moderate	PL Portfolio Optimization Moderate-Aggressive
Class A return for the period 1/1/08 through 3/31/08: -4.56%	Class A return for the period 1/1/08 through 3/31/08: -6.80%
Best and worst quarters:	Best and worst quarters:
4th Quarter 2004: 6.90%; 2nd Quarter 2006: -1.40%	4th Quarter 2004: 8.91%; 4th Quarter 2007: -2.29%

17

HOW THE FUNDS PERFORMED

PL Portfolio Optimization Aggressive	PL Money Market
Class A return for the period 1/1/08 through 3/31/08: -9.41%	Class A return for the period 1/1/08 through 3/31/08: 0.66%
Best and worst quarters:	Best and worst quarters:
4th Quarter 2004: 10.58%; 4th Quarter 2007: -3.82%	1st Quarter 2007: 1.12%; 1st Quarter 2004: 0.02%

PL Small-Cap Growth[1]	PL International Value[2]
Class A return for the period 1/1/08 through 3/31/08: -17.69%	Class A return for the period 1/1/08 through 3/31/08: -10.48%
Best and worst quarters:	Best and worst quarters:
4th Quarter 2004: 12.45%; 3rd Quarter 2002: -17.20%	4th Quarter 2003: 15.80%; 3rd Quarter 2002: -20.66%

PL Large-Cap Value[3]	PL Short Duration Bond
Class A return for the period 1/1/08 through 3/31/08: -10.57%	Class A return for the period 1/1/08 through 3/31/08: 2.69%
Best and worst quarters:	Best and worst quarters:
2nd Quarter 2003: 19.45%; 3rd Quarter 2002: -21.37%	3rd Quarter 2007: 2.44%; 2nd Quarter 2004: -1.24%

18

PL Growth LT	PL Mid-Cap Equity[4]
Class A return for the period 1/1/08 through 3/31/08: -10.55%	Class A return for the period 1/1/08 through 3/31/08: -8.23%
Best and worst quarters:	Best and worst quarters:
2nd Quarter 2003: 15.75%; 2nd Quarter 2002: -18.31%	2nd Quarter 2007: 7.75%; 4th Quarter 2007: -8.73%

PL Large-Cap Growth[5]	PL International Large-Cap[6]
Class A return for the period 1/1/08 through 3/31/08: -17.43%	Class A return for the period 1/1/08 through 3/31/08: -5.30%
Best and worst quarters:	Best and worst quarters:
2nd Quarter 2003: 12.55%; 3rd Quarter 2002: -15.69%	2nd Quarter 2003: 15.00%; 3rd Quarter 2002: -15.39%

PL Main Street Core	PL Emerging Markets
Class A return for the period 1/1/08 through 3/31/08: -11.36%	Class A return for the period 1/1/08 through 3/31/08: -9.77%
Best and worst quarters:	Best and worst quarters:
4th Quarter 2006: 6.40%; 4th Quarter 2007: -5.37%	4th Quarter 2006: 17.00%; 2nd Quarter 2006: -9.12%

19

HOW THE FUNDS PERFORMED

PL Managed Bond	PL Inflation Managed
Class A return for the period 1/1/08 through 3/31/08: 3.40%	Class A return for the period 1/1/08 through 3/31/08: 6.43%
Best and worst quarters:	Best and worst quarters:
3rd Quarter 2002: 5.11%; 2nd Quarter 2004: -2.69%	1st Quarter 2004: 5.00%; 2nd Quarter 2004: -3.14%

PL Comstock[7]	PL Mid-Cap Growth[7]
Class A return for the period 1/1/08 through 3/31/08: -8.78%	Class A return for the period 1/1/08 through 3/31/08: -12.91%
Best and worst quarters:	Best and worst quarters:
2nd Quarter 2003: 17.40%; 3rd Quarter 2002: -15.34%	4th Quarter 2004: 12.79%; 2nd Quarter 2002: -31.77%

PL Real Estate
Class A return for the period 1/1/08 through 3/31/08: 3.17%
Best and worst quarters:
2nd Quarter 2005: 14.42%; 4th Quarter 2007: -14.49%

[1] Alger began managing the fund on July 1, 2007, and some investment policies changed at that time. Other firms managed the fund before that date. Effective October 1, 2005 some investment policies changed.

[2] AllianceBernstein began managing the fund on May 1, 2006, and some investment policies changed at that time. Another firm managed the fund before that date.

[3] ClearBridge Advisors, LLC assumed management of the fund on October 1, 2006. Salomon Brothers Asset Management Inc, an affiliate of ClearBridge Advisors, LLC, managed the fund before that date.

[4] Effective July 1, 2008, the PL Mid-Cap Value Fund changed its name to PL Mid-Cap Equity Fund.

[5] Loomis Sayles began managing the fund on January 1, 2006, and some investment policies changed at that time. Another firm managed the fund before that date.

[6] Effective December 31, 2003 the fund changed its name from PF MFS Global Growth Fund and its investment focus.

[7] Van Kampen began managing the fund on May 1, 2003. Another firm managed the fund before that date.

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21

HOW THE FUNDS PERFORMED
Portfolio Optimization Funds
Average Annual Total Return – as of 12/31/07

	Performance shown reflects deduction of the highest initial sales charge and contingent

Fund Name
Return Before Taxes
	Class A			Class B			Class C			Class R

			Since			Since			Since		Since
Portfolio Optimization Fund[1]	1-Year	3-Year	Inception	1-Year	3-Year	Inception	1-Year	3-Year	Inception	1-Year	Inception

PL Conservative	0.44%	2.78%	3.07%	0.54%	2.91%	3.29%	4.59%	4.18%	3.96%	6.02%	5.59%

PL Moderate-Conservative	0.78%	4.28%	4.66%	0.85%	4.45%	4.91%	4.92%	5.68%	5.57%	6.45%	7.16%

PL Moderate	1.38%	6.16%	6.61%	1.52%	6.41%	6.95%	5.56%	7.60%	7.55%	7.06%	9.10%

PL Moderate-Aggressive	1.23%	7.29%	7.78%	1.36%	7.63%	8.18%	5.39%	8.76%	8.72%	7.00%	10.41%

PL Aggressive	0.66%	8.75%	9.13%	0.79%	9.12%	9.58%	4.82%	10.24%	10.13%	6.34%	12.02%

				Since
Broad-Based Indices[3]	Asset Class	1-Year	3-Year	Inception

Merrill Lynch 3-Month U.S. T-Bill Index[5]	Cash	5.00%	4.30%	3.55%

Lehman Brothers Aggregate Bond Index[6]	Bonds	6.97%	4.56%	4.50%

S&P 500 Index[7]	Domestic Stocks	5.49%	8.61%	9.17%

MSCI EAFE Index[8]	International Stocks	11.17%	16.83%	17.67%

[1]	Class A, B and C shares of the Portfolio Optimization Funds commenced operations on December 31, 2003. Class R shares of the Portfolio Optimization Funds commenced operations on September 30, 2005.

[2]	The after-tax returns (a) are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; (b) are shown for Class A shares only and will vary for other classes; and (c) are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In some instances, the return after taxes on distributions and sale of shares may be greater than the return before taxes because the investor is assumed to be able to use the capital loss of the sale of fund shares to offset other taxable capital gains.

[3]	The indexes have inherent performance advantages over the funds since they hold no cash and incur no expenses. An investor cannot invest directly in an index.

22

deferred sales charge, as applicable.

				Return After Taxes
Return After Taxes				on Distributions
on Distributions –				and Sale of				Benchmark Index
Class A2				Shares – Class A2				Performance[3]

			Since			Since				Since
1-Year		3-Year	Inception	1-Year	3-Year	Inception	Benchmark Index[4]	1-Year	3-Year	Inception

(0.87%	)	1.66%	2.11%	0.03%	1.30%	1.30%	Conservative Composite Benchmark	6.81%	5.84%	5.76%

(0.38%	)	3.33%	3.83%	1.98%	3.11%	3.11%	Moderate-Conservative Composite Benchmark	7.06%	7.25%	7.35%

0.19%		5.23%	5.83%	3.91%	5.21%	5.21%	Moderate Composite Benchmark	7.15%	8.47%	8.71%

0.09%		6.44%	7.09%	5.42%	6.67%	6.67%	Moderate-Aggressive Composite Benchmark	7.24%	9.60%	10.00%

(0.42%	)	7.95%	8.50%	7.81%	8.50%	8.50%	Aggressive Composite Benchmark	7.09%	10.55%	11.01%

[4]	The Composite Benchmarks are composed using the broad-based indexes shown in the above chart. The percentage amounts of each broad-based index within each composite benchmark are based on each fund’s target asset class allocations in effect during the applicable period. The percentages attributed to a broad-based index within a composite benchmark could change if a fund’s target asset class allocations were to change.

[5]	The Merrill Lynch 3-Month U.S. T-Bill Index is an index comprised of a single Treasury bill purchased at the beginning of the month and held for a full month then sold and rolled into a newly selected issue. Results include the reinvestment of all distributions.

[6]	The Lehman Brothers Aggregate Bond Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. The total return is equal to the change in price plus the coupon return.

[7]	The S&P 500 Index is an index of stocks of approximately 500 large-capitalization companies traded in U.S. stock markets. Results include reinvested dividends.

[8]	The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index is an index of stocks from 21 countries/regions in Europe, Australia, New Zealand and Asia. Results include reinvested dividends after deducting withholding taxes.

23

HOW THE FUNDS PERFORMED

Underlying Funds
Average Annual Total Return – as of 12/31/07

	Performance shown reflects deduction of the highest initial
	sales charge, as applicable.

						Return After Taxes
Fund Name[1]	Return Before Taxes – Class A					on Distributions – Class A2

					Since					Since
	1-Year		3-Years	5-Years	Inception	1-Year		3-Years	5-Years	Inception

PL Money Market[4]	4.38%		3.55%	2.25%	1.93%	2.83%		2.30%	1.46%	1.25%

PL Small-Cap Growth[7]	7.90%		5.52%	10.29%	6.32%	5.21%		3.53%	8.96%	5.24%

PL International Value[9]	(0.11%	)	10.41%	14.15%	10.30%	(0.53%	)	8.82%	13.09%	9.39%

PL Large-Cap Value	(3.08%	)	5.87%	10.91%	5.50%	(3.44%	)	5.28%	10.51%	5.12%

PL Short Duration Bond	0.41%		1.20%	N/A	0.89%	(0.83%	)	0.25%	N/A	0.11%

PL Growth LT	6.89%		7.49%	12.23%	5.25%	6.53%		7.33%	12.13%	5.16%

PL Mid-Cap Equity (formerly PL Mid-Cap Value)	(8.66%	)	4.09%	N/A	4.09%	(11.01%	)	2.34%	N/A	2.34%

PL Large-Cap Growth[16]	14.53%		3.66%	7.37%	2.63%	14.53%		3.16%	7.06%	2.36%

PL International Large-Cap	2.22%		12.66%	16.83%	11.03%	1.37%		11.71%	16.15%	10.36%

PL Main Street Core	3.74%		N/A	N/A	8.74%	2.55%		N/A	N/A	8.05%

PL Emerging Markets	31.93%		N/A	N/A	29.78%	29.47%		N/A	N/A	27.61%

PL Managed Bond	1.63%		2.41%	3.37%	4.30%	0.25%		1.23%	2.12%	2.78%

PL Inflation Managed	4.16%		1.75%	4.28%	4.28%	2.49%		0.38%	2.69%	2.69%

PL Comstock[20]	(9.30%	)	2.63%	10.48%	5.52%	(9.76%	)	2.03%	10.08%	5.15%

PL Mid-Cap Growth[20]	15.23%		13.63%	17.85%	7.13%	10.96%		11.71%	16.65%	5.41%

PL Real Estate	(21.86%	)	7.19%	N/A	7.19%	(23.05%	)	5.95%	N/A	5.95%

[1]	All of the underlying funds began operations on September 28, 2001, except for the PL Inflation Managed Fund, which began operations on December 31, 2002, the PL Short Duration Bond Fund, which began operations on December 31, 2003, the PL Mid-Cap Equity and the PL Real Estate Funds, which began operations on December 31, 2004, the PL Main Street Core and PL Emerging Markets Funds, which began operations on September 30, 2005, and the PL Small-Cap Value Fund, which began operations on June 29, 2007 and is not included in the chart because it does not have a full calendar year of performance. Since the PL Floating Rate Loan Fund began operations on June 30, 2008, and therefore, is not included in the chart.

[2]	The after-tax returns (a) are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; (b) are shown for Class A shares; and (c) are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In some instances, the return after taxes on distributions and sale of shares may be greater than the return before taxes because the investor is assumed to be able to use the capital loss of the sale of fund shares to offset other taxable capital gains.

[3]	The indexes have inherent performance advantages over the funds since they hold no cash and incur no expenses. An investor cannot invest directly in an index.

[4]	Pacific Life Fund Advisors LLC (PLFA) assumed management of the portfolio from Pacific Life on May 1, 2007. PLFA also does business under the name, “Pacific Asset Management” (PAM) and manages the fund under that name.

[5]	The Merrill Lynch 3-Month U.S. T-Bill Index is an index comprised of a single Treasury bill purchased at the beginning of the month and held for a full month then sold and rolled into a newly selected issue and is the fund’s broad-based index. Results include the reinvestment of all distributions.

[6]	The Lipper Money Market Funds Index is an equal dollar weighted index of the 30 largest mutual funds within the money market fund classification as defined by Lipper. The Index is adjusted for the reinvestment of capital gains and income dividends.

24

Return After Taxes on
Distributions and Sale
of Shares – Class A2					Benchmark Index(es)[3]	Benchmark Index Performance[3]

				Since						Since
1-Year		3-Years	5-Years	Inception		1-Year		3-Years	5-Years	Inception

2.83%		2.30%	1.46%	1.25%	Merrill Lynch 3-Month U.S. T-Bill Index [5]	5.00%		4.30%	3.07%	2.84%
					Lipper Money Market Funds Index [6]	4.77%		3.97%	2.65%	2.42%

6.64%		4.11%	8.56%	5.14%	Russell 2000 Growth Index[8]	7.05%		8.11%	16.50%	10.70%

0.49%		8.72%	12.25%	8.84%	MSCI EAFE Index[10]	11.17%		16.83%	21.59%	14.96%

(1.51%	)	4.99%	9.50%	4.69%	Russell 1000 Value Index[11]	(0.17%	)	9.32%	14.63%	9.81%

0.24%		0.46%	N/A	0.30%	Merrill Lynch 1-3 Year Treasury Index[12]	7.32%		4.29%	N/A	3.43%

4.90%		6.42%	10.71%	4.53%	Russell 1000 Growth Index[13]	11.81%		8.68%	12.11%	6.36%
					S&P 500 Index[14]	5.49%		8.61%	12.82%	7.55%

(4.58%	)	2.84%	N/A	2.84%	Russell Midcap Index[15]	5.60%		11.09%	N/A	11.09%

9.45%		3.03%	6.33%	2.19%	Russell 1000 Growth Index[13]	11.81%		8.68%	12.11%	6.36%
					S&P 500 Index[14]	5.49%		8.61%	12.82%	7.55%

2.57%		10.87%	14.78%	9.52%	MSCI EAFE Index[10]	11.17%		16.83%	21.59%	14.96%

3.36%		N/A	N/A	7.34%	S&P 500 Index[14]	5.49%		N/A	N/A	10.30%

23.33%		N/A	N/A	25.00%	MSCI Emerging Markets Index[17]	39.39%		N/A	N/A	35.31%

1.05%		1.36%	2.16%	2.79%	Lehman Brothers Aggregate Bond Index[18]	6.97%		4.56%	4.42%	5.16%

2.65%		0.68%	2.72%	2.72%	Lehman Brothers Global Real: U.S. TIPS Index[19]	11.63%		4.85%	6.27%	6.27%

(5.39%	)	2.23%	9.13%	4.72%	Russell 1000 Value Index[11]	(0.17%	)	9.32%	14.63%	9.81%

12.84%		11.30%	15.48%	5.34%	Russell Midcap Growth Index[21]	11.43%		11.39%	17.90%	12.61%

(13.10%	)	5.91%	N/A	5.91%	FTSE NAREIT U.S. Real Estate Index[22]	(15.69%	)	8.50%	N/A	8.50%

[7]	Alger began managing the fund on July 1, 2007, and some of its investment policies changed at that time. Other firms managed the fund prior to that date. Effective October 1, 2005 some investment policies changed.

[8]	The Russell 2000 Growth Index is an index of approximately 1,200 small companies with higher price-to-book ratios and higher forecasted growth values than companies in the Russell 2000 Value Index. Results include reinvested dividends.

[9]	AllianceBernstein began managing the fund on May 1, 2006, and some of its investment policies changed at that time. Another firm managed the fund prior to that date.

[10]	The MSCI EAFE Index is an index of stocks from 21 countries/regions in Europe, Australia, New Zealand and Asia. Results include reinvested dividends after deducting withholding taxes.

[11]	The Russell 1000 Value Index is an index of companies with a less-than average growth orientation. Companies in this index have lower price-to-book and price-earnings ratios, higher dividend yields and lower forecasted growth rates than companies in the Russell 1000 Growth Index. Results include reinvested dividends.

[12]	The Merrill Lynch 1-3 Year Treasury Index is an index of U.S. Treasury issues that have maturities from one to three years. The total return is equal to the change in price plus the coupon return.

[13]	The Russell 1000 Growth Index is an index of large companies that have higher price-to-book ratios and forecasted growth values than the Russell 1000 Value Index and is the PL Growth LT and the PL Large-Cap Growth Funds’ broad-based benchmark index. The PL Growth LT Fund’s broad-based benchmark index was changed to provide a better comparison to the fund’s growth oriented style of investing. The PL Large-Cap Growth Fund’s broad-based benchmark index was added in May 2006 due to Loomis Sayles’ style of investing. The S&P 500 Index, the former broad-based benchmark index, is being provided for comparison purposes for one year. Results include reinvested dividends.

[14]	The S&P 500 Index is an index of the stocks of approximately 500 large-capitalization companies traded in U.S. stock markets. It is the broad-based benchmark index for the PL Main Street Core Fund. Results include reinvested dividends.

25

HOW THE FUNDS PERFORMED

[15]	The Russell Midcap Index is an index of 800 of the smallest companies in the Russell 1000 Index. Results include reinvested dividends.

[16]	Loomis Sayles began managing the fund on January 1, 2006, and some of its investment policies changed at that time. Another firm managed the fund prior to that date.

[17]	The Morgan Stanley Capital International (MSCI) Emerging Markets Index is an index typically made up of stocks from approximately 26 emerging market countries. Results include reinvested dividends.

[18]	The Lehman Brothers Aggregate Bond Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. The total return is equal to the change in price plus the coupon return.

[19]	The Lehman Brothers Global Real: U.S. TIPS Index (formerly called the Lehman Brothers Inflation Linked Treasury Index) is an index of all outstanding treasury inflation protected securities issued by the U.S. government. The total return is equal to the change in price plus the coupon return.

[20]	Van Kampen began managing the fund on May 1, 2003. Another firm managed the fund prior to that date.

[21]	The Russell Midcap Growth Index is an index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe. It includes those securities in the Russell Midcap Index with higher price-to-book ratios and higher forecast growth values. Results include reinvested dividends.

[22]	The FTSE National Association of Real Estate Investment Trusts (NAREIT) Equity REITs Index is one index of a series of indexes represented in the FTSE NAREIT U.S. Real Estate Index Series and represents tax-qualified REITs listed on the New York Stock Exchange (NYSE), American Stock Exchange and NASDAQ. Results include reinvested dividends.

26

FEES AND EXPENSES
There are two types of fees and expenses you pay when you invest in mutual funds: (i) shareholder fees and (ii) operating expenses. Shareholder fees include sales charges and account fees, as applicable, that you pay directly when you buy or sell shares. Operating expenses incurred annually by each fund are borne indirectly by shareholders. The Portfolio Optimization Funds directly bear their annual operating expenses and indirectly bear the annual operating expenses of the underlying funds in proportion to their allocations.
Pacific Life Funds pays for certain support, administrative, distribution and shareholder services and the operational expenses of the funds, including custody, transfer agency, printing, legal, and auditing expenses. Pacific Life Funds also pays Pacific Life Fund Advisors LLC (PLFA) to provide investment advisory services. PLFA, in turn, pays part of its fee to the managers. Currently, the Portfolio Optimization Funds bear no direct operating expenses other than advisory fees and distribution and/or service fees and may bear certain “other expenses.” In addition they indirectly bear a portion of the net operating expenses of the applicable underlying funds (acquired funds) as specified in the following Portfolio Optimization Funds Operating Expenses table.
A discussion regarding the basis for the Board approving the investment advisory and fund management agreements of Pacific Life Funds is available in Pacific Life Funds’ annual and semi-annual reports to shareholders, as applicable.
The following tables show the fees that you may pay directly and the expenses paid by each of the Portfolio Optimization Funds and the underlying funds.
Shareholder Fees
(fees paid directly from your investment)
Sales Charges

	Class A		Class B		Class C		Class R

Maximum Front-end Sales Charge on your investment (as a percentage of offering price)	5.50%	[1]	None		None		None [5]
Maximum Contingent Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is less)	None	[2]	5.00%	[3]	1.00%	[4]	None [5]

[1]	The sales charge is reduced for purchases of $50,000 or more and is waived in certain circumstances. Class A shares of the PL Money Market Fund are sold at net asset value (NAV) without an initial sales charge.

[2]	There is a contingent deferred sales charge (CDSC) of 1% on redemptions of Class A shares within 1 year of purchase if the purchase were part of an investment of $1 million or more where the initial sales charge would be waived.

[3]	There is a CDSC on the sale of shares within 7 years of purchase. The CDSC decreases over time. Refer to the Class B Shares in the Overview of the Class A, B and C Shares’ section for more information.

[4]	There is a CDSC on the sale of shares within 1 year of purchase.

[5]	Class R shares of the Portfolio Optimization Funds are sold at NAV without an initial sales charge and do not charge a CDSC.
Account Fees
Shareholders may be charged additional expenses for a Pacific Life Funds IRA, including an annual fee or fees to transfer an IRA account to another provider or to take a distribution.
For the Pacific Life Funds 529 College Savings Plan account for Montana (529 Plan), an annual maintenance fee of $25 will generally be charged to each account on the last Friday of April, for the prior year and is prorated based on the month the account was opened.

27

FEES AND EXPENSES

Portfolio Optimization Funds
Operating Expenses and Examples
Annual fund operating expenses paid by each Portfolio Optimization Fund, as an annual percent of average daily net assets (expenses that are deducted from each fund’s assets):

	Advisory	Service	Distribution and			Other	Acquired Funds Fees and
Portfolio Optimization Fund	Fees [1]	Fees [2]	Service Fees (12b-1) [2]			Expenses [3]	Expenses (Underlying Funds) [4]

Class		A	B	C	R

PL Conservative	0.20%	0.25%	1.00%	1.00%	0.50%	0.64%	0.99%

PL Moderate-Conservative	0.20%	0.25%	1.00%	1.00%	0.50%	0.52%	1.06%

PL Moderate	0.20%	0.25%	1.00%	1.00%	0.50%	0.48%	1.12%

PL Moderate-Aggressive	0.20%	0.25%	1.00%	1.00%	0.50%	0.48%	1.17%

PL Aggressive	0.20%	0.25%	1.00%	1.00%	0.50%	0.50%	1.22%

The examples that follow are intended to help you compare the cost of investing in Class A, Class B, Class C, and Class R shares of each Portfolio Optimization Fund to the cost of investing in other mutual funds. Each example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, that your investment has an average annual return of 5%, that applicable sales charges have been reflected, and that the Portfolio Optimization Funds’ annual operating expenses (based on data as presented in the

	Your expenses (in dollars) if you SELL your shares at the end of each period

Portfolio Optimization Fund	1 Year				3 Years				5 Years				10 Years

Class	A	B	C	R	A	B	C	R	A	B	C	R	A	B	C	R

PL Conservative	665	697	297	147	1,085	1,193	793	642	1,530	1,615	1,415	1,165	2,761	2,913	3,093	2,597

PL Moderate-Conservative	671	704	304	154	1,081	1,189	789	638	1,516	1,601	1,401	1,150	2,721	2,873	3,053	2,556

PL Moderate	677	710	310	160	1,091	1,199	799	648	1,529	1,615	1,415	1,164	2,743	2,895	3,075	2,579

PL Moderate-Aggressive	682	715	315	165	1,105	1,214	814	664	1,553	1,639	1,439	1,189	2,793	2,944	3,124	2,630

PL Aggressive	687	720	320	170	1,124	1,233	833	683	1,586	1,672	1,472	1,223	2,860	3,011	3,189	2,699

[1]	Advisory fees have been restated to reflect contractual changes effective July 1, 2008, as if they had been in effect for the entire fiscal year.

[2]	Each share class (other than Class A shares) of the Portfolio Optimization Funds is charged a distribution and service (12b-1) fee. Class A shares of each Portfolio Optimization Fund are charged a non 12b-1 service fee. Because 12b-1 and service fees are paid out of the Portfolio Optimization Fund’s assets on an ongoing basis, they will increase the cost of your investment over time. Higher ongoing 12b-1 fees may be less advantageous than paying a front-end sales charge and lower ongoing service fees. Since the Portfolio Optimization Funds invest in Class A shares of the underlying funds, the applicable 12b-1 or service fee for the Portfolio Optimization Funds will be reduced by 0.25% for all share classes to avoid duplication of fees.

[3]	Other expenses have been restated to reflect contractual changes to the Portfolio Optimization Funds’ administration fees effective July 1, 2008, as if they had been in effect for the entire fiscal year. Other expenses include the fee paid to Pacific Life for providing or procuring for the funds, certain administrative services, transfer agency services, and certain shareholder services, at an annual rate of 0.30% of each Portfolio Optimization Fund’s average daily net assets, plus custodial, legal, accounting and miscellaneous support services. Expenses do not reflect non-recurring fees and expenses.

[4]	Since the Portfolio Optimization Funds invest in the underlying funds, in addition to their own net operating expenses, they also indirectly bear a portion of the net operating expenses of the applicable underlying funds, based on the actual average holdings, as presented under Acquired Funds Fees and Expenses (Underlying Funds) column. The Acquired Funds Fees and Expenses column reflects the contractual expense limitation agreement effective July 1, 2008 through June 30, 2009 for the underlying funds.

28

Total Annual Fund								Net Total Annual Fund
Operating Expenses (Gross				Less: Reduction/Reimbursement				Operating Expenses [6]
Expenses)				by Adviser/Administrator/Distributor [5]				(Direct & Indirect)

A	B	C	R	A	B	C	R	A	B	C	R

2.08%	2.83%	2.83%	2.33%	(0.89%)	(0.89%)	(0.89%)	(0.89%)	1.19%	1.94%	1.94%	1.44%

2.03%	2.78%	2.78%	2.28%	(0.77%)	(0.77%)	(0.77%)	(0.77%)	1.26%	2.01%	2.01%	1.51%

2.05%	2.80%	2.80%	2.30%	(0.73%)	(0.73%)	(0.73%)	(0.73%)	1.32%	2.07%	2.07%	1.57%

2.10%	2.85%	2.85%	2.35%	(0.73%)	(0.73%)	(0.73%)	(0.73%)	1.37%	2.12%	2.12%	1.62%

2.17%	2.92%	2.92%	2.42%	(0.75%)	(0.75%)	(0.75%)	(0.75%)	1.42%	2.17%	2.17%	1.67%

Portfolio Optimization Funds Operating Expense table) remain the same except for the expense caps, which are only reflected for the contractual period through June 30, 2009 for the Portfolio Optimization Funds and the underlying funds. Although your actual costs may be higher or lower, the examples show what your costs would be based on these assumptions. Keep in mind that this is an estimate — actual expenses may vary.

	Your expenses (in dollars) if you DON’T SELL your shares at the end of each period

Portfolio Optimization Fund	1 Year				3 Years				5 Years				10 Years

Class	A	B	C	R	A	B	C	R	A	B	C	R	A	B	C	R

PL Conservative	665	197	197	147	1,085	793	793	642	1,530	1,415	1,415	1,165	2,761	2,913	3,093	2,597

PL Moderate-Conservative	671	204	204	154	1,081	789	789	638	1,516	1,401	1,401	1,150	2,721	2,873	3,053	2,556

PL Moderate	677	210	210	160	1,091	799	799	648	1,529	1,415	1,415	1,164	2,743	2,895	3,075	2,579

PL Moderate-Aggressive	682	215	215	165	1,105	814	814	664	1,553	1,439	1,439	1,189	2,793	2,944	3,124	2,630

PL Aggressive	687	220	220	170	1,124	833	833	683	1,586	1,472	1,472	1,223	2,860	3,011	3,189	2,699

[5]	To help limit fund expenses, PLFA has contractually agreed to reduce its fees or otherwise reimburse each Portfolio Optimization Fund for its operating expenses (including organizational expenses, but not including the following: investment advisory fees; distribution and/or service fees; dividends on securities sold short; acquired fund fees and expenses; interest; taxes (including foreign taxes on dividends, interest and gains); brokerage commissions and other transactional expenses; extraordinary expenses such as litigation; and other expenses not incurred in the ordinary course of each Portfolio Optimization Fund’s business) that exceed an annual rate based on a percentage of a Portfolio Optimization Fund’s average daily net assets. To the extent that the expense cap for a Portfolio Optimization Fund is lower than the administrative services fee of 0.30%, Pacific Life, as administrator, shall reduce its fee to the level of the expense cap. The expense cap is 0.00% for the Portfolio Optimization Funds and 0.30% for the underlying funds through June 30, 2009. Such reduction or reimbursement is subject to repayment to PLFA and/or Pacific Life, for a period of 3 years from the end of the fiscal year in which the reduction or reimbursement took place (the recoupment period may be adjusted prospectively upon supplement or revision to this prospectus), to the extent such expenses fall below the expense cap. Any amounts repaid to PLFA and/or Pacific Life will have the effect of increasing such expenses of the Portfolio Optimization Fund but not above the expense cap. There is no guarantee that PLFA and/or Pacific Life will continue to cap expenses after June 30, 2009.

[6]	This column reflects the Total Annual Fund Operating Expenses (Gross Expenses) minus any reductions and reimbursements by the Adviser, Administrator or Distributor. There is no guarantee that PLFA and/or Pacific Life will continue to cap expenses after June 30, 2009. If they do not, the Portfolio Optimization Funds would bear the sum of (i) amounts presented in the Total Annual Fund Operating Expenses (Gross Expenses) column minus the amounts presented in the Acquired Funds Fees and Expenses (Underlying Funds) column and (ii) the total annual operating expenses attributable to the underlying funds in which their Portfolio Optimization Fund invests.

29

FEES AND EXPENSES

Underlying Funds
Operating Expenses and Examples
Annual fund operating expenses paid by Class A shares of each underlying fund, as an annual percent of average daily net assets (expenses that are deducted from each underlying fund’s assets):

					Total Annual
					Fund
					Operating	Less:	Net Total
				Acquired Fund	Expenses	Reduction/	Annual Fund
	Advisory	Service	Other	Fees	(Gross	Reimbursement	Operating
Underlying Fund [1]	Fees[2]	Fee [3]	Expenses [4]	and Expenses [5]	Expenses) [5]	by Adviser [6]	Expenses [7]

PL Money Market[8]	0.20%	0.25%	0.58%	0.00%	1.03%	(0.28%)	0.75%

PL Small-Cap Growth	0.60%	0.25%	0.60%	0.00%	1.45%	(0.30%)	1.15%

PL International Value	0.65%	0.25%	0.57%	0.00%	1.47%	(0.27%)	1.20%

PL Large-Cap Value	0.65%	0.25%	0.54%	0.02%	1.46%	(0.24%)	1.22%

PL Short Duration Bond	0.40%	0.25%	0.52%	0.03%	1.20%	(0.22%)	0.98%

PL Floating Rate Loan [9,10]	0.75%	0.25%	0.65%	0.00%	1.65%	(0.35%)	1.30%

PL Growth LT	0.55%	0.25%	0.61%	0.00%	1.41%	(0.31%)	1.10%

PL Mid-Cap Equity	0.65%	0.25%	0.54%	0.03%	1.47%	(0.24%)	1.23%

PL Large-Cap Growth	0.75%	0.25%	0.67%	0.00%	1.67%	(0.37%)	1.30%

PL International Large-Cap	0.85%	0.25%	0.64%	0.00%	1.74%	(0.34%)	1.40%

PL Small-Cap Value [10,11]	0.75%	0.25%	0.74%	0.02%	1.76%	(0.44%)	1.32%

PL Main Street Core[10]	0.45%	0.25%	0.55%	0.00%	1.25%	(0.25%)	1.00%

PL Emerging Markets[10]	0.80%	0.25%	1.08%	0.01%	2.14%	(0.78%)	1.36%

PL Managed Bond	0.40%	0.25%	0.60%	0.01%	1.26%	(0.30%)	0.96%

PL Inflation Managed	0.40%	0.25%	0.59%	0.01%	1.25%	(0.29%)	0.96%

PL Comstock	0.75%	0.25%	0.52%	0.00%	1.52%	(0.22%)	1.30%

PL Mid-Cap Growth	0.70%	0.25%	0.60%	0.00%	1.55%	(0.30%)	1.25%

PL Real Estate	0.90%	0.25%	0.63%	0.02%	1.80%	(0.33%)	1.47%

The examples that follow are intended to help you compare the cost of investing in Class A shares of each underlying fund to the cost of investing in other mutual funds. Each example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, that your investment has an average annual return of 5%, that applicable sales charges have been reflected, and that the underlying funds’ annual operating expenses (based on data as presented in the Underlying Funds’ Operating Expenses table) remain the same except for the expense caps, which are only reflected for the contractual period through June 30, 2009 for the underlying funds. Although your actual costs may be higher or lower, the examples show what your costs would be based on these assumptions. Keep in mind that this is an estimate — actual expenses may vary.

	Your expenses (in dollars) if you SELL or DON’T SELL your shares at the end of each period

Underlying Funds[12]	1 Year	3 Years	5 Years	10 Years

PL Money Market	77	300	541	1,234
PL Small-Cap Growth	661	956	1,272	2,165
PL International Value	666	964	1,284	2,189
PL Large-Cap Value	667	964	1,282	2,181
PL Short Duration Bond	644	889	1,153	1,906
PL Growth LT	656	943	1,251	2,123
PL Mid-Cap Equity	668	967	1,287	2,191
PL Large-Cap Growth	675	1,013	1,375	2,388
PL International Large-Cap	685	1,037	1,412	2,462
PL Managed Bond	643	900	1,176	1,964
PL Inflation Managed	643	898	1,172	1,954
PL Comstock	675	983	1,314	2,245
PL Mid-Cap Growth	670	985	1,321	2,270
PL Real Estate	691	1,055	1,442	2,524

30

[1]	The underlying funds, with the exception of the PL Money Market Fund, are closed to new investors. If you already own shares of a particular underlying fund, you may continue to purchase additional shares of that fund. You may also exchange those shares for shares of any other underlying fund you already own. Once you fully redeem from an underlying fund, that fund is no longer available for purchase or exchange. The Portfolio Optimization Funds and the PL Money Market Fund are available for purchase or exchange by both existing and new investors.

[2]	Advisory fees have been restated to reflect contractual changes effective July 1, 2008, as if they had been in effect for the entire fiscal year.

[3]	Class A shares of each fund are charged a non 12b-1 service fee. Because service fees are paid out of the fund’s assets on an ongoing basis, they will increase the cost of your investment over time.

[4]	Other expenses have been restated to reflect contractual changes to the funds’ administration fees effective July 1, 2008, as if they had been in effect for the entire fiscal year. Other expenses include the fee paid to Pacific Life for providing or procuring for the funds, certain administrative services, transfer agency services, and certain shareholder services, at an annual rate of 0.30% of each fund’s average daily net assets, plus custodial, legal, accounting and miscellaneous support services. Expenses do not reflect non-recurring fees and expenses.

[5]	Total Annual Fund Operating Expenses (Gross Expenses) are the sum of a fund’s direct fees and expenses and a fund’s indirect fees and expenses from investments in other investment companies (acquired fund fees and expenses), based on the actual average holdings.

[6]	To help limit fund expenses, PLFA has contractually agreed to reduce its fees or otherwise reimburse each fund for its operating expenses (including organizational expenses, but not including the following: investment advisory fees; distribution and/or service fees; dividends on securities sold short; acquired fund fees and expenses; interest; taxes (including foreign taxes on dividends, interest and gains); brokerage commissions and other transactional expenses; extraordinary expenses such as litigation; and other expenses not incurred in the ordinary course of each fund’s business) that exceed an annual rate of 0.30% based on a percentage of a fund’s average daily net assets effective July 1, 2008 through June 30, 2009. Such reduction or reimbursement is subject to repayment to PLFA, for a period of 3 years from the end of the fiscal year in which the reduction or reimbursement took place (the recoupment period may be adjusted prospectively upon supplement or revision to this prospectus), to the extent such expenses fall below the expense cap. Any amounts repaid to PLFA will have the effect of increasing such expenses of the fund but not above the expense cap. There is no guarantee that PLFA will continue to cap expenses after June 30, 2009.

[7]	This column reflects the Total Annual Fund Operating Expenses (Gross Expenses) minus any reductions and reimbursements by the Adviser. There is no guarantee that PLFA will continue to cap expenses after June 30, 2009. If it does not, the underlying funds would bear the amounts presented in the Total Annual Fund Operating Expenses (Gross Expenses) column.

[8]	Only Class A shares of the PL Money Market Fund are available for investment. In accordance with Pacific Life Funds exchange policy, Class A shares of the PL Money Market Fund may be exchanged for Class A, B, or C shares of the Portfolio Optimization Funds or Class A shares of an underlying fund you already own. Conversely, Class A, B, or C shares of the Portfolio Optimization Funds or Class A shares of the underlying funds you own may be exchanged for Class A shares of the PL Money Market Fund. For assets initially invested in the PL Money Market Fund, the CDSC period will begin when the shares are exchanged into Class B or C shares of a Portfolio Optimization Fund. The PL Money Market Fund is not available for investment by investors in Class R shares.

[9]	Other Expenses and Acquired Fund Fees and Expenses are estimated. Other expenses include offering and organizational expenses which are non-recurring expenses. Had those non-recurring expenses not been included, other expenses would have been estimated at 0.61%. The PL Floating Rate Loan Fund commenced operations on June 30, 2008.

[10]	This underlying fund is only available for investment by the Portfolio Optimization Funds.

[11]	Other expenses do not include offering and organizational expenses which were required to be included in the prior year.

[12]	The PL Floating Rate Loan, PL Small-Cap Value, PL Main Street Core, and PL Emerging Markets Funds are not included in the chart as they are only available for investment by the Portfolio Optimization Funds.

31

FEES AND EXPENSES

Examples for Class A Shares Purchased at Net Asset Value
Class A shares may be purchased at net asset value (NAV) (without an initial sales charge) under certain circumstances — See the Waiver of Initial Sales Charges sub-section within the Overview of Class A, B and C Shares section of this prospectus for eligibility. The examples that follow are intended to help eligible persons compare the cost of investing in Class A shares of each fund when purchased at NAV to the cost of investing in other mutual funds. Each example assumes that you invest $10,000 for the time periods indicated, that your investment has an average annual return of 5%, and that the funds’ annual operating expenses (based on data as presented in the applicable operating expenses tables) remain the same. The examples reflect the contractual expense caps in place through June 30, 2009 for the Portfolio Optimization Funds and underlying funds. Although your actual costs may be higher or lower, the examples show what your costs would be based on these assumptions. Keep in mind that this is an estimate — actual expenses may vary.
Your expenses (in dollars) whether you SELL or DON’T SELL your shares at the end of each period are the same, because there are no initial or deferred sales charges associated with Class A shares purchased at NAV.

Portfolio Optimization Funds	Your expenses (in dollars)

	1 Year	3 Years	5 Years	10 Years

PL Conservative	121	566	1,037	2,340

PL Moderate-Conservative	128	562	1,022	2,297

PL Moderate	134	572	1,036	2,321

PL Moderate-Aggressive	139	587	1,062	2,373

PL Aggressive	145	607	1,096	2,444

Underlying Funds [1]	Your expenses (in dollars)

	1 Year	3 Years	5 Years	10 Years

PL Money Market	77	300	541	1,234

PL Small-Cap Growth	117	429	764	1,709

PL International Value	122	438	777	1,734

PL Large-Cap Value	124	438	775	1,726

PL Short Duration Bond	100	359	638	1,435

PL Growth LT	112	416	742	1,664

PL Mid-Cap Equity	125	441	780	1,737

PL Large-Cap Growth	132	490	873	1,945

PL International Large-Cap	143	515	912	2,024

PL Managed Bond	98	370	663	1,496

PL Inflation Managed	98	368	658	1,486

PL Comstock	132	459	808	1,794

PL Mid-Cap Growth	127	460	816	1,820

PL Real Estate	150	534	944	2,089

[1]	The PL Floating Rate Loan, PL Small-Cap Value, PL Main Street Core, and PL Emerging Markets Funds are not included in the chart as they are only available for investment by the Portfolio Optimization Funds.

32

ABOUT THE FUNDS
Portfolio Optimization Funds
Each Portfolio Optimization Fund may invest in the individual funds of the Pacific Life Funds (the underlying funds), excluding other Portfolio Optimization Funds. Each Portfolio Optimization Fund invests in Class A shares of certain underlying funds, without payment of a front-end sales charge, based on its target allocation percentages. No contingent deferred sales charge (CDSC) is charged to the Portfolio Optimization Funds upon the sale of shares of the underlying funds.
An asset allocation process is used to determine the Portfolio Optimization Funds’ investment mix. The theory behind asset allocation is that diversification among asset classes, such as stocks, bonds and cash equivalents, can help reduce volatility over the long-term. The Portfolio Optimization Funds were developed through a two-step process:

(1)	An optimization analysis determines the asset class breakdown using forecasted returns, standard deviations and correlation coefficients of asset classes over the desired investing horizon. Analysis is performed by a third-party asset allocation consulting firm (the consulting firm) retained by PLFA, which uses a statistical technique known as “mean- variance optimization.” The goal of mean variance optimization is to identify a mix of asset classes that maximize return for a given level of risk or minimize risk for a given level of return.
(2)	An evaluation of the underlying funds’ asset classes determines the appropriate mix of underlying funds to achieve the desired asset class breakdown. It includes historical returns-based style analysis, asset performance, regression and attribution analyses, and portfolio interviews. The underlying funds that are selected are believed to optimize returns, given each Portfolio Optimization Fund’s risk profile.
After the two-step process is complete, the target allocations are determined. Periodically, PLFA will re-evaluate each Portfolio Optimization Fund’s asset allocation strategy and may update the target allocations at that time. PLFA may change the asset class allocations, underlying funds (including any underlying funds organized in the future) or target allocations to each underlying fund without prior approval from shareholders as it determines necessary to pursue stated investment goals. Underlying funds may be added to or deleted from a Portfolio Optimization Fund.
When target allocations are updated, PLFA will reallocate the assets of the Portfolio Optimization Funds in accordance with their new target allocations. This may be accomplished by movement(s) of assets among the underlying funds (rebalancing), using the monthly allocation percentage (MAP) methodology described below, or using a combination of both. Reallocation of the Portfolio Optimization Funds may take place over a period of time, up to 90 days, which may cause the Portfolio Optimization Funds to temporarily deviate from their target allocations. When new target allocations deviate substantially from prior actual allocations, rebalancing is often used.
The Portfolio Optimization Funds invest purchase proceeds and meet redemption needs using the MAP methodology, which considers the target allocations of the underlying funds, the current allocations of the underlying funds and a sales forecast for each of the Portfolio Optimization Funds for the upcoming month. Purchase and redemptions for each Portfolio Optimization Fund are allocated among the underlying funds in an effort to realign the Portfolio Optimization Funds within each underlying fund’s target allocation. This methodology is intended to help maintain target allocations, although there is no guarantee that the Portfolio Optimization Funds will maintain their target allocations using this methodology. If an underlying fund’s actual allocations were to deviate substantially from its target allocations, rebalancing could be used in addition to MAP. Actual holdings of the Portfolio Optimization Funds could vary from their target allocations due to actual cash flows and changes to the underlying funds’ asset values as a result of market movements and portfolio management decisions. Actual asset class allocations may also vary from the target asset class allocations due to cash flows, changes in underlying fund’s asset values as a result of market movements, portfolio management decisions, and changes to underlying fund asset class composition.
PLFA monitors the performance of the underlying funds and may, from time to time, recommend to the Board a closure, merger, or change in management firm or strategy of an underlying fund, all of which

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ABOUT THE FUNDS

could impact a Portfolio Optimization Fund. All underlying funds, except those expected to be liquidated or merged, are analyzed by the consulting firm. The consulting firm determines the number of underlying funds to include in each Portfolio Optimization Fund, the percent that any underlying fund represents in a Portfolio Optimization Fund, and which underlying funds may be selected. PLFA will work together with the consulting firm to resolve any investment related matters derived from the consulting firm’s recommendations. For information on PLFA and its managers, see the About The Portfolio Managers section of this prospectus.
Underlying Funds
For information about the firms and their managers that manage the underlying funds, see the About The Portfolio Managers section of this prospectus.
PL Money Market Fund
Investment goal – seeks current income consistent with preservation of capital.
Main investments – invests in money market instruments that the manager believes have limited credit risk. These investments principally include commercial paper and U.S. government obligations. The fund may also invest in asset-backed money market instruments and foreign money market instruments denominated in U.S. dollars. The fund’s dollar-weighted average term to maturity will not exceed 90 days. The manager looks for money market instruments with the highest yields within the highest credit rating categories, based on the evaluation of credit risk and interest rates. The fund invests at least 95% of its assets in money market instruments that have been given the highest credit rating for short-term debt securities, or have not been rated but are of comparable quality. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the fund is managed to maintain a stable net asset value (NAV) of $1.00 per share, it’s possible to lose money by investing in the fund.
PL Small-Cap Growth Fund
This fund is not available to new investors.
Investment goal – seeks long-term growth of capital.
Main investments – invests at least 80% of its assets in small-capitalization equity securities. The fund invests mainly in equity securities that have a total market capitalization within the range of companies included in the Russell 2000 Growth Index and/or the S&P SmallCap 600 Index. As of May 30, 2008, the market capitalization of the companies in these indexes ranged from approximately $22 million to $8 billion. The fund may continue to hold or add to a position in a stock after the issuer has grown beyond the range of the companies included in the Russell 2000 Growth Index and/or the S&P SmallCap 600 Index.
The fund invests primarily in “growth” stocks and focuses on small, fast-growing companies that offer innovative products, services or technologies to a rapidly expanding marketplace. The fund invests primarily in equity securities, such as common or preferred stocks, which are listed on U.S. exchanges or in the over-the-counter market. The manager will look for companies that tend to fall into the following two categories:

•	high unit volume growth – vital, creative companies that offer goods or services to a rapidly expanding marketplace. They include both established and emerging firms, offering new or improved products, or firms simply confronting an increased demand for an existing product line.
•	positive life cycle change – companies experiencing a major change that is expected to produce advantageous results. These changes may be as varied as new management, products or technologies, restructuring or reorganization, or merger or acquisition.

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The manager may sell a stock when it reaches a target price, fails to perform as expected or when other opportunities appear more attractive. The fund may engage in active securities lending.
PL International Value Fund
This fund is not available to new investors.
Investment goal – seeks long-term capital appreciation primarily through investment in equity securities of corporations domiciled in countries with developed economies and markets other than the U.S. Current income from dividends and interest will not be an important consideration.
Main investments – invests primarily in a diversified portfolio of equity securities of relatively large non-U.S. companies that the manager believes to be undervalued. In selecting investments for the fund, the manager uses its fundamental research to identify companies whose long-term earnings power they believe is not reflected in the current market price of their securities. The market capitalizations of the fund holdings are generally those in the range of companies represented in the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index. As of May 30, 2008, the market capitalization range for the MSCI EAFE Index was approximately $329 million to $267 billion. The fund may invest in American Depositary Receipts (ADRs). The fund generally expects to invest in at least 10 different non-U.S. countries and normally holds in excess of 100 companies.
The manager may also use derivatives (such as options, futures contracts, forwards and swaps) for hedging purposes, as a substitute for securities, or to otherwise help achieve the fund’s investment goal. The manager may use forward foreign currency contracts or derivatives to hedge against changes in currency exchange rates.
PL Large-Cap Value Fund
This fund is not available to new investors.
Investment goal – seeks long-term growth of capital; current income is of secondary importance.
Main investments – invests at least 80% of its assets in common stocks of large companies. It tends to emphasize U.S. companies with a total market capitalization of more than $5 billion. The fund may also invest in fixed income securities and securities that can be converted into equity securities. As of May 30, 2008, the market capitalization range for the Russell 1000 Value Index was approximately $114 million to $475 billion.
The manager looks for companies that are undervalued or expected to grow. Undervalued companies may be fundamentally strong, but not fully recognized by investors. Their shares could be good investments because their prices do not reflect the true value of the company. The manager employs fundamental analysis to analyze each company in detail, evaluating its management, strategy and competitive market position.
In selecting individual companies for investment, the manager looks for:

•	share prices that appear to be temporarily oversold or do not reflect positive company developments.
•	companies that appear to be undervalued, particularly if all the parts of the company were valued separately and added together.
•	special situations including corporate events, changes in management, regulatory changes or turnaround situations.
•	company specific items such as competitive market position, competitive products and services, experienced management team and stable financial condition.
The manager may also use derivatives (such as options and futures contracts) to try to increase returns or to try to hedge against market declines or to otherwise try to achieve the fund’s investment goal. The manager

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ABOUT THE FUNDS

may also use derivatives to hedge changes in currency exchange rates. The fund may invest in fixed income securities for current income. The fund may also invest up to 20% of its assets in foreign securities, including emerging market countries.
PL Short Duration Bond Fund
This fund is not available to new investors.
Investment goal – seeks current income; capital appreciation is of secondary importance.
Main investments – invests at least 80% of its assets in fixed income securities (including derivatives on such securities). Normally the fund will focus on high quality securities. The manager uses duration management as a fundamental part of the management for this fund. Generally, the manager expects to track duration of the Merrill Lynch 1-3 Year Treasury Index (plus or minus a half-year) although the securities held may have short, intermediate, and long terms to maturity. The fund’s average duration will not likely exceed 3 years. Duration is a mathematical measure of the average life of a bond that includes its yield, coupon, final maturity and call features. It’s often used to measure the potential volatility of a bond’s price, and is considered a more accurate measure than maturity of a bond’s sensitivity to changes in market (or nominal) interest rates. Total return is made up of coupon income plus any gains or losses in the value of fund securities.
The manager intends to invest principally in government securities, mortgage-related securities, corporate debt securities and derivatives thereof and repurchase agreements collateralized by government securities, all denominated in U.S. dollars. Government securities include U.S. Treasury securities and securities issued by U.S. government agencies or instrumentalities. Mortgage-related securities include mortgage pass-through securities, asset-backed securities, mortgage certificates, collateralized mortgage obligations, stripped mortgage-backed securities, and mortgage dollar rolls. Mortgage-related securities may be government securities or non-government securities and may be based on or collateralized by fixed or adjustable rate mortgage loans or securities. The fund may invest up to 25% of its assets in investment grade corporate bonds and credit default swaps.
The manager may also use derivatives (such as options, futures contracts and swap agreements) as a substitute for securities, to try to increase returns, or to hedge against changes in interest rates, or to otherwise achieve the fund’s investment goal.
PL Floating Rate Loan Fund
This fund is only available for investment by the Portfolio Optimization Funds.
Investment goal – seeks to provide a high level of current income.
Main investments – invests at least 80% of its assets in floating rate loans. Floating rate loans are those with interest rates which float, adjust or vary periodically based upon a benchmark indicator, a specified adjustment schedule or prevailing interest rates. Structured notes are treated as floating rate loans for purposes of the fund’s 80% investment policy. Borrowers may include corporations, partnerships and other entities that operate in a variety of industries and geographic regions. Floating rate loans in which the fund invests include senior loans of domestic and foreign issuers, both without limitation. Senior loans are debt instruments that may have a right to payment senior to most other debts of the borrowers. Senior loans are generally arranged through private negotiations between a borrower and several financial institutions represented, in each case, by one or more lenders acting as agent of the other lenders. On behalf of the lenders, the agent is primarily responsible for negotiating the loan agreement that establishes the terms and conditions of the senior loans and the rights and obligations of the borrowers and lenders. Senior loans in which the fund will purchase interests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. The fund may invest in participations in senior loans, may

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purchase assignments of portions of senior loans from third parties and may act as one of the group of lenders originating a senior loan. Generally, senior floating rate loans are secured by specific assets of the borrower. However, the fund may invest up to 20% of its assets in senior loans that are not secured by any collateral.
The fund may invest all or substantially all of its assets in senior loans and other debt instruments that are rated below investment grade or in comparable unrated senior loans. In addition, the fund may invest in securities that are stressed, distressed or in default. These securities are commonly referred to as high yield, high risk debt or “junk” debt. However, the manager will generally not invest more than 10% of its total assets in securities rated below CCC by S&P or Caa by Moody’s or in unrated senior loans considered by the manager to be of comparable quality.
The floating rate loans in which the fund invests are not subject to any restrictions with respect to maturity. Floating rate loans will have rates of interest that are reset daily, monthly, quarterly, semi-annually or annually. The fund will generally have a dollar-weighted average days until the next interest rate reset of 90 days or less.
The fund may invest more than 25% of its total assets in debt instruments of borrowers and securities of issuers deemed to be in the financial services sector, which includes, among others, commercial banks, bank holding companies, thrift institutions, commercial finance, consumer finance, diversified financial, insurance companies and special purpose finance companies. As a result, the fund may be subject to greater risk with regard to certain occurrences such as government regulation or credit market events specifically affecting the financial services sector.
Under normal market conditions, the fund may invest up to 20% (in the aggregate) of its total assets (including assets maintained by the fund as a reserve against any additional loan commitments) in (i) warrants and equity securities in connection with the fund’s investments in senior loans or other debt instruments; (ii) senior loans of foreign borrowers that are foreign currency denominated (payments of interest and repayments of principal pursuant to such senior loans may be made in foreign currency); (iii) senior loans, of which the interest rates are fixed and do not float or vary periodically based upon a benchmark indicator, a specified adjustment schedule or prevailing interest rates; (iv) second lien and third lien loans; (v) senior secured bonds, senior unsecured bonds and unsecured or subordinated bonds, all of varying qualities and maturities, and all of which may be fixed or floating rate; and (vi) loans or other debt instruments that pay-in-kind or “PIK”, which are loans or other debt instruments that pay interest through the issuance of additional securities.
The manager may also use derivatives (such as options, futures contracts and swap agreements) as a substitute for securities, to try to increase returns or to hedge against changes in interest rates or currency exchange rates or to otherwise help achieve the portfolio’s investment goal.
If the manager determines that market conditions temporarily warrant a defensive investment policy, the fund may (but is not required to) invest, subject to its ability to liquidate its senior loans, up to 100% of its assets in cash and high-quality, short-term debt instruments, including money market instruments and cash equivalents.
PL Growth LT Fund
This fund is not available to new investors.
Investment goal – seeks long-term growth of capital.
Main investments – invests in companies of any size, from small emerging growth to well-established companies. The fund principally invests in equity securities but may also invest in debt securities. The fund may invest up to 25% of its assets in foreign securities (equity and debt) including emerging market countries, denominated in a foreign currency and not publicly traded in the U.S. Investing globally offers

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ABOUT THE FUNDS

greater diversification because the fund can take advantage of investment opportunities that are not available in the U.S. The manager looks for companies that have high potential for earnings growth that may not be recognized by other investors. The manager generally does not limit security selection to any industry sector or use other defined selection procedures. The realization of income is not a significant factor in considering fund securities.
The manager applies a “bottom-up” approach in choosing investments. In other words, the manager looks for companies with earnings growth potential that may not be recognized by the market at large. If the manager is unable to find such investments, the fund may be invested in high quality, short-term debt instruments, including money market instruments and cash equivalents.
Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the fund may invest, including emerging countries; therefore, the fund may at times have significant foreign exposure.
The manager may also use derivatives (such as options, forwards and futures contracts) to try to increase returns, to try to hedge against market declines, or to otherwise help achieve the fund’s investment goal. The manager may use forward foreign currency contracts or derivatives to hedge against changes in currency exchange rates.
PL Mid-Cap Equity Fund
(formerly PL Mid-Cap Value Fund)
This fund is not available to new investors.
Investment goal – seeks capital appreciation.
Main investments – invests at least 80% of its assets in common stocks of U.S. companies with medium market capitalizations in the range of the Russell Midcap Index that are believed to be undervalued based on their return on total capital or equity. The Russell Midcap Index is composed of selected common stocks of medium-sized U.S. companies. As of May 30, 2008, the market capitalization range of the Russell Midcap Index was approximately $113 million to $56 billion. Typically, the manager purchases stocks with market capitalizations between $1 billion and $10 billion.
The manager analyzes a company’s value by comparing its share price with its return on total capital or equity. Companies are considered undervalued when their share price is lower than their estimated worth or growth prospects.
The manager attempts to identify undervalued securities using traditional measures of value, including low price to earnings ratio, high yield, unrecognized assets, potential for management change and the potential to improve profitability. The manager’s global investment specialists apply both quantitative and qualitative analysis to securities selection. The manager focuses on individual stock selection rather than on forecasting stock market trends.
The manager may also invest in equity securities of larger-capitalization companies, investment grade fixed income securities, including up to 15% of fund assets in foreign equity and fixed income securities. The fund may engage in short sales, and short sales against the box, if the total market value of all securities sold and held short would not also exceed 25% of the fund’s net assets.
The manager may also use derivatives (such as options and futures contracts) to try to increase returns, to try to hedge against market declines or to otherwise help achieve the fund’s investment goal. The manager may use forward foreign currency contracts or derivatives to hedge against changes in currency exchange rates. The fund may engage in active securities lending.

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PL Large-Cap Growth Fund
This fund is not available to new investors.
Investment goal – seeks long-term growth of capital; current income is of secondary importance.
Main investments – invests at least 80% of its assets in large-capitalization equity securities. The fund invests mainly in common stocks of large-capitalization growth companies. Large-capitalization growth companies are typically defined by the fund as those which are included in the Russell 1000 Growth Index at the time of purchase. As of May 30, 2008, the market capitalization range of the Russell 1000 Growth Index was approximately $113 million to $475 billion. The manager will look for companies’ stock prices that the market has undervalued relative to future growth prospects. The manager follows a disciplined selling strategy and may sell a stock when its expected earnings or competitive situation no longer meets the manager’s expectations. The manager typically does not consider current income when making buy/sell decisions.
The fund may invest up to 20% of its assets in foreign securities of any size, including emerging market countries. Canadian issuers are excluded for purposes of this limitation. The fund may also engage in foreign currency transactions and may purchase restricted securities.
The manager may also use derivatives (such as options and futures contracts) to try to increase returns, to try to hedge against market declines or to otherwise help achieve the fund’s investment goal. The manager may use forward foreign currency contracts or derivatives to hedge against changes in currency exchange rates.
PL International Large-Cap Fund
This fund is not available to new investors.
Investment goal – seeks long-term growth of capital.
Main investments – invests at least 80% of its assets in securities of companies with large market capitalizations located outside the U.S. International large-capitalization companies have a market capitalization of $3 billion or more. As of May 30, 2008, the market capitalization range of the MSCI EAFE Index was approximately $329 million to $267 billion. The fund invests primarily in common stocks and related securities, such as preferred stock, convertible securities, and depositary receipts of foreign issuers, including up to 25% in emerging market countries. The securities may be traded on an exchange or in over-the-counter (OTC) markets. The fund may also purchase securities on a when-issued basis.
The manager uses a bottom-up, as opposed to a top-down, investment approach in buying and selling investments for the fund. Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative analysis of these and other factors may also be considered. The fund may invest a relatively high percentage of its assets in a single country, a small number of countries, or a particular geographic region. However, under normal market conditions, the fund generally expects to invest in at least 10 different non-U.S. countries.
A company’s principal activities are determined to be located in a particular country if the company (i) is organized under the laws of, and maintains a principal office in, that country, (ii) has its principal securities trading market in that country, (iii) derives 50% or more of its total revenues from goods sold or services performed in that country, (iv) has 50% or more of its assets in that country or (v) is included in an index that is representative of that country.
The manager is not limited to any particular investment style. The manager may invest the fund’s assets in the stocks of companies that it believes have above average earnings growth potential compared to other companies (growth companies) that it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies.

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ABOUT THE FUNDS

The manager may also use derivatives (such as options and futures contracts) for hedging purposes, as a substitute for securities, or to otherwise help achieve the fund’s investment goal. The manager may use foreign currency contracts such as forward foreign currency contracts or derivatives to hedge against changes in currency exchange rates.
PL Small-Cap Value Fund
This fund is only available for investment by the Portfolio Optimization Funds.
Investment goal – seeks long-term growth of capital.
Main investments – invests at least 80% of its assets in small-capitalization equity securities. The fund invests mainly in small-capitalization companies, which it defines as those with market capitalizations between $100 million and $3.5 billion. As of May 30, 2008, the market capitalization range for the Russell 2000 Value Index was approximately $26 million to $8 billion. The fund normally invests a significant portion of its assets in common stocks of companies the manager believes are undervalued relative to the market across a broad range of industry groups. The fund also expects to invest a significant portion of its assets in companies that the manager expects will generate income (for example, by paying dividends). The fund may invest up to 25% of its total assets in securities of foreign issuers, including issuers in emerging countries and ADRs of foreign issuers.
The manager uses a value investing style. The manager screens small-capitalization stocks to identify approximately 500 that it believes are undervalued. The screening is done using traditional quantitative and qualitative factors evaluated both on a relative basis (compared to securities of issuers in the same industry) and on an “absolute” basis (compared to the overall market). The manager then narrows its field using further quantitative analysis of factors such as price momentum (i.e., changes in stock price relative to changes in overall market prices) and earnings momentum (i.e., changes in analyst’s earnings-per-share estimates) relative to dividend yields and liquidity and selects from among them, those that pay dividends. The manager generally tries to maintain about 100-150 stocks in the fund but without having more than 10% of its assets in securities of issuers in a single industry. The fund may invest up to 20% of its assets in short-term debt obligations. The fund may engage in active securities lending.
PL Main Street Core Fund
This fund is only available for investment by the Portfolio Optimization Funds.
Investment goal – seeks long-term growth of capital and income.
Main investments – invests in equity securities of companies of different capitalization ranges. Currently, the manager focuses on U.S. companies with large market capitalizations. It may invest in medium and small companies, companies located outside the U.S., and in ADRs.
In selecting securities for purchase or sale the manager uses an investment process that combines quantitative models, fundamental research about particular securities and individual judgment. Generally, the selection process currently involves the use of:

Multi-factor quantitative models - the fund uses both “top down” and “bottom up” quantitative models:

•	The “top down” market capitalization model seeks to predict the future market direction of the capitalization environment. The manager divides the domestic equity market into five market capitalization segments and market capitalization exposure is managed using proprietary modeling that incorporates factors such as relative price momentum and reversals, relative valuations and measures of investors risk tolerance.
•	The “bottom up” stock selection models seek to rank securities within each capitalization range in order of attractiveness. Over a hundred company-specific factors are analyzed in constructing the

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“bottom up” models, including valuation, profitability, quality, momentum, volatility and special effects. Different models are used for each of the different market capitalization segments.

The fund also uses two seasonal models to capture seasonal effects.

Fund Construction - the fund is then constructed and monitored based on the quantitative investment models. Security weightings are determined according to capitalization outlook, stock ranking and benchmark weighting. The manager seeks to maintain a broadly diversified fund that limits certain company-specific risks.
The fund invests principally in common stock. It may also invest in other equity securities or equivalents, like preferred stock, convertible stock and in fixed income securities that can be converted into equity securities. In addition, the fund may invest in debt securities, such as bonds and debentures, and in issuers in foreign countries (including emerging market countries), but does not currently emphasize these investments.
The manager may also invest in derivatives (such as options and futures contracts) to try to increase returns, to try to gain access to a market, to try to hedge against a change in interest rates or market declines or to otherwise help achieve the fund’s investment goal. The manager may use foreign currency contracts or derivatives to hedge against changes in currency exchange rates.
PL Emerging Markets Fund
This fund is only available for investment by the Portfolio Optimization Funds.
Investment goal – seeks long-term growth of capital.
Main investments – invests at least 80% of its assets in securities (including ADRs) of companies whose principal activities are conducted in countries that are generally regarded as “emerging market” countries. Emerging market countries are typically less developed economically than industrialized countries and may offer high growth potential as well as considerable investment risk. These countries are generally located in Latin America, Asia, the Middle East, Eastern Europe and Africa. Under normal market conditions, the manager expects to invest in securities of issuers in at least three emerging market countries. The fund principally invests in common stock and other equity securities.
The manager seeks to invest in countries whose economies, industries and stock markets it believes are growing, gaining more stability, and/or offer attractive long-term investment prospects. In selecting securities, the manager looks primarily for foreign companies in developing markets with high growth potential. The manager uses fundamental analysis of a company’s financial statements, management structure, operations and product development, and considers the special factors and risks of the country in which the issuer operates. In seeking broad diversification of the fund, the manager currently searches for:

•	companies of different capitalization ranges with strong market positions and the ability to take advantage of barriers to competition in their industry, such as high start-up costs
•	companies with management that has a proven record
•	companies (new or established) entering into a growth cycle
•	companies with the potential to withstand high market volatility
•	companies with strong earnings growth whose stock is selling at a reasonable price.
In applying these and other selection criteria, the manager considers the effect of worldwide trends on the growth of various business sectors, and looks for companies that may benefit from four main global trends: development of new technologies, corporate restructuring and the growth of mass affluence and demographic changes. This strategy may change over time.
The fund may seek to take advantage of changes in the business cycle by investing in companies that are sensitive to those changes if the manager believes they have growth potential. The fund may try to take tactical advantage of short-term market movements or events affecting particular issuers or industries. At

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ABOUT THE FUNDS

times, the fund might increase the relative emphasis of its investments in a particular industry or group of industries or in a particular region of the world.
The manager may also invest in preferred and convertible stocks or other equity equivalents, securities of issuers in special situations (including mergers and reorganizations), small unseasoned companies, domestic securities (in small amounts), debt securities of foreign companies and governments in developed and developing countries.
PL Managed Bond Fund
This fund is not available to new investors.
Investment goal – seeks to maximize total return consistent with prudent investment management.
Main investments – invests at least 80% of its assets in fixed income securities with varying terms to maturity. The securities will principally be medium to high-quality, investment grade securities. Fixed income securities include those issued by the U.S. government, its subdivisions, agencies or government-sponsored enterprises, mortgage-related securities, including stripped mortgage-related securities; corporate bonds and notes and asset-backed securities; commercial paper and other money market instruments; and fixed income securities issued by foreign governments or their subdivisions, agencies and other government-sponsored enterprises and companies that are denominated in U.S. dollars or foreign currencies, some of which may be issued by governments in emerging market countries; other fixed income securities including convertible bonds, inflation index bonds, and structured notes such as hybrid or “indexed” securities and event-linked bonds; loan participations and assignments; delayed funding loans; revolving credit facilities; debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; and obligations of international agencies or supranational entities. The fund may also invest in derivatives based on fixed-income securities. The fund may invest in derivatives based on fixed income securities. The fund may also invest up to 10% of its assets in lower-rated, high yield (junk) bonds and up to 30% of its assets in securities denominated in foreign currencies, including up to 15% of its assets in securities of issuers based in countries with developing or emerging market economies. This limit excludes dollar-denominated foreign securities, including ADRs. The fund may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. Total return is made up of coupon income plus any gains or losses in the value of the fund’s securities. The fund will normally limit its foreign currency exposure (from non-U.S. dollar denominated securities or currencies) to 20% of its total assets, and the fund may also make short sales as part of its overall portfolio management strategies or to offset a potential decline in value of a security. The fund does not utilize short sales to materially increase the risk profile of the fund.
When selecting securities, the manager:

•	Decides what duration to maintain. Duration is a mathematical measure of the average life of a bond that includes its yield, coupon, final maturity and call features. It’s often used to measure the potential volatility of a bond’s price, and is considered a more accurate measure than maturity of a bond’s sensitivity to changes in market (or nominal) interest rates. Duration management is a fundamental part of the management strategy for this fund. The fund usually maintains an average duration of within approximately 2 years of the fund’s benchmark index. The manager then decides what proportion of securities in the fund should have among short, intermediate and long duration issues.
•	Decides how to allocate among short, intermediate and long duration issues and how much should be invested in U.S. government, corporate, mortgage-related, and foreign securities as well as derivative instruments relating to such securities. The manager uses analytical systems it has developed to help select securities that meet yield, duration, maturity, credit and other criteria.
•	Chooses companies to invest in by carrying out a credit analysis of each potential investment, which may include meetings or periodic contact with the company’s management.

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The manager frequently uses derivatives (such as options, futures contracts and swap agreements) and forward commitments as a substitute for securities, to try to increase returns or hedge against changes in interest rates or to otherwise try to achieve the fund’s investment goal. The manager may also use foreign currency futures or options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.
PL Inflation Managed Fund
This fund is not available to new investors.
Investment goal – seeks to maximize total return consistent with prudent investment management.
Main investments – invests its assets in fixed income securities. Normally, the fund focuses on investment in or exposure to inflation-indexed bonds such as Treasury Inflation Protection Securities (TIPS) which are issued by the U.S. government. It is expected that the amount invested in or exposed to inflation-indexed bonds (either through cash market purchases, forward commitments or derivative instruments) normally will be equivalent to at least 80% of the fund’s net assets. Inflation-indexed bonds are fixed income securities whose principal value or coupon payments are periodically adjusted according to an inflation index. If the index measuring inflation falls, the principal value of inflation-indexed bonds and/or interest payable on such bonds tends to fall.
Principal investments may include inflation-indexed bonds and other fixed income securities issued by the U.S. government or its subdivisions, agencies or government-sponsored enterprises, non-U.S. governments or their subdivisions, agencies or government-sponsored enterprises, and U.S. and foreign companies including mortgage-related securities, stripped mortgage-related securities; corporate bonds and notes; asset-backed securities; convertible bonds; commercial paper and other money market instruments; structured notes such as hybrid or “indexed” securities and event-linked bonds; loan participations and assignments; delayed funding loans; revolving credit facilities; debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; obligations of international agencies or supranational entities; and derivative instruments and forward commitments relating to the previously mentioned securities. The fund may invest up to 10% of its assets in lower-rated, high yield (junk) bonds and up to 30% of its assets in securities denominated in foreign currencies, including up to 15% of its assets in securities of issuers based in countries with developing or emerging market economies. The fund may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The fund will normally limit its foreign currency exposure (from non-U.S. dollar denominated securities or currencies) to 20% of its total assets, and the fund may also make short sales as part of its overall portfolio management strategies or to offset a potential decline in value of a security. The fund does not utilize short sales to materially increase the risk profile of the fund.
The factors that will most influence the fund’s performance are actual and expected inflation rates, as well as changes in real and nominal interest rates. (A real interest rate is the nominal interest rate less expected inflation.) Total return is made up of coupon income plus any gains or losses in the value of the fund’s securities.
When selecting securities, the manager:

•	Decides what duration to maintain. Duration is a mathematical measure of the average life of a bond that includes its yield, coupon, final maturity and call features. It’s often used to measure the potential volatility of a bond’s price, and is considered a more accurate measure than maturity of a bond’s sensitivity to changes in market (or nominal) interest rates. The manager uses duration management as a fundamental part of the management strategy for this fund. Generally, the manager expects the fund’s average duration to be within 3 years (plus or minus) of the fund’s benchmark index duration.
•	Decides how to allocate among short, intermediate and long duration issues and how much should be invested in U.S. government, corporate, mortgage-related, and foreign securities as well as derivative

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ABOUT THE FUNDS

instruments relating to such securities. The manager uses analytical systems it has developed to help select securities that meet yield, duration, maturity, credit and other criteria.
•	Chooses companies to invest in by carrying out credit analysis of each potential investment, which may include meetings or periodic contact with the company’s management.
The manager frequently uses derivatives (such as options, futures contracts and swap agreements) and forward commitments as a substitute for securities, to try to increase returns or to hedge against changes in interest rates or to otherwise try to achieve the fund’s investment goal. The manager may also use foreign currency futures or options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. A substantial portion of the fund is expected to be invested in forward purchase commitments on inflation-indexed bonds.
PL Comstock Fund
This fund is not available to new investors.
Investment goal – seeks long-term growth of capital.
Main investments – invests its assets in equity securities. The manager generally expects to invest primarily in common stocks, preferred stocks and securities convertible into common and preferred stocks. The manager focuses primarily on the security’s potential for capital growth and income, emphasizing a value style of investing seeking well-established, undervalued companies, which may be small, medium or large-sized companies. Fund securities are typically sold when the manager’s assessment of the capital growth and income potential of such securities materially changes.
The fund may invest up to 25% of its assets in securities of foreign issuers, including ADRs, European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs) and those in emerging market countries. The fund may also invest up to 35% of its assets in lower-rated, high yield (junk) bonds and up to 15% of its assets in REITs and REOCs.
The manager may also invest in derivatives (such as options and futures contracts) to try to increase returns, earn income, facilitate fund management and mitigate risks. The manager may use foreign currency contracts or derivatives to hedge against changes in currency exchange rates.
PL Mid-Cap Growth Fund
This fund is not available to new investors.
Investment goal – seeks long-term growth of capital.
Main investments – invests at least 80% of its assets in common stocks and other equity securities of companies with medium market capitalization that the manager believes have above-average growth potential. A company is considered to be a mid-capitalization company if, at the time of purchase, the company has a market capitalization of generally less than $35 billion. As of May 30, 2008, the market capitalization range of the Russell Midcap Growth Index was approximately $113 million to $56 billion.
The manager seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to re-deploy capital at high rates of return. The manager studies a company’s business model, business visibility, ability to generate free cash flow and a favorable return on invested capital, and an attractive risk/reward profile. The manager generally considers selling an investment when it determines the company no longer satisfies its investment criteria.
The fund may also purchase securities on a when issued or delayed delivery basis. The fund may invest up to 25% of its assets in securities of foreign issuers, including ADRs, EDRs, GDRs and issuers based in emerging market countries. The fund may invest up to 15% of its assets in REITs and REOCs.

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The fund may use derivatives (such as options, futures contracts, and options on futures contracts) to protect against possible adverse changes in the market value of securities held in or to be purchased for the fund, protect the fund’s unrealized gains, facilitate the sale of certain securities for investment purposes, protect against changes in currency exchange rates or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities. The manager may use foreign currency contracts to hedge against changes in currency rates.
PL Real Estate Fund
This fund is not available to new investors.
Investment goal – seeks current income and long-term capital appreciation.
Main investments – invests at least 80% of its assets in equity securities of companies principally engaged in the U.S. real estate industry. The fund may invest up to 10% of its assets in foreign investments. Real Estate Investment Trusts (REITs) and Real Estate Operating Companies (REOCs) are entities that generally invest in portfolios of real estate. REITs and REOCs invest primarily in properties that produce income and in real-estate interests or loans. The fund focuses on REITs, as well as REOCs, that invest in a variety of property types and regions which may include office and industrial buildings, apartments, manufactured homes and hotels.
The manager uses a combination of “bottom-up” and “top-down” investment processes. When selecting securities, the manager uses a “bottom-up” process that is based upon the manager’s internal proprietary net asset value models which analyze/evaluate certain factors (i.e. properties producing income, underlying asset values, values per square foot and property yields) in an effort to select individual securities which will provide the best overall real estate value. The “top-down” asset allocation or overlay is determined by focusing on key regional criteria that include demographic and macroeconomic factors like population, employment, household formation and income.
The manager may also invest in derivatives (such as options) to try to increase returns, and futures contracts, interest rate derivative products and structured notes to try to hedge against market declines or to otherwise help achieve the fund’s investment goal. The manager may use foreign currency contracts or derivatives to hedge against changes in currency rates.

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INTRODUCTION TO SHARE CLASSES
Class A, B, C and R shares of the Pacific Life Funds are continuously offered through its principal underwriter, Pacific Select Distributors, Inc. (the distributor). The distributor is an affiliate of PLFA, the funds’ investment adviser and is also an affiliate of Pacific Life Insurance Company, the funds’ administrator. Shares of Pacific Life Funds are generally purchased through broker/dealers, which may be affiliated with financial firms, such as banks and retirement plan administrators, and which have entered into a selling group agreement with the distributor (collectively, selling group members). Such selling group members and their registered representatives, as well as other service providers (such as registered investment advisors, banks, trust companies, certified financial planners, third party administrators, recordkeepers, trustees, custodians and financial consultants) may be referred to in the following sections as a “financial intermediary” or “financial intermediaries”.
The sections that follow contain more detailed information about the share classes, how to purchase, sell and exchange shares, and other information about the funds.
OVERVIEW OF THE CLASS A, B AND C SHARES
Sales Charges and Fees By Share Class
Pacific Life Funds offers investors Class A, Class B, and Class C shares of the Portfolio Optimization Funds. Even though these classes represent ownership of the same fund, each class is subject to different types and levels of sales charges, and bears different levels of expenses. The underlying funds, to the extent available, only offer Class A Shares.
The underlying funds, with the exception of the PL Money Market Fund, are closed to new investors. If you already own shares of a particular underlying fund, you may continue to purchase additional shares of that fund. You may also exchange those shares for shares of any other underlying fund you already own. Once you redeem from an underlying fund, that underlying fund is no longer available to you for purchase or exchange. The Portfolio Optimization Funds and the PL Money Market Fund are available for purchase or exchange by both existing and new investors. The PL Floating Rate Loan, PL Small-Cap Value, PL Main Street Core and PL Emerging Markets Funds are only available for investment by the Portfolio Optimization Funds.
Your registered representative can help you choose the fund or funds that are appropriate for you based upon your investment objective, risk tolerance, time horizon, and other factors. Your registered representative can also explain to you the various expenses associated with each share class and help you choose the share class that is most appropriate for you. The class of shares that best corresponds with your financial goals depends upon several factors. When choosing among classes, you should consider the following questions:

•	How long do I plan to hold the shares?
•	How much money do I intend to invest?
•	Will I be purchasing more shares in the future?
•	What expenses will I pay for each class?
•	Do I qualify for any sales charge discounts?
You should also understand how the various fees, expenses, and charges would affect your investment over time. Once you understand the differences among the share classes, you can then make an informed decision and select a share class that matches your needs, resources, and investment timeline. Your registered representative will generally receive compensation no matter which share class you select; however, that compensation may vary between share classes and may vary with the size of your investment. Thus, a

46

registered representative may have an incentive for you to invest in one share class over another (e.g., a purchase of $100,000 of Class B shares generally results in greater compensation to the selling broker-dealer versus a similar purchase of Class A shares that takes advantage of a breakpoint).
The following table summarizes key information about the Class A, B and C shares (except with respect to the PL Money Market Fund) to help you make your investment decision, including the various expenses associated with each of these share classes. More detailed information about each of these share classes is provided in the next section.

		Annual
		Distribution
	Front-end	and/or		Conversion to
Share Class	Sales charge	Service Fees	CDSC	Class A Shares

Class A	YES — for purchases below $1,000,000 (front- end sales charge reductions begin at $50,000).	0.25%	NONE — for purchases below $1,000,000.	N/A
Class B	NONE	1.00%	YES — up to 5.00% on shares redeemed within a certain period.	YES — after eight (8) years.
Class C	NONE	1.00%	YES — 1.00% on shares redeemed within one year of purchase.	NO — annual expenses continue at the Class C level throughout the life of your investment.
To pay for the cost of promoting the funds and servicing your account, each class of shares, other than Class A shares, has adopted a Distribution and Servicing (12b-1) Plan in accordance with Rule 12b-1 under the 1940 Act. A non 12b-1 Service Plan has been adopted for Class A shares. Because 12b-1 and service fees are paid out of the fund’s assets on an ongoing basis, they will increase the cost of your investment over time. Higher ongoing 12b-1 fees may be less advantageous than paying a front-end sales charge and lower ongoing service fees. Higher 12b-1 fees mean a higher expense ratio, so Class B and Class C shares pay correspondingly lower dividends and may have a lower total return than Class A shares. The relative impact of a front-end sales charge and ongoing annual expenses will depend on various factors, including the length of time a share is held.

•	The fees and expenses imposed on Class B and Class C shares may, depending upon the amount invested and the length of time the shares are held, total more than the front-end sales charges imposed on purchases of Class A shares.

•	Because Class B shares convert into Class A shares after they have been held for eight years (and become subject to a reduced service fee instead of a 12b-1 fee after the conversion), an investment in Class C shares may cost you more over time than an investment in Class B shares or Class A shares.
Certain share classes may be subject to a contingent deferred sales charge (CDSC) upon redemption, depending on the length of time shares are held. Information about calculation of applicable CDSC appears after the descriptions of each share class. CDSC waivers are available in certain circumstances. For information regarding available CDSC discounts, please see Ways You Can Avoid or Minimize Sales Charges (Breakpoints and Waivers) in this section following the CDSC calculation information.

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OVERVIEW OF THE CLASS A, B AND C SHARES

Although the share class that you choose is ultimately your decision, you should seek to learn which share class is economically more attractive for your particular situation so that you can make an informed decision. As an example, shareholders making investments below the first Class A “breakpoint” (or discount) level at $50,000 are generally better off purchasing Class B shares. On the other hand, shareholders making significant investments for long periods of time may find that Class A shares (with breakpoint savings) are the most cost-effective way to invest in Pacific Life Funds. For more information on share classes or other mutual fund investing topics, please refer to the websites of the Financial Industry Regulatory Authority (FINRA), formerly NASD (www.FINRA.org/investorinformation) and the SEC (www.sec.gov/investor.shtml).
Class A Shares
Each purchase is subject to the following front-end sales charge:

	Sales charge as a % of	Sales charge as a % of
Investment	offering price	Net Amount Invested

Under $50,000	5.50%	5.82%
$50,000 to under $100,000	4.75%	4.99%
$100,000 to under $250,000	3.75%	3.90%
$250,000 to under $500,000	3.00%	3.09%
$500,000 to under $1,000,000	2.10%	2.15%
$1,000,000 and over	0.00%	0.00%
As noted in the table above, discounts (breakpoints) are available for larger purchases. For information regarding available discounts, please see the Ways You Can Avoid or Minimize Sales Charges (Breakpoints and Waivers) section immediately following the descriptions of share class sales charges and CDSC calculation information.
Annual service fees are 0.25%. For the Portfolio Optimization Funds, the annual service fees of 0.25% are reduced by the amount of service fees charged by the underlying funds. However, the Portfolio Optimization Funds indirectly bear the annual service fees charged at the underlying fund level.
If your account value, including the amount of your current investment, totals $1 million or more, you will not pay a front-end sales charge on the current investment amount. However, if you sell these shares (for which you did not pay a front-end sales charge) within one year of purchase, you will pay a CDSC of 1%.
PL Money Market Fund: Class A shares of the PL Money Market Fund are sold at NAV without an initial sales charge. A front-end sales charge applies when you exchange PL Money Market Fund shares into Class A shares of another available fund. Sales charges do not apply to reinvested dividends or capital gains distributions. The PL Money Market Fund is not available for direct investment by investors in Class R shares. In accordance with Pacific Life Funds exchange policy, Class A shares of the PL Money Market Fund may be exchanged for Class A, B or C shares of the Portfolio Optimization Funds or Class A shares of an underlying fund you already own. Conversely, Class A, B or C shares of the Portfolio Optimization Funds or Class A shares of the underlying funds you own may be exchanged for Class A shares of the PL Money Market Fund. For assets initially invested in the PL Money Market Fund, the CDSC period will begin when the shares are exchanged into Class B or C shares of a Portfolio Optimization Fund.

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Class B Shares
Class B shares are offered at NAV without a front-end sales charge. Annual 12b-1 fees are 1.00%. For the Portfolio Optimization Funds, annual 12b-1 fees of 1.00% are reduced by the amount of service fees charged by the underlying funds. However, the Portfolio Optimization Funds indirectly bear the annual service fees charged at the underlying fund level. Each purchase of Class B shares has its own CDSC period, and you may be charged a CDSC on shares that you sell within a certain period of time after you purchased them. Sales charges do not apply to reinvested dividends or capital gains distributions. After eight years, Class B shares convert to Class A shares, thus reducing your future annual expenses.

Year of redemption	CDSC on shares sold

1	5.00%
2	4.00%
3	4.00%
4	3.00%
5	2.00%
6	2.00%
7	1.00%
8 and after	0.00%
The initial and subsequent purchase maximum per transaction for Class B shares is less than $100,000. Generally, it is more advantageous for an investor that is considering an investment in Class B shares of $100,000 or more to invest in Class A shares instead. You should carefully consider whether two or more purchases totaling $100,000 or more are suitable in light of your own circumstances. It is your responsibility to inform your financial intermediary or Pacific Life Funds of any and all other accounts that may be linked together for the purposes of determining whether the application of the right of accumulation or the use of a letter of intent would make Class A Shares a more suitable investment than Class B Shares.
Class C Shares
Class C shares are offered at NAV without a front-end sales charge. Annual 12b-1 fees are 1.00%. For the Portfolio Optimization Funds, annual 12b-1 fees of 1.00% are reduced by the amount of service fees charged by the underlying funds. However, the Portfolio Optimization Funds indirectly bear the annual service fees charged at the underlying fund level. Sales charges do not apply to reinvested dividends or capital gain distributions. You will also be charged a 1% CDSC on shares that you redeem within 1 year of purchase. There’s no conversion to Class A shares, so annual expenses continue at the higher Class C level throughout the life of your investment.
The initial and subsequent purchase maximum per transaction for Class C shares is less than $1 million. If you were to invest $1 million or more, in most cases Class A shares would be the most advantageous choice. You should carefully consider whether two or more purchases totaling $1 million or more are suitable in light of your own circumstances. It is your responsibility to inform your financial intermediary or Pacific Life Funds of any and all other accounts that may be linked together for the purposes of determining whether the application of the right of accumulation or the use of a letter of intent would make Class A Shares a more suitable investment than Class C shares.
Calculation of Contingent Deferred Sales Charges (CDSC)
Certain investments in Class A, Class B, and Class C shares may be subject to a CDSC. To keep your CDSC as low as possible, the amount of the CDSC will be based on the lesser of your purchase price or redemption price. We will first sell shares in your account that are not subject to a CDSC and then will sell shares in the order in which they were purchased (i.e., first in, first out). All purchases made during a calendar month are counted as having been made as of the first day of that month. There is no CDSC on shares acquired through the reinvestment of dividends and capital gains distributions. The CDSC, if applicable, will be

49

OVERVIEW OF THE CLASS A, B AND C SHARES

calculated on loans taken under the Pacific Life Individual(k) Program. A new CDSC period will begin, when applicable, for each investment made in repayment of an outstanding loan under such Program.
Ways You Can Avoid or Minimize Sales Charges (Breakpoints and Waivers)
Reduction of Class A shares initial sales charge – You can reduce the initial sales charge of Class A shares by taking advantage of breakpoint opportunities in the sales charge schedule. With respect to the below, “Immediate family members” include parents, spouse, siblings, children, dependents, parents-in-law, brothers-in-law and sisters-in-law. Available sales charge reductions include:

•	Letter of Intent – Lets you pledge to purchase Class A shares over a 13-month period and pay the same sales charge as if the shares had all been purchased at once. This includes purchases in all account types (e.g., IRA, non-retirement, 529 plan, etc.), purchases in the PL Money Market Fund, and purchases of Class A shares by your immediate family members. Part of the Letter of Intent amount will be held in escrow to cover additional sales charges that may be incurred if the total investments (calculated at the offering price) over the 13-month period are insufficient to qualify for the sales charge reduction. Reinvested dividends and capital gain distributions do not count toward the Letter of Intent amount.

•	Rights of Accumulation – Lets you include the current value of all accounts, in all share classes except those holding Class R shares, you or members of your immediate family already own in order to calculate the sales charge breakpoint for your next purchase at the offering price.

•	Combination Privilege – Lets you combine all identified orders, except those with respect to Class R shares, received on the same day and processed in a single transaction for a reduced sales charge.
If the account owner is an entity (e.g., a trust, a qualified plan, etc.), these privileges will apply to beneficial owners and trustees. For purposes of applying these privileges, investments for the accounts of entities and their affiliates may be aggregated. These privileges are also available to investors who invest completely or partially through accounts at financial intermediaries, e.g., through omnibus accounts at other broker-dealers (rather than opening an individual account with Pacific Life Funds). To take advantage of these privileges, the account owner (or if applicable, the beneficial owner or trustee), through their financial intermediary, must identify and provide information to Pacific Life Funds in advance of or at the time of purchase regarding eligibility for these privileges. Stated differently, investors must identify to Pacific Life Funds through their financial intermediary, the complete universe of eligible Pacific Life Funds shareholder accounts (e.g., IRA, non-retirement, 529 plan, etc.), in order to receive the maximum breakpoint discount possible. It is the responsibility of the financial intermediary to ensure that an investor obtains the proper “breakpoint” discounts. If you do not let your financial intermediary or Pacific Life Funds know that you are eligible for a breakpoint or waiver discount, you may not receive a reduced sales charge to which you are otherwise entitled.
In order for Pacific Life Funds to identify accounts opened through a financial intermediary, you or your financial intermediary must provide Pacific Life Funds with the applicable Pacific Life Funds account numbers. For purposes of identifying all other Pacific Life Funds accounts, you or your registered representative must provide Pacific Life Funds with either the applicable Pacific Life Funds account numbers or the applicable tax identification numbers. These privileges do not apply to Class R shares.
Waiver of initial sales charges – Class A shares may be purchased without a front-end sales charge by:

•	Officers, directors, trustees, and employees of Pacific Life Funds, Pacific Life and their affiliates;
•	Registered representatives and employees of broker/dealers with a current distribution or selling agreement with Pacific Life Funds and their affiliates;
•	Employees of designated asset management firms, other service providers and their affiliates; and
•	Immediate family members of all such persons.
•	The Portfolio Optimization Funds, as investors in the underlying funds.
•	Investors who purchase through a “wrap account” offered through a selling group member that has also entered into a wrap fee program agreement with the funds’ distributor which includes a requirement

50

that such shares be sold for the benefit of clients participating in a “wrap account” or similar program under which clients pay a fee to the selling group member.
•	Investors who purchase through an omnibus account maintained with a financial intermediary that has an agreement with the funds’ distributor and that does not accept or charge the initial sales charge. (Note: your financial intermediary may charge transaction fees or other different or additional fees that are separate from fund fees and expenses.)
•	Qualified retirement plans where the plan’s investments are part of an omnibus account maintained with a financial intermediary that has an agreement with the funds’ distributor and that does not accept or charge the initial sales charge. (Note: your financial intermediary may charge transaction fees or other different or additional fees that are separate from fund fees and expenses.)
•	Pacific Life Individual(k) Program participants who purchase shares in repayment of an outstanding loan under this program.
•	Montana residents purchasing shares directly from Pacific Life Funds under the Montana Family Education Savings Program.
See Form Requirements for Purchases at NAV section below.
Reinstatement privilege – If you sell shares of a fund and withdraw your money from a fund, you may reinstate into the same account, within 60 days of your redemption, some or all of the proceeds in the PL Money Market Fund, the same share class of any Portfolio Optimization Fund or the same share class of any underlying fund you own at the time of the reinstatement, without paying a front-end sales charge if you paid a front-end sales charge when you originally purchased your shares. For purposes of the CDSC, if you paid a CDSC when you sold your shares, you would be credited with the amount of the CDSC proportional to the amount reinvested. Reinstated shares will continue to age, as applicable, from the date that you bought your original shares or from the date the shares were exchanged from an initial investment in the PL Money Market Fund. Once you fully redeem from an underlying fund, other than the PL Money Market Fund, that underlying fund is no longer available for purchase or exchange. This privilege can be used only once per calendar year per account. Contact your financial intermediary or Pacific Life Funds customer service at (800) 722-2333 (select Option 2) for additional information. You must identify and provide information to Pacific Life Funds or your financial intermediary, as applicable, regarding your historical purchases and holdings, and you should also retain any records necessary to substantiate historical transactions and costs because Pacific Life Funds, its transfer agent, and financial intermediaries will not be responsible for providing this information. See Form Requirements for Purchases at NAV section below.
Form Requirements for Purchases at NAV (waiver of initial sales charge) – The NAV Authorization Form must be provided to Pacific Life Funds in advance of or at the time of purchase to receive any front-end sales charge waiver described above in the Waiver of Initial Sales Charges and Reinstatement Privilege sections above, except with respect to purchases: by the Portfolio Optimization Funds; by Montana residents purchasing shares directly from Pacific Life Funds under the Montana Family Education Savings Program; and at NAV executed through a financial intermediary. Any financial intermediary initiating a purchase at NAV is responsible for verifying that each purchase is executed in accordance with the waiver guidelines outlined above. If your financial intermediary fails to identify that you qualify for a sales charge waiver, your purchase may include a front-end sales charge.
CDSC waivers – The CDSC for each Class will be waived in the following cases:

•	Redemptions following the death or permanent disability (as defined by Section 72(m)(7) of the Internal Revenue Code) of a shareholder if made within one year of death or the initial determination of permanent disability. The waiver is available only for shares held at the time of death or initial determination of permanent disability.
•	Certain amounts redeemed through a Systematic Withdrawal Plan (SWP). The SWP redemption amount eligible for CDSC waiver is determined at the time the SWP is established and is limited to 10% of the account value at that time, provided all dividends and distributions are reinvested (CDSC Waiver Eligible Amount). The CDSC Waiver Eligible Amount will remain the same for subsequent SWP redemptions. The

51

OVERVIEW OF THE CLASS A, B AND C SHARES

SWP redemption amount may be higher or lower than the CDSC Waiver Eligible Amount. Any SWP redemption amount above the CDSC Waiver Eligible Amount may be subject to a CDSC. If you were to cancel the SWP option and later establish a new SWP, a new CDSC Waiver Eligible Amount would be determined.
•	Minimum distributions from a tax-deferred retirement plan, an individual retirement account (IRA) or excess contributions as required under the Internal Revenue Code.
•	The CDSC for the Montana 529 Plan (529 Plan) would be waived for redemptions due to the receipt of scholarship by the designated beneficiary (up to the amount of the scholarship) and redemptions for the purpose of complying with the maximum account balance limitation across all of the accounts in the 529 plan, if the amount were rolled over to a 529 Plan account for another designated beneficiary.
•	The CDSC for the 529 Plan would be waived for redemptions due to a transfer to the Montana CollegeSure CD 529 Plan or to the Montana InvestorSure CD 529 Plan.
•	No CDSC is charged to the Portfolio Optimization Funds, as investors in the underlying funds, upon the sale of shares of the underlying funds.
Any financial intermediary initiating a redemption eligible for a CDSC waiver is responsible for verifying that each redemption is executed in accordance with the CDSC waiver guidelines outlined above. If your financial intermediary fails to identify that you qualify for a CDSC waiver, your redemption may include a CDSC.
If you think that you might be eligible for a CDSC waiver, contact your financial intermediary. To receive a CDSC waiver, Pacific Life Funds must be notified at the time of the redemption request.
Information on breakpoints and CDSC waivers and other information about each class of shares may also be found on the website at www.pacificlife.com under “Mutual Funds,” then “Products & Prospectuses.”
Document Delivery
Shareholder Mailings – To help reduce fund expenses, environmental waste and the volume of mail you receive, only one copy of Pacific Life Funds’ shareholder documents (such as the prospectus, supplements, announcements, and each annual and semi-annual report) may be mailed to shareholders who share the same household address (Householding). You may elect to not participate in Householding by contacting Pacific Life Funds or by opting out via the account application. If you are not currently participating in Householding, you may elect to do so by writing to Pacific Life Funds. The current documents are available on the website at any time or an individual copy of any of these documents may be requested – see back cover for more information.
Electronic Delivery Authorization – Subject to availability, you may authorize us to provide prospectuses, statements, and other information (Documents) electronically by so indicating on the application, via telephone, or by sending us instructions in writing in a form acceptable to us to receive such Documents electronically. You must provide us with a current and active e-mail address and have Internet access to use this service. While we impose no additional charge for this service, there may be potential costs associated with electronic delivery, such as on-line charges, for example, Internet service provider charges. Documents will be available on our Internet website. You may access and print all Documents provided through this service. As Documents become available, we will notify you of this by sending you an e-mail message that will include instructions on how to retrieve the Documents. You are responsible for any e-mail filters that may prevent you from receiving e-mail notifications and for notifying Pacific Life Funds promptly in the event that your e-mail address were to change. You may revoke your consent for electronic delivery at any time, provided that we are properly notified, and we will resume providing you with a paper copy of all required Documents. We will provide you with paper copies at any time upon request. Such a request will not constitute a revocation of your consent to receive required Documents electronically. We would continue to provide you copies of your annual statements by regular mail, even if you were to choose electronic delivery.

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HOW TO INVEST IN CLASS A, B AND C SHARES
You can invest in the funds through various financial intermediaries that can help you buy, sell, and exchange shares and maintain your account. Certain financial intermediaries may charge transaction fees or other fees that are in addition to any fees described in this prospectus. The funds can be used in a variety of retirement plans, including individual retirement accounts (IRAs), Roth IRAs, SEP IRAs, SIMPLE IRAs, SARSEPs, 403(b)(7)s, Individual 401k plans and other qualified plans, such as 529 plans and Coverdell Education Savings Accounts (ESA).
Additional information regarding the Pacific Life Funds 529 College Savings Plan account for Montana (529 Plan) available through Pacific Life Funds can be found in the 529 Plan section of this prospectus and in the Pacific Life Funds’ 529 Plan (Montana) Plan Description Handbook — (Plan Description Handbook). For more information about the 529 Plan and to receive applicable documents and applications for all types of accounts, call (800) 722-2333 (select Option 2).
Opening an Account
To open an account, you must make a minimum initial investment of $1,000 for each fund and complete an Account Application, ensuring that you include your registered representative’s name. Pacific Life Funds may return applications that do not have a registered representative listed. Make your check payable to Pacific Life Funds and mail it with the application to P.O. Box 9768, Providence, RI 02940-9768.
Sales charges may apply to all investments. Pacific Life Funds reserves the right to waive minimum investment amounts, including for certain types of retirement plans. Pacific Life Funds and Pacific Select Distributors, Inc. (PSD), distributor of Pacific Life Funds, reserve the right to reject any request to buy shares.
To add to your account, send at least $50 for each additional investment. Complete the Add to Your Account form included with your account statement or submit a letter of instruction indicating your desired investment allocation. Make your check payable to Pacific Life Funds and remember to provide your account number and investment allocation with your check.
Acceptable forms of investment are:

•	Personal checks or bank draft (cashier’s check, official bank check, or treasury check) drawn on a U.S. bank;
•	Money orders and traveler’s checks in single denominations of more than $10,000 if they were to originate in a U.S. bank;
•	Third party checks when there is a clear connection of the third party to the underlying transaction; and
•	Wire transfers that originate in U.S. banks.
Unacceptable forms of investment are:

•	Cash;
•	Starter checks;
•	Credit cards or checks drawn against a credit account;
•	Money orders or traveler’s checks in single denominations of $10,000 or less from any institution;
•	Personal check, bank drafts, money orders, traveler’s checks, or wire transfers drawn on non-U.S. banks, even if the payment were effected through a U.S. bank; and
•	Third party checks when there is not a clear connection of the third party to the underlying transaction.
All unacceptable forms of investment will be returned. Pacific Life Funds reserves the right to accept or reject any form of payment and to change its forms of investment policy at any time. If your check were not cleared, your purchase would be canceled, and you would be liable for any losses and fees incurred by Pacific Life Funds or its transfer agent.
Accounts such as Traditional or Roth IRAs, Coverdell ESAs, and 529s have contribution limits that should not be exceeded. If your account were a SIMPLE IRA, SEP IRA, SARSEP or 403(b)(7) or if your account were owned by a qualified plan or an individual 401(k) account, contribution limits would also apply, and contributions by personal check may not be appropriate. Consult your tax adviser for additional information.

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HOW TO INVEST IN CLASS A, B AND C SHARES

Wired funds – To open your account using wired funds, complete the Account Application and send it to Pacific Life Funds. Call (800) 722-2333 (select Option 2) to obtain your new account number. Once the account is established, you can instruct your bank to wire the money in care of:

PNC Bank
ABA #: 031000053
Account #: 8614973006
FBO: Pacific Life Funds
Shareholder Name and Account Number
Electronic funds transfer (EFT) – To transfer money from your bank account to your Pacific Life Funds account using EFT, call (800) 722-2333 (select Option 2) and provide the fund name and share class, your Pacific Life Funds account number, the name(s) in which the Pacific Life Funds account is registered and the amount of the transfer. To set up EFT, complete the Financial Institution Information on the Account Application or the Account Maintenance form. EFT may take up to 20 calendar days from receipt of request to become active.
Preauthorized investment plan – You may make systematic investments through a preauthorized transfer from your bank or other financial institution to your Pacific Life Funds account ($50 minimum per fund, if the initial investment of $1,000 is met). A preauthorized investment plan may take up to 20 calendar days to establish and become active. If a start date is not provided, or occurs during the 20 day set-up period, systematic investments would begin one month from the date the program is established.
Security and shareholder protection – To help fight the funding of terrorism and money laundering activities, federal law requires financial institutions to obtain, verify and record information identifying each person who opens an account and to determine whether such person’s name appears on any governmental agency list of suspected terrorists or terrorist organizations. Pacific Life Funds may report certain transaction activity to the government. When you open an account, you must provide your full name, date of birth, physical residential address (although post office boxes are still permitted for mailing purposes) and Social Security or tax identification number. You may also need to provide your driver’s license, passport or other identifying documents, and corporations and other non-natural persons may have to provide additional identifying information.
Not providing this information may result in incomplete orders and transactions, failure to open your account, delayed or unprocessed transactions or account closure. These requirements and procedures may change from time to time to comply with government regulations or guidance.
Selling Shares
You may sell shares by contacting your financial intermediary or Pacific Life Funds. Refer to Medallion signature guarantees for additional redemption guidelines.
By Mail. To sell shares by mail, send a signed written request or signed distribution form specifying the fund name and share class, account number, name(s) registered on the account and the dollar value or number of shares you wish to sell. Where applicable, federal income tax will be withheld from retirement assets, unless notified otherwise. Signatures of all shareholders are required and must match the account registration or the authorized signer on file.
By Telephone. You may sell shares up to $100,000 in value by telephone on certain account types by calling (800) 722-2333 (select Option 2) provided certain criteria are met. To disable this option, check the appropriate box on your Account Application or applicable maintenance form. Corporate investors and other associations must have an appropriate certification on file authorizing redemptions.
Proceeds will be mailed to an address that has been on record for 30 days or can be sent to a third party recipient if a letter of instruction, signed by all authorized shareholders, and a Medallion signature guarantee were to accompany the request. Proceeds can also be wired to a pre-designated bank account (subject to a $10,000 minimum), normally by the business day following receipt of your instructions. We do not assume

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responsibility for additional charges that the receiving institution may impose. To receive proceeds by wire, check the appropriate box on the Account Application or applicable maintenance form and attach a voided check. We will not wire proceeds or account assets to a non-U.S. bank or financial institution.
Systematic withdrawal plan (SWP) – You can set up automatic monthly, quarterly, semi-annual or annual redemptions on your account, as long as the value of the account is at least $5,000 at the time the SWP is established. You may redeem a fixed dollar amount (minimum $50), a fixed number of shares (five shares or more), or a whole percentage of the account value, which will be applied to the account value at the time of each SWP redemption in order to determine the redemption amount. Please be aware that each SWP redemption may be subject to a CDSC – See the CDSC Waivers section for applicable waivers. Because a CDSC may apply, it may not be advantageous to you to make additional investments while participating in a SWP. To establish a SWP, you must complete the appropriate sections on the Account Application or the Account Redemption Request form. Systematic withdrawals will continue until you cancel the SWP or the value of the designated fund falls below $500. This option is not currently available on the 529 Plan.
Electronic funds transfer – You can initiate an electronic funds transfer (EFT) for as little as $50 or as much as $100,000 from your Pacific Life Funds account to your bank account. To set up an EFT, you must complete the Financial Institution Information on the Account Application or the Account Maintenance form. EFT may take up to 20 calendar days from receipt of request to become active.
Checkwriting – Checkwriting privileges are available for the PL Money Market Fund for non-retirement accounts only. Checks must be written for at least $250, and you must maintain an account minimum of $500.
Medallion signature guarantees – To protect against fraud and help verify the identity of the person authorizing a sale of shares from an account, a Medallion signature guarantee may be required:

•	For redemption requests over $100,000.
•	If your address of record were changed within the past 30 days.
•	If redemption proceeds are to be sent to an address other than the address of record.
•	If redemption proceeds are to be payable other than to the registered owner(s).
•	If redemption proceeds are to be wired to a bank account that has not been established on your account.
•	For requests to transfer between Pacific Life Funds accounts with different registrations, except where one or more of the account owners (or beneficial owners) are the same.
•	Under other circumstances as determined by the transfer agent.
A Medallion signature guarantee verifies the authenticity of your signature and may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which is participating in a Medallion program recognized by the Securities Transfer Association.
Medallion signature guarantees help ensure that transactions or changes to your account are in fact authorized by you. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP). Signature guarantees from financial institutions that are not participating in one of these programs will not be accepted.
A notary public stamp or seal cannot be substituted for a Medallion Signature Guarantee.
Depending on the class of shares you own, a CDSC may apply. Shareholders may be charged additional expenses for a Pacific Life Funds IRA, including an annual fee or fees to transfer an IRA account to another provider or to take a distribution. We might liquidate shares to cover the IRA annual fee or transfer agent fees, including account, wire or overnight delivery fees. We may also close your account and sell your shares if your account value were to fall below $500 for any reason, without notice, whether as a result of a redemption, an account charge or a reduction in the market value of your account. This may result in a gain or loss for federal income tax purposes and the imposition of a CDSC.

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HOW TO INVEST IN CLASS A, B AND C SHARES

Exchanging Shares
Except with respect to the PL Money Market Fund, you may exchange shares of one fund for shares of the same class of any other available fund (within the same base account). With respect to the PL Money Market Fund, Class A shares may be exchanged for Class A, B, or C shares of the Portfolio Optimization Funds or Class A shares of an underlying fund you already own. Conversely, Class A, B, or C shares of the Portfolio Optimization funds or Class A shares of the underlying funds you own may be exchanged for Class A shares of the PL Money Market Fund. Exchanges are considered sales and may result in a gain or loss for federal and state income tax purposes. There are currently no additional sales charges or fees for exchanges, except for Class A shares of the PL Money Market Fund, which may have a front-end sales charge when exchanged into Class A shares of another available fund. Shares subject to a CDSC would begin to age from the date of the initial investment, except if the original shares were shares of the PL Money Market Fund. For assets initially invested in the PL Money Market Fund, the CDSC period will begin when the shares are exchanged into Class B or C shares of the Portfolio Optimization Funds. To exchange shares, call (800) 722-2333 (select Option 2) or submit your request in writing. To disable the option to exchange by telephone, check the appropriate box on your account application. See Other Fund Information – Anti-Market Timing Policies and Exchange Limitations section and the 529 Plan section regarding limitations on exchanges.
Dollar cost averaging – Dollar cost averaging may be used to buy shares of the available funds in a series of regular purchases instead of in a single purchase. This allows you to average the price you pay for shares over time, and may permit a “smoothing” of abrupt peaks and drops in price. You may use dollar cost averaging to transfer amounts, either on a monthly, quarterly, semiannual or annual basis, from any available fund with a value of at least $1,000 to one or more other available funds. Each transfer must be for at least $50. Dollar cost averaging is not available to 529 Plan accounts.
Execution of Your Requests
Purchase and sale requests are executed at the next net asset value (NAV), plus or minus any applicable sales charges, determined after the transfer agent, or an authorized designee, receives the order in proper form. Systematic withdrawals scheduled to fall on a month end (including year end withdrawals) which is a weekend or holiday, will be deemed an order for the last business day of that month. If you were to purchase by wire, the order would be deemed to be in proper form after the Account Application, telephone notification and the federal funds wire have been received. If an order or payment by wire were received after the close of the New York Stock Exchange (NYSE), which usually closes at 4:00 p.m. Eastern time, the shares would not be credited until the next business day. You will receive a confirmation of each unscheduled transaction in your account. You may rely on these confirmations in lieu of certificates as evidence of your ownership. Certificates representing shares of the funds will not be issued.
Under normal conditions, we will pay redemption proceeds within three business days. However, we have the right to take up to seven days to pay redemption proceeds and may postpone payment longer in the event of unusual circumstances as permitted by applicable law or an economic emergency as determined by the SEC. When you sell shares, we will execute your request at the next determined NAV per share; however, shares recently purchased by check may not be available for redemption for up to 15 days following the purchase to assure that a fund has received payment for your purchase. To reduce such delay, you should make investments by bank wire or federal funds. We normally will pay cash for all shares you sell. When making payment in cash becomes harmful to other shareholders or a fund, we may make some or all of the payment in securities at their then current market value equal to the redemption price minus any applicable charges. You will bear market risk while holding such securities and incur transaction costs upon converting securities to cash.
Telephone instructions – Unless you elect not to have telephone exchange and/or sale privileges, they will automatically be available to you. You may modify or discontinue telephone privileges at any time. You may

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reinstate these privileges in writing. You may also transact purchases by telephone, if you have established electronic funds transfer on your account. An exchange, sale, or purchase request must be received and confirmed prior to the close of the NYSE, which usually closes at 4:00 pm Eastern time, in order to receive the NAV calculated on that day. If an order is received and/or confirmed after the close of the NYSE, the order will receive the NAV calculated on the next business day. Procedures have been established that are reasonably designed to confirm that instructions communicated by telephone are genuine. These procedures may include requiring any person requesting a telephone transaction to provide specific identifying information or recording of the telephone conversation. A written confirmation will be sent to the shareholder(s) of record within five business days of a telephone transaction. Pacific Life Funds or its designee is authorized to act upon instructions received by telephone and you agree that, so long as the procedures are followed, you will hold harmless and indemnify Pacific Life Funds and/or its administrator or sub-administrator; any of its affiliates; and each of their respective directors, trustees, officers, employees and agents from any losses, expenses, costs or liability (including attorney fees) that may be incurred in connection with these instructions or the exercise of the telephone privileges. This means that so long as the procedures are followed, you will bear the risk of loss on telephone transaction requests. Pacific Life Funds or its designee reserves the right to deny any transaction request made by telephone. Proceeds from telephone transactions will only be mailed to your address of record or sent (via federal funds wire or electronic funds transfer) to your pre-established bank of record. Telephone privileges are not available for all account types. Contact Pacific Life Funds for information on availability.
OVERVIEW OF THE CLASS R SHARES
Pacific Life Funds offers Class R shares of the Portfolio Optimization Funds, which are generally only available to certain employer-sponsored retirement, savings or benefit plans.
Pacific Life Funds has adopted a Distribution and Service Plan for Class R shares in accordance with Rule 12b-1 under the 1940 Act. Under the Class R 12b-1 (12b-1) plan, each Portfolio Optimization Fund pays annual 12b-1 fees of 0.50%. These fees are reduced by the amount of service fees charged by the underlying funds. However, the Portfolio Optimization Funds indirectly bear the annual service fees charged at the underlying fund level. Because these fees are an ongoing expense of the Portfolio Optimization Funds, over time they increase the cost of your investment and your shares may cost more than shares that are subject to other types of fees and/or sales charges.

Share Class	Front-end Sales charge	Annual 12b-1 Fees	CDSC

Class R	None	0.50%	None

HOW TO INVEST IN CLASS R SHARES
This section applies to Class R shares which are generally available only to certain employer-sponsored retirement, savings or benefit plans. Retirement plan participants may only purchase Class R shares that are available through their employer-sponsored plan.

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HOW TO INVEST IN CLASS R SHARES

Purchase, Exchange and Sale of Shares
Participants in retirement plans must contact their plan’s administrator to purchase, redeem, or exchange Class R shares. The plan administrator can provide employees with detailed information on how to participate in the plan in accordance with the plan’s specific provisions. Plans may require separate applications and their policies and procedures may be different than, and may charge fees in addition to, those described in this prospectus. Participants should contact their employee benefits office or the plan administrator for questions about their specific accounts. Participants should be aware that plan administrators may aggregate purchase and redemption orders for participants in the plan. Therefore, there may be a delay between the time the participant places an order with the plan administrator and the time the order is forwarded to Pacific Life Funds’ transfer agent for execution. It is the responsibility of authorized dealers, plan administrators, or other financial institutions to accept and transmit orders received by them so they will be received and processed in a timely manner by Pacific Life Funds.
Purchasing shares – Class R shares are generally available only to certain employer-sponsored retirement, savings, or benefit plans held in plan level or omnibus accounts. Class R shares are not available to non-retirement accounts, traditional or Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b)s and most individual retirement accounts.
Eligible retirement plans may open an account and purchase Class R shares by contacting any authorized dealer or other financial institution (the dealer or other financial institution may impose transaction charges in addition to those described in this prospectus). Class R shares may not be available through all dealers, and other classes of the funds may be available to retirement plans.
Participants should contact their employee benefits office or the plan administrator to determine how to invest in Pacific Life Funds and/or change the contribution amount to the plan.
Pacific Life Funds and Pacific Select Distributors, Inc. (PSD), distributor of Pacific Life Funds, reserve the right to reject any request to buy shares.
Exchanging shares – Participants should contact their employee benefits office or the plan administrator to determine how to change their investment allocations. Participants can exchange Class R shares of one PL fund for Class R shares of another PL fund that is available through the plan. Exchanges are made at NAV. Before an exchange is requested, each fund’s investment objective and policies as described in this prospectus should be considered. All Portfolio Optimization funds may not be available in all retirement plans.
Selling shares – Participants should contact their employee benefits office or the plan administrator to determine how to change their investment allocations or make redemptions from the plan. Under normal conditions, Pacific Life Funds will pay redemption proceeds within three business days. However, we have the right to take up to seven days to pay redemption proceeds, and may postpone payment longer in the event of unusual circumstances as permitted by applicable law or an economic emergency as determined by the SEC. When you sell shares, however, shares recently purchased by check may not be available for redemption for up to 15 days following the purchase to assure that a fund has received payment for your purchase. To reduce such delay, you should make investments by bank wire or federal funds. We normally will pay cash for all shares you sell. When making payment in cash becomes harmful to other shareholders or a fund, we may make some or all of the payment in securities at their then current market value equal to the redemption price minus any applicable charges. You will bear market risk while holding such securities and incur transaction costs upon converting securities to cash.
Medallion signature guarantees – To protect against fraud and help verify the identity of the person authorizing a sale of shares from an account, a Medallion signature guarantee may be required:

•	For redemption requests over $100,000.
•	If your address of record were changed within the past 30 days.
•	If redemption proceeds are to be sent to an address other than the address of record.

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•	If redemption proceeds are to be payable other than to the registered owner(s).
•	If redemption proceeds are to be wired to a bank account that has not been established on your account.
•	Under other circumstances as determined by the transfer agent.
A Medallion signature guarantee verifies the authenticity of your signature and may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which is participating in a Medallion program recognized by the Securities Transfer Association.
Medallion signature guarantees help ensure that certain transactions or changes to your account are in fact authorized by you. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP). Signature guarantees from financial institutions that are not participating in one of these programs will not be accepted.
A notary public stamp or seal cannot be substituted for a Medallion Signature Guarantee.
Security and shareholder protection – To help fight the funding of terrorism and money laundering activities, federal law generally requires financial institutions to obtain, verify and record information identifying each person who opens an account and to determine whether such person’s name appears on any governmental agency list of suspected terrorists or terrorist organizations. Pacific Life Funds may report certain transaction activity to the government. When you open an account, you may be required to provide your full name, date of birth, physical residential address (although post office boxes are still permitted for mailing purposes) and Social Security or tax identification number. You may also need to provide your driver’s license, passport or other identifying documents, and corporations and other non-natural persons may have to provide additional identifying information.
Not providing this information may result in incomplete orders and transactions, failure to open your account, delayed or unprocessed transactions or account closure. These requirements and procedures may change from time to time to comply with government regulations or guidance.
OTHER FUND INFORMATION
How Share Prices are Calculated
Each fund is divided into shares. The price of a fund’s shares is called its net asset value (NAV) per share. The NAV forms the basis for all transactions involving buying, selling, exchanging or reinvesting shares. It is calculated by taking the total value of a fund’s assets, subtracting the liabilities, and then dividing by the number of shares outstanding. The value of a fund’s assets is based on the total market value of all of the securities and other instruments (holdings) it holds. The assets of each Portfolio Optimization Fund consist primarily of shares of the underlying funds, which are valued at their respective NAVs at the time of computation. Each fund’s NAV per share is calculated once a day, every day the New York Stock Exchange (NYSE) is open, including days when foreign markets are closed. The NAV is normally calculated as of the time of the close of the NYSE, which is usually 4:00 p.m. Eastern time, although it may occasionally close earlier. Information that becomes known to the Pacific Life Funds or its agents after the NAV has been calculated on a particular day will not normally be used to retroactively adjust the price of a holding or the NAV determined earlier that day.

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OTHER FUND INFORMATION

When you buy shares, you pay the NAV per share plus any applicable sales charge. When you sell shares, you receive the NAV per share minus any applicable CDSC. Exchange orders within the funds are effected at NAV, except for money initially invested in the PL Money Market Fund, which may have a front-end sales charge when exchanged into Class A shares of another available fund of Pacific Life Funds. For any transaction, we will use the next NAV calculated after Pacific Life Funds or its designee receives a request to buy, sell or exchange shares.
NAV will not be determined on days when the NYSE is closed. There may be a delay in calculating the NAV if: (i) the NYSE is closed on a day other than a regular holiday or weekend, (ii) trading on the NYSE is restricted, (iii) an emergency exists (as determined by the SEC), making the sale of holdings or determinations of NAV not practicable, or (iv) the SEC permits a delay for the protection of shareholders. Trading in holdings on exchanges and OTC markets in European and Pacific Basin countries is normally completed well before 4:00 p.m. Eastern time. In addition, the funds may calculate their NAVs on days when the NYSE is open but foreign markets are closed. Conversely, holdings trading on foreign markets may take place on days when the NYSE is closed, and as a result, the funds’ NAVs will not be calculated and shareholders will not be able to redeem their shares on such days. Since holdings that are primarily listed on foreign exchanges may trade on weekends, U.S. holidays or other days when a fund does not price its shares, the value of a fund’s holdings (and thereby the NAV of the fund) may change on days when shareholders will not be able to purchase or redeem shares. For a list of holidays observed, contact Pacific Life Funds customer service.
The value of each holding is based on its actual market value or fair value.
Actual Market Value. Pricing data is obtained from various sources approved by the Board. For purposes of calculating the NAV:

•	Domestic equity holdings. The funds normally use the last reported sale price for domestic equity holdings received shortly after the NYSE close and do not normally take into account trading, clearances or settlements that take place after the NYSE close.
•	Domestic fixed income and foreign holdings. Domestic fixed income and foreign holdings are normally priced using data reflecting the closing of the principal markets or market participants for those holdings, which may be earlier than the NYSE close. Quotations of foreign holdings in foreign currencies and those valued using forward foreign currency rates are converted to U.S. dollar equivalents using a foreign exchange quotation from an approved source.
•	Over-the-Counter (OTC) holdings. OTC holdings, including options contracts and listed holdings for which no sales are reported, are generally valued at the mean between the most recent bid and asked prices obtained from a quotation and valuation reporting system, from established market makers, or from broker-dealers.
•	Treasury holdings. Treasury holdings are generally valued at the last reported sale price obtained from pricing sources (including pricing services and quotation reporting systems), market makers, or broker-dealers.
•	Other fixed income holdings. Other fixed income holdings are generally valued using the mean between bid and ask prices provided by approved pricing and quotation services which are based upon evaluated prices determined from various observable market and other factors. Certain bonds are valued by a benchmark, matrix, or other pricing processes approved by the Pacific Life Funds’ Board.
•	Money market instruments and short-term holdings. Money market instruments and short-term holdings maturing within 60 days are valued at amortized cost, which approximates market value.
Fair Value. In the event market quotations are not readily available (i.e. approved pricing services or dealers do not provide a valuation for a particular holding), the valuations are deemed to be unreliable or inaccurate or if events that could materially affect the NAV occur after the close of the principal market for a particular holding but before a fund values its assets, the holdings may be valued at their fair value as determined in good faith pursuant to procedures adopted by and/or methodologies approved by the Board

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in accordance with the provisions of the 1940 Act and based upon recommendations provided by the managers and, in accordance with valuation services approved by the Board.
As a general principle, the fair value of a holding is the amount which a fund might reasonably expect to receive for the holding upon its current sale. In determining the fair value of holdings, other than foreign holdings, Pacific Life Funds may consider a variety of factors available, including information that becomes known after the closing time of the NYSE, and the values that are determined will be deemed to be the price as of the closing time of the NYSE. Fair valuation will also be used when events significantly affecting the values of a fund’s foreign holdings occur between the close of foreign markets and the close of regular trading on the NYSE; or when, under Pacific Life Funds’ procedures, the closing price of a foreign security is deemed unreliable. All of these events could materially affect a fund’s NAV. The Pacific Life Funds has retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes proprietary computer models based on historical performance of markets and other considerations to determine fair values for certain foreign holdings. In light of the subjectivity and judgment involved in making fair value determinations, fair value may not be indicative of the particular amount for which a fund could obtain upon its current sale.
Anti-Market Timing Policies and Exchange Limitations
Pacific Life Funds is not intended to serve as a vehicle for frequent trading in response to short-term fluctuations in the market. Frequent short-term trading or trades that involve relatively large amounts of assets in response to short-term fluctuations in the market can disrupt the management of the fund and can raise expenses through increased trading and transaction costs, forced and unplanned portfolio turnover, lost opportunity costs, and large asset swings that decrease the funds’ ability to provide maximum investment return to all shareholders. In addition, certain trading activity that attempts to take advantage of inefficiencies in the valuation of the funds’ securities holdings may dilute the interests of the remaining shareholders. This in turn can have an adverse effect on the funds’ performance. While these issues can occur in connection with any of the funds, funds holding securities that are subject to market pricing inefficiencies could be more susceptible to abuse. For example, funds holding international securities may be more susceptible to time-zone arbitrage which seeks to take advantage of pricing discrepancies occurring between the time of the closing of the market on which the security is traded and the time of pricing the funds. Pacific Life Funds has retained a pricing service to assist in the valuation of certain foreign securities, which may reduce the ability of shareholders to engage in such arbitrage, although there is no assurance that this measure will be effective in reducing arbitrage opportunities. Accordingly, the Board has adopted policies and procedures with respect to exchanges of the funds’ shares. Pacific Life Funds requires that the limitations specified below on exchanges apply to all persons (i.e., to natural persons, partnerships, corporations, limited liability companies, trusts or any other type of entity) investing in the funds of Pacific Life Funds.
To discourage frequent trading, you:

•	are limited to no more than 12 exchanges out of each fund per calendar year.
•	may not make more than one exchange per calendar month from funds which invest primarily in international securities, which currently include: PL International Value, PL International Large-Cap and the PL Emerging Markets Funds.
•	may not make more than 2 exchanges out of each other fund per calendar month.
Pacific Life Funds does not accommodate trading in excess of these limitations. These limitations do not apply to the following transactions: redemptions from Pacific Life Funds, systematic transactions (dollar cost averaging, dividend reinvestments, automatic investment plans); loans and loan repayment; transactions by the Portfolio Optimization Funds; and exchanges from the PL Money Market Fund and the Portfolio Optimization Funds.

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OTHER FUND INFORMATION

In addition, the funds monitor certain large transaction activity in an attempt to detect patterns of trading that may not be in the best interests of the funds. While these policies and procedures have been adopted to attempt to detect and limit trading that is frequent or disruptive to the funds’ operations, there is no assurance that the policies and procedures would be effective in deterring all such trading activity.
Organizations and individuals that use market timing investment strategies and make frequent exchanges should not invest in Pacific Life Funds. Pacific Life Funds maintains sole discretion to restrict or reject, without prior notice, any exchange instructions and to restrict or reject pre-authorized exchange forms from a market timing organization or individual authorized to give exchange instructions on behalf of multiple shareholders, if in the sole discretion of the funds (or an agent) the requested transactions were to have a negative impact on remaining shareholders.
Pacific Life Funds might further limit the size, number, and frequency of exchanges if they were to be disruptive to the management of a fund. Pacific Life Funds may also otherwise restrict, suspend, or reject any exchange request that could be harmful to a fund or to other shareholders, or cancel the exchange privilege altogether. Notice of any limitations, restrictions, suspensions or rejections may vary according to the particular circumstances.
Pacific Life Funds reserves the right to impose a transaction fee or redemption fee against future exchange amounts. Prior to imposing any such fee, we would supplement this prospectus and provide notice to shareholders.
Pacific Life Funds is unable to directly monitor the trading activity of beneficial owners who hold shares of the funds through omnibus accounts (i.e., accounts that are not on the books of the Pacific Life Funds’ transfer agent, for example, third-party 401(k) and other group retirement plans) maintained by financial intermediaries.
Omnibus account arrangements enable financial intermediaries to aggregate share ownership positions of multiple investors and purchase, redeem and exchange fund shares without the identity of the particular shareholder(s) being known to the funds. Accordingly, the ability of the funds to monitor, detect or limit frequent share trading activity through omnibus accounts is very limited, and there is no assurance that the funds will be able to identify shareholders who may be engaging in frequent trading activity through omnibus accounts or to curtail such trading. In such cases, the financial intermediaries may be able to implement procedures or supply Pacific Life Funds with information that differs from that which is normally available to Pacific Life Funds or its agent(s). In such instances, Pacific Life Funds will seek to monitor purchase and redemption activity through the overall omnibus account(s) or retirement and benefit plan account(s). If Pacific Life Funds identifies activity that might be indicative of excessive short-term trading activity, Pacific Life Funds or its designated agent will notify the applicable financial intermediary or retirement and benefit plan and request that it provide or review information on individual account transactions so that Pacific Life Funds or the financial intermediary or retirement and benefit plan can determine if any investors were engaging in excessive or short-term trading activity. If an investor is identified as engaging in undesirable trading activity, Pacific Life Funds or its designated agent will request that the financial intermediary or retirement and benefit plan take appropriate action to curtail the activity and will also work with the relevant party to do so. Such actions may include actions similar to those that Pacific Life Funds would take such as placing blocks on accounts to prohibit future purchases and exchanges of fund shares, or requiring that the investor place trades on a manual basis, either indefinitely or for a period of time. If Pacific Life Funds determines that the financial intermediary or retirement and benefit plan has not demonstrated adequately that it has taken appropriate action to curtail the excessive short-term trading, Pacific Life Funds or its agents may terminate the relationship.
Retirement and benefit plans include qualified and non-qualified retirement plans, deferred compensation plans and certain other employer sponsored retirement, savings or benefits plans, excluding Individual Retirement Accounts (IRA).

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Dividends and Distributions
Each fund intends to distribute substantially all of its net investment income and realized capital gains to shareholders at least once a year, although distributions could occur more frequently. Except with respect to Class R shares, you could automatically reinvest dividends and capital gains distributions into additional shares of the same fund or into the same class of shares of another available fund within the same account, if you meet that fund’s minimum balance requirement. All dividend and capital gain distributions for Class R shares will be automatically reinvested in Class R shares of the same fund generating such dividend and/or capital gain distribution. No sales charge or CDSC will apply to the reinvested amounts.
Dividends are generally distributed according to the following schedule:

•	PL Money Market Fund – dividends declared daily and paid monthly (dividends are not paid until the day after issue).
•	PL Short Duration Bond Fund, PL Floating Rate Loan Fund, PL Managed Bond Fund and PL Inflation Managed Fund – dividends declared and paid monthly.
•	PL Real Estate Fund – dividends declared and paid quarterly.
•	All other funds – dividends declared and paid annually.
Dividends and/or distributions may be declared more or less frequently if it is advantageous to the fund and to shareholders of the fund.
Distribution and Servicing Arrangements
Sales and servicing commissions
The distributor pays broker-dealers that sell shares of the funds various forms of sales and servicing compensation as described in the Pacific Life Funds Statement of Additional Information (SAI). The distributor pays a sales commission for selling fund shares and a trail commission for servicing fund shareholders. Trail commissions may take into account, among other things, the length of time the funds’ shares have been held, your account value, and the share class purchased. The distributor generally pays sales and servicing commissions from its own resources, and receives compensation from sales charges and distribution and service fees from the fund’s Class A, B, C and R distribution and/or Service Plans, which helps the distributor recoup all or a portion of commissions it pays. See the SAI for details of sales and servicing commission amounts.
Sales-based payments, including sales commissions, primarily create incentives to make new sales of fund shares; asset-based payments, including trail commissions, create incentives to retain previously sold fund shares in investor accounts.
Revenue sharing payments
In addition to the sales and servicing commissions noted above, the distributor or an affiliate may pay to selling group members, from their own resources, additional cash compensation in connection with the promotion and sales of fund shares and/or servicing fund shareholders, which may sometimes be referred to as ”revenue sharing,” and provide other incentives (non-cash compensation) in connection with the promotion and sale of fund shares. Not all selling group members receive additional compensation and the amount of compensation varies. The range of additional cash compensation based on sales generally does not exceed 0.25% and trail commissions based on account value generally does not exceed 0.15% on an annual basis. Revenue sharing payments, as well as the other compensation and allowances noted below, may provide your brokerage firm with an incentive to favor Pacific Life Funds. In consideration for revenue sharing, a brokerage firm may feature certain funds in its sales system or give preferential access to members of its sales force or management and confer some other marketing benefit such as website placement, access to registered representative lists, extra marketing assistance or other heightened visibility and access to the brokerage firm’s sales force that may otherwise influence the way that the brokerage firm and the registered representative market the funds’ shares.

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OTHER FUND INFORMATION

The distributor hopes to benefit from revenue sharing by increasing Pacific Life Funds’ net assets, which, as well as benefiting Pacific Life Funds, would result in additional management and other fees for PLFA and its affiliates.
In addition, PLFA, the distributor or their affiliates may pay amounts from their own resources up to 0.25% of account value on an annual basis to compensate or reimburse certain financial intermediaries for administrative and shareholder services provided to Pacific Life Funds and their shareholders (to the extent Pacific Life Funds does not pay for such costs directly). This includes shareholder services provided to plans (and plan participants) or other omnibus accounts (and beneficial owners) holding shares of Pacific Life Funds. The services include but are not limited to, acting as shareholder of record, processing purchase and redemption orders, maintaining account records (e.g., sub-accounting) and delivering account statements, and answering questions.
Other compensation and allowances
The distributor or an affiliate may also pay expense allowances, reimbursements and training allowances. Such payments provide the opportunity for training and other educational programs so that your registered representative may serve you better. The distributor or an affiliate may also reimburse trade or processing charges (e.g., ticket charges) in connection with the sale of the funds’ shares. Registered representatives may also receive non-cash compensation such as educational or training seminars or promotional merchandise. See SAI for additional details of such other compensation.
Information about your broker
The registered representative, (your broker) who is responsible for selling the funds’ shares to you, typically receives a portion of the compensation that is payable to the selling group member with which he or she is associated, depending on the agreement between your registered representative and his or her firm. The distributor and Pacific Life Funds are not involved in determining that compensation arrangement which may present its own incentives or conflicts. You may ask your registered representative how he or she will personally be compensated for the transaction.
PLFA, the distributor and their affiliates may have other relationships with your brokerage firm relating to the provisions of the service to the Pacific Life Funds, such as providing omnibus account services, transaction processing service or effecting portfolio transactions for funds. If your brokerage firm provides these services, the investment adviser or Pacific Life Funds may compensate the firm for these services. In addition, your brokerage firm may have other compensation relationships with the investment adviser or its affiliates that are not related to the Pacific Life Funds.
Additional information
The compensation that is described in this section as well as in the SAI, and any other compensation or benefits provided by PLFA, the distributor or its affiliates may be more or less than the overall compensation paid to selling group members on similar or other products and may influence your registered representative, broker-dealer, or other financial intermediaries to present or make available Pacific Life Funds over other investment options in the marketplace. You should ask your registered representative or financial intermediary how they are compensated for selling shares of Pacific Life Funds. Please refer to the SAI for additional details on Distribution and Servicing Arrangements, other compensation or allowances, and revenue sharing payments, including the list of broker/dealers or other firms that were receiving revenue sharing payments as of March 31, 2008.
General Summary of Tax Consequences
The following discussion relates only to federal income tax. Refer to the SAI for additional federal income tax information. The consequences under other tax laws may differ. You should consult with your tax adviser

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regarding the possible application of foreign, state and local income tax laws to fund dividends and capital gains distributions.
Each fund will distribute substantially all of its income and realized capital gains to its shareholders every year. These distributions are taxed as either ordinary income, “qualified dividends,” or capital gains. Federal taxes on capital gains distributions are determined by how long the fund owned the investments that generated the gains, not how long a shareholder has owned the shares. Funds with high portfolio turnover may realize gains at an earlier time than funds with a lower turnover and may not hold securities long enough to obtain the benefit of long-term capital gains tax rates. All distributions paid by a fund will be taxable to you regardless of whether they are paid in cash or reinvested in additional shares of the fund.
The Portfolio Optimization Funds can have income, gains or losses from any distributions or redemptions in the underlying funds. Distributions of the long-term capital gains of either the Portfolio Optimization Funds or underlying funds will generally be taxed as long-term capital gains. Other distributions, including short-term capital gains, will be taxed as ordinary income. The structure of the Portfolio Optimization Funds and the reallocation of investments among underlying funds could affect the amount, timing and character of distributions.
The maximum tax rate for individual taxpayers is generally 15% on long-term capital gains and qualified dividends. This rate does not apply to corporate taxpayers. Distributions of earnings from non-qualifying dividends, interest income and short-term capital gains will be taxed at the taxpayer’s ordinary income tax rate. Distributions from funds investing in bonds and other debt instruments will not generally qualify for the lower rates. Funds that invest in companies not paying significant dividends on their stock will not generally derive much qualifying dividend income that is eligible for the lower rate on qualified dividends. In addition, certain holdings period requirements must be satisfied by both a fund and shareholder in order to be eligible for lower rates on qualified dividends. The 15% rate on long-term capital gains and the favorable treatment of qualified dividends is scheduled to expire after 2010.
You will owe taxes on distributions paid from income or gains earned prior to your investment, which are included in the share price you pay. For example, if you were to buy shares on or just before the record date of a fund distribution, you would pay full price for the shares and may receive a portion of your investment back as a taxable distribution. If a fund were to declare a distribution in October, November or December but pay it in January, you could or might be taxed on the amount of the distribution as if you were to receive it in the previous year. Any gain resulting from selling or exchanging shares will generally be subject to U.S. federal income tax. Any such gain or loss upon a sale, redemption, or exchange of shares would be a capital gain or loss if you were to hold the shares as a capital asset at the time of the sale, redemption, or exchange. This gain or loss would generally be a long-term capital gain or loss if you were to hold the shares for more than one year; otherwise such gain or loss would generally be a short-term capital gain or loss.
You must provide your correct taxpayer identification number and certify that you are not subject to backup withholding for each fund in which you invest. If not, the fund would be required to withhold a portion of your taxable distributions and redemption proceeds as backup withholding.
A Portfolio Optimization Fund cannot use gains distributed by one underlying fund to offset losses in another underlying fund. Redemptions of shares in an underlying fund, including those resulting from allocation changes, could also cause additional distributable gains to shareholders, a portion of which may be short-term capital gains distributable as ordinary income. Further, a portion of any losses on underlying fund share redemptions may be deferred under the “wash sale” rules. As a result of these factors, the Portfolio Optimization Funds’ “fund-of-funds” structure could affect the amount, timing and character of distributions to shareholders. The Portfolio Optimization Funds will also not be able to pass through from the underlying funds any potential benefit from the foreign tax credit or income from certain federal obligations (that may be exempt from state tax).
Generally, shareholders that are exempt from U.S. federal income tax, such as retirement plans that are qualified under Section 401 of the Internal Revenue Code, are not subject to U.S. federal income tax on fund

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OTHER FUND INFORMATION

dividends or distributions or on sales or exchanges of fund shares within such tax-exempt accounts. Accordingly, a plan participant whose retirement plan invests in the Portfolio Optimization Funds generally is not taxed on dividends or distributions received by the plan or on sales or exchanges of shares of the Portfolio Optimization Funds by the plan for U.S. federal income tax purposes. However, distributions to plan participants from a retirement plan generally are taxable to plan participants as ordinary income and may be subject to a 10% federal penalty tax if taken prior to the age of 59 1/2.
Fund Organization
Pacific Life Funds is organized as a Delaware statutory trust. Its business and affairs are managed by its Board. Each fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code. Funds that qualify do not have to pay income tax as long as they distribute sufficient taxable income and net capital gains. Pacific Life Funds may discontinue offering shares of any fund at any time or may offer shares of a new fund. If a fund were discontinued, any investment allocation to that fund would be allocated to another fund upon approval of the trustees, as long as any required regulatory approvals were met.
529 PLAN
This section pertains to anyone purchasing shares of Pacific Life Funds for a Pacific Life Funds 529 College Savings Plan account for Montana (529 Plan) and may supplement or supercede other information in previous sections of this prospectus. Each account is subject to the terms and conditions of the 529 Plan Description Handbook (Plan Description Handbook) and any supplements thereto. This section provides only a summary of the 529 Plan. See the Plan Description Handbook for more complete information. You should contact your financial intermediary or Pacific Life Funds’ customer service at (800) 722-2333 (select Option 2) for more information.
Minimum investment
You must make a minimum initial investment of $500 for each available fund, unless you start a pre-authorized investment plan or payroll deduction, both of which are available with a minimum contribution of $50 per month. If you plan to contribute through payroll deduction, your payroll department should complete an Employer Authorization form before payroll deductions can begin.
Sales charges may apply to all investments. Pacific Life Funds reserves the right to waive minimum investment amounts. Pacific Life Funds and Pacific Select Distributors, Inc. (PSD), distributor of Pacific Life Funds, reserve the right to reject any request to buy shares.
Tax considerations

Federal: 529 plans receive favorable federal tax treatment under the Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA) and Pension Protection Act of 2006. Under federal tax law, withdrawals used for qualified expenses may be made tax-free. If a withdrawal is made for non-qualified expenses, it is subject to federal income tax and a 10% penalty.

State: If you invest in a 529 plan outside of your state of residence, you may lose any state tax benefits.

Please consult with your tax adviser about the tax implications of your investment in the 529 plan.

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Maximum contribution
Contributions may be made to an account for a designated beneficiary, unless the contribution would cause the balance of the account, together with all other Pacific Life Funds 529 accounts for that designated beneficiary, to exceed the current maximum allowable account balance limit. Once the maximum is reached, no further contributions will be accepted, but investment growth may continue. Excess contributions could result in adverse tax consequences. Refer to the Plan Description Handbook or the website for current maximum contribution limits.
Investment changes
You may only make one investment change per calendar year (pursuant to Section 529 of the Internal Revenue Code). Investment changes may be made in writing or by telephone (once you have established this privilege with Pacific Life Funds). More frequent exchanges may result in income tax liability and tax penalties. The dollar cost averaging program described in this prospectus is not available, and other limitations also may apply. You should consult with your tax adviser regarding possible tax consequences.
Distributions/withdrawals
You may sell shares to make a qualified distribution or take a non-qualified withdrawal by using the Distribution Request form. A separate Distribution Request form must be completed for each withdrawal. Withdrawals by telephone, systematic withdrawals and checkwriting privileges are not currently available. For Montana residents (including former Montana residents), a recapture tax may be applicable on withdrawals. Refer to the Plan Description Handbook for more information.
Fees and waivers
For information on applicable sales charge waivers see the Waiver of Initial Sales Charges section and the CDSC Waivers section of this prospectus.

529 Plan – Generally, a $25 annual maintenance fee will be charged to each 529 Plan account on the last Friday of April, for the prior year and is pro-rated based on the month the account was opened. This fee is waived for accounts:

•	with balances greater than $25,000;
•	with a current preauthorized investment plan or established payroll deduction; or
•	that purchase Class A shares at NAV, in accordance with the Waiver of Initial Sales Charges section of this prospectus.
Dividends
All dividends and capital gains distributions are automatically reinvested. Automatic dividend diversification is not available.
ABOUT THE PORTFOLIO MANAGERS
This section provides information about Pacific Life Fund Advisors LLC (PLFA), the investment adviser to Pacific Life Funds, and the firms that manage funds in Pacific Life Funds.
PLFA, a Delaware limited liability company and wholly-owned subsidiary of Pacific Life Insurance Company, is located at 700 Newport Center Drive, Newport Beach, CA 92660.
In its role as investment adviser, PLFA, subject to review of the Pacific Life Funds’ Board, supervises the management of all of the funds in Pacific Life Funds. PLFA manages the five Portfolio Optimization Funds directly. PLFA also does business under the name “Pacific Asset Management” (PAM) and manages the PL Money Market Fund under the PAM name. For the other funds, PLFA has retained other managers, many of

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ABOUT THE PORTFOLIO MANAGERS

which have a worldwide market presence and extensive research capabilities. PLFA oversees and monitors the performance of these managers. Under an exemptive order from the SEC, PLFA and Pacific Life Funds can hire, terminate and replace the managers (except, as a general matter, managers affiliated with PLFA) without shareholder approval. Within 90 days of the hiring of any new manager, shareholders of the affected fund will be sent information about the change.
The table that follows provides information about each management firm and biographies for each individual team member responsible for making investment decisions for the fund, including their primary title with the applicable management firm (or affiliate) and positions held during the past five years. Some of the team members could change from time to time. Each of the team members is jointly and primarily responsible for the day-to-day management of the particular fund, unless there is only one team member listed which indicates that the individual is primarily responsible for that particular fund. The year in which each team member began managing the fund is presented under each team member’s name. With respect to each team member listed, the SAI provides additional information about compensation, other accounts managed and ownership of securities in the fund managed.

PL PORTFOLIO OPTIMIZATION FUNDS
Howard T. Hirakawa, CFA (Since inception/2003)	Vice president of Pacific Life since 2005, Pacific Select Fund since 2006 and PLFA since May 2007. He joined Pacific Life in 1990 and is responsible for the investment oversight relating to the Pacific Life assets in Pacific Select Fund, Pacific Life Funds and asset allocation services. Mr. Hirakawa was assistant vice president of Pacific Life from April 2000 to April 2005 until he was promoted to his current position. Mr Hirakawa has an MBA from Claremont Graduate School.

Carleton J. Muench, CFA (Since 2006)	Assistant vice president of Pacific Life and Pacific Select Fund since 2006 and PLFA since May 2007. He joined Pacific Life in 2006. Prior to joining Pacific Life, he was director of research and senior investment analyst from 2003 to 2005 for Mason Investment Advisory Services, Inc. (MIAS) where he was responsible for the asset allocation and manager selection of the firm’s “fund of funds” models. From 2001 through 2002, Mr. Muench was an investment analyst in Investment Management Services for Manulife Financial. Mr. Muench has a BS and an MS from Northeastern University.

PL MONEY MARKET FUND
Brendan L. Collins, CFA (Since inception/2001)	Assistant vice president and portfolio manager of PAM since 2007 and of Pacific Life since 1998. He joined Pacific Life in 1996 and has over 11 years of investment experience. Mr. Collins is responsible for managing short-term investments, long-term general account assets of Pacific Life and making structured credit investments. Prior to joining Pacific Life, he spent 5 years with Pacific Investment Management Company LLC in their mortgage and operations area. He has a BA from California State University, Fullerton.

Brian M. Robertson, CFA (Since 2008)	Portfolio Manager of PAM since 2007 and joined Pacific Life in 2000. Mr Robertson has the responsibility of co-managing the fund since 2008 and provides research and analysis of investments in the forest product, metals and mining, industrials, and homebuilding sectors. Prior to joining PAM, he was a former member of Pacific Life’s credit research team and was responsible for fixed income analysis and leveraged loan credit analysis. He has a BA from University of Michigan.
Fred Alger Management, Inc. (Alger)
111 Fifth Avenue, New York, New York 10003
Founded in 1964, Alger is a leading asset management firm offering investment advisory services to separately managed, sub-advised and wrap accounts. Fred Alger & Company, Incorporated offers mutual funds as well as institutional funds for defined benefit and defined contribution plans. For over four decades, Alger has continued its tradition of independent research and style purity. As of March 31, 2008, Alger’s total assets under management were approximately $13 billion.

PL SMALL-CAP GROWTH FUND
Jill Greenwald, CFA (Since 2007)	Senior vice president and portfolio manager since 2001. Ms. Greenwald has over 22 years of investment experience. She has a BA from Yale University and an MBA from New York University.

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AllianceBernstein L.P. (AllianceBernstein)
1345 Avenue of the Americas, New York, New York 10105
AllianceBernstein is a leading global investment management firm providing investment management services for many of the largest U.S. public and private employee benefit plans, public employee retirement funds, investment companies, and foundations, endowments, high net worth individuals, banks and insurance companies. AllianceBernstein is a subsidiary of AXA Financial, Inc., which is a wholly owned subsidiary of AXA, one of the largest global financial services organizations. As of March 31, 2008, AllianceBernstein’s total assets under management were approximately $735 billion.

PL INTERNATIONAL VALUE FUND
Sharon E. Fay, CFA (Since 2006)	Executive vice president of AllianceBernstein and chief investment officer of AllianceBernstein’s global value equities since 2003. Ms. Fay is responsible for all portfolio management and research activities relating to international cross-border and non-U.S. value investment portfolios of the firm since 2003. She has a BA from Brown University and an MBA from Harvard University.

Kevin F. Simms (Since 2006)	Co-chief investment officer of international value equities of AllianceBernstein since 2003. Mr. Simms is also director of research for AllianceBernstein’s international value and global value equities since 2000. He has a BA and a BS from Georgetown University and an MBA from Harvard Business School.

Henry S. D’Auria, CFA (Since 2006)	Co-chief investment officer of international value equities of AllianceBernstein since 2003. Mr. D’Auria is also chief investment officer for AllianceBernstein’s emerging markets’ value equities since 2002. He has a BA from Trinity College.
ClearBridge Advisors, LLC (ClearBridge)
620 Eighth Avenue, New York, New York 10018
ClearBridge, a wholly-owned subsidiary of Legg Mason, provides investment advisory services to institutional investors and individuals. As of March 31, 2008, ClearBridge’s total assets under management were approximately $86 billion.

PL LARGE-CAP VALUE FUND
Robert Feitler (Since 2004)	Managing director of ClearBridge since 2005 and director of ClearBridge since 2003. Mr. Feitler has over 15 years of investment experience. He has a BA from Haverford College and an MBA from University of Wisconsin.

Dmitry Khaykin (Since 2007)	Managing director since 2008 and portfolio manager of ClearBridge since 2007. Mr. Khaykin was a director from 2005 to 2008 and a sector research analyst for ClearBridge from 2003 to 2007. He has over 12 years of investment experience in the management and analysis of U.S. equities. Mr. Khaykin has a BA from New York University and an MBA from The Wharton School at The University of Pennsylvania.
Goldman Sachs Asset Management, L.P. (Goldman Sachs)
32 Old Slip, New York, New York 10005
Goldman Sachs is a registered investment adviser and is an affiliate of Goldman, Sachs & Co. Goldman Sachs offers investment solutions to institutions and individuals worldwide. As of March 31, 2008, Goldman Sachs’ total assets under management and/or distribution (including seed capital, excluding assets under supervision) were approximately $780 billion.

PL SHORT DURATION BOND FUND
Jonathan A. Beinner (Since inception/2003)	Managing director, chief investment officer and portfolio manager of Goldman Sachs since 1992. Mr. Beinner has over 20 years of investment experience. He has two BS degrees from The University of Pennsylvania.
James B. Clark (Since inception/2003)	Managing director and portfolio manager of Goldman Sachs since 1994. Mr. Clark has over 16 years of investment experience. He has a BA from Kenyon College and an MBA from University of Chicago.

Thomas J. Kenny, CFA (Since 2007)	Managing director, co-head of U.S. and global fixed income teams since 2002 and senior portfolio manager of Goldman Sachs since 1999. Mr. Kenny has over 22 years of investment experience. He has an MS from Golden Gate University and a BA from University of California, Santa Barbara.

James McCarthy (Since inception/2003)	Managing director and portfolio manager of Goldman Sachs since 1995. Mr. McCarthy has over 22 years of industry experience. He has a BA from Rutgers University.

Christopher Sullivan (Since inception/2003)	Managing director and portfolio manager of Goldman Sachs since 2001. Mr. Sullivan has over 20 years of investment experience. He has a BA from University of Chicago and an MA from University of California at Los Angeles.

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ABOUT THE PORTFOLIO MANAGERS

Highland Capital Management, L.P. (Highland Capital)
13455 Noel Road, Suite 800, Dallas, Texas 75240
Organized in 1993, Highland Capital is controlled by James Dondero and Mark Okada by virtue of their respective share ownership and its general partner, Strand Advisors, Inc., of which Mr. Dondero is the sole shareholder. Highland Capital manages leveraged loans, high yield bonds, structured products, equities, and other assets for banks, insurance companies, pension plans, foundations and individuals. As of March 31, 2008, Highland Capital’s total assets under management were approximately $38 billion.

PL FLOATING RATE LOAN FUND
Mark Okada, CFA (Since inception/2008)	Chief investment officer and co-founder of Highland Capital since 1993. Mr. Okada is responsible for overseeing Highland Capital’s investment activites for its various funds. He has over 20 years of investment experience in the leveraged finance market. He has a BA from University of California at Los Angeles.

R. Joseph Dougherty, CFA, CPA (Since inception/2008)	Senior vice president and portfolio manager of Highland Capital since 2002. Mr. Dougherty also serves as director of Highland Capital’s NYSE-listed funds and 1940 Act registered funds. He has over 10 years of investment experience and has been a portfolio manager for over 6 years. He has a BS from Villanova University and an MBA from Southern Methodist University.

Brad Borud (Since inception/2008)	Partner, senior trader and chief investment officer of Highland Capital. Mr. Borud joined Highland Capital in 1996 as a portfolio analyst and has been a portfolio manager since 1998. He has over 14 years of investment experience and has a BS from Indiana University.

Janus Capital Management LLC (Janus)
151 Detroit Street, Denver, Colorado 80206
Janus (together with its predecessors) has served as an investment adviser since 1969 and currently serves as investment adviser, or sub-adviser, to separately managed accounts, mutual funds, as well as commingled pools or private funds, and wrap fee accounts. Janus is a direct subsidiary of Janus Capital Group, Inc. (“JCGI”), a publicly traded company with principal operations in financial asset management businesses. JCGI owns approximately 95% of Janus, with the remaining 5% held by Janus Management Holdings Corporation. As of March 31, 2008, JCGI’s total assets under management were approximately $187 billion.

PL GROWTH LT FUND
Jonathan D. Coleman, CFA (Since 2007)	Co-chief investment officer and executive vice president of Janus and co-portfolio manager of the Janus retail equivalent since 2007. Mr. Coleman has been portfolio manager for other Janus advised mutual funds since 1997. Mr. Coleman has over 14 years of investment experience and a BA from Williams College.
Mr. Coleman, as lead portfolio manager, has the authority to exercise final decision-making on the overall fund.

Daniel Riff (Since 2007)	Co-portfolio manager of the Janus retail equivalent since 2007 and manages other Janus advised mutual funds. Mr. Riff joined Janus in 2003 as an equity research analyst. He has over 3 years of investment experience. He has a BA from Williams College and an MBA from Wharton School at The University of Pennsylvania.
Lazard Asset Management LLC (Lazard)
30 Rockefeller Plaza, New York, New York 10112
Lazard Asset Management LLC (Lazard), is a Delaware limited liability company. It is a subsidiary of Lazard Frères & Co. LLC (LF & Co.), a New York limited liability company with one member, Lazard Group LLC, a Delaware limited liability company. Interests of Lazard Group LLC are held by Lazard Ltd, which is a Bermuda corporation with shares that are publicly traded on the New York Stock Exchange under the symbol “LAZ”. These interests are held by public stockholders as well as by current and former managing directors of Lazard Group LLC. Lazard and its affiliates provide investment management services to client discretionary accounts. As of March 31, 2008, Lazard’s, including its affiliates, total assets under management were approximately $119 billion. Lazard’s team of 139 portfolio managers and analysts drive its bottom-up approach to understanding individual companies within the global marketplace.

LF & Co. originated as a partnership in 1848 and became one of the first global investment banks. Today, LF & Co., directly or through affiliates, provides financial advisory services to both institutional and private clients regarding investment banking, corporate finance, alternative investments and real estate finance. LF & Co. established Lazard as its investment management division and was registered with the Securities and Exchange Commission as an investment advisor on May 1, 1970. Lazard, an indirect subsidiary of Lazard Ltd., is known for its global perspective on investing and years of experience in both U.S. and non-U.S. portfolios. The firm offers investors an array of equity, fixed income, and alternative investment products.

PL MID-CAP EQUITY FUND
Andrew D. Lacey (Since inception/2004)	Deputy chairman and portfolio manager of Lazard since 1996. Mr. Lacey has over 12 years of investment experience. As deputy chairman, he is ultimately responsible for overseeing this fund. He has a BA from Wesleyan University and an MBA from Columbia University.

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Lazard (Continued)
Christopher H. Blake (Since inception/2004)	Managing director and portfolio manager of Lazard since 2002. Mr. Blake has over 10 years of investment experience. He joined Lazard in 1995 and has a BSBA from University of Denver.

Gary Buesser, CFA (Since inception/2004)	Director since 2007, portfolio manager since 2000 and senior vice president from 2002 to 2006 of Lazard. Mr. Buesser has over 24 years of investment experience. He has a BS from St. Peter’s College and an MBA from William and Mary College.

Robert A. Failla, CFA (Since 2005)	Director and portfolio manager/analyst of Lazard’s U.S. mid-cap equity, strategic equity, strategic equity concentrated and global equity portfolio teams since 2003. Mr. Failla has over 15 years of investment experience. He has a BA from Harvard University and an MBA from New York University’s Stern School of Business.
Loomis, Sayles & Company, L.P. (Loomis Sayles)
One Financial Center, Boston, Massachusetts 02111
Loomis Sayles is a subsidiary of Natixis Global Asset Management, L.P. (Natixis). Loomis Sayles was founded in 1926 and is one of America’s oldest investment advisory firms. Loomis Sayles is well known for its professional research staff, which is one of the largest in the industry. As of March 31, 2008, Loomis Sayles’ total assets under management were approximately $130 billion.

PL LARGE-CAP GROWTH FUND
Mark B. Baribeau, CFA (Since 2006)	Vice president of Loomis Sayles and co-manager of Loomis Sayles since 1990. Mr. Baribeau has 22 years of investment experience. He has an MA from University of Maryland and a BA from University of Vermont.

Pamela N. Czekanski, CFA (Since 2006)	Vice president of Loomis Sayles and co-manager of Loomis Sayles since 1995. Ms. Czekanski has 24 years of investment experience. She has a BA from Middlebury College.

Richard D. Skaggs, CFA (Since 2006)	Vice president of Loomis Sayles and co-manager of Loomis Sayles since 1994. Mr. Skaggs has 22 years of investment experience. He has a BS and an MSM from Oakland University.
MFS Investment Management (MFS)
500 Boylston Street, Boston, Massachusetts 02116
Massachusetts Financial Services Company, doing business as MFS Investment Management, and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority owned subsidiary of Sun Life Financial Inc. (a diversified financial services company). As of March 31, 2008, MFS’ total assets under management were approximately $184 billion.

PL INTERNATIONAL LARGE-CAP FUND
David R. Mannheim (Since 2003)	Investment officer and portfolio manager of MFS, since 1992. Mr. Mannheim has over 24 years of investment experience. He has a BA from Amherst College and an MSM from the Massachusetts Institute of Technology.

Marcus L. Smith (Since 2003)	Investment officer and portfolio manager of MFS since 2001. Mr. Smith has over 12 years of investment experience, a BS from Mount Union College and an MBA from The University of Pennsylvania.

NFJ Investment Group L.P. (NFJ)
2100 Ross Avenue, Suite 700, Dallas, Texas 75201
NFJ provides advisory services to mutual funds and institutional accounts. NFJ Investment Group, Inc., the predecessor to NFJ, commenced operations in 1989. NFJ is an indirect subsidiary of Allianz Global Investors of America LP (AGI LP). Allianz SE is the indirect majority owner of AGI LP. Allianz SE is a European-based, multinational insurance and financial services holding company. As of March 31, 2008, NFJ’s total assets under management were approximately $35 billion.

PL SMALL-CAP VALUE FUND
Benno J. Fischer, CFA (Since 2007)	Managing director of NFJ since 1989 and founding partner of NFJ. Mr. Fischer has over 41 years experience in portfolio management, investment analysis and research. He has a BA and a JD from Oklahoma University and an MBA from New York University.

Paul A. Magnuson (Since 2007)	Managing director of NFJ since 2003 and portfolio manager of NFJ since 1992. Mr. Magnuson was promoted to principal in 1997. He has over 22 years experience in equity analysis and portfolio management. He has a BBA from University of Nebraska.

R. Burns McKinney, CFA (Since 2007)	Portfolio manager of NFJ since 2006 and was senior investment analyst until he was promoted to his current position. Mr. McKinney has over 11 years of experience in portfolio management, equity research and financial analysis. Before joining NFJ in 2006, he was employed as an equity analyst for Evergreen Investments covering the energy sector for more than 5 years. He has a BA from Dartmouth College and an MBA from Wharton School at The University of Pennsylvania.

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ABOUT THE PORTFOLIO MANAGERS

OppenheimerFunds, Inc. (Oppenheimer)
Two World Financial Center, 225 Liberty Street, New York, New York 10281
Oppenheimer is one of the largest mutual fund companies in the U.S. and has been serving the investment needs of financial advisors and their clients since 1960 with more than 60 mutual funds and more than 6 million shareholder accounts. Oppenheimer is wholly owned by Oppenheimer Acquisition Corporation, a holding company controlled by Massachusetts Mutual Life Insurance Company. As of March 31, 2008, Oppenheimer’s total assets under management were approximately $240 billion.

PL MAIN STREET CORE FUND
Marc R. Reinganum (Since inception/2005)	Vice president of Oppenheimer since 2002 and a member of the portfolio management team since 2003. Mr. Reinganum is also director of quantitative research and portfolio strategist for equities at Oppenheimer. He has over 5 years of investment experience.

Mark Zavanelli, CFA (Since 2008)	Vice president of Oppenheimer since 2000 and portfolio manager of Oppenheimer since 1999. Mr. Zavanelli has over 15 years of investment experience.

Wentong Alex Zhou, CFA (Since 2008)	Assistant vice president of Oppenheimer since 2001 and portfolio manager of Oppenheimer since 2007. Mr. Zhou has been a senior quantitative analyst of Oppenheimer since 1999, assisting in the management and maintenance of the quantitative models for the Main Street Funds. He has over 8 years of investment experience.

PL EMERGING MARKETS FUND
Justin Leverenz, CFA (Since 2007)	Vice president, portfolio manger and senior analyst of Oppenheimer’s global fund and international equity team since 2004. Prior to joining Oppenheimer, Mr. Leverenz was head of research for Goldman Sachs in Taiwan and head of Asian technology research pan-Asia from 2002-2004. He has over 15 years of investment management and research experience. He has an MA and a BA from University of California, San Diego.
Pacific Investment Management Company LLC (PIMCO)
840 Newport Center Drive, Newport Beach, California 92660
Founded in 1971, PIMCO has more than 700 clients, including some of the largest employee benefit plans, endowments and foundations in America. PIMCO specializes in the management of fixed income portfolios. It has a long-term investment philosophy, and uses a variety of techniques, including software programs it has developed, to help increase portfolio performance while controlling volatility. As of March 31, 2008, PIMCO’s total assets under management were approximately $812 billion.

William H. Gross, a founding partner of PIMCO in 1971, heads PIMCO’s investment committee which is responsible for the development of major investment themes and which sets targets for various portfolio characteristics in accounts managed by PIMCO. In his role as chief investment officer, he oversees the entire portfolio management team and has ultimate responsibility of all of PIMCO’s fixed-income portfolios.

PL MANAGED BOND FUND
William H. Gross (Since 2008)	Chief investment officer of PIMCO since 2002 and managing director of PIMCO since 1982. Mr. Gross has over 39 years of investment experience, 37 of which were acquired at PIMCO. He has a BA from Duke University and an MBA from UCLA Graduate School of Business.

Mr. Gross assumed direct responsibility of the portfolio in May 2008 and has been generalist portfolio manager of PIMCO’s Total Return Bond Fund since 1987.

PL INFLATION MANAGED FUND
Mihir P. Worah (Since 2008)	Executive vice president and portfolio manager of PIMCO since 2003. Mr. Worah has over 8 years of investment experience. He has a BS from Lafayette College and a Ph.D. from University of Chicago.

72

Van Kampen
522 Fifth Avenue, New York, NY 10036
Morgan Stanley Investment Management Inc., doing business in certain instances (including in its role as sub-adviser to Pacific Life Funds) under the name Van Kampen, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the U.S. and abroad. Morgan Stanley, the parent of Morgan Stanley Investment Management Inc., is a global financial services firm that engages in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing, and financial advisory services. Van Kampen’s portfolio managers are supported by a network of experienced research professionals based in New York, London, Singapore and Tokyo. As of March 31, 2008, Van Kampen’s, including its affiliated asset management companies, total assets under management were approximately $568 billion.

PL COMSTOCK FUND	This fund is managed by Van Kampen’s Multi-Cap Value Team.
B. Robert Baker, Jr. (Since 2003)	Managing director and portfolio manager of Van Kampen since 1994. Mr. Baker has over 28 years of investment experience. He has a BA from Westminster College and an MBA from University of North Texas.

As the lead portfolio manager, Mr. Baker has ultimate responsibility for the strategy and is the final arbiter on decisions.

Kevin C. Holt (Since 2003)	Managing director and portfolio manager of Van Kampen since 1999. Mr. Holt has over 18 years of investment experience. He has a BA from the University of Iowa and an MBA from University of Chicago.

Jason S. Leder (Since 2003)	Managing director and portfolio manager of Van Kampen since 2000. Mr. Leder joined Van Kampen in 1995 and has over 18 years of investment experience. He has a BA from The University of Texas at Austin and an MBA from Columbia University.

Devin Armstrong, CFA (Since 2007)	Vice president and portfolio manager of Van Kampen since 2003. Mr. Armstrong has over 9 years of investment experience. He has a BS from the University of Illinois and an MBA from Columbia University.

James Warwick, CFA (Since 2007)	Executive director and portfolio manager of Van Kampen since 2002. Mr. Warwick has over 15 years of investment industry experience. He has a BBA from Stephen F. Austin State University and an MBA from University of Houston.

PL MID-CAP GROWTH FUND	This fund is managed by Van Kampen’s U.S. Growth Team.
Dennis P. Lynch (Since 2003)	Managing director and portfolio manager of Van Kampen since 1998. Mr. Lynch has over 13 years of investment experience. He has a BA from Hamilton College and an MBA from Columbia University.

David S. Cohen (Since 2003)	Managing director and portfolio manager of Van Kampen since 1993. Mr. Cohen has over 21 years of investment experience. He has a BS from Pace University.

Sam Chainani (Since 2004)	Managing director and portfolio manager of Van Kampen since 2004. Mr. Chainani has been a strategy specialist at Van Kampen from 1996 to 2003. He has over 12 years of investment experience. He has a BS from Binghamton University.

Alexander Norton (Since 2005)	Executive director and portfolio manager of Van Kampen since 2005. Mr. Norton has been a strategy specialist at Van Kampen since 2000. He has over 13 years of investment experience. He has a BS from The University of Pennsylvania and an MBA from Columbia University.

Jason Yeung, CFA (Since 2008)	Executive director and portfolio manager of Van Kampen since 2007 and research analyst and member of the U.S. Research Group from 2002 to 2004. Mr. Yeung has over 11 years of investment experience. He has a BA from Johns Hopkins University and a MA from University of Cambridge.

PL REAL ESTATE FUND	This fund is managed by Van Kampen’s Real Estate Team.
Theodore R. Bigman (Since inception/2004)	Managing director and lead portfolio manager of Van Kampen’s real estate portfolio since 1999. Mr. Bigman has over 20 years of investment experience. He has a BA from Brandeis University and an MBA from Harvard Business School.

The Real Estate Team determines the investment strategy, establishes asset-allocation frameworks, and directs the implementation of investment strategy. Each member of the team is responsible for a specific component of the investment process, including coverage of certain real estate sectors.

73

FINANCIAL HIGHLIGHTS
The financial highlights table is designed to help you understand how the funds have performed for the past five years (or since inception, if shorter). Certain information reflects financial results for a single fund share. Total investment return indicates how much an investment in the fund would have earned, assuming all dividends and distributions had been reinvested. Because the PL Floating Rate Loan Fund commenced operations June 30, 2008, financial highlights are not available for this fund.
The information in the financial highlights table for the periods presented is included and can be read in conjunction with Pacific Life Funds’ financial statements and related notes, which have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report along with the Pacific Life Funds’ financial statements and related notes, are included in the Pacific Life Funds’ annual report dated as of March 31, 2008. To find out how you can obtain a copy of the annual report, please refer to the Where to Go for More Information section on the back cover of this prospectus.

74

PACIFIC LIFE FUNDS
FINANCIAL HIGHLIGHTS
Selected per share, ratios and supplemental data for each year or period ended were as follows:

			Investment Activities				Distributions				Ratios/Supplemental Data

														Ratios of
														Expenses
		Net Asset											Ratios of Expenses	Before
		Value,	Net							Net Asset		Net Assets, End	After Expense	Expense	Ratios of Net
		Beginning	Investment		Net Realized and	Total from	Distributions from	Distributions		Value, End		of Year or	Reductions to	Reductions to	Investment Income	Portfolio
For the Year or Period		of Year or	Income		Unrealized Gain	Investment	Net Investment	from Capital	Total	of Year or	Total	Period	Average Net	Average Net	(Loss) to Average	Turnover
Ended		Period	(Loss)		(Loss)	Operations	Income	Gains	Distributions	Period	Returns (1)	(in thousands)	Assets (2), (3)	Assets (3)	Net Assets (3)	Rates

PL Portfolio Optimization Conservative
Class A:	4/1/2007-3/31/2008 (4)	$10.51	$0.34		$0.19	$0.53	($0.35)	($0.14)	($0.49)	$10.55	5.15%	$24,003	0.00%	0.94%	3.20%	43.30%
	4/1/2006-3/31/2007 (4)	10.34	0.29		0.33	0.62	(0.28)	(0.17)	(0.45)	10.51	6.12%	11,730	0.02%	1.37%	2.77%	35.84%
	4/1/2005-3/31/2006 (4)	10.18	0.22		0.20	0.42	(0.23)	(0.03)	(0.26)	10.34	4.12%	9,887	0.03%	1.57%	2.17%	66.26%
	4/1/2004-3/31/2005 (4)	10.15	0.13		0.05	0.18	(0.13)	(0.02)	(0.15)	10.18	1.74%	8,262	0.00%	2.35%	1.29%	20.21%
	12/31/2003-3/31/2004 (4)	10.00	0.02		0.13	0.15	—	—	—	10.15	1.50%	1,957	0.00%	4.50%	0.61%	9.38%

Class B:	4/1/2007-3/31/2008 (4)	$10.46	$0.26		$0.19	$0.45	($0.28)	($0.14)	($0.42)	$10.49	4.42%	$4,895	0.75%	1.69%	2.45%	43.30%
	4/1/2006-3/31/2007 (4)	10.30	0.23		0.33	0.56	(0.23)	(0.17)	(0.40)	10.46	5.52%	2,822	0.58%	1.93%	2.20%	35.84%
	4/1/2005-3/31/2006 (4)	10.14	0.17		0.20	0.37	(0.18)	(0.03)	(0.21)	10.30	3.56%	1,923	0.53%	2.07%	1.67%	66.26%
	4/1/2004-3/31/2005 (4)	10.14	0.08		0.04	0.12	(0.10)	(0.02)	(0.12)	10.14	1.25%	1,450	0.50%	2.85%	0.79%	20.21%
	12/31/2003-3/31/2004 (4)	10.00	—	(5)	0.14	0.14	—	—	—	10.14	1.40%	449	0.50%	5.00%	0.11%	9.38%

Class C:	4/1/2007-3/31/2008 (4)	$10.45	$0.26		$0.20	$0.46	($0.28)	($0.14)	($0.42)	$10.49	4.48%	$25,841	0.75%	1.69%	2.45%	43.30%
	4/1/2006-3/31/2007 (4)	10.29	0.23		0.33	0.56	(0.23)	(0.17)	(0.40)	10.45	5.55%	16,322	0.58%	1.93%	2.20%	35.84%
	4/1/2005-3/31/2006 (4)	10.13	0.17		0.20	0.37	(0.18)	(0.03)	(0.21)	10.29	3.65%	11,342	0.53%	2.07%	1.67%	66.26%
	4/1/2004-3/31/2005 (4)	10.13	0.08		0.04	0.12	(0.10)	(0.02)	(0.12)	10.13	1.18%	8,908	0.50%	2.85%	0.79%	20.21%
	12/31/2003-3/31/2004 (4)	10.00	—	(5)	0.13	0.13	—	—	—	10.13	1.30%	3,739	0.50%	5.00%	0.11%	9.38%

Class R:	4/1/2007-3/31/2008 (4)	$10.50	$0.31		$0.19	$0.50	($0.33)	($0.14)	($0.47)	$10.53	4.90%	$1,629	0.25%	1.19%	2.95%	43.30%
	4/1/2006-3/31/2007 (4)	10.33	0.28		0.34	0.62	(0.28)	(0.17)	(0.45)	10.50	6.13%	216	0.10%	1.43%	2.68%	35.84%
	9/30/2005-3/31/2006 (4)	10.35	0.11		0.09	0.20	(0.21)	(0.01)	(0.22)	10.33	1.90%	10	0.03%	1.57%	2.17%	66.26%

PL Portfolio Optimization Moderate- Conservative
Class A:	4/1/2007-3/31/2008 (4)	$11.21	$0.28		($0.01)	$0.27	($0.34)	($0.18)	($0.52)	$10.96	2.31%	$50,389	0.00%	0.82%	2.50%	10.38%
	4/1/2006-3/31/2007 (4)	10.87	0.23		0.61	0.84	(0.25)	(0.25)	(0.50)	11.21	7.93%	36,345	0.01%	1.18%	2.13%	18.25%
	4/1/2005-3/31/2006 (4)	10.33	0.18		0.57	0.75	(0.19)	(0.02)	(0.21)	10.87	7.23%	28,292	0.02%	1.32%	1.72%	37.91%
	4/1/2004-3/31/2005 (4)	10.14	0.11		0.22	0.33	(0.12)	(0.02)	(0.14)	10.33	3.28%	19,664	0.00%	1.74%	1.05%	7.82%
	12/31/2003-3/31/2004 (4)	10.00	0.01		0.13	0.14	—	—	—	10.14	1.40%	5,197	0.00%	2.86%	0.46%	2.81%

Class B:	4/1/2007-3/31/2008 (4)	$11.15	$0.20		($0.02)	$0.18	($0.26)	($0.18)	($0.44)	$10.89	1.53%	$15,092	0.75%	1.57%	1.75%	10.38%
	4/1/2006-3/31/2007 (4)	10.82	0.17		0.61	0.78	(0.20)	(0.25)	(0.45)	11.15	7.39%	12,098	0.58%	1.75%	1.56%	18.25%
	4/1/2005-3/31/2006 (4)	10.29	0.13		0.56	0.69	(0.14)	(0.02)	(0.16)	10.82	6.70%	9,058	0.52%	1.82%	1.22%	37.91%
	4/1/2004-3/31/2005 (4)	10.13	0.06		0.21	0.27	(0.09)	(0.02)	(0.11)	10.29	2.69%	6,699	0.50%	2.24%	0.55%	7.82%
	12/31/2003-3/31/2004 (4)	10.00	(—	) (5)	0.13	0.13	—	—	—	10.13	1.30%	3,013	0.50%	3.36%	(0.04% )	2.81%

Class C:	4/1/2007-3/31/2008 (4)	$11.16	$0.20		($0.02)	$0.18	($0.27)	($0.18)	($0.45)	$10.89	1.51%	$48,205	0.75%	1.57%	1.75%	10.38%
	4/1/2006-3/31/2007 (4)	10.83	0.17		0.61	0.78	(0.20)	(0.25)	(0.45)	11.16	7.38%	30,464	0.58%	1.75%	1.56%	18.25%
	4/1/2005-3/31/2006 (4)	10.29	0.13		0.57	0.70	(0.14)	(0.02)	(0.16)	10.83	6.80%	23,860	0.52%	1.82%	1.22%	37.91%
	4/1/2004-3/31/2005 (4)	10.13	0.06		0.21	0.27	(0.09)	(0.02)	(0.11)	10.29	2.70%	15,375	0.50%	2.24%	0.55%	7.82%
	12/31/2003-3/31/2004 (4)	10.00	(—	) (5)	0.13	0.13	—	—	—	10.13	1.30%	5,354	0.50%	3.36%	(0.04% )	2.81%

Class R:	4/1/2007-3/31/2008 (4)	$11.20	$0.25		($0.01)	$0.24	($0.32)	($0.18)	($0.50)	$10.94	2.03%	$3,031	0.25%	1.07%	2.25%	10.38%
	4/1/2006-3/31/2007 (4)	10.87	0.22		0.61	0.83	(0.25)	(0.25)	(0.50)	11.20	7.84%	1,373	0.10%	1.25%	2.04%	18.25%
	9/30/2005-3/31/2006 (4)	10.67	0.09		0.29	0.38	(0.17)	(0.01)	(0.18)	10.87	3.63%	290	0.02%	1.32%	1.72%	37.91%

See explanation of references on 85

75

FINANCIAL HIGHLIGHTS

PACIFIC LIFE FUNDS
FINANCIAL HIGHLIGHTS (Continued)
Selected per share, ratios and supplemental data for each year or period ended were as follows:

			Investment Activities				Distributions				Ratios/Supplemental Data

															Ratios of
															Expenses
		Net Asset												Ratios of Expenses	Before
		Value,	Net							Net Asset			Net Assets, End	After Expense	Expense	Ratios of Net
		Beginning	Investment		Net Realized and	Total from	Distributions from	Distributions		Value, End			of Year or	Reductions to	Reductions to	Investment Income		Portfolio
For the Year or Period		of Year or	Income		Unrealized Gain	Investment	Net Investment	from Capital	Total	of Year or	Total		Period	Average Net	Average Net	(Loss) to Average		Turnover
Ended		Period	(Loss)		(Loss)	Operations	Income	Gains	Distributions	Period	Returns (1)		(in thousands)	Assets (2), (3)	Assets (3)	Net Assets (3)		Rates

PL Portfolio Optimization Moderate
Class A:	4/1/2007-3/31/2008 (4)	$12.08	$0.23		($0.17)	$0.06	($0.35)	($0.28)	($0.63)	$11.51	0.28%		$192,707	0.00%	0.78%	1.90%		5.01%
	4/1/2006-3/31/2007 (4)	11.56	0.18		0.88	1.06	(0.22)	(0.32)	(0.54)	12.08	9.41%		149,905	0.00%	1.06%	1.51%		8.24%
	4/1/2005-3/31/2006 (4)	10.54	0.15		1.06	1.21	(0.16)	(0.03)	(0.19)	11.56	11.58%		95,079	0.00%	1.20%	1.33%		26.54%
	4/1/2004-3/31/2005 (4)	10.14	0.08		0.43	0.51	(0.09)	(0.02)	(0.11)	10.54	5.09%		53,783	0.00%	1.41%	0.82%		5.78%
	12/31/2003-3/31/2004 (4)	10.00	0.01		0.13	0.14	—	—	—	10.14	1.40%		12,743	0.00%	2.31%	0.36%		0.86%

Class B:	4/1/2007-3/31/2008 (4)	$12.02	$0.14		($0.17)	($0.03)	($0.27)	($0.28)	($0.55)	$11.44	(0.48%	)	$56,387	0.75%	1.53%	1.15%		5.01%
	4/1/2006-3/31/2007 (4)	11.51	0.11		0.89	1.00	(0.17)	(0.32)	(0.49)	12.02	8.88%		43,774	0.57%	1.63%	0.94%		8.24%
	4/1/2005-3/31/2006 (4)	10.50	0.09		1.07	1.16	(0.12)	(0.03)	(0.15)	11.51	11.10%		31,687	0.50%	1.70%	0.83%		26.54%
	4/1/2004-3/31/2005 (4)	10.13	0.03		0.43	0.46	(0.07)	(0.02)	(0.09)	10.50	4.55%		19,414	0.50%	1.91%	0.32%		5.78%
	12/31/2003-3/31/2004 (4)	10.00	(—	) (5)	0.13	0.13	—	—	—	10.13	1.30%		5,594	0.50%	2.81%	(0.14%	)	0.86%

Class C:	4/1/2007-3/31/2008 (4)	$12.00	$0.14		($0.17)	($0.03)	($0.27)	($0.28)	($0.55)	$11.42	(0.46%	)	$180,421	0.75%	1.53%	1.15%		5.01%
	4/1/2006-3/31/2007 (4)	11.50	0.11		0.88	0.99	(0.17)	(0.32)	(0.49)	12.00	8.82%		134,695	0.57%	1.63%	0.94%		8.24%
	4/1/2005-3/31/2006 (4)	10.49	0.09		1.07	1.16	(0.12)	(0.03)	(0.15)	11.50	11.12%		88,774	0.50%	1.70%	0.83%		26.54%
	4/1/2004-3/31/2005 (4)	10.12	0.03		0.43	0.46	(0.07)	(0.02)	(0.09)	10.49	4.53%		52,510	0.50%	1.91%	0.32%		5.78%
	12/31/2003-3/31/2004 (4)	10.00	(—	) (5)	0.12	0.12	—	—	—	10.12	1.20%		16,870	0.50%	2.81%	(0.14%	)	0.86%

Class R:	4/1/2007-3/31/2008 (4)	$12.06	$0.20		($0.17)	$0.03	($0.33)	($0.28)	($0.61)	$11.48	0.05%		$7,754	0.25%	1.03%	1.65%		5.01%
	4/1/2006-3/31/2007 (4)	11.56	0.16		0.88	1.04	(0.22)	(0.32)	(0.54)	12.06	9.24%		2,332	0.11%	1.13%	1.40%		8.24%
	9/30/2005-3/31/2006 (4)	11.05	0.07		0.60	0.67	(0.15)	(0.01)	(0.16)	11.56	6.16%		13	0.00%	1.20%	1.33%		26.54%

PL Portfolio Optimization Moderate- Aggressive
Class A:	4/1/2007-3/31/2008 (4)	$12.74	$0.17		($0.41)	($0.24)	($0.33)	($0.38)	($0.71)	$11.79	(2.25%	)	$203,091	0.00%	0.78%	1.30%		5.05%
	4/1/2006-3/31/2007 (4)	12.02	0.12		1.12	1.24	(0.20)	(0.32)	(0.52)	12.74	10.57%		158,754	0.00%	1.05%	1.02%		6.96%
	4/1/2005-3/31/2006 (4)	10.66	0.10		1.44	1.54	(0.13)	(0.05)	(0.18)	12.02	14.59%		93,498	0.00%	1.19%	0.86%		27.98%
	4/1/2004-3/31/2005 (4)	10.11	0.05		0.58	0.63	(0.06)	(0.02)	(0.08)	10.66	6.26%		43,986	0.00%	1.43%	0.52%		10.16%
	12/31/2003-3/31/2004 (4)	10.00	0.01		0.10	0.11	—	—	—	10.11	1.10%		13,362	0.00%	2.47%	0.22%		0.68%

Class B:	4/1/2007-3/31/2008 (4)	$12.67	$0.07		($0.41)	($0.34)	($0.26)	($0.38)	($0.64)	$11.69	(3.04%	)	$68,162	0.75%	1.53%	0.55%		5.05%
	4/1/2006-3/31/2007 (4)	11.97	0.05		1.13	1.18	(0.16)	(0.32)	(0.48)	12.67	10.11%		56,938	0.57%	1.62%	0.44%		6.96%
	4/1/2005-3/31/2006 (4)	10.63	0.04		1.45	1.49	(0.10)	(0.05)	(0.15)	11.97	14.09%		35,154	0.50%	1.69%	0.36%		27.98%
	4/1/2004-3/31/2005 (4)	10.10	—	(5)	0.58	0.58	(0.03)	(0.02)	(0.05)	10.63	5.79%		18,954	0.50%	1.93%	0.02%		10.16%
	12/31/2003-3/31/2004 (4)	10.00	(0.01)		0.11	0.10	—	—	—	10.10	1.00%		6,962	0.50%	2.97%	(0.28%	)	0.68%

Class C:	4/1/2007-3/31/2008 (4)	$12.65	$0.07		($0.41)	($0.34)	($0.26)	($0.38)	($0.64)	$11.67	(3.03%	)	$184,634	0.75%	1.53%	0.55%		5.05%
	4/1/2006-3/31/2007 (4)	11.95	0.05		1.13	1.18	(0.16)	(0.32)	(0.48)	12.65	10.12%		143,281	0.57%	1.62%	0.44%		6.96%
	4/1/2005-3/31/2006 (4)	10.61	0.04		1.45	1.49	(0.10)	(0.05)	(0.15)	11.95	14.13%		90,306	0.50%	1.69%	0.36%		27.98%
	4/1/2004-3/31/2005 (4)	10.09	—	(5)	0.57	0.57	(0.03)	(0.02)	(0.05)	10.61	5.72%		48,159	0.50%	1.93%	0.02%		10.16%
	12/31/2003-3/31/2004 (4)	10.00	(0.01)		0.10	0.09	—	—	—	10.09	0.90%		12,719	0.50%	2.97%	(0.28%	)	0.68%

Class R:	4/1/2007-3/31/2008 (4)	$12.74	$0.13		($0.39)	($0.26)	($0.31)	($0.38)	($0.69)	$11.79	(2.39%	)	$3,147	0.25%	1.03%	1.05%		5.05%
	4/1/2006-3/31/2007 (4)	12.02	0.11		1.13	1.24	(0.20)	(0.32)	(0.52)	12.74	10.57%		971	0.10%	1.12%	0.92%		6.96%
	9/30/2005-3/31/2006 (4)	11.28	0.05		0.83	0.88	(0.13)	(0.01)	(0.14)	12.02	7.92%		11	0.00%	1.19%	0.86%		27.98%

See explanation of references on 85

76

PACIFIC LIFE FUNDS
FINANCIAL HIGHLIGHTS (Continued)
Selected per share, ratios and supplemental data for each year or period ended were as follows:

			Investment Activities				Distributions						Ratios/Supplemental Data

																Ratios of	Ratios of
																Expenses	Expenses
		Net Asset														After	Before
		Value,	Net				Distributions					Net Asset			Net Assets,	Expense	Expense	Ratios of Net
		Beginning	Investment		Net Realized and	Total from	from Net		Distributions			Value, End			End of Year	Reductions to	Reductions to	Investment Income		Portfolio
For the Year or		of Year or	Income		Unrealized Gain	Investment	Investment		from Capital	Total		of Year or	Total		or Period	Average Net	Average Net	(Loss) to Average		Turnover
Period Ended		Period	(Loss)		(Loss)	Operations	Income		Gains	Distributions		Period	Returns (1)		(in thousands)	Assets (2), (3)	Assets (3)	Net Assets (3)		Rates

PL Portfolio Optimization Aggressive
Class A:	4/1/2007-3/31/2008 (4)	$13.49	$0.08		($0.77)	($0.69)	($0.33)		($0.43)	($0.76)		$12.04	(5.70%	)	$96,230	0.00%	0.80%	0.62%		9.66%
	4/1/2006-3/31/2007 (4)	12.57	0.07		1.46	1.53	(0.19)		(0.42)	(0.61)		13.49	12.53%		75,546	0.00%	1.09%	0.54%		10.14%
	4/1/2005-3/31/2006 (4)	10.75	0.05		1.94	1.99	(0.11)		(0.06)	(0.17)		12.57	18.59%		39,397	0.00%	1.29%	0.42%		42.51%
	4/1/2004-3/31/2005 (4)	10.08	0.02		0.70	0.72	(0.02)		(0.03)	(0.05)		10.75	7.17%		18,244	0.00%	1.75%	0.23%		22.37%
	12/31/2003-3/31/2004 (4)	10.00	—	(5)	0.08	0.08	—		—	—		10.08	0.80%		8,187	0.00%	2.52%	0.09%		0.00%

Class B:	4/1/2007-3/31/2008 (4)	$13.41	($0.02)		($0.78)	($0.80)	($0.25)		($0.43)	($0.68)		$11.93	(6.46%	)	$30,059	0.75%	1.55%	(0.13%	)	9.66%
	4/1/2006-3/31/2007 (4)	12.52	(—	) (5)	1.46	1.46	(0.15)		(0.42)	(0.57)		13.41	12.00%		23,716	0.58%	1.67%	(0.04%	)	10.14%
	4/1/2005-3/31/2006 (4)	10.72	(0.01)		1.94	1.93	(0.07)		(0.06)	(0.13)		12.52	18.11%		12,889	0.50%	1.79%	(0.08%	)	42.51%
	4/1/2004-3/31/2005 (4)	10.07	(0.03)		0.71	0.68	—		(0.03)	(0.03)		10.72	6.75%		6,110	0.50%	2.25%	(0.27%	)	22.37%
	12/31/2003-3/31/2004 (4)	10.00	(0.01)		0.08	0.07	—		—	—		10.07	0.70%		2,409	0.50%	3.02%	(0.41%	)	0.00%

Class C:	4/1/2007-3/31/2008 (4)	$13.40	($0.02)		($0.77)	($0.79)	($0.26)		($0.43)	($0.69)		$11.92	(6.44%	)	$75,389	0.75%	1.55%	(0.13%	)	9.66%
	4/1/2006-3/31/2007 (4)	12.51	(—	) (5)	1.46	1.46	(0.15)		(0.42)	(0.57)		13.40	12.01%		55,389	0.58%	1.67%	(0.04%	)	10.14%
	4/1/2005-3/31/2006 (4)	10.72	(0.01)		1.93	1.92	(0.07)		(0.06)	(0.13)		12.51	18.00%		30,782	0.50%	1.79%	(0.08%	)	42.51%
	4/1/2004-3/31/2005 (4)	10.07	(0.03)		0.71	0.68	—		(0.03)	(0.03)		10.72	6.75%		17,510	0.50%	2.25%	(0.27%	)	22.37%
	12/31/2003-3/31/2004 (4)	10.00	(0.01)		0.08	0.07	—		—	—		10.07	0.70%		7,868	0.50%	3.02%	(0.41%	)	0.00%

Class R:	4/1/2007-3/31/2008 (4)	$13.49	$0.05		($0.77)	($0.72)	($0.31)		($0.43)	($0.74)		$12.03	(5.88%	)	$1,236	0.25%	1.05%	0.37%		9.66%
	4/1/2006-3/31/2007 (4)	12.57	0.05		1.48	1.53	(0.19)		(0.42)	(0.61)		13.49	12.53%		382	0.14%	1.17%	0.40%		10.14%
	9/30/2005-3/31/2006 (4)	11.50	0.02		1.17	1.19	(0.11)		(0.01)	(0.12)		12.57	10.44%		11	0.00%	1.29%	0.42%		42.51%

PL Money Market Fund (6)
Class A:	4/1/2007-3/31/2008	$1.00	$0.04		$—	$0.04	($0.04)		$—	($0.04)		$1.00	3.90%		$42,636	0.95%	1.28%	3.68%		N/A
	4/1/2006-3/31/2007	1.00	0.04		—	0.04	(0.04)		—	(0.04)		1.00	4.31%		21,098	1.02%	1.58%	4.20%		N/A
	4/1/2005-3/31/2006	1.00	0.03		—	0.03	(0.03)		—	(0.03)		1.00	2.76%		19,293	0.94%	1.79%	2.67%		N/A
	4/1/2004-3/31/2005	1.00	0.01		—	0.01	(0.01)		—	(0.01)		1.00	0.77%		22,341	0.95%	2.05%	0.83%		N/A
	4/1/2003-3/31/2004	1.00	—	(5)	—	— (5)	(—	) (5)	—	(—	) (5)	1.00	0.18%		14,627	0.95%	2.53%	0.14%		N/A

See explanation of references on 85

77

FINANCIAL HIGHLIGHTS

PACIFIC LIFE FUNDS
FINANCIAL HIGHLIGHTS (Continued)
Selected per share, ratios and supplemental data for each year or period ended were as follows:

			Investment Activities			Distributions				Ratios/Supplemental Data

													Ratios of	Ratios of
													Expenses	Expenses
		Net Asset											After	Before
		Value,	Net			Distributions			Net Asset			Net Assets,	Expense	Expense	Ratios of Net
		Beginning	Investment	Net Realized and	Total from	from Net	Distributions		Value, End			End of Year	Reductions to	Reductions to	Investment Income		Portfolio
For the Year or		of Year or	Income	Unrealized Gain	Investment	Investment	from Capital	Total	of Year or	Total		or Period	Average Net	Average Net	(Loss) to Average		Turnover
Period Ended		Period	(Loss)	(Loss)	Operations	Income	Gains	Distributions	Period	Returns (1)		(in thousands)	Assets (2), (3)	Assets (3)	Net Assets (3)		Rates

PL Small-Cap Growth Fund (7)
Class A:	4/1/2007-3/31/2008 (4)	$11.24	($0.12)	($0.62)	($0.74)	$—	($1.38)	($1.38)	$9.12	(8.81%	)	$37,258	1.55%	1.90%	(1.07%	)	163.56%
	4/1/2006-3/31/2007 (4)	11.22	(0.08)	0.11	0.03	—	(0.01)	(0.01)	11.24	0.28%		41,378	1.78%	2.24%	(0.74%	)	52.87%
	4/1/2005-3/31/2006 (4)	11.78	(0.10)	1.62	1.52	—	(2.08)	(2.08)	11.22	15.01%		24,218	1.95%	2.95%	(0.99%	)	132.27%
	4/1/2004-3/31/2005 (4)	11.53	(0.16)	0.69	0.53	—	(0.28)	(0.28)	11.78	4.54%		7,116	1.95%	3.38%	(1.36%	)	201.57%
	4/1/2003-3/31/2004 (4)	8.59	(0.15)	3.09	2.94	—	—	—	11.53	34.23%		8,469	1.95%	3.55%	(1.61%	)	110.77%

Class B:	4/1/2007-3/31/2008 (4)	$10.91	($0.20)	($0.58)	($0.78)	$—	($1.38)	($1.38)	$8.75	(9.46%	)	$362	2.30%	2.65%	(1.82%	)	163.56%
	4/1/2006-3/31/2007 (4)	10.95	(0.14)	0.11	(0.03)	—	(0.01)	(0.01)	10.91	(0.26%	)	442	2.35%	2.81%	(1.31%	)	52.87%
	4/1/2005-3/31/2006 (4)	11.59	(0.16)	1.60	1.44	—	(2.08)	(2.08)	10.95	14.49%		425	2.45%	3.45%	(1.49%	)	132.27%
	4/1/2004-3/31/2005 (4)	11.41	(0.21)	0.67	0.46	—	(0.28)	(0.28)	11.59	3.97%		283	2.45%	3.88%	(1.86%	)	201.57%
	4/1/2003-3/31/2004 (4)	8.53	(0.22)	3.10	2.88	—	—	—	11.41	33.61%		267	2.45%	4.05%	(2.11%	)	110.77%

Class C:	4/1/2007-3/31/2008 (4)	$10.93	($0.20)	($0.59)	($0.79)	$—	($1.38)	($1.38)	$8.76	(9.54%	)	$293	2.30%	2.65%	(1.82%	)	163.56%
	4/1/2006-3/31/2007 (4)	10.96	(0.14)	0.12	(0.02)	—	(0.01)	(0.01)	10.93	(0.17%	)	432	2.35%	2.81%	(1.31%	)	52.87%
	4/1/2005-3/31/2006 (4)	11.61	(0.16)	1.59	1.43	—	(2.08)	(2.08)	10.96	14.38%		539	2.45%	3.45%	(1.49%	)	132.27%
	4/1/2004-3/31/2005 (4)	11.42	(0.21)	0.68	0.47	—	(0.28)	(0.28)	11.61	4.06%		585	2.45%	3.88%	(1.86%	)	201.57%
	4/1/2003-3/31/2004 (4)	8.55	(0.23)	3.10	2.87	—	—	—	11.42	33.57%		360	2.45%	4.05%	(2.11%	)	110.77%

PL International Value Fund (8)
Class A:	4/1/2007-3/31/2008 (4)	$14.39	$0.22	($1.38)	($1.16)	($0.13)	($0.28)	($0.41)	$12.82	(8.27%	)	$124,055	1.40%	1.72%	1.50%		17.40%
	4/1/2006-3/31/2007 (4)	15.30	0.16	2.48	2.64	(0.14)	(3.41)	(3.55)	14.39	18.40%		77,127	1.64%	2.08%	1.04%		108.86%
	4/1/2005-3/31/2006 (4)	13.22	0.14	2.19	2.33	(0.08)	(0.17)	(0.25)	15.30	17.85%		57,657	1.80%	2.28%	0.99%		55.25%
	4/1/2004-3/31/2005 (4)	11.89	0.08	1.46	1.54	(0.02)	(0.19)	(0.21)	13.22	13.13%		50,801	1.80%	2.45%	0.62%		20.92%
	4/1/2003-3/31/2004 (4)	8.73	0.06	3.13	3.19	(0.03)	—	(0.03)	11.89	36.57%		20,007	1.80%	2.86%	0.73%		58.63%

Class B:	4/1/2007-3/31/2008 (4)	$14.07	$0.11	($1.35)	($1.24)	($0.01)	($0.28)	($0.29)	$12.54	(8.93%	)	$533	2.15%	2.47%	0.75%		17.40%
	4/1/2006-3/31/2007 (4)	15.05	0.07	2.44	2.51	(0.08)	(3.41)	(3.49)	14.07	17.74%		662	2.21%	2.65%	0.47%		108.86%
	4/1/2005-3/31/2006 (4)	13.00	0.07	2.16	2.23	(0.01)	(0.17)	(0.18)	15.05	17.36%		427	2.30%	2.78%	0.49%		55.25%
	4/1/2004-3/31/2005 (4)	11.73	0.01	1.45	1.46	—	(0.19)	(0.19)	13.00	12.59%		449	2.30%	2.95%	0.12%		20.92%
	4/1/2003-3/31/2004 (4)	8.66	0.02	3.07	3.09	(0.02)	—	(0.02)	11.73	35.79%		324	2.30%	3.36%	0.23%		58.63%

Class C:	4/1/2007-3/31/2008 (4)	$14.06	$0.11	($1.34)	($1.23)	$—	($0.28)	($0.28)	$12.55	(8.93%	)	$944	2.15%	2.47%	0.75%		17.40%
	4/1/2006-3/31/2007 (4)	15.02	0.07	2.43	2.50	(0.05)	(3.41)	(3.46)	14.06	17.82%		1,435	2.21%	2.65%	0.47%		108.86%
	4/1/2005-3/31/2006 (4)	13.00	0.07	2.14	2.21	(0.02)	(0.17)	(0.19)	15.02	17.19%		1,548	2.30%	2.78%	0.49%		55.25%
	4/1/2004-3/31/2005 (4)	11.73	0.01	1.45	1.46	—	(0.19)	(0.19)	13.00	12.59%		1,212	2.30%	2.95%	0.12%		20.92%
	4/1/2003-3/31/2004 (4)	8.66	0.02	3.07	3.09	(0.02)	—	(0.02)	11.73	35.79%		781	2.30%	3.36%	0.23%		58.63%

See explanation of references on 85

78

PACIFIC LIFE FUNDS
FINANCIAL HIGHLIGHTS (Continued)
Selected per share, ratios and supplemental data for each year or period ended were as follows:

			Investment Activities			Distributions					Ratios/Supplemental Data

														Ratios of	Ratios of
														Expenses	Expenses
		Net Asset												After	Before
		Value,	Net			Distributions				Net Asset			Net Assets,	Expense	Expense	Ratios of Net
		Beginning	Investment	Net Realized and	Total from	from Net	Distributions			Value, End			End of Year	Reductions to	Reductions to	Investment Income		Portfolio
For the Year or Period		of Year or	Income	Unrealized Gain	Investment	Investment	from Capital		Total	of Year or	Total		or Period	Average Net	Average Net	(Loss) to Average		Turnover
Ended		Period	(Loss)	(Loss)	Operations	Income	Gains		Distributions	Period	Returns (1)		(in thousands)	Assets (2), (3)	Assets (3)	Net Assets (3)		Rates

PL Large-Cap Value Fund
Class A:	4/1/2007-3/31/2008 (4)	$13.03	$0.10	($1.21)	($1.11)	($0.08)	($0.25)		($0.33)	$11.59	(8.80%	)	$68,901	1.40%	1.69%	0.79%		24.35%
	4/1/2006-3/31/2007 (4)	12.67	0.06	1.37	1.43	(0.04)	(1.03)		(1.07)	13.03	12.09%		56,601	1.63%	2.05%	0.50%		19.58%
	4/1/2005-3/31/2006 (4)	11.30	0.02	1.38	1.40	(0.03)	(—	) (5)	(0.03)	12.67	12.47%		34,459	1.80%	2.25%	0.20%		77.07%
	4/1/2004-3/31/2005 (4)	10.94	0.06	0.35	0.41	(0.05)	—		(0.05)	11.30	3.78%		50,430	1.80%	2.28%	0.54%		43.72%
	4/1/2003-3/31/2004 (4)	7.83	0.03	3.09	3.12	(0.01)	—		(0.01)	10.94	39.91%		25,315	1.80%	2.73%	0.29%		38.10%

Class B:	4/1/2007-3/31/2008 (4)	$12.81	$0.01	($1.19)	($1.18)	$—	($0.25)		($0.25)	$11.38	(9.41%	)	$562	2.15%	2.44%	0.04%		24.35%
	4/1/2006-3/31/2007 (4)	12.51	(0.01)	1.34	1.33	—	(1.03)		(1.03)	12.81	11.43%		687	2.20%	2.62%	(0.07%	)	19.58%
	4/1/2005-3/31/2006 (4)	11.19	(0.03)	1.37	1.34	(0.02)	(—	) (5)	(0.02)	12.51	11.99%		573	2.30%	2.75%	(0.30%	)	77.07%
	4/1/2004-3/31/2005 (4)	10.83	— (5)	0.36	0.36	—	—		—	11.19	3.32%		504	2.30%	2.78%	0.04%		43.72%
	4/1/2003-3/31/2004 (4)	7.78	(0.02)	3.08	3.06	(0.01)	—		(0.01)	10.83	39.36%		556	2.30%	3.23%	(0.21%	)	38.10%

Class C:	4/1/2007-3/31/2008 (4)	$12.78	$0.01	($1.20)	($1.19)	$—	($0.25)		($0.25)	$11.34	(9.51%	)	$1,021	2.15%	2.44%	0.04%		24.35%
	4/1/2006-3/31/2007 (4)	12.48	(0.01)	1.34	1.33	—	(1.03)		(1.03)	12.78	11.46%		1,551	2.20%	2.62%	(0.07%	)	19.58%
	4/1/2005-3/31/2006 (4)	11.16	(0.03)	1.36	1.33	(0.01)	(—	) (5)	(0.01)	12.48	11.88%		1,599	2.30%	2.75%	(0.30%	)	77.07%
	4/1/2004-3/31/2005 (4)	10.81	— (5)	0.35	0.35	—	—		—	11.16	3.33%		1,538	2.30%	2.78%	0.04%		43.72%
	4/1/2003-3/31/2004 (4)	7.77	(0.02)	3.07	3.05	(0.01)	—		(0.01)	10.81	39.27%		1,277	2.30%	3.23%	(0.21%	)	38.10%

PL Short Duration Bond Fund
Class A:	4/1/2007-3/31/2008 (4)	$9.81	$0.35	$0.41	$0.76	($0.35)	$—		($0.35)	$10.22	7.86%		$83,683	1.15%	1.42%	3.48%		41.74%
	4/1/2006-3/31/2007 (4)	9.76	0.32	0.04	0.36	(0.31)	—		(0.31)	9.81	3.76%		66,823	1.39%	1.75%	3.28%		77.84%
	4/1/2005-3/31/2006 (4)	9.85	0.19	(0.09)	0.10	(0.19)	—		(0.19)	9.76	1.03%		44,945	1.55%	1.93%	1.97%		91.81%
	4/1/2004-3/31/2005 (4)	10.09	0.09	(0.22)	(0.13)	(0.09)	(0.02)		(0.11)	9.85	(1.34%	)	35,333	1.55%	2.34%	0.93%		203.81%
	12/31/2003-3/31/2004 (4)	10.00	0.01	0.08	0.09	—	—		—	10.09	0.90%		13,617	1.55%	2.72%	0.23%		144.88%

Class B:	4/1/2007-3/31/2008 (4)	$9.80	$0.27	$0.41	$0.68	($0.27)	$—		($0.27)	$10.21	7.05%		$40	1.90%	2.17%	2.73%		41.74%
	4/1/2006-3/31/2007 (4)	9.74	0.26	0.06	0.32	(0.26)	—		(0.26)	9.80	3.31%		45	1.96%	2.32%	2.71%		77.84%
	4/1/2005-3/31/2006 (4)	9.85	0.14	(0.11)	0.03	(0.14)	—		(0.14)	9.74	0.35%		20	2.05%	2.43%	1.47%		91.81%
	4/1/2004-3/31/2005 (4)	10.08	0.04	(0.21)	(0.17)	(0.04)	(0.02)		(0.06)	9.85	(1.77%	)	13	2.05%	2.84%	0.43%		203.81%
	12/31/2003-3/31/2004 (4)	10.00	(0.01)	0.09	0.08	—	—		—	10.08	0.80%		10	2.05%	3.22%	(0.27%	)	144.88%

Class C:	4/1/2007-3/31/2008 (4)	$9.79	$0.27	$0.41	$0.68	($0.24)	$—		($0.24)	$10.23	7.06%		$45	1.90%	2.17%	2.73%		41.74%
	4/1/2006-3/31/2007 (4)	9.74	0.27	0.03	0.30	(0.25)	—		(0.25)	9.79	3.17%		434	1.96%	2.32%	2.71%		77.84%
	4/1/2005-3/31/2006 (4)	9.83	0.14	(0.09)	0.05	(0.14)	—		(0.14)	9.74	0.52%		588	2.05%	2.43%	1.47%		91.81%
	4/1/2004-3/31/2005 (4)	10.08	0.04	(0.22)	(0.18)	(0.05)	(0.02)		(0.07)	9.83	(1.81%	)	579	2.05%	2.84%	0.43%		203.81%
	12/31/2003-3/31/2004 (4)	10.00	(0.01)	0.09	0.08	—	—		—	10.08	0.80%		62	2.05%	3.22%	(0.27%	)	144.88%

See explanation of references on 85

79

FINANCIAL HIGHLIGHTS

PACIFIC LIFE FUNDS
FINANCIAL HIGHLIGHTS (Continued)
Selected per share, ratios and supplemental data for each year or period ended were as follows:

			Investment Activities				Distributions				Ratios/Supplemental Data

														Ratios of	Ratios of	Ratios of Net
														Expenses	Expenses	Investment Income
		Net Asset												After	Before	(Loss) After
		Value,	Net							Net Asset			Net Assets,	Expense	Expense	Expense
		Beginning	Investment		Net Realized and	Total from	Dividends from	Distributions		Value, End			End of Year	Reductions to	Reductions to	Reductions to		Portfolio
For the Year or Period		of Year or	Income		Unrealized Gain	Investment	Net Investment	from Capital	Total	of Year or	Total		or Period	Average Net	Average Net	Average Net		Turnover
Ended		Period	(Loss)		(Loss)	Operations	Income	Gains	Distributions	Period	Returns (1)		(in thousands)	Assets (2), (3)	Assets (3)	Assets (3)		Rates

PL Growth LT Fund
Class A:	4/1/2007-3/31/2008 (4)	$13.10	$0.05		($0.22)	($0.17)	($0.05)	($0.25)	($0.30)	$12.63	(1.55%	)	$77,196	1.30%	1.66%	0.36%		81.50%
	4/1/2006-3/31/2007 (4)	12.23	(0.01)		0.98	0.97	—	(0.10)	(0.10)	13.10	7.95%		61,954	1.54%	1.95%	(0.08%	)	37.99%
	4/1/2005-3/31/2006 (4)	10.64	(0.05)		1.64	1.59	—	—	—	12.23	14.94%		43,733	1.70%	2.15%	(0.44%	)	69.48%
	4/1/2004-3/31/2005 (4)	10.34	(0.05)		0.35	0.30	—	—	—	10.64	2.90%		19,585	1.70%	2.54%	(0.44%	)	42.84%
	4/1/2003-3/31/2004 (4)	7.62	(0.10)		2.82	2.72	—	—	—	10.34	35.70%		11,994	1.70%	3.21%	(1.08%	)	42.65%

Class B:	4/1/2007-3/31/2008 (4)	$12.78	($0.05)		($0.22)	($0.27)	$—	($0.25)	($0.25)	$12.26	(2.34%	)	$397	2.05%	2.41%	(0.39%	)	81.50%
	4/1/2006-3/31/2007 (4)	12.00	(0.08)		0.96	0.88	—	(0.10)	(0.10)	12.78	7.44%		445	2.11%	2.52%	(0.65%	)	37.99%
	4/1/2005-3/31/2006 (4)	10.49	(0.11)		1.62	1.51	—	—	—	12.00	14.30%		412	2.20%	2.65%	(0.94%	)	69.48%
	4/1/2004-3/31/2005 (4)	10.24	(0.10)		0.35	0.25	—	—	—	10.49	2.44%		373	2.20%	3.04%	(0.94%	)	42.84%
	4/1/2003-3/31/2004 (4)	7.58	(0.15)		2.81	2.66	—	—	—	10.24	34.91%		293	2.20%	3.71%	(1.58%	)	42.65%

Class C:	4/1/2007-3/31/2008 (4)	$12.74	($0.05)		($0.22)	($0.27)	$—	($0.25)	($0.25)	$12.22	(2.35%	)	$349	2.05%	2.41%	(0.39%	)	81.50%
	4/1/2006-3/31/2007 (4)	11.95	(0.08)		0.97	0.89	—	(0.10)	(0.10)	12.74	7.46%		775	2.11%	2.52%	(0.65%	)	37.99%
	4/1/2005-3/31/2006 (4)	10.46	(0.11)		1.60	1.49	—	—	—	11.95	14.24%		893	2.20%	2.65%	(0.94%	)	69.48%
	4/1/2004-3/31/2005 (4)	10.21	(0.10)		0.35	0.25	—	—	—	10.46	2.45%		472	2.20%	3.04%	(0.94%	)	42.84%
	4/1/2003-3/31/2004 (4)	7.57	(0.15)		2.79	2.64	—	—	—	10.21	34.87%		400	2.20%	3.71%	(1.58%	)	42.65%

PL Mid-Cap Value Fund (9)
Class A:	4/1/2007-3/31/2008 (4)	$11.62	$0.06		($1.61)	($1.55)	($0.03)	($1.12)	($1.15)	$8.92	(14.81%	)	$85,208	1.40%	1.69%	0.55%		70.09%
	4/1/2006-3/31/2007 (4)	10.54	(—	) (5)	1.51	1.51	—	(0.43)	(0.43)	11.62	14.80%		71,181	1.60%	2.01%	(—%	) (5)	74.07%
	4/1/2005-3/31/2006 (4)	9.90	(0.02)		1.30	1.28	(0.01)	(0.63)	(0.64)	10.54	13.11%		23,992	1.80%	2.44%	(0.16%	)	112.93%
	12/31/2004-3/31/2005 (4)	10.00	(0.01)		(0.09)	(0.10)	—	—	—	9.90	(1.00%	)	25,454	1.80%	3.20%	(0.42%	)	16.26%

Class B:	4/1/2007-3/31/2008 (4)	$11.48	($0.02)		($1.58)	($1.60)	$—	($1.12)	($1.12)	$8.76	(15.40%	)	$58	2.15%	2.44%	(0.20%	)	70.09%
	4/1/2006-3/31/2007 (4)	10.48	(0.06)		1.49	1.43	—	(0.43)	(0.43)	11.48	14.10%		94	2.19%	2.60%	(0.59%	)	74.07%
	4/1/2005-3/31/2006 (4)	9.89	(0.07)		1.29	1.22	—	(0.63)	(0.63)	10.48	12.53%		64	2.30%	2.94%	(0.66%	)	112.93%
	12/31/2004-3/31/2005 (4)	10.00	(0.02)		(0.09)	(0.11)	—	—	—	9.89	(1.10%	)	33	2.30%	3.70%	(0.92%	)	16.26%

Class C:	4/1/2007-3/31/2008 (4)	$11.47	($0.02)		($1.58)	($1.60)	$—	($1.12)	($1.12)	$8.75	(15.42%	)	$158	2.15%	2.44%	(0.20%	)	70.09%
	4/1/2006-3/31/2007 (4)	10.47	(0.06)		1.49	1.43	—	(0.43)	(0.43)	11.47	14.11%		253	2.19%	2.60%	(0.59%	)	74.07%
	4/1/2005-3/31/2006 (4)	9.89	(0.07)		1.29	1.22	(0.01)	(0.63)	(0.64)	10.47	12.50%		128	2.30%	2.94%	(0.66%	)	112.93%
	12/31/2004-3/31/2005 (4)	10.00	(0.02)		(0.09)	(0.11)	—	—	—	9.89	(1.10%	)	73	2.30%	3.70%	(0.92%	)	16.26%

See explanation of references on 85

80

PACIFIC LIFE FUNDS
FINANCIAL HIGHLIGHTS (Continued)
Selected per share, ratios and supplemental data for each year or period ended were as follows:

			Investment Activities				Distributions				Ratios/Supplemental Data

														Ratios of	Ratios of
														Expenses	Expenses
		Net Asset												After	Before
		Value,	Net							Net Asset			Net Assets,	Expense	Expense	Ratios of Net
		Beginning	Investment		Net Realized and	Total from	Dividends from	Distributions		Value, End			End of Year	Reductions to	Reductions to	Investment Income		Portfolio
For the Year or Period		of Year or	Income		Unrealized Gain	Investment	Net Investment	from Capital	Total	of Year or	Total		or Period	Average Net	Average Net	(Loss) to Average		Turnover
Ended		Period	(Loss)		(Loss)	Operations	Income	Gains	Distributions	Period	Returns (1)		(in thousands)	Assets (2), (3)	Assets (3)	Net Assets (3)		Rates

PL Large-Cap Growth Fund (10)
Class A:	4/1/2007-3/31/2008 (4)	$9.43	($0.08)		($0.11)	($0.19)	$—	$—	$—	$9.24	(2.01%	)	$26,235	1.50%	1.92%	(0.79%	)	178.83%
	4/1/2006-3/31/2007 (4)	10.85	(0.09)		(0.40)	(0.49)	—	(0.93)	(0.93)	9.43	(3.80%	)	29,713	1.73%	2.43%	(0.93%	)	147.66%
	4/1/2005-3/31/2006 (4)	10.14	(0.07)		0.78	0.71	—	—	—	10.85	7.00%		19,366	1.90%	2.58%	(0.62%	)	160.96%
	4/1/2004-3/31/2005 (4)	10.19	(0.01)		(0.04)	(0.05)	—	—	—	10.14	(0.49%	)	45,147	1.90%	2.37%	(0.08%	)	38.40%
	4/1/2003-3/31/2004 (4)	8.05	(0.07)		2.21	2.14	—	—	—	10.19	26.58%		23,408	1.90%	3.12%	(0.69%	)	78.30%

Class B:	4/1/2007-3/31/2008 (4)	$9.15	($0.15)		($0.10)	($0.25)	$—	$—	$—	$8.90	(2.73%	)	$389	2.25%	2.67%	(1.54%	)	178.83%
	4/1/2006-3/31/2007 (4)	10.62	(0.14)		(0.40)	(0.54)	—	(0.93)	(0.93)	9.15	(4.40%	)	428	2.31%	3.01%	(1.50%	)	147.66%
	4/1/2005-3/31/2006 (4)	9.98	(0.12)		0.76	0.64	—	—	—	10.62	6.41%		594	2.40%	3.08%	(1.12%	)	160.96%
	4/1/2004-3/31/2005 (4)	10.07	(0.06)		(0.03)	(0.09)	—	—	—	9.98	(0.89%	)	526	2.40%	2.87%	(0.58%	)	38.40%
	4/1/2003-3/31/2004 (4)	7.98	(0.11)		2.20	2.09	—	—	—	10.07	26.19%		497	2.40%	3.62%	(1.19%	)	78.30%

Class C:	4/1/2007-3/31/2008 (4)	$9.14	($0.15)		($0.10)	($0.25)	$—	$—	$—	$8.89	(2.74%	)	$627	2.25%	2.67%	(1.54%	)	178.83%
	4/1/2006-3/31/2007 (4)	10.60	(0.14)		(0.39)	(0.53)	—	(0.93)	(0.93)	9.14	(4.31%	)	824	2.31%	3.01%	(1.50%	)	147.66%
	4/1/2005-3/31/2006 (4)	9.97	(0.12)		0.75	0.63	—	—	—	10.60	6.32%		1,654	2.40%	3.08%	(1.12%	)	160.96%
	4/1/2004-3/31/2005 (4)	10.06	(0.06)		(0.03)	(0.09)	—	—	—	9.97	(0.89%	)	1,367	2.40%	2.87%	(0.58%	)	38.40%
	4/1/2003-3/31/2004 (4)	7.98	(0.11)		2.19	2.08	—	—	—	10.06	26.07%		1,090	2.40%	3.62%	(1.19%	)	78.30%

PL International Large-Cap Fund (11)
Class A:	4/1/2007-3/31/2008 (4)	$16.64	$0.19		($0.34)	($0.15)	($0.15)	($0.79)	($0.94)	$15.55	(1.17%	)	$96,049	1.60%	1.99%	1.18%		28.23%
	4/1/2006-3/31/2007 (4)	15.45	0.28		2.49	2.77	(0.30)	(1.28)	(1.58)	16.64	18.70%		76,806	1.84%	2.38%	1.77%		47.87%
	4/1/2005-3/31/2006 (4)	12.83	(—	) (5)	2.89	2.89	(0.04)	(0.23)	(0.27)	15.45	22.72%		52,728	2.00%	2.79%	(0.03%	)	63.12%
	4/1/2004-3/31/2005 (4)	11.61	(0.01)		1.46	1.45	—	(0.23)	(0.23)	12.83	12.73%		38,195	2.00%	3.35%	(0.12%	)	55.12%
	4/1/2003-3/31/2004 (4)	8.20	(0.04)		3.45	3.41	—	—	—	11.61	41.59%		15,358	2.03%	5.96%	(0.38%	)	150.05%

Class B:	4/1/2007-3/31/2008 (4)	$16.24	$0.07		($0.34)	($0.27)	($0.05)	($0.79)	($0.84)	$15.13	(1.93%	)	$607	2.35%	2.74%	0.43%		28.23%
	4/1/2006-3/31/2007 (4)	15.15	0.19		2.43	2.62	(0.25)	(1.28)	(1.53)	16.24	18.12%		668	2.41%	2.95%	1.20%		47.87%
	4/1/2005-3/31/2006 (4)	12.60	(0.07)		2.85	2.78	—	(0.23)	(0.23)	15.15	22.16%		436	2.50%	3.29%	(0.53%	)	63.12%
	4/1/2004-3/31/2005 (4)	11.46	(0.07)		1.44	1.37	—	(0.23)	(0.23)	12.60	12.18%		391	2.50%	3.85%	(0.62%	)	55.12%
	4/1/2003-3/31/2004 (4)	8.14	(0.09)		3.41	3.32	—	—	—	11.46	40.79%		265	2.53%	6.46%	(0.88%	)	150.05%

Class C:	4/1/2007-3/31/2008 (4)	$16.29	$0.07		($0.34)	($0.27)	($0.03)	($0.79)	($0.82)	$15.20	(1.93%	)	$592	2.35%	2.74%	0.43%		28.23%
	4/1/2006-3/31/2007 (4)	15.16	0.19		2.44	2.63	(0.22)	(1.28)	(1.50)	16.29	18.11%		898	2.41%	2.95%	1.20%		47.87%
	4/1/2005-3/31/2006 (4)	12.62	(0.07)		2.84	2.77	—	(0.23)	(0.23)	15.16	22.12%		897	2.50%	3.29%	(0.53%	)	63.12%
	4/1/2004-3/31/2005 (4)	11.48	(0.07)		1.44	1.37	—	(0.23)	(0.23)	12.62	12.16%		593	2.50%	3.85%	(0.62%	)	55.12%
	4/1/2003-3/31/2004 (4)	8.14	(0.09)		3.43	3.34	—	—	—	11.48	40.86%		222	2.53%	6.46%	(0.88%	)	150.05%

See explanation of references on 85

81

FINANCIAL HIGHLIGHTS

PACIFIC LIFE FUNDS
FINANCIAL HIGHLIGHTS (Continued)
Selected per share, ratios and supplemental data for each year or period ended were as follows:

			Investment Activities			Distributions					Ratios/Supplemental Data

														Ratios of	Ratios of
														Expenses	Expenses
		Net Asset												After	Before
		Value,	Net							Net Asset			Net Assets,	Expense	Expense	Ratios of Net
		Beginning	Investment	Net Realized	Total from	Dividends from	Distributions			Value, End			End of Year	Reductions to	Reductions to	Investment Income	Portfolio
For the Year or Period		of Year or	Income	and Unrealized	Investment	Net Investment	from Capital		Total	of Year or	Total		or Period	Average Net	Average Net	(Loss) to Average	Turnover
Ended		Period	(Loss)	Gain (Loss)	Operations	Income	Gains		Distributions	Period	Returns (1)		(in thousands)	Assets (2), (3)	Assets (3)	Net Assets (3)	Rates

PL Small- Cap Value Fund (12)
Class A:	6/29/2007- 3/31/2008 (4)	$10.00	$0.10	($1.24)	($1.14)	($0.06)	$—		($0.06)	$8.80	(11.47%	)	$19,112	1.50%	2.07%	1.46%	17.98%

PL Main Street Core Fund
Class A:	4/1/2007- 3/31/2008 (4)	$11.46	$0.08	($0.94)	($0.86)	($0.08)	($0.61)		($0.69)	$9.91	(8.29%	)	$111,936	1.20%	1.50%	0.69%	126.84%
	4/1/2006- 3/31/2007	10.67	0.05	0.92	0.97	(0.03)	(0.15)		(0.18)	11.46	9.23%		87,136	1.43%	1.88%	0.54%	107.36%
	9/30/2005- 3/31/2006	10.00	0.01	0.67	0.68	(0.01)	—		(0.01)	10.67	6.85%		53,930	1.60%	2.00%	0.29%	42.30%

PL Emerging Markets Fund
Class A:	4/1/2007- 3/31/2008 (4)	$13.01	$0.07	$2.32	$2.39	($0.05)	($1.77)		($1.82)	$13.58	17.21%		$47,633	1.55%	2.38%	0.46%	60.20%
	4/1/2006- 3/31/2007	12.00	0.06	1.56	1.62	(0.05)	(0.56)		(0.61)	13.01	14.49%		51,376	1.78%	2.81%	0.49%	58.31%
	9/30/2005- 3/31/2006	10.00	0.08	2.00	2.08	(0.08)	(—	) (5)	(0.08)	12.00	20.94%		33,476	1.95%	5.53%	1.88%	41.88%

PL Managed Bond Fund
Class A:	4/1/2007- 3/31/2008 (4)	$10.16	$0.42	$0.53	$0.95	($0.37)	($0.01)		($0.38)	$10.73	9.44%		$175,800	1.15%	1.50%	4.05%	424.71%
	4/1/2006- 3/31/2007 (4)	9.98	0.35	0.22	0.57	(0.39)	—		(0.39)	10.16	5.90%		101,940	1.39%	1.82%	3.49%	477.64%
	4/1/2005- 3/31/2006 (4)	10.03	0.29	(0.07)	0.22	(0.27)	—		(0.27)	9.98	2.19%		68,825	1.55%	2.00%	2.84%	534.38%
	4/1/2004- 3/31/2005 (4)	10.45	0.14	(0.09)	0.05	(0.25)	(0.22)		(0.47)	10.03	0.56%		42,546	1.55%	2.22%	1.37%	323.24%
	4/1/2003- 3/31/2004 (4)	10.16	0.17	0.46	0.63	(0.34)	—		(0.34)	10.45	6.28%		19,802	1.55%	2.86%	1.65%	459.70%

Class B:	4/1/2007- 3/31/2008 (4)	$10.14	$0.34	$0.53	$0.87	($0.29)	($0.01)		($0.30)	$10.71	8.62%		$849	1.90%	2.25%	3.30%	424.71%
	4/1/2006- 3/31/2007 (4)	9.96	0.29	0.22	0.51	(0.33)	—		(0.33)	10.14	5.31%		915	1.96%	2.39%	2.92%	477.64%
	4/1/2005- 3/31/2006 (4)	10.01	0.24	(0.07)	0.17	(0.22)	—		(0.22)	9.96	1.67%		1,049	2.05%	2.50%	2.34%	534.38%
	4/1/2004- 3/31/2005 (4)	10.44	0.09	(0.10)	(0.01)	(0.20)	(0.22)		(0.42)	10.01	(0.05%	)	1,135	2.05%	2.72%	0.87%	323.24%
	4/1/2003- 3/31/2004 (4)	10.14	0.12	0.46	0.58	(0.28)	—		(0.28)	10.44	5.86%		972	2.05%	3.36%	1.15%	459.70%

Class C:	4/1/2007- 3/31/2008 (4)	$10.16	$0.34	$0.52	$0.86	($0.29)	($0.01)		($0.30)	$10.72	8.61%		$2,141	1.90%	2.25%	3.30%	424.71%
	4/1/2006- 3/31/2007 (4)	9.98	0.29	0.22	0.51	(0.33)	—		(0.33)	10.16	5.23%		2,642	1.96%	2.39%	2.92%	477.64%
	4/1/2005- 3/31/2006 (4)	10.02	0.24	(0.06)	0.18	(0.22)	—		(0.22)	9.98	1.75%		2,082	2.05%	2.50%	2.34%	534.38%
	4/1/2004- 3/31/2005 (4)	10.44	0.09	(0.09)	—	(0.20)	(0.22)		(0.42)	10.02	0.04%		2,353	2.05%	2.72%	0.87%	323.24%
	4/1/2003- 3/31/2004 (4)	10.14	0.12	0.46	0.58	(0.28)	—		(0.28)	10.44	5.86%		2,315	2.05%	3.36%	1.15%	459.70%

See explanation of references on 85

82

PACIFIC LIFE FUNDS
FINANCIAL HIGHLIGHTS (Continued)
Selected per share, ratios and supplemental data for each year or period ended were as follows:

			Investment Activities			Distributions				Ratios/Supplemental Data

														Ratios of
														Expenses
		Net Asset											Ratios of Expenses	Before
		Value,	Net						Net Asset			Net Assets, End	After Expense	Expense	Ratios of Net
		Beginning	Investment	Net Realized and	Total from	Dividends from	Distributions		Value, End			of Year or	Reductions to	Reductions to	Investment Income	Portfolio
For the Year or Period		of Year or	Income	Unrealized Gain	Investment	Net Investment	from Capital	Total	of Year or	Total		Period	Average Net	Average Net	(Loss) to Average	Turnover
Ended		Period	(Loss)	(Loss)	Operations	Income	Gains	Distributions	Period	Returns (1)		(in thousands)	Assets (2), (3)	Assets (3)	Net Assets (3)	Rates

PL Inflation Managed Fund
Class A:	4/1/2007-3/31/2008 (4)	$10.13	$0.49	$0.95	$1.44	($0.49)	$—	($0.49)	$11.08	14.80%		$122,386	1.15%	1.49%	4.77%	474.46%
	4/1/2006-3/31/2007 (4)	10.00	0.26	0.14	0.40	(0.27)	—	(0.27)	10.13	4.15%		82,340	1.39%	1.78%	2.60%	356.40%
	4/1/2005-3/31/2006 (4)	10.51	0.33	(0.36)	(0.03)	(0.47)	(0.01)	(0.48)	10.00	(0.44%	)	66,103	1.55%	1.89%	3.21%	188.82%
	4/1/2004-3/31/2005 (4)	10.93	0.20	(0.01)	0.19	(0.26)	(0.35)	(0.61)	10.51	1.99%		36,465	1.55%	2.04%	1.96%	284.19%
	4/1/2003-3/31/2004 (4)	10.28	0.12	0.96	1.08	(0.20)	(0.23)	(0.43)	10.93	10.75%		16,263	1.55%	2.73%	1.13%	507.96%

Class B:	4/1/2007-3/31/2008 (4)	$10.06	$0.41	$0.95	$1.36	($0.42)	$—	($0.42)	$11.00	13.94%		$865	1.90%	2.24%	4.02%	474.46%
	4/1/2006-3/31/2007 (4)	9.93	0.20	0.14	0.34	(0.21)	—	(0.21)	10.06	3.57%		900	1.96%	2.35%	2.03%	356.40%
	4/1/2005-3/31/2006 (4)	10.45	0.28	(0.36)	(0.08)	(0.43)	(0.01)	(0.44)	9.93	(0.91%	)	1,402	2.05%	2.39%	2.71%	188.82%
	4/1/2004-3/31/2005 (4)	10.89	0.15	(0.02)	0.13	(0.22)	(0.35)	(0.57)	10.45	1.43%		1,199	2.05%	2.54%	1.46%	284.19%
	4/1/2003-3/31/2004 (4)	10.27	0.07	0.95	1.02	(0.17)	(0.23)	(0.40)	10.89	10.20%		697	2.05%	3.23%	0.63%	507.96%

Class C:	4/1/2007-3/31/2008 (4)	$10.07	$0.41	$0.94	$1.35	($0.41)	$—	($0.41)	$11.01	13.92%		$2,199	1.90%	2.24%	4.02%	474.46%
	4/1/2006-3/31/2007 (4)	9.93	0.20	0.15	0.35	(0.21)	—	(0.21)	10.07	3.56%		2,739	1.96%	2.35%	2.03%	356.40%
	4/1/2005-3/31/2006 (4)	10.45	0.28	(0.37)	(0.09)	(0.42)	(0.01)	(0.43)	9.93	(0.95%	)	4,142	2.05%	2.39%	2.71%	188.82%
	4/1/2004-3/31/2005 (4)	10.89	0.15	(0.01)	0.14	(0.23)	(0.35)	(0.58)	10.45	1.44%		5,682	2.05%	2.54%	1.46%	284.19%
	4/1/2003-3/31/2004 (4)	10.27	0.07	0.95	1.02	(0.17)	(0.23)	(0.40)	10.89	10.27%		4,065	2.05%	3.23%	0.63%	507.96%

PL Comstock Fund (13)
Class A:	4/1/2007-3/31/2008 (4)	$14.11	$0.15	($1.95)	($1.80)	($0.12)	($0.35)	($0.47)	$11.84	(13.16%	)	$124,271	1.50%	1.77%	1.09%	23.28%
	4/1/2006-3/31/2007 (4)	12.92	0.12	1.55	1.67	(0.11)	(0.37)	(0.48)	14.11	13.21%		83,788	1.74%	2.11%	0.92%	40.11%
	4/1/2005-3/31/2006 (4)	12.58	0.10	0.83	0.93	(0.06)	(0.53)	(0.59)	12.92	7.62%		62,447	1.90%	2.25%	0.79%	22.40%
	4/1/2004-3/31/2005 (4)	11.37	0.07	1.19	1.26	(0.05)	—	(0.05)	12.58	11.08%		23,017	1.90%	2.70%	0.55%	34.41%
	4/1/2003-3/31/2004 (4)	8.16	0.02	3.19	3.21	—	—	—	11.37	39.34%		11,945	1.90%	3.59%	0.24%	105.34%

Class B:	4/1/2007-3/31/2008 (4)	$13.89	$0.05	($1.92)	($1.87)	($0.01)	($0.35)	($0.36)	$11.66	(13.81%	)	$520	2.25%	2.52%	0.34%	23.28%
	4/1/2006-3/31/2007 (4)	12.75	0.05	1.51	1.56	(0.05)	(0.37)	(0.42)	13.89	12.49%		686	2.31%	2.68%	0.35%	40.11%
	4/1/2005-3/31/2006 (4)	12.42	0.04	0.82	0.86	—	(0.53)	(0.53)	12.75	7.14%		532	2.40%	2.75%	0.29%	22.40%
	4/1/2004-3/31/2005 (4)	11.24	0.01	1.17	1.18	—	—	—	12.42	10.50%		388	2.40%	3.20%	0.05%	34.41%
	4/1/2003-3/31/2004 (4)	8.10	(0.03)	3.17	3.14	—	—	—	11.24	38.77%		453	2.40%	4.09%	(0.26% )	105.34%

Class C:	4/1/2007-3/31/2008 (4)	$13.86	$0.05	($1.92)	($1.87)	$—	($0.35)	($0.35)	$11.64	(13.81%	)	$743	2.25%	2.52%	0.34%	23.28%
	4/1/2006-3/31/2007 (4)	12.72	0.05	1.52	1.57	(0.06)	(0.37)	(0.43)	13.86	12.58%		1,195	2.31%	2.68%	0.35%	40.11%
	4/1/2005-3/31/2006 (4)	12.41	0.04	0.81	0.85	(0.01)	(0.53)	(0.54)	12.72	7.05%		938	2.40%	2.75%	0.29%	22.40%
	4/1/2004-3/31/2005 (4)	11.24	0.01	1.17	1.18	(0.01)	—	(0.01)	12.41	10.50%		872	2.40%	3.20%	0.05%	34.41%
	4/1/2003-3/31/2004 (4)	8.11	(0.03)	3.16	3.13	—	—	—	11.24	38.60%		226	2.40%	4.09%	(0.26% )	105.34%

See explanation of references on 85

83

FINANCIAL HIGHLIGHTS

PACIFIC LIFE FUNDS
FINANCIAL HIGHLIGHTS (Continued)
Selected per share, ratios and supplemental data for each year or period ended were as follows:

			Investment Activities			Distributions				Ratios/Supplemental Data

														Ratios of
														Expenses
		Net Asset											Ratios of Expenses	Before
		Value,	Net						Net Asset			Net Assets, End	After Expense	Expense	Ratios of Net
		Beginning	Investment	Net Realized and	Total from	Dividends from	Distributions		Value, End			of Year or	Reductions to	Reductions to	Investment Income		Portfolio
For the Year or Period		of Year or	Income	Unrealized Gain	Investment	Net Investment	from Capital	Total	of Year or	Total		Period	Average Net	Average Net	(Loss) to Average		Turnover
Ended		Period	(Loss)	(Loss)	Operations	Income	Gains	Distributions	Period	Returns (1)		(in thousands)	Assets (2), (3)	Assets (3)	Net Assets (3)		Rates

PL Mid-Cap Growth Fund (14)
Class A:	4/1/2007-3/31/2008 (4)	$10.93	($0.02)	$0.66	$0.64	$—	($2.26)	($2.26)	$9.31	3.48%		$50,189	1.45%	1.80%	(0.19%	)	77.63%
	4/1/2006-3/31/2007 (4)	11.67	(0.07)	0.31	0.24	—	(0.98)	(0.98)	10.93	2.64%		63,462	1.68%	2.08%	(0.64%	)	60.08%
	4/1/2005-3/31/2006 (4)	8.93	(0.11)	2.85	2.74	—	—	—	11.67	30.68%		39,980	1.85%	2.29%	(1.04%	)	107.64%
	4/1/2004-3/31/2005 (4)	8.01	(0.12)	1.04	0.92	—	—	—	8.93	11.49%		36,882	1.85%	2.43%	(1.37%	)	82.70%
	4/1/2003-3/31/2004 (4)	5.92	(0.10)	2.19	2.09	—	—	—	8.01	35.30%		18,388	1.85%	3.29%	(1.42%	)	326.09%

Class B:	4/1/2007-3/31/2008 (4)	$10.64	($0.10)	$0.66	$0.56	$—	($2.26)	($2.26)	$8.94	2.78%		$1,012	2.20%	2.55%	(0.94%	)	77.63%
	4/1/2006-3/31/2007 (4)	11.45	(0.13)	0.30	0.17	—	(0.98)	(0.98)	10.64	2.03%		1,075	2.25%	2.65%	(1.22%	)	60.08%
	4/1/2005-3/31/2006 (4)	8.80	(0.15)	2.80	2.65	—	—	—	11.45	30.11%		948	2.35%	2.79%	(1.54%	)	107.64%
	4/1/2004-3/31/2005 (4)	7.93	(0.15)	1.02	0.87	—	—	—	8.80	10.97%		667	2.35%	2.93%	(1.87%	)	82.70%
	4/1/2003-3/31/2004 (4)	5.88	(0.14)	2.19	2.05	—	—	—	7.93	34.86%		504	2.35%	3.79%	(1.92%	)	326.09%

Class C:	4/1/2007-3/31/2008 (4)	$10.62	($0.10)	$0.65	$0.55	$—	($2.26)	($2.26)	$8.91	2.67%		$1,025	2.20%	2.55%	(0.94%	)	77.63%
	4/1/2006-3/31/2007 (4)	11.42	(0.13)	0.31	0.18	—	(0.98)	(0.98)	10.62	2.13%		1,431	2.25%	2.65%	(1.22%	)	60.08%
	4/1/2005-3/31/2006 (4)	8.79	(0.15)	2.78	2.63	—	—	—	11.42	29.92%		2,460	2.35%	2.79%	(1.54%	)	107.64%
	4/1/2004-3/31/2005 (4)	7.92	(0.16)	1.03	0.87	—	—	—	8.79	10.99%		1,436	2.35%	2.93%	(1.87%	)	82.70%
	4/1/2003-3/31/2004 (4)	5.88	(0.14)	2.18	2.04	—	—	—	7.92	34.69%		958	2.35%	3.79%	(1.92%	)	326.09%

PL Real Estate Fund
Class A:	4/1/2007-3/31/2008 (4)	$14.94	$0.13	($2.77)	($2.64)	($0.18)	($0.87)	($1.05)	$11.25	(18.03%	)	$37,872	1.65%	2.03%	1.02%		34.98%
	4/1/2006-3/31/2007 (4)	12.89	0.04	3.01	3.05	(0.05)	(0.95)	(1.00)	14.94	24.19%		31,504	1.89%	2.42%	0.27%		36.83%
	4/1/2005-3/31/2006 (4)	9.39	0.05	3.70	3.75	(0.17)	(0.08)	(0.25)	12.89	40.43%		25,552	2.05%	2.76%	0.41%		9.81%
	12/31/2004-3/31/2005 (4)	10.00	0.05	(0.64)	(0.59)	(0.02)	—	(0.02)	9.39	(5.95%	)	13,853	2.05%	3.57%	2.01%		0.79%

Class B:	4/1/2007-3/31/2008 (4)	$14.84	$0.03	($2.74)	($2.71)	($0.07)	($0.87)	($0.94)	$11.19	(18.61%	)	$96	2.40%	2.78%	0.27%		34.98%
	4/1/2006-3/31/2007 (4)	12.85	(0.04)	3.00	2.96	(0.02)	(0.95)	(0.97)	14.84	23.53%		177	2.46%	2.99%	(0.30%	)	36.83%
	4/1/2005-3/31/2006 (4)	9.39	(0.01)	3.70	3.69	(0.15)	(0.08)	(0.23)	12.85	39.65%		97	2.55%	3.26%	(0.09%	)	9.81%
	12/31/2004-3/31/2005 (4)	10.00	0.04	(0.64)	(0.60)	(0.01)	—	(0.01)	9.39	(6.05%	)	17	2.55%	4.07%	1.51%		0.79%

Class C:	4/1/2007-3/31/2008 (4)	$14.81	$0.03	($2.74)	($2.71)	($0.08)	($0.87)	($0.95)	$11.15	(18.65%	)	$218	2.40%	2.78%	0.27%		34.98%
	4/1/2006-3/31/2007 (4)	12.85	(0.04)	2.98	2.94	(0.03)	(0.95)	(0.98)	14.81	23.42%		333	2.46%	2.99%	(0.30%	)	36.83%
	4/1/2005-3/31/2006 (4)	9.38	(0.01)	3.70	3.69	(0.14)	(0.08)	(0.22)	12.85	39.74%		114	2.55%	3.26%	(0.09%	)	9.81%
	12/31/2004-3/31/2005 (4)	10.00	0.03	(0.64)	(0.61)	(0.01)	—	(0.01)	9.38	(6.06%	)	32	2.55%	4.07%	1.51%		0.79%

See explanation of references on 85

84

PACIFIC LIFE FUNDS
FINANCIAL HIGHLIGHTS (Continued)
Explanation of References

(1)	The total returns include reinvestment of all dividends and capital gain distributions, if any, and do not include deductions of any applicable sales charges. Total returns are not annualized for periods less than one full year.
(2)	The ratios of net expenses after expense reductions to average daily net assets are after any adviser expense reimbursements, administrator fee reductions, and distributor fee waivers. Additionally, non 12b-1 service fees for Class A shares were reduced by 0.25% effective January 1, 2007. The expense ratios for all the PL Portfolio Optimization Funds do not include expenses of the underlying funds in which the PL Portfolio Optimization Funds invest.
(3)	The ratios are annualized for periods of less than one full year.
(4)	Per share investment income has been calculated using the average shares method.
(5)	Amount represents less than $0.005 per share or less than 0.005%.
(6)	Class B and C shares of the PL Money Market Fund were converted to Class A shares on June 29, 2005.
(7)	Prior to October 1, 2005, the PL Small-Cap Growth Fund was named the PF AIM Aggressive Growth Fund.
(8)	Prior to May 1, 2006, the PL International Value Fund was named PF Lazard International Value Fund.
(9)	Effective July 1, 2008, the PL Mid-Cap Value Fund changed its name to PL Mid-Cap Equity Fund.

(10)	Prior to January 1, 2006, the PL Large-Cap Growth Fund was named the PF AIM Blue Chip Fund.
(11)	Prior to January 1, 2004, the PL International Large-Cap Fund was named the PF MFS Global Growth Fund.
(12)	Operations commenced on June 29, 2007.
(13)	Prior to May 1, 2003, the PL Comstock Fund was named the PF Janus Strategic Value Fund.
(14)	Prior to May 1, 2003, the PL Mid-Cap Growth Fund was named the PF MFS Mid-Cap Growth Fund.

85

WHERE TO GO FOR MORE INFORMATION
You’ll find more information about Pacific Life Funds in the following documents:
Annual, semi-annual and quarterly reports – Pacific Life Funds’ annual report lists the holdings of the funds (or a summary of holdings), describes fund performance, includes audited financial statements and tells you how investment strategies and fund performance have responded to recent market conditions and economic trends. Pacific Life Funds’ semi-annual report lists the holdings of the funds (or a summary of the holdings) and includes unaudited financial statements. The Pacific Life Funds’ quarterly reports provide a list of each fund’s holdings.
Statement of Additional Information (SAI) – The SAI contains detailed information about each fund’s investments, strategies and risks and a full description of Pacific Life Funds’ policies and procedures regarding the selective disclosure of fund holdings. The SAI is considered to be part of this prospectus because it is incorporated herein by reference.
How to obtain documents
The documents above, once filed, are available on Pacific Life Funds’ website. You may also call or write for a free copy of these documents. You can also obtain these documents, reports and other information by contacting the SEC. The SEC may charge you a fee for this information.
Holdings information
Pacific Life Funds’ unaudited portfolio holdings information can be found on its website. Month-end portfolio holdings for funds are generally posted approximately three to five business days following month-end. There may be an additional delay for certain funds, as indicated on the website. Holdings information will remain available on the website until the next period’s information is posted. This information can be found at www.PacificLife.com, within the Pacific Life Funds’ prospectus information section, under Additional Pacific Life Funds Information.
How to contact Pacific Life Funds
If you have any questions about any of the funds, contact:
Regular mail: Pacific Life Funds, P.O. Box 9768, Providence, RI 02940-9768
Express mail: Pacific Life Funds, 101 Sabin Street, Pawtucket, RI 02860
Phone: 1-800-722-2333 (select Option 2)
Website: www.PacificLife.com
How to contact the SEC
Regular mail: Public Reference Room of the SEC, 100 F Street, N.E. Washington, D.C. 20549-0102
E-mail: publicinfo@sec.gov
Phone: 1-800-SEC-0330
Website: Visit the EDGAR database at: www.sec.gov
Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling the Commission at 1-202-551-8090. In addition, information about Pacific Life Funds (including the SAI) can be reviewed and copied at the Public Reference Room. After paying a duplicating fee, you may make an electronic request for copies of this information.
FINRA BrokerCheck
The Financial Industry Regulatory Authority (FINRA) provides investor protection education through its website and printed materials. The FINRA website address is www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck may be obtained from FINRA. The FINRA BrokerCheck hotline number is (800) 289-9999. FINRA does not charge a fee for BrokerCheck services.
SEC file number 811-10385

STATEMENT OF ADDITIONAL INFORMATION

Dated July 1, 2008

     Pacific Life Funds is an open-end investment management company and consists of 23 investment funds (each a “Fund” and collectively the “Funds”).

PORTFOLIO OPTIMIZATION FUNDS

Class A, B, C and R Shares

PL Portfolio Optimization Conservative Fund*
PL Portfolio Optimization Moderate-Conservative Fund*
PL Portfolio Optimization Moderate Fund*
PL Portfolio Optimization Moderate-Aggressive Fund*
PL Portfolio Optimization Aggressive Fund*

UNDERLYING FUNDS

Class A Shares (available to investors in Class A, B, or C shares)

PL Money Market Fund**

Class A Shares (only available for investment by the Portfolio Optimization Funds)

PL Floating Rate Loan Fund*
PL Small-Cap Value Fund**
PL Main Street® Core Fund**
PL Emerging Markets Fund**

Class A Shares (not available to new investors after December 31, 2006)

PL Small-Cap Growth Fund**
PL International Value Fund**
PL Large-Cap Value Fund**
PL Short Duration Bond Fund**
PL Growth LT Fund**
PL Mid-Cap Equity Fund (formerly called PL Mid-Cap Value Fund)**
PL Large-Cap Growth Fund**
PL International Large-Cap Fund**
PL Managed Bond Fund**
PL Inflation Managed Fund**
PL Comstock Fund*
PL Mid-Cap Growth Fund*
PL Real Estate Fund*

 *Classified as non-diversified

**Classified as diversified

     This Statement of Additional Information (SAI) relates to Class A, B, C and R shares, as applicable, and is intended to supplement the information provided in the Class A, B, C and R shares Prospectus dated July 1, 2008, and any supplements thereto (the Prospectus) and has been filed with the Securities and Exchange Commission (SEC) as part of the Pacific Life Funds’ Registration Statement. Investors should note, however, that this SAI is not itself a prospectus and should be read carefully in conjunction with the Prospectus and retained for future reference. The entire content of this SAI is incorporated by reference into the Prospectus. A copy of the Prospectus may be obtained free of charge from an authorized dealer or by writing to Pacific Life Funds at the below address.

Distributor:	Fund information:
Pacific Select Distributors, Inc.	Pacific Life Funds
700 Newport Center Drive	P.O. Box 9768
P.O. Box 9000	Providence, RI 02940-9768
Newport Beach, CA 92660	1-800-722-2333
Internet website: www.PacificLife.com

TABLE OF CONTENTS

INTRODUCTION	1

ADDITIONAL INVESTMENT POLICIES OF PACIFIC LIFE FUNDS	1
PL Money Market Fund	1
PL Small-Cap Growth Fund	2
PL International Value Fund	3
PL Large-Cap Value Fund	3
PL Short Duration Bond Fund	4
PL Floating Rate Loan Fund	4
PL Growth LT Fund	5
PL Mid-Cap Equity Fund (formerly called PL Mid-Cap Value Fund)	5
PL Large-Cap Growth Fund	6
PL International Large-Cap Fund	6
PL Small-Cap Value Fund	7
PL Main Street® Core Fund	7
PL Emerging Markets Fund	7
PL Managed Bond Fund	8
PL Inflation Managed Fund	9
PL Comstock Fund	9
PL Mid-Cap Growth Fund	10
PL Real Estate Fund	10
Diversification Versus Non-Diversification	11

SECURITIES AND INVESTMENT TECHNIQUES	12
U.S. Government Securities	12
Inflation-Indexed Bonds	12
Real Estate Investment Trusts	13
Mortgages and Mortgage-Related Securities	14
Mortgages (Directly Held)	14
Mortgage Pass-Through Securities	15
GNMA Certificates	15
FNMA and FHLMC Mortgage-Backed Obligations	16
Collateralized Mortgage Obligations (CMOs)	16
FHLMC Collateralized Mortgage Obligations	16
Other Mortgage-Related Securities	17
CMO Residuals	17
Inverse Floaters and Planned Amortization Class Certificates	18
Stripped Mortgage-Backed Securities	18
Mortgage Dollar Rolls	19
Other Asset-Backed Securities	19
Collateralized Debt Obligations (CDOs)	19
Linked Securities	20
Equity-Linked, Debt Linked and Index-Linked Securities	20
Currency-Indexed Securities	20
Event-Linked Bonds	20
Zero Coupon, Deferred Interest, Step Coupon and Payment-In-Kind Bonds	21
High Yield Bonds	21
Risks of Investing in Obligations of Stressed, Distressed and Bankrupt Issuers	22
Participation on Creditors Committees	23
Bank Obligations	23
Delayed Funding Loans and Revolving Credit Facilities	24
Loan Participations and Assignments	25
Municipal Securities	27
Corporate Debt Securities	28
Tender Option Bonds	28
Variable and Floating Rate Securities	28
Custodial Receipts Trust Certificates	29

i

Commercial Paper	29
Convertible Securities	30
Duration	31
Repurchase Agreements	32
Borrowing	33
Reverse Repurchase Agreements and Other Borrowings	33
Firm Commitment Agreements and When-Issued or Delayed Delivery Securities	34
Loans of Fund Securities	34
Short Sales	34
Short Sales Against the Box	35
Illiquid and Restricted Securities (including Private Placements)	35
Small Capitalization Stocks	36
Precious Metals-Related Securities	36
Foreign Securities	36
Investments in Other Investment Company Securities	38
SPDRs	39
OPALs	39
iShares	39
Derivatives	40
Foreign Currency Transactions and Forward Foreign Currency Contracts	41
Options	42
Purchasing and Writing Options on Securities	42
Purchasing and Writing Options on Stock Indexes	44
Risks of Options Transactions	44
Spread Transactions	45
Yield Curve Options	45
Options on Foreign Currencies	46
Futures Contracts and Options on Futures Contracts	47
Futures on Securities	48
Interest Rate Futures	48
Stock Index Futures	48
Currency Futures	49
Futures Options	49
Options on Currency Futures	49
Limitations	49
Risks Associated with Futures and Futures Options	50
Foreign Currency Futures and Options Thereon	51
Swap Agreements and Options on Swap Agreements	52
Risks of Swap Agreements	53
Hybrid Instruments	54
Structured Investments	54
Warrants and Rights	55

INVESTMENT RESTRICTIONS	55
Fundamental Investment Restrictions	55
Nonfundamental Investment Restrictions	56

ORGANIZATION AND MANAGEMENT OF PACIFIC LIFE FUNDS	58
Management Information	58
Interested Persons	58
Independent Trustees	62
Board of Trustees	63
Committees	63
Equity Ownership of Trustees	64
Retirement Policy for Independent Trustees	65
Deferred Compensation Agreement	65
Compensation	65
Investment Adviser	66

Other Expenses of Pacific Life Funds	70

INFORMATION ABOUT THE FUND MANAGERS	70
Fund Management Firms	70
Fund Management Fee Schedules	73
Fund Management Fees Paid or Owed	75
Compensation Structures and Methods	75
Other Accounts Managed	87
Material Conflicts of Interest	90
Beneficial Interest of Fund Managers	99

FUND TRANSACTIONS AND BROKERAGE	99
Investment Decisions	99
Brokerage and Research Services	99
Portfolio Turnover	102
Disclosure of Fund Holdings	103
NET ASSET VALUE	104

DISTRIBUTION OF FUND SHARES	106
Distributor and Multi-Class Plan	106
Initial Sales Charge and Contingent Deferred Sales Charge	107
Distribution and/or Servicing Plans for Class A, Class B, Class C, and Class R Shares	109
Distribution and Servicing Arrangements	113
Purchases, Redemptions and Exchanges	114
PERFORMANCE INFORMATION	116
TAXATION	117
Distributions	118
Sales of Shares	119
Backup Withholding	120
Options, Futures and Forward Contracts, and Swap Agreements	120
Short Sales	121
Passive Foreign Investment Companies	121
Foreign Currency Transactions	121
Foreign Taxation	122
Original Issue Discount and Market Discount	122
Constructive Sales	123
Non-U.S. Shareholders	123
Other Taxation	124

OTHER INFORMATION	124
Individual Retirement Accounts	124
Administrative Services	124
Transfer Agency and Custody Services	126
Concentration Policy	127
Capitalization	127
Shareholder and Trustee Liability	127
Control Persons and Principal Holders of Securities	127
Voting Rights	130
Independent Registered Public Accounting Firm	130
Counsel	130
Code of Ethics	130
Proxy Voting Policies and Procedures	131
Registration Statement	131
Financial Statements	131

APPENDICES
Description of Bond Ratings	Appendix A
Description of Proxy Voting Policies and Procedures for each Fund Manager:
Pacific Asset Management (PAM)	Appendix B

Alger	Appendix C
AllianceBernstein	Appendix D
ClearBridge	Appendix E
Goldman Sachs	Appendix F
Highland Capital	Appendix G
Janus	Appendix H
Lazard	Appendix I
Loomis Sayles	Appendix J
MFS	Appendix K
NFJ	Appendix L
Oppenheimer	Appendix M
PIMCO	Appendix N
Van Kampen	Appendix O

INTRODUCTION

      This SAI is designed to elaborate upon information contained in the Prospectus, including the discussion of certain securities and investment techniques. The more detailed information contained herein is intended solely for investors who have read the Prospectus and are interested in a more detailed explanation of certain aspects of the Pacific Life Funds’ securities and investment techniques.

ADDITIONAL INVESTMENT POLICIES OF PACIFIC LIFE FUNDS

      The investment objective and principal investment policies of each Fund are described in the Prospectus. The following descriptions and the information in the section “Investment Restrictions” provide more detailed information on investment policies that apply to each Fund, and are intended to supplement the information provided in the Prospectus. PLFA may in consultation with the relevant fund manager (the Manager), revise investment policies, strategies and restrictions for a Fund other than fundamental policies of a Fund. Any percentage limitations noted, unless otherwise specified, are based on market value at the time of investment. If net assets are not specified, then percentage limits refer to total assets. Net assets are assets in each Fund, minus any liabilities. Total assets are equal to the fair value of securities owned, cash, receivables, and other assets before deducting liabilities.

      The Portfolio Optimization Funds normally invest all of their assets in Class A shares of other Pacific Life Funds, as described in the Prospectus. The Pacific Life Funds, other than the Portfolio Optimization Funds, may be referred to herein as the “Underlying Funds.”

      Unless otherwise noted, a Fund may invest up to 5% of its net assets in any type of security investment or strategy not specifically noted or prohibited in the Prospectus or this SAI that the Adviser or Manager reasonably believes is compatible with the investment objectives and policies of that Fund, except that the Portfolio Optimization Funds will limit their investments to shares of the Underlying Funds, U.S. government securities (see description within this SAI, hereinafter referred to as U.S. Government Securities) and short-term debt instruments, although the Portfolio Optimization Funds may invest in money market instruments, unaffiliated investment companies, and other securities for temporary defensive purposes or otherwise as deemed advisable by the Adviser to the extent permissible under existing or future rules of the SEC.

      Unless otherwise noted, a Fund (other than the Portfolio Optimization Funds) may lend up to 33 1/3% of its assets to broker/dealers and other financial institutions to earn income, may borrow money for administrative or emergency purposes, may invest in restricted securities, and may invest up to 15% of its net assets in illiquid securities (up to 10% for the PL Money Market Fund).

PL Money Market Fund

Class A shares of this Fund are available to investors in Class A, B or C shares.

      In addition to the securities and investment techniques described in the Prospectus, the Fund may also invest in: firm commitment agreements; when-issued securities; short-term corporate debt securities (including U.S. dollar-denominated debt securities of foreign issuers and obligations of government and international agencies); mortgage-related securities; commercial paper; bank obligations; variable and floating rate securities; savings and loan obligations; and repurchase agreements involving these securities. The Fund may also invest in restricted securities and up to 10% of its net assets in illiquid securities.

      The Fund may not engage in futures contracts and options on futures contracts or purchase, write, or sell options on securities. The Fund may invest only in U.S. dollar-denominated securities that present minimal credit risk. The Manager shall determine whether a security presents minimal credit risk under procedures adopted by the Fund’s Board of Trustees that conform to SEC rules for money market funds. In addition, the Fund is subject to diversification and portfolio maturity standards applicable to money market funds under SEC rules.

      A money market instrument will be considered to be highest quality if (1) the instrument (or other comparable short-term instrument of the same issuer) is rated at the date of investment in the highest rating categories, (i.e., Prime-1 by Moody’s Investor Service, Inc. (Moody’s) or A-1 by Standard and Poor’s Rating Services (S&P)) by (i) any two nationally recognized statistical rating organizations (NRSROs) or, (ii) if rated by only one NRSRO, by that NRSRO; or (2) (i) the security is unrated, or (ii) the issuer’s other securities have a long-term rating from any NRSRO within the three highest rating categories (i.e. Aaa, Aa or A by Moody’s, or AAA, AA or A by S&P), and in either case the security to be purchased is considered to be of equivalent quality as determined by the Manager to a security in the highest rating category; or (3) it is a U.S. Government Security. The Fund may not invest more than 5% of its assets, measured at the time of investment, in securities of any one issuer that are of the highest quality, except that this limitation shall not apply to U.S. Government Securities and repurchase agreements thereon and securities subject to certain guarantees. This limitation is subject to a temporary exception for up to 25% of the Fund’s assets. For more information on diversification, see “Diversification Versus Non-Diversification.”

      With respect to 5% of its assets, measured at the time of investment, the Fund may also invest in money market instruments that are in the second-highest rating category for short-term debt obligations (i.e., rated Prime-2 by Moody’s or A-2 by S&P). A money market instrument will be considered to be in the second-highest rating category under the criteria described above with respect to instruments considered highest quality, as applied to instruments in the second-highest rating category. The Fund may not invest more than the greater of 1% of its assets or $1,000,000, measured at the time of investment, in securities of any one issuer that are in the second-highest rating category.

      The quality of securities subject to guarantees may be determined based solely on the quality of the guarantee. Additional eligibility restrictions apply with respect to guarantees and demand features. In addition, securities subject to guarantees not issued by a person in a control relationship with the issuer of such securities are not subject to the preceding diversification requirements. However, the Fund must generally, with respect to 75% of its assets, invest no more than 10% of its assets in securities issued by or subject to guarantees or demand features from the same entity.

      In the event that an instrument acquired by the Fund is downgraded or otherwise ceases to be of the quality that is eligible for the Fund, the Manager, under procedures approved by the Board of Trustees, shall promptly reassess whether such security presents minimal credit risk and determine whether or not to retain the instrument. The Fund’s investments are limited to securities that mature within 397 calendar days or less from the date of purchase (a repurchase agreement, unless subject to a demand feature, should be deemed to have a maturity equal to the period remaining until the date on which the repurchase of the underlying securities is scheduled to occur).

PL Small-Cap Growth Fund

This Fund is not available to new investors after December 31, 2006.

      In addition to the investment policies and techniques described in the Prospectus, the Fund may also invest a portion of its assets in: high-quality money market instruments; mortgage-related and asset-backed securities; convertible securities; repurchase agreements and reverse repurchase agreements; small-capitalization stocks; American Depositary Receipts (ADRs); U.S. Government Securities and securities issued by its agencies or instrumentalities; U.S. dollar-denominated obligations of foreign governments, foreign government agencies and international agencies; variable and floating rate securities; firm commitment agreements; warrants and rights; when-issued securities; and securities of foreign issuers traded in the U.S. securities markets and outside the U.S. (including commercial paper).

      The Fund may invest in U.S. dollar-denominated corporate debt securities of domestic issuers (including U.S. dollar-denominated debt securities of foreign issuers) and debt securities of foreign issuers denominated in foreign currencies rated Baa or better by Moody’s or BBB or better by S&P, or, if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager. For more information on the risks of such securities see “Description of Bond Ratings” in Appendix A.

      Bank obligations of foreign banks (including U.S. branches of foreign banks) in which the Fund may invest must, at the time of investment (i) have more than $10 billion, or the equivalent in other currencies, in total assets; (ii) in terms of assets be among the 75 largest foreign banks in the world; (iii) have branches or agencies (limited purpose of which do not offer all banking services) in the U.S.; and (iv) in the opinion of the Manager, be of an investment quality comparable to obligations of U.S. banks in which the Fund may invest.

      In pursuing its investment objectives, the Fund may also invest in derivatives to try to hedge against market or security exposure or to otherwise help achieve its investment goal. Such derivatives may include purchasing put and call options on securities and securities indexes and writing covered call and secured put options. The Fund may also purchase and sell stock index futures contracts and options thereon. The Fund may buy or sell foreign currencies on a spot (cash) basis and enter into forward foreign currency contracts or purchase and write options on foreign currencies or foreign currency futures contracts and purchase and write options thereon. The Fund may trade futures contracts and options on futures contracts not only on U.S. domestic markets, but also on exchanges located outside of the U.S. The Fund may also engage in short sales against the box.

PL International Value Fund

This Fund is not available to new investors after December 31, 2006.

      In addition to the investment policies and techniques described in the Prospectus, the Fund may invest up to 5% of its assets in debt securities that are rated below investment grade, or if not rated, of equivalent quality as determined by the Manager. For more information on the risks of such securities, see “Description of Bond Ratings” in Appendix A and the discussion under “High Yield Bonds.” The Fund may also invest in: convertible securities; depositary receipts including ADRs, Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs); rights and warrants; instruments of supranational entities denominated in foreign currencies; securities of multinational companies, and semi-governmental securities; nonconvertible fixed income securities denominated in foreign currencies; firm commitment agreements which may include purchases on a when-issued basis, purchases or sales on a delayed delivery basis; small-capitalization stocks, variable and floating rate securities, U.S. Government Securities; bank obligations; futures contracts and options on futures contracts with respect to securities, indexes, and currencies; currency swaps and forward currency exchange contracts; and repurchase agreements. The Fund’s investments in convertible securities are not subject to the limitations described in the section “Bank Obligations.” The Fund may engage in foreign currency transactions, purchase securities on margin, and engage in short sales and short sales against the box.

      The Fund may also purchase and sell financial futures contracts, stock index futures contracts, securities futures contracts and foreign currency futures contracts and options thereon. The Fund may trade futures contracts and options on futures contracts not only on U.S. domestic markets, but also on exchanges located outside of the U.S. and may purchase and write put and call options on foreign currencies and stock indexes. The Fund may also invest in U.S. dollar-denominated corporate debt securities of domestic issuers and foreign issuers, and debt securities of foreign issuers denominated in foreign currencies, rated Baa or better by Moody’s or BBB or better by S&P, or, if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager. For more information on the risks of such securities, see “Description of Bond Ratings” in Appendix A.

PL Large-Cap Value Fund

This Fund is not available to new investors after December 31, 2006.

      In addition to the investment policies and techniques described in the Prospectus, the Fund may invest a portion of its assets in: short-term fixed income securities, such as repurchase agreements, commercial paper, U.S. Government Securities, bank obligations, and cash or cash equivalents, to meet operating expenses, to serve as collateral in connection with certain investment techniques, or to meet anticipated redemption requests. The Fund is also permitted to invest in: mortgage-related securities; small-capitalization stocks; unseasoned issuers; equity Real Estate Investment Trusts (REITs); ADRs; Yankee bonds and other foreign securities quoted in U.S. dollars; variable and floating rate securities; firm commitment agreements; when-issued securities; and illiquid securities. The Fund may invest without limit in high yield convertible securities, and may, from time to time, invest up to 5% of its net assets in high yield nonconvertible debt securities. The

Fund may also invest up to 5% of its assets (no limit on below investment grade convertible securities) in debt securities rated lower than Baa by Moody’s or BBB by S&P, or if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager. For more information on the risks of such securities, see “Description of Bond Ratings” in Appendix A and the discussion under “High Yield Bonds.” The Fund may engage in short sales against the box.

      The Fund may purchase and write put and call options (including caps, collars and floors) on securities and securities indexes and enter into or engage in the following: stock, index and currency futures contracts (including foreign currency) and purchase and write options thereon; forward currency contracts; foreign currency transactions; and purchase and write options on currencies. The Fund may enter into futures contracts and futures options which are standardized and traded on a U.S. exchange, board of trade, or similar entity. The Fund may trade futures contracts and options on futures contracts not only on U.S. domestic markets, but also on exchanges located outside of the U.S. The Fund may also engage in swaps.

PL Short Duration Bond Fund

This Fund is not available to new investors after December 31, 2006.

      In addition to the investment policies and techniques described in the Prospectus, the Fund may also invest in: adjustable rate mortgage loans (ARMs) and real estate mortgage investment conduits (REMICs); asset-backed securities (including but not limited to those issued or guaranteed by U.S. government agencies, instrumentalities or sponsored entities); zero coupon bonds; deferred interest bonds; payment-in-kind bonds (PIKs); variable and floating rate securities; when issued or delayed delivery securities; Yankee bonds, see “Foreign Securities”; Eurobonds; and preferred stock. The Fund may only invest in debt securities rated at least Baa by Moody’s or BBB by S&P, or if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager. In the event that a security owned by the Fund is downgraded to below Baa or BBB rating, the Fund may nonetheless retain the security. For more information on the risks of such securities, see “Description of Bond Ratings” in Appendix A and the discussion under “High Yield Bonds.” The Fund may engage in short sales against the box.

      In addition to the derivatives described in the Prospectus, the Fund may also purchase and write (covered) put and call options on any security in which it may invest, on any securities index consisting of securities in which it may invest and on yield curve options. The Fund may also engage in various futures contracts and swap agreements and purchase and write (sell) put and call options thereon.

PL Floating Rate Loan Fund

This Fund is only available for investment by the Portfolio Optimization Funds.

      The Fund is classified as a non-diversified fund.

      In addition to the investment policies and techniques described in the prospectus, the Fund may also invest in: (i) junior debt securities (in limited circumstances) acquired in connection with the Fund’s investments in senior loans; and (ii) short-term debt securities with remaining maturities of one year or less. Short-term securities may include commercial paper rated at least BBB, A-3 or higher by S&P or Baa, P-3 or higher by Moody’s (or if unrated, determined by the Manager to be of comparable quality), interests in short-term loans and short-term loan participations of borrowers having short-term debt obligations rated or a short-term credit rating at least in such rating categories (or if having no such rating, determined by the Manager to be of comparable quality), certificates of deposit and bankers’ acceptances and securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. Such short-term securities may pay interest at rates that are periodically redetermined or may pay interest at fixed rates. For more information on the risks of such securities, see “Description of Bond Ratings” in Appendix A and the discussion under “High Yield Bonds”.

      The Fund may not purchase a put or call option if the aggregate premiums paid for all put and call options then held exceed 20% of its net assets (less the amount by which any such positions are in-the-money), excluding put and call options purchased as closing transactions.

      The Fund’s investment in structured notes includes “total rate of return swaps” with rates of return determined by reference to the total rate of return on one or more loans referenced in such notes. The rate of return on the structured notes may be determined by applying a multiplier to the rate of total return on the referenced loan or loans. Application of a multiplier is comparable to the use of financial leverage, which is a speculative technique. Leverage magnifies the potential for gain and the risk of loss, because a relatively small decline in the value of a referenced note could result in a relatively large loss in the value of a structured note.

      The Fund will not hold more than 5% of the value of its assets in reverse repurchase agreements as of the time the agreement is entered into. In addition, the Fund will not invest in loans that would require the Fund to make any additional investments in connection with future advances if such commitments would exceed 20% of the Fund’s assets or would cause the Fund to fail to meet the diversification requirements.

PL Growth LT Fund

This Fund is not available to new investors after December 31, 2006.

      In addition to the investment policies and techniques described in the Prospectus, the Fund may also invest in: warrants, however, not more than 10% of the market value of its assets (at the time of purchase) may be invested in warrants other than warrants acquired in units or attached to other securities; preferred stocks; certificates of deposit; mortgage-related and asset-backed securities; commercial paper; U.S. Government Securities; rights; bank obligations (including certain foreign bank obligations); U.S. dollar-denominated obligations of foreign governments, foreign government agencies and international agencies; convertible securities; variable and floating rate securities; firm commitment agreements; when-issued securities; repurchase agreements; and reverse repurchase agreements. The Fund may also invest in small capitalization stocks; U.S. dollar-denominated corporate debt securities of domestic issuers and debt securities of foreign issuers denominated in foreign currencies rated Baa or better by Moody’s or BBB or better by S&P, or, if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager. The Fund may also invest up to 10% of its assets in bonds rated lower than Baa by Moody’s or BBB by S&P, or if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager. For more information on the risks of such securities, see “Description of Bond Ratings” in Appendix A and the discussion under “High Yield Bonds.” The Fund may also invest in money market funds, including those managed by Janus, as a means of receiving a return on cash, pursuant to an exemptive order received by Janus from the SEC.

      The Fund is also permitted to invest in equity securities of foreign issuers if such a security is listed on a U.S. exchange. In addition, the Fund may purchase ADRs, EDRs, GDRs, and other types of receipts evidencing ownership of the underlying foreign securities. The Fund may purchase securities on margin and may engage in the purchase and writing of put and call options on securities, stock indexes, and foreign currencies. In addition, the Fund may purchase and sell interest rate, stock index, and foreign currency futures contracts and options thereon. The Fund may trade futures contracts and options on futures contracts not only on U.S. domestic markets, but also on exchanges located outside of the U.S. The Fund may also engage in forward foreign currency contracts and foreign currency transactions.

PL Mid-Cap Equity Fund (formerly called PL Mid-Cap Value Fund)

This Fund is not available to new investors after December 31, 2006.

      In addition to the investment policies and techniques described in the Prospectus, the Fund may also invest in: preferred stocks; securities convertible into or exchangeable for common stocks; forward foreign currency contracts; repurchase agreements; reverse repurchase agreements; ADRs; GDRs; firm commitment agreements; when-issued securities; and up to 5% of its assets in rights. The Fund may invest in warrants; however, not more than 10% of the market value of its assets may be invested in warrants other than warrants acquired in units or attached to other securities. The Fund may purchase securities on margin and may invest a portion of its assets in investment grade debt securities, including: U.S. Government Securities; commercial paper; mortgage-related securities; variable and floating rate securities; other short-term bank obligations; and U.S. dollar-denominated corporate debt securities (including U.S. dollar-denominated debt securities of foreign issuers, certain foreign bank and government obligations, foreign government and international agencies).

      The Fund may also purchase and write put and call options on securities, stock indexes and foreign currencies and may purchase cash-settled options on interest rate swaps and equity index swaps. The Fund may enter into interest rate, interest rate index, and currency exchange rate swap agreements and purchase and sell options thereon. In addition, the Fund may purchase or sell futures contracts on securities, stock indexes, and currency, and options thereon. The Fund may engage in foreign currency transactions: (1) to fix in U.S. dollars the value of a security the Fund has agreed to buy or sell between the trade and settlement dates; and (2) to hedge the U.S. dollar value of securities the Fund already owns. The Fund will enter into futures contracts and futures options which are standardized and traded on a U.S. exchange, board of trade, or similar entity. The Fund may also trade futures contracts and options on futures contracts not only on U.S. domestic markets, but also on exchanges located outside of the U.S. The Fund may also invest in equity REITs.

PL Large-Cap Growth Fund

This Fund is not available to new investors after December 31, 2006.

      In addition to the investment policies and techniques described in the Prospectus, the Fund may invest a portion of its assets in: preferred stocks, convertible securities, corporate debt securities, bankers’ acceptances, commercial paper, equity and/ or debt REITs, U.S. Government Securities and securities issued by its agencies or instrumentalities, repurchase agreements, warrants, securities issued on a when-issued or delayed delivery basis up to 10% of its assets in convertible securities, although the Fund will not invest in nonconvertible corporate debt securities rated Ba or lower by Moody’s or BB or lower by S&P, or if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager. For more information on the risks of such securities, see “Description of Bond Ratings” in Appendix A. The Fund may also engage in short sales against the box.

      The Fund may also use forward contracts, futures contracts (including interest rate, currency or stock index futures), and purchase and write covered options on securities, indexes, currencies, and futures contracts to attempt to hedge against the overall level of investment and currency risk associated with its investments.

      The Fund will not purchase options if, at the time of the investment, the aggregate premiums paid for the options will exceed 5% of the Fund’s assets. The Fund may also engage in foreign currency transactions and forward currency contracts. The Fund will not write options if, immediately after such sale, the aggregate value of securities or obligations underlying the outstanding options exceed 20% of the Fund’s assets. The Fund may also engage in foreign currency transactions and forward currency contracts.

      The Fund may borrow from banks and broker/dealers. However, the Fund may not borrow for leveraging, but may borrow for temporary or emergency cash purposes in anticipation of or in response to adverse market conditions, or for cash management purposes.

PL International Large-Cap Fund

This Fund is not available to new investors after December 31, 2006.

      In addition to the investment policies and techniques described in the Prospectus, the Fund may also invest in: warrants and rights; repurchase agreements; other investment companies (open-end and/or closed-end funds); and short-term instruments, including U.S. Government Securities; commercial paper and bank obligations.

      In addition to the derivatives described in the Prospectus, the Fund may also engage in foreign currency transactions and forward foreign currency contracts. The Fund may also engage in the purchase and writing of put and call options on foreign currencies, futures contracts, securities and stock indexes.

PL Small-Cap Value Fund

This Fund is only available for investment by the Portfolio Optimization Funds.

      In addition to the investment policies and techniques described in the Prospectus, the Fund may also invest in: preferred stock; convertible securities; U.S. government securities; ADRs; bank obligations; variable and floating rate securities; when issued or delayed delivery securities; loan participations; warrants; and commercial paper. The Fund may also invest in corporate debt securities (including U.S. dollar or foreign currency denominated corporate debt of domestic or foreign issuers); mortgage-related securities; asset-backed securities; and money market instruments. The Fund may also invest in debt securities rated lower than Baa by Moody’s or BBB by S&P, or if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager. For more information on the risks of such securities, see the “Description of Bond Ratings” in Appendix A and the discussion under “High Yield Bonds.” The Fund may engage in short sales against the box. Additionally, the Fund may invest up to 10% of its assets in REITs and real estate operating companies (REOCs).

      The Fund may also purchase and write (covered) put and call options on securities; stock indexes; foreign currency; futures contracts and other financial instruments provided that the premiums paid on all options do not exceed 5% of its total assets.

PL Main Street Core Fund

This Fund is only available for investment by the Portfolio Optimization Funds.

      In addition to the investment policies and techniques described in the Prospectus, the Fund may also invest in high yield and convertible bonds; repurchase agreements; equity-linked and index-linked securities; rights; firm commitment agreements; when-issued securities; and other fixed income securities including, but not limited to high yield/high risk debt securities. The Fund may invest in warrants; however, not more than 10% of the market value of its assets may be invested in warrants other than warrants acquired in units or attached to other securities. The Fund is also permitted to invest in U.S. dollar-denominated corporate debt securities of domestic issuers and debt securities of foreign issuers denominated in foreign currencies. The Fund may also invest in debt securities rated lower than Baa by Moody’s or BBB by S&P, or if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager. For more information on the risks of such securities, see “Description of Bond Ratings” in Appendix A and the discussion under “High Yield Bonds.”

      To invest temporary cash balances, to maintain liquidity to meet redemptions or expenses, or for temporary defensive purposes, the Fund may invest in: money market instruments, including U.S. Government Securities short-term bank obligations rated in the highest two rating categories by Moody’s or S&P, or, if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager; certificates of deposit; time deposits; loans or credit agreements; bankers’ acceptances; short-term debt obligations of savings and loan institutions; and commercial paper and corporate obligations, including variable and floating rate securities that are issued by U.S. and foreign issuers and that are rated in the highest two rating categories by Moody’s or S&P, or if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager.

      In addition to the derivatives described in the Prospectus, the Fund may also purchase and write put and call options on securities and stock indexes and may purchase or sell stock index futures contracts and options thereon. The Fund will only enter into futures contracts and futures options that are standardized and traded on a U.S. exchange, board of trade, or similar entity.

PL Emerging Markets Fund

This Fund is only available for investment by the Portfolio Optimization Funds.

      In addition to the investment policies and techniques described in the Prospectus, the Fund may also invest in: U.S. Government Securities; high quality debt securities; money market obligations; and cash to meet cash flow needs or if the U.S. government ever imposes restrictions on foreign investing. Such money market obligations may include short-term corporate or U.S. government obligations and bank certificates of deposit. The Fund may also invest in: nonconvertible fixed income securities denominated in foreign currencies; small capitalization stocks; equity index swap agreements; equity-linked securities. ADRs; GDRs, EDRs, or other securities convertible into equity securities of U.S. or foreign issuers; variable and floating rate securities; warrants and rights; preferred stock; repurchase agreements; reverse repurchase agreements; firm commitment agreements; and when-issued securities. The Fund is also permitted to invest in other investment companies, including Optimized Portfolios as Listed Securities (OPALS). The debt securities (including commercial paper, foreign government and international agencies) and money market obligations in which the Fund invests may be issued by U.S. and foreign issuers and may be denominated in U.S. dollars or foreign currencies. The Fund may invest in corporate debt securities rated Baa or lower by Moody’s or BBB or lower by S&P (although it may not invest in securities rated C or lower), or, if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager. For more information on the risks of such securities, see “Description of Bond Ratings” in Appendix A and the discussion under “High Yield Bonds.”

      The Fund may use derivatives (including options, futures contracts and forward foreign currency contracts) to attempt to hedge against the overall level of investment and currency risk associated with its investments. Derivatives are also used to increase returns, to try to hedge against changes in interest rates or market declines, or to otherwise help achieve the Fund’s investment goal. Derivatives could increase a Fund’s volatility and reduce returns. The Fund may invest up to 5% of its assets in direct investments in Russia, excluding ADRs, GDRs, and EDRs.

PL Managed Bond Fund

This Fund is not available to new investors after December 31, 2006.

      In addition to the investment policies and techniques described in the Prospectus, the Fund may invest in: mortgage-related securities including collateralized mortgage obligations (CMOs) and mortgage-backed bonds; collateralized loan obligations (CLOs), collateralized debt obligations (CDOs), and collateralized bond obligations (CBOs); variable and floating rate debt securities; bank obligations; firm commitment agreements; when-issued securities; ADRs; emerging markets debt; Brady Bonds; U.S. dollar-denominated obligations of international agencies (such as the International Bank for Reconstruction and Development) or government agencies; and repurchase and reverse repurchase agreements. The Fund may engage in short sales and short sales against the box. The Fund may invest up to 5% of its net assets in event-linked bonds. In addition, the Fund may invest up to 10% of its assets in preferred stock.

      The Fund may also invest up to 10% of its assets in debt securities rated lower than Baa by Moody’s or BBB by S&P (although it may not invest in securities rated lower than B), or if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager. The Fund, except as provided above, may invest only in securities rated Baa or higher by Moody’s or BBB or higher by S&P or, if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager. The dollar-weighted average quality of all fixed income securities held by the Fund will be A or higher. In the event that a security owned by the Fund is downgraded to below a B rating, the Fund may nonetheless retain the security. For more information on the risks of such securities, see “Description of Bond Ratings” in Appendix A and the discussion under “High Yield Bonds.”

      In pursuing its investment objective, the Fund may purchase and write put and call options on securities; purchase and sell spread transactions with securities dealers; purchase and sell interest rate futures contracts and options thereon; and enter into interest rate, total return interest rate index, currency exchange rate swap agreements, purchase and write credit default swaps, and purchase and sell options thereon. The Fund may trade futures contracts and options on futures contracts not only on U.S. domestic markets, but also on exchanges located outside of the U.S. The Fund may also engage in foreign currency transactions and forward currency contracts; options on foreign currencies; and foreign currency futures and options thereon, in anticipation of or to protect itself against fluctuations in currency exchange rates with respect to investments in securities of foreign issuers. The Fund may also use foreign currency options and forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

PL Inflation Managed Fund

This Fund is not available to new investors after December 31, 2006.

      In addition to the investment policies and techniques described in the Prospectus, the Fund may invest in: mortgage-related securities including CMOs and mortgage-backed bonds; CLO, CDO, and CBOs; variable and floating rate debt securities; bank obligations; firm commitment agreements; when-issued securities; ADRs; emerging markets debt; Brady Bonds; U.S. dollar-denominated obligations of international agencies (such as the International Bank for Reconstruction and Development) or government agencies; and repurchase and reverse repurchase agreements. The Fund may engage in short sales and short sales against the box. The Fund may invest up to 5% of its net assets in event-linked bonds. In addition, the Fund may invest up to 10% of its assets in preferred stock.

      The Fund may also invest up to 10% of its assets in debt securities rated lower than Baa by Moody’s or BBB by S&P (although it may not invest in securities rated lower than B), or if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager. The Fund, except as provided above, may invest only in securities rated Baa or better by Moody’s or BBB or better by S&P or, if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager. The dollar-weighted average quality of all fixed income securities held by the Fund will be A or higher. In the event that a security owned by the Fund is downgraded to below a B rating, the Fund may nonetheless retain the security. For more information on the risks of such securities, see “Description of Bond Ratings” in Appendix A and the discussion under “High Yield Bonds.”

      In pursuing its investment objective, the Fund may purchase and write put and call options on securities; purchase and sell spread transactions with securities dealers; purchase and sell interest rate futures contracts and options thereon; and enter into interest rate, total return, interest rate index, currency exchange rate swap agreements and purchase and write credit default swaps, and purchase and sell options thereon. The Fund may trade futures contracts and options on futures contracts not only on U.S. domestic markets, but also on exchanges located outside of the U.S. The Fund may also engage in foreign currency transactions and forward currency contracts; options on foreign currencies; and foreign currency futures and options thereon, in anticipation of or to protect itself against fluctuations in currency exchange rates with respect to investments in securities of foreign issuers. The Fund may also use foreign currency options and forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

PL Comstock Fund

This Fund is not available to new investors after December 31, 2006.

      The Fund is classified as a non-diversified fund.

      In addition to the investment policies and techniques described in the Prospectus, the Fund may also invest in: commercial paper; certificates of deposit; repurchase agreements or other short-term debt obligations; pass-through securities, such as mortgage-backed securities, asset-backed securities and participation interests; municipal obligations; variable and floating rate securities; standby commitments; tender option bonds; inverse floaters; strip bonds; reverse repurchase agreements; up to 10% of its assets in zero coupon, PIK and step coupon bonds; and securities of other investment companies. The Fund is also permitted to invest up to 35% of its assets in bonds rated lower than Baa by Moody’s or BBB by S&P, or if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager. For more information on the risks of such securities see “Description of Bond Ratings” in Appendix A and the discussion under “High Yield Bonds.” The Fund may also engage in short sales against the box.

      In addition, the Fund may purchase and sell futures contracts on securities, interest rate indexes, foreign currencies, and options thereon, including Eurodollar instruments. The Fund may also enter into interest rate swaps, caps and floors on either an asset-based or a liability-based basis. The Fund may engage in forward contracts, forward foreign currency contracts, foreign currency transactions, and purchase and write options on foreign currencies. The Fund may also engage in the purchase and writing of put and call options on securities that are traded on U.S. and foreign securities exchanges and over-the-counter (OTC). The Fund may purchase and write options on the same types of securities that the Fund may purchase directly.

PL Mid-Cap Growth Fund

This Fund is not available to new investors after December 31, 2006.

      The Fund is classified as a non-diversified fund.

      In addition to the investment policies and techniques described in the Prospectus, the Fund may invest in: short-term instruments; commercial paper; open-end and closed-end funds; U.S. Government Securities; mortgage “dollar roll” transactions; variable and floating rate securities; repurchase agreements; securities issued on a when-issued basis; corporate debt securities; zero coupon bonds; deferred interest bonds; and PIK bonds, although the Fund will not invest more than 10% of its assets in lower rated debt securities (rated Ba or lower by Moody’s or BB or lower by S&P, or if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager), including foreign and domestic securities. For more information on the risks of such securities, see “Description of Bond Ratings” in Appendix A and the discussion under “High Yield Bonds.” The Fund may engage in short sales and short sales against the box.

      The Fund may engage in the purchase and writing of put and call options on foreign currencies, securities, and stock indexes. The Fund may also engage in futures contracts on foreign currencies, securities, and stock indexes, and may purchase and sell put and call options thereon. The Fund may also enter into forward contracts. In addition, the Fund will not invest more than 5% of its assets in unsecured debt obligations of issuers which, including predecessors, controlling persons, sponsoring entities, general partners and guarantors, have a record of less than three years’ continuous business operation or relevant business experience.

      The Fund may invest in, but is not currently anticipated to use: corporate asset-backed securities; mortgage-related securities (including CMOs, mortgage-backed securities, stripped mortgage-backed securities, pass-through securities); municipal bonds; indexed securities; structured products; inverse floating rate obligations and dollar-denominated foreign debt securities. In addition, the Fund may not invest in Brady Bonds; reverse repurchase agreements; reset options; yield curve options; swaps and related derivative instruments.

PL Real Estate Fund

This Fund is not available to new investors after December 31, 2006.

      The Fund is classified as a non-diversified fund.

      For purposes of the Fund’s investment policies, a company is principally engaged in the real estate industry if: (1) it derives at least 50% of its revenues or profits from the ownership, construction, management, financing or sale of residential, commercial or industrial real estate; or (2) it has at least 50% of the fair market value of its assets invested in residential, commercial, or industrial real estate.

      In addition to the investment policies and techniques described in the Prospectus, the Fund may invest in warrants; however, not more than 10% of the market value of its assets (at the time of purchase) may be invested in warrants other than warrants acquired in units or attached to other securities; and up to 10% of its assets in foreign securities (which may include EDRs and GDRs) including: U.S. dollar-denominated corporate debt securities, certain foreign bank obligations, and foreign government and intentional agencies. The Fund may buy and sell put and call options on securities and may purchase and sell futures contracts on interest rates and options thereon. The Fund may also invest in the following: ADRs; bank obligations; U.S. Government Securities; convertible securities; commercial paper; variable and floating rate securities; firm commitment agreements; when-issued securities; preferred stock; repurchase agreements; currency exchange rate swap agreements; interest rate derivative products, such as swaps (including interest rate index swaps), caps, collars and floors; and structured notes.

      Because of the PL Real Estate Fund’s policy of concentrating its investments in securities of REOCs and REITs, the Fund is significantly impacted by the performance of the real estate industry. In addition to general market conditions, the value of the Fund will be affected by the strength of the real estate markets, and is also subject to the risks associated with the direct ownership of real estate, including: declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increased competition; increases in property taxes and operating expenses, including insurance; changes in laws, including zoning law; losses due to costs resulting from the clean-up of environmental problems; liabilities to third parties for damages resulting from environmental problems; casualty or condemnation losses; limitations on rents; changes in neighborhood values and the appeal of properties to tenants; and changes in interest rates.

      Real property investments are subject to varying degrees of risk. The yields available from investments in real estate depend on the amount of income and capital appreciation generated by the properties. Income and real estate values may also be adversely affected by such factors as applicable laws (e.g., the Americans with Disabilities Act and tax laws), interest rate levels and the availability of financing. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of the real estate company to make payments of any interest and principal on its debt securities will be adversely affected. In addition, real property may be subject to the quality of credit extended and defaults by borrowers and tenants. The performance of the economy in each of the regions in which the investments owned by the Fund are located affects occupancy, market rental rates and expenses and, consequently, has an impact on the income from such properties and their underlying values. The financial results of major local employers may also have an impact on the cash flow and value of certain properties. In addition, real estate investments are relatively illiquid and, therefore, the ability of REITs and REOCs to vary their portfolios promptly in response to changes in economic or other conditions is limited. A REIT or REOC may also have joint venture investments in certain of its properties and, consequently, its ability to control decisions relating to such properties may be limited.

      In addition, properties are likely to be adversely affected if a significant tenant ceases operation, voluntarily or otherwise. Certain commercial properties may require their owner to expend significant amounts of capital for general and continuing capital improvements. The value and successful operation of certain commercial properties may be affected by a number of factors such as the location of the property, the ability of management to provide adequate maintenance and insurance, types of services provided by the property, the level of mortgage rates, presence of competing properties, the relocation of tenants to new projects with better amenities and adverse economic conditions in the locale.

Diversification Versus Non-Diversification

      Each Fund, other than the Portfolio Optimization Funds, PL Money Market Fund, PL Floating Rate Loan Fund, PL Comstock Fund, PL Mid-Cap Growth Fund, and PL Real Estate Fund, is diversified so that with respect to 75% of each such Fund’s assets, it may not invest in a security if, as a result of such investment (at time of such investment): (a) more than 5% of its assets would be invested in securities of any one issuer, or (b) it would hold more than 10% of the outstanding voting securities of any one issuer; except that these restrictions do not apply to U.S. Government Securities. The PL Money Market Fund is also diversified so that with respect to 100% of its assets, the Fund may not invest more than 5% of its assets in the securities of any one issuer, with the exception of U.S. Government Securities and securities subject to certain guarantees. In addition, the PL Money Market Fund may invest up to 25% of its assets in the top-rated securities of a single issuer for a period of up to three business days after acquisition of the security.

      The Portfolio Optimization Funds, PL Floating Rate Loan Fund, PL Comstock, PL Mid-Cap Growth, and PL Real Estate Funds are “non-diversified,” which means that the proportion of a Fund’s assets that may be invested in the securities of a single issuer is not limited by the Investment Company Act of 1940, as amended (1940 Act). However, there are certain Federal tax diversification requirements (for more information, see the “Taxation” section). Because non-diversified funds may invest in a smaller number of companies than a diversified fund, an investment in these funds may, under certain circumstances, present greater risk to an investor than an investment in a diversified fund. This risk includes greater exposure to potential poor earnings or default of fewer issuers than would be the case for a more diversified fund. Each non-diversified Fund reserves the right to become a diversified Fund by limiting the investments in which more than 5% of each Fund’s assets are invested. Being classified as a non-diversified Fund does not prevent a Manager from managing as though it were a diversified Fund.

SECURITIES AND INVESTMENT TECHNIQUES

      Unless otherwise stated in the Prospectus, many investment techniques, including various hedging techniques and techniques which may be used to help add incremental income, are discretionary. That means Managers may elect to engage or not to engage in the various techniques at their sole discretion. Hedging may not be cost-effective, hedging techniques may not be available when sought to be used by a Manager, or Managers may simply elect not to engage in hedging and have a Fund assume full risk of the investments. Investors should not assume that any Fund will be hedged at all times or that it will be hedged at all; nor should investors assume that any particular discretionary investment technique or strategy will be employed at all times, or ever employed.

      The investment techniques described below may be pursued directly by the Underlying Funds. As a general matter, the Portfolio Optimization Funds do not invest directly in securities. However, the Portfolio Optimization Funds are subject to the risks described below indirectly through their investment in the Underlying Funds.

U.S. Government Securities

      All Funds may invest in U.S. Government Securities. U.S. Government Securities are obligations of, or guaranteed by, the U.S. government, its agencies, or instrumentalities. Treasury bills, notes, and bonds are direct obligations of the U.S. Treasury and they differ with respect to certain items such as coupons, maturities, and dates of issue. Treasury bills have a maturity of one year or less. Treasury notes have maturities of one to ten years and Treasury bonds generally have a maturity of greater than ten years. Securities guaranteed by the U.S. government include federal agency obligations guaranteed as to principal and interest by the U.S. Treasury (such as Government National Mortgage Association (GNMA) certificates (described below) and Federal Housing Administration debentures). In guaranteed securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government, and thus they are of the highest credit quality. Such direct obligations or guaranteed securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, the U.S. government is obligated to or guarantees to pay them in full.

      Securities issued by U.S. government instrumentalities and certain federal agencies are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another: some are backed by specific types of collateral; some are supported by the issuer’s right to borrow from the U.S. Treasury; some are supported by the discretionary authority of the U.S. Treasury to purchase certain obligations of the issuer; others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to Federal National Mortgage Association, Federal Home Loan Bank, Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Financing Bank, Farm Credit Banks, and the Tennessee Valley Authority.

Inflation-Indexed Bonds

      Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index (CPI) accruals as part of a semiannual coupon. Although inflation-indexed bonds may be somewhat less liquid than Treasury Securities, they are generally as liquid as most other government securities.

      Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year’s inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

      If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation.

      However, the current market value of the bonds is not guaranteed, and will fluctuate. A Fund may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

      The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

      While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

      The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (CPI-U), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States. Periodic adjustments for inflation to the principal amount of an inflation-indexed bond may give rise to original issue discount, which will be includable in the Fund’s gross income. Due to original issue discount, a Fund may be required to make annual distributions to shareholders that exceed the cash received, which may cause the Fund to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-indexed bond is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as a return of capital.

Real Estate Investment Trusts

      Real Estate Investment Trusts (REITs) pool investors’ funds for investment primarily in income-producing real estate or in loans or interests related to real estate. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with a regulatory requirement that it distributes to its shareholders or unitholders at least 90% of its taxable income for each taxable year. Generally, REITs can be classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest a majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Equity REITs are further categorized according to the types of real estate securities they own, e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed-property types. Mortgage REITs invest a majority of their assets in real estate mortgages and derive their income primarily from income payments. Hybrid REITs combine the characteristics of both equity and mortgage REITs.

      REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to changes in the value of their underlying properties, defaults by borrowers, and self-liquidations. Some REITs may have limited diversification and may be subject to risks inherent in investments in a limited number of properties, in a narrow geographic area, or in a single property type. Equity REITs may be affected by changes in underlying property values. Mortgage REITs may be affected by the quality of the credit extended. REITs are dependent upon specialized management skills and incur management expenses. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the Code), or its failure to maintain an exemption from registration under the 1940 Act. REITs also involve risks such as refinancing, changes in interest rates, changes in property values, general or specific economic risk on the real estate industry, dependency on management skills, and other risks similar to small company investing.

      Although a Fund is not allowed to invest in real estate directly, it may acquire real estate as a result of a default on the REIT securities it owns. A Fund, therefore, may be subject to certain risks associated with the direct ownership of real estate including difficulties in valuing and trading real estate, declines in the value of real estate, risks related to general and local economic conditions, adverse changes in the climate for real estate, environmental liability risks, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitation on rents, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates. Also, real estate can be destroyed by terrorist acts, war, or other acts that destroy real estate such as natural disasters.

Mortgages and Mortgage-Related Securities

      Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage banks, commercial banks, and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related, and private organizations. Subject to its investment policies, a fund may invest in mortgage-related securities as well as debt securities which are secured with collateral consisting of mortgage-related securities, and in other types of mortgage-related securities. For information concerning the characterization of mortgage-related securities (including collateralized mortgage obligations) for various purposes including the Pacific Funds’ policies concerning diversification and concentration, see “Diversification versus Non-Diversification” and “Concentration Policy.”

      Mortgages (Directly Held). Mortgages are debt instruments secured by real property. Unlike mortgage-backed securities, which generally represent an interest in a pool of mortgages, direct investments in mortgages involve prepayment and credit risks of an individual issuer and real property. Consequently, these investments require different investment and credit analysis by the Manager.

      The directly placed mortgages in which the Funds invest may include residential mortgages, multifamily mortgages, mortgages on cooperative apartment buildings, commercial mortgages, and sale-leasebacks. These investments are backed by assets such as office buildings, shopping centers, retail stores, warehouses, apartment buildings and single-family dwellings. In the event that a Fund forecloses on any non-performing mortgage, and acquires a direct interest in the real property, such Fund will be subject to the risks generally associated with the ownership of real property. There may be fluctuations in the market value of the foreclosed property and its occupancy rates, rent schedules and operating expenses. There may also be adverse changes in local, regional or general economic conditions, deterioration of the real estate market and the financial circumstances of tenants and sellers, unfavorable changes in zoning, building environmental and other laws, increased real property taxes, rising interest rates, reduced availability and increased cost of mortgage borrowings, the need for unanticipated renovations, unexpected increases in the cost of energy, environmental factors, acts of God and other factors which are beyond the control of the Funds or the Managers. Hazardous or toxic substances may be present on, at or under the mortgaged property and adversely affect the value of the property. In addition, the owners of property containing such substances may be held responsible, under various laws, for containing, monitoring, removing or cleaning up such substances. The presence of such substances may also provide a basis for other claims by third parties. Costs or clean up or of liabilities to third parties may exceed the value of the property. In addition, these risks may be uninsurable. In light of these and similar risks, it may be impossible to dispose profitably of properties in foreclosure.

      Mortgage Pass-Through Securities. These are securities representing interests in “pools” of mortgages in which payments of both interest and principal on the securities are made periodically, in effect “passing through” periodic payments made by the individual borrowers on the residential mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Payment of principal and interest on some mortgage pass-through securities may be guaranteed by the full faith and credit of the U.S. government (such as securities guaranteed by the Government National Mortgage Association, or GNMAs); other securities may be guaranteed by agencies or instrumentalities of the U.S. government such as Fannie Mae, formerly known as the Federal National Mortgage Association (FNMA) or the Federal Home Loan Mortgage Corporation (FHLMC) and are not backed by the full faith and credit of the U.S. government. Mortgage pass-through securities created by nongovernmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers, or the mortgage poolers.

      GNMA Certificates. GNMA certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans on which timely payment of interest and principal is guaranteed by the full faith and credit of the U.S. government. GNMA is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks, and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (FHA), or guaranteed by the Department of Veterans Affairs (VA). GNMA certificates differ from typical bonds because principal is repaid monthly over the term of the loan rather than returned in a lump sum at maturity. Because both interest and principal payments (including prepayments) on the underlying mortgage loans are passed through to the holder of the certificate, GNMA certificates are called “pass-through” securities.

      Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a periodic payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the periodic payments made by the individual borrowers on the residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred. Mortgage-related securities issued by GNMA are described as “modified pass-through” securities. These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment. Although GNMA guarantees timely payment even if homeowners delay or default, tracking the “pass-through” payments may, at times, be difficult. Expected payments may be delayed due to the delays in registering the newly traded paper securities. The custodian’s policies for crediting missed payments while errant receipts are tracked down may vary. Other mortgage-backed securities such as those of FHLMC and FNMA trade in book-entry form and are not subject to the risk of delays in timely payment of income.

      Although the mortgage loans in the pool will have maturities of up to 30 years, the actual average life of the GNMA certificates typically will be substantially less because the mortgages will be subject to normal principal amortization and may be prepaid prior to maturity. Early repayments of principal on the underlying mortgages may expose a Fund to a lower rate of return upon reinvestment of principal. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the GNMA certificates. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the GNMA certificates. Accordingly, it is not possible to accurately predict the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current rates, GNMA certificates can be less effective than typical bonds of similar maturities at “locking in” yields during periods of declining interest rates, although they may have comparable risks of decline in value during periods of rising interest rates.

      FNMA and FHLMC Mortgage-Backed Obligations. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include FNMA and FHLMC. FNMA, a federally chartered and privately-owned corporation, issues pass-through securities representing interests in a pool of conventional mortgage loans. FNMA guarantees the timely payment of principal and interest but this guarantee is not backed by the full faith and credit of the U.S. government. FNMA is a government sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development and the U.S. Treasury. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions, and mortgage bankers. FHLMC, a federally chartered and privately-owned corporation, was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. FHLMC issues Participation Certificates (PCs) which represent interests in conventional mortgages from FHLMC’s national fund. FHLMC guarantees the timely payment of interest and ultimate collection of principal and maintains reserves to protect holders against losses due to default, but PCs are not backed by the full faith and credit of the U.S. government. As is the case with GNMA certificates, the actual maturity of and realized yield on particular FNMA and FHLMC pass-through securities will vary based on the prepayment experience of the underlying pool of mortgages.

      Collateralized Mortgage Obligations (CMOs). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

      CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, generally is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

      In a typical CMO transaction, a corporation (issuer) issues multiple series (e.g., A, B, C, Z) of CMO bonds (Bonds). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (Collateral). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The series A, B, and C Bonds all bear current interest. Interest on the series Z Bond is accrued and added to principal and a like amount is paid as principal on the series A, B, or C Bond currently being paid off. When the series A, B, and C Bonds are paid in full, interest and principal on the series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan funds.

      FHLMC Collateralized Mortgage Obligations. FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC’s mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC’s minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the “pass-through” nature of all principal payments received on the collateral pool in excess of FHLMC’s minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

      If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC’s minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

      Criteria for the mortgage loans in the pool backing the CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

      Other Mortgage-Related Securities. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers, and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Fund’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Fund may buy mortgage-related securities without insurance or guarantees, if, in an examination of the loan experience and practices of the originator/ servicers and poolers, the Adviser or Manager determines that the securities meet a Fund’s quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. It is expected that governmental, government-related, or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage collateralized investments in addition to those described above. As new types of mortgage-related securities are developed and offered to investors, the Adviser or Manager will, consistent with a Fund’s investment objectives, policies, and quality standards, consider making investments in such new types of mortgage-related securities.

      CMO Residuals. CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

      The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only (IO) class of stripped mortgage-backed securities. See “Other Mortgage-Related Securities — Stripped Mortgage-Backed Securities.” In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Fund may fail to recoup fully its initial investment in a CMO residual.

      CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. CMO residuals may or, pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended (1933 Act). CMO residuals, whether or not registered under such Act, may be subject to certain restrictions on transferability, and may be deemed illiquid and subject to a Fund’s limitations on investment in illiquid securities.

      Inverse Floaters and Planned Amortization Class Certificates (PAC). Planned amortization class certificates are parallel-pay real estate mortgage investment conduit (REMIC) certificates that generally require that specified amounts of principal be applied on each payment date to one or more classes of REMIC certificates, even though all other principal payments and prepayments of the mortgage assets are then required to be applied to one or more other classes of the certificates. The scheduled principal payments for the PAC certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC certificate payment schedule is taken into account in calculating the final distribution date of each class of the PAC certificate. In order to create PAC Tranches, generally one or more tranches must be created that absorb most of the volatility in the underlying mortgage assets. These tranches tend to have market prices and yields that are much more volatile than other PAC classes.

      A PAC IO is a PAC bond that pays an extremely high coupon rate, such as 200%, on its outstanding principal balance, and pays down according to a designated PAC schedule. Due to their high-coupon interest, PAC IO’s are priced at very high premiums to par. Due to the nature of PAC prepayment bands and PAC collars, the PAC IO has a greater call (contraction) potential and thus would be impacted negatively by a sustained increase in prepayment speeds.

      Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities (SMBS) are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

      SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the IO class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

      Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, secondary markets for these securities may not be as developed or have the same volume as markets for other types of securities. These securities, therefore, may have more limited liquidity and may at times be illiquid and subject to a Fund’s limitations on investments in illiquid securities.

      Mortgage Dollar Rolls. Mortgage “dollar rolls” are contracts in which a Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, a Fund loses the right to receive principal and interest paid on the securities sold. However, a Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date for the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of a Fund. A Fund will hold and maintain in a segregated account until the settlement date cash or liquid assets in an amount equal to the forward purchase price. For financial reporting and tax purposes, a Fund treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. Funds do not currently intend to enter into mortgage dollar rolls that are accounted for as financing and do not treat them as borrowings.

Other Asset-Backed Securities

      Other asset-backed securities are securities that directly or indirectly represent a participation interest in, or are secured by and payable from a stream of payments generated by particular assets such as automobile loans or installment sales contracts, home equity loans, computer and other leases, credit card receivables, or other assets. Generally, the payments from the collateral are passed through to the security holder. Due to the possibility that prepayments (on automobile loans and other collateral) will alter cash flow on asset-backed securities, generally it is not possible to determine in advance the actual final maturity date or average life of many asset-backed securities. Faster prepayment will shorten the average life and slower prepayment will lengthen it. However, it may be possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security. Other risks relate to limited interests in applicable collateral. For example, credit card debt receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts on credit card debt thereby reducing the balance due. Additionally, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized. The securities market for asset-backed securities may not, at times, offer the same degree of liquidity as markets for other types of securities with greater trading volume.

      Collateralized Debt Obligations (CDOs). CDOs include collateralized bond obligations (CBOs), collateralized loan obligations (CLOs) and other similarly structured securities are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.

      For both CBOs and CLOs, the cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity tranche” which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

      The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for

Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and the Funds’ prospectus (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) investments may be made in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Linked Securities

      Linked securities are fixed income securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indexes, commodity prices or other financial indicators. Among the types of linked securities in which a Fund can invest in include:

      Equity-Linked, Debt Linked, and Index-Linked Securities. Equity-linked, debt linked, and index-linked securities are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or “basket” of stocks, or sometimes a single stock. To the extent that a Fund invests in an equity-linked, debt linked, or index-linked security whose return corresponds to the performance of a foreign securities index or one or more foreign stocks, investing in these securities will involve risks similar to the risks of investing in foreign securities. For more information concerning the risks associated with investing in foreign securities, see “Foreign Securities.” In addition, a Fund bears the risk that the issuer of these securities may default on its obligation under the security. These securities are often used for many of the same purposes as, and share many of the same risks with, derivative instruments such as stock index futures, warrants and swap agreements. For more information concerning the risks associated with investing in stock index futures, warrants and swap agreements, see “Stock Index Futures” under “Futures Contracts and Options on Futures Contracts,” “Risks of Swap Agreements” under “Swap Agreements and Options on Swap Agreements,” and “Warrants and Rights.”

      Currency-Indexed Securities. Currency-indexed securities typically are short-term or intermediate-term debt securities. Their value at maturity or the rates at which they pay income are determined by the change in value of the U.S. dollar against one or more foreign currencies or an index. In some cases, these securities may pay an amount at maturity based on a multiple of the amount of the relative currency movements. This type of index security offers the potential for increased income or principal payments but at a greater risk of loss than a typical debt security of the same maturity and credit quality.

Event-Linked Bonds

      Event-linked bonds are fixed income securities, for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. Some event-linked bonds are commonly referred to as “catastrophe bonds.” They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. If a trigger event occurs and causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a Fund investing in the bond may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the Fund will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indexes, or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. In addition to the specified trigger events, event-linked bonds may also expose a Fund to certain unanticipated risks including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

      Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. See “Illiquid and Restricted Securities” for more information. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Fund may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated, and a Fund will only invest in catastrophe bonds that meet the credit quality requirements for the Fund.

Zero Coupon, Deferred Interest, Step Coupon and Payment-In-Kind Bonds

      Zero coupon and deferred interest bonds are issued and traded at a discount from their face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Payment-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

      A Fund must distribute its investment company taxable income, including the original issue discount accrued on zero coupon or step coupon bonds. Because a Fund will not receive cash payments on a current basis in respect of accrued original-issue discount on zero coupon bonds or step coupon bonds during the period before interest payments begin, in some years a Fund may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Code and the regulations thereunder. A Fund may obtain such cash from selling other fund holdings which may cause a Fund to incur capital gains or losses on the sale.

High Yield Bonds

      High yield bonds are high risk debt securities rated lower than Baa or BBB, or, if not rated by Moody’s or S&P, of equivalent quality (high yield bonds are commonly referred to as “junk bonds”) as determined by the manager.

      In general, high yield bonds are not considered to be investment grade, and investors should consider the risks associated with high yield bonds before investing in the pertinent Fund. Investment in such securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk.

      Investment in high yield bonds involves special risks in addition to the risks associated with investments in higher rated debt securities. High yield bonds are regarded as predominately speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Certain Brady Bonds may be considered high yield bonds. For more information on Brady Bonds, see “Foreign Securities.” A severe economic downturn or increase in interest rates might increase defaults in high yield securities issued by highly leveraged companies. An increase in the number of defaults could adversely affect the value of all outstanding high yield securities, thus disrupting the market for such securities. Analysis of the creditworthiness of issuers of debt securities that are high yield bonds may be more complex than for issuers of higher quality debt securities, and the ability of a Fund to achieve its investment objective may, to the extent of investment in high yield bonds, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher quality bonds.

      High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade bonds. The prices of high yield bonds have been found to be less sensitive to interest-rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high yield bonds defaults, in addition to risking payment of all or a portion of interest and principal, a Fund may incur additional expenses to seek recovery.

      A Fund may purchase defaulted securities only when the Manager believes, based upon analysis of the financial condition, results of operations and economic outlook of an issuer, that there is potential for resumption of income payments and the securities offer an unusual opportunity for capital appreciation. Notwithstanding the Manager’s belief about the resumption of income, however, the purchase of any security on which payment of interest or dividends is suspended involves a high degree of risk.

      In the case of high yield bonds structured as zero-coupon or payment-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash.

      The secondary market on which high yield bonds are traded may be less liquid than the market for higher grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a Fund could sell a high yield bond, and could adversely affect and cause large fluctuations in the daily net asset value of the Fund’s shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield bonds, especially in a thinly-traded market. When secondary markets for high yield bonds are less liquid than the market for higher grade bonds, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

      There are also certain risks involved in using credit ratings for evaluating high yield bonds. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to timely reflect subsequent events.

Risks of Investing in Obligations of Stressed, Distressed and Bankrupt Issuers

      A Fund may invest in securities and other obligations of stressed, distressed and bankrupt issuers, including debt obligations that are in covenant or payment default. Such investments generally trade significantly below par and are considered speculative. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Typically such workout or bankruptcy proceedings result in only partial recovery of cash payments or an exchange of the defaulted obligation for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid or speculative.

      There are a number of significant risks inherent in the bankruptcy process: (i) many events in a bankruptcy are the product of contested matters and adversary proceedings and are beyond the control of the creditors. While creditors are generally given an opportunity to object to significant actions, there can be no assurance that a bankruptcy court in the exercise of its broad powers would not approve actions that would be contrary to the interests of the Fund; (ii) a bankruptcy filing by an issuer may adversely and permanently affect the issuer. The issuer may lose its market position and key employees and otherwise become incapable of restoring itself as a viable entity. If for this or any other reason the proceeding is converted to a liquidation, the value of the issuer may not equal the liquidation value that was believed to exist at the time of the investment; (iii) the duration of a bankruptcy proceeding is difficult to predict, and a creditor’s return on investment can be adversely affected by delays while the plan of reorganization is being negotiated, approved by the creditors and confirmed by the bankruptcy court and until it ultimately becomes effective; (iv) the administrative costs in connection with a bankruptcy proceeding are frequently high, for example, if a proceeding involves protracted or difficult litigation, or turns into a liquidation, substantial assets may be devoted to administrative costs and would be paid out of the debtor’s estate prior to any return to creditors; (v) bankruptcy law permits the classification of “substantially similar” claims in determining the classification of claims in a reorganization, and because the standard for classification is vague, there exists the risk that the Fund’s influence with respect to the class of securities or other obligations it owns can be lost by increases in the number and amount of claims in that class or by different classification and treatment; (vi) in the early stages of the bankruptcy process it is often difficult to estimate the extent of, or even to identify, any contingent claims that might be made; (vii) in the case of investments made prior to the commencement of bankruptcy proceedings, creditors can lose their ranking and priority if they exercise “domination and control” over a debtor and other creditors can demonstrate that they have been harmed by such actions; and (viii) certain claims that have priority by law (for example, claims for taxes) may be substantial.

      In any investment involving stressed and distressed debt obligations, there exists the risk that the transaction involving such debt obligations will be unsuccessful, take considerable time or will result in a distribution of cash or a new security or obligation in exchange for the stressed and distressed debt obligations, the value of which may be less than the Fund’s purchase price of such debt obligations. Furthermore, if an anticipated transaction does not occur, the Fund may be required to sell its investment at a loss. Given the substantial uncertainties concerning transactions involving stressed and distressed debt obligations in which the Fund invests, there is a potential risk of loss by the Fund of its entire investment in any particular investment.

      Investments in companies operating in workout modes or under Chapter 11 of the Bankruptcy Code are also, in certain circumstances, subject to certain additional liabilities which may exceed the value of the Fund’s original investment in a company. For example, under certain circumstances, creditors who are deemed to have inappropriately exercised control over the management and policies of a debtor may have their claims subordinated or disallowed or may be found liable for damages suffered by parties as a result of such actions. A Manager’s active management style may present a greater risk in this area than would a more passive approach. In addition, under certain circumstances, payments to a Fund and distributions by the Fund or payments on the debt may be reclaimed if any such payment is later determined to have been a fraudulent conveyance or a preferential payment.

Participation on Creditors Committees

      A Fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by a Fund. Such participation may subject a Fund to expenses such as legal fees and may make a Fund an “insider” of the issuer for purposes of the federal securities laws, and therefore may restrict such Fund’s ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by a Fund on such committees also may expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. A Fund will participate on such committees only when a Manager believes that such participation is necessary or desirable to enforce a Fund’s rights as a creditor or to protect the value of securities held by a Fund.

Bank Obligations

      Bank obligations include certificates of deposit, bankers’ acceptances, fixed time deposits, and loans or credit agreements. Each Fund may also hold funds on deposit with its sub-custodian bank in an interest-bearing account for temporary purposes.

      Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. A Fund will not invest in fixed time deposits which (i) are not subject to prepayment, or (ii) incur withdrawal penalties upon prepayment (other than overnight deposits) if, in the aggregate, more than 15% of its net assets (10% for the PL Money Market Fund) would be invested in such deposits, repurchase agreements maturing in more than seven days, and other illiquid assets.

      A Fund may purchase loans or participation interests in loans made by U.S. banks and other financial institutions to large corporate customers. Loans are made by a contract called a credit agreement. Loans are typically secured by assets pledged by the borrower, but there is no guarantee that the value of the collateral will be sufficient to cover the loan, particularly in the case of a decline in value of the collateral. Loans may be floating rate or amortizing. See “Delayed Funding Loans and Revolving Credit Facilities,” “Loan Participations and Assignments” and “Variable and Floating Rate Securities” below for more information. Some loans may be traded in the secondary market among banks, loan funds, and other institutional investors.

      Unless otherwise noted, a Fund will not invest in any security or bank loan/credit agreement issued by a commercial bank unless: (i) the bank has total assets of at least U.S. $1 billion, or the equivalent in other currencies, or, in the case of domestic banks which do not have total assets of at least U.S. $1 billion, the aggregate investment made in any one such bank is limited to an amount, currently U.S. $100,000, insured in full by the Federal Deposit Insurance Corporation (FDIC); (ii) in the case of U.S. banks, it is a member of the FDIC; and (iii) in the case of foreign banks, the security is, in the opinion of the Adviser or the Manager, of an investment quality comparable with other debt securities of similar maturities which may be purchased by the Fund. These limitations do not prohibit investments in securities issued by foreign branches of U.S. banks, provided such U.S. banks meet the foregoing requirements.

      Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of U.S. banks, including: (i) the possibilities that their liquidity could be impaired because of future political and economic developments; (ii) their obligations may be less marketable than comparable obligations of U.S. banks; (iii) a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations; (iv) foreign deposits may be seized or nationalized; (v) foreign governmental restrictions, such as exchange controls, may be adopted which might adversely affect the payment of principal and interest on those obligations; and (vi) the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing, and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. Foreign banks are not generally subject to examination by any U.S. government agency or instrumentality.

      Unless otherwise noted, a Fund may invest in short-term debt obligations of savings and loan associations provided that the savings and loan association issuing the security (i) has total assets of at least $1 billion, or, in the case of savings and loan associations which do not have total assets of at least $1 billion, the aggregate investment made in any one savings and loan association is insured in full, currently up to $100,000, by the Savings Association Insurance Fund (SAIF); (ii) the savings and loan association issuing the security is a member of the Federal Home Loan Bank System; and (iii) the institution is insured by the SAIF.

Delayed Funding Loans and Revolving Credit Facilities

      Each Fund may enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make up loans to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring a Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that a Fund is committed to advance additional funds, it will at all times segregate liquid assets.

      A Fund may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. The Funds currently intend to treat delayed funding loans and revolving credit facilities for which there is no readily available markets as illiquid for purposes of a Fund’s limitation on illiquid investments. For a further discussion of the risks involved in investing in loan participations and other forms of direct indebtedness see “Loan Participations and Assignments.” Participation interests in revolving credit facilities will be subject to the limitations discussed in “Loan Participations and Assignments.” Delayed funding loans and revolving credit facilities are considered to be debt obligations for purposes of the Fund’s investment restriction relating to the lending of funds or assets by a Fund.

Loan Participations and Assignments

      A Fund may invest in floating rate senior loans of domestic or foreign borrowers (Senior Loans) primarily by purchasing participations or assignments of a portion of a Senior Loan. Floating rate loans are those with interest rates which float, adjust or vary periodically based upon benchmark indicators, specified adjustment schedules or prevailing interest rates. Senior Loans often are secured by specific assets of the borrower, although a Fund may invest in Senior Loans that are not secured by any collateral.

      Senior Loans are loans that are typically made to business borrowers to finance leveraged buy-outs, recapitalizations, mergers, stock repurchases, and internal growth. Senior Loans generally hold the most senior position in the capital structure of a borrower and are usually secured by liens on the assets of the borrowers, including tangible assets such as cash, accounts receivable, inventory, property, plant and equipment, common and/or preferred stock of subsidiaries, and intangible assets including trademarks, copyrights, patent rights and franchise value.

      By virtue of their senior position and collateral, Senior Loans typically provide lenders with the first right to cash flows or proceeds from the sale of a borrower’s collateral if the borrower becomes insolvent (subject to the limitations of bankruptcy law, which may provide higher priority to certain claims such as, for example, employee salaries, employee pensions, and taxes). This means Senior Loans are generally repaid before unsecured bank loans, corporate bonds, subordinated debt, trade creditors, and preferred or common stockholders.

      Senior Loans typically pay interest at least quarterly at rates which equal a fixed percentage spread over a base rate such as the London Inter-Bank Offered Rate (LIBOR). For example, if LIBOR were 5.00% and the borrower were paying a fixed spread of 2.50%, the total interest rate paid by the borrower would be 7.50%. Base rates and, therefore, the total rates paid on Senior Loans float, i.e., they change as market rates of interest change. Although a base rate such as LIBOR can change every day, loan agreements for Senior Loans typically allow the borrower the ability to choose how often the base rate for its loan will change. Such periods can range from one day to one year, with most borrowers choosing monthly or quarterly reset periods. During periods of rising interest rates, borrowers will tend to choose longer reset periods, and during periods of declining interest rates, borrowers will tend to choose shorter reset periods. The fixed spread over the base rate on a Senior Loan typically does not change.

      Senior Loans generally are arranged through private negotiations between a borrower and several financial institutions or lending syndicates represented by an agent who is usually one of the originating lenders. In larger transactions, it is common to have several agents; however, generally only one such agent has primary responsibility for ongoing administration of a Senior Loan. Agents are typically paid fees by the borrower for their services. The agent is primarily responsible for negotiating the loan agreement which establishes the terms and conditions of the Senior Loan and the rights of the borrower and the lenders. The agent also is responsible for monitoring collateral and for exercising remedies available to the lenders such as foreclosure upon collateral. The agent is normally responsible for the collection of principal and interest payments from the borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan, a Fund has direct recourse against the borrower, a Fund may have to rely on the agent or other financial intermediary to apply appropriate credit remedies against a borrower. The Manager will also monitor these aspects of a Fund’s investments and, where a Fund owns an assignment, will be directly involved with the agent and the other lenders regarding the exercise of credit remedies.

      A financial institution’s employment as agent might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent would generally be appointed to replace the terminated agent, and assets held by the agent under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent for the benefit of a Fund were determined to be subject to the claims of the agent’s general creditors, a Fund might incur certain costs and delays in realizing payment on a Senior Loan and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.

      The risks associated with Senior Loans are similar to the risks of “junk” securities. A Fund’s investments in Senior Loans is typically below investment grade and is considered speculative because of the credit risk of their issuers. Moreover, any specific collateral used to secure a loan may decline in value or lose all its value or become illiquid, which would adversely affect the loan’s value. Economic and other events, whether real or perceived, can reduce the demand for certain Senior Loans or Senior Loans generally, which may reduce market prices and cause a Fund’s net asset value (NAV) per share to fall. The frequency and magnitude of such changes cannot be predicted.

      Senior Loans and other debt securities are also subject to the risk of price declines and to increases in prevailing interest rates, although floating rate debt instruments are less exposed to this risk than fixed rate debt instruments. Conversely, the floating rate feature of Senior Loans means the Senior Loans will not generally experience capital appreciation in a declining interest rate environment. Declines in interest rates may also increase prepayments of debt obligations and require a Fund to invest assets at lower yields.

      Although Senior Loans in which a Fund will invest will often be secured by collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of a default or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, a Fund could experience delays or limitations in its ability to realize the benefits of any collateral securing a Senior Loan. A Fund may also invest in Senior Loans that are not secured.

      Senior Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Manager believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining a Fund’s NAV than if that value were based on available market quotations, and could result in significant variations in a Fund’s daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. In addition, a Fund currently intends to treat indebtedness for which there is no readily available market as illiquid for purposes of the Fund’s limitation on illiquid investments.

      Interests in Senior Loans generally are not listed on any national securities exchange or automated quotation system and no active market may exist for many of the Senior Loans in which a Fund may invest. If a secondary market exists for certain of the Senior Loans in which a Fund invests, such market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. To the extent that legislation or state or federal regulators impose additional requirements or restrictions with respect to the ability of financial institutions to make loans in connection with highly leveraged transactions, the availability of Senior Loan interests for investment by a Fund may be adversely affected.

      A Fund may have certain obligations in connection with a loan, such as, under a revolving credit facility that is not fully drawn down, to loan additional funds under the terms of the credit facility. A Fund will maintain a segregated account with its custodian of liquid securities with a value equal to the amount, if any, of the loan that the Fund has obligated itself to make to the borrower, but that the borrower has not yet requested.

      A Fund may receive and/or pay certain fees in connection with its activities in buying, selling and holding loans. These fees are in addition to interest payments received, and may include facility fees, commitment fees, commissions and prepayment penalty fees. When a Fund buys a loan, it may receive a facility fee, and when it sells a loan, it may pay a facility fee. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan, or, in certain circumstances, a Fund may receive a prepayment penalty fee on the prepayment of a loan by a borrower.

      A Fund is not subject to any restrictions with respect to the maturity of Senior Loans held in its fund, and Senior Loans usually will have rates of interest that are redetermined either daily, monthly, quarterly, semi-annually or annually. Investment in Senior Loans with longer interest rate redetermination periods may increase fluctuations in a Fund’s NAV as a result of changes in interest rates. As a result, as short-term interest rates increase, interest payable to a Fund from its investments in Senior Loans should increase, and as short-term interest rates decrease, interest payable to a Fund from its investments in Senior Loans should decrease. The amount of time required to pass before a Fund will realize the effects of changing short-term market interest rates on its portfolio will vary with the dollar-weighted average time until the next interest rate redetermination on the Senior Loans in the investment portfolio.

      The participation interest in which a Fund intends to invest may not be rated by any nationally recognized rating service. A Fund may invest in loan participations with credit quality comparable to that of issuers of its securities investments.

      In addition, it is conceivable that under emerging legal theories of lender liability, a Fund which purchases an assignment could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a Fund will rely on the Manager’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund.

      Some Funds limit the amount of assets that will be invested in any one issuer or in issuers within the same industry (see “Investment Restrictions”). For purposes of these limits, a Fund generally will treat the borrower as the “issuer” of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between a Fund and the borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the borrower, current SEC interpretations require the Fund to treat both the lending bank or other lending institution and the borrower as “issuers” for the purposes of determining whether the Fund has invested more than 5% of its total assets in a single issuer or more than 25% of its assets in a particular industry. Treating a financial intermediary as an issuer of indebtedness may restrict a Fund’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries. Investments in loan participations and assignments are considered to be debt obligations for purposes of the Pacific Life Funds’ investment restriction relating to the lending of funds or assets by a Fund.

Municipal Securities

      Municipal securities consist of bonds, notes and other instruments issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from regular federal income tax. Municipal securities are often issued to obtain funds for various public purposes. Municipal securities also include residual interest bonds and “private activity bonds” or industrial development bonds, which are issued by or on behalf of public authorities to obtain funds for privately operated facilities, such as airports and waste disposal facilities, and, in some cases, commercial and industrial facilities.

      The yields and market values of municipal securities are determined primarily by the general level of interest rates, the creditworthiness of the issuers of municipal securities and economic and political conditions affecting such issuers. Due to their tax exempt status, the yields and market prices of municipal securities may be adversely affected by changes in tax rates and policies, which may have less effect on the market for taxable fixed income securities. Moreover, certain types of municipal securities, such as housing revenue bonds, involve prepayment risks which could affect the yield on such securities.

      Investments in municipal securities are subject to the risk that the issuer could default on its obligations. Such a default could result from the inadequacy of the sources or revenues from which interest and principal payments are to be made or the assets collateralizing such obligations. Revenue bonds, including private activity bonds, are backed only by specific assets or revenue sources and not by the full faith and credit of the governmental issuer.

      When a Fund purchases municipal securities, the Fund may acquire stand-by agreements from banks and broker-dealers with respect to those municipal securities. A stand-by commitment may be considered a security independent of the municipal security to which it relates. The amount payable by a bank or broker-dealer during the time a stand-by commitment is exercisable, absent unusual circumstances, would be substantially the same as the market value of the underlying municipal security. As with many principal OTC transactions, there is counter-party risk of default which could result in a loss to the Fund.

Corporate Debt Securities

      The debt securities in which any Fund may invest are limited to corporate debt securities (corporate bonds, debentures, notes, and other similar corporate debt instruments) which meet the minimum ratings criteria set forth for that particular Fund, or, if not so rated, are, in the Manager’s opinion, comparable in quality to corporate debt securities in which a Fund may invest. In the event that a security owned by a Fund is downgraded to below the Fund’s respective minimum ratings criteria, the Fund may nonetheless retain the security.

      The investment return on corporate debt securities reflects interest earnings and changes in the market value of the security. The market value of corporate debt obligations may be expected to rise and fall inversely with interest rates generally. There also exists the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

      Tender Option Bonds. Tender option bonds are generally long-term securities that are coupled with the option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This type of security is commonly used as a means of enhancing the security’s liquidity.

Variable and Floating Rate Securities

      Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an appropriate interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily to annually, or may be event based, such as based on a change in the prime rate.

      The interest rate on a floating rate debt instrument (floater) is a variable rate which is tied to another interest rate, such as a money market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide Funds with a certain degree of protection against rises in interest rates, Funds investing in floaters will participate in any declines in interest rates as well.

      The interest rate on a leveraged inverse floating rate debt instrument (inverse floater) resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be deemed to be illiquid securities for purposes of a Fund’s limitations on investments in such securities.

      A super floating rate collateralized mortgage obligation (super floater) is a leveraged floating-rate tranche in a CMO issue. At each monthly reset date, a super floater’s coupon rate is determined by a slated formula. Typically, the rate is a multiple of some index minus a fixed-coupon amount. When interest rates rise, a super floater is expected to outperform regular floating rate CMOs because of its leveraging factor and higher lifetime caps. Conversely, when interest rates fall, a super floater is expected to underperform floating rate CMOs because its coupon rate drops by the leveraging factor. In addition, a super floater may reach its cap as interest rates increase and may no longer provide the benefits associated with increasing coupon rates.

Custodial Receipts and Trust Certificates

      Custodial receipts and trust certificates which may be underwritten by securities dealers or banks, representing interests in securities held by a custodian or trustee. The securities may include U.S. Government Securities, municipal securities or other types of securities in which a Fund may invest. The custodial receipts or trust certificates are underwritten by securities dealers or banks and may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. Government or other issuer of the securities held by the custodian or trustee. As a holder of custodial receipts and trust certificates, a Fund will bear its proportionate share of the fees and expenses charged to the custodial account or trust. A Fund may also invest in separately issued interests in custodial receipts and trust certificates.

      Although under the terms of a custodial receipt or trust certificate a Fund would be typically authorized to assert their rights directly against the issuer of the underlying obligation, a Fund could be required to assert through the custodian bank or trustee those rights as may exist against the underlying issuers. Thus, in the event an underlying issuer fails to pay principal and/or interest when due, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying securities have been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying securities would be reduced in recognition of any taxes paid.

      Certain custodial receipts and trust certificates may be synthetic or derivative instruments that have interest rates that reset inversely to changing short-term rates and/or have embedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate. Because some of these instruments represent relatively recent innovations, and the trading market for these instruments is less developed than the markets for traditional types of instruments, it is uncertain how these instruments will perform under different economic and interest-rate scenarios. Also, because these instruments may be leveraged, their market values may be more volatile than other types of fixed income instruments and may present greater potential for capital gain or loss. The possibility of default by an issuer or the issuer’s credit provider may be greater for these derivative instruments than for other types of instruments. In some cases, it may be difficult to determine the fair value of a derivative instrument because of a lack of reliable objective information and an established secondary market for some instruments may not exist. In many cases, the Internal Revenue Service has not ruled on the tax treatment of the interest received on the derivative instruments and, accordingly, purchases of such instruments are based on the opinion of counsel to the sponsors of the instruments.

Commercial Paper

      Commercial paper obligations may include variable amount master demand notes. These are obligations that permit the investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements between a Fund, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. The lender has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may prepay up to the full amount of the note without penalty. Because variable amount master demand notes are direct lending arrangements between the lender and borrower, it is not generally contemplated that such instruments will be traded and there is no secondary market for these notes. However, they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. In connection with master demand note arrangements, the Adviser or Manager will monitor, on an ongoing basis, the earning power, cash flow, and other liquidity ratios of the borrower and its ability to pay principal and interest on demand. The Adviser or Manager also will consider the extent to which the variable amount master demand notes are backed by bank letters of credit. These notes generally are not rated by Moody’s or S&P; a Fund, other than the PL Money Market Fund, may invest in them only if the Adviser or Manager believes that at the time of investment the notes are of comparable quality to the other commercial paper in which that Fund may invest. With respect to the PL Money Market Fund, determination of eligibility for that Fund will be in accordance with the standards described in the discussion of that Fund in the Prospectus and in “Additional Investment Policies of the Funds” above. Master demand notes are considered by the PL Money Market Fund to have a maturity of one day unless the Adviser or Manager has reason to believe that the borrower could not make immediate repayment upon demand. See Appendix A for a description of Moody’s and S&P ratings applicable to commercial paper.

Convertible Securities

      Convertible securities are fixed-income securities which may be converted or exchanged at a stated exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions, or scheduled changes in the exchange ratio. Convertible bonds and convertible preferred stocks, until converted, have general characteristics similar to both fixed-income and equity securities. Although to a lesser extent than with fixed-income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks, and, therefore, also will react to variations in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

      As fixed-income securities, convertible securities are investments which provide for a stable stream of income with generally higher yields than common stocks. Of course, like all fixed-income securities, there can be no assurance of current income because the issuers of the convertible securities may default in their obligations. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

      A convertible security, in addition to providing fixed-income, offers the potential for capital appreciation through the conversion feature which enables the holder to benefit from increases in the market price of the underlying common stock. In selecting the securities for a Fund, the Adviser or Manager gives substantial consideration to the potential for capital appreciation of the common stock underlying the convertible securities. However, there can be no assurance of capital appreciation because securities prices fluctuate.

      Convertible securities generally are subordinated to other similar but nonconvertible securities of the same issuer although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar nonconvertible securities.

      A “synthetic convertible” is created by combining distinct securities which possess the two principal characteristics of a true convertible, i.e., fixed-income (fixed-income component) and the right to acquire equity securities (convertibility component). This combination is achieved by investing in nonconvertible fixed-income securities (nonconvertible bonds and preferred stocks) and in warrants, granting the holder the right to purchase a specified quantity of securities within a specified period of time at a specified price.

      However, the synthetic convertible differs from the true convertible security in several respects. Unlike a true convertible, which is a single security having a unitary market value, a synthetic convertible is comprised of two distinct securities, each with its own market value. Therefore, the “market value” of a synthetic convertible is the sum of the values of its fixed-income component and its convertibility component. For this reason, the value of a synthetic convertible and a true convertible security will respond differently to market fluctuations.

      More flexibility is possible in the assembly of a synthetic convertible than in the purchase of a convertible security in that its two components may be purchased separately. For example, a Manager may purchase a warrant for inclusion in a synthetic convertible but temporarily hold short-term investments while postponing purchase of a corresponding bond pending development of more favorable market conditions.

      A holder of a synthetic convertible faces the risk that the price of the stock underlying the convertibility component will decline, causing a decline in the value of the warrant; should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the warrant would be lost. Since a synthetic convertible includes the fixed-income component as well, the holder of a synthetic convertible also faces the risk that interest rates will rise, causing a decline in the value of the fixed-income instrument.

Duration

      Duration is a measure of the average life of a bond on a present value basis, which was developed to incorporate a bond’s yield, coupons, final maturity and call features into one measure. Duration is one of the fundamental tools that may be used by the Manager in fixed income security selection. In this discussion, the term “bond” is generally used to connote any type of debt instrument.

      Most notes and bonds provide interest (coupon) payments in addition to a final (par) payment at maturity. Some obligations also feature call provisions. Depending on the relative magnitude of these payments, debt obligations may respond differently to changes in the level and structure of interest rates. Traditionally, a debt security’s “term to maturity” has been used as a proxy for the sensitivity of the security’s price to changes in interest rates (which is the “interest rate risk” or “volatility” of the security). However, “term to maturity” measures only the time until a debt security provides its final payment, taking no account of the pattern of the security’s payments prior to maturity.

      Duration is a measure of the average life of a fixed income security on a present value basis. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any fixed income security with interest payments occurring prior to the payment of principal, duration is always less than maturity. In general, all other things being the same, the lower the stated or coupon rate of interest of a fixed income security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a fixed-income security, the shorter the duration of the security.

      Although frequently used, the “term of maturity” of a bond may not be a useful measure of the longevity of a bond’s cash flow because it refers only to the time remaining to the repayment of principal or corpus and disregards earlier coupon payments. Stated alternatively, the term of maturity does not provide a prospective investor with a clear understanding of the time profile of cash flows over the life of a bond. Thus, for example, three bonds with the same maturity may not have the same investment characteristics (such as risk or repayment time). One bond may have large coupon payments early in its life, whereas another may have payments distributed evenly throughout its life. Some bonds (such as zero coupon bonds) make no coupon payments until maturity. To assess the value of these bonds not only the final payment or sum of payments on the bond, but also the timing and magnitude of payments are important to consider.

      Another way of measuring the longevity of a bond’s cash flow is to compute a simple average time to payment, where each year is weighted by the number of dollars the bond pays that year. This concept is termed the “dollar-weighted mean waiting time,” indicating that it is a measure of the average time to payment of a bond’s cash flow. A shortcoming of this approach is that it assigns equal weight to each dollar paid over the life of a bond, regardless of when the dollar is paid. Since the present value of a dollar decreases with the amount of time which must pass before it is paid, a better method might be to weight each year by the present value of the dollars paid that year. This calculation puts the weights on a comparable basis and creates a definition of longevity which is known as duration.

      A bond’s duration depends upon three variables: (i) the maturity of the bond; (ii) the coupon payments attached to the bond; and (iii) the bond’s yield to maturity. Yield to maturity, or investment return as used here, represents the approximate return an investor purchasing a bond may expect if he holds that bond to maturity. In essence, yield to maturity is the rate of interest which, if applied to the purchase price of a bond, would be capable of exactly reproducing the entire time schedule of future interest and principal payments.

      Increasing the size of the coupon payments on a bond, while leaving the maturity and yield unchanged, will reduce the duration of the bond. This follows because bonds with higher coupon payments pay relatively more of their cash flows sooner. Increasing the yield to maturity on a bond (e.g., by reducing its purchase price), while leaving the term to maturity and coupon payments unchanged, also reduces the duration of the bond. Because a higher yield leads to lower present values for more distant payments relative to earlier payments, and, to relatively lower weights attached to the years remaining to those payments, the duration of the bond is reduced.

      There are some situations where the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is mortgage pass-throughs. The stated final maturity is generally 30 years but current prepayment rates are more critical in determining the securities’ interest rate exposure. In these and other similar situations, the Manager of a Fund may use other analytical techniques which incorporate the economic life of a security into the determination of its interest rate exposure.

      Futures, options, and options on futures have durations which, in general, are closely related to the duration of the securities which underlie them. Holding long futures or call option positions will lengthen the fund duration if interest rates go down and bond prices go up by approximately the same amount that holding an equivalent amount of the underlying securities would.

      Short futures or put option positions have durations roughly equal to the negative duration of the securities that underlie those positions, and have the effect of reducing fund duration if interest rates go up and bond prices go down by approximately the same amount that selling an equivalent amount of the underlying securities would.

Repurchase Agreements

      Repurchase agreements entail the purchase of a fund eligible security from a bank or broker-dealer that agrees to repurchase the security at the Fund’s cost plus interest within a specified time (normally one day). Repurchase agreements permit an investor to maintain liquidity and earn income over periods of time as short as overnight. If a Fund acquires securities from a bank or broker-dealer it may simultaneously enter into a repurchase agreement with the seller wherein the seller agrees at the time of sale to repurchase the security at a mutually agreed upon time and price. The term of such an agreement is generally quite short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery. The resale price is in excess of the purchase price by an amount which reflects an agreed upon market rate of return, effective for the period of time a Fund is invested in the security. This results in a fixed rate of return protected from market fluctuations during the period of the agreement. This rate is not tied to the coupon rate on the security subject to the repurchase agreement.

      If the party agreeing to repurchase should default and if the value of the securities held by a Fund should fall below the repurchase price, a loss could be incurred. Repurchase agreements will be entered into only where the underlying security is within the three highest credit categories assigned by established rating agencies (Aaa, Aa, or A by Moody’s or AAA, AA, or A by S&P) or, if not rated by Moody’s or S&P, are of equivalent investment quality as determined by the Adviser or Manager, except that the PL Money Market Fund will enter into repurchase agreements only where the underlying securities are of the quality that is eligible for that Fund as described in the Prospectus and in the discussion of that Fund’s investment objective and policies above.

      Under the 1940 Act, repurchase agreements are considered to be loans by the purchaser collateralized by the underlying securities. The Adviser or Manager to a Fund monitors the value of the underlying securities at the time the repurchase agreement is entered into and at all times during the term of the agreement to ensure that its value always equals or exceeds the agreed upon repurchase price to be paid to a Fund. The Adviser or Manager, in accordance with procedures established by the Board of Trustees, also evaluates the creditworthiness and financial responsibility of the banks and brokers or dealers with which a Fund enters into repurchase agreements.

      A Fund may not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreements, together with any other securities which are not readily marketable, would exceed 15% of the net assets of the Fund (10% for the PL Money Market Fund). If the seller should become bankrupt or default on its obligations to repurchase the securities, a Fund may experience delay or difficulties in exercising its rights to the securities held as collateral and might incur a loss if the value of the securities should decline. A Fund also might incur disposition costs in connection with liquidating the securities.

Borrowing

      Each Fund may borrow up to certain limits. A Fund may not borrow if, as a result of such borrowing, the total amount of all money borrowed by a Fund exceeds 33 1/3% of the value of its total assets (at the time of such borrowing), including reverse repurchase agreements. This borrowing may be unsecured. Borrowing may exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. Reverse repurchase agreements and the purchase of securities on margin will be included as borrowing subject to the borrowing limitations described above. Each Fund may use short-term credit as necessary for the clearance of purchases and sales of securities.

Reverse Repurchase Agreements and Other Borrowings

      Reverse repurchase agreements, among the forms of borrowing, involve the sale of a debt security held by the Fund, with an agreement by that Fund to repurchase the security at a stated price, date and interest payment.

      A Fund will use the proceeds of a reverse repurchase agreement to purchase other money market instruments which either mature at a date simultaneous with or prior to the expiration of the reverse repurchase agreement or which are held under an agreement to resell maturing as of that time. The use of reverse repurchase agreements by a Fund creates leverage which increases a Fund’s investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the cost of the agreements, a Fund’s earnings or net asset value will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or net asset value would decline faster than otherwise would be the case. A Fund will enter into a reverse repurchase agreement only when the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. However, reverse repurchase agreements involve the risk that the market value of securities retained by a Fund may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase.

      A Fund may enter into reverse repurchase agreements with banks or broker-dealers. Entry into such agreements with broker-dealers requires the creation and maintenance of segregated assets consisting of U.S. Government Securities, cash or liquid securities marked-to-market daily at least equal in value to its obligations in respect of reverse repurchase agreements.

Firm Commitment Agreements and When-Issued or Delayed Delivery Securities

      Firm commitment agreements are agreements for the purchase of securities at an agreed upon price on a specified future date. A Fund may purchase new issues of securities on a “when-issued” or “delayed delivery” basis, whereby the payment obligation and interest rate on the instruments are fixed at the time of the transaction or in some cases may be conditioned on a subsequent event. Such transactions might be entered into, for example, when the Adviser or Manager to a Fund anticipates a decline in the yield of securities of a given issuer and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued or delivered later.

      Liability for the purchase price — and all the rights and risks of ownership of the securities — accrue to a Fund at the time it becomes obligated to purchase such securities, although delivery and payment occur at a later date. Accordingly, if the market price of the security should decline, the effect of the agreement would be to obligate the Fund to purchase the security at a price above the current market price on the date of delivery and payment. During the time a Fund is obligated to purchase such securities it will segregate assets consisting of U.S. Government Securities, cash or liquid securities marked-to-market daily of an aggregate current value sufficient to make payment for the securities. Delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date.

Loans of Fund Securities

      For the purpose of realizing additional income, each Fund may make secured loans of its securities to broker-dealers or U.S. banks provided: (i) such loans are secured continuously by collateral consisting of cash, cash equivalents, or U.S. Government Securities maintained on a daily marked-to-market basis in an amount or at a market value at least equal to the current market value of the securities loaned; (ii) a Fund may at any time call such loans (subject to notice provisions in the loan agreement) and obtain the securities loaned; (iii) a Fund will receive an amount in cash at least equal to the interest or dividends paid on the loaned securities; and (iv) the aggregate market value of securities loaned will not at any time exceed 33 1/3% of the total assets of a Fund. For purposes of determining compliance with the 33 1/3%, total assets may include the value of the collateral. In addition, it is anticipated that a Fund may share with the lending agent some of the income received on the collateral for the loan, which may include interest received on the collateral or the premium, if any, paid for the loan. If the borrower fails to deliver the loaned securities on a timely basis (as defined in the loan agreement), a Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. It should be noted that in connection with the lending of its fund securities, a Fund is exposed to the risk of delay in recovery of the securities loaned or possible loss of rights in the collateral should the borrower become insolvent. In determining whether to lend securities, the lending agent considers relevant facts and circumstances, including the creditworthiness of the borrower.

Short Sales

      A short sale is a transaction in which a Fund sells a security it does not own in anticipation of a decline in the market price. Even during normal or favorable market conditions, a Fund may make short sales in an attempt to maintain fund flexibility and facilitate the rapid implementation of investment strategies if the Manager believes that the price of a particular security or group of securities is likely to decline.

      When a Fund makes a short sale, a Fund must arrange through a broker or other institution to borrow the security to deliver to the buyer; and, in so doing, a Fund becomes obligated to replace the security borrowed at its market price at the time of replacement, whatever that price may be. A Fund may have to pay a premium and other transaction costs to borrow the security, which would increase the cost of the security sold short. A Fund must also pay any dividends or interest payable on the security until the Fund replaces the security.

      The Fund must normally repay to the lender an amount equal to any dividends or interest that accrues while the loan is outstanding. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with the short sale. Also, the lender of a security may terminate the loan at a time when the Fund is unable to borrow the same security for delivery. In that case, the Fund would need to purchase a replacement security at the then current market price “buy in” by paying the lender an amount equal to the cost of purchasing the security.

      Until the Fund replaces a borrowed security, it is required to maintain a segregated account of cash or liquid assets with a broker or custodian to cover the Fund’s short position by collateral deposited with the broker or the fund’s custodian, consisting of cash, U.S. Government Securities or other securities acceptable to the broker. In addition, with respect to any short sale, other than short sales against the box, a Fund will be required to segregate cash or liquid securities, marked-to-market daily, in an amount such that the value of the sum of both collateral deposits is at all times equal to at least 100% of the current market value of the securities sold short. This may limit the Fund’s investment flexibility, as well as its ability to meet redemption requests or other current obligations.

Short Sales Against the Box

      A short sale is “against the box” when a Fund enters into a transaction to sell a security short as described above, while at all times during which a short position is open, maintaining an equal amount of such securities, or owning securities giving it the right, without payment of future consideration, to obtain an equal amount of securities sold short. A Fund’s obligation to replace the securities sold short is then completed by purchasing the securities at their market price at time of replacement.

Illiquid and Restricted Securities (including Private Placements)

      Generally, a security is considered illiquid if it cannot be disposed of within seven days. Its illiquidity might prevent the sale of such security at a time when a Manager might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund’s liquidity. High-yield/high-risk bonds (including floating rate loans) may be less liquid than higher quality investments. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring a Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that a Fund could realize upon disposition. Illiquid securities are considered to include among other things, written OTC options, securities or other liquid assets being used as cover for such options, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), and other securities whose disposition is restricted under federal securities laws.

      A Fund will not acquire restricted securities (including privately placed securities) if they are illiquid and other securities that are illiquid, such as repurchase agreements maturing in more than seven days, if as a result they would comprise more than 15% of the value of a Fund’s net assets, and in the case of the PL Money Market Fund, 10% of the value of its Fund net assets. The privately placed securities in which these Funds may invest are called restricted securities because there are restrictions or conditions attached to their resale.

      Restricted securities may be sold only in a public offering with respect to which a registration statement is in effect under the 1933 Act or in a transaction exempt from such registration such as certain privately negotiated transactions. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time a Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith under the direction of the Board of Trustees. If through the appreciation of restricted securities or the depreciation of unrestricted securities, the Fund should be in a position where more than 15% of the value of its net assets are invested in restricted securities that are illiquid and other securities that are illiquid, the Manager will consider whether steps should be taken to assure liquidity.

      Certain restricted securities may be purchased by certain “qualified institutional buyers” without the necessity for registration of the securities. A Fund may acquire such a security without the security being treated as illiquid for purposes of the above-described limitation on acquisition of illiquid assets if the Manager determines that the security is liquid under guidelines adopted by the Fund’s Board of Trustees. Investing in such restricted securities could have the effect of increasing the level of a Fund’s illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

Small Capitalization Stocks

      Investments in larger companies present certain advantages in that such companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, more stability and greater depth of management and technical personnel. Investments in smaller, less seasoned companies may present greater opportunities for growth but also involve greater risks than customarily are associated with more established companies. The securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies. These companies may have limited product lines, markets or financial resources, or they may be dependent upon a limited management group. Their securities may be traded only in the OTC market or on a regional securities exchange and may not be traded every day or in the volume typical of trading on a major securities exchange. As a result, the disposition by a Fund of securities to meet redemptions, or otherwise, may require a Fund to sell these securities at a discount from market prices or to sell during a period when such disposition is not desirable or to make many small sales over a lengthy period of time.

Precious Metals-Related Securities

      Precious metals-related securities are considered equity securities of U.S. and foreign companies involved in the exploration, mining, development, production, or distribution of gold or other natural resources, including minerals and metals such as copper, aluminum, silver, platinum, uranium, strategic metals, diamonds, coal, oil, and phosphates.

      The value of these securities may be affected by worldwide financial and political factors, and prices may fluctuate sharply over short time periods. For example, precious metals securities may be affected by changes in inflation expectations in various countries, metal sales by central banks of governments or international agencies, governmental restrictions on the private ownership of certain precious metals or minerals and other factors.

Foreign Securities

      ADRs are dollar-denominated receipts issued generally by domestic banks and representing the deposit with the bank of a security of a foreign issuer. ADRs are publicly-traded on exchanges or OTC in the United States. EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in the non-U.S. securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

      Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. These risks are intensified with respect to investments in emerging market countries. These include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign fund transactions, the possibility of expropriation, nationalization, or confiscatory taxation, adverse changes in investment or exchange control regulations, trade restrictions, political instability (which can affect U.S. investments in foreign countries), and potential restrictions on the flow of international capital. It may be more difficult to obtain and enforce judgments against foreign entities. Additionally, income (including dividends and interest) and capital gains from foreign securities may be subject to foreign taxes, including foreign withholding taxes, and other foreign taxes may apply with respect to securities transactions. Transactions on foreign exchanges or OTC markets may involve greater time from the trade date until settlement than for domestic securities transactions and, if the securities are held abroad, may involve the risk of possible losses through the holding of securities in custodians and depositories in foreign countries. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar. Investing in ADRs, EDRs and GDRs may involve many of the same special risks associated with investing in securities of foreign issuers other than liquidity risks.

      There is generally less publicly available information about foreign companies comparable to reports and ratings that are published about companies in the United States. Foreign companies are also generally not subject to uniform accounting and auditing and financial reporting standards, practices, and requirements comparable to those applicable to U.S. companies.

      Semi-governmental securities are securities issued by entities owned by either a national, state or equivalent government or are obligations of one of such government jurisdictions that are not backed by its full faith and credit and general taxing powers. Eurobonds are bonds denominated in U.S. dollars or other currencies and sold to investors outside the country where currency is used. Yankee bonds are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign issuers. Yankee bonds are subject to certain sovereign risks.

      It is contemplated that most foreign securities will be purchased in OTC markets or on stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. Foreign stock markets are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Similarly, volume and liquidity in most foreign bond markets is less than in the United States and at times, volatility of price can be greater than in the United States. Fixed commissions on foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Fund will endeavor to achieve the most favorable net results on its fund transactions. There is generally less government supervision and regulation of stock exchanges, brokers, and listed companies than in the United States.

      With respect to certain foreign countries, there is the possibility of adverse changes in investment or exchange control regulations, nationalization, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of a Fund, political or social instability, or diplomatic developments which could affect United States investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United States’ economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position.

      The dividends and interest payable on certain of a Fund’s foreign securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution.

      Investment in foreign securities also involves the risk of possible losses through the holding of securities in custodian banks and securities depositories in foreign countries. (See “Transfer Agency and Custody Services” for more information concerning the Pacific Life Funds’ custodian and foreign sub-custodian.) No assurance can be given that expropriation, nationalization, freezes, or confiscation of assets, which would impact assets of the Fund, will not occur, and shareholders bear the risk of losses arising from these or other events.

      Furthermore, there are greater risks involved in investing in emerging market countries and/or their securities markets, such as less diverse and less mature economic structures, less stable political systems, more restrictive foreign investment policies, smaller-sized securities markets and low trading volumes. Such risks can make investments illiquid and more volatile than investments in developed countries and such securities may be subject to abrupt and severe price declines.

      Each of the emerging countries, including Asia and Eastern Europe, may be subject to a substantially greater degree of economic, political and social instability and disruption than is the case in the U.S., Japan and most Western European countries. This instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision making, including changes or attempted changes in governments through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic or social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; (v) ethnic, religious and racial disaffection or conflict; and (vi) the absence of developed legal structures governing foreign private investments and private property. Such economic, political and social instability could disrupt the principal financial markets in which a Fund may invest and adversely affect the value of the Funds’ assets. A Fund’s investments could in the future be adversely affected by any increase in taxes or by political, economic or diplomatic developments. Investment opportunities within former “east bloc” countries in Eastern Europe may be considered “not readily marketable” for purposes of the limitation on illiquid securities set forth above.

      Included among the emerging market debt obligations in which a Fund may invest are Brady Bonds, which are created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the Brady Plan). Brady Bonds are not considered U.S. Government Securities and are considered speculative. Brady Bonds have been issued relatively recently, and accordingly, do not have a long payment history. They may be collateralized or uncollateralized, or have collateralized or uncollateralized elements, and issued in various currencies (although most are U.S. dollar-denominated), and they are traded in the OTC secondary market.

      Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which a Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause a Fund to suffer a loss of interest or principal on any of its holdings.

      Supranational entities are entities designated or supported by national governments to promote economic reconstruction, development or trade amongst nations. Examples of supranational entities include the International Bank for Reconstruction and Development (the “World Bank”) and the European Investment Bank. Obligations of supranational entities are subject to the risk that the governments on whose support the entity depends for its financial backing or repayment may be unable or unwilling to provide that support. Obligations of a supranational entity that are denominated in foreign currencies will also be subject to the risks associated with investments in foreign currencies.

      Investors should understand that the expense ratio of a Fund that invests in foreign securities may be higher than investment companies investing in only domestic securities since the cost of maintaining the custody of foreign securities is higher.

      Unless otherwise noted, an issuer of a security may be deemed to be located in a particular country if it meets one or more of the following criteria: (i) the issuer or guarantor of the security is organized under the laws of, or maintains its principal place of business in, such country; (ii) the currency of settlement of the security is the currency of such country; (iii) the principal trading market for the security is in such country; (iv) during the issuer’s most recent fiscal year, it derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in such country or has at least 50% of its assets in that country; or (v) the issuer is included in an index that is representative of that country. In the event that an issuer may be considered to be located in more than one country based on these criteria (for example, where the issuer is organized under the laws of one country but derives at least 50% of its revenues or profits from goods produced or sold in another country), the Manager may classify the issuer in its discretion based on an assessment of the relevant facts and circumstances.

Investments in Other Investment Company Securities

      Under the 1940 Act, a Fund (other than the Portfolio Optimization Funds) may not own more than 3% of the outstanding voting stock of an investment company, invest more than 5% of its total assets in any one investment company, or invest more than 10% of its total assets in the securities of investment companies.

Such investments may include open-end investment companies, closed-end investment companies and unit investment trusts (UITs). These limitations do not apply to investments in securities of companies that are excluded from the definition of an investment company under the 1940 Act, such as hedge funds or private investment funds. In some instances, a Fund may invest in an investment company, including an unregistered investment company, in excess of these limits. This may occur, for instance, when a Fund invests collateral it receives from loaning its portfolio securities. As the shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. Such expenses are in addition to the expenses a Fund pays in connection with its own operations.

      Despite the possibility of greater fees and expenses, investments in other investment companies may be attractive for several reasons, especially in connection with foreign investments. Because of restrictions on direct investment by U.S. entities in certain countries, investing indirectly in such countries (by purchasing shares of another fund that is permitted to invest in such countries) may be the most practical and efficient way for a Fund to invest in such countries. In other cases, when a Manager desires to make only a relatively small investment in a particular country, investing through another fund that holds a diversified portfolio in that country may be more effective than investing directly in issuers in that country.

      Among the types of investment companies in which a Fund may invest are Portfolio Depositary Receipts (PDRs) and Index Fund Shares (PDRs and Index Fund Shares are collectively referred to as “exchange traded funds” or ETFs). PDRs represent interests in a UIT holding a fund of securities that may be obtained from the UIT or purchased in the secondary market. Each PDR is intended to track the underlying securities, trade like a share of common stock, and pay to PDR holders periodic dividends proportionate to those paid with respect to the underlying securities, less certain expenses. Index Fund Shares are shares issued by an open-end management investment company that seeks to provide investment results that correspond generally to the price and yield performance of a specified foreign or domestic equity index (Index Fund). ETFs include, among others, Standard & Poor’s Depositary Receipts (SPDRs), OPALS, Dow Jones Industrial Average Instruments (Diamonds), Nasdaq 100 tracking shares (QQQ) and iShares.

      SPDRs. SPDRs track the performance of a basket of stocks intended to track the price performance and dividend yields of the S&P 500 until a specified maturity date. SPDRs are listed on the American Stock Exchange. Holders of SPDRs are entitled to receive quarterly distributions corresponding to dividends received on shares contained in the underlying basket of stocks net of expenses. On the maturity date of the SPDRs’ UIT, the holders will receive the value of the underlying basket of stocks.

      OPALS. OPALS track the performance of adjustable baskets of stocks until a specified maturity date. Holders of OPALS are entitled to receive semi-annual distributions corresponding to dividends received on shares contained in the underlying basket of stocks, net of expenses. On the maturity date of the OPALS’ UIT, the holders will receive the physical securities comprising the underlying baskets.

      iShares. iShares track the performance of specified equity market indexes, including the S&P 500. iShares are listed on the American Stock Exchange and the Chicago Board Option Exchange. Holders of iShares are entitled to receive distributions not less frequently than annually corresponding to dividends and other distributions received on shares contained in the underlying basket of stocks net of expenses. iShares are Index Fund Shares.

      Individual investments in PDRs generally are not redeemable, except upon termination of the UIT. Similarly, individual investments in Index Fund Shares generally are not redeemable. However, large quantities of PDRs known as “Creation Units” are redeemable from the sponsor of the UIT. Similarly, block sizes of Index Fund Shares, also known as “Creation Units”, are redeemable from the issuing Index Fund. The liquidity of small holdings of ETFs, therefore, will depend upon the existence of a secondary market.

      The price of ETFs is derived from and based upon the securities held by the UIT or Index Fund. Accordingly, the level of risk involved in the purchase or sale of an ETF is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for an ETF is based on a basket of stocks. Disruptions in the markets for the securities underlying ETFs purchased or sold by a Fund could result in losses on investments in ETFs. ETFs represent an unsecured obligation and therefore carry with them the risk that the counterparty will default and the Fund may not be able to recover the current value of its investment.

      Investments in ETFs will be limited to the percentage restrictions set forth above for investments in investment company securities. Underlying Funds may not invest in securities of other investment companies in reliance on Section 12(d)(1)(F) or (G) of the 1940 Act, or any successor provisions.

Derivatives

      Derivatives are investments whose values are tied to the value of an underlying security or asset, a group of assets, interest rates, exchange rates, currency or an index. Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, are traded on regulated exchanges. These types of derivatives which are traded on exchanges have standardized contracts and can generally be bought and sold, and their market values are determined and published daily. Non-standardized derivatives (such as swap agreements), tend to be more specialized and more complex, and may be harder to value. Derivatives may create leverage, and may enhance returns and be useful in hedging portfolios. Some common types of derivatives include futures, options on futures, forward currency exchange contracts, forward contracts on securities and securities indexes, linked securities and structured products, collateralized mortgage obligations, stripped securities, warrants, swap agreements and swaptions.

      Each Manager may use derivatives for a variety of reasons, including for example, (i) to enhance a Fund’s returns; (ii) to attempt to protect against possible changes in the market value of securities held in or to be purchased for a Fund resulting from securities markets or currency exchange rate fluctuations (i.e., to hedge); (iii) to protect a Fund’s unrealized gains reflected in the value of its Fund securities, (iv) to facilitate the sale of such securities for investment purposes; (v) to reduce transaction costs; and/or (vi) to manage the effective maturity or duration of a Fund.

      The managers may use derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying security, asset, index or reference rate, which may be magnified by certain features of the derivatives. These risks are heightened when a Fund uses derivatives to enhance its return or as a substitute for a position or security, rather than solely to hedge or offset the risk of a position or security held by a Fund. The use of derivatives to leverage risk also may exaggerate loss, potentially causing a Fund to lose more money than if it had invested in the underlying security, or limit a potential gain. The success of a manager’s derivative strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying security, asset, index or reference rate and the derivative itself, without necessarily having had the benefit of observing the performance of the derivative under all possible market conditions. Derivatives are subject to a number of risks described in the Prospectus and elsewhere in the SAI, such as price volatility risk, foreign investment risk, interest rate risk, credit risk, liquidity risk, market risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate well with the security for which it is substituting. Other risks arise from a Fund’s potential inability to terminate or sell its derivatives positions as a liquid secondary market for such positions may not exist at times when a Fund may wish to terminate or sell them. OTC instruments (investments not traded on the exchange) may be less liquid or illiquid, and transactions in derivatives traded in the OTC are subject to the risk that the counterparty will not meet its obligations.

      A Fund may use any or all of the above investment techniques and may purchase different types of derivative instruments at any time and in any combination. There is no particular strategy that dictates the use of one technique over another, as the use of derivatives is a function of numerous variables, including market conditions.

Foreign Currency Transactions and Forward Foreign Currency Contracts

      Generally, foreign exchange transactions will be conducted on a spot, i.e., cash, basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market. This rate, under normal market conditions, differs from the prevailing exchange rate in an amount generally less than 0.15 of 1% due to the costs of converting from one currency to another. However, a Fund has authority to deal in forward foreign exchange transactions to hedge and manage currency exposure against possible fluctuations in foreign exchange rates and, with respect to the PL Managed Bond Fund and the PL Inflation Managed Fund, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. When entering into such contracts, a Fund assumes the credit risk of the counterparty.

      Dealings in forward foreign exchange transactions may include hedging involving either specific transactions or fund positions. A Fund may purchase and sell forward foreign currency contracts in combination with other transactions in order to gain exposure to an investment in lieu of actually purchasing such investment. Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables or payables of a Fund arising from the purchase and sale of fund securities, the sale and redemption of shares of a Fund, or the payment of dividends and distributions by a Fund. Position hedging is the sale of forward foreign currency contracts with respect to fund security positions denominated in or exposed to a foreign currency. In connection with either of these types of hedging, a Fund may also engage in proxy hedging. Proxy hedging entails entering into a forward contract to buy or sell a currency whose changes in value are generally considered to be moving in correlation with a currency or currencies in which fund securities are or are expected to be denominated. Proxy hedging is often used when a currency in which fund securities are denominated is difficult to hedge. The precise matching of a currency with a proxy currency will not generally be possible and there may be some additional currency risk in connection with such hedging transactions. In addition to the above, a fund may also cross-hedge between two non-U.S. currencies, which involves moving a security from one currency into a second currency that is not the currency that account performance is based upon.

      A Fund may enter into forward foreign currency contracts under the following circumstances: First, when a Fund enters into a contract for the purchase or sale of a security denominated in or exposed to a foreign currency, it may desire to “lock in” the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale of the amount of foreign currency involved in the underlying security transactions (or a proxy currency considered to move in correlation with that currency) for a fixed amount of dollars, a Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received. Second, when the Manager of a Fund believes that the currency of a particular foreign country may suffer a substantial movement against another currency, it may enter into a forward contract to sell or buy the amount of the former foreign currency (or a proxy currency considered to move in correlation with that currency), approximating the value of some or all of the Fund’s securities denominated in or exposed to such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movements is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain. In no event will a Fund (except the PL Managed Bond Fund and the PL Inflation Managed Fund) enter into forward contracts or maintain a net exposure to such contracts, where the consummation of the contracts would obligate a Fund to deliver an amount of foreign currency in excess of the value of that Fund’s holdings denominated in or exposed to that foreign currency (or a proxy currency considered to move in correlation with that currency), or exposed to a particular securities market, or futures contracts, options or other derivatives on such holdings. In addition, in no event will a Fund (except the PL Managed Bond Fund or PL Inflation Managed Fund) enter into forward contracts under this second circumstance, if, as a result, a Fund will have more than 25% of the value of its total assets committed to the consummation of such contracts.

      The Funds will cover outstanding forward currency contracts by maintaining liquid fund securities or other assets denominated in or exposed to the currency underlying the forward contract or the currency being hedged. To the extent that a Fund is not able to cover its forward currency positions with underlying fund securities, cash or liquid equity or debt securities will be segregated in an amount equal to the value of a Fund’s total assets committed to the consummation of forward foreign currency exchange contracts. If the value of the securities used to cover a position or the value of segregated assets declines, a Fund will find alternative cover or additional cash or securities will be segregated on a daily basis so that the value of the segregated assets will equal the amount of a Fund’s commitments with respect to such contracts.

      When a Manager of a Fund believes that the currency of a particular foreign country may suffer a decline against the U.S. dollar, that Fund may enter into a forward contract to sell the amount of foreign currency approximating the value of some or all of a Fund’s holdings denominated in or exposed to such foreign currency. At the maturity of the forward contract to sell, a Fund may either sell the security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract with the same currency trader obligating a Fund to purchase, on the same maturity date, the same amount of the foreign currency.

      It is impossible to forecast with absolute precision the market value of fund securities at the expiration of the contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency a Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the fund security if its market value exceeds the amount of foreign currency a Fund is obligated to deliver.

      If a Fund retains the security and engages in an offsetting transaction, a Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If a Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between a Fund’s entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, a Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, a Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

      A Fund is not required to enter into such transactions with regard to their foreign currency denominated securities and will not do so unless deemed appropriate by its Manager. It also should be realized that this method of protecting the value of a Fund’s holdings in securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which one can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result from the value of such currency increase.

      Although a Fund values its shares in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

Options

      Purchasing and Writing Options on Securities. A Fund may purchase and sell (write) (i) both put and call options on debt or other securities in standardized contracts traded on national securities exchanges, boards of trade, similar entities, or for which an established OTC market exists; and (ii) agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.

      An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. A Fund may purchase put options on securities to protect holdings in an underlying or related security against a substantial decline in market value. Securities are considered related if their price movements generally correlate to one another. For example, the purchase of put options on debt securities held in a Fund will enable a Fund to protect, at least partially, an unrealized gain in an appreciated security without actually selling the security. In addition, the Fund will continue to receive interest income on such security.

      A Fund may purchase call options on securities to protect against substantial increases in prices of securities a Fund intends to purchase pending its ability to invest in such securities in an orderly manner. A Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. A Fund may also allow options to expire unexercised.

      In order to earn additional income on its securities or to protect partially against declines in the value of such securities, a Fund may write covered call options. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. During the option period, a covered call option writer may be assigned an exercise notice by the broker-dealer through whom such call option was sold requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time in which the writer effects a closing purchase transaction. Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security, or to enable a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both.

      Secured put options will generally be written in circumstances where the Manager wishes to purchase the underlying security at a price lower than the current market price of the security. In such event, a Fund would write a secured put option at an exercise price which, reduced by the premium received on the option, reflects the lower price that it is willing to pay. During the option period, the writer of a put option may be assigned an exercise notice by the broker-dealer through whom the option was sold requiring the writer to purchase the underlying security at the exercise price. A Fund may effect closing transactions with respect to put options that were previously written.

      A Fund may write call options and put options only if they are “covered” or if sufficient liquid assets have been segregated to allow the Fund to acquire the security without additional cash consideration (“secured”). Call Options. A call option written (sold) by the Fund is covered if the Fund owns the security underlying the call option or if the Fund holds a call option on the same security if the exercise price of the call option held (i) is equal to or less than the exercise price of the call option written or (ii) is greater than the exercise price of the call option written, if the difference is maintained by the Fund in segregated cash, U.S. Government Securities or liquid securities marked-to-market daily. The call option is also covered if the Fund maintains segregated cash, U.S. Government Securities or liquid securities marked-to-market daily with a value equal to the market value of the underlying security. Put Options. A put option written (sold) by the Fund is covered if the Fund sells short the security underlying the put option at a price equal to or greater than the exercise price, or holds a put option on the same underlying security with an exercise price equal to or greater than the exercise price of the put option written by the Fund. The put option is also covered if the Fund maintains segregated cash, U.S. Government Securities or liquid securities marked-to-market daily with a value equal to the exercise price of the written put option.

      Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when a Fund desires.

      A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, a Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, a Fund will realize a capital gain or, if it is less, a Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security in relation to the exercise price of the option, the volatility of the underlying security, and the time remaining until the expiration date.

      The premium paid for a put or call option purchased by a Fund is an asset of the Fund. The premium received for an option written by a Fund is recorded as a deferred credit. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

      A Fund may write covered straddles and/or strangles consisting of a combination of a call and a put written on the same underlying security. A straddle and/or a strangle will be covered when sufficient assets are segregated to meet a Fund’s immediate obligations. A Fund may use the same segregated cash, U.S. Government Securities or liquid securities marked-to-market daily to cover both the call and put options where the exercise price of a call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate cash, U.S. Government Securities or liquid securities equivalent to the amount, if any, by which the put is “in the money.”

      Purchasing and Writing Options on Stock Indexes. A stock index is a method of reflecting in a single number the market values of many different stocks or, in the case of value weighted indexes that take into account prices of component stocks and the number of shares outstanding, the market values of many different companies. Stock indexes are compiled and published by various sources, including securities exchanges. An index may be designed to be representative of the stock market as a whole, of a broad market sector (e.g., industrials), or of a particular industry (e.g., electronics). An index may be based on the prices of all, or only a sample, of the stocks whose value it is intended to represent.

      A stock index is ordinarily expressed in relation to a “base” established when the index was originated. The base may be adjusted from time to time to reflect, for example, capitalization changes affecting component stocks. In addition, stocks may from time to time be dropped from or added to an index group. These changes are within the discretion of the publisher of the index.

      Different stock indexes are calculated in different ways. Often the market prices of the stocks in the index group are “value weighted;” that is, in calculating the index level, the market price of each component stock is multiplied by the number of shares outstanding. Because of this method of calculation, changes in the stock prices of larger corporations will generally have a greater influence on the level of a value weighted (or sometimes referred to as a capitalization weighted) index than price changes affecting smaller corporations.

      In general, index options are very similar to stock options, and are basically traded in the same manner. However, when an index option is exercised, the exercise is settled by the payment of cash — not by the delivery of stock. The assigned writer of a stock option is obligated to pay the exercising holder cash in an amount equal to the difference (expressed in dollars) between the closing level of the underlying index on the exercise date and the exercise price of the option, multiplied by a specified index multiplier. A multiplier of 100, for example, means that a one-point difference will yield $100. Like other options listed on United States securities exchanges, index options are issued by the Options Clearing Corporation (OCC).

      Gains or losses on a Fund’s transactions in securities index options depend primarily on price movements in the stock market generally (or, for narrow market indexes, in a particular industry or segment of the market) rather than the price movements of individual securities held by a Fund. A Fund may sell securities index options prior to expiration in order to close out its positions in stock index options which it has purchased. A Fund may also allow options to expire unexercised.

      Risks of Options Transactions. There are several risks associated with transactions in options. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when, and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

      There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option it had purchased on a security, it would have to exercise the option to realize any profit or the option may expire worthless. If a Fund were unable to close out a covered call option it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, a Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

      If trading were suspended in an option purchased by a Fund, a Fund would not be able to close out the option. If restrictions on exercise were imposed, a Fund might be unable to exercise an option it has purchased.

      With respect to index options, current index levels will ordinarily continue to be reported even when trading is interrupted in some or all of the stocks in an index group. In that event, the reported index levels will be based on the current market prices of those stocks that are still being traded (if any) and the last reported prices for those stocks that are not currently trading. As a result, reported index levels may at times be based on non-current price information with respect to some or even all of the stocks in an index group. Exchange rules permit (and in some instances require) the trading of index options to be halted when the current value of the underlying index is unavailable or when trading is halted in stocks that account for more than a specified percentage of the value of the underlying index. In addition, as with other types of options, an exchange may halt the trading of index options whenever it considers such action to be appropriate in the interests of maintaining a fair and orderly market and protecting investors. If a trading halt occurs, whether for these or for other reasons, holders of index options may be unable to close out their positions and the options may expire worthless.

      Spread Transactions. Spread transactions are not generally exchange listed or traded. Spread transactions may occur in the form of options, futures, forwards or swap transactions. The purchase of a spread transaction gives a Fund the right to sell or receive a security or a cash payment with respect to an index at a fixed dollar spread or fixed yield spread in relationship to another security or index which is used as a benchmark. The risk to a Fund in purchasing spread transactions is the cost of the premium paid for the spread transaction and any transaction costs. The sale of a spread transaction obligates a Fund to purchase or deliver a security or a cash payment with respect to an index at a fixed dollar spread or fixed yield spread in relationship to another security or index which is used as a benchmark. In addition, there is no assurance that closing transactions will be available. The purchase and sale of spread transactions will be used in furtherance of a Fund’s objectives and to protect a Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. Such protection is only provided during the life of the spread transaction. The Fund does not consider a security covered by a spread transaction to be “pledged” as that term is used in the Fund’s policy limiting the pledging or mortgaging of its assets. The sale of spread transactions will be “covered” or “secured” as described in the “Options,” “Options on Foreign Currencies,” “Futures Contracts and Options on Futures Contracts,” and “Swap Agreements and Options on Swap Agreements” sections.

Yield Curve Options

      A Fund may enter into options on the yield “spread” or differential between two securities. Such transactions are referred to as “yield curve” options. In contrast to other type of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

      A Fund may purchase or sell (write) yield curve options for the same purposes as other options on securities. For example, a Fund may purchase a call option on the yield spread between two securities if the Fund owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. A Fund may also purchase or write yield curve options in an effort to increase current income if, in the judgment of the Manager, the Fund will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present a risk of loss even if the yield of one of the underlying securities remains constant, or if the spread moves in a direction or to an extent that was not anticipated.

      Yield curve options written by a Fund will be “covered.” A call or put option is covered if the Fund holds another call or put option on the spread between the same two securities and segregates cash or liquid assets sufficient to cover the Fund’s net liability under the two options. Therefore, a Fund’s liability for such a covered option is generally limited to the difference between the amount of the Fund’s liability under the option written by the Fund less the value of the option held by the Fund. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded OTC, and established trading markets for these options may not exist.

Options on Foreign Currencies

      Funds may purchase and sell options on foreign currencies for hedging purposes and, with respect to the PL Managed Bond Fund and the PL Inflation Managed Fund, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another, in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which fund securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of fund securities, a Fund may buy put options on the foreign currency. If the value of the currency declines, a Fund will have the right to sell such currency for a fixed amount in U.S. dollars and will offset, in whole or in part, the adverse effect on its fund.

      Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may buy call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent desired, a Fund could sustain losses on transactions in foreign currency options that would require the Fund to forgo a portion or all of the benefits of advantageous changes in those rates.

      A Fund may write options on foreign currencies for hedging purposes and, with respect to the PL Managed Bond and PL Inflation Managed Funds, to increase exposure to foreign currency fluctuations from one country to another. For example, to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, a Fund could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the diminution in value of fund securities will be offset by the amount of the premium received.

      Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow a Fund to hedge the increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised and a Fund would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Fund also may lose all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

      A Fund may write covered call and put options on foreign currencies. A call option written on a foreign currency by a Fund is “covered” if a Fund (i) owns the underlying foreign currency covered by the call; (ii) has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in segregation) upon conversion or exchange of other foreign currency held in its fund; (iii) has a call on the same foreign currency and in the same principal amount as the call written if the exercise price of the call held (a) is equal to or less than the exercise price of the call written, or (b) is greater than the exercise price of the call written, if the difference is maintained by the Fund in segregated government securities, cash or liquid securities marked-to-market daily, and/or cash, U.S. Government Securities, or liquid securities marked-to-market daily; or (iv) segregates and marks-to-market cash or liquid assets equal to the value of the underlying foreign currency. A put option written on a foreign currency by a Fund is “covered” if the option is secured by (i) segregated government securities, cash or liquid securities marked-to-market daily of that foreign currency, and/or segregated U.S. Government Securities, cash or liquid securities marked-to-market daily at least equal to the exercise price, (ii) a short sale of the security underlying the put option at an equal or greater exercise price, or (iii) a put on the same underlying currency at an equal or greater exercise price.

      A Fund also may write call options on foreign currencies for cross-hedging purposes that would not be deemed to be covered. A written call option on a foreign currency is for cross-hedging purposes if it is not covered but is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which a Fund owns or has the right to acquire and which is denominated in the currency underlying the option. In such circumstances, a Fund collateralizes the option by segregating cash, U.S. government securities, and/or liquid securities marked-to-market daily in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

      Foreign currency options are subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the OTC market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

      In addition, options on foreign currencies may be traded on foreign exchanges and OTC in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) low trading volume.

Futures Contracts and Options on Futures Contracts

      A futures contract is an agreement that obligates a purchaser to take delivery and a seller to make delivery of a specified quantity of a security or commodity at a specified price at a future date. The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase the Fund’s exposure to positive and negative market price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction opposite to the purchase price of the underlying instrument.

      If a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit a specified amount of cash or U.S. Government Securities (“initial margin”) with a futures broker, known as a futures commission merchant (FCM) or its custodian for the benefit of the FCM. The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to a Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each investing Fund expects to earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day a Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking-to-market.” Variation margin does not represent a borrowing or loan by a Fund but is instead settlement between a Fund and the FCM of the amount one would owe the other if the futures contract expired that day. In computing daily net asset value, each Fund will mark-to-market its open futures positions.

      A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by a Fund.

      Although some futures contracts call for making or taking delivery of the underlying instruments, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security, and delivery month). If an offsetting purchase price is less than the original sale price, a Fund realizes a capital gain, or if it is more, a Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a Fund realizes a capital gain, or if it is less, a Fund realizes a capital loss. The transaction costs must also be included in these calculations.

      Futures on Securities. A futures contract on a security is an agreement between two parties (buyer and seller) to take or make delivery of a specified quantity of a security at a specified price at a future date.

      If a Fund buys a futures contract to gain exposure to securities, the Fund is exposed to the risk of change in the value of the futures contract, which may be caused by a change in the value of the underlying securities.

      Interest Rate Futures. An interest rate futures contract is an agreement between two parties (buyer and seller) to take or make delivery of a specified quantity of financial instruments (such as GNMA certificates or Treasury bonds) at a specified price at a future date. In the case of futures contracts traded on U.S. exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Frequently, using futures to effect a particular strategy instead of using the underlying or related security will result in lower transaction costs being incurred. A public market exists in futures contracts covering various financial instruments including U.S. Treasury bonds, U.S. Treasury notes, GNMA certificates, three month U.S. Treasury bills, 90 day commercial paper, bank certificates of deposit, and Eurodollar certificates of deposit.

      As a hedging strategy a Fund might employ, a Fund may purchase an interest rate futures contract when it is not fully invested in long-term debt securities but wishes to defer their purchase for some time until it can invest in such securities in an orderly manner or because short-term yields are higher than long-term yields. Such purchase would enable a Fund to earn the income on a short-term security while at the same time minimizing the effect of all or part of an increase in the market price of the long-term debt security which a Fund intended to purchase in the future. A rise in the price of the long-term debt security prior to its purchase either would be offset by an increase in the value of the futures contract purchased by a Fund or avoided by taking delivery of the debt securities under the futures contract.

      A Fund would sell an interest rate futures contract in order to continue to receive the income from a long-term debt security, while endeavoring to avoid part or all of the decline in market value of that security which would accompany an increase in interest rates. If interest rates did rise, a decline in the value of the debt security held by a Fund would be substantially offset by the ability of a Fund to repurchase at a lower price the interest rate futures contract previously sold. While a Fund could sell the long-term debt security and invest in a short-term security, ordinarily a Fund would give up income on its investment, since long-term rates normally exceed short-term rates.

      Stock Index Futures. A stock index is a method of reflecting in a single number the market values of many different stocks or, in the case of capitalization weighted indexes that take into account both stock prices and the number of shares outstanding, many different companies. An index fluctuates generally with changes in the market values of the common stocks so included. A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount multiplied by the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally purchased or sold. No physical delivery of the underlying stocks in the index is made.

      A Fund may purchase and sell stock index futures contracts to hedge its securities. A Fund may engage in transactions in futures contracts only in an effort to protect it against a decline in the value of a Fund’s securities or an increase in the price of securities that a Fund intends to acquire. For example, a Fund may sell stock index futures to protect against a market decline in an attempt to offset partially or wholly a decrease in the market value of securities that the Fund intends to sell. Similarly, to protect against a market advance when a Fund is not fully invested in the securities market, a Fund may purchase stock index futures that may partly or entirely offset increases in the cost of securities that a Fund intends to purchase.

      Currency Futures. A Fund may seek to enhance returns or hedge against the decline in the value of a currency against the U.S. dollar through use of currency futures or options thereon. Currency futures are similar to forward foreign currency transactions except that futures are standardized, exchange-traded contracts. Currency futures involve substantial currency risk and leverage risk.

      Futures Options. Futures options possess many of the same characteristics as options on securities. A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

      Options on stock index futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a stock index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account which represents the amount by which the market price of the stock index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the stock index futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the futures contract is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid. During the option period, the covered call writer (seller) has given up the opportunity to profit from a price increase in the underlying securities above the exercise price. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option.

      Options on Currency Futures. A Fund may seek to enhance returns or hedge against the decline in the value of a currency against the U.S. dollar through use of currency options. Currency options are similar to options on securities, but in consideration for an option premium the writer of a currency option is obligated to sell (in the case of a call option) or purchase (in the case of a put option) a specified amount of a specified currency on or before the expiration date for a specified amount of a another currency. A Fund may engage in transactions in options on currencies either on exchanges or OTC markets. Currency futures involve substantial currency risk and may also involve credit, leverage and liquidity risk.

      A Fund may write covered straddles and/or strangles consisting of a combination of a call and a put written on the same underlying futures contract. A straddle and/or a strangle will be covered when sufficient assets are segregated to meet a Fund’s immediate obligations. A Fund may use the same segregated cash, U.S. Government Securities or liquid securities marked-to-market daily to cover both the call and put options where the exercise price of a call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, a Fund will also segregate cash, U.S. Government Securities or liquid securities equivalent to the amount, if any, by which the put is “in the money.”

      Limitations. Pursuant to rules adopted by the Commodity Futures Trading Commission (CFTC) each Fund is permitted to engage in unlimited futures trading activity without registration with the CFTC.

      When purchasing a futures contract, a Fund must segregate cash, U.S. Government Securities and/or other liquid securities marked-to-market daily (including any margin) equal to the price of such contract or will “cover” its position by holding a put option permitting the Fund to sell the same futures contract with a strike price equal to or higher than the price of the futures contract held. When writing a call option on a futures contract, a Fund similarly will segregate government securities, cash and/or liquid securities marked-to-market daily of that foreign currency, and/or, U.S. Government Securities, cash, or other liquid securities marked-to-market daily (including any margin) equal to the value of the futures contract or will “cover” its position by (1) owning the same futures contract at a price equal to or lower than the strike price of the call option, or (2) owning the commodity (financial or otherwise) underlying the futures contract, or (3) holding a call option permitting a Fund to purchase the same futures contract at a price equal to or lower than the strike price of the call option sold by a Fund. When selling a futures contract or selling a put option on a futures contract, the Fund is required to segregate government securities, cash and/or liquid securities marked-to-market daily of that foreign currency, and/or U.S. Government Securities, cash, or other liquid securities marked-to-market daily (including any margin) equal to the market value of such contract or exercise price of such option or to “cover” its position, when selling a futures contract, by (1) owning the commodity (financial or otherwise) underlying the futures contract or (2) holding a call option permitting a Fund to purchase the same futures contract at a price equal to or lower than the price at which the short position was established, and, when selling a put option on the futures contract, by (1) selling the futures contract underlying the put option at the same or higher price than the strike price of the put option or (2) purchasing a put option, if the strike price of the purchased option is the same or higher than the strike price of the put option sold by a Fund. However, with respect to futures contracts that are required to “cash settle”, a Fund is permitted to set aside or “earmark” liquid assets in an amount equal to a Fund’s daily marked-to-market (net) obligation, if any, (in other words, a Fund’s daily net liability, if any). By setting aside assets equal to only its net obligation under cash-settled futures contracts, a Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full market value of the futures contracts.

      The Funds reserve the right to engage in other types of futures transactions in the future and to use futures and related options for other than hedging purposes to the extent permitted by regulatory authorities. If other types of options, futures contracts, or futures options are traded in the future, a Fund may also use such investment techniques, provided that Pacific Life Funds’ Board of Trustees determines that their use is consistent with a Fund’s investment objective.

      Risks Associated with Futures and Futures Options. There are several risks associated with the use of futures and futures options. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contracts. While a Fund’s hedging transactions may protect a Fund against adverse movements in the general level of interest rates or stock or currency prices, such transactions could also preclude the opportunity to benefit from favorable movements in the level of interest rates or stock or currency prices. A hedging transaction may not correlate perfectly with price movements in the assets being hedged, causing the hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the fund securities being hedged and the instruments underlying the hedging vehicle in such respects as interest rate levels, maturities, conditions affecting particular industries, and creditworthiness of issuers. A decision as to whether, when, and how to hedge involves the exercise of skill and judgment and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

      The price of futures contracts may not correlate perfectly with movement in the underlying security or stock index, due to certain market distortions. This might result from decisions by a significant number of market participants holding stock index futures positions to close out their futures contracts through offsetting transactions rather than to make additional margin deposits. Also, increased participation by speculators in the futures market may cause temporary price distortions. These factors may increase the difficulty of effecting a fully successful hedging transaction, particularly over a short time frame. With respect to a stock index futures contract, the price of stock index futures might increase, reflecting a general advance in the market price of the index’s component securities, while some or all of the fund securities might decline. If a Fund had hedged its fund against a possible decline in the market with a position in futures contracts on an index, it might experience a loss on its futures position until it could be closed out, while not experiencing an increase in the value of its fund securities. If a hedging transaction is not successful, a Fund might experience losses which it would not have incurred if it had not established futures positions. Similar risk considerations apply to the use of interest rate and other futures contracts.

      An incorrect correlation could result in a loss on both the hedged assets in a Fund and/or the hedging vehicle, so that the Fund’s return might have been better had hedging not been attempted. There can be no assurance that an appropriate hedging instrument will be available when sought by a Manager.

      There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached on a particular futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. In addition, certain of these instruments are relatively new and lack a deep secondary market. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position and the Fund would remain obligated to meet margin requirements until the position is closed.

      Foreign markets may offer advantages such as trading in indexes that are not currently traded in the United States. Foreign markets, however, may have greater risk potential than domestic markets. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC and may be subject to greater risk than trading on domestic exchanges. For example, some foreign exchanges are principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. Trading in foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC’s regulations, and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. Amounts received for foreign futures or foreign options transactions may not be provided the same protection as funds received in respect of transactions on United States futures exchanges. In addition, any profits that a Fund might realize in trading could be eliminated by adverse changes in the exchange rate of the currency in which the transaction is denominated, or the Fund could incur losses as a result of changes in the exchange rate. Transactions on foreign exchanges may include both commodities that are traded on domestic exchanges or boards of trade and those that are not.

      There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or a futures option position, and that Fund would remain obligated to meet margin requirements until the position is closed. There can be no assurance that an active secondary market will develop or continue to exist.

Foreign Currency Futures and Options Thereon

      Foreign currency futures are contracts for the purchase or sale for future delivery of foreign currencies which may also be engaged in for cross-hedging purposes. Cross-hedging involves the sale of a futures contract on one foreign currency to hedge against changes in exchange rates for a different (proxy) currency if there is an established historical pattern of correlation between the two currencies. These investment techniques will be used only to hedge against anticipated future changes in exchange rates which otherwise might adversely affect the value of a Fund’s securities or adversely affect the prices of securities that the Fund has purchased or intends to purchase at a later date and, with respect to the PL Managed Bond Fund and the PL Inflation Managed Fund, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The successful use of foreign currency futures will usually depend on the

Manager’s ability to forecast currency exchange rate movements correctly. Should exchange rates move in an unexpected manner, a Fund may not achieve the anticipated benefits of foreign currency futures or may realize losses.

Swap Agreements and Options on Swap Agreements

      Swap Agreements are privately negotiated OTC derivative products in which two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities (referred to as the “underlying”) and a predetermined amount (referred to as the “notional amount”). The underlying reference for a swap may be an interest rate (fixed or floating), a currency exchange rate, a commodity price index, a security, group of securities or a securities index, a combination of any of these, or various other rates, assets or indexes. Swap agreements generally do not involve the delivery of the underlying or principal, and a party’s obligations generally are equal to only the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the swap agreement. A great deal of flexibility is possible in the way swaps may be structured. For example, in a simple fixed-to-floating interest rate swap, one party makes payments equivalent to a fixed interest rate, and the other party makes payments calculated with reference to a specified floating interest rate, such as LIBOR or the prime rate.

      In a currency swap, the parties generally enter into an agreement to pay interest streams in one currency based on a specified rate in exchange for receiving interest streams denominated in another currency. Currency swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. A Fund may engage in simple or more complex swap transactions’ involving a wide variety of underlyings for various reasons. For example, a Fund may enter into a swap to gain exposure to investments (such as an index of securities in a market) or currencies without actually purchasing those stocks or currencies; to make an investment without owning or taking physical custody of securities or currencies in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable; to hedge an existing position; to obtain a particular desired return at a lower cost to the Fund than if it had invested directly in an instrument that yielded the desired return; or for various other reasons.

      Credit default swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses on an underlying security. Credit default swaps give one party to a transaction (the buyer of the credit default swap) the right to dispose of an asset (or group of assets), or the right to receive a payment from the other party, upon the occurrence of specified credit events. For purposes of applying a Fund’s investment policies and restrictions swap agreements are generally valued at market value. However, in the case of a credit default swap sold by a Fund (i.e., where the Fund is selling credit default protection), the Fund will value the swap at its notional amount.

      A Fund may enter into credit default swaps, as a buyer or a seller. The buyer in a credit default contract is obligated to pay the seller a periodic stream of payments over the term of the contract provided no event of default has occurred. If an event of default occurs, the seller must pay the buyer the full notional value (par value) of the underlying in exchange for the underlying. If a Fund is a buyer and no event of default occurs, the Fund will have made a stream of payments to the seller without having benefited from the default protection it purchased. However, if an event of default occurs, the Fund, as buyer, will receive the full notional value of the underlying that may have little or no value following default. As a seller, a Fund receives a fixed rate of income throughout the term of the contract, provided there is no default. If an event of default occurs, the Fund would be obligated to pay the notional value of the underlying in return for the receipt of the underlying. The value of the underlying received by the Fund, coupled with the periodic payments previously received may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. Credit default swaps involve different risks than if a Fund invests in the underlying directly.

      A Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owing to a Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregated cash, U.S. Government Securities, and/or liquid securities marked-to-market daily, to avoid any potential leveraging of a Fund. Swap agreements may include:

(1) “currency exchange rate,” which involve the exchange by a Fund with another party of their respective rights to make or receive payments in specified currencies; (2) “interest rate,” which involve the exchange by a Fund with another party of their respective commitments to pay or receive interest; (3) “interest rate index,” which involve the exchange by a Fund with another party of the respective amounts payable with respect to a notional principal amount at interest rates equal to two specified indexes; and other interest rate swap arrangements such as: (i) “caps,” under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (ii) “floors,” under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a certain level, or “floor”; and (iii) “collars,” under which one party sells a cap and purchases a floor or vice-versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels; (4) “credit default,” which involve an agreement of a Fund to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party in return for a periodic stream of payments over the term of the contract provided that no event of default has occurred; and (5) “total return,” which involve the exchange by a Fund with another party of their respective commitments and the non-floating rate side is based on the total return of an equity or fixed income instrument with a life longer than the swap. As the seller, the Fund would be subject to investment exposure on the notional amount of the swap.

      Each Fund may enter into swap transactions for hedging purposes or to seek to increase total return. As an example, when a Fund is the buyer of a credit default swap (commonly known as buying protection), it may make periodic payments to the seller of the credit default swap to obtain protection against a credit default on a specified underlying asset (or group of assets). If a default occurs, the seller of a credit default swap may be required to pay the Fund the “notional value” of the credit default swap on a specified security (or group of securities). On the other hand, when a Fund is a seller of a credit default swap (commonly known as selling protection), in addition to the credit exposure the Fund has on the other assets held in its portfolio, the Fund is also subject to the credit exposure on the notional amount of the swap since, in the event of a credit default, the Fund may be required to pay the “notional value” of the credit default swap on a specified security (or group of securities) to the buyer of the credit default swap. A Fund will be the seller of a credit default swap only when the credit of the underlying asset is deemed by the Manager to meet the Fund’s minimum credit criteria at the time the swap is first entered into.

      Generally, the swap agreement transactions in which a Fund will engage are not regulated as futures or commodity option transactions under the Commodity Exchange Act or by the CFTC.

      Risks of Swap Agreements. The use of swaps and options on swaps, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Manager is incorrect in its forecasts of market values, interest rates and/or currency exchange rates, or in its evaluation of the creditworthiness of swap counterparties and the issuers of the underlying assets, the investment performance of a Fund would be less favorable than it would have been if these investment techniques were not used. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid investments. It may not be possible to enter into a reverse swap or close out a swap position prior to its original maturity and, therefore, a Fund may bear the risk of such position until its maturity. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A Fund will enter into swap agreements only with counterparties that meet certain standards for creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of a Fund’s repurchase agreement guidelines unless otherwise specified in the investment policies of the Fund). Certain tax considerations may limit a Fund’s ability to use swap agreements. The swaps market is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. There is always the risk that these investments could reduce returns or increase a Fund’s volatility. See the section “Taxation” for more information.

Hybrid Instruments

      A hybrid instrument can combine the characteristics of securities, futures, and options. For example, the principal amount or interest rate of a hybrid could be tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark.

      Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of a Fund.

      Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, a Fund’s investments in these products will be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

Structured Investments

      A structured investment is a security whose principal or interest payments are tied to an underlying instrument such as, indexes, interest rates, or assets including, equity or debt securities, currencies, commodities, and loans. Structured investments generally are individually negotiated agreements that are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities (Structured Securities) backed by, or representing interest in, the underlying instruments. Investments in Structured Securities are generally of a class of Structured Securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Securities typically have higher yields and present greater risks than unsubordinated Structured Securities.

      The cash flow on the underlying instruments may be apportioned among the newly issued Structured Securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to Structured Securities is dependent on the extent of the cash flow on the underlying instruments. The value of the principal or interest is determined by change in the values of the underlying instruments. The interest rate or principal amount payable upon maturity or redemption may be increased or decreased depending upon a multiple of changes in the value of the underlying instrument, which may entail a greater degree of market risk than other types of fixed-income securities. The terms of a Structured Security may provide that in certain circumstances, no principal is due at maturity, and therefore, result in the loss of a Fund’s investment. Because Structured Securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Structures Securities may also be more volatile, less liquid and more difficult to accurately price than less complex securities. Structured Securities are typically sold in private placement transactions, for which there is currently no active trading market.

      Structured Securities include structured notes. In addition to the risks applicable to Structured Securities and debt securities in general, structured notes bear the risk that the issuer may not be required to pay interest on the structured note if the index rate rises above or falls to a certain level. Investments in government and government-related restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt and request to extend additional loan amounts. Structured Securities include a wide variety of instruments including, without limitation, CDOs.

Warrants and Rights

      Warrants or rights may be acquired as part of a unit or attached to securities at the time of purchase without limitation and may be deemed to be with or without value. Warrants may be considered speculative in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Warrants differ from call options in that warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities. If the market price of the underlying security does not exceed the exercise price of the warrant plus the cost thereof before the expiration date, the Fund could sustain losses on transactions in warrants that would require the Fund to forgo a portion or all of the benefits of advantageous change in the market price of the underlying security.

      Warrants may be purchased with values that vary depending on the change in value of one or more specified indexes (index warrants). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of exercise.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions

      Each Fund’s investment goal (except for the investment goal of the PL Floating Rate Loan Fund and the PL Small-Cap Value Fund), as set forth in the Prospectus and the investment restrictions as set forth below, is a fundamental policy of each Fund and may not be changed with respect to any Fund without the approval of a majority of the outstanding voting securities of that Fund. However, PLFA may, in consultation with the relevant Manager, revise investment restrictions that are not fundamental policies of a Fund. The vote of a majority of the outstanding voting securities of a Fund means the vote, at an annual or special meeting of (a) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of such Fund are present or represented by proxy; or (b) more than 50% of the outstanding voting securities of such Fund, whichever is the less. Under these restrictions, a Fund may not:

      (i) except for the PL Real Estate Fund, invest in a security if, as a result of such investment, 25% or more of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (or repurchase agreements with respect thereto) or, with respect to the Portfolio Optimization Funds, securities of other investment companies. This restriction also does not apply to the PL Real Estate Fund, which will normally invest more than 25% of its total assets in securities of issuers of real estate investment trusts and in industries related to real estate;

      (ii) with respect to 75% of its total assets (except in the case of the Portfolio Optimization Funds, PL Money Market Fund, PL Floating Rate Loan Fund, PL Comstock Fund, PL Mid-Cap Growth Fund, and PL Real Estate Fund) invest in a security if, as a result of such investment (at time of such investment): (a) more than 5% of its total assets would be invested in the securities of any one issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of any one issuer; except that these restrictions do not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The PL Money Market Fund is subject to the diversification requirements imposed on money market funds under the 1940 Act;

      (iii) purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein and may hold for prompt sale and sell real estate or interests in real estate acquired through the forfeiture of collateral securing loans or debt securities held by it);

      (iv) borrow money or pledge, mortgage or hypothecate its assets, except that a Fund may: (a) borrow from banks but only if immediately after each borrowing and continuing thereafter there is asset coverage of 300%; (b) enter into reverse repurchase agreements and transactions in options, futures, and options on futures as described in the Prospectus and in this SAI (the deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a “when-issued” or delayed delivery basis and collateral arrangements with respect to initial or variation margin deposits for futures contracts will not be deemed to be pledges of a Fund’s assets); and (c) purchase securities on margin as described in the Prospectus and in this SAI;

      (v) except for the PL Floating Rate Loan Fund, lend any funds or other assets, except that a Fund may, consistent with its investment objective and policies: (a) invest in debt obligations including bonds, debentures or other debt securities, bankers’ acceptances, and commercial paper, even though the purchase of such obligations may be deemed to be the making of loans; (b) enter into repurchase agreements and reverse repurchase agreements; and (c) lend its portfolio securities to the extent permitted under applicable law;

      (vi) with respect to the PL Floating Rate Loan Fund, make loans, except to the extent consistent with the 1940 Act, as amended, and the rules and regulations thereunder, or as may be permitted from time to time by regulatory authority. Without limiting the foregoing, the PL Floating Rate Loan Fund may: (a) acquire publicly distributed or privately placed debt securities or other debt instruments (including participations and assignments of loans) in which it is authorized to invest in accordance with its respective investment objectives and policies; (b) engage in direct loan activity as originator or as part of a loan syndicate; (c) enter into repurchase agreements and reverse repurchase agreements; and (d) lend its portfolio securities to the extent permitted under applicable law;

      (vii) act as an underwriter of securities of other issuers, except, when in connection with the disposition of fund securities, it may be deemed to be an underwriter under the federal securities laws.

      The fundamental investment restrictions set forth above may be modified so as to provide those Funds with the ability to operate under new rules or amendments under the 1940 Act or under orders of the SEC applicable to the Funds without receiving prior shareholder approval of the change. With respect to borrowing, pledging, mortgaging or hypothecating its assets, a Fund may only do so with respect to a maximum of one-third of its total assets.

      With respect to policy (v) above regarding making loans, investments in loan participations and assignments are considered to be debt obligations and are therefore, permissible investments for the Funds.

Nonfundamental Investment Restrictions

      Each Fund is also subject to the following restrictions and policies (which are not fundamental and may therefore be changed without shareholder approval) relating to the investment of its assets and activities. Unless otherwise indicated, a Fund may not:

      (i) invest for the purpose of exercising control or management;

      (ii) sell property or securities short, except for the PL International Value, PL Floating Rate Loan, PL Mid-Cap Equity (formerly called PL Mid-Cap Value), PL Managed Bond, PL Inflation Managed, and PL Mid-Cap Growth Funds; or sell short against the box, except for the PL Small-Cap Growth, PL International Value, PL Floating Rate Loan, PL Large-Cap Value, PL Short Duration Bond, PL Mid-Cap Equity (formerly called PL Mid-Cap Value), PL Large-Cap Growth, PL Small-Cap Value, PL Managed Bond, PL Inflation Managed, PL Comstock, and PL Mid-Cap Growth Funds;

      (iii) purchase warrants if immediately after and as a result of such purchase more than 10% of the market value of the total assets of a Fund would be invested in such warrants, except for the PL Small-Cap Growth, PL Large-Cap Growth, PL Comstock and PL Mid-Cap Growth Funds;

      (iv) invest in securities that are illiquid, or in repurchase agreements maturing in more than seven days, if as a result of such investment, more than 15% of the net assets of a Fund would be invested in such securities, and with respect to the PL Money Market Fund, more than 10% of the net assets of the Fund (taken at market value at the time of such investment) would be invested in such securities;

      (v) purchase or sell commodities or commodities contracts, except that subject to restrictions described in the Prospectus and in this SAI, (a) each Fund other than the PL Money Market Fund may engage in futures contracts and options on futures contracts; and (b) all Funds may enter into forward contracts including forward foreign currency contracts;

      (vi) change its policy on investing at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in a manner consistent with its name, if the Fund has such a policy, without notifying shareholders 60 days prior to the changes; and

      (vii) Underlying Funds may not invest in securities of other investment companies in reliance on Section 12(d)(1)(F) or (G) of the 1940 Act, or any successor provisions.

      In addition, the following restrictions apply to the Funds as stated below:

      (i) the PL Money Market Fund may not purchase, write, or sell options on securities or futures contracts; and

      (ii) the Portfolio Optimization Funds may invest in short-term instruments, U.S. Government Securities, money market instruments, unaffiliated investment companies, and other securities in addition to securities of other affiliated investment companies, for temporary defensive purposes or otherwise as deemed advisable by the Adviser to the extent permissible under existing or future rules of the SEC.

      Unless otherwise indicated all percentage limitations listed above apply to each Fund only at the time into which a transaction is entered. Accordingly, except with respect to borrowing or hypothecating assets of a Fund, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in a Fund’s net assets will not be considered a violation. If through the appreciation of restricted securities or the depreciation of unrestricted securities, the Fund should be in a position where more than 15% of the value of its net assets are invested in restricted securities that are illiquid and other securities that are illiquid, the Manager will consider whether steps should be taken to assure liquidity. For purposes of nonfundamental restriction (v) as set forth above, an option on a foreign currency shall not be considered a commodity or commodity contract. For purposes of nonfundamental restriction (ii), a short sale “against the box” shall not be considered a short position.

      The investment limitations set forth above may apply to the Portfolio Optimization Funds and may not necessarily apply to the Underlying Funds in which the Portfolio Optimization Funds invest.

ORGANIZATION AND MANAGEMENT OF PACIFIC LIFE FUNDS

      Pacific Life Funds was organized as a Delaware statutory (formerly business) trust on May 21, 2001, and currently consists of twenty-three separate Funds. The assets of each Fund are segregated, and your interest is limited to the Fund in which you invest.

Management Information

      The business and affairs of Pacific Life Funds are managed under the direction of the Board of Trustees under Pacific Life Funds’ Declaration of Trust. Trustees who are not deemed to be “interested persons” of Pacific Life Funds as defined in the 1940 Act are referred to as Independent Trustees. Certain trustees and officers are deemed to be “interested persons” of Pacific Life Funds and thus are referred to as Interested Persons, because of their positions with PLFA and/or Pacific Life. The trustees and officers of Pacific Life Funds and their principal occupations during the past five years and certain other prior occupation information concerning them is shown below. The address of each trustee and officer, unless otherwise indicated, is c/o Pacific Life Funds, 700 Newport Center Drive, Newport Beach, CA 92660. None of the Trustees holds directorships in companies that file periodic reports with the SEC or other investment companies, other than those listed below:

I. Interested Persons

Number
of Funds
	Position(s) with Pacific Life	Current Directorship(s) Held and	in Fund
	Funds and Length of Time	Principal Occupation(s) During Past 5 Years	Complex
Name and Age	Served[1]	(and certain additional occupation information)	Overseen[2]

James T. Morris Year of birth 1960	Chief Executive Officer, Chairman of the Board and Trustee since 1/11/07 (President 11/05 to 1/07; Executive Vice President 6/05 to 11/05)	Director (4/07 to present), Chairman (5/08 to present), President and Chief Executive Officer (4/07 to present), Chief Operating Officer (1/06 to 4/07), Executive Vice President and Chief Insurance Officer (7/05 to 1/06) of Pacific Mutual Holding Company and Pacific LifeCorp; Director (4/07 to present), Chairman (5/08 to present), President and Chief Executive Officer (4/07 to present), Chief Operating Officer (1/06 to 4/07), Chief Insurance Officer (4/05 to 1/06), Executive Vice President (1/02 to 1/06), Senior Vice President (4/96 to 1/02), and Vice President (4/90 to 4/96) of Pacific Life; President and Chief Executive Officer (5/07 to present) of Pacific Life Fund Advisors LLC; Director (4/06 to present), President and Chief Executive Officers (4/07 to present), Chief Operating Officer (1/06 to 4/07), Chief Insurance Officer (4/05 to 1/06), Executive Vice President (1/02 to 1/06), and Senior Vice President (8/99 to 1/02) of Pacific Life & Annuity Company; and similar positions with other subsidiaries and affiliates of Pacific Life; and Chief Executive Officer, Chairman of the Board and Trustee (1/07 to present), President (11/05 to 1/07) and Executive Vice President (6/05 to 11/05) of Pacific Select Fund.	56

Number
of Funds
	Position(s) with Pacific Life	Current Directorship(s) Held and	in Fund
	Funds and Length of Time	Principal Occupation(s) During Past 5 Years	Complex
Name and Age	Served[1]	(and certain additional occupation information)	Overseen[2]

Mary Ann Brown Year of birth 1951	President since 1/11/07 (Executive Vice President 6/06 to 1/07)	Senior Vice President (5/06 to present) of Pacific LifeCorp; Senior Vice President (3/05 to present) of Pacific Life; Trustee (9/05 to present), Pacific Life Employees Retirement Plan; Senior Vice President (5/07 to present) of Pacific Life Fund Advisors LLC; Senior Vice President (6/08 to present) of Pacific Life Re Holding LLC; Director and Senior Vice President (6/08 to present) of Pacific Life Re Holding Limited; Current and Prior Board Member and Vice Chairman (8/01 to present) and Chairman (7/04 to 10/05) of National Association of Variable Annuities (NAVA); Senior Vice President (7/03 to 11/03), Finance, New York Life Insurance Company; MetLife, Inc. (12/98 to 6/03), Senior Vice President and Head of Individual Business Product Management (12/98 to 7/02) responsibilities included: President of New England Products and Services; Chairman, Security First Group (later MetLife Investors); Chairman, Chief Executive Officer and President, New England Pension and Annuity Company; Board Member, New England Zenith Funds; Board Member, Reinsurance Group of America, Chairman and Chief Executive Officer of Exeter Reinsurance Company, Ltd.; Chairman and Chief Executive Officer of Missouri Reinsurance Company, Ltd; Chairman of Underwriting Policy and Rate Setting Committees; Senior Vice President and Chief Actuary (7/02 to 6/03), of MetLife, Inc.; Director and Senior Vice President (12/05 to present) of Pacific Alliance Reinsurance Ltd; Director and Senior Vice President (10/07 to present) of Pacific Alliance Reinsurance Company of Vermont; and President (1/07 to present) and Executive Vice President (6/06 to 1/07) of Pacific Select Fund.	56

			Number
			of Funds
	Position(s) with Pacific Life	Current Directorship(s) Held and	in Fund
	Funds and Length of Time	Principal Occupation(s) During Past 5 Years	Complex
Name and Age	Served[1]	(and certain additional occupation information)	Overseen[2]

Robin S. Yonis Year of birth 1954	Vice President and General Counsel since 6/13/01	Vice President, Fund Advisor General Counsel and Assistant Secretary (5/07 to present) of Pacific Life Fund Advisors LLC; Vice President and Investment Counsel (4/04 to present) of Pacific Life and Pacific Life & Annuity Company; Assistant Vice President (11/93 to 4/04) and Investment Counsel of Pacific Life; Assistant Vice President (8/99 to 4/04) and Investment Counsel of Pacific Life & Annuity Company; Vice President and General Counsel (4/05 to present) of Pacific Select Fund.	56

Brian D. Klemens Year of birth 1956	Vice President and Treasurer since 6/13/01	Vice President and Controller (10/07 to present) and Vice President and Treasurer (6/99 to 10/07) of Pacific Mutual Holding Company and PacificLife Corp; Vice President and Controller (10/07 to present) and Vice President and Treasurer (12/98 to 10/07) of Pacific Life; Vice President and Controller (10/07 to present) and Vice President and Treasurer (5/07 to 10/07) of Pacific Life Fund Advisors LLC; and similar positions with other subsidiaries and affiliates of Pacific Life; and Vice President and Treasurer (4/96 to present) of Pacific Select Fund.	56

Sharon E. Pacheco Year of birth 1957	Vice President and Chief Compliance Officer since 6/04/04	Vice President and Chief Compliance Officer (11/03 to present) of Pacific Mutual Holding Company and Pacific LifeCorp; Vice President (2/00 to present), Chief Compliance Officer (1/03 to present) and Assistant Vice President (11/97 to 2/00) of Pacific Life; Vice President (4/00 to present), Chief Compliance Officer (1/03 to present) and Assistant Vice President (8/99 to 4/00) of Pacific Life & Annuity Company; Vice President and Chief Compliance Officer (5/07 to present) of Pacific Life Fund Advisors LLC; and Vice President and Chief Compliance Officer (6/04 to present) of Pacific Select Fund.	56

Eddie Tung Year of birth 1957	Vice President and Assistant Treasurer since 11/14/05	Assistant Vice President (4/03 to present) and Director (Variable Products Accounting) (4/00 to 4/03) of Pacific Life; Assistant Vice President (5/07 to present) of Pacific Life Fund Advisors LLC; and Assistant Vice President and Assistant Treasurer (11/05 to present) of Pacific Select Fund.	56

			Number
			of Funds
	Position(s) with Pacific Life	Current Directorship(s) Held and	in Fund
	Funds and Length of Time	Principal Occupation(s) During Past 5 Years	Complex
Name and Age	Served[1]	(and certain additional occupation information)	Overseen[2]

Howard T. Hirakawa Year of birth 1962	Vice President since 6/20/06	Vice President (5/07 to present) of Pacific Life Fund Advisors LLC; Vice President (4/05 to present), Assistant Vice President (4/00 to 4/05) and Director (Annuities & Mutual Funds) (5/98 to 4/00) of Pacific Life; and Vice President (6/06 to present) of Pacific Select Fund.	56

Laurene E. MacElwee Year of birth 1966	Vice President and Assistant Secretary since 4/04/05 (Assistant Vice President 6/01 to 4/05)	Assistant Vice President and Assistant Secretary (5/07 to present) of Pacific Life Fund Advisors LLC; Assistant Vice President (4/02 to present) and Director (Variable Products & Fund Compliance) (4/00 to 4/02) of Pacific Life; and Assistant Vice President and Assistant Secretary (4/05 to present) of Pacific Select Fund.	56

Carleton J. Muench Year of Birth 1973	Vice President since 11/30/06	Assistant Vice President (5/07 to present) of Pacific Life Fund Advisors LLC; Assistant Vice President (10/06 to present) of Pacific Life; Director of Research (5/05 to 9/06) and Senior Investment Analyst (10/03 to 4/05) of Mason Investment Advisory Services Inc.; Investment Analyst (2/01 to 9/02), Due Diligence Analyst (1/00 to 1/01) and Performance Analyst (10/98 to 12/99) of Manulife Financial; and Assistant Vice President (11/06 to present) of Pacific Select Fund.	56

Audrey L. Milfs Year of birth 1945	Secretary since 6/12/01	Vice President and Secretary (8/97 to present) of Pacific Mutual Holding Company and Pacific LifeCorp; Director (8/97 to present), Vice President (4/91 to present) and Secretary (7/83 to present) of Pacific Life, Vice President and Secretary (5/07 to present) of Pacific Life Fund Advisors LLC; and similar positions with other subsidiaries of Pacific Life; and Secretary (7/87 to present) of Pacific Select Fund.	56

II. Independent Trustees

			Number
			of Funds
	Position(s) with Pacific Life	Current Directorship(s) Held and	in Fund
	Funds and Length of Time	Principal Occupation(s) During Past 5 Years	Complex
Name and Age	Served[1]	(and certain additional occupation information)	Overseen[2]

Frederick L. Blackmon Year of birth 1952	Trustee since 9/13/05	Trustee (1/05 to present) of Pacific Select Fund; Director (2005 to present) of Trustmark Mutual Holding Company; Former Executive Vice President and Chief Financial Officer (1995 to 2003) of Zurich Life and has been retired since that time; Executive Vice President and Chief Financial Officer (1989 to 1995) of Alexander Hamilton Life Insurance Company (subsidiary of Household International); Former Member, Board of Regents (1993 to 1996), Eastern Michigan University; and Former Member, Board of Governors (1994 to 1999), of Cranbrook Schools.	56
Gale K. Caruso Year of birth 1957	Trustee since 1/01/06	Trustee (1/06 to present) of Pacific Select Fund; Member of the Board of Directors (2005 to present) of LandAmerica Financial Group, Inc; Former President and Chief Executive Officer (1999 to 2003) of Zurich Life; Former Chairman, President and Chief Executive Officer of Scudder Canada Investor Services, Ltd and Managing Director of Scudder Kemper Investments; Member of the Advisory Council to the Trust for Public Land in Maine; Member of Editorial Advisory Board for The Journal of Risk Finance; Member of the Board of Directors of Make-A-Wish of Maine; and Former Member, Board of Directors of the Illinois Life Insurance Council.	56

Lucie H. Moore Year of birth 1956	Trustee since 6/12/01	Trustee (10/98 to present) of Pacific Select Fund; Member, Board of Trustees (2007 to present) of Sage Hill School; Member (2001 to present) and Vice Chairman (2001 to 2007) of the Board of Trustees, The Pegasus School; Chairman of the Development Committee of the Board of Directors, Homeword; Advisory Board, Court Appointed Special Advocates (CASA) of Orange County; and Former Partner (1984 to 1994) with Gibson, Dunn & Crutcher (Law).	56

			Number
			of Funds
	Position(s) with Pacific Life	Current Directorship(s) Held and	in Fund
	Funds and Length of Time	Principal Occupation(s) During Past 5 Years	Complex
Name and Age	Served[1]	(and certain additional occupation information)	Overseen[2]

Nooruddin (Rudy) S. Veerjee Year of birth 1958	Trustee since 09/13/05	Trustee (1/05 to present) of Pacific Select Fund; Former President (1997 to 2000) of Transamerica Insurance and Investment Group and has been retired since that time; Former President (1994 to 1997) of Transamerica Asset Management; Former Chairman and Chief Executive Officer (1995 to 2000) of Transamerica Premier Funds (Mutual Fund); and Former Director (1994 to 2000) of various Transamerica Life Companies.	56

G. Thomas Willis Year of birth 1942	Trustee since 2/24/04	Trustee (11/03 to present) of Pacific Select Fund; Certified Public Accountant in California (1967 to present); Audit Partner (1976 to 2002) of PricewaterhouseCoopers LLP, (Accounting and Auditing) and has been retired since that time.	56

[1]	A trustee serves until he or she resigns, retires, or his or her successor is elected and qualified.

[2]	As of July 1, 2008, the Fund Complex consisted of Pacific Select Fund (33 portfolios) and Pacific Life Funds (23 funds).

Board of Trustees

      The Board of Trustees is responsible for the overall management and operations of Pacific Life Funds. Each Trustee serves until he or she resigns, retires, or his or her successor is elected and qualified.

Committees

      The standing committees of the Board of Trustees are the Audit Committee, the Policy Committee, the Governance Committee (formerly Nominating Committee) and the Valuation Committee.

      The members of the Audit Committee include each Independent Trustee of Pacific Life Funds. The Audit Committee operates pursuant to a separate charter and is responsible for, among other things, reviewing and recommending to the Board the selection of the Fund’s independent registered public accounting firm, reviewing the scope of the proposed audits of the Fund, reviewing with the independent registered public accounting firm the accounting and financial controls of the Fund, reviewing with the independent registered public accounting firm the results of the annual audits of the Fund’s financial statements and interacting with the Fund’s independent registered public accounting firm on behalf of the full Board, assisting the Board in its oversight of the Fund’s compliance with legal and regulatory requirements, and receiving reports from the Chief Compliance Officer. Mr. Willis serves as Chairman of the Audit Committee. The Audit Committee met 4 times during the fiscal year ended March 31, 2008.

      The members of the Policy Committee include each Independent Trustee of Pacific Life Funds. The Policy Committee’s primary responsibility is to provide a forum for its members to meet to deliberate on certain matters to be presented to the Board of Trustees for their review and/or consideration for approval at Board Meetings. Mr. Veerjee serves as Chairman of the Policy Committee. The Policy Committee met 6 times during the fiscal year ended March 31, 2008.

      The members of the Governance Committee include each Independent Trustee of Pacific Life Funds. The Governance Committee of the Board is responsible for the Board of Trustees’ self assessment and related matters as well as screening and nominating candidates for election to the Board of Trustees as Independent Trustees of the Fund. The Governance Committee has established a policy that it will receive and consider recommendations for nomination of Independent Trustee candidates from other persons, including without limitation, the shareholders of the Pacific Life Funds. Recommendations should be submitted to: Pacific Life Funds, 700 Newport Center Drive, Newport Beach, California 92660, Attention: Chairperson, Governance Committee. Ms. Moore serves as Chairperson of the Governance Committee. The Governance Committee did not meet during the fiscal year ended March 31, 2008.

      The members of the Valuation Committee consist of any two or more Trustees, at least one of whom is an Independent Trustee of Pacific Life Funds. The two or more Trustees who serve as the members may vary from meeting to meeting. The Valuation Committee’s primary responsibility is to oversee the implementation of the Pacific Life Funds’ valuation procedures, including valuing securities for which market prices or quotations are not readily available or are deemed to be unreliable and reviewing fair value determinations made by the Adviser or a Manager on behalf of the Board of Trustees as specified in the Fund’s valuation procedures adopted by the Board. The Valuation Committee did not meet during the fiscal year ended March 31, 2008.

Equity Ownership of Trustees

      As of December 31, 2007, the trustees as a group beneficially owned less than 1% of the outstanding shares of any Fund. The table below shows the dollar range of equity securities beneficially owned by each trustee as of December 31, 2007 (i) in Pacific Life Funds and (ii) on an aggregate basis, in all registered investment companies overseen by the trustee in the Family of Investment Companies.

Aggregate Dollar Range of Equity
Securities in All Registered Investment
	Dollar Range of Equity Securities in	Companies Overseen by Trustee in
Name of Trustee	Pacific Life Funds[1]	the Family of Investment Companies[1,2]

James T. Morris[3]	None	Over $100,000
Frederick L. Blackmon	PL Small-Cap Growth: $1 - $10,000	Over $100,000
PL International Value: $10,001 - $50,000
PL Large-Cap Value: $10,001 - $50,000
PL Growth LT: $10,001 - $50,000
PL Mid-Cap Equity: $10,001 - $50,000
PL Large-Cap Growth: $1 - $10,000
PL International Large-Cap: $10,001 - $50,000
PL Small-Cap Value: $1 - $10,000
PL Main Street Core: $10,001 - $50,000
PL Emerging Markets: $1 - $10,000
PL Comstock: $10,001 - $50,000
PL Mid-Cap Growth: $1 - $10,000
PL Real Estate: $1 - $10,000
Gale K. Caruso	None	$10,001 - $50,000
Lucie H. Moore	None	None
Nooruddin (Rudy) S. Veerjee	None	None
G. Thomas Willis	PL Small - Cap Growth: $1 - $10,000	Over $100,000
PL International Value: $10,001 - $50,000
PL Large-Cap Value: $1 - $10,000
PL Growth LT: $1 - $10,000
PL Mid-Cap Equity: $1 - $10,000
PL Large-Cap Growth: $1 - $10,000
PL International Large-Cap: $1 - $10,000
PL Small-Cap Value: $1 - $10,000
PL Main Street Core: $1 - $10,000
PL Emerging Markets: $1 - $10,000
PL Comstock: $1 - $10,000
PL Mid-Cap Growth: $1 - $10,000
PL Real Estate: $1 - $10,000

[1]	A Trustee who defers compensation has the option to select credit rate options that track the performance of the Class A shares of the corresponding series of the Pacific Life Funds without a sales load. The following shows the dollar range of each Independent Trustee’s deferred compensation as of December 31, 2007, which track the performance of the funds of Pacific Life Funds as described in the Deferred Compensation Agreement section. Lucie H. Moore — Over $100,000 and Nooruddin (Rudy) S. Veerjee — over $100,000.

[2]	The family of investment companies includes Pacific Select Fund and Pacific Life Funds.

[3]	James T. Morris is an interested Person of the Fund because of positions with PLFA and Pacific Life.

Retirement Policy for Independent Trustees

      The Trustees have adopted a retirement policy for the Independent Trustees of the Fund.

      A Trustee shall retire from the Board of Trustees on or before December 31 of the year in which that Trustee turns age 72. An exception may be made to this policy provided the exception is approved unanimously by all of the trustees then in office.

Deferred Compensation Agreement

      Pursuant to the Deferred Compensation Agreement, a Trustee has the option to elect to defer receipt of up to 100% of his or her annual compensation payable by Pacific Life Funds or any other entity considered a “single employer‘’ under the Code, and such amount is placed into a deferral account. Amounts in the deferral account are obligations of Pacific Life Funds that are payable in accordance with the Deferred Compensation Agreement. A Trustee who defers compensation has the option to select credit rate options that track the performance of Class A shares of the corresponding series of the Pacific Life Funds without a sales load. Accordingly, the market value appreciation or depreciation of a Trustee’s deferral account will cause the expenses of the Fund to increase or decrease due to market fluctuations. Distributions from the Trustees’ deferral accounts will be paid in a cash lump sum in January or, if a participant so elects, in up to 10 annual installments commencing in January on the earlier of either: (i) a specified date within the ten year period commencing one year after the last day of the year for which the compensation was deferred; (ii) the year immediately following the year during which the Trustee ceases to be a Trustee of Pacific Life Funds. If a Trustee dies before his or her account is paid, the account will be paid in a lump sum within a reasonable time following notice of the Trustee’s death. Effective January 1, 2005, the old Deferred Compensation Agreement was frozen to permit no further deferrals. A new Deferred Compensation Agreement was adopted to comply with section 409A of the Code. The new Deferred Compensation Agreement is substantially similar to the old Deferred Compensation Agreement, but provides that a Trustee may receive deferred amounts in the event of a disability or unforeseeable emergency. In addition, the new Deferred Compensation Agreement provides that a Trustee may only elect to further defer amounts in a deferral account (whether or not established under the old or new Deferred Compensation Agreement) if: (i) such election is made more than twelve months prior to the date such account would otherwise be paid, and (ii) the revised date of payment selected is no earlier than five years after the date such account would otherwise have been paid.

Compensation

      The following table shows the compensation paid to the Pacific Life Funds’ Independent Trustees:

	Aggregate	Pension or		Total
	Compensation	Retirement Benefits		Compensation
	from	Accrued as Part of	Estimated Annual	from Fund
	Pacific Life	Pacific Life Funds’	Benefits Upon	Complex Paid
Name	Funds	Expenses	Retirement	to Trustees[1]

Frederick L. Blackmon	$27,500	N/A	N/A	$177,500
Gale K. Caruso	$27,500	N/A	N/A	$177,500
Lucie H. Moore	$28,500	N/A	N/A	$186,000
Nooruddin (Rudy) S. Veerjee[2]	$29,500	N/A	N/A	$150,000
G. Thomas Willis	$29,500	N/A	N/A	$204,500

	$142,500			$895,500

[1]	Compensation paid by Pacific Select Fund and Pacific Life Funds (together the Fund Complex) is for the fiscal years ended December 31, 2007 and March 31, 2008, respectively. These amounts exclude deferred compensation, if any, because such amounts were not paid during the relevant periods.

[2]	Of which Mr. Veerjee elected to defer $29,500 for Pacific Life Funds and $47,500 for Pacific Select Fund.

Investment Adviser

      Pacific Life Fund Advisors LLC (PLFA or Adviser) serves as Investment Adviser to the Pacific Life Funds pursuant to a transfer agreement dated May 1, 2007, which transferred the Investment Advisory Agreement dated June 13, 2001, as amended, (Advisory Agreement) between Pacific Life Insurance Company (Pacific Life) and the Pacific Life Funds, from Pacific Life to PLFA, a Delaware limited liability company and a wholly-owned subsidiary of Pacific Life. PLFA is located at 700 Newport Center Drive, Newport Beach, California 92660. PLFA manages the five Portfolio Optimization Funds. PLFA also does business under the name “Pacific Asset Management” (PAM) and manages the PL Money Market Fund under the PAM name. See the INFORMATION ABOUT THE FUND MANAGERS section in this document for more information.

      Pacific Life is a Nebraska domiciled life insurance company that provides life insurance products, individual annuities and mutual funds and offers to individuals, businesses, and pension plans a variety of investment products and services.

      Pacific Life was established on January 2, 1868 under the name, “Pacific Mutual Life Insurance Company of California.” It was reincorporated as Pacific Mutual Life Insurance Company on July 22, 1936. On September 2, 1997, Pacific Life converted from a mutual life insurance company to a stock life insurance company. Pacific Life redomesticated to Nebraska on September 1, 2005. Pacific Life is a subsidiary of Pacific LifeCorp, a holding company, which in turn is a subsidiary of Pacific Mutual Holding Company, a mutual holding company. Under their respective charters, Pacific Mutual Holding Company must always hold at least 51% of the outstanding voting stock of Pacific LifeCorp, and Pacific LifeCorp must always own 100% of the voting stock of Pacific Life. Owners of Pacific Life’s annuity contracts and life insurance policies have certain membership interests in Pacific Mutual Holding Company, consisting principally of the right to vote on the election of the Board of Directors of the mutual holding company and on other matters and certain rights upon liquidation or dissolutions of the mutual holding company.

      PLFA is responsible for supervising the investment program for the Pacific Life Funds. PLFA also furnishes to the Board of Trustees, which has overall responsibility for the business and affairs of the Pacific Life Funds, periodic reports on the investment performance of each Fund. Under the terms of the Advisory Agreement, PLFA is obligated to manage the Pacific Life Funds in accordance with applicable laws and regulations.

      The Advisory Agreement was most recently approved with respect to all series of Pacific Life Funds by the Board of Trustees, including a majority of the Independent Trustees who are not parties to the Advisory Agreement, at its meeting held on December 4, 2007. The Advisory Agreement will continue in effect until December 31, 2008, and from year to year thereafter, provided such continuance is approved annually by (i) the Board of Trustees or by the holders of a majority of the outstanding voting securities of the Pacific Life Funds and (ii) a majority of the Independent Trustees who are not parties to such Advisory Agreement. The Advisory Agreement and the initial Fund Management Agreements were originally approved by the Board of Trustees, including a majority of the Independent Trustees who are not parties to the Advisory Agreement, at its meeting held on June 13, 2001, and by the sole shareholder of the Pacific Life Funds on June 22, 2001 and have been amended from time to time for, among other purposes, adding or removing series from the Fund. The Advisory Agreement and each Fund Management Agreement may be terminated without penalty by vote of the trustees or the shareholders of the Pacific Life Funds, or by the Adviser, on 60 days’ written notice by any party to the Advisory Agreement or Fund Management Agreement, respectively, and each agreement will terminate automatically if assigned.

Advisory Fee Schedules

      Pacific Life Funds pays the Adviser, for its services under the Advisory Contract, a fee on an annual percentage of the average daily net assets of each Fund, which is computed and accrued daily and paid monthly, according to the following schedules:

Annual Advisory Fee as of 7/1/08
Fund	(as a percentage of average daily net assets)

PL Portfolio Optimization Conservative	0.20%
PL Portfolio Optimization Moderate-Conservative
PL Portfolio Optimization Moderate
PL Portfolio Optimization Moderate-Aggressive
PL Portfolio Optimization Aggressive

PL Money Market	0.20% on first $250 million
0.15% on next $250 million
0.10% on excess

PL Small-Cap Growth	0.60%

PL International Value	0.65%
PL Large-Cap Value
PL Mid-Cap Equity (formerly called Mid-Cap Value)

PL Short Duration Bond	0.40%
PL Managed Bond
PL Inflation Managed

PL Floating Rate Loan	0.75%
PL Large-Cap Growth
PL Small-Cap Value
PL Comstock

PL Growth LT	0.55%

PL International Large-Cap	0.85%

PL Main Street Core	0.45%

PL Emerging Markets	0.80%

PL Mid-Cap Growth	0.70%

PL Real Estate	0.90%

Advisory Fees Paid or Owed

      The chart below reflects advisory fees paid or owed for the three most recent fiscal years ended:

Fund	3/31/08[1]	3/31/07[1]	3/31/06[1]

PL Portfolio Optimization Conservative[2]	N/A	N/A	N/A
PL Portfolio Optimization Moderate-Conservative[2]	N/A	N/A	N/A
PL Portfolio Optimization Moderate[2]	N/A	N/A	N/A
PL Portfolio Optimization Moderate-Aggressive[2]	N/A	N/A	N/A
PL Portfolio Optimization Aggressive[2]	N/A	N/A	N/A
PL Money Market	$113,225	$81,013	$90,467
PL Small-Cap Growth[3]	467,810	325,156	134,335
PL International Value	919,066	550,773	474,295
PL Large-Cap Value	581,283	393,325	410,438
PL Short Duration Bond	466,587	326,249	239,570
PL Floating Rate Loan[4]	N/A	N/A	N/A
PL Growth LT	566,279	383,304	232,780
PL Mid-Cap Equity (formerly called PL Mid-Cap Value)	697,799	412,414	230,300
PL Large-Cap Growth	314,935	230,964	340,940
PL International Large-Cap	954,267	655,920	469,820
PL Small-Cap Value[5]	109,884	N/A	N/A
PL Main Street Core[6]	679,851	433,673	133,792
PL Emerging Markets[6]	547,938	399,616	125,203
PL Managed Bond	863,429	514,800	351,170
PL Inflation Managed	643,470	433,278	351,283
PL Comstock	1,054,745	667,472	379,749
PL Mid-Cap Growth	616,765	467,910	342,195
PL Real Estate	398,791	296,528	211,262

[1]	Effective May 1, 2007 advisory fees were paid to PLFA as Investment Adviser. Prior to that date, advisory fees were paid to Pacific Life as Investment Adviser.

[2]	Effective July 1, 2008, an advisory fee of 0.20% went into effect for each of the Portfolio Optimization Funds, and a corresponding 0.20% decrease went into effect for each of the Underlying Funds in which the Portfolio Optimization Funds invest. Prior to July 1, 2008, the Adviser received no advisory fee with respect to the Portfolio Optimization Funds. The Portfolio Optimization Funds also indirectly bear the advisory fees paid by the Underlying Funds in which they invest.

[3]	Effective July 1, 2008, the advisory fee for the PL Small-Cap Growth Fund changed from 1.00% to 0.60%.

[4]	The PL Floating Rate Loan Fund commenced operations on June 30, 2008.

[5]	The PL Small-Cap Value Fund commenced operations on June 29, 2007.

[6]	The PL Main Street Core and PL Emerging Markets Funds commenced operations on September 30, 2005.

     Pacific Life Funds, Pacific Life and PLFA have entered into an agreement, effective May 1, 2007, for support services (Agreement) pursuant to which Pacific Life Funds (including the Portfolio Optimization Funds) will also compensate PLFA at approximate cost for support services. Under the terms of the Agreement, it is not intended that PLFA will profit from these services. See the Administrative Services sub-section in the OTHER INFORMATION section for more information on support services.

      During the term of the Advisory Contract, except as noted above, PLFA will pay all expenses incurred in connection with activities covered under the Advisory Contract, except expenses that are assumed by Pacific Life Funds, otherwise provided for in another agreement, or assumed by a sub-adviser under a Fund Management Agreement. The Pacific Life Funds are responsible for all of the other expenses of its operations, including, without limitation, the management fee payable to PLFA; brokerage commissions; interest; legal fees and expenses of attorneys; the costs of providing accounting services for Pacific Life Funds; expenses of maintaining the Funds’ legal existence; fees of auditors, transfer agents and dividend disbursing agents, custodians and shareholder servicing agents; the expense of obtaining quotations for calculating each Fund’s net asset value; taxes, if any, and the preparation of the Funds’ tax returns; cost of any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares; expenses of registering and qualifying shares of the Funds under federal and state laws and regulations; expenses of overseeing and administering the Funds’ regulatory compliance program; expenses of disposition or offering any of the portfolio securities held by a Fund; expenses of preparing reports, notices and proxy statements and printing and distributing reports, notices and proxy materials to existing shareholders; expenses of printing and filing reports and other documents filed with governmental agencies; expenses in connection with shareholder and trustee meetings; expenses of preparing prospectuses and statements of additional information and of printing and distributing prospectuses and statements of additional information to existing shareholders; fees and expenses of trustees, officers and employees of Pacific Life Funds who are not officers, employees, trustees or directors of PLFA, Pacific Life or any sub-adviser, or their affiliates (provided, however, that the Funds may compensate PLFA and/or Pacific Life at approximate cost for legal, compliance, accounting, tax and chief compliance officer services by personnel of PLFA and/or Pacific Life, including individuals who may be officers or Trustees of the Funds, for the time spent providing assistance, coordination and supervision in connection with certain of the administrative services provided to the Funds — see “Other Information — Administrative Services” below); trade association dues; insurance premiums; and extraordinary expenses such as litigation expenses.

      To help limit fund expenses, PLFA has contractually agreed to reduce its fees or otherwise reimburse each fund for its operating expenses (including organizational expenses, but not including: investment advisory fees; distribution and/or service fees; dividends on securities sold short; acquired fund fees and expenses; interest; taxes (including foreign taxes on dividends, interest and gains); brokerage commissions and other transactional expenses; extraordinary expenses such as litigation; and other expenses not incurred in the ordinary course of each fund’s business) that exceed an annual rate based on a percentage of a fund’s average daily net assets. To the extent that the expense cap for a fund is lower than the administrative services fee of 0.30%, Pacific Life, as administrator, shall waive or reduce its fee to the level of the expense cap. The expense cap is 0.00% for the Portfolio Optimization Funds and 0.30% for the underlying funds through June 30, 2009. Such reduction or reimbursement is subject to repayment to PLFA and/or Pacific Life, for a period of 3 years from the end of the fiscal year in which the reduction or reimbursement took place (the recoupment period may be adjusted prospectively upon supplement or revision to this prospectus), to the extent such expenses fall below the expense cap. Any amounts repaid to PLFA and/or Pacific Life will have the effect of increasing such expenses of the fund but not above the expense cap. There is no guarantee that PLFA and/or Pacific Life will continue to cap expenses after June 30, 2009.

Reimbursements for the fiscal years ended:

Fund	3/31/08	3/31/07	3/31/06

PL Portfolio Optimization Conservative	$257,268	$233,903	$239,802
PL Portfolio Optimization Moderate-Conservative	575,493	517,561	442,372
PL Portfolio Optimization Moderate	2,124,615	1,647,668	1,185,218
PL Portfolio Optimization Moderate-Aggressive	2,302,787	1,718,549	1,107,412
PL Portfolio Optimization Aggressive	1,080,933	739,235	469,853
PL Money Market[1]	93,254	113,640	166,678
PL Small-Cap Growth	165,822	149,587	134,926
PL International Value	343,568	289,007	267,723
PL Large-Cap Value	198,498	193,610	219,212
PL Short Duration Bond	212,660	197,905	150,594
PL Floating Rate Loan[2]	N/A	N/A	N/A
PL Growth LT	272,256	213,449	140,644
PL Mid-Cap Equity (formerly called PL Mid-Cap Value)	234,458	198,479	173,484

Fund	3/31/08	3/31/07	3/31/06

PL Large-Cap Growth	140,798	170,991	245,172
PL International Large-Cap	357,364	339,401	355,135
PL Small-Cap Value[3]	66,498	N/A	N/A
PL Main Street Core[4]	315,029	300,236	82,462
PL Emerging Markets[4]	455,787	411,421	448,741
PL Managed Bond	501,374	365,613	265,770
PL Inflation Managed	359,755	282,559	197,676
PL Comstock	300,315	263,118	138,900
PL Mid-Cap Growth	238,535	207,435	167,673
PL Real Estate	138,599	144,757	136,561

[1]	The Distributor voluntarily waived $24,326, $1,535 and $3,924 of PL Money Market Fund’s Class A, Class B and Class C 12b-1 distribution and service fees, respectively for the fiscal year ended March 31, 2006 (April 15, 2005 through June 30, 2005).

[2]	The PL Floating Rate Loan Fund commenced operations on June 30, 2008.

[3]	The PL Small-Cap Value Fund commenced operations on June 29, 2007.

[4]	The PL Main Street Core and PL Emerging Markets Funds commenced operations on September 30, 2005.

     Pacific Select Distributors, Inc. (the Distributor), in order to avoid duplication of fees, voluntarily waived fees in the amount of $93,115, $254,176, $1,010,413, $1,093,695, and $494,965 for PL Portfolio Optimization Conservative Fund, PL Portfolio Optimization Moderate-Conservative Fund, PL Portfolio Optimization Moderate Fund, PL Portfolio Optimization Moderate-Aggressive Fund, and PL Portfolio Optimization Aggressive Fund, respectively, for the fiscal year ended March 31, 2008.

Other Expenses of Pacific Life Funds

      Pacific Life Funds bears all costs of its operations. These costs may include, but are not limited to, expenses for custody, audit and tax fees, transfer agency out of pocket fees, administrative expenses, fees and expenses of the Independent Trustees, organizational expenses and other expenses of its operations, including the costs of support services, and may, if applicable, include extraordinary expenses such as expenses for special consultants or legal expenses.

      Pacific Life Funds is also responsible for bearing the expense of various matters, including, among other things, the expense of registering and qualifying each Fund and its shares on state and federal levels, legal and accounting services, maintaining Pacific Life Funds’ legal existence, shareholder meetings and expenses associated with preparing, printing and distributing reports, proxies and prospectuses to shareholders.

      Expenses directly attributable to a particular Fund are charged to that Fund; other expenses are allocated proportionately among all the Pacific Life Funds in relation to the net assets of each Fund.

INFORMATION ABOUT THE FUND MANAGERS

Fund Management Firms

      PLFA directly manages the Portfolio Optimization Funds. PLFA also does business under the name “Pacific Asset Management” (PAM) and manages the PL Money Market Fund under the PAM name. For the remaining Funds, PLFA employs other investment advisory firms as Managers, subject to Fund Management Agreements. The Fund Management Agreements are not exclusive, and each Manager may provide and currently is providing investment advisory services to other clients, including other investment companies.

      Each Manager has entered into a Fund Management Agreement with the Fund and the Adviser. Each Manager provides investment advisory services to the applicable Fund.

      The information below provides organizational information on each of the Managers, which includes, if applicable, and the name of any person(s) who controls the Manager, the basis of the person’s control, and the general nature of the person’s business.

Fred Alger Management, Inc. (Alger)

      Alger is a leading asset management firm employing a bottom-up approach in its attempt to identify the fastest growing companies in their respective sectors. Alger offers investment advisory services to separately managed, sub-advised and wrap accounts. Alger and its affiliate, Fred Alger & Company, Incorporated, are subsidiaries of Alger Associates, Inc., a privately-held holding company. Fred Alger & Company, Incorporated offers mutual funds as well as institutional funds for defined benefit and defined contribution plans.

AllianceBernstein L.P. (AllianceBernstein)

      At March 31, 2008, AllianceBernstein Holding L.P. (Holding) owned approximately 33.5% of the issued and outstanding AllianceBernstein Units. AXA Financial was the beneficial owner of approximately 62.7% of the AllianceBernstein Units at March 31, 2008 (including those held indirectly through its ownership of approximately 1.7% of the issued and outstanding Holding Units) which, including the general partnership interests in AllianceBernstein and Holding, represent an approximate 63.1% economic interest in AllianceBernstein. AXA Financial is a wholly-owned subsidiary of AXA, one of the largest global financial services organizations.

ClearBridge Advisors, LLC (ClearBridge)

      ClearBridge is a recently-organized investment adviser that has been formed to succeed to the equity securities portfolio management business of Citigroup Asset Management (which included Salomon Brothers Asset Management Inc (SaBam), the former manager of the PL Large-Cap Value Fund) and is a wholly-owned subsidiary of Legg Mason, Inc, a financial services holding company.

Goldman Sachs Asset Management, L.P. (Goldman Sachs)

      Goldman Sachs (GSAM) has been registered as an investment adviser with the SEC since 1990 and is an affiliate of Goldman, Sachs & Co.

Highland Capital Management, L.P. (Highland Capital)

      Highland Capital is controlled by James Dondero and Mark Okada by virtue of their respective share ownership and its general partner, Strand Advisors, Inc. of which Mr Dondero is the sole stockholder. Highland Capital manages leveraged loans, high yield bonds, structured products, equities, and other assets for banks, insurance companies, pension plans, foundations and individuals.

Janus Capital Management LLC (Janus)

      Janus (together with its predecessors) has served as an investment adviser since 1969 and currently serves as investment adviser, or sub-adviser, to separately managed accounts, mutual funds, as well as commingled pools or private funds, and wrap fee accounts. Janus Capital Management LLC is a direct subsidiary of Janus Capital Group, Inc. (JCGI), a publicly traded company with principal operations in financial asset management businesses. JCGI owns approximately 95% of Janus Capital Management LLC, with the remaining 5% held by Janus Management Holdings Corporation.

Lazard Asset Management LLC (Lazard)

      Lazard, a subsidiary of Lazard Fréres & Co. LLC (Lazard Fréres), a Delaware limited liability company, is registered as an investment adviser with the SEC. Lazard Fréres provides its clients with a wide variety of investment banking, brokerage and related services. Lazard’s clients are both individuals and institutions, some of whose accounts have investment policies similar to those of the Fund.

Loomis, Sayles & Company, L.P. (Loomis Sayles)

      Loomis Sayles was organized in 1926 and is one of the country’s oldest investment management firms. Loomis Sayles is a limited partnership whose sole general partner, Loomis, Sayles & Company, Inc., is a wholly-owned subsidiary of Natixis Global Asset Management Holdings, LLC. Natixis Global Asset Management, L.P. (Natixis U.S.) owns the entire limited partnership interest in Loomis Sayles. Loomis Sayles is well known for its professional research staff, which is one of the largest in the industry.

      Natixis U.S. is part of Natixis Global Asset Management (France), an international asset management group based in Paris, France that is ultimately owned principally, directly or indirectly, by three large French financial services entities: Natixis, an investment banking and financial services firm; the Caisse Nationale des Caisses d’Epargne (CNCE), a financial institution owned by French regional savings banks known as the Caisses d’Epargne and the Banque Federale des Banques Populaires (BFBF)a financial institution owned by regional cooperative banks known as the Banques Populaires.

MFS Investment Management (MFS)

      Massachusetts Financial Services Company, doing business as MFS Investment Management (MFS), and its predecessor organizations have a history of money management dating from 1924. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc., (a diversified financial services company).

NFJ Investment Group L.P. (NFJ)

      NFJ provides advisory services to mutual funds and institutional accounts. NFJ Investment Group Inc., the predecessor to NFJ, commenced operations in 1989. NFJ is an indirect subsidiary of Allianz Global Investors of America LP (AGI LP). Allianz (SE) is the indirect majority owner of AGI LP. Allianz SE is a European-based, multinational insurance and financial services holding company. Allianz Global Investors U.S. Equities LLC, NFJ’s limited partner, owns more than 75% of the partnership. NFJ Management Inc., NFJ’s general partner, owns less than 5% of the partnership.

OppenheimerFunds, Inc. (Oppenheimer)

      Oppenheimer is wholly owned by Oppenheimer Acquisition Corp., a holding company controlled by Massachusetts Mutual Life Insurance Company and is one of the largest mutual fund companies in the United States. Oppenheimer has been serving the investment needs of financial advisors and their clients since 1960 with more than 60 mutual funds and more than 6 million shareholder accounts.

PIMCO Pacific Investment Management Company LLC (PIMCO)

      PIMCO is an investment management firm founded in 1971. PIMCO is a Delaware limited liability company and is a majority-owned subsidiary of Allianz Global Investors of America LP, (AGI LP) with a minority interest held by PIMCO Partners, LLC. PIMCO Partners, LLC is owned by the current managing directors and executive management of PIMCO. AGI LP was organized as a limited partnership under Delaware law in 1987. AGI LP’s sole general partner is Allianz-PacLife Partners LLC. Allianz-PacLife Partners LLC is a Delaware limited company with one member, Allianz Global Investors U.S. Holding LLC, which is a Delaware limited liability company. The sole member of Allianz Global Investors U.S. Holding LLC is Allianz Global Investors of America LLC. Allianz Global Investors of America LLC has two members, Allianz of America, Inc., a Delaware corporation which owns a 99.9% non-managing interest and Allianz Global Investors of America Holdings Inc., a Delaware corporation which owns a 0.1% managing interest. Allianz Global Investors of America Holdings Inc. is a wholly-owned subsidiary of Allianz Global Investors Aktiengesellschaft. Allianz Global Investors Aktiengesellschaft is owned 25.53% by Allianz-Argos 6 Vermogensverwaltungsgesellschaft mbH and 74.47% by Allianz Societas Europaea (Allianz SE). Allianz-Argos 6 Vermogensverwaltungsgesellschaft is wholly-owned by Allianz Finanzbeteiligungs GmbH which is wholly-owned by Allianz SE. Allianz of America, Inc. is wholly-owned by Allianz SE. Allianz SE indirectly holds a controlling interest in Allianz Global Investors of America LP. Allianz SE is a European-based, multinational insurance and financial services holding company.

      Absent an order from the SEC or other relief, the PL Managed Bond and PL Inflation Managed Funds generally cannot engage in principal transaction with affiliated brokers and certain other affiliated entities, and the PL Managed Bond and PL Inflation Managed Funds’ ability to purchase securities underwritten by an affiliated broker or to utilize affiliated brokers for agency transactions will be subject to regulatory restrictions. PIMCO has advised that it does not believe that the above restrictions on transactions with affiliated brokers would materially adversely affect its ability to provide services to the Funds, the Funds’ ability to take advantage of market opportunities, or their overall performance.

Van Kampen

      Morgan Stanley Investment Management Inc. (MSIM) is a subsidiary of Morgan Stanley and does business in certain instances (including in its role as sub-adviser to these Funds) under the name Van Kampen. Van Kampen, together with its affiliated asset management companies, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the U.S. and abroad.

Fund Management Fee Schedules

      For the services provided, the Adviser pays a monthly fee to each Manager based on an annual percentage of the average daily net assets of the funds they manage according to the following schedule:

Annual Fund Management Fees as of 7/1/08
Manager	Fund	(as a percentage of average daily net assets)

Alger	PL Small-Cap Growth[1]	0.60% on first $100 million
0.45% on next $150 million
0.40% on excess

AllianceBernstein	PL International Value[1]	0.35% on first $1 billion
0.30% on next $1 billion
0.25% on excess

ClearBridge	PL Large-Cap Value[1]	0.45% on first $100 million
0.40% on next $100 million
0.35% on next $200 million
0.30% on next $350 million
0.25% on next $250 million
0.20% on excess

Goldman Sachs	PL Short Duration Bond[1]	0.25% on first $50 million
0.20% on next $50 million
0.17% on next $100 million
0.13% on next $100 million
0.10% on next $700 million
0.07% on excess

Highland Capital	PL Floating Rate Loan	0.50%

Janus	PL Growth LT1	0.45% on first $25 million
0.40% on next $125 million
0.35% on next $850 million
0.30% on next $1 billion
0.25% on excess

Annual Fund Management Fees as of 7/1/08
Manager	Fund	(as a percentage of average daily net assets)

Lazard	PL Mid-Cap Equity[1]	0.35% on first $1 billion
	(formerly called PL Mid-Cap Value)	0.30% on next $1 billion
0.25% on excess

Loomis Sayles	PL Large-Cap Growth[1]	0.45% on first $25 million
0.40% on next $225 million
0.30% on next $1.75 billion
0.25% on excess

MFS	PL International Large-Cap[1]	0.45% on first $500 million
0.40% on next $500 million
0.375% on next $1 billion
0.35% on excess

NFJ	PL Small-Cap Value[1]	0.40% on first $500 million
0.35% on excess

Oppenheimer	PL Main Street Core
	PL Emerging Markets	0.23%

PIMCO	PL Managed Bond[1,2]	0.25% on first $1 billion
0.225% on excess

	PL Inflation Managed[1,2]	0.25% on first $1 billion
0.20% on excess

Van Kampen	PL Comstock	On combined net assets[3]:
	PL Mid-Cap Growth	0.35% on first $2 billion
	PL Real Estate	0.32% on next $1 billion
0.30% on excess

[1]	When determining the breakpoint rates, the combined average daily net assets of the Fund are aggregated with the corresponding Portfolio of Pacific Select Fund with the same Manager.

[2]	Should the aggregate assets of the PL Managed Bond and PL Inflation Managed Funds of Pacific Life Funds and the Managed Bond and Inflation Managed Portfolios of Pacific Select Fund fall below $3 billion, the Adviser will pay the Manager an annual percentage of 0.25% of the PL Managed Bond Fund’s average daily net assets.

[3]	When determining the breakpoint rates, the combined average daily net assets of these three Funds are aggregated with the corresponding three portfolios of Pacific Select Fund with the same Manager.

Fund Management Fees Paid or Owed for the fiscal years ended:

Manager	Fund	3/31/08	3/31/07

PL Small-Cap Growth[1]	$217,731	$155,285	$63,869
PL International Value[2]	312,623	197,407	157,705
PL Large-Cap Value[3]	165,039	115,883	126,564
PL Short Duration Bond	79,658	53,085	41,601
PL Floating Rate Loan[4]	N/A	N/A	N/A
PL Growth LT	249,545	169,667	106,512
PL Mid-Cap Equity[5]	233,178	140,097	76,590
PL Large-Cap Growth[6]	108,511	77,224	125,509
PL International Large-Cap	346,638	235,169	173,147
PL Small-Cap Value[7]	45,303	N/A	N/A
PL Main Street Core	241,049	153,453	48,043
PL Emerging Markets	126,293	91,912	29,145
PL Managed Bond	360,449	214,500	146,575
PL Inflation Managed	229,272	180,533	146,721
PL Comstock	359,845	234,026	140,072
PL Mid-Cap Growth	222,144	172,997	132,395
PL Real Estate	117,519	89,768	67,042

[1]	Alger began managing the PL Small-Cap Growth Fund on July 1, 2007. For the period October 1, 2005 through June 30, 2007, Neuberger Berman Management Inc. served as the Manager. For the period April 1, 2005 through September 30, 2005, AIM Capital Management, Inc. served as the Manager.

[2]	AllianceBernstein began managing the PL International Value Fund on May 1, 2006. For the period April 1, 2005 through April 30, 2006, Lazard served as the Manager.

[3]	ClearBridge began managing the PL Large-Cap Value Fund on May 1, 2007. For the period April 1, 2005 through April 30, 2007, Salomon Brothers Asset Management Inc served as the Manager.

[4]	The PL Floating Rate Loan Fund commenced operations on June 30, 2008.

[5]	The PL Mid-Cap Equity Fund was formerly called the PL Mid-Cap Value Fund.

[6]	Loomis Sayles began managing the PL Large-Cap Growth Fund on January 1, 2006. For the period April 1, 2005 through December 31, 2005, AIM Capital Management, Inc. served as the Manager.

[7]	The PL Small-Cap Value Fund commenced operations on June 29, 2007.

     The following provides information regarding each Manager’s compensation, other accounts managed, material conflicts of interests, and any ownership of securities in Pacific Life Funds. Each Manager or team member is referred to as a fund or portfolio manager below. The Managers are shown together in this section only for ease in presenting the information and should not be viewed for purposes of comparing the Managers or the sub-advisory firms against one another. Each sub-advisory firm is a separate entity that may employ different compensation structures, may have different management requirements, and each Manager may be affected by different conflicts of interests.

Compensation Structures and Methods

      The following describes the structure of, and the method(s) used to determine the different types of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements) for each Manager as of Pacific Life Funds’ fiscal year ended March 31, 2008, unless otherwise noted. The descriptions may include compensation benchmarks, which are chosen by the particular management firm and may or may not match a Fund’s benchmark index presented in the prospectus.

PLFA

      PLFA, which includes PAM, strives to provide pay programs that will attract, retain, and motivate qualified employees. The pay programs and structures are designed to establish equitable and competitive pay levels for employees while recognizing differences in responsibilities and individual performance. PLFA’s goal is to link total annual compensation (both salary and incentive pay programs) to organizational and personal performance. Company and division performance and the portfolio manager’s performance directly impact the amount of total compensation they receive each year. PLFA offers a multi-level compensation structure for portfolio managers:

•	Fixed compensation is given as a base salary. The base salary is a combination of factors including experience, responsibilities, skills, expectations, and market considerations. Salary increases are awarded in recognition of the portfolio manager’s individual performance and an increase or change in duties and responsibilities. Job expectations are reviewed annually to ensure that they are reflected in the performance objectives of the portfolio manager.

•	Portfolio managers are eligible to receive an annual variable incentive bonus. The incentive pay program is a significant component of overall compensation based on company, division, and individual employee performance designed to link performance to pay. Company and division performance rating are based on achievement of assigned performance goals for the plan year including profit goals, Return on Equity, and specific operational and/or financial goals.

•	Additionally, the portfolio managers are eligible for traditional heath care benefits and 401(k) retirement benefits.

Alger

      An Alger portfolio manager’s compensation generally consists of salary and an annual bonus. In addition, portfolio managers are eligible for standard health and retirement benefits available to all Alger employees, including a 401(k) plan sponsored by Alger. A portfolio manager’s base salary is typically a function of the portfolio manager’s experience (with consideration given to type, investment style and size of investment portfolios previously managed), performance of his job responsibilities, and financial services industry peer comparisons. Base salary is generally a fixed amount that is subject to an annual review. The annual bonus is variable from year to year, and considers various factors, including:

•	the firm’s overall financial results and profitability;

•	the firm’s overall investment management performance;

•	current year’s and prior years’ investment performance (both relative and absolute) of the portfolios for which the individual is responsible; and

•	the individual’s leadership contribution within the firm.

      While the benchmarks and peer groups used in determining the portfolio manager’s compensation may change from time to time, we use benchmarks, such as those provided by Russell Investments and Standard & Poor’s, and peer groups, such as those provided by Lipper Inc. and Morningstar Inc., that are widely-recognized by the investment industry. For our small-cap growth portfolios, we currently use the Russell 2000 Growth Index as well as the Lipper Small-Cap Growth Universe and the Morningstar Small Growth Universe.

AllianceBernstein

      AllianceBernstein’s compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for their clients, including shareholders of the AllianceBernstein Mutual Funds. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in level of assets under management. Investment professionals’ annual compensation is comprised of the following:

      Fixed base salary: This is generally the smallest portion of compensation. The base salary is determined at the outset of employment based on level of experience, does not change significantly from year-to-year and is not particularly sensitive to performance.

      Discretionary incentive compensation — annual cash bonus: AllianceBernstein’s overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional’s compensation, AllianceBernstein considers the contribution to his/her team or discipline as it relates to that team’s overall contribution to the long-term investment success, business results and strategy of AllianceBernstein. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices) and consistency of performance. There are no specific formulas used to determine this part of an investment professional’s compensation and the compensation is not tied to any pre-determined or specific level of performance. AllianceBernstein also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/ business development efforts and client servicing; seniority/ length of service with the firm; management and supervisory responsibilities; and fulfillment of AllianceBernstein’s leadership criteria.

      Discretionary incentive compensation — awards under AllianceBernstein’s Partners Compensation Plan (“deferred awards”): AllianceBernstein’s overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred awards, for which there are various options, vest over a four-year period and are generally forfeited if the employee resigns or AllianceBernstein terminates his/her employment. Investment options under deferred awards plan include many of the same AllianceBernstein Mutual Funds offered to mutual fund investors, thereby creating a close alignment between the financial interests of the investment professionals and those of AllianceBernstein’s clients and mutual fund shareholders with respect to performance of those mutual funds. AllianceBernstein also permits deferred award recipients to allocate up to 50% of their award to investments in AllianceBernstein’s publicly traded equity securities.

      Contributions under AllianceBernstein’s Profit Sharing/401(k) Plan: The contributions are based on AllianceBernstein’s overall profitability. The amount and allocation of the contributions are determined at the sole discretion of AllianceBernstein.

      There are no particular benchmarks or indices that are utilized exclusively in the portfolio manager compensation process (although such portfolios or funds may otherwise be tracked using such metrics).

ClearBridge

      ClearBridge investment professionals receive base salary, other employee benefits and are eligible to receive incentive compensation. Base salary is fixed and typically determined based on market factors and the skill and experience of individual investment personnel.

      ClearBridge has incentive and deferred compensation plans (the “Plans”) for its investment professionals, including the fund’s portfolio manager(s) and research analysts. The Plans are designed to align the objectives of ClearBridge investment professionals with those of fund shareholders and other ClearBridge clients. Additionally, the deferred plans are designed to retain its investment professionals and reward long-term performance.

Incentive Compensation

      Investment performance is the key component in determining the final incentive award for all of ClearBridge’s investment professionals. A portfolio manager’s initial incentive award is based on the investment professional’s ongoing contribution to ClearBridge’s investment and business results and externally measured competitive pay practices for the portfolio managers position/experience within the firm. This award is then adjusted upward or downward (up to +/-50%) based on investment performance during the most recent year over a rolling 1, 3, and 5 year time period. Product performance is ranked among a “peer group” of non-ClearBridge investment managers and the product’s pre-tax investment performance against the applicable product benchmark (e.g. a securities index and, with respect to a fund, the benchmark set forth in the fund’s prospectus to which the fund’s average annual total returns are compared).

      The peer group of non-ClearBridge investment managers is defined by product style/type, vehicle type and geography and selected by independent vendors that track and provide (for a fee paid by ClearBridge) relevant peer group performance and ranking data (e.g. primarily Lipper or Callan).

      The 1, 3, and 5 year performance versus benchmark and peer group approximate effective weightings are 35% for trailing 1 year performance, 50% for trailing 3 year performance, and 15% for trailing 5 year performance.

      Lastly, the incentive award for an investment professional may also be adjusted by the ClearBridge Chief Investment Officer(s) based on other qualitative factors such as contribution to the firm and the development of investment staff.

      For ClearBridge’s centralized research professionals, there is an incentive compensation plan based on annual performance on a combined scorecard containing portfolio manager questionnaire survey and stock picking performance. The analyst’s stock picks are tracked on a formal basis through Factset and make up a portion of the analysts overall scorecard performance. These stock picks are measured versus their respective sector indices.

Deferred Award

      Up to 20% of an investment professional’s annual incentive compensation is subject to deferral. For portfolio managers, 25% of this deferral is invested in their primary managed product while another 25% is invested in an elected proprietary ClearBridge sub-advised fund. Therefore, portfolio managers may potentially have 50% of their deferred award amount tracking the performance of their primary managed product. Every portfolio manager selects their primary product for the elective component. Legg Mason then makes a company investment in the Legg Mason Partners funds equal to the deferral amounts by fund. This investment is a company asset held on the Legg Mason balance sheet and paid out to the employees upon vesting over a four year deferral period. The remaining 50% of the deferral is received in the form of Legg Mason restricted stock shares.

      For centralized research analysts, 50% of this deferral tracks the performance of up to two elected proprietary funds. Legg Mason then makes an investment at the company level into each of the funds in the deferral program based on the aggregate dollars deferred by each individual in that plan year (similar to the above description). The remaining 50% of the deferral is received in the form of Legg Mason restricted stock shares.

Goldman Sachs (GSAM)

      GSAM’s Fixed Income Team’s (the “Fixed Income Team”) compensation package for its portfolio managers is comprised of a base salary and performance bonus. The base salary is fixed. However, the performance bonus is a function of each portfolio manager’s individual performance; the Fixed Income Team’s total revenues for the past year which in part is derived from advisory fees and for certain accounts, performance based fees; his or her contribution to the overall performance of the Fixed Income Team; the performance of GSAM; the profitability of Goldman, Sachs & Co.; and anticipated compensation levels among competitor firms. Portfolio managers are rewarded for their ability to outperform a benchmark while managing risk exposure.

      The performance bonus for portfolio managers is significantly influenced by the following criteria: (1) overall pre-tax portfolio performance; (2) consistency of performance across accounts with similar profiles; (3) compliance with risk budgets; and (4) communication with other portfolio managers within the research process. In addition, the following factors involving the overall performance of the investment style team are also considered when the amount of performance bonus is determined: (1) whether the teams’ performance exceeded performance benchmarks over one-year and three-year periods; (2) whether the team managed portfolios within a defined range around a targeted tracking error; (3) whether the team performed consistently with objectives and client commitments; (4) whether the team achieved top tier rankings and ratings (a consideration secondary to the above); and (5) whether the team managed all similarly mandated accounts in a consistent manner.

      The benchmark used to measure the performance of the portfolio managers of the PL Short Duration Bond Fund is the Merrill Lynch 1-3 Year Treasury Index.

      Other Compensation. In addition to base salary and performance bonus, the GSAM has a number of additional benefits/deferred compensation programs for all portfolio managers in place including: (i) a 401(k) program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; (ii) a profit sharing program to which Goldman, Sachs & Co. makes a pretax contribution; and (iii) investment opportunity programs in which certain professionals are eligible to participate subject to certain net worth requirements. Portfolio managers may also receive grants of restricted stock units and/or stock options as part of their compensation.

      Certain GSAM portfolio managers may also participate in the firm’s Partner Compensation Plan, which covers many of the firm’s senior executives. In general, under the Partner Compensation Plan, participants receive a base salary and a bonus (which may be paid in cash or in the form of an equity-based award) that is linked to Goldman, Sachs & Co.s’ overall financial performance.

Highland Capital (Highland)

      Highland’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors including the relative performance of a portfolio manager’s underlying accounts, the combined performance of the portfolio manager’s underlying account, relative to appropriate indices including the Credit Suisse Leveraged Loan Index, and the relative performance of the portfolio manager’s underlying accounts measured against other employees. Performance is evaluated over a range of time periods (e.g. 1 year, 3 year and 5 year and since inception) but there are no specific guidelines as to the weights or importance placed on each period. The principal components of compensation include a base salary, a discretionary bonus, various retirement benefits and one or more of the incentive compensation programs established by Highland such as the Option It Plan and the Long-Term Incentive Plan.

Janus

      Portfolio managers and, if applicable, co-portfolio managers (“portfolio manager” or “portfolio managers”) are compensated for managing the Fund and any other funds, portfolios or accounts for which they have exclusive or shared responsibilities (collectively, the “Managed Funds”) through two components: fixed compensation and variable compensation. Certain portfolio managers are eligible to receive additional discretionary compensation in recognition of their continued analyst responsibilities, and the Chief Investment

Officers (“CIO”) of Janus are eligible for additional variable compensation in recognition of their CIO roles, each as noted below.

      Fixed Compensation: Fixed compensation is paid in cash and is comprised of an annual base salary based on factors such as the complexity of managing funds and other accounts and scope of responsibility (including assets under management).

      Variable Compensation: Variable compensation is paid in the form of cash and long-term incentive awards (consisting of a mixture of Janus Capital Group, Inc. (“JCGI”) restricted stock, stock options, and a cash-deferred award that is credited with income, gains, and losses based on the performance of Janus mutual fund investments selected by the portfolio manager). Variable compensation is based on pre-tax performance of the Managed Funds.

      Variable compensation is structured to pay a portfolio manager primarily on the Managed Funds’ performance, with additional discretionary compensation available from one or more bonus pools as discussed below.

      Aggregate compensation derived from the Managed Funds’ performance is calculated based upon a percentage of the total revenue received on the Managed Funds adjusted to reflect the actual performance of such Managed Funds. Actual performance is calculated based on the Managed Funds’ aggregate asset-weighted Lipper peer group performance ranking on a one-, three-, and five-year rolling period basis with a predominant weighting on the Managed Funds’ performance in the three- and five-year periods. The compensation determined from the Managed Funds’ performance is then allocated to the respective portfolio manager(s).

      A portfolio manager is also eligible to participate in a portfolio manager discretionary bonus pool. The size of the portfolio manager bonus pool fluctuates depending on both the revenue derived from firm-wide managed assets (excluding assets managed by subadvisers) and the investment performance of such firm-wide managed assets. Compensation from the portfolio manager bonus pool is then allocated among the eligible respective participants at the discretion of Janus based upon, among other things: (i) teamwork and support of team culture; (ii) mentoring of analysts; (iii) contributions to the sales process; and (iv) client relationships.

      Analyst Variable Compensation: If a portfolio manager also has analyst responsibilities, then such portfolio manager is eligible to participate in a discretionary analyst team pool. The aggregate compensation available under the analyst team pool is derived from a formula tied to a combination of the aggregate fund-weighted and asset-weighted Lipper peer group performance ranking of certain Janus mutual funds for one- and three-year rolling periods, subject to a reduction in the event of absolute negative performance. The analyst team pool is then allocated among the eligible analysts at the discretion of Janus based on factors which may include performance of investment recommendations, individual and team contributions, scope of coverage, and other subjective criteria.

      CIO Variable Compensation: The CIOs are entitled to additional compensation in consideration of their role as CIO of Janus that is generally based on firm-wide investment performance (excluding assets managed by subadvisers), Janus-managed net long-term flows (excluding assets managed by subadvisers and money market funds), investment team leadership factors, and overall corporate leadership factors. Variable compensation from firm-wide investment performance is calculated based upon the firm-wide aggregate asset-weighted Lipper peer group performance ranking on a one- and three-year rolling period basis.

      Portfolio managers may elect to defer payment of a designated percentage of their fixed compensation and/or up to all of their variable compensation in accordance with JCGI’s Executive Income Deferral Program.

      The Fund’s Lipper peer group for compensation purposes is the Large-Cap Growth Funds.

Lazard

      Lazard’s portfolio managers are generally responsible for managing multiple types of accounts that may, or may not, have similar investment objectives, strategies, risks and fees to those managed on behalf of the PL Mid-Cap Equity Fund (formerly called PL Mid-Cap Value Fund). Portfolio managers responsible for managing the funds may also manage other sub-advised registered investment companies, collective investment trusts, unregistered funds and/or other pooled investment vehicles, separate accounts, separately managed account programs (often referred to as “wrap accounts”) and model portfolios.

      Lazard compensates portfolio managers by a competitive salary and bonus structure, which is determined both quantitatively and qualitatively. Salary and bonus are paid in cash. Portfolio managers are compensated on the performance of the aggregate group of portfolios managed by them rather than for a specific fund or account. Various factors are considered in the determination of a portfolio manager’s compensation. All of the portfolios managed by a portfolio manager are comprehensively evaluated to determine his or her positive and consistent performance contribution over time. Further factors include the amount of assets in the portfolios as well as qualitative aspects that reinforce Lazard’s investment philosophy such as leadership, teamwork and commitment.

      Total compensation is not fixed, but rather is based on the following factors: (i) maintenance of current knowledge and opinions on companies owned in the portfolio; (ii) generation and development of new investment ideas, including the quality of security analysis and identification of appreciation catalysts; (iii) ability and willingness to develop and share ideas on a team basis; and (iv) the performance results of the portfolios managed by the investment team.

      Variable bonus is based on the portfolio manager’s quantitative performance as measured by his or her ability to make investment decisions that contribute to the pre-tax absolute and relative returns of the accounts managed by them, by comparison of each account to a predetermined benchmark (as set forth in the prospectus) over the current fiscal year and the longer-term performance (3-, 5- or 10-year, if applicable) of such account, as well as performance of the account relative to peers. In addition, the portfolio manager’s bonus can be influenced by subjective measurement of the manager’s ability to help others make investment decisions.

      Portfolio managers also have an interest in the Lazard Asset Management LLC Equity Plan, an equity based incentive program for Lazard. The plan offers permanent equity in Lazard Asset Management to a significant number of its professionals, including portfolio managers, as determined by the Board of Directors of Lazard Asset Management, from time to time. This plan gives certain Lazard employees a permanent equity interest in Lazard and an opportunity to participate in the future growth of Lazard.

      In addition, effective May 4, 2005, the Lazard Ltd 2005 Equity Incentive Plan was adopted and approved by the Board of Directors of Lazard Ltd. The purpose of this plan is to give the company a competitive advantage in attracting, retaining and motivating officers, employees, directors, advisors and/or consultants and to provide the company and its subsidiaries and affiliates with a stock plan providing incentives directly linked to shareholder value.

      The benchmark used to measure the performance of the portfolio manager for the PL Mid-Cap Equity Fund (formerly called PL Mid-Cap Value Fund) is the Russell Midcap Index.

Loomis Sayles

      Loomis Sayles believes that portfolio manager compensation should be driven primarily by the delivery of consistent and superior long-term performance for its clients. Portfolio manager compensation is made up of three main components — base salary, variable compensation and a long-term incentive program. Although portfolio manager compensation is not directly tied to assets under management, a portfolio manager’s base salary and/or variable compensation potential may reflect the amount of assets for which the manager is responsible relative to other portfolio managers. Loomis Sayles also offers a profit sharing plan.

      Base salary is a fixed amount based on a combination of factors including industry experience, firm experience, job performance and market considerations.

      Variable compensation is an incentive-based component and generally represents a significant multiple of base salary. It is based on four factors — investment performance, profit growth of the firm, profit growth of the manager’s business unit and team commitment. Investment performance is the primary component and generally represents at least 70% of the total for equity managers. The other three factors are used to determine the remainder of variable compensation, subject to the discretion of the group’s Chief Investment Officer (CIO) and senior management. The CIO and senior management evaluate these other factors annually.

      While mutual fund performance and asset size do not directly contribute to the compensation calculation, investment performance for equity managers is measured by comparing the performance of the firm’s institutional composite (pre-tax and net of fees) in the manager’s style to the performance of a peer group of institutional managers in that style. A manager’s performance relative to the peer group for the 1, 3 and 5 year periods is used to calculate the amount of variable compensation payable due to performance. Longer-term performance (3 and 5 years) combined is weighted more than short-term performance (1 year). If a manager is responsible for more than one product, the rankings of each product are weighted based on relative asset size of accounts represented in each product. An external benchmark is used as a secondary comparison. The benchmark used for the investment style utilized for the PL Large-Cap Growth Fund is the Russell 1000 Growth Index, and the peer group for the Fund is Large-Cap Growth Management.

      Loomis Sayles uses the institutional peer groups as the primary measuring stick for equity manager performance because it believes they represent the most competitive product universe while closely matching the investment styles offered by the firm. Loomis Sayles considers the institutional composite an accurate proxy for the performance of each investment style.

      Loomis Sayles has developed and implemented two distinct long-term incentive plans to attract and retain investment talent. These plans supplement existing compensation. The first plan has several important components distinguishing it from traditional equity ownership plans:

•	the plan grants units that entitle participants to an annual payment based on a percentage of company earnings above an established threshold;

•	upon retirement a participant will receive a multi-year payout for his or her vested units;

•	participation is contingent upon signing an award agreement, which includes a non-compete covenant.

      The second plan also is similarly constructed although the participants’ annual participation in company earnings is deferred for three years from the time of award and is only payable if the portfolio manager remains at Loomis Sayles. In this plan, there is no post-retirement payments or non-compete covenants.

      Senior management expects that the variable compensation portion of overall compensation will continue to remain the largest source of income for those investment professionals included in the plan. The plan is initially offered to portfolio managers and over time the scope of eligibility is likely to widen. Management has full discretion on what units are issued and to whom.

      Portfolio managers also participate in the Loomis Sayles profit sharing plan, in which Loomis Sayles makes a contribution to the retirement plan of each employee based on a percentage of base salary (up to a maximum amount). The portfolio managers also participate in the Loomis Sayles defined benefit pension plan, which applies to all Loomis Sayles employees who joined the firm prior to May 3, 2003. The defined benefit is based on years of service and base compensation (up to a maximum amount).

MFS

      Portfolio manager total cash compensation is a combination of base salary and performance bonus:

•	Base Salary — Base salary represents a smaller percentage of portfolio manager total cash compensation (generally below 33%) than incentive compensation.

•	Performance Bonus — Generally, incentive compensation represents a majority of portfolio manager total cash compensation.

      The performance bonus is based on a combination of quantitative and qualitative factors with more weight given to the former (generally over 60%) and less weight given to the latter.

•	The quantitative portion is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the Fund and any other accounts managed by the portfolio manager) over a one-, three- and five-year period relative to the appropriate Lipper peer group universe and/or one or more benchmark index with respect to each account. (Generally the benchmark index used is a benchmark index set forth in the Fund’s prospectus to which the Fund’s performance is compared. (With respect to Funds with multiple portfolio managers, the index used may differ for each portfolio manager, and may not be a benchmark set forth in the Fund’s prospectus, but will be an appropriate benchmark index based on the respective portfolio manager’s role in managing the Fund.)) Additional or different appropriate peer group or benchmark indices may also be used. Primary weight is given to portfolio performance over three-year and five-year time periods with lesser consideration given to portfolio performance over a one-year period (adjusted as appropriate if the portfolio manager has served for less than five years).

•	The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts and traders) and management’s assessment of overall portfolio manager contributions to investor relations and the investment process (distinct from fund and other account performance).

      Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests and/or options to acquire equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process and other factors.

      Finally, portfolio managers are provided with a benefits package including a defined contribution plan, health coverage and other insurance, which are available to other employees of MFS on substantially similar terms. The percentage such benefits represent of any portfolio manager’s compensation depends upon the length of the individual’s tenure at MFS and salary level as well as other factors.

      The benchmark used to measure the performance of the portfolio managers for the PL International Large-Cap Fund is the MSCI EAFE Index.

NFJ

      NFJ believes that its compensation programs are competitively positioned to attract and retain high-caliber investment professionals. As more fully described below, portfolio managers receive a base salary, a variable bonus opportunity or profit sharing participation and may also include participation in other incentive compensation programs. In addition, a full employee benefit package is offered.

Compensation

      Each portfolio manager’s compensation consists of the following elements:

      Base salary. Each portfolio manager is paid a base salary. In setting the base salary, NFJ’s intention is to be competitive in light of the particular portfolio manager/analyst’s experience and responsibilities.

Management of the firm evaluates competitive market compensation by reviewing compensation survey results of the investment industry conducted by an independent third party.

      Annual bonus or profit sharing opportunity. Portfolio managers who are Managing Directors of NFJ participate in NFJ’s Non-Qualified Profit Sharing Plan. Other portfolio managers/analysts are eligible to receive an annual bonus which is tied to such portfolio manager/analyst’s successful job performance.

      Other incentive programs. Portfolio managers/analysts may be eligible to participate in a non-qualified deferred compensation plan, which allows participating employees the tax benefits of deferring the receipt of a portion of their cash compensation. Portfolio managers/analysts may also, from time to time, be granted specific deferred incentive awards. Portfolio managers/analysts who are not Managing Directors are also eligible to participate in the firm’s Long Term Cash Bonus Plan. Each of the Managing Directors has also been awarded Allianz SE Restricted Stock Units which reflect changes in the value of Allianz SE stock. Grants of deferred incentive, Long Term Cash Bonus awards and Allianz SE Restricted Stock Units all vest over a period of time which NFJ believes helps align employee and firm interests.

Oppenheimer

      Portfolio managers are employed and compensated by Oppenheimer, not the Fund. Under the Oppenheimer compensation program for its portfolio managers and portfolio analysts, their compensation is based primarily on the investment performance results of the funds and accounts they manage, rather than on the financial success of Oppenheimer. This is intended to align the portfolio managers’ and analysts’ interests with the success of the funds and accounts and their investors. The Oppenheimer compensation structure is designed to attract and retain highly qualified investment management professionals and to reward individual and team contributions toward creating shareholder value. As of March 31, 2008 each Portfolio Manager’s compensation consisted of three elements: a base salary, an annual discretionary bonus and eligibility to participate in long-term awards of options and appreciation rights in regard to the common stock of Oppenheimer’s holding company parent. Senior portfolio managers may also be eligible to participate in the Oppenheimer deferred compensation plan.

      The base pay component of each portfolio manager is reviewed regularly to ensure that it reflects the performance of the individual, is commensurate with the requirements of the particular fund, reflects any specific competence or specialty of the individual manager, and is competitive with other comparable positions, to help Oppenheimer attract and retain talent. The annual discretionary bonus is determined by senior management of Oppenheimer and is based on a number of factors, including a fund’s pre-tax performance for periods of up to five years, measured against an appropriate Lipper benchmark selected by management. The Lipper benchmark with respect to the PL Emerging Markets Fund is Lipper-Emerging Markets funds and for the PL Main Street Core Fund is Lipper-Large Cap Core. Other factors include management quality (such as style consistency, risk management, sector coverage, team leadership and coaching) and organizational development. The Portfolio Managers’ compensation is not based on the total value of the Fund’s portfolio assets, although the Fund’s investment performance may increase those assets. The compensation structure is also intended to be internally equitable and serve to reduce potential conflicts of interest between the Funds and other funds managed by the Portfolio Managers. The compensation structure of the other funds managed by the Portfolio Manager is the same as the compensation structure of the Funds, described above. The compensation structure of other portfolios managed by the Portfolio Managers is different from the compensation structure of the portfolios, described above. A portion of the Portfolio Manager’s compensation with regard to that portfolio may, under certain circumstances, include an amount based in part on the amount of the portfolio’s management fee.

PIMCO

      PIMCO has adopted a “Total Compensation Plan” for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm’s mission statement. The Total Compensation Plan includes a significant incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary, a bonus, and may include a retention bonus. Portfolio managers who are Managing Directors of PIMCO also receive compensation from PIMCO’s profits. Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation. PIMCO’s contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

      Salary and Bonus. Base salaries are determined by considering an individual portfolio manager’s experience and expertise and may be reviewed for adjustment annually. Portfolio managers are entitled to receive bonuses, which may be significantly more than their base salary, upon attaining certain performance objectives based on predetermined measures of group or department success. These goals are specific to individual portfolio managers and are mutually agreed upon annually by each portfolio manager and his or her manager. Achievement of these goals is an important, but not exclusive, element of the bonus decision process.

      In addition, the following non-exclusive list of qualitative criteria (collectively, the “Bonus Factors”) may be considered when determining the bonus for portfolio managers:

•	3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the Funds) and relative to applicable industry peer groups. The benchmarks for each Fund are listed below.

           PL Managed Bond Fund — Lehman Brothers Aggregate Bond Index

           PL Inflation Managed Fund — Lehman Brothers Global Real: US Tips Index;

•	Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/ CIO approach to the generation of alpha;

•	Amount and nature of assets managed by the portfolio manager;

•	Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

•	Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

•	Absence of defaults and price defaults for issues in the Funds managed by the portfolio manager;

•	Contributions to asset retention, gathering and client satisfaction;

•	Contributions to mentoring, coaching and/or supervising; and

•	Personal growth and skills added.

      A portfolio manager’s compensation is not based directly on the performance of any Fund or any other account managed by that portfolio manager. Final bonus award amounts are determined by the PIMCO Compensation Committee.

      Retention Bonuses. Certain portfolio managers may receive a discretionary, fixed amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO. Each portfolio manager who is a Senior Vice President or Executive Vice President of PIMCO receives a variable amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO.

      Investment professionals, including portfolio managers, are eligible to participate in a Long Term Cash Bonus Plan (“Cash Bonus Plan”), which provides cash awards that appreciate or depreciate based upon the performance of PIMCO’s parent company, Allianz Global Investors, and PIMCO over a three-year period. The aggregate amount available for distribution to participants is based upon Allianz Global Investors’ profit growth and PIMCO’s profit growth. Participation in the Cash Bonus Plan is based upon the Bonus Factors, and the payment of benefits from the Cash Bonus Plan, is contingent upon continued employment at PIMCO.

      Profit Sharing Plan. Instead of a bonus, portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Managing Director Compensation Committee, based upon an individual’s overall contribution to the firm and the Bonus Factors. Under his employment agreement, William Gross receives a fixed percentage of the profit sharing plan.

      Allianz Transaction Related Compensation. In May 2000, a majority interest in the predecessor holding company of PIMCO was acquired by a subsidiary of Allianz AG (currently known as Allianz SE) (“Allianz”). In connection with the transaction, Mr. Gross received a grant of restricted stock of Allianz, the last of which vested on May 5, 2005.

      From time to time, under the PIMCO Class B Unit Purchase Plan, Managing Directors and certain executive management (including Executive Vice Presidents) of PIMCO may become eligible to purchase Class B Units of PIMCO. Upon their purchase, the Class B Units are immediately exchanged for Class A Units of PIMCO Partners, LLC, a California limited liability company that holds a minority interest in PIMCO and is owned by the Managing Directors and certain executive management of PIMCO. The Class A Units of PIMCO Partners, LLC entitle their holders to distributions of a portion of the profits of PIMCO. The PIMCO Compensation Committee determines which Managing Directors and executive management may purchase Class B Units and the number of Class B Units that each may purchase. The Class B Units are purchased pursuant to full recourse notes issued to the holder. The base compensation of each Class B Unit holder is increased in an amount equal to the principal amortization applicable to the notes given by the Managing Director or member of executive management.

      Portfolio managers who are Managing Directors also have long-term employment contracts, which guarantee severance payments in the event of involuntary termination of a Managing Director’s employment with PIMCO.

Van Kampen

      Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all funds/accounts managed by the portfolio managers.

      Base salary compensation. Generally, portfolio managers receive base salary compensation based on the level of their position with the Investment Adviser.

      Discretionary compensation. In addition to base compensation, portfolio managers may receive discretionary compensation.

      Discretionary compensation can include:

•	Cash Bonus.

•	Morgan Stanley’s Long Term Incentive Compensation awards — a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock or other investments that are subject to vesting and other conditions;

•	Investment Management Alignment Plan (IMAP) awards — a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Investment Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 100% of the IMAP deferral into a combination of the designated funds they manage that are included in the IMAP fund menu, which may or may not include the Fund;

•	Voluntary Deferred Compensation Plans — voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and directly or notionally invest the deferred amount: (1) across a range of designated investment funds, including funds advised by the Investment Adviser or its affiliates; and/or (2) in Morgan Stanley stock units.

      Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

•	Investment performance. A portfolio manager’s compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager. Investment performance is calculated for one-, three-and five-year periods measured against a fund’s/account’s primary benchmark (as set forth in the fund’s prospectus1), indices and/or peer groups where applicable. Generally, the greatest weight is placed on the three- and five-year periods.

•	Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

•	Contribution to the business objectives of the Investment Adviser.

•	The dollar amount of assets managed by the portfolio manager.

•	Market compensation survey research by independent third parties.

•	Other qualitative factors, such as contributions to client objectives.

•	Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the investment team(s) of which the portfolio manager is a member.

[1]	The benchmarks for the PL Comstock, PL Mid-Cap Growth and PL Real Estate Funds are the Russell 1000 Value, Russell Mid-Cap Growth and the FTSE NAREIT Equity REITs Indexes, respectively.

Other Accounts Managed

      The following tables reflect information regarding accounts, other than the Fund, for which each Manager, except with respect to the Portfolio Optimization Funds, has day-to-day management responsibilities. Such information has been provided by the applicable management firm for each Fund. As of March 31, 2008, the managers of the Portfolio Optimization Funds do not manage other accounts. Accounts are grouped into three categories: (i) registered investment companies, (ii) other pooled investment vehicles, and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (“performance-based fees”), this information will be reflected in a separate table below.

	ASSET BASED FEES AS OF 3/31/08

	Registered Investment		Other Pooled Investment
	Companies		Vehicles		Other Accounts

Fund and	Number of	Total Assets	Number of	Total Assets	Number of	Total Assets
Fund Managers	Accounts	in the Accounts	Accounts	in the Accounts	Accounts	in the Accounts

PL Money Market
Brendan L. Collins	1	$1,233,897,201	None	N/A	62	$27,006,111,371
Brian Robertson	1	$1,233,897,201	None	N/A	None	N/A

PL Small-Cap Growth
Jill Greenwald	8	$3,025,000,000	1	$3,900,000	12	$884,400,000

PL International Value
Sharon E. Fay	116	$72,037,000,000	125	$38,400,000,000	39,935	$168,876,000,000
Kevin F. Simms	116	$72,037,000,000	137	$42,432,000,000	39,935	$168,876,000,000
Henry D’Auria	82	$45,935,000,000	87	$33,434,000,000	739	$123,104,000,000

	ASSET BASED FEES AS OF 3/31/08

	Registered Investment		Other Pooled Investment
	Companies		Vehicles		Other Accounts

Fund and	Number of	Total Assets	Number of	Total Assets	Number of	Total Assets
Fund Managers	Accounts	in the Accounts	Accounts	in the Accounts	Accounts	in the Accounts

PL Large-Cap Value
Robert Feitler	4	$4,360,000,000	1	$5,000,000	3,781	$1,930,000,000
Dmitry Khaykin	4	$4,360,000,000	1	$5,000,000	3,781	$1,930,000,000

PL Short Duration Bond
Jonathan A. Beinner	21	$18,709,300,000	88	$33,389,300,000	1,983	$177,088,600,000
James B. Clark	21	$18,709,300,000	45	$17,244,800,000	1,797	$128,947,400,000
Thomas J. Kenny	21	$18,709,300,000	88	$33,389,300,000	1,983	$177,088,600,000
James McCarthy	3	$2,961,900,000	5	$1,276,400,000	81	$25,762,300,000
Christopher Sullivan	21	$18,709,300,000	45	$17,244,800,000	1,797	$128,947,400,000

PL Floating Rate Loan
Mark Okada	13	$7,015,500,000	30	$22,058,000,000	None	N/A
R. Joseph Dougherty	12	$5,866,600,000	None	N/A	None	N/A
Brad Borud	14	$6,077,400,000	None	N/A	None	N/A

PL Growth LT
Jonathan D. Coleman	5	$15,035,271,851	None	N/A	2	$28,909,190
Daniel Riff	6	$16,272,272,617	None	N/A	2	$28,909,190

PL Mid-Cap Equity (formerly called PL Mid-Cap Value)
Andrew D. Lacey	9	$1,103,870,174	39	$1,103,870,174	382	$5,734,760,443
Christopher H. Blake	7	$12,369,371,572	16	$556,203,850	92	$1,174,872,694
Gary Buesser	7	$12,369,371,572	16	$556,203,850	92	$1,174,872,694
Robert A. Failla	7	$12,369,371,572	32	$1,534,979,592	100	$2,987,243,585

PL Large-Cap Growth
Mark B. Baribeau	11	$3,076,071,530	6	$1,082,709,893	142	$3,631,505,361
Pamela N. Czekanski	9	$2,121,008,111	6	$1,082,709,893	139	$3,751,619,933
Richard D. Skaggs	9	$2,121,008,111	6	$1,082,709,893	108	$3,616,097,654

PL International Large-Cap
David R. Mannheim	16	$10,700,000,000	5	$2,200,000,000	90	$22,500,000,000
Marcus L. Smith	12	$9,300,000,000	1	$9,300,000	27	$6,500,000,000

PL Small-Cap Value
Benno J. Fischer	19	$17,532,908,050	5	$167,408,102	59	$17,817,201,173
Paul A. Magnuson	15	$15,895,588,285	4	$161,987,556	53	$16,719,908,286
R. Burns McKinney	10	$15,919,636,595	4	$161,987,556	47	$15,519,347,602

PL Main Street Core
Mark Zavanelli	14	$12,135,000,000	None	N/A	None	N/A
Wentong Alex Zhou[1]	None	N/A	None	N/A	None	N/A
Marc R. Reinganum	9	$14,700,000,000	None	N/A	None	N/A

PL Emerging Markets
Justin M. Leverenz	4	$12,957,000,000	2	$315,000,000	4	$404,000,000

	ASSET BASED FEES AS OF 3/31/08

	Registered Investment		Other Pooled Investment
	Companies		Vehicles		Other Accounts

Fund and	Number of	Total Assets	Number of	Total Assets	Number of	Total Assets
Fund Managers	Accounts	in the Accounts	Accounts	in the Accounts	Accounts	in the Accounts

PL Managed Bond
William H. Gross	37	$172,824,970,000	17	$8,544,100,000	45	$21,322,550,000

PL Inflation Managed
Mihir P. Worah	19	$45,737,640,000	22	$4,370,940,000	34	$12,264,760,000

PL Comstock
B. Robert Baker, Jr.	27	$26,134,961,126	1	$435,868,343	12,041	$2,132,848,425
Kevin C. Holt	27	$26,134,961,126	1	$435,868,343	12,041	$2,132,848,425
Jason S. Leder	27	$26,134,961,126	1	$435,868,343	12,041	$2,132,848,425
Devin E. Armstrong	27	$26,134,961,126	1	$435,868,343	12,041	$2,132,848,425
James N. Warwick	27	$26,134,961,126	1	$435,868,343	12,041	$2,132,848,425

PL Mid-Cap Growth
Dennis P. Lynch	36	$21,902,536,421	4	$1,276,763,675	6,673	$1,663,411,513
David S. Cohen	36	$21,902,536,421	4	$1,276,763,675	6,673	$1,663,411,513
Sam Chainani	36	$21,902,536,421	4	$1,276,763,675	6,673	$1,663,411,513
Alexander Norton	36	$21,902,536,421	4	$1,276,763,675	6,673	$1,663,411,513
Jason Yeung	36	$21,902,536,421	4	$1,276,763,675	6,673	$1,663,411,513

PL Real Estate
Theodore R. Bigman	18	$9,687,844,876	10	$3,655,623,317	841	$7,679,175,065

[1]	Wentong Alex Zhou became a Manager effective July 1, 2008.

	PERFORMANCE BASED FEES AS OF 3/31/08

	Registered Investment		Other Pooled Investment
	Companies		Vehicles		Other Accounts

Fund and	Number of	Total Assets	Number of	Total Assets	Number of	Total Assets
Fund Managers	Accounts	in the Accounts	Accounts	in the Accounts	Accounts	in the Accounts

PL International Value
Sharon E. Fay	3	$11,072,000,000	4	$1,398,000,000	147	$26,379,000,000
Kevin F. Simms	3	$11,072,000,000	5	$2,431,000,000	147	$26,379,000,000
Henry D’Auria	2	$5,099,000,000	3	$1,397,000,000	135	$24,510,000,000

PL Large-Cap Value
Dmitry Khaykin	1	$1,090,000,000	None	N/A	None	N/A
Robert Feitler	1	$1,090,000,000	None	N/A	None	N/A
PL Short Duration Bond
Jonathan A. Beinner	None	N/A	14	$5,280,200,000	None	N/A
James B. Clark	None	N/A	12	$5,185,200,000	None	N/A
Thomas J. Kenny	None	N/A	14	$5,280,200,000	None	N/A
Christopher Sullivan	None	N/A	12	$5,185,200,000	None	N/A
PL Floating Rate Loan
Mark Okada	None	N/A	26	$20,760,900,000	None	N/A

	PERFORMANCE BASED FEES AS OF 3/31/08

	Registered Investment		Other Pooled Investment
	Companies		Vehicles		Other Accounts

Fund and	Number of	Total Assets	Number of	Total Assets	Number of	Total Assets
Fund Managers	Accounts	in the Accounts	Accounts	in the Accounts	Accounts	in the Accounts

PL Mid-Cap Equity (formerly called PL Mid-Cap Value)
Andrew D. Lacey	1	$6,816,913,120	None	N/A	None	N/A
Christopher H. Blake	1	$6,816,913,120	None	N/A	None	N/A
Gary Buesser	1	$6,816,913,120	None	N/A	None	N/A
Robert A. Failla	1	$6,816,913,120	None	N/A	None	N/A
PL Large-Cap Growth
Mark B. Baribeau	None	N/A	1	$102,010,675	None	N/A
Pamela N. Czekanski	None	N/A	1	$102,010,675	None	N/A
Richard D. Skaggs	None	N/A	1	$102,010,675	None	N/A

PL International Large-Cap
David R. Mannheim	None	N/A	None	N/A	12	$3,000,000,000
Marcus L. Smith	None	N/A	None	N/A	1	$431,000,000

PL Managed Bond
William H. Gross	None	N/A	3	$695,240,000	21	$15,914,610,000

PL Inflation Managed
Mihir P. Worah	None	N/A	None	N/A	11	$1,937,310,000

PL Real Estate
Theodore R. Bigman	None	N/A	11	$878,732,371	None	N/A

Material Conflicts of Interest

      Actual or apparent conflicts of interest may arise when a fund manager has day-to-day management responsibilities with respect to more than one investment account. Fund managers who manage other investment accounts in addition to a fund of Pacific Life Funds may be presented with the following potential conflicts:

PAM

      While material conflicts of interests may arise with respect to management of a Fund by the portfolio manager, PAM has adopted policies and procedures to address any potential material conflicts, should they arise. In particular, trade allocation and affiliated persons transaction policies and procedures include controls and reviews to detect and monitor potential material conflicts.

Alger

      Alger’s portfolio managers are generally responsible for managing several accounts for several clients. In addition to Alger mutual funds, these other accounts may include separate accounts, mutual funds sub-advised by Alger, and other investment vehicles. Moreover, the size of these accounts can vary significantly from the size of the Funds. Potential conflicts of interest exist when a portfolio manager has responsibility and makes investment decisions involving such accounts. While investment decisions for accounts are made with consideration of their respective investment objectives and constraints, availability of cash for investment, current holdings and size of investment positions, it is therefore possible that a particular security may be bought or sold for only one account, or in different amounts and at different times for different accounts. To address this conflict, Alger has developed trade allocation policies and procedures designed to avoid action that would result in intentional an improper advantage or disadvantage to any one account managed by Alger. Accordingly, transactions are generally allocated among accounts in a manner believed by Alger to be most equitable to each account, generally using a pro-rata allocation methodology. Exceptions to pro-rata allocation are made to recognize the investment needs and particular restrictions of each individual account, including but not limited to consideration of issuer concentration, industry exposure, asset class exposure, credit exposure, available cash, desire to eliminate and/or not establish de minimis positions, and to accounts with specialized investment policies and objectives.

AllianceBernstein

      AllianceBernstein acknowledges that conflicts of interest are inherent in their business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitors to ensure that all clients are treated equitably.

      Employee Personal Trading: AllianceBernstein has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest that may arise when investment professionals and other personnel of AllianceBernstein own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, AllianceBernstein permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase, 401K/profit sharing plan investment and/or notionally in connection with deferred incentive compensation awards. AllianceBernstein’s Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by AllianceBernstein. The Code also requires preclearance of all securities transactions and imposes a one-year holding period for securities purchased by employees to discourage short-term trading.

      Managing Multiple Accounts for Multiple Clients: AllianceBernstein has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, AllianceBernstein’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client’s account, nor is it directly tied to the level or change in level of assets under management.

      Allocating Investment Opportunities: AllianceBernstein has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at AllianceBernstein routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

      AllianceBernstein’s procedures are also designed to prevent potential conflicts of interest that may arise when AllianceBernstein has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which AllianceBernstein could share in investment gains.

      To address these conflicts of interest, AllianceBernstein’s policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

ClearBridge

      Potential conflicts of interest may arise when a Fund’s portfolio manager has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for certain of the portfolio managers.

      The investment adviser and the fund(s) have adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for the investment adviser and the individuals that it employs. For example, ClearBridge seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. ClearBridge has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by ClearBridge and the fund(s) will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

      These potential conflicts include:

      Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

      Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

      Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

      Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment adviser’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

      Selection of Brokers/ Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the sub-adviser determines in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts managed. For this reason, the sub-adviser has formed a brokerage committee that reviews, among other things, the allocation of brokerage to broker/dealers, best execution and soft dollar usage.

      Related Business Opportunities. The investment adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

Goldman Sachs (GSAM)

      GSAM’s portfolio managers are often responsible for managing one or more funds as well as other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, such as unregistered hedge funds. A portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the Fund and may also have a performance-based fee. The side-by-side management of these funds may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades.

      GSAM has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. GSAM seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, GSAM has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, GSAM has adopted policies limiting the circumstances under which cross-trades may be effected between a Fund and another client account. GSAM conducts periodic reviews of trades for consistency with these policies.

Highland Capital (Highland)

      Highland has built a professional working environment, a firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. Highland has adopted policies and procedures that address the allocation of investment opportunities, execution of Fund transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, Highland furnishes advisory services to numerous clients in addition to the Fund, and Highland may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts that are hedge funds or have performance or higher fees paid to Highland or in which managers have a personal interest in the receipt of such fees) that may be the same as or different from those made to the Fund. In addition, Highland, its affiliates and any of their partners, directors, officers, stockholders or employees may or may not have an interest in the securities whose purchase and sale Highland recommends to the Fund. Actions with respect to securities of the same kind may be the same as or different from the action that Highland, or any of its affiliates, or any of their partners, directors, officers, stockholders or employees or any member of their families may take with respect to the same securities. Moreover, Highland may refrain from rendering any advice or services concerning securities of companies of which any of Highland’s (or its affiliates’) partners, directors, officers or employees are directors or officers, or companies as to which Highland or any of its affiliates or partners, directors, officers and employees of any of them has any substantial economic interest or possesses material non-public information. In addition to its various policies and procedures designed to address these issues, Highland includes disclosure regarding these matters to its clients in both its Form ADV and investment advisory agreements.

      Highland, its affiliates or their partners, directors, officers and employees similarly serve or may serve other entities that operate in the same or related lines of business. Accordingly, these individuals may have obligations to investors in those entities or funds or to other clients, the fulfillment of which might not be in the best interests of the Fund. As a result, Highland will face conflicts in the allocation of investment opportunities to the Fund and other funds and clients. In order to enable such affiliates to fulfill their fiduciary duties to each of the clients for which they have responsibility, Highland will endeavor to allocate investment opportunities in a fair and equitable manner which may, subject to applicable regulatory constraints, involve pro rata co-investment by the Fund and such other clients or may involve a rotation of opportunities among the Fund and such other clients. While Highland does not believe there will be frequent conflicts of interest, if any, Highland and its affiliates have both subjective and objective procedures and policies in place designed to manage the potential conflicts of interest between Highland’s fiduciary obligations to the Fund and their similar fiduciary obligations to other clients so that, for example, investment opportunities are allocated in a fair and equitable manner among the Fund and such other clients. An investment opportunity that is suitable for multiple clients of Highland and its affiliates may not be capable of being shared among some or all of such clients due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed by the 1940 Act. There can be no assurance that Highland’s or its affiliates’ efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to the Fund. Not all conflicts of interest can be expected to be resolved in favor of the Fund.

Janus

      The portfolio managers may manage other accounts with investment strategies similar to the Fund. Those other accounts may include other Janus funds, private-label mutual funds for which Janus serves as subadviser, and separately managed accounts. Fees earned by Janus may vary among these accounts, the portfolio managers may personally invest in some but not all of these accounts, and certain of these accounts may have a greater impact on their compensation than others. In addition, certain portfolio managers may also have roles as research analysts for one or more Janus funds and receive compensation with respect to the analyst role. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in the potential for other accounts outperforming the Fund. A conflict may also exist if a portfolio manager identifies a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, a portfolio manager may execute transactions for another account that may adversely impact the value of securities held by a Fund. However, Janus believes that these conflicts may be mitigated to a certain extent by the fact that accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to a variety of exceptions, for example, particular investment restrictions or policies applicable only to certain accounts, certain portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors. In addition, Janus has adopted trade allocation procedures that govern allocation of securities among various Janus accounts.

Lazard

      Although the potential for conflicts of interest exist when an investment adviser and portfolio managers manage other accounts with similar investment objectives and strategies as the PL Mid-Cap Equity Fund (formerly called PL Mid-Cap Value Fund)(Similar Accounts), Lazard has procedures in place that are designed to ensure that all accounts are treated fairly and that the Fund is not disadvantaged, including procedures regarding trade allocations and “conflicting trades” (e.g., long and short positions in the same security, as described below). In addition, the Fund may be subject to different regulations than certain of the Similar Accounts, and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the Similar Accounts.

      Potential conflicts of interest may arise because of Lazard’s management of the funds and Similar Accounts. For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as Lazard may be perceived as causing accounts it manages to participate in an offering to increase Lazard’s overall allocation of securities in that offering, or to increase Lazard’s ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Lazard may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. Additionally, portfolio managers may be perceived to have a conflict of interest because of the large number of Similar Accounts, in addition to the funds, that they are managing on behalf of Lazard. Although Lazard does not track each individual portfolio manager’s time dedicated to each account, Lazard periodically reviews each portfolio manager’s overall responsibilities to ensure that they are able to allocate the necessary time and resources to effectively manage the funds. In addition, Lazard could be viewed as having a conflict of interest to the extent that Lazard and/or portfolios managers have a materially larger investment in a Similar Account than their investment in the funds.

      A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account reduces the sale price received in a sale by a second account. Lazard manages hedge funds that are subject to performance/incentive fees. Certain hedge funds managed by Lazard may also be permitted to sell securities short. When Lazard engages in short sales of securities of the type in which the funds invest, Lazard could be seen as harming the performance of the funds for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall. As described above, Lazard has procedures in place to address these conflicts. Additionally, Lazard currently does not have any portfolio managers that manage both hedge funds that engage in short sales and long-only accounts, including open-end and closed-end registered investment companies.

Loomis Sayles

      The fact that a portfolio manager manages a mutual fund as well as other accounts creates the potential for conflicts of interest. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that pay higher fees, accounts that pay performance-based fees or accounts of affiliated companies. Such favorable treatment could lead to more favorable investment opportunities for some accounts. Loomis Sayles makes investment decisions for all accounts (including institutional accounts, mutual funds, hedge funds and affiliated accounts) based on each account’s specific investment objectives, guidelines, restrictions and circumstances and other relevant factors, such as the size of an available investment opportunity, the availability of other comparable investment opportunities and Loomis Sayles’ desire to treat all accounts fairly and equitably over time. In addition, Loomis Sayles maintains trade allocation and aggregation policies and procedures to address this potential conflict.

MFS

      MFS seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of the PL International Large-Cap Fund and other accounts and has adopted policies and procedures designed to address such potential conflicts.

      The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives and strategies, benchmarks, time horizons and fees as a portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. In certain instances there may be securities which are suitable for the Fund’s portfolio as well as for accounts of MFS or its subsidiaries with similar investment objectives. A Fund’s trade allocation policies may give rise to conflicts of interest if the Fund’s orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts of MFS or its subsidiaries. A portfolio manager may execute transactions for another fund or account that may adversely impact the value of the Fund’s investments. Investments selected for funds or accounts other than the Fund may outperform investments selected for the Fund.

      When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In most cases, however, MFS believes that the Fund’s ability to participate in volume transactions will produce better executions for the Fund.

      MFS does not receive a performance fee for its management of the Fund. As a result, MFS and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Fund — for instance, those that pay a higher advisory fee and/or have a performance fee.

NFJ

      Like other investment professionals with multiple clients, a portfolio manager for a portfolio may face certain potential conflicts of interest in connection with managing both the portfolio and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which NFJ believes are faced by investment professionals at most major financial firms. NFJ has adopted compliance policies and procedures that attempt to address certain of these potential conflicts. The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

•	The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

•	The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

•	The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

      A potential conflict of interest may arise when a portfolio and other accounts purchase or sell the same securities. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a portfolio as well as other accounts, the NFJ’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to seek best execution and lower brokerage commissions. Aggregation of trades may create the potential for unfairness to a portfolio or another account if one account is favored over another in allocating securities purchased or sold — for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.

      Another potential conflict of interest may arise based on the different investment objectives and strategies of a portfolio and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a portfolio. Depending on another account’s objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a portfolio. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security. There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.

      A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

      The portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions of a portfolio. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the portfolio and NFJ’s other clients, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

      The portfolio managers may also face other potential conflicts of interest in managing a portfolio, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the portfolio and other accounts. In addition, a portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. Front-running could also exist if a portfolio manager transacted in his own account prior to placing an order for a portfolio or other clients. NFJ’s investment personnel, including each portfolio’s portfolio manager, are subject to restrictions on engaging in personal securities transactions, pursuant to a Code of Ethics adopted by NFJ, which contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the portfolios.

      As part of NFJ’s Compliance Program, NFJ has established a Compliance Committee, a Risk Sub-Committee, a Best Execution Committee, a Proxy Voting Committee and a Pricing Committee to help develop policies and procedures that help NFJ avoid, mitigate, monitor and oversee areas that could present potential conflicts of interest.

Oppenheimer

      As indicated above under “Other Accounts Managed,” each of the portfolio managers also manages other funds. Potentially, at times, those responsibilities could conflict with the interests of the Funds. That may occur whether the investment strategies of the other fund are the same as, or different from, the Fund’s investment objectives and strategies. For example the portfolio manager may need to allocate investment opportunities between the Fund and another fund having similar objectives or strategies, or he may need to execute transactions for another fund that could have a negative impact on the value of securities held by the Funds. Not all funds and accounts advised by Oppenheimer have the same management fee. If the management fee structure of another fund is more advantageous to Oppenheimer than the fee structure of the Funds, Oppenheimer could have an incentive to favor the other fund. However, Oppenheimer compliance procedures and Code of Ethics recognize their fiduciary obligations to treat all of its clients, including the

Funds, fairly and equitably, and are designed to preclude the portfolio managers from favoring one client over another. It is possible, of course, that those compliance procedures and the Code of Ethics may not always be adequate to do so. At different times, one or more of the Fund’s portfolio managers may manage other funds or accounts with investment objectives and strategies that are similar to those of the Funds, or may manage funds or accounts with investment objectives and strategies that are different from those of the Funds.

PIMCO

      From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of a Fund, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the Funds, track the same index a Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Funds. The other accounts might also have different investment objectives or strategies than the Funds.

      Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of a Fund. Because of their positions with the Funds, the portfolio managers know the size, timing and possible market impact of a Fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Fund.

      Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both a Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

      Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Funds and certain pooled investment vehicles, including investment opportunity allocation issues.

      Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Funds and such other accounts on a fair and equitable basis over time.

Van Kampen

      Because the portfolio managers manage assets for other investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Investment Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. In addition, a conflict of interest could exist to the extent the Investment Adviser has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Investment Adviser’s employee benefits and/or deferred compensation plans. The portfolio manager may have an incentive to favor these accounts over others. If the Investment Adviser manages accounts that engage in short sales of securities of the type in which the Fund invests, the Investment Adviser could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. The

Investment Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

Beneficial Interest of Fund Managers

      As of the Fund’s fiscal year ended, March 31, 2008, there were no Fund shares beneficially owned by any fund manager. Fund managers are not required to own securities of the Fund. In addition, although the level of a fund manager’s securities ownership may be an indicator of his or her confidence in the Fund’s investment strategy, it does not necessarily follow that a fund manager who owns few or no securities has any less confidence or is any less concerned about the applicable Fund’s performance.

FUND TRANSACTIONS AND BROKERAGE

Investment Decisions

      Investment decisions for the Fund and for the other investment advisory clients of the Adviser, or applicable Manager, are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Fund). Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. There may be circumstances when purchases or sales of securities for one or more clients will have an adverse effect on other clients, including a Fund.

      It also sometimes happens that the Adviser or Manager may simultaneously purchase or sell the same security for two or more clients. In such instances, transactions in securities will be allocated between the Fund and the Adviser’s or Manager’s other clients in a manner deemed fair and reasonable by the Adviser or Manager. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser or Manager, and the results of such allocations, are subject to review by the Board of Trustees. To the extent any Fund seeks to acquire the same security at the same time as another Adviser or Manager client, such Fund may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price for such security. It is recognized that in some cases this could have a detrimental effect on the price or value of the security insofar as a specific Fund is concerned. The Adviser or Manager may, at its discretion, aggregate orders for the same security for two or more clients, and then allocate purchases or sales in an equitable manner, providing average prices to all such clients.

Brokerage and Research Services

      The Portfolio Optimization Funds invest primarily in the Underlying Funds and do not incur commissions or sales charges in connection with investments in the Underlying Funds, but they may incur such costs if they invest directly in other types of securities, and they bear such costs indirectly through their investment in the Underlying Funds. Accordingly the following description is relevant for the Portfolio Optimization Funds and the Underlying Funds.

      The Adviser or Manager for a Fund places all orders for the purchase and sale of fund securities, options, and futures contracts and other investments for a Fund through a substantial number of brokers and dealers or futures commission merchants selected at its discretion. In executing transactions, the Adviser or Manager will attempt to obtain the best net results for a Fund taking into account such factors as price (including the applicable brokerage commission or dollar spread), size of order, the nature of the market for the security, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution and operational facilities of the firms involved, and the firm’s risk in positioning a block of securities. In transactions on stock exchanges in the United States, payments of brokerage commissions are negotiated. In effecting purchases and sales of fund securities in transactions on United States stock exchanges for the account of a Fund, the Adviser or Manager may pay higher commission rates than the lowest available when the Adviser or Manager believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction. In the case of securities traded on some foreign stock exchanges, brokerage commissions may be fixed and the Adviser or Manager may be unable to negotiate commission rates for these transactions. In the case of securities traded on the OTC markets, there is generally no stated commission, but the price includes an undisclosed commission or markup. Consistent with the policy of obtaining the best net results, a portion of a Fund’s brokerage and futures transactions, including transactions on a national securities exchange, may be conducted through an affiliated broker.

      There is generally no stated commission in the case of fixed income securities, which are traded in the OTC markets, but the price paid by a Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by a Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock exchanges and other agency transactions involve the payment by a Fund of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. In the case of securities traded on some foreign stock exchanges, brokerage commissions may be fixed and the Adviser or Manager may be unable to negotiate commission rates for these transactions.

      Some securities considered for investment by a Fund may also be appropriate for other clients served by the Adviser or Manager. If a purchase or sale of securities consistent with the investment policies of a Fund and one or more of these clients served by the Adviser or Manager is considered at or about the same time, transactions in such securities will be allocated among that Fund and such clients in a manner deemed fair and reasonable by the Adviser or Manager. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser or Manager, and the results of such allocations, are subject to periodic review by the Pacific Life Funds’ Adviser and/or Board of Trustees.

      As permitted by Section 28(e) of the 1934 Act, the Adviser or Manager may cause a Fund to pay a broker-dealer, which provides “brokerage and research services” (as defined in the 1934 Act) to the Adviser or Manager, an amount of disclosed commission for effecting a securities transaction for a Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction. For many years, it has been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research services from broker-dealers which execute fund transactions for the clients of such advisers. Consistent with this practice, the Adviser or Manager for a Fund may receive research services from many broker-dealers with which the Adviser or Manager places a Fund’s transactions. The Adviser or Manager for a Fund may also receive research or research credits from brokers which are generated from underwriting commissions when purchasing new issues of fixed income securities or other assets for a Fund. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services may be of value to the Adviser or Manager in advising its various clients (including Pacific Life Funds), although not all of these services are necessarily useful and of value in managing a Fund within Pacific Life Funds. The advisory fee paid by the Pacific Life Funds is not reduced because the Adviser or Manager and its affiliates receive such services.

      As noted above, the Adviser or a Manager may purchase new issues of securities for a Fund in underwritten fixed price offerings. In those situations, the underwriter or selling group member may provide the Adviser or Manager with research in addition to selling the securities (at the fixed public offering price) to the Fund or other advisory clients. Because the offerings are conducted at a fixed price, the ability to obtain research from a broker-dealer in this situation provides knowledge that may benefit the Fund, or other advisory clients, and the Adviser without incurring additional costs. These arrangements may not fall within the safe harbor of Section 28(e) because the broker-dealer is considered to be acting in a principal capacity in underwritten transactions. However, the Financial Industry Regulatory Authority, formerly the NASD (FINRA) has adopted rules expressly permitting broker-dealers to provide bona fide research to advisers in connection with fixed price offerings under certain circumstances, although compliance with these rules does not necessarily ensure compliance with all federal securities laws. As a general matter in these situations, the underwriter or selling group member will provide research credits at a rate that is higher than that which is available for secondary market transactions.

      Each Fund incurred brokerage commissions as follows during the fiscal years ended:

Fund	3/31/08*	3/31/07*	3/31/06*

PL Portfolio Optimization Conservative	N/A	N/A	N/A
PL Portfolio Optimization Moderate-Conservative	N/A	N/A	N/A
PL Portfolio Optimization Moderate	N/A	N/A	N/A
PL Portfolio Optimization Moderate-Aggressive	N/A	N/A	N/A
PL Portfolio Optimization Aggressive	N/A	N/A	N/A
PL Money Market	N/A	N/A	N/A
PL Small-Cap Growth[1]	$103,840	$72,845	$41,123
PL International Value[2]	67,597	79,937	44,252
PL Large-Cap Value[3]	26,313	22,925	62,985
PL Short Duration Bond[4]	5,317	2,632	3,015
PL Floating Rate Loan[5]	N/A	N/A	N/A
PL Growth LT	128,071	39,184	39,991
PL Mid-Cap Equity (formerly called PL Mid-Cap Value)	147,297	103,559	63,187
PL Large-Cap Growth	71,800	51,179	74,735
PL International Large-Cap	101,742	100,490	80,035
PL Small-Cap Value[6]	21,759	N/A	N/A
PL Main Street Core[7]	107,490	108,010	38,946
PL Emerging Markets[7]	119,452	88,759	78,649
PL Managed Bond	53,419	15,722	6,015
PL Inflation Managed	13,256	4,537	3,119
PL Comstock[8]	52,636	46,186	26,663
PL Mid-Cap Growth[9]	72,515	72,019	68,796
PL Real Estate	29,569	18,443	11,697

*	Increases/decreases in brokerage commissions from one year to the next are generally due to increased/decreased trading activity and/or an increase or decrease in fund assets.

[1]	Of which $120, $10,315, and $4,593 was paid to Lehman Brothers Inc., an affiliate of Neuberger Berman Inc. for the period from April 1, 2007 through June 30, 2007 and in fiscal years 2007 and 2006, respectively. $22,318 was paid from July 1, 2007 through March 31, 2008 to Fred Alger & Co., Inc, an affiliate of Fred Alger Management Inc. For the period from April 1, 2007 through June 30, 2007, 0.37% of the aggregate brokerage commissions were paid to, and 0.18% of the aggregate dollar amount of transactions involving the payment of commissions was effected through, Lehman Brothers Inc. For the period July 1, 2007 through March 31, 2008, 31.17% of the aggregate brokerage commissions were paid to, and 35.62% of the aggregate dollar amount of transactions involving payment of commissions was effected through, Fred Alger & Co., Inc. Neuberger Berman managed the Fund from October 1, 2005 through June 30, 2007. Another firm managed the Fund before that date, and effective July 1, 2007, Alger manages the Fund.

[2]	Of which $1,251 and $228 was paid to Sanford C. Bernstein, LTD, an affiliate of AllianceBernstein L.P. for the fiscal year 2008 and the period from May 1, 2006 through March 31, 2007, respectively. For the fiscal year 2008, 0.85% of the aggregate brokerage commissions were paid to, and 0.95% of the aggregate dollar amount of transactions involving the payment of commissions was effected through Sanford C. Bernstein, LTD. AllianceBernstein began managing the Fund on May 1, 2006. Another firm managed the Fund before that date.

[3]	Of which $3,563 was paid to Citigroup Global Markets Inc. in fiscal year 2006, an affiliate of Salomon Brothers Asset Management Inc. Salomon Brothers Asset Management Inc was sold to Legg Mason, Inc. as of 12/1/05. Any transactions with Citigroup Global Markets Inc. after 12/1/05 are not considered to be affiliated transactions.

[4]	Of which $34 was paid to Goldman, Sachs & Co., an affiliate of Goldman Sachs Asset Management, L.P. in fiscal year 2006.

[5]	The PL Floating Rate Loan Fund commenced operations on June 30, 2008.

[6]	The PL Small-Cap Value Fund commenced operations on June 29, 2007.

[7]	The PL Main Street Core and PL Emerging Markets Funds commenced operations on September 30, 2005.

[8]	Of which $432, $637, and $175 was paid to Morgan Stanley & Co., an affiliate of Van Kampen in fiscal years 2008, 2007 and 2006, respectively. For fiscal year 2008, 0.82% of the aggregate brokerage commissions were paid to, and 0.51% of the aggregate dollar amount of transactions involving the payment of commissions was effected through, Morgan Stanley & Co.

[9]	Of which $3,650 and $174 was paid to Morgan Stanley & Co., an affiliate of Van Kampen in fiscal years 2008 and 2006. For fiscal year 2008, 5.03% of the aggregate brokerage commissions were paid to, and 2.29% of the aggregate dollar amount of transactions involving the payment of commissions was effected through Morgan Stanley & Co.

     During the fiscal year ended March 31, 2008, the PL Small-Cap Value, PL International Value Fund, PL Large-Cap Value Fund, PL Short Duration Bond Fund, PL Growth LT Fund, PL Large-Cap Growth Fund, PL International Large-Cap Fund, PL Main Street Core Fund, PL Managed Bond Fund, PL Inflation Managed Fund and PL Comstock Fund acquired and sold securities of their regular1 broker-dealers and/or their regular broker-dealers’ parent company.

      As of March 31, 2008, each Fund listed below held securities of certain of its regular1 broker-dealers and/or their regular broker-dealers’ parent company:

Fund	Securities of Regular Broker-Dealers[2]	Value

PL Small-Cap Value	Jeffries Group, Inc.	$141,944
PL International Value	Deutsche Bank AG	1,830,884
	Credit Suisse Group	1,394,081
PL Large-Cap Value	Merrill Lynch & Co. Inc.	624,952
	JP Morgan Chase & Co.	1,851,145
	Lehman Brothers Holdings Inc.	569,870
PL Short Duration Bond	Morgan Stanley	250,963
PL Growth LT	JP Morgan Chase & Co.	990,556
PL Large-Cap Growth	The Goldman Sachs Group, Inc.	447,215
PL International Large-Cap	UBS AG	1,266,636
PL Main Street Core	Lehman Brothers Holdings Inc.	741,508
	Merrill Lynch & Co. Inc.	1,093,462
	JP Morgan Chase & Co.	1,644,555
	The Goldman Sachs Group, Inc.	691,330
PL Managed Bond	The Goldman Sachs Group, Inc.	2,322,158
	Merrill Lynch & Co. Inc.	1,337,433
PL Inflation Managed	The Goldman Sachs Group, Inc.	466,586
PL Comstock	Merrill Lynch & Co. Inc.	1,055,166

[1]	“Regular broker-dealers” means the top ten firms which the Manager uses, as determined by the Manager, to execute transactions for the Fund(s) it manages. For purposes of determining the top ten firms, transactions executed by Pacific Life Funds’ transitioning agent (in connection with manager transitions, reorganizations, asset allocation rebalancing, etc.), are excluded.

[2]	The list of securities is provided by the applicable Manager.

Portfolio Turnover

      For reporting purposes, each fund’s portfolio turnover rate is calculated by dividing the value of the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of portfolio securities owned by the fund during the fiscal year. In determining such portfolio turnover, long term U.S. government securities are included. Short-term U.S. government securities and all other securities whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the securities in the fund (other than short-term securities) were replaced once during the fiscal year. The portfolio turnover rate for each of the funds will vary from year to year, depending on market conditions and trading opportunities. Such changes do not necessarily reflect a change in long-term trading strategies of the Managers. Any changes in portfolio turnover rates which are less than 100% change from the prior year’s rates are not considered significant. The PL Managed Bond and PL Inflation Managed Funds generally have very high turnover rates due to the trading strategies of these funds, and changes of approximately 200% in the turnover rates for these funds are generally not considered significant. All funds may engage in active and frequent trading which could result in higher trading costs and reduce performance.

      In addition, many of the Funds are Underlying Funds of the Portfolio Optimization Funds, and changes to the target allocations of the Portfolio Optimization Funds may result in the transfer of assets from one underlying fund to another. These changes, as well as changes in managers and investment personnel and reorganizations of Underlying Funds, may result in the sale of portfolio securities, which may increase trading costs and the portfolio turnover for the affected Underlying Funds. The increase in the portfolio turnover rate for the PL Small-Cap Growth Fund for the past fiscal year is primarily due to the fact that the Manager was replaced for this Fund. As a result, this Fund experienced higher turnover when the Fund was transitioned to the new Manager. Significant changes in turnover rates may occur in certain Underlying Funds for reasons other than market conditions and trading opportunities.

Disclosure of Fund Holdings

      It is the policy of Pacific Life Funds and its service providers to protect the confidentiality of portfolio holdings and to limit the selective disclosure of non-public information about Pacific Life Funds’ portfolio holdings. Pacific Life Funds and each of its service providers must adhere to Pacific Life Funds’ policies and procedures on disclosure of portfolio holdings (Disclosure Policies). The Disclosure Policies are meant to protect the interests of Pacific Life Funds shareholders and to address potential conflicts of interests that could arise between the interest of Pacific Life Funds’ shareholders and the interests of Pacific Life Funds’ investment adviser, Pacific Select Distributors, Inc. (the Distributor), or affiliated persons of Pacific Life Funds, the investment adviser, or Distributor. To do so, the Disclosure Policies provide that no information concerning the portfolio holdings of Pacific Life Funds may be disclosed to any unaffiliated third party (other than those service providers who generally need access to such information in the performance of their contractual duties and responsibilities to Pacific Life Funds, who are all subject to duties of confidentiality, including a duty to not trade on non-public information, imposed by law/or contract) except as provided for in the Disclosure Policies. Unless required by law, for an unaffiliated third party to receive any non-public Pacific Life Funds holdings information, such party would be required to sign a written confidentiality agreement, which includes a duty not to trade on non-public information. As a general rule, no information concerning the portfolio holdings of Pacific Life Funds may be disclosed to any unaffiliated third party, except as provided in the Disclosure Policies. There are no specific individuals or categories of individuals who authorize release of a portfolio’s holdings to service providers.

      Pacific Life Funds, or its duly authorized service providers, may publicly disclose the holdings of all portfolios periodically on its website or in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC. Pacific Life Funds, or its duly authorized service providers, may disclose such publicly available portfolio holdings information to analysts, ratings agencies, or other parties the day after it has been posted to the website. Information that is filed with the SEC may be made available immediately after filing.

      Presently, Pacific Life Funds’ unaudited portfolio holdings information can be found on its website. Month-end portfolio holdings for portfolios are generally posted approximately three to five business days following month-end. There may be an additional delay for certain portfolios, as indicated on the website. Holdings information will remain available on the website until the next period’s information is posted. This information can be found at www.PacificLife.com or in Pacific Life Funds’ Prospectus under “Additional Pacific Life Funds Information.” Presently, the month-end portfolio holdings information posted on the website is sent electronically to certain analytical firms the day after it is posted.

      Prior to public disclosure of portfolio holdings, the portfolio holdings are provided or otherwise available to service providers of Pacific Life Funds, which currently are the custodian, fund accountants, pricing service, execution analyzing service, investment adviser, and portfolio managers, in connection with the provision of services to Pacific Life Funds. Each of these service providers (i) has entered into an agreement with Pacific Life Funds to maintain Pacific Life Funds information as confidential (which would include portfolio holdings information); (ii) must adhere to Pacific Life Funds’ Disclosure Policies; and (iii) has legal obligations to maintain Pacific Life Funds information as confidential as well as to not trade on non-public information. Nonetheless, Pacific Life Funds is in the process of confirming that its agreements with each service provider specifically provides for an affirmative obligation that the service provider, its agents (which would include service providers of Pacific Life Funds’ service providers), and its employees will not trade on Pacific Life Funds’ non-public holdings information. Pacific Life Funds will take steps to amend such agreements as necessary. Pacific Life Funds’ holdings are also disclosed to Pacific Life Funds’ legal counsel and independent registered public accountants, as well as Independent Trustees’ legal counsel, each of which has an ethical and/or legal obligation to keep the holdings confidential, as well as to not trade on such non-public information.

      If Pacific Life Funds, or its duly authorized service providers, seeks to disclose portfolio holdings to analysts, rating agencies, or other parties (i.e., service providers of Pacific Life Funds’ service providers) prior to the time such information is made public, such disclosure would be conditioned on the recipient agreeing in writing to treat such portfolio holdings as confidential.

      Pacific Life Funds currently relies on the contractual and/ or legal/ ethical obligations of Pacific Life Funds’ service providers to maintain confidentiality of portfolio holdings information, and currently does not independently monitor the use of such information by service providers. To the extent Pacific Life Funds relies upon legal and/or ethical obligations to maintain confidentiality, including the duty to not trade on non-public information, as opposed to a contractual obligation, there is a risk that such obligations may be more difficult to enforce and the parties subject to such obligations may interpret them differently. Pacific Life Funds is seeking to initiate a process whereby Pacific Life Funds’ service providers in possession of non-public portfolio holdings information regarding Pacific Life Funds may be asked to provide written confirmation as to compliance with the Pacific Life Funds’ portfolio holdings confidentiality policy. There is no assurance that such process will be fully implemented or that such system will be effective if implemented.

      No compensation is received by Pacific Life Funds, PLFA or Pacific Life in connection with the disclosure of portfolio holdings information.

      Notwithstanding anything in the Disclosure Policies to the contrary, the Pacific Life Funds’ Board of Trustees or its Chief Compliance Officer (CCO) may, on a case-by-case basis, authorize disclosure of the Pacific Life Funds’ portfolio securities, provided that, in their judgment, such disclosure is not inconsistent with the best interests of shareholders and, unless otherwise required by law, subject to the confidentiality requirements set forth in the Disclosure Policies. Each may also impose additional restrictions on the dissemination of portfolio information beyond those found in the Disclosure Policies.

      Pacific Life Funds’ CCO receives reports of violations of the Disclosure Policies by Pacific Life Funds and PLFA. If such a report is received, and if the CCO, in the exercise of his or her duties, deems that such violation constitutes a “material compliance matter” within the meaning of Rule 38a-1 under the 1940 Act, he or she will report it to Pacific Life Funds’ Board of Trustees, as required by Rule 38a-1.

NET ASSET VALUE

      Shares of each Fund are sold at their respective net asset values computed after receipt of a purchase order. NAV of a share is determined by dividing the value of a Fund’s net assets by the number of its shares outstanding. That determination is made once each business day, on each day the New York Stock Exchange (NYSE) is open for trading, including when foreign markets are closed, Monday through Friday, exclusive of federal holidays, as of the time of the close of the NYSE, which is usually 4:00 p.m. Eastern time, although it occasionally closes earlier. NAV will not be determined on days when the NYSE is closed for trading.

      To calculate a Fund’s NAV, a Fund’s assets are valued and totaled and liabilities are subtracted. The balance, called net assets, is divided by the number of shares outstanding. In general, the value of assets is based on actual or estimated market value of all the securities and other instruments (together holdings), with special provisions for assets not having readily available market quotations and short-term debt holdings.

      The PL Money Market Fund’s holdings are valued using the amortized cost method of valuation. The amortized cost method of valuation involves valuing a holding at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. During such periods the yield to investors in the Fund may differ somewhat from that obtained in a similar investment company which uses available market quotations to value all of its portfolio holdings.

      The SEC’s regulations require the PL Money Market Fund to adhere to certain conditions. The Fund is required to (i) maintain a dollar-weighted average portfolio maturity of 90 days or less; (ii) limit its investments to instruments having remaining maturities of 397 calendar days or less; and (iii) invest only in holdings that meet specified quality and credit criteria.

      Shares of the Underlying Funds held by the Portfolio Optimization Funds are valued at their respective NAVs at the time of computation. Other holdings and assets are valued as described below.

      Equity holdings for which market quotations are readily available are valued from a pricing vendor approved by Pacific Life Funds’ Board. Pricing vendors generally provide prices based on the last reported sales price, or official closing price provided by an exchange (e.g., NASDAQ Official Closing Prices). If no price is provided by the vendor, valuation is based on the mean between representative bid and asked quotations obtained from a quotation and valuation reporting system or from established market makers or broker dealers.

      Debt holdings, including those to be purchased under firm commitment agreements (other than obligations having a maturity of sixty days or less at their date of acquisition), are normally valued on the basis of quotes obtained from brokers and dealers or pricing services, which take into account appropriate factors such as institutional-size trading in similar groups of holdings, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Debt obligations having a maturity of sixty days or less are generally valued at amortized cost unless the amortized cost value does not approximate market value. Certain debt holdings for which daily market quotations are not readily available may be valued, pursuant to procedures adopted by and/or methodologies approved by the Board of Trustees in accordance with the provisions of the 1940 Act, with reference to debt holdings whose prices are more readily obtainable and whose durations are comparable to the securities being valued.

      When a Fund writes a put or call option, the amount of the premium is included in the Fund’s assets and an equal amount is included in its liabilities. The liability is adjusted to be current market value of the option. The premium paid for an option purchased by the Fund is recorded as an asset and subsequently adjusted to market value. The values of futures contracts are based on market prices.

      Foreign holding valuations are generally determined based upon prices obtained from an approved pricing vendor. The vendors generally obtain the price on the foreign exchange as of its close of business, or last available price in the OTC market, immediately preceding the time of valuation. Holdings denominated in foreign currency are converted to U.S. dollars at prevailing market rates obtained by the custodian.

      Trading in holdings on exchanges and OTC markets in European and Pacific Basin countries is normally completed well before 4:00 p.m., Eastern time. In addition, European and Pacific Basin securities trading may not take place on all days that the NYSE is open. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not days that the NYSE is open and on which the Fund’s NAV is not calculated. Shareholders are not able to redeem their shares on such days. Although the NAV is not calculated on those days, the value of a Fund’s holdings may change. Quotations of foreign holdings in foreign currencies are converted to U.S. dollar equivalents using a foreign exchange quotation from an approved source prior to calculating the NAV. The calculation of the NAV of any fund which invests in foreign holdings which are principally traded in a foreign market may not take place contemporaneously with the determination of the prices of portfolio securities of foreign issuers used in such calculation. Further, under the Pacific Life Funds’ procedures, the prices of foreign holdings are determined using information derived from pricing services and other sources every day that Pacific Life Funds values its shares. Prices derived under these procedures will be used in determining NAV.

      If events occur between the time of the determination of the closing price of a foreign holding on an exchange or OTC market and the time a Fund’s NAV is determined, or if under the Pacific Life Funds’ procedures the closing price of a foreign holding is not deemed to be reliable, and there could be a material effect on a Fund’s NAV, the holding would be valued at fair value as determined in accordance with procedures adopted by and/or methodologies approved by Pacific Life Funds’ Board of Trustees. In determining the fair value of holdings, Pacific Life Funds may consider available information including information that becomes known after the time of the close of the NYSE, and the values that are determined will be deemed to be the price as of the time of the close of the NYSE. Pacific Life Funds has retained a statistical research service to assist in determining the fair value of foreign holdings. This service utilizes statistics and programs based on historical performance of markets and other economic data, and fair values determined with the assistance of the service will be based on the data utilized by the service. These fair values may not accurately reflect the price that a Fund could obtain for a foreign holding if it were to dispose of the holding as of the close of the NYSE.

      Information that becomes known to Pacific Life Funds or its agents after the NAV has been calculated on a particular day (which may be after 4:00 p.m. Eastern time) will not normally be used to retroactively adjust the price of a holding or the NAV determined earlier that day or on a prior day.

      In other cases, holdings are valued at their fair value as determined in good faith by the Board of Trustees of Pacific Life Funds, or under procedures adopted by and/or methodologies approved by the Board, although the actual calculation may be made by persons acting under the direction of the Board.

DISTRIBUTION OF FUND SHARES

Distributor and Multi-Class Plan

      Pacific Select Distributors, Inc., a wholly-owned subsidiary of Pacific Life, serves as the principal underwriter of the continuous offering of each class of the Pacific Life Funds’ shares pursuant to a Distribution Agreement (Distribution Agreement) with Pacific Life Funds, which is subject to annual approval by Pacific Life Funds’ Board of Trustees. The Distributor, located at 700 Newport Center Drive, P.O. Box 9000, Newport Beach, California 92660, is a broker-dealer registered with the SEC. The Distribution Agreement is terminable with respect to a Fund or class without penalty, at any time, by the Fund or class by not more than 60 days’ nor less than 30 days’ written notice to the Distributor, or by the Distributor upon not more than 60 days’ nor less than 30 days’ written notice to Pacific Life Funds. The Distributor is not obligated to sell any specific amount of Pacific Life Funds’ shares. The Distributor bears all expenses of providing services pursuant to the Distribution Agreement including the costs of sales presentations, mailings, advertisings, and any other marketing efforts by the Distributor in connection with the distribution or sale of the shares, and receives a distribution and/or servicing fee with respect to each share class.

      The Distribution Agreement will continue in effect with respect to each Fund and each class of shares thereof for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Trustees who are not interested persons of Pacific Life Funds (as defined in the 1940 Act) and who have no direct or indirect financial interest in the Distribution Agreement or the Distribution and/or Service Plans described below; and (ii) by the vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose. If the Distribution Agreement is terminated (or not renewed) with respect to a Fund or one or more of the classes thereof, it may continue in effect with respect to any class of any Fund as to which it has not been terminated (or has been renewed).

      The Portfolio Optimization Funds currently offer Class A, B, C and R shares. Each Fund, except the Portfolio Optimization Funds, currently offers Class A shares only.

      The underlying funds, with the exception of the PL Money Market Fund, are closed to new investors. Investors who own shares of a particular underlying fund may continue to purchase additional shares of that fund. Investors who do not already own shares of a particular underlying fund are not permitted to acquire shares of that fund by purchase or exchange. The Portfolio Optimization Funds and the PL Money Market Fund will remain open to both existing and new investors for purchase or exchange.

      Class A, Class B, Class C and Class R shares of the applicable Funds are offered through firms which are members of FINRA, and which have selling or dealer agreements with the Distributor (each, a “selling group member”).

      Pacific Life Funds has adopted a Multi-Class Plan (Multi-Class Plan) pursuant to Rule 18f-3 under the 1940 Act. Under the Multi-Class Plan, shares of each class of each Fund represent an equal pro rata interest in such Fund and, generally, have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (i) each class has a different designation; (ii) each class bears any class-specific expenses allocated to it; and (iii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution or service arrangements, and each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class.

      Each class of shares bears specific expenses allocated to such class, such as expenses related to the distribution and/or shareholder servicing of such class. In addition, each class may, at the Trustees’ discretion, also pay a different share of other expenses, not including advisory or custodial fees or other expenses related to the management of each Fund’s assets, if these expenses are actually incurred in a different amount by that class, or if the class receives services of a different kind or to a different degree than the other classes. All other expenses are allocated to each class on the basis of the net asset value of that class in relation to the net asset value of the particular Fund. In addition, each class may have a differing sales charge structure, and differing exchange and conversion features.

Initial Sales Charge and Contingent Deferred Sales Charge

      As described in the Prospectus, Class A shares of each Fund (except with respect to the PL Floating Rate Loan, PL Small-Cap Value, PL Main Street Core and PL Emerging Markets Funds, which are only available for investment by the Portfolio Optimization Funds, and the PL Money Market Fund) are sold pursuant to an initial sales charge, which declines as the amount of purchase reaches certain defined levels. A contingent deferred sales charge (CDSC) is imposed upon certain redemptions of the Class A, Class B and Class C shares.

	Maximum Sales Charge (Load)

		Front-end	Amount Reallowed
	Investment	Charge	to Dealers[1]
Class A
	Under $50,000	5.50%	4.75%
	$50,000 to under $100,000	4.75%	4.00%
	$100,000 to under $250,000	3.75%	3.00%
	$250,000 to under $500,000	3.00%	2.50%
	$500,000 to under $1,000,000	2.10%	1.60%
	$1,000,000 and over[2]	0.00%	0.00%[3]

[1]	The Distributor will also pay selling group members an annual servicing fee (trail commission) of 0.25% of the amount of Class A assets, (0.35% of the amount of Class A assets purchased prior to January 1, 2007), out of its own assets. The Distributor receives a service fee from the fund of 0.25% of Class A assets pursuant to the Class A Service Plan, which helps the Distributor recoup a portion of its service expenses over time. Until December 31, 2006, the Distributor received from the fund a distribution fee of 0.25% and a service fee of 0.25% pursuant to the prior Class A Distribution and Service Plan (12b-1 Plan), which helped the Distributor recoup a portion of its distribution and service expenses over time.

[2]	For purchases in which the account value totals $1 million or more, there is a CDSC of 1% (on the shares for which a front-end sales charge was not paid) if sold (redeemed) within 1 year of purchase.

[3]	The Distributor will pay selling group members a sales commission out of its own assets of 1% of the amount invested (except with respect to the PL Money Market Fund).

		Contingent Deferred Sales
		Charge (Load) (CDSC)

			CDSC on Shares
	Maximum Sales Charge (Load)	Years After Purchase:	Being Sold:
Class B
	No initial sales charge (load) [1]	1st	5.00%
		2nd	4.00%
		3rd	4.00%
		4th	3.00%
		5th	2.00%
		6th	2.00%
		7th	1.00%
		8th year and after	0.00%

[1]	The Distributor will pay selling group members a sales commission out of its own assets of 4% of the amount invested. The Distributor will also pay selling group members a servicing fee (trail commission) out of its own assets of 0.25% of the Class B assets. The Distributor receives a distribution fee of 0.75% and a service fee of 0.25% of Class B assets from the fund pursuant to the Class B Distribution and Service Plan (12b-1 Plan), which helps the Distributor recoup a portion of its distribution and service expenses over time.

		Contingent Deferred Sales
		Charge (Load) (CDSC)

			CDSC on Shares
	Maximum Sales Charge (Load)	Years After Purchase:	Being Sold:
Class C
	No initial sales charge (load) [1]	1st	1.00%

[1]	The Distributor will pay selling group members a sales commission out of its own assets of 1% of the amount invested. The Distributor will also pay selling group members a servicing fee (trail commission) out of its own assets of 1.0% of the Class C assets. The Distributor receives a distribution fee of 0.75% and a service fee of 0.25% of Class C assets from the fund pursuant to the Class C Distribution and Service Plan (12b-1 Plan), which helps the Distributor recoup a portion of its distribution and service expenses over time.

Contingent Deferred Sales
	Maximum Sales Charge (Load)	Charge (Load) (CDSC)
Class R
	No initial sales charge (load) [1]	None

[1]	There is no front-end commission. The Distributor will pay selling group members a sales commission and servicing fee in an annual trail commission of 0.50% of the amount invested, out of its own assets. The Distributor receives a distribution fee of 0.25% and a service fee of 0.25% of Class R assets from the fund pursuant to the Class R Distribution and Service Plan (12b-1 Plan), which helps the Distributor recoup a portion of its distribution and service expenses over time.

     Each Fund receives the entire net asset value of all its shares sold. The Distributor retains the applicable sales charge on sales of Class A shares from which it allows discounts from the applicable public offering price to dealers, which discounts are uniform for all dealers in the United States and its territories. The normal discount allowed to dealers is set forth in the above tables. Upon notice to all dealers with whom it has sales agreements, the Distributor may reallow to dealers up to the full applicable sales charge, as shown in the above table, or may establish other sales programs during periods and for transactions specified in such notice and such reallowances may be based upon attainment of minimum sales levels.

      In certain cases described in the Prospectus, the CDSC is waived on redemptions of Class A, Class B or Class C shares for certain classes of individuals or entities on account of (i) the fact that the Fund’s sales-related expenses are lower for certain of such classes than for classes for which the CDSC is not waived, (ii) waiver of the CDSC with respect to certain of such classes is consistent with certain policies under the Code concerning the favored tax treatment of accumulations, or (iii) with respect to certain of such classes, considerations of fairness, and competitive and administrative factors.

      For the fiscal year ended March 31, 2008, the Distributor received sales charges in the aggregate of $10,554,734, of which the Distributor retained $1,405,204.

      For the fiscal year ended March 31, 2008, the Distributor received the following amounts in sales charges1 in connection with the sale of shares:

	Class A	Class A	Class B	Class C3	Class C3	Class C
	Sales Charges	Sales Charges	Deferred	Sales Charges	Sales Charges	Deferred
	Before Dealer	After Dealer	Sales	Before Dealer	After Dealer	Sales
Fund[2]	Re-Allowance	Re-Allowance	Charges	Re-Allowance	Re-Allowance	Charges

PL Portfolio Optimization Conservative	$329,767	$52,618	$15,897	—	—	$29,115
PL Portfolio Optimization Moderate- Conservative	764,654	123,364	64,642	—	—	77,749
PL Portfolio Optimization Moderate	3,062,276	482,166	175,174	—	—	236,515
PL Portfolio Optimization Moderate- Aggressive	3,762,533	581,366	216,039	—	—	259,366
PL Portfolio Optimization Aggressive	1,823,140	274,115	114,173	—	—	141,115
PL Small-Cap Growth	2,567	468	1,487	—	—	1,783
PL International Value	5,777	957	1,544	—	—	1,710
PL Large-Cap Value	6,065	1,016	1,196	—	—	1,304
PL Short Duration Bond	196	27	124	—	—	2,677
PL Growth LT	2,458	350	562	—	—	685
PL Mid-Cap Equity[4]	1,069	152	705	—	—	952
PL Large-Cap Growth	2,537	392	930	—	—	1,050
PL International Large-Cap	4,750	684	999	—	—	1,425
PL Managed Bond	5,512	804	3,239	—	—	3,653
PL Inflation Managed	2,140	326	4,011	—	—	4,175
PL Comstock	4,554	659	1,624	—	—	1,736
PL Mid-Cap Growth	5,999	893	1,228	—	—	1,714
PL Real Estate	1,808	262	510	—	—	641

[1]	Class R shares are available without a sales charge.

[2]	Because the PL Floating Rate Loan, PL Small-Cap Value, PL Main Street Core and PL Emerging Markets Funds are only available for investment by the Portfolio Optimization Funds without imposition of a sales charge and because the PL Money Market shares are purchased at NAV without a sales charge, no information is presented for these Funds.

[3]	No sales charges were incurred for Class C shares during the period.

[4]	The PL Mid-Cap Equity Fund was formerly called PL Mid-Cap Value Fund.

Distribution and/or Servicing Plans for Class A, Class B, Class C, and Class R Shares

      Class A, Class B, Class C, and Class R shares (collectively the Shares) of the applicable Funds are continuously offered through selling group members that are members of FINRA that have selling agreements with the Distributor.

      Pursuant to separate Distribution and Service Plans for each share class (other than Class A shares) and the Service Plan for Class A shares (together the “Plans”), in connection with the distribution of Shares of Pacific Life Funds and in connection with services rendered to the shareholders of Pacific Life Funds and the maintenance of shareholder accounts, the Distributor receives certain distribution and/or servicing fees from the Funds. Subject to the percentage limitations on these distribution and servicing fees set forth below, the distribution and servicing fees may be paid with respect to services rendered and expenses borne in the past with respect to the Shares as to which no distribution and servicing fees were paid on account of such limitations. The Distributor pays (i) all or a portion of the distribution fees it receives from the Funds to selling group members, and (ii) all or a portion of the servicing fees it receives from the Funds to selling group members, certain banks and other financial intermediaries, in both cases subject to compensation schedules which may be based on the amount of Shares held by customers of such brokers, banks or other financial intermediaries. In addition, the Distributor may, at its own expense, pay concessions in addition to the payment of distribution and servicing fees out of its own assets to brokers that satisfy certain criteria established from time to time by the Distributor.

      The Distributor makes distribution and servicing payments to selling group members and servicing payments to selling group members, certain banks and other financial intermediaries in connection with the sale of Shares. In the case of Class A shares, these parties are also compensated based on the amount of the front-end sales charge reallowed by the Distributor, except in cases where Class A shares are sold without a front-end sales charge (although the Distributor may pay brokers additional compensation in connection with sales of Class A shares without a sales charge). In the case of Class B and Class C shares, selling group members and other financial intermediaries are compensated by an advance of a sales commission by the Distributor. In the case of Class R shares, the Distributor will pay dealers an annual trail commission of 0.50% of the amount invested. Pursuant to the Distribution Agreement with Pacific Life Funds, with respect to each Fund’s Shares, the Distributor bears various other promotional and sales related expenses, including the cost of printing and mailing prospectuses to persons other than current shareholders.

      The Plans (other than the Service Plan for Class A shares) were adopted pursuant to Rule 12b-l under the 1940 Act. The Plans are of the type known as “compensation” plans. This means that, although the Trustees of Pacific Life Funds are expected to take into account the expenses of the Distributor in their periodic review of the Plans, the fees are payable to compensate the Distributor for services rendered even if the amount paid exceeds the Distributor’s expenses.

      The distribution fees applicable to the Shares may be spent by the Distributor on any activities or expenses primarily intended to result in the sale of Shares, including compensation to, and expenses (including overhead and telephone expenses) of, financial consultants or other employees of the Distributor or of selling group members who engage in distribution of Shares, printing of prospectuses and reports other than for existing shareholders, advertising, and preparation, printing and distribution of sales literature. The servicing fee, applicable to the Shares of the Fund, may be spent by the Distributor on personal services rendered to shareholders of the Fund and the maintenance of shareholder accounts, including, but not limited to, compensation to, and expenses (including telephone and overhead expenses) of, the Distributor, selling group members, financial consultants or other employees of selling group members, certain banks and other financial intermediaries or service providers who aid in the processing of purchase or redemption requests or the processing of dividend payments, who provide information periodically to shareholders showing their positions in a Fund’s shares (including through the maintenance of websites through which shareholders can obtain information about Pacific Life Funds and their accounts), who forward communications from Pacific Life Funds to shareholders, who render ongoing advice concerning the suitability of particular investment opportunities offered by Pacific Life Funds in light of the shareholders’ needs, who respond to inquiries from shareholders relating to such services, who train personnel in the provision of such services, or who provide other services to shareholders. Distribution and servicing fees may also be spent on interest relating to unreimbursed distribution or servicing expenses from prior years.

      Many of the Distributor’s sales and servicing efforts involve Pacific Life Funds as a whole, so that fees paid by the Shares of any Fund may indirectly support sales and servicing efforts relating to other Funds’ shares. In reporting its expenses to the Trustees, the Distributor itemizes expenses that relate to the distribution and/or servicing of the Funds’ shares, and allocates other expenses to each Fund based on its relative net assets. Expenses allocated to a Fund are further allocated among its classes of shares annually based on the relative sales of each class, except for any expenses that relate only to the sale or servicing of a single class. The Distributor may make payments to brokers (and with respect to servicing fees only, to certain banks and other financial intermediaries) of up to the following percentages annually of the average daily net assets attributable to shares in the accounts of their customers or clients:

	Servicing	Distribution
	Fee	Fee

Class A1	0.25%	0.00%
Class B	0.25%	0.75%
Class C	0.25%	0.75%
Class R	0.25%	0.25%

[1]	Class A shares have a 0.25% non 12b-1 service fee with no distribution fee.

     In addition, the Distributor may from time to time pay additional cash bonuses or other fees or incentives to selected selling group members in connection with the sale or servicing of any class of shares of the Funds. On some occasions, such bonuses, fees or incentives may be conditioned upon the sale of a specified minimum dollar amount of the shares of a Fund and/or all of the Funds together or a particular class of shares, during a specific period of time. Pacific Life Funds, PLFA or it affiliates (including the Distributor) may also pay selling group members and other intermediaries for transfer agency and other services.

      Because each class of shares of the Portfolio Optimization Funds is invested in Class A shares of the Underlying Funds, the annual servicing fee for each Class of shares of the Portfolio Optimization Funds is reduced in order to avoid duplication of the fee.

      If in any year the Distributor’s expenses incurred in connection with the distribution of the Shares and in connection with the servicing of shareholders and the maintenance of shareholder accounts, exceed the distribution and servicing fees paid by the Funds, the Distributor would recover such excess only if the Plan with respect to such class of shares continues to be in effect in some later year when the distribution and servicing fees exceed the Distributor’s expenses. Pacific Life Funds is not obligated to repay any unreimbursed expenses that may exist at such time, if any, as the relevant Plan terminates.

      Each Plan may be terminated with respect to any Fund to which the Plan relates by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities of the relevant class of that Fund. Any change in any Plan that would materially increase the cost to the class of shares of any Fund to which the Plan relates requires approval by the affected class of shareholders of that Fund. The Distributor is required to submit to the Trustees quarterly written reports of such costs and the purposes for which such costs have been incurred. Each Plan may be amended by vote of the Disinterested Trustees cast in person at a meeting called for the purpose. As long as the Plans are in effect, selection and nomination of those Trustees who are not interested persons of Pacific Life Funds shall be committed to the discretion of such Disinterested Trustees.

      The Plans will continue in effect with respect to each Fund and each class of shares thereof for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Disinterested Trustees and (ii) by the vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose.

      If a Plan is terminated (or not renewed) with respect to one or more Funds or classes of shares, it may continue in effect with respect to any class of any Fund as to which it has not been terminated (or has been renewed).

      For the fiscal year ended March 31, 2008, the Fund paid the Distributor $3,072,699 pursuant to the Class A Service Plan.

	For the fiscal year ended 3/31/08

Fund[1]	Class B	Class C	Class R

PL Portfolio Optimization Conservative
(i) allocation of administrative and overhead expenses	—	—	$915
(ii) printing and mailing of sales material to prospective shareholders	—	$30,834	$579
(iii) compensation to broker-dealers	$24,760	$103,988	—
(iv) printing and mailing of prospectuses to other than current shareholders	—	—	—
PL Portfolio Optimization Moderate-Conservative
(i) allocation of administrative and overhead expenses	—	—	$2,546
(ii) printing and mailing of sales material to prospective shareholders	—	$71,797	$1,611
(iii) compensation to broker-dealers	$102,394	$242,140	—
(iv) printing and mailing of prospectuses to other than current shareholders	—	—	—
PL Portfolio Optimization Moderate
(i) allocation of administrative and overhead expenses	—	—	$7,919
(ii) printing and mailing of sales material to prospective shareholders	—	$284,973	$5,010
(iii) compensation to broker-dealers	$395,837	$961,082	—
(iv) printing and mailing of prospectuses to other than current shareholders	—	—	—
PL Portfolio Optimization Moderate-Aggressive
(i) allocation of administrative and overhead expenses	—	—	$2,964
(ii) printing and mailing of sales material to prospective shareholders	—	$298,321	$1,876
(iii) compensation to broker-dealers	$498,105	$1,006,098	—
(iv) printing and mailing of prospectuses to other than current shareholders	—	—	—
PL Portfolio Optimization Aggressive
(i) allocation of administrative and overhead expenses	—	—	$1,217
(ii) printing and mailing of sales material to prospective shareholders	—	$123,075	$770
(iii) compensation to broker-dealers	$219,610	$415,077	—
(iv) printing and mailing of prospectuses to other than current shareholders	—	—	—

[1]	Since all share classes of the Portfolio Optimization Funds invest in Class A shares of the underlying funds, the applicable 12b-1 distribution and/or service fee for the Portfolio Optimization Funds was reduced to avoid duplication of fees. A pro rata portion of the distribution and servicing fee revenues from the underlying funds was used to compensate the Distributor for its distribution and servicing expenses associated with the Portfolio Optimization Funds.

     The Trustees believe that the Plans will provide benefits to Pacific Life Funds. The Trustees believe that the Plans will result in greater sales and/or fewer redemptions of Fund shares, although it is impossible to know for certain the level of sales and redemptions of Fund shares that would occur in the absence of the Plans or under alternative distribution and servicing schemes. Although Pacific Life Funds’ expenses are essentially fixed, the Trustees believe that the effect of the Plans on sales and/or redemptions may benefit the Funds by reducing Fund expense ratios and/or by affording greater flexibility to Managers. From time to time, expenses of the Distributor incurred in connection with the sale of any class of shares of the Funds, and in connection with the servicing of shareholders of the Funds and the maintenance of shareholder accounts, may exceed the distribution and servicing fees collected by the Distributor. The Trustees consider such unreimbursed amounts, among other factors, in determining whether to cause the Funds to continue payments of distribution and servicing fees in the future with respect to each class of shares.

      Independent financial intermediaries unaffiliated with PLFA and Pacific Life may perform shareholder servicing functions with respect to certain of their clients whose assets may be invested in the Funds. These services, normally provided by Pacific Life or the Funds’ transfer agent and/or sub-administrator (Service Providers) directly to Fund shareholders, may include the provision of ongoing information concerning the Funds and their investment performance, responding to shareholder inquiries, assisting with purchases, redemptions and exchanges of Fund shares, establishing and maintaining shareholder accounts, and other services. Pacific Life may pay fees to such entities for the provision of these services, which Pacific Life or the Funds’ Service Providers normally would perform, out of their own resources.

Distribution and Servicing Arrangements

      The following is additional information relating to revenue sharing payments discussed in the “Distribution and Servicing Arrangements” section of the Prospectus.

      As of March 31, 2008, the following firms have arrangements in effect with the Distributor pursuant to which the firm is entitled to receive a revenue sharing payment: AIG Financial Advisors, Inc., American General Securities, Inc., Advantage Capital Corporation, FSC Securities Corporation, Royal Alliance Associates, Inc., BancWest Investment Services, Inc., CCO Investment Services Corp., Compass Brokerage Inc., Essex National Securities, Inc., FFP Securities, Inc., First Allied Securities, Inc., Financial Network Investment Corp., Multi-Financial Securities Corp., ING Financial Partners, Inc., PrimeVest Financial Services, Inc., Linsco/Private Ledger Corp., NEXT Financial Group, Inc., National Planning Corporation, SII Investments, Inc., Invest Financial Corporation, Investment Centers of America, Inc., United Planners’ Financial Services of America, Raymond James Financial Services, Inc., Raymond James & Associates, Inc., Securities America, Stifel Nicolaus & Company, Triad Advisors, Inc., UBS Financial Services, Inc., US Bancorp Investments, Inc., Wachovia Securities LLC, Wachovia Securities Financial Network LLC, Woodbury Financial Services, Inc., AMCORE Investments Inc., Investment Professionals Inc., and Key Investment Services LLC.

      As of March 31, 2008, the following firms, which in some cases are broker-dealers, have arrangements in effect with the Distributor and its affiliates to receive payments for administrative and shareholder services provided to certain employer-sponsored retirement, savings or benefit plans: Wachovia Bank, Mid Atlantic Capital Corporation, Standard Retirement Services, Inc., MSCS Financial Services, LLC, Newport Retirement Services, Inc., Fiserv Trust Company, ExpertPlan, Inc., Dyatech, LLC, Digital Retirement Solutions, Inc., Dailyaccess Corporation, CPI Qualified Plan Consultants, Inc., Charles Schwab Trust Company, Inc., Ascensus, Inc., AST Capital Trust Company of Delaware, Alerus Financial, N.A., Trusource, a division of Union Bank of California, N.A., Wilmington Trust Company, GWFS Equities, Inc., Plan Administrators, Inc., and the Retirement Plan Company.

      In addition to the revenue sharing payments discussed in the prospectus and above, the Distributor or an affiliate may pay expense allowances and reimbursements, and training allowances. Such payments may offset the selling group member’s expenses in connection with activities that it would be required to perform in any event, such as educating personnel and maintaining records. The Distributor may also make payments to certain firms that sell shares of the funds in connection with client maintenance support, statement preparation and transaction processing. The types of payments the Distributor may make include, among others, payment of ticket charges per purchase or exchange order placed by a financial intermediary, payment of networking fees in connection with certain mutual fund trading systems, or payments for ancillary services such as setting up funds on a firm’s mutual fund trading system. Registered representatives may also receive non-cash compensation such as expense-paid educational or training seminars involving travel within and outside the U.S. or promotional merchandise.

      The Distributor or its affiliates may provide financial assistance to firms that enable Distributor to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client entertainment, client and investor events, and other firm-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with client prospecting, retention and due diligence trips. Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as the FINRA. Distributor may make payments for entertainment events they deem appropriate, subject to the Distributor’s guidelines and applicable law. These payments may vary depending upon the nature of the event or the relationship.

      The Distributor and its affiliates may have other relationships with firms relating to the provisions of services to the funds, such as providing omnibus account services, transaction services, or effecting portfolio transactions for funds. If a firm provides these services, the investment adviser or the funds may compensate the firm for these services. In addition, a firm may have other compensated of uncompensated relationships with the investment adviser or its affiliates that are not related to the funds.

      Portfolio managers may from time to time bear all or a portion of the expenses of conferences or meetings sponsored by PLFA, Pacific Life or the Distributor that are attended by, among others, registered representatives of the Distributor, who would receive information and/or training regarding the Fund’s portfolios and their management by the Managers. Other persons may also attend all or a portion of any such conferences or meetings, including directors, officers and employees of PLFA, Pacific Life or the Distributor, officers and trustees of Pacific Life Funds, and spouses/guests of the foregoing. Pacific Life Funds’ Board of Trustees may hold meetings concurrently with such a conference or meeting. Pacific Life Funds pays for the expenses of the meetings of its Board of Trustees, including the pro rata share of expenses for attendance by the Trustees at the concurrent conferences or meetings sponsored by PLFA, Pacific Life or the Distributor. Additional expenses and promotional items may be paid for by PLFA, Pacific Life and/or Fund Managers.

Purchases, Redemptions and Exchanges

      Purchases, exchanges, and redemptions of Class A, Class B, Class C and Class R shares are discussed in the Pacific Life Funds’ Prospectus and that information is incorporated herein by reference.

      The Fund adopted a policy with respect to limitations on exchanges which is discussed in the Pacific Life Funds’ Prospectus.

      Shares of any Fund may be redeemed on any business day upon receipt of a request for redemption. Redemptions are effected at the per share net asset value next determined after receipt of the redemption request. Redemption proceeds will ordinarily be paid within three days following receipt of instructions in proper form, or sooner, if required by law. However, Pacific Life Funds has the right to take up to seven days to pay redemption proceeds. The Fund may suspend the right of redemption of shares of any Fund and may postpone payment for more than seven days for any period: (i) during which the NYSE is closed other than customary weekend and holiday closings or during which trading on the NYSE is restricted; (ii) when the SEC determines that a state of emergency exists which may make payment or transfer not reasonably practicable; (iii) as the SEC may by order permit for the protection of the security holders of the Fund; or (iv) at any other time when the Fund may, under applicable laws and regulations, suspend payment on the redemption of its shares. If the Board of Trustees should determine that it would be detrimental to the best interests of the remaining shareholders of a Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from a Fund, in lieu of cash, in conformity with applicable rules of the SEC. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash.

      Certain managed account clients of PLFA or its affiliates may purchase shares of the Fund. To avoid the imposition of duplicative fees, PLFA may be required to make adjustments in the management fees charged separately by PLFA to these clients to offset the generally higher level of management fees and expenses resulting from a client’s investment in the Fund.

      As described in the Prospectus, a shareholder may exchange shares of a Fund for shares of the same class of any other available Pacific Life Funds without paying any additional sales charge, except for the PL Floating Rate Loan Fund, PL Small-Cap Value Fund, PL Money Market Fund, PL Main Street Core Fund, and PL Emerging Markets Fund, which are only available for investment by the Portfolio Optimization Funds. The original purchase date(s) of shares exchanged for purposes of calculating any contingent deferred sales charge will carry over to the investment in the new Fund. For example, if a shareholder invests in the Class C shares of an available Fund and 6 months later (when the contingent deferred sales charge upon redemption would normally be 1%) exchanges his shares for Class C shares of another available Fund, the investment in the other Fund would be subject to the 1% contingent deferred sales charge until one year after the date of the shareholder’s investment in the first Fund.

      With respect to Class B or Class C shares, or Class A shares subject to a CDSC, if less than all of an investment is exchanged out of a Fund, any portion of the investment attributable to capital appreciation and/or reinvested dividends or capital gains distributions will be exchanged first, and thereafter any portions exchanged will be from the earliest investment made in the Fund from which the exchange was made. With respect to the PL Money Market Fund, only Class A shares are offered. Class A shares of the PL Money Market Fund are sold at NAV without an initial sales charge. For assets initially invested in the PL Money Market Fund, the CDSC period will begin when the shares are exchanged into Class B or C shares of a Portfolio Optimization Fund. Class A shares of the PL Money Market Fund may be exchanged for Class A, B, or C shares of the Portfolio Optimization Funds or Class A shares of an underlying Fund you already own. Conversely, Class A, B, or C shares of the Portfolio Optimization Funds or Class A shares of the underlying Funds you own may be exchanged for Class A shares of the PL Money Market Fund.

      The Portfolio Optimization Funds also offer Class R shares. Class R shares are sold at NAV without an initial sales charge. In addition, there is no CDSC on Class R shares. Class R shares may not be exchanged for other share classes nor may you exchange other share classes for Class R shares.

      Orders for exchanges accepted prior to the close of regular trading on the NYSE on any day Pacific Life Funds is open for business will be executed at the respective NAVs determined as of the close of business that day. Orders for exchanges received after the close of regular trading on the NYSE on any business day will be executed at the respective net asset values determined at the close of the next business day.

      An excessive number of exchanges may be disadvantageous to a Fund. Therefore, Pacific Life Funds, in addition to its right to reject any exchange, reserves the right to adopt a policy of terminating the exchange privilege of any shareholder who makes more than a specified number of exchanges in a 12-month period or in any calendar month. Pacific Life Funds reserves the right to modify or discontinue the exchange privilege at any time.

      Pacific Life Funds has adopted procedures under which it may make redemptions-in-kind to shareholders who are affiliated persons of Pacific Life Funds. Under these procedures, a Fund generally may satisfy a redemption request from an affiliated person in-kind, provided that: (a) the redemption-in-kind is effected at approximately the affiliated shareholder’s proportionate share of the distributing Fund’s current net assets, and thus does not result in the dilution of the interests of the remaining shareholders; (b) the distributed securities are valued in the same manner as they are valued for purposes of computing the distributing Fund’s NAV; (c) the redemption-in-kind is consistent with the Fund’s prospectus and statement of additional information; and (e) neither the affiliated shareholder nor any other party with the ability and the pecuniary incentive to influence the redemption-in-kind selects, or influences the selection of, the distributed securities.

      Due to the relatively high cost of maintaining smaller accounts, Pacific Life Funds reserves the right to redeem shares, without notice, in any account for their then-current value (which will be promptly paid to the investor) if at any time, for any reason, whether as the result of a redemption, an account charge or a reduction in the market value of the account, the shares in the account do not have a value of at least a specified amount, the minimums of which are currently set at $500 for Class A, Class B, Class C, and Class R shares. The Prospectus may set higher minimum account balances for one or more classes from time to time depending upon Pacific Life Funds’ current policy. The Declaration of Trust also authorizes Pacific Life Funds to redeem shares under certain other circumstances as may be specified by its Board of Trustees.

      The Distributor may have an agreement with certain financial intermediaries (Intermediary) that permits the Intermediary to accept orders on behalf of Pacific Life Funds in accordance with the prospectus (Proper Form), currently prior to the close of the NYSE, which usually closes at 4:00 p.m. Eastern time. Such agreement may include authorization for the Intermediary to designate other financial intermediaries (Sub-Designees) to accept orders on behalf of Pacific Life Funds on the same terms that apply to the Intermediary. If the Intermediary or, if applicable, its Sub-Designee, receives an order in Proper Form, and such order is transmitted to Pacific Life Funds in accordance with the agreement between the Distributor and the Intermediary, then Pacific Life Funds will price the order at the Fund’s next net asset value calculated after such Intermediary or, if applicable, its Sub-Designee, received such order.

PERFORMANCE INFORMATION

      From time to time Pacific Life Funds may make available certain information about the performance of some or all of the classes of shares of some or all of the Funds. Information about a Fund’s performance is based on that Fund’s record to a recent date and is not intended to indicate future performance.

      The total return of classes of shares of Funds may be included in advertisements or other written material. When a Fund’s total return is advertised, it will be calculated for the past year, the past five years, and the past ten years (or if the Fund has been offered for a period shorter than one, five or ten years, that period will be substituted) since the establishment of the Fund, as more fully described below. For periods prior to the initial offering date of a particular class of shares, total return presentations for the class will be based on the historical performance of an older class of the Fund (if any) restated to reflect any different sales charges and/or operating expenses (such as different administrative fees and/or 12b-1 and servicing fee charges) associated with the newer class. In certain cases, such a restatement will result in performance of the newer class which is higher than if the performance of the older class were not restated to reflect the different operating expenses of the newer class. In such cases, the Fund’s advertisements will also, to the extent appropriate, show the lower performance figure reflecting the actual operating expenses incurred by the older class for periods prior to the initial offering date of the newer class. Total return for each class is measured by comparing the value of an investment in a Fund at the beginning of the relevant period to the redemption value of the investment in the Fund at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions at net asset value). Total return may be advertised using alternative methods that reflect all elements of return, but that may be adjusted to reflect the cumulative impact of alternative fee and expense structures.

      Pacific Life Funds may also provide current distribution information to its shareholders in shareholder reports or other shareholder communications, or in certain types of sales literature provided to prospective investors. Current distribution information for a particular class of a Fund will be based on distributions for a specified period (i.e., total dividends from net investment income), divided by the relevant class net asset value per share on the last day of the period and annualized. The rate of current distributions does not reflect deductions for unrealized losses from transactions in derivative instruments such as options and futures, which may reduce total return. Current distribution rates differ from standardized yield rates in that they represent what a class of a Fund has declared and paid to shareholders as of the end of a specified period rather than a Fund’s actual net investment income for that period.

      Performance information is computed separately for each class of a Fund. Pacific Life Funds may, from time to time, include the yield and effective yield of the PL Money Market Fund, and the yield and total return for each class of shares of all of the Pacific Life Funds in advertisements or information furnished to shareholders or prospective investors. Each Fund may from time to time include in advertisements the ranking of the Fund’s performance figures relative to such figures for groups of mutual funds categorized by Lipper Analytical Services as having the same investment objectives. Information provided to any newspaper or similar listing of a Fund’s net asset values and public offering prices will separately present each class of shares. The Funds also may compute current distribution rates and use this information in their prospectus and statement of additional information, in reports to current shareholders, or in certain types of sales literature provided to prospective investors.

      Performance information for a Fund may be compared, in advertisements, sales literature, and reports to shareholders to (i) various indices so that investors may compare a Fund’s results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general; (ii) other groups of mutual funds tracked by Lipper Analytical Services Inc., Morningstar or another independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Fund. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

      Pacific Life Funds may use, in its advertisements and other information, data concerning the projected cost of a college education in future years based on current or recent costs of college and an assumed rate of increase for such costs.

      In its advertisements and other materials, a Fund may compare the returns over periods of time of investments in stocks, bonds and treasury bills to each other and to the general rate of inflation.

      A Fund may also compare the relative historic returns and range of returns for an investment in each of common stocks, bonds and treasury bills to a fund that blends all three investments.

      A Fund may use in its advertisement and other materials examples designed to demonstrate the effect of compounding when an investment is maintained over several or many years.

      A Fund may set forth in its advertisements and other materials information regarding the relative reliance in recent years on personal savings for retirement income versus reliance on Social Security benefits and company sponsored retirement plans.

      Articles or reports which include information relating to performance, rankings and other characteristics of the Funds may appear in various national publications and services including, but not limited to: The Wall Street Journal, Barron’s, Pensions and Investments, Forbes, Smart Money, Mutual Fund Magazine, The New York Times, Kiplinger’s Personal Finance, Fortune, Money Magazine, Morningstar’s Mutual Fund Values, CDA Investment Technologies and The Donoghue Organization. Some or all of these publications or reports may publish their own rankings or performance reviews of mutual funds, including Pacific Life Funds. From time to time, Pacific Life Funds may include references to or reprints of such publications or reports in its advertisements and other information relating to the Funds.

      From time to time, the Fund may set forth in its advertisements and other materials information about the growth of a certain dollar amount invested in one or more of the Funds over a specified period of time and may use charts and graphs to display that growth.

TAXATION

      The following summarizes certain additional federal income tax considerations generally affecting the Funds and their shareholders. The discussion is for general information only and does not purport to consider all aspects of U.S. federal income taxation that might be relevant to beneficial owners of shares of a Fund. The discussion is based upon current provisions of the Code, existing regulations promulgated thereunder, and administrative and judicial interpretations thereof, all of which are subject to change, which change could be retroactive. The discussion applies only to beneficial owners of Fund shares in whose hands such shares are capital assets within the meaning of Section 1221 of the Code, and may not apply to certain types of beneficial owners of shares (such as insurance companies, tax exempt organizations, and broker-dealers) who may be subject to special rules. Persons who may be subject to tax in more than one country should consult the provisions of any applicable tax treaty to determine the potential tax consequences to them. Prospective investors should consult their own tax advisers with regard to the federal tax consequences of the purchase, ownership and disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction. The discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

      Each Fund intends to qualify annually and elect to be treated as a regulated investment company (RIC) under Subchapter M of the Code unless an election is made to be taxed as a partnership, as discussed below. To be taxed as a RIC, each Fund electing to be a RIC generally must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships and gains from the sale or other disposition of stock, securities or foreign currencies, net income from certain publicly traded partnerships or other income derived with respect to its business of investing in such stock, securities or currencies (Qualifying Income Test); (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of a Fund’s assets is represented by cash, U.S. Government Securities, the securities of other RICs and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of a Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government Securities or the securities of other regulated investment companies) or in two or more controlled issuers in the same or similar trades or businesses or in certain publicly traded partnerships; and (c) distribute each taxable year the sum of (i) at least 90% of its investment company taxable income (which includes dividends, interest and net short-term capital gains in excess of any net long-term capital losses) and (ii) 90% of its tax exempt interest, net of expenses allocable thereto. The Treasury Department is authorized to promulgate regulations under which gains from foreign currencies (and options, futures, and forward contracts on foreign currency) would constitute qualifying income for purposes of the Qualifying Income Test only if such gains are directly related to investing in securities. To date, such regulations have not been issued.

      As a RIC, each Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (any net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from prior years) designated by a Fund as capital gain dividends, if any, that it distributes to shareholders on a timely basis. Each Fund electing to be a RIC intends to distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income and any net capital gains. In addition, amounts not distributed by a Fund on a timely basis in accordance with a calendar year distribution requirement may be subject to a nondeductible 4% excise tax. To avoid the tax, a Fund subject to the excise tax must distribute (or be deemed to have distributed) during each calendar year, (i) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) at least 98% of its capital gains in excess of its capital losses for the twelve month period ending on October 31 of the calendar year (adjusted for certain ordinary losses), and (iii) all ordinary income and capital gains for previous years that were not distributed or taxed to the Fund during such years. To avoid application of the excise tax, each Fund subject to the excise tax intends to make its distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of the calendar year if it is declared by a Fund during October, November, or December of that year to shareholders of record on a date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders (other than those not subject to federal income tax) for the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To avoid application of the excise tax, each Fund intends to make its distributions in accordance with the calendar year distribution requirement.

      In years when a Fund distributes amounts in excess of its earnings and profits, such distributions may be treated in part as a return of capital. A return of capital is not taxable to a shareholder and has the effect of reducing the shareholder’s basis in the shares.

      If, in any taxable year, a Fund fails to qualify as a RIC under the Code or fails to meet the distribution requirement (assuming that the Fund did not elect to be taxed as a partnership, as discussed below), it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, the Fund’s distributions, to the extent derived from its current or accumulated earnings and profits, would constitute dividends which generally are taxable to shareholders as ordinary income (except to the extent that they are “qualified dividends”), even though those distributions might otherwise, at least in part, have been treated in the shareholders’ hands as long-term capital gains. If a Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. Moreover, if the Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains with respect to certain of its assets in order to qualify as a regulated investment company in a subsequent year.

Distributions

      All dividends and distributions of a Fund, whether received in shares or cash, generally are taxable and must be reported on each shareholder’s federal income tax return. Dividends paid out by a Fund taxed as a regulated investment company of any investment company taxable income (which includes any net short-term capital gains) will be taxable to a U.S. shareholder as ordinary income. Distributions received by tax-exempt shareholders will not be subject to federal income tax to the extent permitted under the applicable tax exemption.

      Dividends paid by a Fund generally are not expected to qualify for the deduction for dividends received by corporations. Distributions of net capital gains, if any, designated as capital gain dividends, are taxable as long-term capital gains, regardless of how long the shareholder has held the shares and are not eligible for the dividends received deduction. Any distributions that are not from a Fund’s investment company taxable income or net realized capital gains may be characterized as a return of capital to shareholders or, in some cases, as capital gain. The tax treatment of dividends and distributions will be the same whether a shareholder reinvests them in additional shares or elects to receive them in cash.

      Current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains and on certain qualified dividend income. These rate reductions are scheduled to expire after 2010 in the absence of further congressional action. The rate reductions do not apply to corporate taxpayers. Each Fund will be able to separately designate distributions of any qualifying long-term capital gains or qualified dividends earned by the Fund that would be eligible for the lower maximum rate. A shareholder would also have to satisfy a holding period of more than 60 days with respect to any distributions of qualified dividends in order to obtain the benefit of the lower rate. Distributions from Funds investing in REITs, bonds, and other debt instruments will not generally qualify for the lower rates. Further, because many companies in which Funds invest do not pay significant dividends on their stock, the Funds will not generally derive significant amounts of qualified dividend income that would be eligible for the lower rate on qualified dividends.

      A Portfolio Optimization Fund will not be able to offset gains distributed by one Underlying Fund in which it invests against losses in another Underlying Fund in which such Portfolio Optimization Fund invests. Redemptions of shares in an Underlying Fund, including those resulting from changes in the allocation among Underlying Funds, could also cause additional distributable gains to shareholders of a Portfolio Optimization Fund. A portion of any such gains may be short-term capital gains that would be distributable as ordinary income to shareholders of the Portfolio Optimization Fund. Further, a portion of losses on redemptions of shares in the Underlying Funds may be deferred under the wash sale rules. As a result of these factors, the use of the fund-of-funds structure by the Portfolio Optimization Funds could therefore affect the amount, timing and character of distributions to shareholders. The Portfolio Optimization Funds will also not be able to pass through from the Underlying Funds any potential benefit from the foreign tax credit or income from certain federal obligations (that may be exempt from state tax).

Sales of Shares

      Upon the disposition of shares of a Fund (whether by redemption, sale or exchange), a shareholder will realize a gain or loss. Such gain or loss will be capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term or short-term generally depending upon the shareholder’s holding period for the shares. Any loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to such shares.

      If, within 90 days after purchasing Fund shares with a sales charge, a shareholder exchanges the shares and acquires new shares at a reduced (or without any) sales charge pursuant to a right acquired with the original shares, then the shareholder may not take the original sales charge into account in determining the shareholder’s gain or loss on the disposition of the shares. Gain or loss will generally be determined by excluding all or a portion of the sales charge from the shareholder’s tax basis in the exchanged shares, and the amount excluded will be treated as an amount paid for the new shares.

Backup Withholding

      Each Fund may be required to withhold at the current rate of 28% of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal tax liability.

Options, Futures and Forward Contracts, and Swap Agreements

      The diversification requirements applicable to each Fund’s assets may limit the extent to which a Fund will be able to engage in transactions in options, futures and forward contracts, and swap agreements. Some of the options, futures contracts, forward contracts, and swap agreements used by the Funds may be “section 1256 contracts.” Any gains or losses on section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses (60/40) although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, section 1256 contracts held by a Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss.

      Generally, the hedging transactions and certain other transactions in options, futures and forward contracts undertaken by a Fund, may result in “straddles” for U.S. federal income tax purposes. In some cases, the straddle rules also could apply in connection with swap agreements. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Certain carrying charges (including interest expense) associated with position 3 in a straddle may be required to be capitalized rather than deducted currently. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures, forward contracts, and swap agreements to the Funds are not entirely clear. The transactions may increase the amount of short-term capital gain realized by a Fund, which is taxed as ordinary income when distributed to shareholders.

      A Fund may make one or more of the elections available under the Code that is applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions.

      Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

      Rules governing the tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while each Fund intends to account for such transactions in a manner it deems to be appropriate, the Internal Revenue Service might not accept such treatment. If it did not, the status of the Fund as a regulated investment company might be affected. The Fund intends to monitor developments in this area. Certain requirements that must be met under the Code in order for each Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in swap agreements.

      The qualifying income and diversification requirements applicable to a Fund’s assets may limit the extent to which a Fund will be able to engage in transactions in options, futures contracts, forward contracts, and swap agreements.

Short Sales

      Short sales may increase the amount of short-term capital gain realized by a Fund, which is taxed as ordinary income when distributed to shareholders. Short sales may also be subject to the “Constructive Sales” rules, discussed below.

Passive Foreign Investment Companies

      The Funds may invest in the stock of foreign corporations, which may be classified under the Code as passive foreign investment companies (PFICs). In general, a foreign corporation is classified as a PFIC for a taxable year if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. If a Fund receives a so-called “excess distribution” with respect to PFIC stock, the Fund itself may be subject to tax on a portion of the excess distribution, whether or not the corresponding income is distributed by a Fund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which a Fund held the PFIC stock. A Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC stock are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

      A Fund may be eligible to elect alternative tax treatment with respect to PFIC stock. Under an election that currently is available in some circumstances, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions would not apply. Alternatively, another election may be available that would involve marking to market the Fund’s PFIC shares at the end of each taxable year (and on certain other dates prescribed in the Code), with the result that unrealized gains are treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of PFIC shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years. If this election were made, tax at the Fund level under the PFIC rules would generally be eliminated, but the Fund could, in limited circumstances, incur nondeductible interest charges. Each Fund’s intention to qualify annually as a regulated investment company may limit its elections with respect to PFIC shares.

      Because the application of the PFIC rules may affect, among other things, the character of gains and the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, and may subject the Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to shareholders and will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not invest in PFIC shares.

Foreign Currency Transactions

      Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time a Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain other instruments, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as “Section 988” gains or losses, may increase or decrease the amount of the Fund’s investment company taxable income to be distributed to its shareholders as ordinary income.

Foreign Taxation

      Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, a Fund will be eligible to elect to “pass-through” to the Fund’s shareholders the amount of foreign income and similar taxes paid by a Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his taxable income or to use it (subject to limitations) as a foreign tax credit against his or her U.S. federal income tax liability. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. No credit may be claimed by a shareholder with respect to Fund shares that have been held less than 16 days. Each shareholder will be notified within 60 days after the close of a Fund’s taxable year whether the foreign taxes paid by the Fund will “pass-through” for that year.

      Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of a Fund’s income will flow through to shareholders of the Fund. In that case, gains from the sale of securities may be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables may be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by a Fund. For individuals foreign taxes generally are not deductible in computing alternative minimum taxable income.

Original Issue Discount and Market Discount

      Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount (OID) is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high-yield corporate debt securities may be treated as a dividend for Federal income tax purposes.

      Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by a Fund may be treated as having acquisition discount, or as OID in the case of certain types of debt securities. Generally, a Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

      If a Fund purchases a debt security at a price lower than the stated redemption price of such debt security, the excess of the stated redemption price over the purchase price is “market discount.” If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included in ordinary income (not capital gain) by the Fund in each taxable year in which the Fund owns an interest in such debt security and receives a principal payment on it. In particular, a Fund will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by a Fund at a constant rate over the time remaining to the debt security’s maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-

annual compounding interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the “accrued market discount.”

      Each Fund generally will be required to distribute dividends to shareholders representing discount on debt securities that is currently includable in income, even though cash representing such income may not have been received by a Fund. Cash to pay such dividends may be obtained from sales proceeds of securities held by the Fund.

Constructive Sales

      Under certain circumstances, a Fund may recognize gain from a constructive sale of an “appreciated financial position” it holds if it enters into a short sale, forward contract or other transaction that substantially reduces the risk of loss with respect to the appreciated position. In that event, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund’s holding period in the property. Loss from a constructive sale would depend on the Fund’s holding period and the application of various loss deferral provisions of the Code. Constructive sale treatment does not apply to transactions if such transaction is closed before the end of the 30th day after the close of the Fund’s taxable year and the Fund holds the appreciated financial position throughout the 60-day period beginning with the day such transaction was closed.

Non-U.S. Shareholders

      Withholding of Income Tax on Dividends: Dividends paid (including distributions of any net short-term capital gains) on shares beneficially held by a person who is a “foreign person” within the meaning of the Code are, in general, subject to withholding of U.S. federal income tax at a rate of 30% of the gross dividend, which may, in some cases, be reduced by an applicable tax treaty. However, if a beneficial holder who is a foreign person has a permanent establishment in the United States, and the shares held by such beneficial holder are effectively connected with such permanent establishment and, in addition, the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates. Distributions of long-term net realized capital gains will not be subject to withholding of U.S. federal income tax.

      Income Tax on Sale of a Fund’s shares: Under U.S. federal tax law, a beneficial holder of shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of such shares unless (i) the shares in question are effectively connected with a permanent establishment in the United States of the beneficial holder and such gain is effectively connected with the conduct of a trade or business carried on by such holder within the United States or (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met.

      State and Local Tax: A beneficial holder of shares who is a foreign person may be subject to state and local tax in addition to the federal tax on income referred above.

      Estate and Gift Taxes: Under existing law, upon the death of a beneficial holder of shares who is a foreign person, such shares will be deemed to be property situated within the United States and will be subject to U.S. federal estate tax. If at the time of death the deceased holder is a resident of a foreign country and not a citizen or resident of the United States, such tax will be imposed at graduated rates as in effect at that time on the total value (less allowable deductions and allowable credits) of the decedent’s property situated within the United States. In general, there is no gift tax on gifts of shares by a beneficial holder who is a foreign person.

      The availability of reduced U.S. taxation pursuant to a treaty or an applicable estate tax convention depends upon compliance with established procedures for claiming the benefits thereof and may further, in some circumstances, depend upon making a satisfactory demonstration to U.S. tax authorities that a foreign investor qualifies as a foreign person under U.S. domestic tax law and any applicable treaty or convention.

Other Taxation

      Distributions also may be subject to additional state, local and foreign taxes, depending on each shareholder’s particular situation. Under the laws of various states, distributions of investment company taxable income generally are taxable to shareholders even though all or a substantial portion of such distributions may be derived from interest on certain federal obligations which, if the interest were received directly by a resident of such state, would be exempt from such state’s income tax (qualifying federal obligations). However, some states may exempt all or a portion of such distributions from income tax to the extent the shareholder is able to establish that the distribution is derived from qualifying federal obligations. Moreover, for state income tax purposes, interest on some federal obligations generally is not exempt from taxation, whether received directly by a shareholder or through distributions of investment company taxable income (for example, interest on FNMA Certificates and GNMA Certificates). Each Fund will provide information annually to shareholders indicating the amount and percentage of the Fund’s dividend distribution that is attributable to interest on federal obligations, and will indicate to the extent possible from what types of federal obligations such dividends are derived. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

OTHER INFORMATION

Individual Retirement Accounts

      An investor may establish an individual retirement account (IRA) to invest in the Fund. An IRA enables individuals, even if they participate in an employer-sponsored plan, to establish their own retirement program. IRA contributions may be tax-deductible and earnings are tax-deferred. Deductions for IRA contributions may be limited or eliminated for individuals who participate in certain employer pension plans and/or whose annual income exceeds certain limits. Existing IRAs and future contributions up to the maximum permitted, whether deductible or not, earn income on a tax-deferred basis.

      Certain individuals may make contributions to Roth IRAs. These contributions are non-deductible, but distributions from a Roth IRA may be tax free. Limited non-deductible contributions may be made to a Coverdell Education Savings Account (ESA) (formerly known as an Education IRA). To the extent that distributions from a Coverdell ESA do not exceed a beneficiary’s “qualified higher education expenses,” they are not taxable. Shareholders may only establish a Roth IRA or a Coverdell ESA if they are below certain maximum income levels.

      For more information about an IRA account, contact Pacific Life Funds’ customer service at (800) 722-2333. Shareholders are advised to consult their tax advisers on IRA contribution and withdrawal requirements and restrictions.

Administrative Services

      Under an Administration and Shareholder Services Agreement with the Fund (Administration Agreement), Pacific Life (the Administrator), 700 Newport Center Drive, Newport Beach, CA 92660, performs or procures certain administrative, transfer agency, shareholder services and support services for the Funds. These services include, but are not limited to, services necessary to organize the Pacific Life Funds and permit the Pacific Life Funds to conduct business as described in its registration statement, coordination of matters relating to the operations of the Funds among the fund managers, the custodian, transfer agent, accountants, attorneys, sub-administrators and other parties performing services or operational functions for the Funds (including pricing and valuation of the Funds), maintenance of the Funds’ books and records, preparation of shareholder reports and regulatory and tax filings, arranging for meetings of the Board of Trustees, responding to shareholder inquiries and transaction instructions, and other services necessary for the administration of the Funds’ affairs. For the services provided by the Administrator under the Administration Agreement, each Fund pays to the Administrator a fee at an annual rate of 0.30% of the average daily net assets of the Fund. In addition, the Funds will compensate Pacific Life and PLFA, at cost, for legal, accounting and compliance personnel of Pacific Life and PLFA, including individuals who may be officers or trustees of the Funds, for the time spent providing assistance, coordination and supervision in connection with certain of the administrative services provided to the Funds (Support Services). It is not intended that Pacific Life and PLFA will profit from these Support Services.

      Pacific Life Funds paid or owed to Pacific Life and/or PLFA $768,697 for Support Services during the fiscal year ended 2008, Pacific Life Funds paid or owed to Pacific Life the following amounts: $1,037,449, and $860,368, for Support Services during the fiscal years ended 3/31/07 and 3/31/06, respectively. Although these amounts were charged for these periods, the amounts may have been reimbursed in whole or in part under the applicable expense caps in place for those periods.

      The chart below reflects the amounts the Administrator was paid by each Fund for the fiscal year ended:

Fund	3/31/08	3/31/07[1]	3/31/06[1]

PL Portfolio Optimization Conservative	$130,363	$87,749	$78,190
PL Portfolio Optimization Moderate-Conservative	355,849	241,771	188,477
PL Portfolio Optimization Moderate	1,414,581	915,817	589,760
PL Portfolio Optimization Moderate-Aggressive	1,531,177	963,005	558,672
PL Portfolio Optimization Aggressive	692,953	386,413	209,238
PL Money Market	99,072	70,886	79,159
PL Small-Cap Growth	163,734	113,805	47,017
PL International Value	378,439	226,789	195,298
PL Large-Cap Value	239,352	161,957	169,004
PL Short Duration Bond	272,176	190,312	139,749
PL Floating Rate Loan[2]	N/A	N/A	N/A
PL Growth LT	264,263	178,875	108,631
PL Mid-Cap Equity (formerly called PL Mid-Cap Value)	287,329	169,818	94,829
PL Large-Cap Growth	116,029	85,092	125,610
PL International Large-Cap	318,089	218,640	156,607
PL Small-Cap Value[3]	40,484	N/A	N/A
PL Main Street Core[4]	366,073	233,516	72,041
PL Emerging Markets[4]	191,779	139,866	43,821
PL Managed Bond	503,667	300,300	204,849
PL Inflation Managed	375,358	252,746	204,915
PL Comstock	388,590	245,911	139,907
PL Mid-Cap Growth	239,853	181,965	133,076
PL Real Estate	126,888	94,350	67,220

[1]	The amounts in this chart do not reflect any fee waivers and/or expense reimbursements.

[2]	The PL Floating-Rate Loan Fund commenced operations on June 30, 2008.

[3]	The PL Small-Cap Value Fund commenced operations on June 29, 2007.

[4]	The PL Main Street Core and PL Emerging Markets Funds commenced operations on September 30, 2005.

     Under the Administration Agreement, Pacific Life Funds bears all expenses that are incurred in its operations and not specifically assumed by the Administrator. Expenses to be borne by the Funds, include, but are not limited to: organizational expenses and expenses of maintaining Pacific Life Funds’ legal existence, costs of services of independent registered public accounting firm (including the performance of audits and the preparation of financial statements and reports) and legal and tax counsel (including such counsel’s assistance with preparation and review of the Pacific Life Funds’ registration statement, proxy materials, federal and state tax qualification as a regulated investment company and other reports and materials prepared by the Administrator); expenses of overseeing the Pacific Life Funds’ regulatory compliance program; costs of any services contracted for by the Funds directly from parties other than the Administrator; costs of trading operations and brokerage fees, commissions and transfer taxes in connection with the purchase and sale of securities; investment advisory fees; taxes, insurance premiums, interest on borrowed funds, and other fees and expenses applicable to its operations; costs related to the custody of the Funds’ assets (including custody of assets outside of the United States); costs incidental to any meetings of shareholders including, but not limited to, legal and accounting fees, proxy filing fees and the costs of preparation, printing and mailing of any proxy materials; costs incidental to Board meetings, including fees and expenses of Board members; the salary and expenses of any officer, Trustee or employee of Pacific Life Funds (except any such officer, trustee or employee who is an officer, employee, trustee or director of the Administrator or an affiliate of the Administrator); costs incidental to the preparation, printing and distribution of the Pacific Life Funds’ registration statements and any amendments thereto and shareholder reports; cost of typesetting and printing of prospectuses; cost of preparation and filing of the Funds’ tax returns, and all filings, notices, registrations and amendments associated with applicable federal, state and foreign tax and securities laws; all applicable registration fees and filing fees required under federal and state securities laws; fidelity bond and directors’ and officers’ liability insurance; and costs of independent pricing services used in computing each Funds’ NAV.

      Under a Sub-Administration and Accounting Services Agreement (Sub-Administration Agreement) among Pacific Life Funds, the Administrator, and PFPC Inc. (PFPC), 4400 Computer Drive, Westborough, MA 01581, PFPC performs certain administrative and accounting services for Pacific Life Funds. These services include, among others, preparing shareholder reports, providing statistical and research data, assisting the Funds and their managers with compliance monitoring activities, and preparing and filing federal, state and foreign tax returns on behalf of the Funds. In addition, PFPC prepares and files various reports with the appropriate regulatory agencies and prepares materials required by the SEC or any state securities commission having jurisdiction over Pacific Life Funds. The accounting services performed by PFPC include determining the net asset value per share of each Fund and maintaining records relating to the securities transactions of the Funds. The Administrator is responsible for compensating PFPC for the services it provides under the Sub-Administration Agreement, except that the Fund is responsible for out-of-pocket expenses as specified in that Agreement.

Transfer Agency and Custody Services

      PFPC serves as the transfer agent, registrar and dividend disbursing agent of Pacific Life Funds pursuant to an agreement among the Pacific Life Funds, PFPC, and Pacific Life (the Transfer Agency Agreement). Under the Transfer Agency Agreement, PFPC, among other things, effects shares issuances and redemptions, maintains the Fund’s share register, prepares and certifies stockholder lists for mailings, pays dividends and distributions, establishes shareholder accounts and performs certain shareholder servicing functions. Pacific Life is responsible for procuring transfer agency services for the Pacific Life Funds. Responsibility for fees and charges under the Transfer Agency Agreement are allocated between the Fund and Pacific Life, and the Fund compensates PFPC for maintaining a system that allows financial intermediaries to access account information, and make inquiries and transactions, with respect to their clients who are shareholders of Pacific Life Funds.

      Under a Custodian Services Agreement between the Pacific Life Funds and PFPC Trust Company (PFPC Trust), PFPC Trust provides asset custody services including safeguarding and controlling the Fund’s cash and securities, handling the receipt and delivery of securities, determining income and collecting interest on the Fund’s investments, and maintaining the required books and accounts in connection with such activity. PFPC Trust will place and maintain foreign assets of the Funds in the care of eligible foreign custodians determined by PFPC Trust and will monitor the appropriateness of maintaining foreign assets with eligible custodians, which does not include mandatory securities depositories. The Pacific Life Funds are responsible for compensating PFPC Trust for the services it provides under the Custodian Services Agreement.

      The Pacific Life Funds’ securities that are held directly in Russia, are held at the local registrar in the nominee name of PFPC’s local subcustodian bank who maintains a segregated account in the name of the Underlying Fund. Currently, it is unclear whether Russian law will recognize the Pacific Life Funds or its Underlying Funds as the beneficial owner of the securities and as a result the Pacific Life Funds’ ability to exercise certain legal rights and carry out certain obligations may be limited.

Concentration Policy

      Under each Fund’s investment restrictions, except the PL Real Estate Fund, a Fund may not invest in a security if, as a result of such investment, 25% or more of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular industry, except securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (or repurchase agreements with respect thereto). This restriction does not apply to investment by the Portfolio Optimization Funds in securities issued by other investment companies. Mortgage-related securities, including CMOs, that are issued or guaranteed by the U.S. government, its agencies or instrumentalities (government issued) are considered government securities. The Funds take the position that mortgage-related securities and asset-backed securities, whether government issued or privately issued, do not represent interests in any particular “industry” or group of industries, and therefore, the concentration restriction noted above does not apply to such securities. For purposes of complying with this restriction, a Fund, in consultation with its Managers, utilizes its own industry classifications.

Capitalization

      Pacific Life Funds is a Delaware statutory trust established under a Declaration of Trust dated May 21, 2001. The capitalization of Pacific Life Funds consists solely of an unlimited number of shares of beneficial interest with no par value. The Board of Trustees may establish additional Funds (with different investment objectives and fundamental policies) and additional classes of shares within each Fund at any time in the future without approval of shareholders. Establishment and offering of additional Funds will not alter the rights of the Fund’s shareholders. When issued, shares are fully paid, redeemable, freely transferable, and non-assessable by Pacific Life Funds. Shares do not have preemptive rights or subscription rights. In liquidation of a Fund, each shareholder is entitled to receive his or her pro rata share of the net assets of that Fund.

      Estimated expenses expected to be incurred in connection with the organization and establishment of PL Floating Rate Loan Fund are approximately $12,000. All such costs are amortized to expenses on a straight-line basis over twelve months from commencement of operations.

Shareholder and Trustee Liability

      Under Pacific Life Funds’ organizational documents, the Trustees and the officers of the Pacific Life Fund shall be advanced expenses, held harmless and indemnified in certain circumstances in connection with their service to Pacific Life Funds. However, they are not protected from liability by reason of their willful misfeasance, bad faith, gross negligence, or reckless disregard. In addition, Pacific Life Funds has entered into an agreement with each trustee which provides that the Pacific Life Funds will indemnify and hold harmless each trustee against any expenses actually and reasonably incurred by any independent trustee in any proceeding arising out of or in connection with the trustee’s services to Pacific Life Funds to the fullest extent authorized by its organizational documents, state law, the 1940 Act and 1933 Act.

Control Persons and Principal Holders of Securities

      As of June 23, 2008, no shareholders of record held more than 25% of each Fund’s outstanding shares of beneficial interest.

      As of June 23, 2008, the shareholders listed below held of record 5% or more of a class of a Fund’s outstanding shares of beneficial interest. With the exception of Pacific Life and Pershing LLC (a division of Donaldson, Lufkin & Jenrette Securities Corporation), P.O. Box 2052, Jersey City, NJ 07303-9998 (Pershing), and unless otherwise noted, each shareholder’s address is c/o PFPC Trust Company, 4400 Computer Drive, Westborough, MA 01581.

PL Portfolio Optimization Conservative
16.72% of Class R shares was held by Phillip Dannemiller (FBO Convoy Inc 401(k) Salary Reduction Plan).
14.78% of Class R shares was held by Alan Setzer (FBO Setzer’s 401(k) Plan).
14.61% of Class R shares was held by Dolores Crawford (FBO Copygraphix, Inc. Safe Harbor 401(k) Plan).
10.30% of Class R shares was held by Reliance Trust Company (FBO Vantage West).
8.73% of Class R shares was held by Christopher Daoust (FBO Wood Pro Inc.).
8.39% of Class R shares was held by Reliance Trust Company (FBO Texas Mouser Corp. 401(k) Plan).
7.43% of Class R shares was held by Daryl James (FBO Wendell Ford Sales Co. 401(k) Plan).
5.66% of Class R shares was held by MG Trust Company (FBO DTG, Inc.).

PL Portfolio Optimization Moderate-Conservative

49.86% of Class R shares was held by Reliance Trust Company (FBO University Physicians).
11.24% of Class R shares was held by Robert Malito (FBO Girard Machine Company, Inc. 401(k) Plan).
10.88% of Class R shares was held by Reliance Trust Company (FBO Texas Mouser Corp. 401(k) Plan).
10.77% of Class R shares was held Charles Schwab Trust Co. (FBO Peoples Bank-Bullitt County 401(k) Plan).
5.04% of Class R shares was held by Counsel Trust (FBO Tex-Link Communications Inc. 401(k) Plan).

PL Portfolio Optimization Moderate

10.88% of Class R shares was held by Reliance Trust Company (FBO University Physicians).
8.39% of Class R shares was held Reliance Trust Company (FBO Cornell Company 401(k) Plan).
8.20% of Class R shares was held by Counsel Trust (FBO Polytech Inc. 401(k) Plan).
8.07% of Class R shares was held by Christopher Daoust (FBO Wood Pro Inc.).
6.57% of Class R shares was held by Michael Bugarelli (FBO Frontier Trust/ FBO Costaff 401(k) Plan).
5.26% of Class R shares was held by Counsel Trust (FBO PMI Multiple Employer 401(k) Plan).
5.23% of Class R shares was held by Reliance Trust Company (FBO Texas Mouser Corp. 401(k) Plan).
5.09% of Class R shares was held by Russell Blatt (FBO Blatt’s Trucking Inc. 401(k) Plan).

PL Portfolio Optimization Moderate-Aggressive

30.15% of Class R shares was held by Reliance Trust Company (FBO University Physicians).
12.25% of Class R shares was held by Karen Morton (FBO D. Scott Morton 401(k) Profit Sharing Plan & Trust).
11.19% of Class R shares was held by MG Trust Company (FBO Steel Service Company 401(k) Plan).
9.55% of Class R shares was held by Charles Schwab Trust Co. (FBO Peoples Bank-Bullitt County 401(k) Plan).
5.89% of Class R shares was held by Michael Bugarelli (FBO Frontier Trust/ FBO Costaff 401(k) Plan).

PL Portfolio Optimization Aggressive

13.83% of Class R shares was held by Wilmington Trust Co. (FBO Printron 401(k) Profit Sharing Plan & Trust).
13.64% of Class R shares was held by Andrew Polivka (FBO Polivka International Co. Inc. 401(k) Plan).
11.00% of Class R shares was held by Christopher Daoust (FBO Wood Pro Inc.)
8.65% of Class R shares was held by Phillip Dannemiller (FBO Convoy Inc 401(k) Salary Reduction Plan).
7.34% of Class R shares was held by Michael Bugarelli (FBO Frontier Trust/ FBO Costaff 401(k) Plan).

PL Money Market Fund

5.21% Class A shares was held by PL Portfolio Optimization Conservative.

PL International Value Fund

37.31% of Class A shares was held by PL Portfolio Optimization Moderate-Aggressive.
30.16% of Class A shares was held by PL Portfolio Optimization Moderate.
22.05% of Class A shares was held by PL Portfolio Optimization Aggressive.
6.18% of Class A shares was held by PL Portfolio Optimization Moderate-Conservative.

PL Large-Cap Value Fund

36.36% of Class A shares was held by PL Portfolio Optimization Moderate-Aggressive.
29.94% of Class A shares was held by PL Portfolio Optimization Moderate.
19.78% of Class A shares was held by PL Portfolio Optimization Aggressive.
6.31% of Class A shares was held by PL Portfolio Optimization Moderate-Conservative.

PL Short Duration Bond Fund

48.95% of Class A shares was held by PL Portfolio Optimization Moderate.
21.49% of Class A shares was held by PL Portfolio Optimization Moderate-Conservative.
16.20% of Class A shares was held by PL Portfolio Optimization Conservative.
13.07% of Class A shares was held by PL Portfolio Optimization Moderate-Aggressive.

PL Growth LT Fund

38.62% of Class A shares was held by PL Portfolio Optimization Moderate-Aggressive.
26.93% of Class A shares was held by PL Portfolio Optimization Moderate.
25.52% of Class A shares was held by PL Portfolio Optimization Aggressive.

PL Mid-Cap Value Fund

39.80% of Class A shares was held by PL Portfolio Optimization Moderate-Aggressive.
29.44% of Class A shares was held by PL Portfolio Optimization Moderate.
23.20% of Class A shares was held by PL Portfolio Optimization Aggressive.
5.17% of Class A shares was held by PL Portfolio Optimization Moderate-Conservative.

PL Large-Cap Growth Fund

39.98% of Class A shares was held by PL Portfolio Optimization Moderate-Aggressive.
32.57% of Class A shares was held by PL Portfolio Optimization Moderate.
15.57% of Class A shares was held by PL Portfolio Optimization Aggressive.

PL International Large-Cap Fund

41.92% of Class A shares was held by PF Portfolio Optimization Moderate-Aggressive.
27.10% of Class A shares was held by PF Portfolio Optimization Moderate.
21.32% of Class A shares was held by PF Portfolio Optimization Aggressive.
5.91% of Class A shares was held by PF Portfolio Optimization Moderate-Conservative.

PL Small Cap Growth Fund

45.27% of Class A shares was held by PL Portfolio Optimization Moderate-Aggressive.
24.20% of Class A shares was held by PL Portfolio Optimization Aggressive.
23.72% of Class A shares was held by PL Portfolio Optimization Moderate.

PL Main Street Core Fund

37.63% of Class A shares was held by PL Portfolio Optimization Moderate-Aggressive.
33.20% of Class A shares was held by PL Portfolio Optimization Moderate.
19.25% of Class A shares was held by PL Portfolio Optimization Aggressive.
6.80% of Class A shares was held by PL Portfolio Optimization Moderate-Conservative.

PL Emerging Markets Fund

45.27% of Class A shares was held by PL Portfolio Optimization Moderate-Aggressive.
28.02% of Class A shares was held by PL Portfolio Optimization Moderate.
26.71% of Class A shares was held by PL Portfolio Optimization Aggressive.

PL Small-Cap Value Fund

44.25% of Class A shares was held by PL Portfolio Optimization Moderate-Aggressive.
28.30% of Class A shares was held by PL Portfolio Optimization Aggressive.
21.71% of Class A shares was held by PL Portfolio Optimization Moderate.
5.74% of Class A shares was held by PL Portfolio Optimization Moderate-Conservative.

PL Managed Bond Fund

43.43% of Class A shares was held by PL Portfolio Optimization Moderate.
25.98% of Class A shares was held by PL Portfolio Optimization Moderate-Aggressive.
16.18% of Class A shares was held by PL Portfolio Optimization Moderate-Conservative.
11.24% of Class A shares was held by PL Portfolio Optimization Conservative.

PL Inflation Managed Fund

41.19% of Class A shares was held by PL Portfolio Optimization Moderate.
30.98% of Class A shares was held by PL Portfolio Optimization Moderate-Aggressive.
14.77% of Class A shares was held by PL Portfolio Optimization Moderate-Conservative.
9.59% of Class A shares was held by PL Portfolio Optimization Conservative.

PL Comstock Fund

36.82% of Class A shares was held by PL Portfolio Optimization Moderate-Aggressive.
33.59% of Class A shares was held by PL Portfolio Optimization Moderate.
17.24% of Class A shares was held by PL Portfolio Optimization Aggressive.
7.97% of Class A shares was held by PL Portfolio Optimization Moderate-Conservative.

PL Mid-Cap Growth Fund

37.19% of Class A shares was held by PL Portfolio Optimization Moderate-Aggressive.
25.08% of Class A shares was held by PL Portfolio Optimization Moderate.
22.87% of Class A shares was held by PL Portfolio Optimization Aggressive.
6.64% of Class A shares was held by PL Portfolio Optimization Moderate-Conservative.

PL Real Estate Fund

47.68% of Class A shares was held by PL Portfolio Optimization Moderate-Aggressive.
27.10% of Class A shares was held by PL Portfolio Optimization Aggressive.
23.37% of Class A shares was held by PL Portfolio Optimization Moderate.

Voting Rights

      Shareholders of each Fund are given certain voting rights as described in Pacific Life Funds’ Declaration of Trust and By-Laws. Each share of each Fund will be given one vote.

      Under the Declaration of Trust and applicable Delaware law, the Fund is not required to hold annual meetings of Fund shareholders to elect Trustees or for other purposes. It is not anticipated that the Fund will hold shareholders’ meetings unless required by law, although special meetings may be called for a specific Fund, or for the Fund as a whole, for purposes such as electing or removing Trustees, changing fundamental policies, or approving a new or amended advisory contract or management agreement. In this regard, the Fund will be required to hold a shareholders’ meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, less than a majority of the Trustees have been elected by the shareholders of the Fund. In addition, the Declaration of Trust provides that holders of not less than two-thirds of the outstanding shares of the Fund may remove a person serving as Trustee at any meeting of shareholders. Pacific Life Funds’ shares do not have cumulative voting rights. Consistent with applicable law, the Board of Trustees may cause a Fund to dissolve or enter into reorganizations without the approval of shareholders.

Independent Registered Public Accounting Firm

      Deloitte & Touche LLP served as the independent registered public accountants for Pacific Life Funds for the fiscal year ended March 31, 2008. The address of Deloitte & Touche LLP is 1700 Market Street, 26th Floor, Philadelphia, PA 19103.

Counsel

      Dechert LLP, 1775 I Street, N.W., Washington, D.C. 20006-2401, passes upon certain legal matters in connection with the shares offered by Pacific Life Funds and also acts as outside counsel to Pacific Life Funds.

Code of Ethics

      Pacific Life Funds, the Adviser, and each of the Managers, have adopted codes of ethics which have been approved by Pacific Life Funds’ Board of Trustees. Subject to certain limitations and procedures, these codes permit personnel that they cover, including employees of the Adviser or Managers who regularly have access to information about securities purchased for the Fund, to invest in securities for their own accounts. This could include securities that may be purchased by the Pacific Life Funds. These codes are intended to prevent these personnel from taking inappropriate advantage of their positions and to prevent fraud upon the Fund. The Pacific Life Funds’ Code of Ethics requires reporting to the Board of Trustees on compliance violations.

Proxy Voting Policies and Procedures

      With respect to each Fund except the Portfolio Optimization Funds, the Board has delegated proxy voting responsibilities to the investment manager of the Fund, subject to the Board’s general oversight, with the direction that proxies should be voted consistent with the Fund’s best interests as determined by the investment manager and applicable regulations. Each Manager has adopted its own proxy voting policies and procedures (the Managers’ Proxy Policies) for this purpose. The Managers’ Proxy Policies address, among other things, conflicts of interest that may arise between the interests of the Fund and the interests of the investment manager and its affiliates.

      The Managers’ Proxy Policies set forth each Fund Manager’s general position on various proposals. However, a Fund Manager may, consistent with the Fund’s best interests, determine under some circumstances to vote contrary to those positions. The Managers’ Proxy Policies on a particular issue may or may not reflect the view of individual members of the Board or of a majority of the Board. In addition, the Managers’ Proxy Policies may reflect a voting position that differs from the actual practices of other investment companies or advisory clients for which a Fund Manager or its affiliates serve as investment manager. Because each Fund Manager will vote proxies consistent with its own proxy voting policies, it is possible that different Funds will vote differently on the same proposals or categories of proposals.

      Set forth in the Appendices are the Managers’ Proxy Policies or a summary of the Managers’ Proxy Policies, for each Fund Manager as prepared and provided by each Fund Manager. Information regarding how each Fund has voted proxies relating to its portfolio securities during the most recent twelve month period ending June 30 is available after filing, without charge, (i) on the Funds’ website at www.PacificLife.com, and (ii) on the SEC website at www.sec.gov.

      The Portfolio Optimization Funds, in their capacity as a shareholder of the Underlying Funds, may be requested to vote on matters pertaining to the Underlying Funds. If a Underlying Fund calls a shareholder meeting and solicits proxies, the Portfolio Optimization Funds will vote their shares in the Underlying Fund in the same proportion as the vote of all other shareholders in the Underlying Fund, unless the Board authorizes Pacific Life, on behalf of the Portfolio Optimization Funds, to vote in some other manner.

Registration Statement

      This Statement of Additional Information and the Prospectus do not contain all the information included in Pacific Life Funds’ Registration Statement filed with the SEC under the 1933 Act with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The Registration Statement, including the exhibits filed therewith, (and including specifically all applicable Codes of Ethics), are on file with and may be examined at the offices of the SEC in Washington, D.C.

      Statements contained herein and in the Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

Financial Statements

      The financial statements of Pacific Life Funds as set forth in Pacific Life Funds’ Annual Report to shareholders for the fiscal year ended March 31, 2008, including the notes thereto, are incorporated herein by reference. The annual financial statements have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, for the fiscal year ended March 31, 2008.

APPENDIX A

Description of Bond Ratings

      Corporate Bonds: Bonds rated Aa by Moody’s are judged by Moody’s to be of high quality by all standards. Together with bonds rated Aaa (Moody’s highest rating) they comprise what are generally known as high-grade bonds. Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large as those of Aaa bonds, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than those applicable to Aaa securities. Bonds which are rated A by Moody’s possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

      Moody’s Baa rated bonds are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

      Bonds rated AA by Standard & Poor’s are judged by Standard & Poor’s to be high-grade obligations and in the majority of instances differ only in small degree from issues rated AAA (Standard & Poor’s highest rating). Bonds rated AAA are considered by Standard & Poor’s to be the highest grade obligations and possess the ultimate degree of protection as to principal and interest. With AA bonds, as with AAA bonds, prices move with the long-term money market.

      Bonds rated A by Standard & Poor’s, regarded as upper medium grade, have a strong capacity and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

      Standard & Poor’s BBB rated bonds, or medium-grade category bonds, are borderline between definitely sound obligations and those where the speculative element begins to predominate. These bonds have adequate asset coverage and normally are protected by satisfactory earnings. Their susceptibility to changing conditions, particularly to depressions, necessitates constant watching. These bonds generally are more responsive to business and trade conditions than to interest rates. This group is the lowest which qualifies for commercial bank investment.

      The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

      Moody’s Ba rated bonds are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds rated Ba. Bonds which are rated B by Moody’s generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      Bonds rated Caa by Moody’s are considered to be of poor standing. Such issues may be in default or there may be elements of danger with respect to principal or interest. Bonds rated Ca are considered by Moody’s to be speculative in a high degree, often in default. Bonds rated C, the lowest class of bonds under Moody’s bond ratings, are regarded by Moody’s as having extremely poor prospects.

      Moody’s also applies numerical indicators 1, 2 and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; 2 indicates a mid-range ranking; and 3 indicates a ranking toward the lower end of the category.

      A bond rated BB, B, CCC, and CC by Standard & Poor’s is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

A-1

      Commercial Paper: The Prime rating is the highest commercial paper rating assigned by Moody’s. Among the factors considered by Moody’s in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer’s industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer’s products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Issuers with this Prime category may be given ratings 1, 2 or 3, depending on the relative strengths of these factors.

      Commercial paper rated A by Standard & Poor’s has the following characteristics: (i) liquidity ratios are adequate to meet cash requirements; (ii) long-term senior debt rating should be A or better, although in some cases BBB credits may be allowed if other factors outweigh the BBB rating, (iii) the issuer should have access to at least two additional channels of borrowing; (iv) basic earnings and cash flow should have an upward trend with allowances made for unusual circumstances; and (v) typically the issuer’s industry should be well established and the issuer should have a strong position within its industry and the reliability and quality of management should be unquestioned. Issuers rated A are further referred to by use of numbers 1, 2 and 3 to denote relative strength with this highest classification.

A-2

APPENDIX B

Pacific Asset Management (PAM)

Summary:

      The purpose of these procedures is to describe how PAM, as per its fiduciary obligation, follows adopted policies and procedures that are reasonably designed to ensure that the company votes proxies in the best interest of its clients, to disclose information about those policies and procedures, and to disclose how its clients may obtain information on how the adviser has voted their proxies.

Policies and Procedures:

      PAM has implemented Proxy Voting Policies and Procedures (Policies) that are designed to reasonably ensure that PAM votes proxies prudently and in the best interest of its advisory clients for whom PAM has voting authority. The Policies address, among other things, conflicts of interest that may arise between PAM’s interest and its clients’ interest. PAM will take steps to identify the existence of any material conflicts of interest relating to the securities to be voted. Conflicts based on business relationships or dealings with affiliates of PAM will only be considered to the extent that PAM has actual knowledge of such business relationships.

      Given the nature of the portfolios managed, PAM does not typically invest in equity securities, and therefore the volume of proxies is relatively low. All custodian banks are notified of their responsibility to forward to PAM all proxy materials. When proxy materials are received, Investment Management Division (IMD) Operations/ Compliance verifies that materials for all holdings from each custodian bank are also received. Furthermore, if an Analyst becomes aware of an upcoming proxy vote, IMD Operations/ Compliance follows up with the Custodians to ensure that materials are received. If an expected proxy is not received by the voting deadline, PAM will direct the Custodian to vote in accordance with PAM’s instructions.

      PAM’s process in dealing with proxy issues is both thorough and reasonable, and is geared to promote maximum long-term shareholder value. PAM Analysts review all proxies that are received on an individual basis, weighing PAM’s knowledge about a company, its current management, and the management’s past performance records against the merits of each proxy issue.

      Proxy proposals generally fall into one of the three following categories: routine matters, social issues, and business proposals. Routine proxy proposals, amendments, or resolutions are defined as those, which do not change the structure, by-laws, or operations of the corporation. With regards to routine matters, PAM has determined to vote with management on routine matters and will generally vote for the proposals that are reflective of reasonable and equitable corporate standards. Social issues appear in proxy proposals that attempt to deal with activities of social conscience. Shareholders’ groups sometimes submit proposals to change lawful corporate activities in order to meet the goals of certain groups or private interests that they represent. As a fiduciary, PAM must serve exclusively the financial interests of the account beneficiaries. PAM will seek to determine the business benefits of corporate actions as well as the social costs of such actions. PAM will support management in areas where acceptable efforts are made on behalf of special interest of social conscience, which are not detrimental to its clients. PAM believes the burden of social responsibility rests with management. Business proposals are resolutions that change the status of the corporation, its individual securities, or the ownership status of those securities. PAM will vote in favor of business proposals as long as the client position or value is either preserved or enhanced.

      PAM generally votes with the recommendations of a company’s Board of Directors on standard or non-controversial items, unless otherwise warranted following a review of the issues involved. All proxies are sent to the appropriate PAM Analyst for review and recommendation based on his or her knowledge of the company. Analyst recommendations to vote with management on certain items are voted accordingly, and all other recommendations and issues are reviewed by the Chief Investment Officer (CIO). PAM tailors its review and voting of proxies based on the domicile of the company, the nature of the clients holding the security, and the positions held.

B-1

      When a material conflict of interest exists, PAM will choose among the following options to eliminate such conflict: (1) vote in accordance with the Policies if doing so involves little or no discretion; (2) if possible, erect information barriers around the person or persons making voting decisions sufficient to insulate the decision from the conflict; (3) if practical, notify affected clients of the conflict of interest and seek a waiver of the conflict; or (4) if agreed upon in writing with the client, forward the proxies to the affected client and allow the client to vote the proxies.

      From time to time, voting securities may be held in the High Yield Bond Portfolio as the result of corporate actions or because equity securities may be attached to debt securities purchased by the Portfolio, although such positions are expected to be minimal. It is not expected that voting securities will be held in the Money Market Portfolio(s).

      For mutual funds, proxy filing information is reported to the SEC via the annual Form N-PX. PAM Compliance collects proxy-voting information for purposes of filing Form N-PX on an annual basis. All records regarding these filings are kept by PLFA Fund Compliance in accordance with applicable retention requirements. A record of each decision is maintained by IMD Operations/ Compliance for at least two years. All analyst memoranda dealing with issues and recommendations are retained in accordance with applicable records retention requirements.

Oversight Controls:

      Proxy processing is the responsibility of IMD Operations/Compliance. Any vote not clearly within the guidelines stated above is reviewed by the Vice President (VP), IMD Operations/Compliance. Votes determined to be outside the guidelines shall be approved by the CIO. If a security is held by more than one portfolio and the analyst’s response differs between portfolios, the VP, IMD Operations/Compliance will be notified. Such votes shall be discussed with and approved by the CIO. Each month the Director, Operations/Compliance reviews all votes to ensure that the appropriate determination regarding compliance with the guidelines was made.

Escalation:

      Votes not covered by the above-stated guidelines and contested situations are approved by the CIO. Any errors will be addressed with the CIO. Any material violations of the procedures with respect to a material conflict of interest shall be brought to the attention of the Chief Compliance Officer (CCO).

B-2

APPENDIX C

Alger

I.     Overview

      Fred Alger Management, Inc. (“Alger”), an investment adviser registered under the Investment Advisers Act of 1940, as amended, has discretionary authority over its clients’ accounts and is responsible for voting proxies of securities held in certain client accounts. Alger views the responsibility its clients have entrusted to it seriously and has developed policies and procedures to ensure that proxies are voted in its clients’ best interests.

      Rule 206(4)-6 of the Investment Advisers Act of 1940, requires that registered investment advisers, which have discretionary authority to vote the proxies held in their clients’ accounts, adopt and implement written policies and procedures reasonably designed to ensure that they vote proxies in the best interests of their clients; describe their proxy voting policies and procedures to their clients and upon request, provide copies of such policies and procedures; and disclose to clients how they may obtain information on how the investment adviser voted their proxies.

      Rule 204-2 of the Investment Advisers Act of 1940, as amended, requires that registered investment advisers maintain records of their proxy voting policies and procedures; proxy statements received; votes cast on behalf of clients; client requests for proxy voting information; and documents prepared by the investment adviser that were material to making a voting decision.

II.     Proxy Voting Process

      The Executive Vice President of Alger’s Account Administration Department is responsible for the overall supervision of the proxy voting process; setting up new accounts; determining the accounts for which Alger has proxy voting responsibilities; and maintaining appropriate proxy voting policies and procedures and records.

      Pursuant to contractual agreements with Alger, certain clients authorize Alger to vote the proxies of securities held in the clients’ accounts and permit Alger to delegate its proxy voting authority on their behalf. Alger has delegated its proxy voting authority for such clients to Risk Metrics (formerly Institutional Shareholder Services) a leading proxy voting service provider, to vote the proxies in such accounts. Risk Metrics a registered investment adviser, issues voting recommendations and casts votes on the proxies based strictly on the pre-determined voting guidelines described below. Other clients authorize Alger to vote proxies on their behalf, but do not permit Alger to delegate its proxy voting authority. In such cases, a designated Alger analyst determines how to vote the proxies based on the pre-determined voting guidelines. Additionally, some clients may have their own specific proxy voting guidelines. For such clients, a designated Alger analyst determines the votes for these accounts in accordance with the clients’ specific voting guidelines based on Risk Metrics’ recommendations or delegates the voting authority to Risk Metrics, based on the clients’ instructions.

      Alger maintains records of its proxy voting policies and procedures. Alger or Risk Metrics, on Alger’s behalf, maintains records of proxy statements received; votes cast on behalf of clients; client requests for proxy voting information; and documents prepared by the respective investment adviser that were material to making a voting decision. Such records will be maintained in an easily accessible place for a period of not less than 5 years in an appropriate office of Alger or Risk Metrics. In the event that Risk Metrics maintains such records, Risk Metrics will provide such records to Alger promptly, upon Alger’s request.

III.     Conflicts of Interest

      Risk Metrics issues voting recommendations and casts proxy votes strictly in accordance with pre-determined proxy voting guidelines, which Alger believes are in the best interests of its clients. Risk Metrics will rescue itself from voting proxies when it has a material conflict of interest with the company whose proxies are at issue. In such cases, a designated Alger analyst will vote those proxies strictly in accordance with predetermined proxy voting guidelines with due consideration for the clients’ best interests. The designated Alger analyst is required to certify in writing that to the best of his knowledge and belief, neither he nor Alger have a material conflict of interest with the company whose proxies are at issue. If a material conflict of interest exists or the analyst desires to override a Risk Metrics recommendation, the voting determination is made by Alger’s Chief Investment Officer. Prior to casting the vote, the Chief Investment Officer’s vote is reviewed by Alger’s Senior Vice President of Compliance and Alger’s Executive Vice President/ Chief Administrative Officer. Their review looks to determine if the Chief Investment Officer has personal investments or other beneficial interests in the company whose proxies are at issue, has family or personal relationships with officers or directors of the company or has any other pecuniary interests in the company. If it is determined that no conflicts exists, the Chief Administrative Officer notifies Risk Metrics of Alger’s vote. If a conflict does exist, the Chief Administrative Officer and Senior Vice President of Compliance will confer with Alger’s General Counsel who will determine how the vote will be cast. All determinations will be documented and reviewed as necessary by the Compliance Committee.

      The adherence to pre-determined proxy voting guidelines by Alger and Risk Metrics and the establishment of the Proxy Voting process described immediately above help avoid conflicts of interests and help ensure that proxy votes are cast in accordance with the best interests of Alger’s clients.

IV.     Client Disclosure

      Alger will provide its clients with a description of its proxy voting policies and procedures; disclose to clients that they may obtain the actual proxy voting policies and procedures by accessing Alger’s website, http://www.alger.com or by calling toll-free, (800) 223-3810; and disclose to clients that they may obtain information about how the investment adviser voted their proxies by calling toll-free, (800) 223-3810. Such description and disclosure will be provided by mail. New clients will be provided with the description and disclosure along with their account application. The Executive Vice President of Alger’s Account Administration Department will provide clients with records of how the investment adviser voted their proxies, upon request.

V.     Proxy Voting Guidelines

      The following are the pre-determined proxy voting guidelines used by Alger and Risk Metrics in making proxy-voting decisions for client accounts.

     1.     Operational Issues

     Adjourn Meeting:

      Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

     Amend Quorum Requirements:

      Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding, unless there are compelling reasons to support the proposal.

     Amend Minor Bylaws:

      Vote FOR bylaw or charter changes that are of a housekeeping nature (i.e. updates or corrections).

     Change Company Name:

      Vote FOR proposals to change the corporate name.

     Change Date, Time or Location of Annual Meeting:

      Vote FOR management proposals to change the date, time or location of the annual meeting, unless the proposed change is unreasonable.

      Vote AGAINST shareholder proposals to change the date, time or location of the annual meeting, unless the current scheduling or location is unreasonable.

     Ratifying Auditors:

      Vote FOR proposals to ratify auditors, unless any of the following apply:

•	An auditor has a financial interest in or association with the company and is, therefore, not independent

•	Fees for non-audit services are excessive, or

•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position

      Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

      Vote FOR shareholder proposals asking for audit firm rotation, unless the rotation period is so short (less than five years) that it would be unduly burdensome to the company.

     Transact Other Business:

      Vote AGAINST proposals to approve other business when it appears as a voting item.

     2.     Board of Directors Issues:

     Voting on Director Nominees in Uncontested Elections:

      Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: composition of the board and keyboard committees, attendance at board meetings, corporate governance provisions takeover activity, long-term company performance relative to a market index directors’ investment in the company, whether the chairman is also serving as CEO and whether a retired CEO sits on the board. However, there are some actions by directors that should result in votes being WITHHELD. These instances include directors who:

•	Attend less than 75 percent of the board and committee meetings without a valid excuse

•	Implement or renew a dead-hand or modified dead-hand poison pill

•	Ignore a shareholder proposal that is approved by a majority of the shares outstanding

•	Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

•	Failed to act on takeover offers where the majority of the shareholders tendered their shares

•	Are inside directors or affiliated outsiders and sit on the audit, compensation, or nominating committees

•	Are inside directors or affiliated outsiders and the full board serves as the audit, compensation or nominating committee or the company does not have one of these committees

•	Are audit committee members and the non-audit fees paid to the auditor are excessive

      In addition, directors who enacted egregious corporate governance policies or failed to replace management as appropriate would be subject to recommendations to WITHHOLD votes.

     Age Limits:

      Vote AGAINST shareholder proposals to impose a mandatory retirement age for outside directors.

     Board Size:

      Vote FOR proposals seeking to fix the board size or designate a range for the board size.

      Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

     Classification/ Declassification of the Board:

      Vote AGAINST proposals to classify the board.

      Vote FOR proposals to repeal classified boards and to elect all directors annually.

     Cumulative Voting:

      Vote AGAINST proposals to eliminate cumulative voting.

      Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company’s other governance provisions.

     Director and Officer Indemnification and Liability Protection:

      Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard.

      Vote AGAINST proposals to eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care.

      Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

      Vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if both of the following apply:

•	The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and

•	Only if the director’s legal expenses would be covered

     Establish/ Amend Nominee Qualifications:

      Vote CASE-BY-CASE on proposals that establish or amend director qualifications.

      Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

      Vote AGAINST shareholder proposals requiring two candidates per board seat.

     Filling Vacancies/ Removal of Directors:

      Vote AGAINST proposals that provide that directors may be removed only for cause.

      Vote FOR proposals to restore shareholder ability to remove directors with or without cause.

      Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

      Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

     Independent Chairman (Separate Chairman/ CEO):

      Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, the following factors should be taken into account in determining whether the proposal warrants support:

•	Designated lead director appointed from the ranks of the independent board members with clearly delineated duties

•	Majority of independent directors on board

•	All-independent key committees

•	Committee chairpersons nominated by the independent directors

•	CEO performance reviewed annually by a committee of outside directors

•	Established governance guidelines

•	Company performance

     Majority of Independent Directors/ Establishment of Committees:

      Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by Risk Metrics’ definition of independence.

      Vote FOR shareholder proposals asking that board audit, compensation and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

     Stock Ownership Requirements:

      Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While Risk Metrics favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

     Term Limits:

      Vote AGAINST shareholder proposals to limit the tenure of outside directors.

     3.     Proxy Contest Issues

     Voting for Director Nominees in Contested Elections:

      Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the following factors:

•	Long-term financial performance of the target company relative to its industry; management’s track record

•	Background to the proxy contest

•	Qualifications of director nominees (both slates)

•	Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions

     Reimbursing Proxy Solicitation Expenses:

      Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where Risk Metrics recommends in favor of the dissidents, Risk Metrics also recommends voting for reimbursing proxy solicitation expenses.

     Confidential Voting:

      Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

      Vote FOR management proposals to adopt confidential voting.

     4.     Anti-Takeover Defenses and Voting Related Issues

     Advance Notice Requirements for Shareholder Proposals/ Nominations:

      Votes on advance notice proposals are determined on a CASE-BY-CASE basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

     Amend Bylaws Without Shareholder Consent:

      Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.

      Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

     Poison Pills:

      Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

      Review on a CASE-BY-CASE basis shareholder proposals to redeem a company’s poison pill.

      Review on a CASE-BY-CASE basis management proposals to ratify a poison pill.

     Shareholder Ability to Act by Written Consent:

      Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

      Vote FOR proposals to allow or make easier shareholder action by written consent.

     Shareholder Ability to Call Special Meetings:

      Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

      Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

     Supermajority Vote Requirements:

      Vote AGAINST proposals to require a supermajority shareholder vote.

      Vote FOR proposals to lower supermajority vote requirements.

     5.     Mergers and Corporate Restructuring Issues

     Appraisal Rights:

      Vote FOR proposals to restore or provide shareholders with rights of appraisal.

     Asset Purchases:

      Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

•	Purchase price

•	Fairness opinion

•	Financial and strategic benefits

•	How the deal was negotiated

•	Conflicts of interest

•	Other alternatives for the business

•	Noncompletion risk

     Asset Sales:

      Votes on asset sales should be determined on a CASE-BY-CASE basis, considering the following factors:

•	Impact on the balance sheet/ working capital

•	Potential elimination of diseconomies

•	Anticipated financial and operating benefits

•	Anticipated use of funds

•	Value received for the asset

•	Fairness opinion

•	How the deal was negotiated

•	Conflicts of interest

     Bundled Proposals:

      Review on a CASE-BY-CASE basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

     Conversion of Securities:

      Votes on proposals regarding conversion of securities are determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties and conflicts of interest.

      Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

Corporate Reorganization/ Debt Restructuring/ Prepackaged Bankruptcy Plans/ Reverse

     Leveraged Buyouts/ Wrap Plans:

      Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following:

•	Dilution to existing shareholders’ position

•	Terms of the offer

•	Financial issues

•	Management’s efforts to pursue other alternatives

•	Control issues

•	Conflicts of interest

      Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

 Formation of Holding Company:

      Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following:

•	The reasons for the change

•	Any financial or tax benefits

•	Regulatory benefits

•	Increases in capital structure

•	Changes to the articles of incorporation or bylaws of the company

      Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

•	Increases in common or preferred stock in excess of the allowable maximum as calculated by the Risk Metrics Capital Structure model

•	Adverse changes in shareholder rights

 Going Private Transactions (LBOs and Minority Squeezeouts):

      Vote going private transactions on a CASE-BY-CASE basis, taking into account the following: offer price/ premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/ offers considered and noncompletion risk.

 Joint Ventures:

      Vote CASE-BY-CASE on proposals to form joint ventures, taking into account the following: percentage of assets/ business contributed, percentage ownership, financial and strategic benefits, governance structure, conflicts of interest, other alternatives and noncompletion risk.

 Liquidations:

      Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets and the compensation plan for executives managing the liquidation.

      Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

 Mergers and Acquisitions/Issuance of Shares to Facilitate Merger or Acquisition:

      Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following:

•	Prospects of the combined company; anticipated financial and operating benefits

•	Offer price

•	Fairness opinion

•	How the deal was negotiated

•	Changes in corporate governance

•	Change in the capital structure

•	Conflicts of interest

 Private Placements/Warrants/ Convertible Debentures:

      Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review: dilution to existing shareholders’ position, terms of the offer, financial issues, management’s efforts to pursue other alternatives, control issues and conflicts of interest.

      Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

 Spin-Offs:

      Votes on spin-offs should be considered on a CASE-BY-CASE basis depending on:

•	Tax and regulatory advantages

•	Planned use of the sale proceeds

•	Valuation of spin-off

•	Fairness opinion

•	Benefits to the parent company

•	Conflicts of interest

•	Managerial incentives

•	Corporate governance changes

•	Changes in the capital structure

 Value Maximization Proposals:

      Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder Value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management; strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution and whether company is actively exploring its strategic options, including retaining a financial advisor.

     6.     State of Incorporation Issues

     Control Share Acquisition Provisions:

      Vote FOR proposals to opt out of control share acquisition statutes, unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

      Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

      Vote FOR proposals to restore voting rights to the control shares.

     Control Share Cashout Provisions:

      Vote FOR proposals to opt out of control share cashout statutes.

     Disgorgement Provisions:

      Vote FOR proposals to opt out of state disgorgement provisions.

     Fair Price Provisions:

      Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision and the mechanism for determining the fair price. Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

     Freezeout Provisions:

      Vote FOR proposals to opt out of state freezeout provisions.

     Greenmail:

      Vote FOR proposals to adopt anti-greenmail charter of bylaw amendments or otherwise restrict a company’s ability to make greenmail payments. Review on a CASE-BY-CASE basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

     Reincorporation Proposals:

      Proposals to change a company’s state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions and a comparison of the jurisdictional laws.

      Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

     Stakeholder Provisions:

      Vote AGAINST proposals that ask the board to consider nonshareholder constituencies or other nonfinancial effects when evaluating a merger or business combination.

     State Anti-Takeover Statutes:

      Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions and disgorgement provisions).

     7.     Capital Structure Issues

     Adjustments to Par Value of Common Stock:

      Vote FOR management proposals to reduce the par value of common stock.

     Common Stock Authorization:

      Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by Risk Metrics.

      Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

      Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

     Dual-Class Stock:

      Vote AGAINST proposals to create a new class of common stock with superior voting rights.

      Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

•	It is intended for financing purposes with minimal or no dilution to current shareholders

•	It is not designed to preserve the voting power of an insider or significant shareholder

     Issue Stock for Use with Rights Plan:

      Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

     Preemptive Rights:

      Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company, the characteristics of its shareholder base and the liquidity of the stock.

     Preferred Stock:

      Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution and other rights (“blank check” preferred stock).

      Vote FOR proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).

      Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock appear reasonable.

      Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

      Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

     Recapitalization:

      Vote CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following: more simplified capital structure, enhanced liquidity, fairness of conversion terms, impact on voting power and dividends, reasons for the reclassification, conflicts of interest and other alternatives considered.

     Reverse Stock Splits:

      Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

      Vote FOR management proposals to implement a reverse stock split to avoid delisting.

      Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by Risk Metrics.

     Share Repurchase Programs:

      Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

     Stock Distributions: Splits and Dividends:

      Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by Risk Metrics.

     Tracking Stock:

      Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans and other alternatives such as spin-off.

     8.     Executive and Director Compensation Issues

      Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. Risk Metrics’ methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC’s rules, Risk Metrics will value every award type. Risk Metrics will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders’ equity, will also be expressed as a percentage figure for the transfer of shareholder wealth and will be considered long with dilution to voting power. Once Risk Metrics determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

      Risk Metrics’ model determines a company-specific allowable pool of shareholder wealth that may be transferred from the company to executives, adjusted for:

•	Long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index),

•	Cash compensation, and

•	Categorization of the company as emerging, growth or mature

      These adjustments are pegged to market capitalization. Risk Metrics will continue to examine other features of proposed pay plans such as administration, payment terms, plan duration and whether the administering committee is permitted to reprice underwater stock options without shareholder approval.

     Director Compensation:

      Votes on compensation plans for directors are determined on a CASE-BY-CASE basis, using a proprietary, quantitative model developed by Risk Metrics.

     Stock Plans in Lieu of Cash:

      Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis.

      Vote FOR plans which provide a dollar-for-dollar cash for stock exchange.

      Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a CASE-BY-CASE basis using a proprietary, quantitative model developed by Risk Metrics.

     Director Retirement Plans:

      Vote AGAINST retirement plans for nonemployee directors.

      Vote FOR shareholder proposals to eliminate retirement plans for nonemployee directors.

     Management Proposals Seeking Approval to Reprice Options:

      Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

•	Historic trading patterns

•	Rationale for the repricing

•	Value-for-value exchange

•	Option vesting

•	Term of the option

•	Exercise price

•	Participation

     Employee Stock Purchase Plans:

      Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

      Vote FOR employee stock purchase plans where all of the following apply:

•	Purchase price is at least 85 percent of fair market value

•	Offering period is 27 months or less, and

•	Potential voting power dilution (VPD) is ten percent or less

      Vote AGAINST employee stock purchase plans where any of the following apply:

•	Purchase price is less than 85 percent of fair market value, or

•	Offering period is greater than 27 months, or

•	VPD is greater than ten percent

Incentive Bonus Plans and Tax Deductibility Proposals:
(OBRA-Related Compensation Proposals)

      Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants anyone participant may receive to comply with the provisions of Section 162(m).

      Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

      Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) should be considered on a CASE-BY-CASE basis using a proprietary, quantitative model developed by Risk Metrics.

      Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

     Employee Stock Ownership Plans (ESOPs):

      Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).

     401(k) Employee Benefit Plans:

      Vote FOR proposals to implement a 401(k) savings plan for employees.

     Shareholder Proposals Regarding Executive and Director Pay:

      Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry and is not unduly burdensome to the company.

      Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

      Vote AGAINST shareholder proposals requiring director fees be paid in stock only.

      Vote FOR shareholder proposals to put option repricings to a shareholder vote.

      Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry and long-term corporate outlook.

     Option Expensing:

      Generally vote FOR shareholder proposals asking the company to expense stock options, unless the company has already publicly committed to expensing options by a specific date.

     Performance-Based Stock Options:

      Vote CASE-BY-CASE on shareholder proposals advocating the use of performance-based stock options (indexed, premium-priced and performance-vested options), taking into account:

•	Whether the proposal mandates that all awards be performance-based

•	Whether the proposal extends beyond executive awards to those of lower ranking employees

•	Whether the company’s stock-based compensation plans meet Risk Metrics’ SVT criteria and do not violate Risk Metrics’ repricing guidelines

     Golden and Tin Parachutes:

      Vote FOR shareholder proposals to require golden and tin parachutes (executive severance agreements) to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

      Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden or tin parachutes. An acceptable parachute should include the following:

•	The parachute should be less attractive than an ongoing employment opportunity with the firm

•	The triggering mechanism should be beyond the control of management

•	The amount should not exceed three times base salary plus guaranteed benefits

     9.     Social and Environmental Issues

Consumer Issues and Public Safety

 Animal Rights:

      Vote CASE-BY-CASE on proposals to phase out the use of animals in product testing, taking into account:

•	The nature of the product and the degree that animal testing is necessary or federally mandated (such as medical products)

•	The availability and feasibility of alternatives to animal testing to ensure product Safety, and

•	The degree that competitors are using animal-free testing. Generally vote FOR proposals seeking a report on the company’s animal welfare standards unless:

•	The company has already published a set of animal welfare standards and monitors compliance

•	The company’s standards are comparable to or better than those of peer firms, and

•	There are no serious controversies surrounding the company’s treatment of animals

 Drug Pricing:

      Vote CASE-BY-CASE on proposals asking the company to implement price restraints on pharmaceutical products, taking into account:

•	Whether the proposal focuses on a specific drug and region

•	Whether the economic benefits of providing subsidized drugs (e.g., public goodwill) outweigh the costs in terms of reduced profits, lower R&D spending and harm to competitiveness

•	The extent that reduced prices can be offset through the company’s marketing budget without affecting R&D spending

•	Whether the company already limits price increases of its products

•	Whether the company already contributes life-saving pharmaceuticals to the needy and Third World countries

•	The extent that peer companies implement price restraints

 Genetically Modified Foods:

      Vote CASE-BY-CASE on proposals to label genetically modified (GMO) ingredients voluntarily in the company’s products, or alternatively to provide interim labeling and eventually eliminate GMOs, taking into account:

•	The costs and feasibility of labeling and/or phasing out

•	The nature of the company’s business and the proportion of it affected by the proposal

•	The proportion of company sales in markets requiring labeling or GMO-free products

•	The extent that peer companies label or have eliminated GMOs

•	Competitive benefits, such as expected increases in consumer demand for the company’s products

•	The risks of misleading consumers without federally mandated, standardized labeling

•	Alternatives to labeling employed by the company

      Vote FOR proposals asking for a report on the feasibility of labeling products containing GMOs.

      Vote AGAINST proposals to completely phase out GMOs from the company’s products.

      Such resolutions presuppose that there are proven health risks to GMOs — an issue better left to federal regulators — which outweigh the economic benefits derived from biotechnology.

      Vote CASE-BY-CASE on reports outlining the steps necessary to eliminate GMOs from the company’s products, taking into account:

•	The relevance of the proposal in terms of the company’s business and the proportion of it affected by the resolution

•	The extent that peer companies have eliminated GMOs

•	The extent that the report would clarify whether it is viable for the company to eliminate GMOs from its products

•	Whether the proposal is limited to a feasibility study or additionally seeks an action plan and timeframe actually to phase out GMOs

•	The percentage of revenue derived from international operations, particularly in Europe, where GMOs are more regulated

      Vote AGAINST proposals seeking a report on the health and environmental effects of GMOs and the company’s strategy for phasing out GMOs in the event they become illegal in the United States. Studies of this sort are better undertaken by regulators and the scientific community. If made illegal in the United States, genetically modified crops would automatically be recalled and phased out.

 Handguns:

      Generally vote AGAINST requests for reports on a company’s policies aimed at curtailing gun violence in the United States, unless the report is confined to product safety information. Criminal misuse of firearms is beyond company control and instead falls within the purview of law enforcement agencies.

 Predatory Lending:

      Vote CASE-BY-CASE on requests for reports on the company’s procedures for preventing predatory lending, including the establishment of a board committee for oversight, taking into account:

•	Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices

•	Whether the company has adequately disclosed the financial risks of its subprime business

•	Whether the company has been subject to violations of lending laws or serious lending controversies

•	Peer companies’ policies to prevent abusive lending practices

 Tobacco:

      Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors:

      Second-hand smoke:

•	Whether the company complies with all local ordinances and regulations

•	The degree that voluntary restrictions beyond those mandated by law might hurt the company’s competitiveness

•	The risk of any health-related liabilities

      Advertising to youth:

•	Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations

•	Whether the company has gone as far as peers in restricting advertising

•	Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth

•	Whether restrictions on marketing to youth extend to foreign countries

      Cease production of tobacco-related products or avoid selling products to tobacco companies:

•	The percentage of the company’s business affected

•	The economic loss of eliminating the business versus any potential tobacco related liabilities

      Spin-off tobacco-related businesses:

•	The percentage of the company’s business affected

•	The feasibility of a spin-off

•	Potential future liabilities related to the company’s tobacco business

 Stronger Product Warnings:

      Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities.

 Investment in Tobacco Stocks:

      Vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.

Environment and Energy

 Arctic National Wildlife Refuge:

      Vote CASE-BY-CASE on reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR), taking into account:

•	Whether there are publicly available environmental impact reports

•	Whether the company has a poor environmental track record, such as violations of federal and state regulations or accidental spills, and

•	The current status of legislation regarding drilling in ANWR

 CERES Principles:

      Vote CASE-BY-CASE on proposals to adopt the CERES Principles, taking into account:

•	The company’s current environmental disclosure beyond legal requirements, including environmental health and safety (EHS) audits and reports that may duplicate CERES

•	The company’s environmental performance record, including violations of federal and state regulations, level of toxic emissions and accidental spills

      Environmentally conscious practices of peer companies, including endorsement of CERES:

•	Costs of membership and implementation

 Environmental Reports:

      Generally vote FOR requests for reports disclosing the company’s environmental policies unless it already has well-documented environmental management systems that are available to the public.

 Global Warming:

      Generally vote FOR reports on the level of greenhouse gas emissions from the company’s operations and products, unless the report is duplicative of the company’s current environmental disclosure and reporting or is not integral to the company’s line of business. However, additional reporting may be warranted if:

•	The company’s level of disclosure lags that of its competitors, or

•	The company has a poor environmental track record, such as violations of federal and state regulations

 Recycling:

      Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:

•	The nature of the company’s business and the percentage affected

•	The extent that peer companies are recycling

•	The timetable prescribed by the proposal

•	The costs and methods of implementation

•	Whether the company has a poor environmental track record, such as violations of federal and state regulations

 Renewable Energy:

      Vote CASE-BY-CASE on proposals to invest in renewable energy sources, taking into account:

•	The nature of the company’s business and the percentage affected

•	The extent that peer companies are switching from fossil fuels to cleaner sources

•	The timetable and specific action prescribed by the proposal

•	The costs of implementation

•	The company’s initiatives to address climate change

      Generally vote FOR requests for reports on the feasibility of developing renewable energy sources, unless the report is duplicative of the company’s current environmental disclosure and reporting or is not integral to the company’s line of business.

General Corporate Issues

 Link Executive Compensation to Social Performance:

      Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending and executive/ employee pay disparities. Such resolutions should be evaluated in the context of:

•	The relevance of the issue to be linked to pay

•	The degree that social performance is already included in the company’s pay structure and disclosed

•	The degree that social performance is used by peer companies in setting pay

•	Violations or complaints filed against the company relating to the particular social performance measure

•	Artificial limits sought by the proposal, such as freezing or capping executive pay

•	Independence of the compensation committee

•	Current company pay levels

 Charitable/ Political Contributions:

      Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

•	The company is in compliance with laws governing corporate political activities, and

•	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive

      Vote AGAINST proposals to report or publish in newspapers the company’s political contributions. Federal and state laws restrict the amount of corporate contributions and include reporting requirements.

      Vote AGAINST proposals disallowing the company from making political contributions. Businesses are affected by legislation at the federal, state and local level and barring contributions can put the company at a competitive disadvantage.

      Vote AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing or gross negligence, management should determine which contributions are in the best interests of the company.

      Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

Labor Standards and Human Rights

 China Principles:

      Vote AGAINST proposals to implement the China Principles unless:

•	There are serious controversies surrounding the company’s China operations, and

•	The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO)

 Country-Specific Human Rights Reports:

      Vote CASE-BY-CASE on requests for reports detailing the company’s operations in a particular country and steps to protect human rights, based on:

•	The nature and amount of company business in that country

•	The company’s workplace code of conduct

•	Proprietary and confidential information involved

•	Company compliance with U. S. regulations on investing in the country

•	Level of peer company involvement in the country

 International Codes of Conduct/Vendor Standards:

      Vote CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. In evaluating these proposals, the following should be considered:

•	The company’s current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent

•	Agreements with foreign suppliers to meet certain workplace standards

•	Whether company and vendor facilities are monitored and if so, how

•	Company participation in fair labor organizations

•	Type of business

•	Proportion of business conducted overseas

•	Countries of operation with known human rights abuses

•	Whether the company has been recently involved in significant labor and human rights controversies or violations

•	Peer company standards and practices

•	Union presence in company’s international factories

      Generally vote FOR reports outlining vendor standards compliance unless any of the following apply:

•	The company does not operate in countries with significant human rights violations

•	The company has no recent human rights controversies or violations, or

•	The company already publicly discloses information on its vendor standards compliance

 MacBride Principles:

      Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account:

•	Company compliance with or violations of the Fair Employment Act of 1989

•	Company antidiscrimination policies that already exceed the legal requirements

•	The cost and feasibility of adopting all nine principles

•	The cost of duplicating efforts to follow two sets of standards (Fair Employment and the MacBride Principles)

•	The potential for charges of reverse discrimination

•	The potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted

•	The level of the company’s investment in Northern Ireland

•	The number of company employees in Northern Ireland

•	The degree that industry peers have adopted the MacBride Principles

•	Applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride Principles

Military Business

 Foreign Military Sales/ Offsets:

      Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

 Landmines and Cluster Bombs:

      Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in antipersonnel landmine production, taking into account:

•	Whether the company has in the past manufactured landmine components

•	Whether the company’s peers have renounced future production

      Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in cluster bomb production, taking into account:

•	What weapons classifications the proponent views as cluster bombs

•	Whether the company currently or in the past has manufactured cluster bombs or their components

•	The percentage of revenue derived from cluster bomb manufacture

•	Whether the company’s peers have renounced future production

 Nuclear Weapons:

      Vote AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non-military uses and withdrawal from these contracts could have a negative impact on the company’s business.

 Spaced-Based Weaponization:

      Generally vote FOR reports on a company’s involvement in spaced-based weaponization, unless:

•	The information is already publicly available, or

•	The disclosures sought could compromise proprietary information

Workplace Diversity

 Board Diversity:

      Generally vote FOR reports on the company’s efforts to diversify the board, unless:

•	The board composition is reasonably inclusive in relation to companies of similar size and business, or

•	The board already reports on its nominating procedures and diversity initiatives

      Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account:

•	The degree of board diversity

•	Comparison with peer companies

•	Established process for improving board diversity

•	Existence of independent nominating committee

•	Use of outside search firm

•	History of EEO violations

 Equal Employment Opportunity (EEO):

      Generally vote FOR reports outlining the company’s affirmative action initiatives, unless all of the following apply:

•	The company has well-documented equal opportunity programs

•	The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and

•	The company has no recent EEO-related violations or litigation

      Vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

 Glass Ceiling:

      Generally vote FOR reports outlining the company’s progress towards the Glass Ceiling Commission’s business recommendations, unless:

•	The composition of senior management and the board is fairly inclusive

•	The company has well-documented programs addressing diversity initiatives and leadership development

•	The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and

•	The company has had no recent, significant EEO-related violations or litigation

 Sexual Orientation:

      Vote CASE-BY-CASE on proposals to amend the company’s EEO policy to include sexual orientation, taking into account:

•	Whether the company’s EEO policy is already in compliance with federal, state and local laws

•	Whether the company has faced significant controversies or litigation regarding unfair treatment of gay and lesbian employees

•	The industry norm for including sexual orientation in EEO statements

•	Existing policies in place to prevent workplace discrimination based on sexual orientation

      Vote AGAINST proposals to extend company benefits to or eliminate benefits from domestic partners. Benefit decisions should be left to the discretion of the company.

     10.     Mutual Fund Proxy Issues

     Election of Directors:

      Vote to elect directors on a CASE-BY-CASE basis, considering the following factors:

•	Board structure

•	Director independence and qualifications

•	Attendance at board and committee meetings

      Votes should be withheld from directors who:

•	Attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day’s meetings, votes should not be withheld even if such absence dropped the director’s attendance below 75 percent.

•	Ignore a shareholder proposal that is approved by a majority of shares outstanding

•	Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

•	Are interested directors and sit on the audit or nominating committee, or

•	Are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees

     Convert Closed-end Fund to Open-end Fund:

      Vote conversion proposals on a CASE-BY-CASE basis, considering the following factors:

•	Past performance as a closed-end fund

•	Market in which the fund invests

•	Measures taken by the board to address the discount

•	Past shareholder activism, board activity

•	Votes on related proposals

     Proxy Contests:

      Votes on proxy contests should be determined on a CASE-BY-CASE basis, considering the following factors:

•	Past performance relative to its peers

•	Market in which fund invests

•	Measures taken by the board to address the issues

•	Past shareholder activism, board activity and votes on related proposals

•	Strategy of the incumbents versus the dissidents

•	Independence of directors

•	Experience and skills of director candidates

•	Governance profile of the company

•	Evidence of management entrenchment

     Investment Advisery Agreements:

      Votes on investment advisery agreements should be determined on a CASE-BY-CASE basis, considering the following factors:

•	Proposed and current fee schedules

•	Fund category/ investment objective

•	Performance benchmarks

•	Share price performance compared to peers

•	Resulting fees relative to peers

•	Assignments (where the adviser undergoes a change of control)

     Approve New Classes or Series of Shares:

      Vote FOR the establishment of new classes or series of shares.

     Preferred Stock Proposals:

      Votes on the authorization for or increase in preferred shares should be determined on a CASE-BY-CASE basis, considering the following factors:

•	Stated specific financing purpose

•	Possible dilution for common shares

•	Whether the shares can be used for anti-takeover purposes

     1940 Act Policies:

      Votes on 1940 Act policies should be determined on a CASE-BY-CASE basis, considering the following factors:

•	Potential competitiveness

•	Regulatory developments

•	Current and potential returns

•	Current and potential risk

      Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

     Change Fundamental Restriction to Nonfundamental Restriction:

      Proposals to change a fundamental restriction to a nonfundamental restriction should be evaluated on a CASE-BY-CASE basis, considering the following factors:

•	The fund’s target investments

•	The reasons given by the fund for the change

•	The projected impact of the change on the portfolio

     Change Fundamental Investment Objective to Nonfundamental:

      Vote AGAINST proposals to change a fund’s fundamental investment objective to nonfundamental

     Name Change Proposals:

      Votes on name change proposals should be determined on a CASE-BY-CASE basis, considering the following factors:

•	Political/economic changes in the target market

•	Consolidation in the target market

•	Current asset composition

     Change in Fund’s Subclassification:

      Votes on changes in a fund’s subclassification should be determined on a CASE-BYCASE basis, considering the following factors:

•	Potential competitiveness

•	Current and potential returns

•	Risk of concentration

•	Consolidation in target industry

Disposition of Assets, Termination/ Liquidation:

      Vote these proposals on a CASE-BY-CASE basis, considering the following factors:

•	Strategies employed to salvage the company

•	The fund’s past performance

•	Terms of the liquidation

     Changes to the Charter Document:

      Votes on changes to the charter document should be determined on a CASE-BY-CASE basis, considering the following factors:

•	The degree of change implied by the proposal

•	The efficiencies that could result

•	The state of incorporation

•	Regulatory standards and implications

      Vote AGAINST any of the following changes:

•	Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series

•	Removal of shareholder approval requirement for amendments to the new declaration of trust

•	Removal of shareholder approval requirement to amend the fund’s management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act

•	Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund’s shares

•	Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements

•	Removal of shareholder approval requirement to change the domicile of the fund

     Change the Fund’s Domicile:

      Vote reincorporations on a CASE-BY-CASE basis, considering the following factors:

•	Regulations of both states

•	Required fundamental policies of both states

•	Increased flexibility available

Authorize the Board to Hire and Terminate Subadvisors Without Shareholder Approval:

      Vote AGAINST proposals authorizing the board to hire/ terminate subadvisors without shareholder approval.

     Distribution Agreements:

      Vote these proposals on a CASE-BY-CASE basis, considering the following factors:

•	Fees charged to comparably sized funds with similar objectives

•	The proposed distributor’s reputation and past performance

•	The competitiveness of the fund in the industry

•	Terms of the agreement

     Master-Feeder Structure:

      Vote FOR the establishment of a master-feeder structure.

     Mergers:

      Vote merger proposals on a CASE-BY-CASE basis, considering the following factors:

•	Resulting fee structure

•	Performance of both funds

•	Continuity of management personnel

•	Changes in corporate governance and their impact on shareholder rights

VI.     How to Obtain Further Information

      For mutual fund shareholders, visit the Alger website at www.alger.com/perspectives/ media/ press/ Proxy Voting Policies and Voting Record More

      For separate accounts, contact your Client Service Manager or Alger’s Chief Administrative Officer (212) 806-8800.

Dated 2/21/08

APPENDIX D

AllianceBernstein

1.	Introduction

      As a registered investment adviser, AllianceBernstein L.P. (“AllianceBernstein”, “we” or “us”) has a fiduciary duty to act solely in the best interests of our clients. We recognize that this duty requires us to vote client securities in a timely manner and make voting decisions that are in the best interests of our clients. Consistent with these obligations, we will disclose our clients’ voting records only to them and as required by mutual fund vote disclosure regulations. In addition, the proxy committees may, after careful consideration, choose to respond to surveys regarding past votes.

      This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement applies to AllianceBernstein’s growth, value and blend investment groups investing on behalf of clients in both US and non-US securities.

2.	Proxy Policies

      This statement is designed to be responsive to the wide range of proxy voting subjects that can have a significant effect on the investment value of the securities held in our clients’ accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. AllianceBernstein reserves the right to depart from these guidelines in order to avoid voting decisions that we believe may be contrary to our clients’ best interests. In reviewing proxy issues, we will apply the following general policies:

2.1.     Corporate Governance

AllianceBernstein’s proxy voting policies recognize the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to the shareholders. We favor proposals promoting transparency and accountability within a company. We will vote for proposals providing for equal access to the proxy materials so that shareholders can express their views on various proxy issues. We also support the appointment of a majority of independent directors on key committees and separating the positions of chairman and chief executive officer. Finally, because we believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company, we will support shareholder proposals that request that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast.

2.2.     Elections of Directors

Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may withhold votes for directors (or vote against in non-US markets) that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote or failure to act on tender offers where a majority of shareholders have tendered their shares. In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse. Finally, we may abstain or vote against directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.

2.3.     Appointment of Auditors

AllianceBernstein believes that the company remains in the best position to choose the auditors and will generally support management’s recommendation. However, we recognize that there may be inherent conflicts when a company’s independent auditor performs substantial non-audit related services for the company. The Sarbanes-Oxley Act of 2002 prohibited certain categories of services by auditors to US issuers, making this issue less prevalent in the US. Nevertheless, in reviewing a proposed auditor, we will consider the fees paid for non-audit services relative to total fees as well as if there are other reasons to question the independence of the auditors.

2.4.     Changes in Legal and Capital Structure

Changes in a company’s charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, AllianceBernstein will cast its votes in accordance with the company’s management on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition or provide a sufficient number of shares for an employee savings plan, stock option or executive compensation plan. However, a satisfactory explanation of a company’s intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than one hundred percent of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device. We will support shareholder proposals that seek to eliminate dual class voting structures.

2.5.     Corporate Restructurings, Mergers and Acquisitions

AllianceBernstein believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of our research analysts that cover the company and our investment professionals managing the portfolios in which the stock is held.

2.6.     Proposals Affecting Shareholder Rights

AllianceBernstein believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

2.7.     Anti-Takeover Measures

AllianceBernstein believes that measures that impede corporate transactions such as takeovers or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. We will generally oppose proposals, regardless of whether they are advanced by management or shareholders, the purpose or effect of which is to entrench management or excessively or inappropriately dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover or anti-shareholder measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including the authorization of blank check preferred stock, classified boards and supermajority vote requirements) that appear to be anti-shareholder or intended as management entrenchment mechanisms.

2.8.     Executive Compensation

AllianceBernstein believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered to company employees. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. In general, we will analyze the proposed plan to ensure that shareholder equity will not be excessively diluted taking into account shares available for grant under the proposed plan as well as other existing plans. We generally will oppose plans that have below market value grant or exercise prices on the date of issuance or permit repricing of underwater stock options without shareholder approval. Other factors such as the company’s performance and industry practice will generally be factored into our analysis. We generally will support shareholder proposals seeking additional disclosure of executive and director compensation. This policy includes proposals that seek to specify the measurement of performance based compensation. In addition, we will support proposals requiring managements to submit severance packages that exceed 2.99 times the sum of an executive officer’s base salary plus bonus that are triggered by a change in control to a shareholder vote. Finally, we will support shareholder proposals requiring companies to expense stock options because we view them as a large corporate expense that should be appropriately accounted for.

2.9.     Social and Corporate Responsibility

AllianceBernstein will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

3.	Proxy Voting Procedures

3.1.     Proxy Voting Committees

Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for AllianceBernstein and consider specific proxy voting matters as necessary. These committees periodically review these policies and new types of corporate governance issues, and decide how we should vote on proposals not covered by these policies. When a proxy vote cannot be clearly decided by an application of our stated policy, the proxy committee will evaluate the proposal. In addition, the committees, in conjunction with the analyst that covers the company, may contact corporate management and interested shareholder groups and others as necessary to discuss proxy issues. Members of the committee include senior investment personnel and representatives of the Legal and Compliance Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to these policies.

3.2.     Conflicts of Interest

AllianceBernstein recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage, or we administer, who distributes AllianceBernstein sponsored mutual funds, or with whom we or an employee has another business or personal relationship that may affect how we vote on the issuer’s proxy. Similarly, AllianceBernstein may have a potential material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted with only our clients’ best interests in mind. Additionally, we have implemented procedures to ensure that our votes are not the product of a material conflict of interests, including: (i) on an annual basis, the proxy committees will take reasonable steps to evaluate the nature of AllianceBernstein’s and our employees’ material business and personal relationships (and those of our affiliates) with any company whose equity securities are held in client accounts and any client that has sponsored or has material interest in a proposal upon which we will be eligible to vote; (ii) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that they are aware of (including personal relationships) and any contact that they have had with any interested party regarding a proxy vote; (iii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iv) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of third party research services to ensure that our voting decision is consistent with our clients’ best interests.

      Because under certain circumstances AllianceBernstein considers the recommendation of third party research services, the proxy committees will take reasonable steps to verify that any third party research service is in fact independent based on all of the relevant facts and circumstances. This includes reviewing the third party research service’s conflict management procedures and ascertaining, among other things, whether the third party research service (i) has the capacity and competency to adequately analyze proxy issues; and (ii) can make such recommendations in an impartial manner and in the best interests of our clients.

3.3.     Proxies of Certain Non-US Issuers

Proxy voting in certain countries requires “share blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian banks. Absent compelling reasons to the contrary, AllianceBernstein believes that the benefit to the client of exercising the vote does not outweigh the cost of voting (i.e. not being able to sell the shares during this period). Accordingly, if share blocking is required we generally abstain from voting those shares.

      In addition, voting proxies of issuers in non-US markets may give rise to a number of administrative issues that may prevent AllianceBernstein from voting such proxies. For example, AllianceBernstein may receive meeting notices without enough time to fully consider the proxy or after the cut-off date for voting. Other markets require AllianceBernstein to provide local agents with power of attorney prior to implementing AllianceBernstein’s voting instructions. Although it is AllianceBernstein’s policy to seek to vote all proxies for securities held in client accounts for which we have proxy voting authority, in the case of non-US issuers, we vote proxies on a best efforts basis.

3.4.     Loaned Securities

Many clients of AllianceBernstein have entered into securities lending arrangements with agent lenders to generate additional revenue. AllianceBernstein will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities.

3.5.     Proxy Voting Records

Clients may obtain information about how we voted proxies on their behalf by contacting their AllianceBernstein administrative representative. Alternatively, clients may make a written request for proxy voting information to: Mark R. Manley, Senior Vice President & Chief Compliance Officer, AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105.

APPENDIX E

ClearBridge

I.     TYPES OF ACCOUNTS FOR WHICH CLEARBRIDGE VOTES PROXIES

      ClearBridge Advisors1 (ClearBridge) votes proxies for each client that has specifically authorized us to vote them in the investment management contract or otherwise and votes proxies for each ERISA account unless the plan document or investment advisory agreement specifically reserves the responsibility to vote proxies to the plan trustees or other named fiduciary. These policies and procedures are intended to fulfill applicable requirements imposed on ClearBridge by the Investment Advisers Act of 1940, as amended, the Investment Company Act of 1940, as amended, and the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations adopted under these laws.

II.     GENERAL GUIDELINES

      In voting proxies, we are guided by general fiduciary principles. Our goal is to act prudently, solely in the best interest of the beneficial owners of the accounts we manage and, in the case of ERISA accounts, for the exclusive purpose of providing economic benefits to such persons. We attempt to provide for the consideration of all factors that could affect the value of the investment and will vote proxies in the manner that we believe will be consistent with efforts to maximize shareholder values.

III.     HOW CLEARBRIDGE VOTES

      Section V of these policies and procedures sets forth certain stated positions. In the case of a proxy issue for which there is a stated position, we generally vote in accordance with the stated position. In the case of a proxy issue for which there is a list of factors set forth in Section V that we consider in voting on such issue, we consider those factors and vote on a case-by-case basis in accordance with the general principles set forth above. In the case of a proxy issue for which there is no stated position or list of factors that we consider in voting on such issue, we vote on a case-by-case basis in accordance with the general principles set forth above, We may utilize an external service provider to provide us with information and/or a recommendation with regard to proxy votes but we are not required to follow any such recommendations. The use of an external service provider does not relieve us of our responsibility for the proxy vote.

      For routine matters, we usually vote according to our policy or the external service provider’s recommendation, although we are not obligated to do so and an individual portfolio manager may vote contrary to our policy or the recommendation of the external service provider. If a matter is non-routine, e.g., management’s recommendation is different than that of the external service provider and ClearBridge is a significant holder or it is a significant holding for ClearBridge, the issues will be highlighted to the appropriate investment teams and their views solicited by members of the Proxy Committee. Different investment teams may vote differently on the same issue, depending upon their assessment of clients’ best interests.

      ClearBridge’s proxy voting process is overseen and coordinated by its Proxy Committee.

IV.     CONFLICTS OF INTEREST

      In furtherance of ClearBridge’s goal to vote proxies in the best interests of clients, ClearBridge follows procedures designed to identify and address material conflicts that may arise between ClearBridge’s interests and those of its clients before voting proxies on behalf of such clients.

      (l) Procedures for Identifying Conflicts of Interest

1These policies and procedures pertain to ClearBridge Advisors, LLC, ClearBridge Asset Management Inc and Smith Barney Fund Management, LLC (collectively, “ClearBridge”)

      ClearBridge relies on the following to seek to identify conflicts of interest with respect to proxy voting:

      A. The policy memorandum attached hereto as Appendix A will be distributed periodically to ClearBridge employees. The policy memorandum alerts ClearBridge employees that they are under an obligation (i) to be aware of the potential for conflicts of interest on the part of ClearBridge with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of ClearBridge’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of ClearBridge Compliance.

      B. ClearBridge’s finance area shall maintain and make available to ClearBridge Compliance and proxy voting personnel an up- to-date list of all client relationships that have historically accounted for or are projected to account for greater than 1% of ClearBridge’s annual revenues. ClearBridge relies on the policy memorandum directive described in Section IV. (1) A. to identify conflicts of interest arising due to potential client relationships with proxy issuers.

      C. As a general matter, ClearBridge takes the position that relationships between a non-ClearBridge Legg Mason affiliate and an issuer (e.g., investment management relationship between an issuer and a non-ClearBridge Legg Mason affiliate) do not present a conflict of interest for ClearBridge in voting proxies with respect to such issuer because ClearBridge operates as an independent business unit from other Legg Mason business units and because of the existence of informational barriers between ClearBridge and certain other Legg Mason business units. Special circumstances, such as contact between ClearBridge and non-ClearBridge personnel, may cause ClearBridge to consider whether non-ClearBridge relationships between Legg Mason and an issuer present a conflict of interest for ClearBridge with respect to such issuer. As noted in Section IV. (1) A., ClearBridge employees are under an obligation to be aware of the potential for conflicts of interest in voting proxies and to bring such conflicts of interest, including conflicts of interest which may arise because of such special circumstances (such as any attempt by a Legg Mason business unit or Legg Mason officer or employee to influence proxy voting by ClearBridge) to the attention of ClearBridge Compliance. Also, ClearBridge is sensitive to the fact that a significant, publicized relationship between an issuer and a non-ClearBridge Legg Mason affiliate might appear to the public to influence the manner in which ClearBridge decides to vote a proxy with respect to such issuer. For prudential reasons, ClearBridge treats such significant, publicized relationships as creating a potential conflict of interest for ClearBridge in voting proxies.

      D. Based on information furnished by ClearBridge employees or maintained by ClearBridge Compliance pursuant to Section IV (1) A. and C. and by ClearBridge Financial Control pursuant to Section IV. (1) B, ClearBridge Compliance shall maintain an up to date list of issuers with respect to which ClearBridge has a potential conflict of interest in voting proxies on behalf of client accounts. ClearBridge shall not vote proxies relating to issuers on such list on behalf of client accounts until it has been determined that the conflict of interest is not material or a method for resolving such conflict of interest has been agreed upon and implemented, as described in Section IV below. Exceptions apply: (i) with respect to a proxy issue that will be voted in accordance with a stated ClearBridge position on such issue, and (ii) with respect to a proxy issue that will be voted in accordance with the recommendation of an independent third party based on application of the policies set forth herein. Such issues generally are not brought to the attention of the Proxy Committee described in Section IV. (2) Because ClearBridge’s position is that any conflict of interest issues are resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party based on application of the policies set forth herein.

      (2) Procedures for Assessing Materiality of Conflicts of Interest and for Addressing Material Conflicts of Interest

      A. ClearBridge maintains a Proxy Committee which, among other things, reviews and addresses conflicts of interest brought to its attention. The Proxy Committee shall be comprised of such ClearBridge personnel as are designated from time to time. The current members of the Proxy Committee are set forth on Appendix B hereto.

      B. All conflicts of interest identified pursuant to the procedures outlined in Section IV (1) must be brought to the attention of the Proxy Committee by ClearBridge Compliance for resolution. As noted above, a proxy issue that will be voted in accordance with a stated ClearBridge position on such issue or in accordance with the recommendation of an independent third party generally is not brought to the attention of the Proxy Committee for a conflict of interest review because ClearBridge’s position is that any conflict of interest issues are resolved by voting in accordance with a predetermined policy or in accordance with the recommendation of an independent third party.

      C. The Proxy Committee shall determine whether a conflict of interest is material. A conflict of interest will be considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, ClearBridge’s decision-making in voting the proxy. All materiality determinations will be based on an assessment of the particular facts and circumstances. A written record of all materiality determinations made by the Proxy Committee will be maintained.

      D. If it is determined by the Proxy Committee that a conflict of interest is not material, ClearBridge may vote proxies notwithstanding the existence of the conflict.

      E. If it is determined by the Proxy Committee that a conflict of interest is material, the Proxy Committee shall determine an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination shall be based on the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc. Such methods may include:

i. disclosing the conflict to clients and obtaining their consent before voting;

ii. suggesting to clients that they engage another party to vote the proxy on their behalf;

iii. in the case of a conflict of interest resulting from a particular employee’s personal relationships, removing such employee from the decision-making process with respect to such proxy vote; or

iv. such other method as is deemed appropriate given the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc.*

      A written record of the method used to resolve a material conflict of interest shall be maintained.

      (3) Third Party Proxy Voting Firm — Conflicts of Interests

      With respect to a third party proxy voting firm described herein, the Proxy Committee will periodically review and assess such firm’s policies, procedures and practices with respect to the disclosure and handling of conflicts of interest.

V.     VOTING POLICY

      These are policy guidelines that can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account holding the shares being voted. There may be occasions when different investment teams vote differently on the same issue. A ClearBridge investment team (e.g., ClearBridge’s Social Awareness Investment team) may adopt proxy voting policies that supplement these policies and procedures. In addition, in the case of Taft-Hartley clients, ClearBridge will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services’ (ISS) PVS Proxy Voting Guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

*Especially in the case of an apparent, as opposed to actual, conflict of interest, the Proxy Committee may resolve such conflict of interest by satisfying itself that ClearBridge’s proposed vote on a proxy issue is in the best interest of client accounts and is not being influenced by the conflict of interest

      (l) Election of Directors

      A. Voting on Director Nominees in Uncontested Elections.

1. We withhold our vote from a director nominee who:

(a) attended less than 75 percent of the company’s board and committee meetings without a valid excuse (illness, service to the nation/local government, work on behalf of the company);

(b) were members of the company’s board when such board failed to act on a shareholder proposal that received approval of a majority of shares cast for the previous two consecutive years;

(c) received more than 50 percent withheld votes of the shares cast at the previous board election, and the company has failed to address the issue as to why;

(d) is an insider where: (1) such person serves on any of the audit, compensation or nominating committees of the company’s board, (2) the company’s board performs the functions typically performed by a company’s audit, compensation and nominating committees, or (3) the full board is less than a majority independent;

(e) is a member of the company’s audit committee, when excessive non-audit fees were paid to the auditor, or there are chronic control issues and an absence of established effective control mechanisms.

2. We vote for all other director nominees.

      B. Chairman and CEO is the Same Person.

1. We vote on a case-by-case basis on shareholder proposals that would require the positions of the Chairman and CEO to be held by different persons. We would generally vote FOR such a proposal unless there are compelling reasons to vote against the proposal, including:

•	Designation of a lead director

•	Majority of independent directors (supermajority)

•	All independent key committees

•	Size of the company (based on market capitalization)

•	Established governance guidelines

•	Company performance

      C. Majority of Independent Directors

1. We vote for shareholder proposals that request that the board be comprised of a majority of independent directors. Generally that would require that the director have no connection to the company other than the board seat. In determining whether an independent director is truly independent (e.g. when voting on a slate of director candidates), we consider certain factors including, but not necessarily limited to, the following: whether the director or his/her company provided professional services to the company or its affiliates either currently or in the past year; whether the director has any transactional relationship with the company; whether the director is a significant customer or supplier of the company; whether the director is employed by a foundation or university that received significant grants or endowments from the company or its affiliates; and whether there are interlocking directorships.

2. We vote for shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

      D. Stock Ownership Requirements

1. We vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

      E. Term of Office

1. We vote against shareholder proposals to limit the tenure of independent directors.

      F. Director and Officer Indemnification and Liability Protection

1. Subject to subparagraphs 2, 3, and 4 below, we vote for proposals concerning director and officer indemnification and liability protection.

2. We vote for proposals to limit and against proposals to eliminate entirely director and officer liability for monetary damages for violating the duty of care.

3. We vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

4. We vote for only those proposals that provide such expanded coverage noted in subparagraph 3 above in cases when a director’s or officer’s legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) if only the director’s legal expenses would be covered.

      G. Director Qualifications

1. We vote case-by-case on proposals that establish or amend director qualifications. Considerations include how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

2. We vote against shareholder proposals requiring two candidates per board seat.

      (2) Proxy Contests

      A. Voting for Director Nominees in Contested Elections

1. We vote on a case-by-case basis in contested elections of directors. Considerations include: chronology of events leading up to the proxy contest; qualifications of director nominees (incumbents and dissidents); for incumbents, whether the board is comprised of a majority of outside directors; whether key committees (ie: nominating, audit, compensation) comprise solely of independent outsiders; discussion with the respective portfolio manager(s).

      B. Reimburse Proxy Solicitation Expenses

1. We vote on a case-by-case basis on proposals to provide full reimbursement for dissidents waging a proxy contest. Considerations include: identity of persons who will pay solicitation expenses; cost of solicitation; percentage that will be paid to proxy solicitation firms.

      (3) Auditors

      A. Ratifying Auditors

1. We vote for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position or there is reason to believe the independent auditor has not followed the highest level of ethical conduct. Specifically, we will vote to ratify auditors if the auditors only provide the company audit services and such other audit-related and non-audit services the provision of which will not cause such auditors to lose their independence under applicable laws, rules and regulations.

      B. Financial Statements and Director and Auditor Reports

1. We generally vote for management proposals seeking approval of financial accounts and reports and the discharge of management and supervisory board members, unless there is concern about the past actions of the company’s auditors or directors.

      C. Remuneration of Auditors

1. We vote for proposals to authorize the board or an audit committee of the board to determine the remuneration of auditors, unless there is evidence of excessive compensation relative to the size and nature of the company.

      D. Indemnification of Auditors

1. We vote against proposals to indemnify auditors.

      (4) Proxy Contest Defenses

      A. Board Structure: Staggered vs Annual Elections

1. We vote against proposals to classify the board.

2. We vote for proposals to repeal classified boards and to elect all directors annually.

      B. Shareholder Ability to Remove Directors

1. We vote against proposals that provide that directors may be removed only for cause.

2. We vote for proposals to restore shareholder ability to remove directors with or without cause.

3. We vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

4. We vote for proposals that permit shareholders to elect directors to fill board vacancies.

      C. Cumulative Voting

1. If plurality voting is in place for uncontested director elections, we vote for proposals to permit or restore cumulative voting.

2. If majority voting is in place for uncontested director elections, we vote against cumulative voting.

3. If plurality voting is in place for uncontested director elections, and proposals to adopt both cumulative voting and majority voting are on the same slate, we vote for majority voting and against cumulative voting.

      D. Majority Voting

1. We vote for non-binding and/or binding resolutions requesting that the board amend a company’s by-laws to stipulate that directors need to be elected with an affirmative majority of the votes cast, provided that it does not conflict with the state law where the company is incorporated. In addition, all resolutions need to provide for a carve-out for a plurality vote standard when there are more nominees than board seats (i.e., contested election). In addition, ClearBridge strongly encourages companies to adopt a post-election director resignation policy setting guidelines for the company to follow to promptly address situations involving holdover directors.

      E. Shareholder Ability to Call Special Meetings

1. We vote against proposals to restrict or prohibit shareholder ability to call special meetings.

2. We vote for proposals that remove restrictions on the right of shareholders to act independently of management.

      F. Shareholder Ability to Act by Written Consent

1. We vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

2. We vote for proposals to allow or make easier shareholder action by written consent.

      G. Shareholder Ability to Alter the Size of the Board

1. We vote for proposals that seek to fix the size of the board.

2. We vote against proposals that give management the ability to alter the size of the board without shareholder approval.

      H. Advance Notice Proposals

1. We vote on advance notice proposals on a case-by-case basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

      I. Amendment of By-Laws

1. We vote against proposals giving the board exclusive authority to amend the by-laws.

2. We vote for proposals giving the board the ability to amend the by-laws in addition to shareholders.

      J. Article Amendments (not otherwise covered by ClearBridge Proxy Voting Policies and Procedures).

We review on a case-by-case basis all proposals seeking amendments to the articles of association.

We vote for article amendments if:

•	shareholder rights are protected;

•	there is negligible or positive impact on shareholder value;

•	management provides adequate reasons for the amendments; and

•	the company is required to do so by law (if applicable).

      (5) Tender Offer Defenses

      A. Poison Pills

1. We vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

2. We vote on a case-by-case basis on shareholder proposals to redeem a company’s poison pill. Considerations include: when the plan was originally adopted; financial condition of the company; terms of the poison pill.

3. We vote on a case-by-case basis on management proposals to ratify a poison pill. Considerations include: sunset provision — poison pill is submitted to shareholders for ratification or rejection every 2 to 3 years; shareholder redemption feature — 10% of the shares may call a special meeting or seek a written consent to vote on rescinding the rights plan.

      B. Fair Price Provisions

1. We vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

2. We vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

      C. Greenmail

1. We vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

2. We vote on a case-by-case basis on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

      D. Unequal Voting Rights

1. We vote against dual class exchange offers.

2. We vote against dual class re-capitalization.

      E. Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

1. We vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

2. We vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

      F. Supermajority Shareholder Vote Requirement to Approve Mergers

1. We vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

2. We vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

      G. White Squire Placements

1. We vote for shareholder proposals to require approval of blank check preferred stock issues.

      (6) Miscellaneous Governance Provisions

      A. Confidential Voting

1. We vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: in the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

2. We vote for management proposals to adopt confidential voting subject to the proviso for contested elections set forth in sub-paragraph A.1 above.

      B. Equal Access

1. We vote for shareholder proposals that would allow significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

      C. Bundled Proposals

1. We vote on a case-by-case basis on bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests and therefore not in the best interests of the beneficial owners of accounts, we vote against the proposals. If the combined effect is positive, we support such proposals.

      D. Shareholder Advisory Committees

1. We vote on a case-by-case basis on proposals to establish a shareholder advisory committee. Considerations include: rationale and cost to the firm to form such a committee. We generally vote against such proposals if the board and key nominating committees are comprised solely of independent/outside directors.

      E. Other Business

We vote for proposals that seek to bring forth other business matters.

      F. Adjourn Meeting

We vote on a case-by-case basis on proposals that seek to adjourn a shareholder meeting in order to solicit additional votes.

      G. Lack of Information

We vote against proposals if a company fails to provide shareholders with adequate information upon which to base their voting decision.

      (7) Capital Structure

      A. Common Stock Authorization

1. We vote on a case-by-case basis on proposals to increase the number of shares of common stock authorized for issue, except as described in paragraph 2 below.

2. Subject to paragraph 3, below we vote for the approval requesting increases in authorized shares if the company meets certain criteria:

a) Company has already issued a certain percentage (i.e., greater than 50%) of the company’s allotment.

b) The proposed increase is reasonable (i.e., less than 150% of current inventory) based on an analysis of the company’s historical stock management or future growth outlook of the company.

3. We vote on a case-by-case basis, based on the input of affected portfolio managers, if holding is greater than 1% of an account.

      B. Stock Distributions: Splits and Dividends

1. We vote on a case-by-case basis on management proposals to increase common share authorization for a stock split, provided that the split does not result in an increase of authorized but un-issued shares of more than 100% after giving effect to the shares needed for the split.

      C. Reverse Stock Splits

1. We vote for management proposals to implement a reverse stock split, provided that the reverse split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the reverse split.

      D. Blank Check Preferred Stock

1. We vote against proposals to create, authorize or increase the number of shares with regard to blank check preferred stock with unspecified voting, conversion, dividend distribution and other rights.

2. We vote for proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).

3. We vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable

4. We vote for proposals requiring a shareholder vote for blank check preferred stock issues

      E. Adjust Par Value of Common Stock

1. We vote for management proposals to reduce the par value of common stock.

      F. Preemptive Rights

1. We vote on a case-by-case basis for shareholder proposals seeking to establish them and consider the following factors:

a) Size of the Company.

b) Characteristics of the size of the holding (holder owning more than 1% of the outstanding shares).

c) Percentage of the rights offering (rule of thumb less than 5%).

2. We vote on a case-by-case basis for shareholder proposals seeking the elimination of pre-emptive rights.

      G. Debt Restructuring

1. We vote on a case-by-case basis for proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. Generally, we approve proposals that facilitate debt restructuring.

      H. Share Repurchase Programs

1. We vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

      I. Dual-Class Stock

1. We vote for proposals to create a new class of nonvoting or subvoting common stock if:

•	It is intended for financing purposes with minimal or no dilution to current shareholders

•	It is not designed to preserve the voting power of an insider or significant shareholder

      J. Issue Stock for Use with Rights Plan

1. We vote against proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

      K. Debt Issuance Requests

When evaluating a debt issuance request, the issuing company’s present financial situation is examined. The main factor for analysis is the company’s current debt-to-equity ratio, or gearing level. A high gearing level may incline markets and financial analysts to downgrade the company’s bond rating, increasing its investment risk factor in the process. A gearing level up to l00 percent is considered acceptable.

We vote for debt issuances for companies when the gearing level is between zero and 100 percent.

We view on a case-by-case basis proposals where the issuance of debt will result in the gearing level being greater than 100 percent. Any proposed debt issuance is compared to industry and market standards.

      L. Financing Plans

We generally vote for the adopting of financing plans if we believe they are in the best economic interests of shareholders.

      (8) Executive and Director Compensation

      In general, we vote for executive and director compensation plans, with the view that viable compensation programs reward the creation of stockholder wealth by having high payout sensitivity to increases in shareholder value. Certain factors, however, such as repricing underwater stock options without shareholder approval, would cause us to vote against a plan. Additionally, in some cases we would vote against a plan deemed unnecessary.

      A. OBRA-Related Compensation Proposals

1. Amendments that Place a Cap on Annual Grant or Amend Administrative Features

a) We vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of the Internal Revenue Code.

2. Amendments to Added Performance-Based Goals

a) We vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of the Internal Revenue Code.

3. Amendments to Increase Shares and Retain Tax Deductions Under OBRA

a) We vote for amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) the Internal Revenue Code.

4. Approval of Cash or Cash-and-Stock Bonus Plans

a) We vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of the Internal Revenue Code.

      B. Expensing of Options

We vote for proposals to expense stock options on financial statements.

      C. Index Stock Options

We vote on a case by case basis with respect to proposals seeking to index stock options. Considerations include whether the issuer expenses stock options on its financial statements and whether the issuer’s compensation committee is comprised solely of independent directors.

      D. Shareholder Proposals to Limit Executive and Director Pay

1. We vote on a case-by-case basis on all shareholder proposals that seek additional disclosure of executive and director pay information. Considerations include: cost and form of disclosure. We vote for such proposals if additional disclosure is relevant to shareholder’s needs and would not put the company at a competitive disadvantage relative to its industry.

2. We vote on a case-by-case basis on all other shareholder proposals that seek to limit executive and director pay.

We have a policy of voting to reasonably limit the level of options and other equity-based compensation arrangements available to management to reasonably limit shareholder dilution and management compensation. For options and equity-based compensation arrangements, we vote FOR proposals or amendments that would result in the available awards being less than 10% of fully diluted outstanding shares (i.e. if the combined total of shares, common share equivalents and options available to be awarded under all current and proposed compensation plans is less than 10% of fully diluted shares). In the event the available awards exceed the 10% threshold, we would also consider the %

relative to the common practice of its specific industry (e.g. technology firms). Other considerations would include, without limitation, the following:

•	Compensation committee comprised of independent outside directors

•	Maximum award limits

•	Repricing without shareholder approval prohibited

      E. Golden Parachutes

1. We vote for shareholder proposals to have golden parachutes submitted for shareholder ratification.

2. We vote on a case-by-case basis on all proposals to ratify or cancel golden parachutes. Considerations include: the amount should not exceed 3 times average base salary plus guaranteed benefits; golden parachute should be less attractive than an ongoing employment opportunity with the firm.

      F. Employee Stock Ownership Plans (ESOPs)

1. We vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., generally greater than five percent of outstanding shares).

      G. 401(k) Employee Benefit Plans

1. We vote for proposals to implement a 401(k) savings plan for employees.

      H. Stock Compensation Plans

1. We vote for stock compensation plans which provide a dollar-for-dollar cash for stock exchange.

2. We vote on a case-by-case basis for stock compensation plans which do not provide a dollar-for-dollar cash for stock exchange using a quantitative model.

      I. Directors Retirement Plans

1. We vote against retirement plans for non-employee directors.

2. We vote for shareholder proposals to eliminate retirement plans for non-employee directors.

      J. Management Proposals to Reprice Options

1. We vote on a case-by-case basis on management proposals seeking approval to reprice options. Considerations include the following:

•	Historic trading patterns

•	Rationale for the repricing

•	Value-for-value exchange

•	Option vesting

•	Term of the option

•	Exercise price

•	Participation

      K. Shareholder Proposals Recording Executive and Director Pay

1. We vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

2. We vote against shareholder proposals requiring director fees be paid in stock only.

3. We vote for shareholder proposals to put option repricing to a shareholder vote.

4. We vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking unto account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

      (9) State/ Country of Incorporation

      A. Voting on State Takeover Statutes

1. We vote for proposals to opt out of state freeze-out provisions.

2. We vote for proposals to opt out of state disgorgement provisions.

      B. Voting on Re-incorporation Proposals

1. We vote on a case-by-case basis on proposals to change a company’s state or country of incorporation. Considerations include: reasons for re-incorporation (i.e., financial, restructuring, etc); advantages/benefits for change (i.e., lower taxes); compare the differences in state/country laws governing the corporation.

      C. Control Share Acquisition Provisions

1. We vote against proposals to amend the charter to include control share acquisition provisions.

2. We vote for proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

3. We vote for proposals to restore voting rights to the control shares.

4. We vote for proposals to opt out of control share cash-out statutes.

      (10) Mergers and Corporate Restructuring

      A. Mergers and Acquisitions

1. We vote on a case-by-case basis on mergers and acquisitions. Considerations include: benefits/advantages of the combined companies (i.e., economies of scale, operating synergies, increase in market power/share, etc...); offer price (premium or discount); change in the capital structure; impact on shareholder rights.

      B. Corporate Restructuring

1. We vote on a case-by-case basis on corporate restructuring proposals involving minority squeeze outs and leveraged buyouts. Considerations include: offer price, other alternatives/offers considered and review of fairness opinions.

      C. Spin-offs

1. We vote on a case-by-case basis on spin-offs. Considerations include the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

      D. Asset Sales

1. We vote on a case-by-case basis on asset sales. Considerations include the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

      E. Liquidations

1. We vote on a case-by-case basis on liquidations after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

      F. Appraisal Rights

1. We vote for proposals to restore, or provide shareholders with, rights of appraisal.

      G. Changing Corporate Name

1. We vote for proposals to change the “corporate name”, unless the proposed name change bears a negative connotation.

      H. Conversion of Securities

1. We vote on a case-by-case basis on proposals regarding conversion of securities. Considerations include the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

      I. Stakeholder Provisions

1. We vote against proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

      (11) Social and Environmental Issues

      A. In general we vote on a case-by-case basis on shareholder social and environmental proposals, on the basis that their impact on share value can rarely be anticipated with any high degree of confidence. In most cases, however, we vote for disclosure reports that seek additional information, particularly when it appears the company has not adequately addressed shareholders’ social and environmental concerns. In determining our vote on shareholder social and environmental proposals, we also analyze the following factors:

1. whether adoption of the proposal would have either a positive or negative impact on the company’s short-term or long-term share value;

2. the percentage of sales, assets and earnings affected;

3. the degree to which the company’s stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing;

4. whether the issues presented should be dealt with through government or company-specific action;

5. whether the company has already responded in some appropriate manner to the request embodied in a proposal;

6. whether the company’s analysis and voting recommendation to shareholders is persuasive;

7. what other companies have done in response to the issue;

8. whether the proposal itself is well framed and reasonable;

9. whether implementation of the proposal would achieve the objectives sought in the proposal; and

10. whether the subject of the proposal is best left to the discretion of the board.

      B. Among the social and environmental issues to which we apply this analysis are the following:

1. Energy and Environment

2. Equal Employment Opportunity and Discrimination

3. Product Integrity and Marketing

4. Human Resources Issues

      (12) Miscellaneous

      A. Charitable Contributions

1. We vote against proposals to eliminate, direct or otherwise restrict charitable contributions.

      B. Operational Items

1. We vote against proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

2. We vote against proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

3. We vote for by-law or charter changes that are of a housekeeping nature (updates or corrections).

4. We vote for management proposals to change the date/ time/ location of the annual meeting unless the proposed change is unreasonable.

5. We vote against shareholder proposals to change the date/ time/ location of the annual meeting unless the current scheduling or location is unreasonable.

6. We vote against proposals to approve other business when it appears as voting item.

      C. Routine Agenda Items

In some markets, shareholders are routinely asked to approve:

•	the opening of the shareholder meeting

•	that the meeting has been convened under local regulatory requirements

•	the presence of a quorum

•	the agenda for the shareholder meeting

•	the election of the chair of the meeting

•	regulatory filings

•	the allowance of questions

•	the publication of minutes

•	the closing of the shareholder meeting

We generally vote for these and similar routine management proposals.

      D. Allocation of Income and Dividends

We generally vote for management proposals concerning allocation of income and the distribution of dividends, unless the amount of the distribution is consistently and unusually small or large.

      E. Stock (Scrip) Dividend Alternatives

1. We vote for most stock (scrip) dividend proposals.

2. We vote against proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

      (13) ClearBridge has determined that registered investment companies, particularly closed end investment companies, raise special policy issues making specific voting guidelines frequently inapplicable. To the extent that ClearBridge has proxy voting authority with respect to shares of registered investment companies, ClearBridge shall vote such shares in the best interest of client accounts and subject to the general fiduciary principles set forth herein without regard to the specific voting guidelines set forth in Section V (1) through (12).

      The voting policy guidelines set forth in this Section V may be changed from time to time by ClearBridge in its sole discretion.

VI.     OTHER CONSIDERATIONS

      In certain situations, ClearBridge may determine not to vote proxies on behalf of a client because Clear Bridge believes that the expected benefit to the client of voting shares is outweighed by countervailing considerations. Examples of situations in which ClearBridge may determine not to vote proxies on behalf of a client include:

(1)     Share Blocking

      Proxy voting in certain countries requires “share blocking.” This means that shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (e.g., one week) with a designated depositary. During the blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares have been returned to client accounts by the designated depositary. In deciding whether to vote shares subject to share blocking, ClearBridge will consider and weigh, based on the particular facts and circumstances, the expected benefit to clients of voting in relation to the detriment to clients of not being able to sell such shares during the applicable period.

(2)     Securities on Loan

      Certain clients of ClearBridge, such as an institutional client or a mutual fund for which ClearBridge acts as a sub-adviser, may engage in securities lending with respect to the securities in their accounts. ClearBridge typically does not direct or oversee such securities lending activities. To the extent feasible and practical under the circumstances, ClearBridge will request that the client recall shares that are on loan so that such shares can be voted if ClearBridge believes that the expected benefit to the client of voting such shares outweighs the detriment to the client of recalling such shares (e.g., foregone income). The ability to timely recall shares for proxy voting purposes typically is not entirely within the control of ClearBridge and requires the cooperation of the client and its other service providers. Under certain circumstances, the recall of shares in time for such shares to be voted may not be possible due to applicable proxy voting record dates and administrative considerations.

VII.     DISCLOSURE OF PROXY VOTING

      ClearBridge employees may not disclose to others outside of ClearBridge (including employees of other Legg Mason business units) how ClearBridge intends to vote a proxy absent prior approval from ClearBridge Legal or Compliance, except that a ClearBridge investment professional may disclose to a third party (other than an employee of another Legg Mason business unit) how it intends to vote without obtaining prior approval from ClearBridge Legal or Compliance if (1) the disclosure is intended to facilitate a discussion of publicly available information by ClearBridge personnel with a representative of a company whose securities are the subject of the proxy, (2) the company’s market capitalization exceeds $1 billion and (3) ClearBridge has voting power with respect to less than 5% of the outstanding common stock of the company. Do we still want to do this absent preapproval from legal/compliance?

      If a ClearBridge employee receives a request to disclose ClearBridge’s proxy voting intentions to, or is otherwise contacted by, another person outside of ClearBridge (including an employee of another Legg Mason business unit) in connection with an upcoming proxy voting matter, he/she should immediately notify ClearBridge Legal/ Compliance.

VIII.     RECORD KEEPING AND OVERSIGHT

      ClearBridge shall maintain the following records relating to proxy voting:

–	a copy of these policies and procedures;

–	a copy of each proxy form (as voted);

–	a copy of each proxy solicitation (including proxy statements) and related materials with regard to each vote;

–	documentation relating to the identification and resolution of conflicts of interest;

–	any documents created by ClearBridge that were material to a proxy voting decision or that memorialized the basis for that decision; and

–	a copy of each written client request for information on how ClearBridge voted proxies on behalf of the client, and a copy of any written response by ClearBridge to any (written or oral) client request for information on how ClearBridge voted proxies on behalf of the requesting client.

      Such records shall be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of the ClearBridge adviser.

      To the extent that ClearBridge is authorized to vote proxies for a United States Registered Investment Company, ClearBridge shall maintain such records as are necessary to allow such fund to comply with its recordkeeping, reporting and disclosure obligations under applicable laws, rules and regulations.

      In lieu of keeping copies of proxy statements, ClearBridge may rely on proxy statements filed on the EDGAR system as well as on third party records of proxy statements and votes cast if the third party provides an undertaking to provide the documents promptly upon request.

ClearBridge Appendix A

Memorandum

To:	All ClearBridge Employees

From:	legal and Compliance

Date:

Re:	Updated ClearBridge Proxy Voting Policies and Procedures Conflicts of Interest with respect to Proxy Voting

ClearBridge Advisors (ClearBridge) currently has in place proxy voting policies and procedures designed to ensure that proxies are voted in the best interest of client accounts. Accompanying this memorandum is a copy of ClearBridge’s Proxy Voting Policies and Procedures that have been updated, effective as of (Date). The proxy voting policies and procedures are designed to comply with the SEC rule under the Investment Advisers Act that addresses an investment adviser’s fiduciary obligation to its clients when voting proxies. AS DISCUSSED IN MORE DETAIL BELOW, CLEARBRIDGE EMPLOYEES ARE UNDER AN OBLIGATION (i) TO BE AWARE OF THE POTENTIAL FOR CONFLICTS OF INTEREST ON THE PART OF CLEARBRIDGE IN VOTING PROXIES ON BEHALF OF CLIENT ACCOUNTS BOTH AS A RESULT OF AN EMPLOYEE’S PERSONAL RELATIONSHIPS AND DUE TO SPECIAL CIRCUMSTANCES THAT MAY ARISE DURING THE CONDUCT OF CLEARBRIDGE’S BUSINESS, AND (ii) TO BRING CONFLICTS OF INTEREST OF WHICH THEY BECOME AWARE TO THE ATTENTION OF CLEARBRIDGE COMPLIANCE.

      The updated proxy voting policies and procedures are substantially similar to the policies and procedures currently in effect in terms of ClearBridge’s stated position on certain types of proxy issues and the factors and considerations taken into account by ClearBridge in voting on certain other types of proxy issues.

      While, as described in Section IV of the updated policies and procedures, ClearBridge will seek to identify significant ClearBridge client relationships and significant, publicized non-ClearBridge Legg Mason affiliate client relationships1 which could present ClearBridge with a conflict of interest in voting proxies, all ClearBridge employees must play an important role in helping our organization identify potential conflicts of interest that could impact ClearBridge’s proxy voting. ClearBridge employees need to (i) be aware of the potential for conflicts of interest on the part of ClearBridge in voting proxies on behalf of client accounts both as a result of an employee’s personal relationships and due to special circumstances that may arise during the conduct of ClearBridge’s business, and (ii) bring conflicts of interest of which they become aware to the attention of a ClearBridge compliance officer.

      A conflict of interest arises when the existence of a personal or business relationship on the part of ClearBridge or one of its employees or special circumstances that arise during the conduct of ClearBridge’s business might influence, or appear to influence, the manner in which ClearBridge decides to vote a proxy. An example of a personal relationship that creates a potential conflict of interest would be a situation in which a ClearBridge employee (such as a portfolio manager or senior level executive) has a spouse or other close

1,2 As a general matter, ClearBridge takes the position that relationships between a non-ClearBridge Legg Mason affiliate and an issuer (e.g., investment management relationship between an issuer and a non-ClearBridge Legg Mason affiliate) do not present a conflict of interest for ClearBridge in voting proxies with respect to such issuer. Such position is based on the fact that ClearBridge is operated as an independent business unit from other Legg Mason business units as well as on the existence of information barriers between ClearBridge and certain other Legg Mason business units. ClearBridge is sensitive to the fact that a significant, publicized relationship between an issuer and a non-ClearBridge Legg Mason affiliate might appear to the public to influence the manner in which ClearBridge decides to vote a proxy with respect to such issuer. As noted, ClearBridge seeks to identify such significant, publicized relationships, and for prudential reasons brings such identified situations to the attention of the Proxy Committee, as described herein. Special circumstances, such as those described in the noted examples, also could cause ClearBridge to consider whether non-ClearBridge relationships between a Legg Mason affiliate and an issuer present a conflict of interest for ClearBridge with respect to such issuer.

relative who serves as a director or senior executive of a company. An example of “special circumstances” would be explicit or implicit pressure exerted by a ClearBridge relationship to try to influence ClearBridge’s vote on a proxy with respect to which the ClearBridge relationship is the issuer. Another example would be a situation in which there was contact between ClearBridge and non-ClearBridge personnel in which the non-ClearBridge Legg Mason personnel, on their own initiative or at the prompting of a client of a non-ClearBridge unit of Legg Mason, tried to exert pressure to influence ClearBridge’s proxy vote2. Of course, the foregoing examples are not exhaustive, and a variety of situations may arise that raise conflict of interest questions for ClearBridge. You are encouraged to raise and discuss with ClearBridge Compliance particular facts and circumstances that you believe may raise conflict of interest issues for ClearBridge.

      As described in Section IV of the updated policies and procedures, ClearBridge has established a Proxy Committee to assess the materiality of conflicts of interest brought to its attention by ClearBridge Compliance as well as to agree upon appropriate methods to resolve material conflicts of interest before proxies affected by the conflicts of interest are voted3. As described in the updated policies and procedures, there are a variety of methods and approaches that the Proxy Committee may utilize to resolve material conflicts of interest. Please note that ClearBridge employees should report all conflicts of interest of which they become aware to ClearBridge Compliance. It is up to the Proxy Committee to assess the materiality of conflicts of interest brought to its attention and to agree upon an appropriate resolution with respect to conflicts of interest determined to be material.

      The obligation of ClearBridge employees to be sensitive to the issue of conflicts of interest and to bring conflicts of interest to the attention of ClearBridge Compliance is a serious one. Failure to do so can lead to negative legal, regulatory, and reputational consequences for the firm as well as to negative regulatory and disciplinary consequences for the ClearBridge employee. Please consult with a ClearBridge Compliance officer if you have any questions concerning your obligations with respect to conflicts of interest under the updated proxy voting policies and procedures.

3 Exceptions apply: (i) with respect to a proxy issue that will be voted in accordance with a stated ClearBridge position on such issue, and (ii) with respect to a proxy issue that will be voted in accordance with the recommendation of an independent third party. Such issues are not brought to the attention of the Proxy Committee because ClearBridge’s position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party.

Clearbridge Appendix B

Proxy Committee Members

Investment Management Representatives

Michael Magee

Eric Thomson, Secretary
Peter Vanderlee, Chairman

Legal Representatives

Leonard Larrabee

Michael Scanlon

Compliance Representatives

Barbara Manning

Brian Murphy

Operations

Denise Corsetti

Tammie Kim

At least one representative from each of Investment Management, Legal and Compliance must participate in any deliberations and decisions of the Proxy Committee relating to potential conflicts of interest.

APPENDIX F

Goldman Sachs

      Proxy voting and Goldman Sachs’ understanding of corporate governance issues are important elements of the portfolio management services Goldman Sachs’ performs for our advisory clients who have authorized us to address these matters on their behalf. Goldman Sachs has adopted policies and procedures (the Goldman Sachs Policy) for the voting of proxies on behalf of client accounts for which we have voting discretion. Under the Goldman Sachs Policy, Goldman Sachs’ guiding principles in performing proxy voting are to make decisions that: (i) favor proposals that tend to maximize a company’s shareholder value; and (ii) are not influenced by conflicts of interest. These principles reflect Goldman Sachs’ belief that sound corporate governance will create a framework within which a company can be managed in the interest of its shareholders.

      The principles and positions reflected in the Goldman Sachs Policy are designed to guide Goldman Sachs in voting proxies, and not necessarily in making investment decisions. Senior management of Goldman Sachs will periodically review the Goldman Sachs Policy to ensure that it continues to be consistent with Goldman Sachs’ guiding principles.

Public Equity Investments

      To implement these guiding principles for investments in publicly-traded equities, Goldman Sachs follows proxy voting guidelines (the Goldman Sachs Guidelines) developed by Institutional Shareholder Services (ISS), except in certain circumstances, which are generally described below. The Goldman Sachs Guidelines embody the positions and factors Goldman Sachs’ generally considers important in casting proxy votes. They address a wide variety of individual topics, including, among others, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals.

      ISS has been retained to review proxy proposals and make voting recommendations in accordance with the Goldman Sachs Guidelines. While it is Goldman Sachs’ policy generally to follow the Goldman Sachs Guidelines and recommendations from ISS, the Goldman Sachs’ portfolio management teams (Portfolio Management Teams) retain the authority on any particular proxy vote to vote differently from the Goldman Sachs Guidelines or a related ISS recommendation, in keeping with their different investment philosophies and processes. Such decisions, however, remain subject to a review and approval process, including a determination that the decision is not influenced by any conflict of interest. In forming their views on particular matters, the Portfolio Management Teams are also permitted to consider applicable regional rules and practices, including codes of conduct and other guides, regarding proxy voting, in addition to the Goldman Sachs Guidelines and recommendations from ISS.

      In addition to assisting Goldman Sachs in developing substantive proxy voting positions, ISS also updates and revises the Goldman Sachs Guidelines on a periodic basis, and the revisions are reviewed by Goldman Sachs to determine whether they are consistent with Goldman Sachs’ guiding principles. ISS also assists Goldman Sachs’ in the proxy voting process by providing operational, recordkeeping and reporting services.

      Goldman Sachs is responsible for reviewing its relationship with ISS and for evaluating the quality and effectiveness of the various services provided by ISS. Goldman Sachs may hire other service providers to replace or supplement ISS with respect to any of the services the Investment Adviser currently receives from ISS.

F-1

      Goldman Sachs has implemented procedures that are intended to prevent conflicts of interest from influencing proxy voting decisions. These procedures include Goldman Sachs’ use of ISS as an independent third party, a review and approval process for individual decisions that do not follow ISS’s recommendations, and the establishment of information barriers between Goldman Sachs and other businesses within The Goldman Sachs Group, Inc.

Fixed Income and Private Investments

      Voting decisions with respect to fixed income securities and the securities of privately held issuers generally will be made by a Fund’s managers based on their assessment of the particular transactions or other matters at issue.

F-2

APPENDIX G

Highland Capital

1. Application; General Principles

      1.1 These policies apply to securities held in Client accounts as to which the above-captioned investment adviser (the “Company”) has voting authority, directly or indirectly. Indirect voting authority exists where the Company’s voting authority is implied by a general delegation of investment authority without reservation of proxy voting authority.

      1.2 The Company shall vote proxies in respect of securities owned by or on behalf of a Client in the Client’s best economic interests and without regard to the interests of the Company or any other Client of the Company.

2. Voting; Procedures

      2.1 To provide centralized management of the proxy voting process, the Company shall establish a Proxy Voting Committee.

2.1.1 The Proxy Voting Committee shall be comprised of at least the following persons: one or more portfolio managers and one or more representatives of the legal/compliance area.

2.1.2 The Proxy Voting Committee shall:

•	supervise the proxy voting process, including the identification of material conflicts of interest involving the Company and the proxy voting process in respect of securities owned by or on behalf of such Clients;

•	determine how to vote proxies relating to issues not covered by these policies; and

•	determine when the Company may deviate from these policies.

      2.2 The Proxy Voting Committee shall cause proxies to be voted in the best interests of the Client.

2.2.1 For Clients that are registered investment companies or business development companies (“Funds”), where a material conflict of interest has been identified the Company shall disclose the conflict and the Proxy Voting Committee’s determination of the manner in which to vote to the Fund’s Board of Directors. The Proxy Voting Committee’s determination shall take into account only the interests of the Fund, and the Proxy Voting Committee shall document the basis for the decision and furnish the documentation to the Board of Directors.

2.2.2 For Clients other than Funds, where a material conflict of interest has been identified the Proxy Voting Committee shall disclose the conflict to the Client and advise the Client that its securities will be voted only upon the Client’s written direction.

      2.3 The Company may determine not to vote proxies in respect of securities of any issuer if it determines it would be in its Client’s overall best interests not to vote. Such determination may apply in respect of all Client holdings of the securities or only certain specified Clients, as the Company deems appropriate under the circumstances. As examples, the Proxy Voting Committee may determine: (a) not to recall securities on loan if, in its judgment, the negative consequences to Clients of disrupting the securities lending program would outweigh the benefits of voting in the particular instance or (b) not to vote certain foreign securities positions if, in its judgment, the expense and administrative inconvenience outweighs the benefits to Clients of voting the securities.

      2.4 The Company’s “Covered Persons” (as defined in the Funds’ and the Company’s Policies and Procedures Designed to Detect and Prevent Insider Trading and to Comply with Rule 17j-1 of the Investment Company Act of 1940, as amended (each, a “Code of Ethics”)) will not vote proxies in respect of securities in which such Covered Persons (and certain other persons as described in the Code of Ethics) have a beneficial interest contrary to the Company’s votes on behalf of Clients.

3.	Conflicts of Interest

      3.1 Voting the securities of an issuer where the following relationships or circumstances exist are deemed to give rise to a material conflict of interest for purposes of these policies:

3.1.1 The issuer is a Client of the Company accounting for more than 5% of the Company’s annual revenues.

3.1.2 The issuer is an entity that reasonably could be expected to pay the Company more than $1 million through the end of the Company’s next two full fiscal years.

3.1.3 The issuer is an entity in which an officer or director of the Company or a relative of any such person is or was an officer, director or employee, or such person or relative otherwise has received more than $150,000 in fees, compensation and other payment from the issuer during the Company’s last three fiscal years.

3.1.4 The matter under consideration could reasonably be expected to result in a financial benefit to the Company of at least $1 million through the end of the Company’s next two full fiscal years (for example, a vote to increase an investment advisory fee for a mutual fund advised by the Company or an affiliate).

3.1.5 Another Client or prospective Client of the Company, directly or indirectly, conditions future engagement of the Company on voting proxies in respect of any Client’s securities on a particular matter in a particular way.

3.1.6 Any other circumstance where the Company’s duty to serve its Clients’ interests, typically referred to as its “duty of loyalty,” could be compromised.

      3.2 Notwithstanding the foregoing, a conflict of interest described in Section 3.1 shall not be considered material for the purposes of these policies in respect of a specific vote or circumstance if:

3.2.1 The securities in respect of which the Company has the power to vote account for less than 1% of the issuer’s outstanding voting securities, but only if: (i) such securities do not represent one of the 10 largest holdings of such issuer’s outstanding voting securities and (ii) such securities do not represent more than 2% of the Client’s holdings with the Company.

3.2.2 The matter to be voted on relates to a restructuring of the terms of existing securities or the issuance of new securities or a similar matter arising out of the holding of securities, other than common equity, in the context of a bankruptcy or threatened bankruptcy of the issuer.

4.	Recordkeeping and Retention

      4.1 The Company shall retain records relating to the voting of proxies, including:

4.1.1 Copies of these policies and any amendments thereto.

4.1.2 A copy of each proxy statement that the Company receives regarding Client securities.

4.1.3 Records of each vote cast by the Company on behalf of Clients.

4.1.4 A copy of any documents created by the Company that were material to making a decision how to vote or that memorializes the basis for that decision.

4.1.5 A copy of each written request for information on how the Company voted proxies on behalf of the Client, and a copy of any written response by the Company to any (oral or written) request for information on how the Company voted.

      4.2 These records shall be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the Company’s fiscal year during which the last entry was made in the records, the first two years in an appropriate office of the Company.

      4.3 The Company may rely on proxy statements filed on the SEC’s EDGAR system or on proxy statements and records of votes cast by the Company maintained by a third party, such as a proxy voting service (provided the Company had obtained an undertaking from the third party to provide a copy of the proxy statement or record promptly on request).

APPENDIX H

Janus

      The Janus Proxy Voting Guidelines (the “Guidelines”) below summarize Janus Capital Management LLC’s (“Janus”) positions on various issues of concern to investors and give a general indication of how portfolio securities will be voted on proposals dealing with particular issues. The Guidelines, together with the Janus Proxy Voting Procedures (the “Procedures”), will be used for voting proxies on behalf of all Janus clients (including mutual funds) for which Janus has voting authority. Janus will only accept direction from a client to vote proxies for that client’s account pursuant to: 1) the Guidelines; 2) the recommendations of the Risk Metrics Group, formerly known as Institutional Shareholder Services (the “Proxy Voting Service”); or 3) the recommendations of the Proxy Voting Service under their Proxy Voter Services program.

      Janus has retained the services of the Proxy Voting Service, an industry expert in proxy issues and corporate governance matters. The Proxy Voting Service provides Janus with in-depth analysis and recommendations on complex proxy issues. While Janus attempts to apply the following Guidelines to proxy proposals, Janus reserves the right to use the Proxy Voting Service’s expertise and recommendations on more complex issues, including: executive compensation, foreign issuer proxies, and proposals that may not otherwise be addressed by the Guidelines. The Proxy Voting Service is instructed to vote all proxies relating to portfolio securities in accordance with these Guidelines, except as otherwise instructed by Janus. The Proxy Voting Service, may not, in all instances, have or provide research, analysis and recommendations on proxy issues. For example, the Proxy Voting Service may not provide such analysis and research for privately held companies. In such instances, the Proxy Administrator shall refer such proxy proposal to the portfolio manager.

      The Guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies are so varied, there may be instances when Janus may not vote in strict adherence to the Guidelines. In addition, Janus portfolio managers and assistant portfolio managers are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders and notifying the Proxy Administrator in the Investment Accounting Group of circumstances where the interests of Janus’ clients may warrant a vote contrary to the Guidelines. In such instances, the portfolio manager or assistant portfolio manager will submit a written rationale to the Proxy Voting Committee. The Proxy Voting Committee reviews the rationale to determine: i) whether the rationale appears reasonable; and ii) whether any business relationship with the issuer of the proxy could have created a conflict of interest influencing the vote (see Procedures for additional Conflicts of Interest details).

      In many foreign markets, shareholders who vote proxies for shares of a foreign issuer are not able to trade in that company’s stock within a given period of time on or around the shareholder meeting date. This practice is known as “share blocking.” In countries where share blocking is practiced, Janus will only vote proxies if the portfolio manager or assistant portfolio manager determines that the shareholder benefit of voting the proxies outweighs the risk of not being able to sell the securities. In addition, international issuers may be subject to corporate governance standards and a proxy solicitation process that substantially differs from domestic standards and practices. Janus will generally vote international issuer proxies using the Guidelines unless; the application of the Guidelines is inconsistent with corporate governance standards and practices in the foreign market, in which case Janus may refer to the research, analysis and recommendations provided by the Proxy Voting Service.

      The Janus funds participate in a securities lending program under which shares of an issuer may be on loan while that issuer is conducting a proxy solicitation. Generally, if shares of an issuer are on loan during a proxy solicitation, a fund cannot vote the shares. Janus fund managers have discretion to instruct the Proxy Administrator to pull back lent shares before proxy record dates and vote proxies.

      In circumstances where the Janus funds held a security as of record date, but Janus sells its holdings prior to the shareholder meeting, Janus will abstain from voting that proxy.

      The following guidelines are grouped according to the types of proposals generally presented to shareholders.

Board of Directors Issues

      The quality of management is a key consideration in the decision to invest in a company. Because management is in the best possible position to evaluate the qualifications and needs of a particular board, Janus considers the recommendation of management to be an important factor in making these decisions.

       1. For domestic market and applicable foreign market issuers, Janus will generally vote in favor of slates of director candidates that have a majority of independent directors (as determined by the Proxy Voting Service) and oppose slates of director candidates that do not have a majority independent director.

       2. After taking into consideration country-specific practices, Janus will generally vote in favor of uncontested director candidates, unless they:

•	attend less than 75% of the board and committee meetings without a valid excuse;

•	ignore or otherwise fail to support shareholder proposals that are approved by a majority of the shares outstanding;

•	are non-independent directors and sit on the audit, compensation or nominating committees;

•	are non-independent directors and the board does not have an audit, compensation, or nominating committees;

•	are audit committee members and the non-audit fees paid to the auditor are excessive (as determined by the Proxy Voting Service);

•	are audit committee members and the company has been deemed to have serious material weaknesses in its internal controls (as determined by the Proxy Voting Service);

•	serve as directors on an excessive number of boards (“Overboarded”) (as determined by the Proxy Voting Service); or

•	are compensation committee members and the company has poor compensation practices (as determined by the Proxy Voting Service).

       3. Janus will evaluate proposals relating to contested director candidates and/or contested slates of directors on case-by-case basis.*

       4. Janus will generally vote in favor of proposals to increase the minimum number of independent directors.

       5. Janus believes that attracting qualified director candidates is important to overall company success and effective corporate governance. As such, Janus will generally vote in favor of proposals regarding director indemnification arrangements.

       6. Janus will generally vote in favor of proposals to increase the size of a board of directors so long as the board has a majority independent directors.

       7. If the purpose of the proposal is to promote anti-takeover measures, Janus will generally vote against proposals relating to decreasing the size of a board of directors.

       8. Janus will generally vote against proposals advocating classified or staggered boards of directors.

       9. Janus will generally vote with management regarding proposals to declassify a board.

*	All discretionary votes of this nature are cast solely in the interests of shareholders and without regard to any other Janus relationship, business or otherwise.

      10. Janus will generally vote in favor of proposals to separate the role of the Chairman from the role of the CEO.

Auditors

      11. Janus will vote in favor of proposals asking for approval of auditors, unless: (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) fees for non-audit services are excessive (as determined by the Proxy Voting Service); or (3) there is reason to believe that the independent auditor has rendered an opinion, which is neither accurate nor indicative of the company’s financial position.

      12. Janus will evaluate proposals relating to contested auditors on a case-by-case basis.*

      13. Janus will generally vote in favor of proposals to appoint internal statutory auditors.

Equity Based Compensation Plans

      Equity based compensation plans are important tools in attracting and retaining desirable employees. Janus believes these plans should be carefully applied with the intention of maximizing shareholder value. With this in mind, Janus will evaluate proposals relating to executive and director compensation plans on a case-by-case basis.

      Janus will assess the potential cost of an equity based compensation plan using the research provided by the Proxy Voting Service. The research is designed to estimate the total cost of a proposed plan and identify factors that demonstrate good stewardship of investors’ interests regarding executive compensation. The Proxy Voting Service evaluates whether the estimated cost is reasonable by comparing the cost to an allowable cap. The allowable cap is industry-specific, market cap-based, and pegged to the average amount paid by companies performing in the top quartile of their peer groups. If the proposed cost is above the allowable cap, Janus will generally vote against the plan.

      In addition, Janus will generally oppose plans that:

•	provide for re-pricing of underwater options;

•	provide for automatic replenishment (“evergreen”) or reload options;

•	create an inconsistent relationship between long term share performance and compensation increases; and/or

•	are proposed by management and do not demonstrate good stewardship of investors’ interests regarding executive compensation (as determined by the Proxy Voting Service).

Other Compensation Related Proposals

      14. Janus will generally vote in favor of proposals relating to ESPPs  — so long as shares purchased through plans are priced no less than 15% below market value.

      15. Janus will generally vote in favor of proposals requiring the expensing of options.

      16. Janus will generally oppose proposals requesting approval to make material amendments to equity based compensation plans without shareholder approval.

      17. Janus will generally oppose proposals regarding the re-pricing of underwater options.

      18. Janus will generally oppose proposals requesting approval of loans to officers, executives and board members of an issuer.

*	All discretionary votes of this nature are cast solely in the interests of shareholders and without regard to any other Janus relationship, business or otherwise.

      19. Janus will generally oppose proposals requesting approval of automatic share replenishment (“evergreen”) features of equity based compensation plans.

      20. Janus will generally oppose the issuance of reload options (stock option that is automatically granted if an outstanding stock option is exercised during a window period).

      21. Janus will vote in favor of proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

      22. Janus will vote on a case-by-case basis on proposals to ratify or cancel golden or tin parachutes. An acceptable parachute should include the following:

•	The parachute should be less attractive than an ongoing employment opportunity with the firm;

•	The triggering mechanism should be beyond the control of management; and

•	The amount should not exceed three times base salary plus guaranteed benefits.

      23. Janus will generally vote in favor of proposals intended to increase long-term stock ownership by executives, officers and directors. These may include:

•	requiring executive officers and directors to hold a minimum amount of stock in the company;

•	requiring stock acquired through exercised options to be held for a certain period of time; and

•	using restricted stock grants instead of options.

Other Corporate Matters

      24. Janus will generally vote in favor of proposals relating to the issuance of dividends and stock splits.

      25. Janus will generally vote against proposals regarding supermajority voting rights (for example to approve acquisitions or mergers).

      26. Janus will generally oppose proposals for different classes of stock with different voting rights.

      27. Janus will evaluate proposals relating to issuances with and without preemptive rights on a case-by-case basis. For foreign issuer proxies, Janus will solicit research from the Proxy Voting Service.*

      28. Janus will generally vote against proposals seeking to implement measures designed to prevent or obstruct corporate takeovers (includes “poison pills”).

      29. Janus will evaluate proposals seeking to increase the number of shares of common stock authorized for issue on a case-by-case basis. For domestic issuers, Janus will use quantitative criteria provided by the Proxy Voting Service to measure the reasonableness of the proposed share increase as compared against a measure of industry peers. For foreign issuer proxies, Janus will solicit research from the Proxy Voting Service.

      30. Janus will evaluate proposals regarding the issuance of debt, including convertible debt, on a case-by-case basis.*

      31. Janus will generally vote in favor of proposals regarding the authorization of the issuer’s Board of Directors to repurchase shares.

      32. Janus will evaluate plans of reorganization on a case-by-case basis.*

      33. Janus will generally vote in favor of proposals regarding changes in the state of incorporation of an issuer.

      34. Janus will generally vote in favor of proposals regarding changes in company name.

*	All discretionary votes of this nature are cast solely in the interests of shareholders and without regard to any other Janus relationship, business or otherwise.

      35. Janus will evaluate proposals relating to the continuance of a company on a case-by-case basis.*

      36. Janus will evaluate proposals regarding acquisitions, mergers, tender offers or changes in control on a case-by-case basis.*

      37. Janus will generally oppose proposals to authorize preferred stock whose voting, conversion, dividend and other rights are determined at the discretion of the Board of Directors when the stock is issued (“blank check stock”).

      38. Janus will generally vote in favor of proposals to lower the barriers to shareholder action (i.e., limited rights to call special meetings, limited rights to act by written consents).

      39. Janus will generally vote in favor of proposals to adopt cumulative voting unless otherwise recommended by the Proxy Voting Service.

      40. Janus will generally vote in favor of proposals to require that voting be confidential.

      41. Janus will generally oppose proposals requesting authorization of political contributions (mainly foreign).

      42. Janus will generally vote in favor of proposals relating to the administration of an annual shareholder meeting.

      43. Janus will vote against proposals to approve “other business” when it appears as voting item.

Shareholder Proposals

      Janus Capital is primarily concerned with the economic impact of shareholder proposals on a company’s short and long-term share value. Janus will generally apply the Guidelines to shareholder proposals while weighing the following considerations:

      44. Janus will generally abstain from voting on shareholder proposals that relate to social, moral or ethical issues, or issues that place arbitrary constraints on the board or management of a company.

      45. For shareholder proposals outside the scope of the Guidelines, Janus will solicit additional research and a recommendation from the Proxy Voting Service. Janus will always reserve the right to over-ride a recommendation provided by the Proxy Voting Service.*

Updated 2/08

*	All discretionary votes of this nature are cast solely in the interests of shareholders and without regard to any other Janus relationship, business or otherwise.

Janus Proxy Voting Procedures

      The following represents the procedures for Janus Capital Management LLC (“Janus”) with respect to the voting of proxies on behalf of all clients, including mutual funds advised by Janus, for which Janus has voting responsibility and the keeping of records relating to proxy voting.

      General Policy. Janus votes proxies in the best interest of its clients. Janus will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization (other than the research and information provided by the Proxy Voting Service (as hereinafter defined)). Janus will only accept direction from a client to vote proxies for that client’s account pursuant to: 1) the Janus Capital Management LLC Proxy Voting Guidelines (“Guidelines”); 2) the recommendations of The Risk Metrics Group, formerly known as Institutional Shareholder Services (the “Proxy Voting Service”); or 3) the recommendations of the Proxy Voting Service under their Proxy Voter Services program.

      ERISA Plan Policy. On behalf of client accounts subject to ERISA, Janus seeks to discharge its fiduciary duty by voting proxies solely in the best interest of the participants and beneficiaries of such plans. Janus recognizes that the exercise of voting rights on securities held by ERISA plans for which Janus has voting responsibility is a fiduciary duty that must be exercised with care, skill, prudence and diligence. In voting proxies for ERISA accounts, Janus will exercise its fiduciary responsibility to vote all proxies for shares for which it has investment discretion as investment manager unless the power to vote such shares has been retained by the appointing fiduciary as set forth in the documents in which the named fiduciary has appointed Janus as investment manager.

      Proxy Voting Committee. The Janus Proxy Voting Committee (the “Committee”) develops Janus’ positions on all major corporate issues, creates guidelines and oversees the voting process. The Committee is comprised of the Vice President of Investment Accounting, the Assistant Vice President of Compliance, and a Portfolio Management representative (or their designees). Internal legal counsel serves as a consultant to the Committee and is a non-voting member. A quorum is required for all Committee meetings. In creating proxy voting recommendations, the Committee analyzes proxy proposals, from the Proxy Voting Service, from the prior year and evaluates whether those proposals would adversely or beneficially affect shareholders’ interests. Once the Committee establishes its recommendations, they are distributed to Janus’ portfolio managers(1) for review and comment. Following portfolio manager input on the recommendations, they are implemented as the Guidelines. While the Committee sets the Guidelines and serves as a resource for Janus portfolio management, it does not have proxy voting authority for any proprietary or non-proprietary mutual fund or any investment advisory client. The portfolio managers are responsible for proxy votes on securities they own in the portfolios they manage. Most portfolio managers vote consistently with the Guidelines. However, a portfolio manager may choose to vote contrary to the Guidelines. When portfolio managers cast votes which are contrary to the Guidelines, the manager is required to document the reasons in writing for the Committee. In many cases, a security may be held by multiple portfolio managers. Portfolio managers are not required to cast consistent votes. Annually the Janus Funds Board of Trustees, or a committee thereof, will review Janus’ proxy voting process, policies and voting records.

      Investment Accounting Group. The Investment Accounting Group is responsible for administering the proxy voting process as set forth in these procedures and the Guidelines. The Proxy Administrator in the Investment Accounting Group works with the Proxy Voting Service and is responsible for ensuring that all meeting notices are reviewed against the Guidelines and proxy matters are communicated to the portfolio managers and analysts for consideration pursuant to the Guidelines.

      Voting and Use of Proxy Voting Service. Janus has engaged an independent proxy voting service, the Proxy Voting Service, to assist in the voting of proxies. The Proxy Voting Service is responsible for coordinating with the clients’ custodians to ensure that all proxy materials received by the custodians relating to the clients’ portfolio securities are processed in a timely fashion. In addition, the Proxy Voting Service is

1	All references to portfolio managers include assistant portfolio managers.

responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to Janus upon request.

      To the extent applicable, the Proxy Voting Service will process all proxy votes in accordance with the Guidelines. Portfolio managers may decide to vote their proxies consistent with the Guidelines and instruct the Proxy Administrator to vote all proxies accordingly. In such cases, he or she may request to review the vote recommendations and sign-off on all the proxies before the votes are cast, or may choose to only sign-off on those votes cast against management. The portfolio managers are also given the option of reviewing and determining the votes on all proxies without utilizing the Guidelines. In all cases, the portfolio mangers may elect to receive a weekly report summarizing all proxy votes in his or her client accounts. The Proxy Administrator is responsible for maintaining this documentation. If the Proxy Administrator does not receive a voting instruction from a Portfolio Manager, and the Guidelines require Portfolio Manager input on the issue, the vote will be cast by the Chief Investment Officer(s) or the Director of Research.

      The Proxy Voting Service will refer proxy questions to the Proxy Administrator for instructions under circumstances where: (1) the application of the Guidelines is unclear; (2) the proxy question relates to a company and/or issue in which the Proxy Voting Services does not have research, analysis and/or a recommendation available, or (3) the Guidelines call for Janus portfolio manager input. The Proxy Administrator solicits feedback from the Portfolio Manager or the Committee as required. Janus also utilizes research services relating to proxy questions provided by the Proxy Voting Service.

      Procedures for Proxy Issues Outside the Guidelines. In situations where the Proxy Voting Service refers a proxy question to the Proxy Administrator, the Proxy Administrator will consult with the portfolio manager regarding how the shares will be voted. The Proxy Administrator will refer such questions, through a written request, to the portfolio manager(s) who hold(s) the security for a voting recommendation. The Proxy Administrator may also refer such questions, through a written request to any member of the Committee, but the Committee cannot direct the Proxy Administrator how to vote. If the proxy issue raises a conflict of interest (see Conflict of Interest discussion below), the portfolio manager will document how the proxy should be voted and the rationale for such recommendation. If the portfolio manager has had any contact with persons outside of Janus (excluding routine communications with proxy solicitors) regarding the proxy issue, the portfolio manager will disclose that contact to the Committee. The Committee will review the portfolio manager’s voting recommendation. If the Committee believes a conflict exists and that the portfolio manager’s voting recommendation is not in the best interests of the shareholders, the Committee will refer the issue to the Janus Chief Investment Officer(s) (or the Director of Research in his/her absence) to determine how to vote.

      Procedures for Voting Janus “Fund of Funds”. Janus advises certain portfolios or “fund of funds” that invest in other Janus funds. From time to time, a fund of funds may be required to vote proxies for the underlying Janus funds in which it is invested. Accordingly, if an underlying Janus fund submits a matter to a vote of its shareholders, votes for and against such matters on behalf of the owner fund of funds will be cast in the same proportion as the votes of the other shareholders in the underlying fund (also know as “echo-voting”).

      Conflicts of Interest. The Committee is responsible for monitoring and resolving possible material conflicts with respect to proxy voting. Because the Guidelines are pre-determined and designed to be in the best interests of shareholders, application of the Guidelines to vote client proxies should, in most cases, adequately address any possible conflicts of interest. In instances where a portfolio manager proposes to vote a proxy inconsistent with the Guidelines, the Committee will review the proxy votes to determine whether the portfolio manager’s voting rationale appears reasonable and no material conflict exists.

      A conflict of interest may exist, for example, if Janus has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. In addition, any portfolio manager with knowledge of a personal conflict of interest (i.e., a family member in a company’s management) relating to a particular referral item shall disclose that conflict to the Committee and may be required to recuse himself or herself from the proxy voting process. Issues raising possible conflicts of interest are referred by the Proxy Administrator to the Committee for resolution. If the Committee does not agree that the portfolio manager’s rationale is reasonable, the Committee will refer the matter to the Chief Investment Officer(s) (or the Director of Research) to vote the proxy.

      If a matter is referred to the Chief Investment Officer(s) (or the Director of Research) the decision made and basis for the decision will be documented by the Committee.

      Reporting and Record Retention. Upon request, on an annual basis, Janus will provide its non-mutual fund clients with the proxy voting record for that client’s account. On an annual basis, Janus will provide its proxy voting record for each proprietary mutual fund for the one-year period ending on June 30th on Janus’ website.

      Janus retains proxy statements received regarding client securities, records of votes cast on behalf of clients, records of client requests for proxy voting information and all documents prepared by Janus regarding votes cast in contradiction to the Janus Guidelines. In addition, any document prepared by Janus that is material to a proxy voting decision such as the Guidelines, Proxy Voting Committee materials and other internal research relating to voting decisions will be kept. Proxy statements received from issuers are either available on the SEC’s EDGAR database or are kept by a third party voting service and are available on request. All proxy voting materials and supporting documentation are retained for a minimum of 6 years.

Updated 2/08

APPENDIX I

Lazard

A.	Introduction

      As a fiduciary, Lazard Asset Management LLC (“Lazard”) is obligated to vote proxies in the best interests of its clients. Lazard has developed a structure that is designed to ensure that proxy voting is conducted in an appropriate manner, consistent with clients’ best interest, and within the framework of this Proxy Voting Policy (the “Policy”). Lazard has adopted this Policy in order to satisfy its fiduciary obligation. It is intended that this Policy also satisfy the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

      Lazard manages assets for a variety of clients, including individuals, Taft-Hartley plans, governmental plans, foundations and endowments, corporations, and investment companies and other collective investment vehicles. Absent specific client guidelines, Lazard’s policy is to vote proxies on a given issue the same for all of its clients. This Policy is based on the view that Lazard, in its role as investment adviser, must vote proxies based on what it believes will maximize shareholder value as a long-term investor, and the votes that it casts on behalf of all its clients are intended to accomplish that objective.

      This Policy recognizes that there may be times when meeting agendas or proposals may create the appearance of a material conflict of interest for Lazard. When such a conflict may appear, Lazard will seek to alleviate the potential conflict by voting consistent with pre-approved guidelines or, in situations where the pre-approved guideline is to vote case-by-case, with the recommendation of an independent source. More information on how Lazard handles conflicts is provided in Section F of this Policy.

B.	Responsibility to Vote Proxies

      Generally, Lazard is willing to accept delegation from its clients to vote proxies. Lazard does not delegate that authority to any other person or entity, but retains complete authority for voting all proxies on behalf of its clients. Not all clients delegate proxy-voting authority to Lazard, however, and Lazard will not vote proxies, or provide advice to clients on how to vote proxies, in the absence of a specific delegation of authority or an obligation under applicable law. For example, securities that are held in an investment advisory account, for which Lazard exercises no investment discretion, are not voted by Lazard, nor are shares that the client has authorized their custodian bank to use in a stock loan program, which passes voting rights to the party with possession of the shares.

C.	General Administration

1. Overview

      Lazard’s proxy voting process is administered by its Proxy Operations Department (“ProxyOps”), which reports to Lazard’s Chief Operations Officer. Oversight of the process is provided by Lazard’s Legal/Compliance Department and by a Proxy Committee currently consisting of Michael Powers, Managing Director and a Portfolio Manager for Lazard’s international equity products, Richard Tutino, Managing Director and a Portfolio Manager for Lazard’s U.S. equity products, Mark Little, Director and European Portfolio Manager, and Melissa Cook, Managing Director and Lazard’s Global Head of Research. The Proxy Committee meets at least semi-annually to review this Policy and consider changes to it, as well as specific proxy voting guidelines (the “Approved Guidelines”), which are discussed below. Meetings may be convened more frequently (for example, to discuss a specific proxy agenda or proposal) as requested by the Manager of ProxyOps, any member of the Proxy Committee, or Lazard’s General Counsel or Chief Compliance Officer. A representative of Lazard’s Legal/ Compliance Department must be present at all Proxy Committee meetings.

2.	Role of Third Parties

      To assist it in its proxy-voting responsibilities, Lazard currently subscribes to several research and other proxy-related services offered by Institutional Shareholder Services, Inc. (“ISS”), one of the world’s largest providers of proxy-voting services. ISS provides Lazard with its independent analysis and recommendation regarding virtually every proxy proposal that Lazard votes on behalf of its clients, with respect to both U.S. and non-U.S. securities.

      ISS provides other proxy-related administrative services to Lazard. ISS receives on Lazard’s behalf all proxy information sent by custodians that hold securities of Lazard’s clients. ISS posts all relevant information regarding the proxy on its password-protected website for Lazard to review, including meeting dates, all agendas and ISS’s analysis. ProxyOps reviews this information on a daily basis and regularly communicates with representatives of ISS to ensure that all agendas are considered and proxies are voted on a timely basis. ISS also provides Lazard with vote execution, recordkeeping and reporting support services.

3.	Voting Process

      Lazard’s Proxy Committee has approved specific proxy voting guidelines regarding various common proxy proposals (the “Approved Guidelines”). As discussed more fully below in Section D of this Policy, depending on the proposal, the Approved Guideline may provide that Lazard should vote for or against the proposal, or that the proposal should be considered on a case-by-case basis.

      Where the Approved Guideline for a particular type of proxy proposal is to vote on a case-by case basis, Lazard believes that input from a portfolio manager or research analysts with knowledge of the issuer and its securities (collectively, “Portfolio Management”) is essential. Portfolio Management is, in Lazard’s view, best able to evaluate the impact that the outcome on a particular proposal will have on the value of the issuer’s shares. Consequently, the Manager of ProxyOps seeks Portfolio Management’s recommendation on how to vote all such proposals.

      In seeking Portfolio Management’s recommendation, the Manager of ProxyOps provides ISS’s recommendation and analysis. Portfolio Management provides the Manager of ProxyOps with its recommendation and the reasons behind it. ProxyOps will generally vote as recommended by Portfolio Management, subject to situations where there may appear to be a material conflict of interest, in which case an alternative approach may be followed. (See Section F, below.) Depending on the facts surrounding a particular case-by-case proposal, or Portfolio Management’s recommendation on a case-by-case proposal, the Manager of ProxyOps may consult with Lazard’s Chief Compliance Officer or General Counsel, and may seek the final approval of the Proxy Committee regarding Portfolio Management’s recommendation. If necessary, a meeting of the Proxy Committee will be convened to discuss the proposal and reach a final decision on Lazard’s vote.

      ProxyOps generally votes all routine proposals (described below) according to the Approved Guidelines. For non-routine proposals where the Approved Guideline is to vote for or against, ProxyOps will provide Portfolio Management both the Approved Guideline, as well as ISS’s recommendation and analysis. Unless Portfolio Management disagrees with the Approved Guideline for the specific proposal, ProxyOps will generally vote the proposal according to the Approved Guideline. If Portfolio Management disagrees, however, it will provide its reason for doing so. All the relevant information will be provided to the Proxy Committee members for a final determination of such non-routine items. It is expected that the final vote will be cast according to the Approved Guideline, absent a compelling reason for not doing so, and subject to situations where there may be the appearance of a material conflict of interest, in which case an alternative approach may be followed. (See Section F, below.)

D.	Specific Proxy Items

      Shareholders receive proxies involving many different proposals. Many proposals are routine in nature, such as a non-controversial election of Directors or a change in a company’s name. Others are more complicated, such as items regarding corporate governance and shareholder rights, changes to capital structure, stock option plans and other executive compensation issues, mergers and other significant transactions and social or political issues. Following are the Approved Guidelines for a significant proportion of the proxy proposals on which Lazard regularly votes. Of course, other proposals may be presented from time to time. Those proposals will be discussed with the Proxy Committee to determine how they should be voted and, if it is anticipated that they may re-occur, to adopt an Approved Guideline.

1.	Routine Items

      Lazard generally votes routine items as recommended by the issuer’s management and Board of Directors, and against any shareholder proposals regarding those routine matters, based on the view that management is in a better position to evaluate the need for them. Lazard considers routine items to be those that do not change the structure, charter, bylaws, or operations of an issuer in any way that is material to shareholder value. Routine items generally include:

•	routine election or re-election of Directors;

•	appointment or election of auditors, in the absence of any controversy or conflict regarding the auditors;

•	issues relating to the timing or conduct of annual meetings; and

•	name changes.

2.	Corporate Governance and Shareholder Rights Matters

      Many proposals address issues related to corporate governance and shareholder rights. These items often relate to the Board of Directors and its committees, anti-takeover measures, and the conduct of the company’s shareholder meetings.

a. Board of Director and Its Committees

      Lazard votes in favor of provisions that it believes will increase the effectiveness of an issuer’s Board of Directors. Lazard believes that in most instances, the Board and the issuer’s management are in the best position to make the determination how to best increase the Board’s effectiveness. Lazard does not believe that establishing burdensome requirements regarding a Board will achieve this objective. Lazard has Approved Guidelines to vote:

•	For the establishment of an independent nominating committee, audit committee or compensation committee of a Board of Directors;

•	For a requirement that a substantial majority (e.g. 2/3) of a US or UK company’s Directors be independent;

•	On a case-by-case basis regarding the election of Directors where the Board does not have independent “key committees” or sufficient independence;

•	For proposals that the Board’s committees be comprised solely of independent Directors or consist of a majority of independent directors;

•	For proposals to limit Directors’ liability; broaden indemnification of Directors; and approve indemnification agreements for officers and Directors, unless doing so would affect shareholder interests in a specific pending or threatened litigation; or for indemnification due to negligence in these cases voting is on a case-by-case basis;

•	For proposals seeking to de-classify a Board and Against proposals seeking to classify a Board;

•	On a case-by-case basis on all proposals relating to cumulative voting;

•	Against shareholder proposals, absent a demonstrable need, proposing the establishment of additional committees; and on a case-by-case basis regarding the establishment of shareholder advisory committees.

•	Against shareholder proposals seeking union or special-interest representation on the Board;

•	Against shareholder proposals seeking to establish term limits or age limits for Directors;

•	On a case-by-case basis on shareholder proposals seeking to require that the issuer’s Chairman and Chief Executive Officer be different individuals;

•	Against shareholder proposals seeking to establish Director stock-ownership requirements; and

•	Against shareholder proposals seeking to change the size of a Board, requiring women or minorities to serve on a Board, or requiring two candidates for each Board seat.

b. Anti-takeover Measures

      Certain proposals are intended to deter outside parties from taking control of a company. Such proposals could entrench management and adversely affect shareholder rights and the value of the company’s shares. Consequently, Lazard has adopted Approved Guidelines to vote:

•	Against proposals to adopt supermajority vote requirements, or increase vote requirements, for mergers or for the removal of directors;

•	On a case-by-case basis regarding shareholder rights plans (also known as “poison pill plans”) and For proposals seeking to require all poison pill plans be submitted to shareholder vote;

•	Against proposals seeking to adopt fair price provisions and For proposals seeking to rescind them;

•	Against “blank check” preferred stock; and

•	On a case-by-case basis regarding other provisions seeking to amend a company’s by-laws or charter regarding anti-takeover provisions.

c. Conduct of Shareholder Meetings

      Lazard generally opposes any effort by management to restrict or limit shareholder participation in shareholder meetings, and is in favor of efforts to enhance shareholder participation. Lazard has therefore adopted Approved Guidelines to vote:

•	Against proposals to adjourn meetings;

•	Against proposals seeking to eliminate or restrict shareholders’ right to call a special meeting;

•	For proposals providing for confidential voting;

•	Against efforts to eliminate or restrict right of shareholders to act by written consent;

•	Against proposals to adopt supermajority vote requirements, or increase vote requirements, and

•	On a case-by-case basis on changes to quorum requirements.

3.	Changes to Capital Structure

      Lazard receives many proxies that include proposals relating to a company’s capital structure. These proposals vary greatly, as each one is unique to the circumstances of the company involved, as well as the general economic and market conditions existing at the time of the proposal. The Board and management may have many legitimate business reasons in seeking to effect changes to the issuer’s capital structure, including raising additional capital for appropriate business reasons, cash flow and market conditions. Lazard generally believes that these decisions are best left to management, absent apparent reasons why they should not be. Consequently, Lazard has adopted Approved Guidelines to vote:

•	For management proposals to increase or decrease authorized common or preferred stock (unless it is believed that doing so is intended to serve as an anti-takeover measure);

•	For stock splits and reverse stock splits;

•	On a case-by-case basis on matters affecting shareholder rights, such as amending votes-per-share;

•	On a case-by-case basis on management proposals to issue a new class of common or preferred shares;

•	For management proposals to adopt or amend dividend reinvestment plans;

•	Against changes in capital structure designed to be used in poison pill plans; and

•	On a case-by-case basis on proposals seeking to approve or amend stock ownership limitations or transfer restrictions.

4.	Stock Option Plans and Other Executive Compensation Issues

      Lazard supports efforts by companies to adopt compensation and incentive programs to attract and retain the highest caliber management possible, and to align the interests of the Board, management and employees with those of shareholders. Lazard favors programs intended to reward management and employees for positive, long-term performance. However, Lazard will evaluate whether it believes, under the circumstances, that the level of compensation is appropriate or excessive. Lazard has Approved Guidelines to vote:

•	On a case-by-case basis regarding all stock option plans;

•	Against restricted stock plans that do not involve any performance criteria;

•	For employee stock purchase plans;

•	On a case-by-case basis for stock appreciation rights plans;

•	For deferred compensation plans;

•	Against proposals to approve executive loans to exercise options;

•	Against proposals to re-price underwater options;

•	On a case-by-case basis regarding shareholder proposals to eliminate or restrict severance agreements, and For proposals to submit severance agreements to shareholders for approval; and

•	Against proposals to limit executive compensation or to require executive compensation to be submitted for shareholder approval, unless, with respect to the latter submitting compensation plans for shareholder approval is required by local law or practice.

5.	Mergers and Other Significant Transactions

      Shareholders are asked to consider a number of different types of significant transactions, including mergers, acquisitions, sales of all or substantially all of a company’s assets, reorganizations involving business combinations and liquidations. Each of these transactions is unique. Therefore, Lazard’s Approved Guideline is to vote on each of these transactions on a case-by-case basis.

6.	Social and Political Issues

      Proposals involving social and political issues take many forms and cover a wide array of issues. Some examples are: adoption of principles to limit or eliminate certain business activities, or limit or eliminate business activities in certain countries; adoption of certain conservation efforts; reporting of charitable contributions or political contributions or activities; or the adoption of certain principles regarding employment practices or discrimination policies. These items are often presented by shareholders and are often opposed by the company’s management and its Board of Directors.

      Lazard generally supports the notion that corporations should be expected to act as good citizens, but, as noted above, is obligated to vote on social and political proposals in a way that it believes will most increase shareholder value. As a result, Lazard has adopted Approved Guidelines to vote on a case-by-case basis for most social and political issue proposals. Lazard will generally vote for the approval of anti-discrimination policies.

E.	Voting Non-U.S. Securities

      Lazard invests in non-U.S. securities on behalf of many clients. Laws and regulations regarding shareholder rights and voting procedures differ dramatically across the world. In certain countries, the requirements or restrictions imposed before proxies may be voted may outweigh any benefit that could be realized by voting the proxies involved. For example, certain countries restrict a shareholder’s ability to sell shares for a certain period of time if the shareholder votes proxies at a meeting (a practice known as “share blocking”). In other instances, the costs of voting a proxy (i.e., by being required to send a representative to the meeting) may simply outweigh any benefit to the client if the proxy is voted. The Manager of ProxyOps will consult with Portfolio Management to determine whether they believe it is in the interest of the clients to vote the proxies. In these instances, the Proxy Committee will have the authority to decide that it is in the best interest of its clients not to vote the proxies.

F.	Conflicts of Interest

1. Overview

      Lazard is required to vote proxies in the best interests of its clients. It is essential, therefore, that material conflicts of interest or the appearance of a material conflict be avoided.

      Potential conflicts of interest are inherent in Lazard’s organizational structure and in the nature of its business. Following are examples of situations that could present a conflict of interest or the appearance of a conflict of interest:

•	Lazard Frères & Co. LLC (“LF&Co.”), Lazard’s parent and a registered broker-dealer, or an investment banking affiliate has an investment banking relationship with a company the shares of which are held in accounts of Lazard clients, and has provided services to the company with respect to an upcoming significant proxy proposal (i.e., a merger or other significant transaction);

•	Lazard serves as an investment adviser for a company the management of which supports a particular proposal, and shares of the company are held in accounts of Lazard clients;

•	Lazard serves as an investment adviser for the pension plan of an organization that sponsors a proposal; or

•	A Lazard employee who would otherwise be involved in the decision-making process regarding a particular proposal has a material relationship with the issuer or owns shares of the issuer.

2.	General Policy and Consequences of Violations

      All proxies must be voted in the best interest of each Lazard client, without any consideration of the interests of any other Lazard client (unrelated to the economic effect of the proposal being voted on share price), Lazard, LF&Co. or any of their Managing Directors, officers, employees or affiliates.

      ProxyOps is responsible for all proxy voting in accordance with this Policy after consulting with the appropriate member or members of Portfolio Management, the Proxy Committee and/or the Legal and Compliance Department. No other Managing Directors, officers or employees of Lazard, LF&Co. or their affiliates may influence or attempt to influence the vote on any proposal. Doing so will be a violation of this Policy. Any communication between a Managing Director, officer or employee of LF&Co. and a Managing Director, officer or employee of Lazard trying to influence how a proposal should be voted is prohibited, and is a violation of this Policy. Violations of this Policy could result in disciplinary action, including letter of censure, fine or suspension, or termination of employment. Any such conduct may also violate state and Federal securities and other laws, as well as Lazard’s client agreements, which could result in severe civil and criminal penalties being imposed, including the violator being prohibited from ever working for any organization engaged in a securities business.

      Every Managing Director, officer and employee of Lazard who participates in any way in the decision-making process regarding proxy voting is responsible for considering whether they have a conflicting interest or the appearance of a conflicting interest on any proposal. A conflict could arise, for example, if a Managing Director, officer or employee has a family member who is an officer of the issuer or owns securities of the issuer. If a Managing Director, officer or employee believes such a conflict exists or may appear to exist, he or she should notify the Chief Compliance Officer immediately and, unless determined otherwise, should not continue to participate in the decision-making process.

3.	Monitoring for Conflicts and Voting When a Material Conflict Exists

      Lazard monitors for potential conflicts of interest when it is possible that a conflict could be viewed as influencing the outcome of the voting decision. Consequently, the steps that Lazard takes to monitor conflicts, and voting proposals when the appearance of a material conflict exists, differ depending on whether the Approved Guideline for the specific item is to vote for or against, or is to vote on a case-by-case basis.

a. Where Approved Guideline Is For or Against

      Most proposals on which Lazard votes have an Approved Guideline to vote for or against. Generally, unless Portfolio Management disagrees with the Approved Guideline for a specific proposal, ProxyOps votes according to the Approved Guideline. It is therefore necessary to consider whether an apparent conflict of interest exists where Portfolio Management disagrees with the Approved Guideline. When that happens, the Manager of ProxyOps will use its best efforts to determine whether a conflict of interest or potential conflict of interest exists by inquiring whether the company itself, or the sponsor of the proposal is a Lazard client. If either is a Lazard client, the Manager of Proxy Ops will notify Lazard’s Chief Compliance Officer, who will determine whether some other conflict or potential conflict exists.

      If it appears that a conflict of interest exists, the Manager of ProxyOps will notify the Proxy Committee, who will review the facts surrounding the conflict and determine whether the conflict is material. Whether a conflict is “material” will depend on the facts and circumstances involved. For purposes of this Policy, the appearance of a material conflict is one that the Proxy Committee determines could be expected by a reasonable person in similar circumstances to influence or potentially influence the voting decision on the particular proposal involved.

      If the Proxy Committee determines that there is no material conflict, the proxy will be voted as outlined in this Policy. If the Proxy Committee determines that a material conflict appears to exist, then the proposal will be voted according to the Approved Guideline.

b. Where Approved Guideline Is Case-by-Case

      In situations where the Approved Guideline is to vote case-by-case and a material conflict of interest appears to exist, Lazard’s policy is to vote the proxy item according to the recommendation of an independent source, currently ISS. The Manager of ProxyOps will use his best efforts to determine whether a conflict of interest or a potential conflict of interest may exist by inquiring whether the sponsor of the proposal is a Lazard client. If the sponsor is a Lazard client, the Manager of Proxy Ops will notify Lazard’s Chief Compliance Officer, who will determine whether some other conflict or potential conflict exists.

      If it appears that a conflict of interest exists, the Manager of ProxyOps will notify the Proxy Committee, who will review the facts surrounding the conflict and determine whether the conflict is material. There is a presumption that certain circumstances will give rise to a material conflict of interest or the appearance of such material conflict, such as LF&Co. having provided services to a company with respect to an upcoming significant proxy proposal (i.e., a merger or other significant transaction). If the Proxy Committee determines that there is no material conflict, the proxy will be voted as outlined in this Policy. If the Proxy Committee determines that a material conflict appears to exist, then the proposal will generally be voted according to the recommendation of ISS, however, before doing so, ProxyOps will obtain a written representation from ISS that it is not in a position of conflict with respect to the proxy, which could exist if ISS receives compensation from the proxy issuer on corporate governance issues in addition to the advice it provides Lazard on proxies. If ISS is in a conflicting position or if the recommendations of the two services offered by ISS, the Proxy Advisor Service and the Proxy Voter Service, are not the same, Lazard will obtain a recommendation from a third independent source that provides proxy voting advisory services, and will defer to the majority recommendation. If a recommendation for a third independent source is not available and ISS is not in a conflicting position, Lazard will follow the recommendation of ISS’s Proxy Advisor Service. In addition, in the event of a conflict that arises in connection with a proposal for a Lazard mutual fund, Lazard will either follow the procedures described above or vote shares for or against the proposal in proportion to shares voted by other shareholders.

G.	Review of Policy

      The Proxy Committee will review this Policy at least semi-annually to consider whether any changes should be made to it or to any of the Approved Guidelines. Questions or concerns regarding the Policy should be raised with Lazard’s General Counsel or Chief Compliance Officer.

APPENDIX J

Loomis Sayles

1.	GENERAL

A.	Introduction.

      Loomis, Sayles & Company, L.P. (“Loomis Sayles”) will vote proxies on behalf of a client if, in its investment management agreement (“IMA”) with Loomis Sayles, the client has delegated to Loomis Sayles the authority to vote proxies on its behalf. With respect to IMAs executed with clients prior to June 30, 2004, Loomis Sayles assumes that, the proxy voting authority assigned by Loomis Sayles at account setup is accurate unless the client or their representative has instructed Loomis Sayles otherwise. Loomis Sayles has adopted and implemented these policies and procedures (“Proxy Voting Procedures”) to ensure that, where it has voting authority, proxy matters are handled in the best interest of clients, in accordance with Loomis Sayles’ fiduciary duties and SEC rule 206(4)-6 under the Investment Advisers Act of 1940. In addition to SEC requirements governing advisers, its Proxy Voting Procedures reflect the long-standing fiduciary standards and responsibilities for ERISA accounts set out in Department of Labor Bulletin 94-2, 29 C.F.R. 2509.94-2 (July 29, 1994).

      Loomis Sayles uses the services of third parties (“Proxy Voting Service(s)”), to research and administer the vote on proxies for those accounts and funds for which Loomis Sayles has voting authority. Each Proxy Voting Service has a copy of Loomis Sayles’ Proxy Voting Procedures and provides vote recommendations and/or analysis to Loomis Sayles based on Loomis Sayles’ Procedures and the Proxy Voting Service’s own research. Loomis Sayles will generally follow its express policy with input from the Proxy Voting Services unless the Proxy Committee determines that the client’s best interests are served by voting otherwise.

B.	General Guidelines.

      The following guidelines will apply when voting proxies on behalf of accounts for which Loomis Sayles has voting authority.

1. Client’s Best Interest. Loomis Sayles’ Proxy Voting Procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are conducted in the best interest of clients. When considering the best interest of clients, Loomis Sayles has determined that this means the best investment interest of its clients as shareholders of the issuer. Loomis Sayles has established its Procedures to assist it in making its proxy voting decisions with a view to enhancing the value of its clients’ interests in an issuer over the period during which it expects its clients to hold their investments. Loomis Sayles will vote against proposals that it believes could adversely impact the current or potential market value of the issuer’s securities during the expected holding period.

2. Client Proxy Voting Policies. Rather than delegating proxy voting authority to Loomis Sayles, a client may (1) retain the authority to vote proxies on securities in its account, (2) delegate voting authority to another party or (3) instruct Loomis Sayles to vote proxies according to a policy that differs from that of Loomis Sayles. Loomis Sayles will honor any of these instructions if the client includes the instruction in writing in its IMA or in a written instruction from a person authorized under the IMA to give such instructions. If Loomis incurs additional costs or expenses in following any such instruction, Loomis may request payment of such additional costs or expenses from the client.

3. Stated Policies. These policies identify issues where Loomis Sayles will (1) generally vote in favor of a proposal, (2) generally vote against a proposal, (3) generally vote as recommended by the proxy voting service and (4) specifically consider its vote for or against a proposal. However, these policies are guidelines and each vote may be cast differently than the stated policy, taking into consideration all relevant facts and circumstances at the time of the vote.

4. Abstain from Voting. Our policy is to vote-not abstain from voting on issues presented unless the client’s best interest requires abstention. This may occur from time to time, for example, where the impact of the expected costs involved in voting exceeds the expected benefits of the vote such as where foreign corporations follow share-blocking practices or where proxy material is not available in English.

5. Oversight. All issues presented for shareholder vote will be considered under the oversight of the Proxy Committee. All non-routine issues will be directly considered by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of an account holding the security, and will be voted in the best investment interests of the client. All routine for and against issues will be voted according to Loomis Sayles’ policy approved by the Proxy Committee unless special factors require that they be considered by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of an account holding the security. Loomis Sayles’ Proxy Committee has established these routine policies in what it believes are the client’s best interests.

6. Availability of Procedures. Upon request, Loomis Sayles provides clients with a copy of its Proxy Voting Procedures, as updated from time to time. In addition, Loomis Sayles includes its Proxy Voting Procedures and/or a description of its Procedures on its public website, www.loomissayles.com, and in its Form ADV, Part II.

7. Disclosure of Vote. Upon request, a client can obtain information from Loomis Sayles on how its proxies were voted. Any client interested in obtaining this information should contact its Loomis Sayles’s representatives.

8. Disclosure to Third Parties. Loomis Sayles’ general policy is not to disclose to third parties how it (or its voting delegate) voted a client’s proxy except that for registered investment companies, Loomis Sayles makes disclosure as required by Rule 30(b)(1)-(4) under the Investment Company Act of 1940 and, from time to time at the request of client groups, Loomis may make general disclosure (not specific as to client) of its voting instructions.

C.	Proxy Committee.

      1. Proxy Committee. Loomis Sayles has established a Proxy Committee. The Proxy Committee is composed of representatives of the Equity Research department and the Legal & Compliance department and other employees of Loomis Sayles as needed. In the event that any member is unable to participate in a meeting of the Proxy Committee, his or her designee acts on his or her behalf. A vacancy in the Proxy Committee is filled by the prior member’s successor in position at Loomis Sayles or a person of equivalent experience. Each portfolio manager of an account that holds voting securities of an issuer or analyst covering the issuer or its securities may be an ad hoc member of the Proxy Committee in connection with the vote of proxies.

      2. Duties. The specific responsibilities of the Proxy Committee, include,

a. to develop, authorize, implement and update these Proxy Voting Procedures, including

(i) annual review of these Procedures to ensure consistency with internal policies and regulatory agency policies,

(ii) annual review of existing voting guidelines and development of additional voting guidelines to assist in the review of proxy proposals, and

(iii) annual review of the proxy voting process and any general issues that relate to proxy voting;

b. to oversee the proxy voting process, including;

(i) overseeing the vote on proposals according to the predetermined policies in the voting guidelines,

(ii) directing the vote on proposals where there is reason not to vote according to the predetermined policies in the voting guidelines or where proposals require special consideration, and

(iii) consulting with the portfolio managers and analysts for the accounts holding the security when necessary or appropriate;

c. to engage and oversee third-party vendors, including Proxy Voting Services; and

d. to develop and/or modify these Proxy Voting Procedures as appropriate or necessary.

      3. Standards.

a. When determining the vote of any proposal for which it has responsibility, the Proxy Committee shall vote in the client’s best interest as described in section 1(B)(1) above. In the event a client believes that its other interests require a different vote, Loomis Sayles shall vote as the client instructs if the instructions are provided as required in section 1(B)(2) above.

b. When determining the vote on any proposal, the Proxy Committee shall not consider any benefit to Loomis Sayles, any of its affiliates, any of its or their clients or service providers, other than benefits to the owner of the securities to be voted.

      4. Charter. The Proxy Committee may adopt a Charter, which shall be consistent with these Procedures. Any Charter shall set forth the Committee’s purpose, membership and operation and shall include procedures prohibiting a member from voting on a matter for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal, e.g., is a portfolio manager for an account of the issuer.

D.	Conflicts of Interest.

      Loomis Sayles has established several policies to ensure that proxy votes are voted in its clients’ best interest and are not affected by any possible conflicts of interest. First, except in certain limited instances, Loomis Sayles votes in accordance with its pre-determined policies set forth in these Proxy Voting Procedures. Second, where these Procedures allow for discretion, Loomis Sayles will generally consider the recommendations of the Proxy Voting Services in making its voting decisions. However, if the Proxy Committee determines that the Proxy Voting Services’ recommendation is not in the best interest of its clients, then the Proxy Committee may use its discretion to vote against the Proxy Voting Services’ recommendation, but only after taking the following steps: (1) conducting a review for any material conflict of interest Loomis Sayles may have and, (2) if any material conflict is found to exist, excluding anyone at Loomis Sayles who is subject to that conflict of interest from participating in the voting decision in any way. However, if deemed necessary or appropriate by the Proxy Committee after full prior disclosure of any conflict, that person may provide information, opinions or recommendations on any proposal to the Proxy Committee. In such event the Proxy Committee will make reasonable efforts to obtain and consider, prior to directing any vote information, opinions or recommendations from or about the opposing position on any proposal.

E.	Recordkeeping and Disclosure.

      Loomis Sayles or its Proxy Voting Service will maintain records of proxies voted pursuant to Section 204-2 of the Advisers Act. The records include: (1) a copy of its Proxy Voting Procedures and its charter; (2) proxy statements received regarding client securities; (3) a record of each vote cast; (4) a copy of any document created by Loomis Sayles that is material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (5) each written client request for proxy voting records and Loomis Sayles’ written response to any (written or oral) client request for such records.

      Proxy voting books and records are maintained in an easily accessible place for a period of five years, the first two in an appropriate office of Loomis Sayles.

      Loomis Sayles will provide disclosure of its Proxy Voting Procedures as well as its voting record as required under applicable SEC rules.

2.	PROPOSALS USUALLY VOTED FOR

      Proxies involving the issues set forth below generally will be voted FOR.

      Director Nominees in Uncontested Elections:

      A. Vote for proposals involving routine matters such as election of Directors, provided that two-thirds of the directors would be independent and affiliated or inside nominees do not serve on any board committee.

      B. Vote against nominees that are CFOs and, generally, against nominees that the Proxy Voting Service has identified as not acting in the best interest of shareholders. Vote against nominees that have attended less than 75% of board and committee meetings. Vote against affiliated or inside nominees who serve on a board committee or if two thirds of the board would not be independent. Vote against governance or nominating committee members if there is no independent lead or presiding director and if the CEO and chairman are the same person. Vote against audit committee members if auditor ratification is not proposed.

      Chairman and CEO are the Same Person: Vote for proposals that would require the positions of chairman and CEO to be held by different persons.

      Shareholder Ability to Remove Directors: Vote for proposals to restore shareholder ability to remove directors with or without cause and proposals that permit shareholders to elect directors to fill board vacancies.

      Annual Election of Directors: Vote for proposals to repeal classified boards and to elect all directors annually.

      Shareholder Ability to Alter the Size of the Board:

      A. Vote for proposals that seek to fix the size of the board.

      B. Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

      Independent Audit, Compensation and Nominating Committees: Vote for proposals requesting that the board audit, compensation and/or nominating committees include independent directors exclusively.

      Ratifying Auditors:

      A. Generally vote for proposals to ratify auditors.

      B. Vote against ratification of auditors where an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position. In general if the ratio of non-audit fees to audit fees is less than 1:1 or if non-audit fees are less than $500,000 we will generally vote for ratification. A recommendation of the Proxy Voting Service will generally be followed.

      Cumulative Voting: Vote for proposals to permit cumulative voting.

      Majority Voting: Vote for proposals to permit majority rather than plurality voting for the election of Directors/ Trustees.

      Fair Price Provisions:

      A. Vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

      B. Vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

      White Squire Placements: Vote for shareholder proposals to require shareholder approval of blank check preferred stock issues.

      Equal Access: Vote for shareholder proposals that would allow significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

      Stock Distributions: Splits and Dividends: Generally vote for management proposals to increase common share authorization, provided that the increase in authorized shares following the split or dividend is not greater than 100 percent of existing authorized shares.

      Blank Check Preferred Authorization:

      A. Vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights, and expressly states conversion, dividend, distribution and other rights.

      B. Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

      C. Review on a case-by-case basis proposals to increase the number of authorized blank check preferred shares.

      Adjustments to Par Value of Common Stock: Vote for management proposals to reduce the par value of common stock.

      Share Repurchase Programs: Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

      OBRA (Omnibus Budget Reconciliation Act)-Related Compensation Proposals:

      A. Vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

      B. Vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

      C. Vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.

      D. Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a case-by-case basis.

      Appraisal Rights: Vote for proposals to restore, or provide shareholders with, rights of appraisal.

      Changing Corporate Name: Vote for changing the corporate name.

      Confidential Voting: Vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived. Vote for management proposals to adopt confidential voting.

      Golden and Tin Parachutes:

      A. Vote for shareholder proposals to have golden (top management) and tin (all employees) parachutes submitted for shareholder ratification.

      B. Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes.

      Delivery of Electronic Proxy Materials: Vote for proposals to allow electronic delivery of proxy materials to shareholders.

3.	PROPOSALS USUALLY VOTED AGAINST

      Proxies involving the issues set forth below generally will be voted AGAINST.

      Shareholder Ability to Remove Directors:

      A. Vote against proposals that provide that directors may be removed only for cause.

      B. Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

      Staggered Director Elections: Vote against proposals to classify or stagger the board.

      Stock Ownership Requirements: Generally vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

      Term of Office: Vote against shareholder proposals to limit the tenure of outside directors.

      Director and Officer Indemnification and Liability Protection:

      A. Proposals concerning director and officer indemnification and liability protection that limit or eliminate entirely director and officer liability for monetary damages for violating the duty of care, or that would expand coverage beyond just legal expenses to acts, such as gross negligence, that are more serious violations of fiduciary obligations than mere carelessness.

      B. Vote for only those proposals that provide such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if (i) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (ii) only if the director’s legal expenses would be covered.

      Shareholder Ability to Call Special Meetings: Vote against proposals to restrict or prohibit shareholder ability to call special meetings.

      Shareholder Ability to Act by Written Consent: Vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

      Unequal Voting Rights: Vote against dual class exchange offers and dual class recapitalizations.

      Supermajority Shareholder Vote Requirements: Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

      Charitable and Political Contributions: Vote against shareholder proposals regarding charitable and political contributions.

      Common Stock Authorization: Vote against proposed common stock authorizations that increase the existing authorization by more than 100 percent unless a clear need for the excess shares is presented by the company. A recommendation of the Proxy Voting Service will generally be followed.

4.	PROPOSALS USUALLY VOTED AS RECOMMENDED BY THE PROXY VOTING SERVICE

      Proxies involving compensation issues, not limited to those set forth below, generally will be voted as recommended by the proxy voting service but may, in the consideration of the Committee, be reviewed on a case-by-case basis.

      Compensation Plans: Votes with respect to compensation plans generally will be voted as recommended by the Proxy Voting Service.

      Stock Option Plans: A recommendation of the Proxy Voting Service will generally be followed using the following as a guide:

      A. Vote against plans which expressly permit repricing of underwater options.

      B. Vote against proposals to make all stock options performance based.

      C. Vote against stock option plans that could result in an earnings dilution above the company specific cap considered by the Proxy Voting Service.

      D. Vote for proposals that request expensing of stock options.

      Employee Stock Ownership Plans (ESOPs): Vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., generally greater than five percent of outstanding shares). A recommendation of the Proxy Voting Service will generally be followed.

      401(k) Employee Benefit Plans: Vote for proposals to implement a 401(k) savings plan for employees.

      Executive Compensation Advisory Resolutions (“Say-on-Pay”): A recommendation of the Proxy Voting Service will generally be followed using the following as a guide:

      A. Vote for shareholder proposals to permit non-binding advisory votes on executive compensation.

      B. Actual executive compensation advisory votes will be considered on a case-by-case basis.

5.	PROPOSALS REQUIRING SPECIAL CONSIDERATION

      The Proxy Committee will vote proxies involving the issues set forth below generally on a case-by-case basis after review. Proposals on many of these types of matters will typically be reviewed with the analyst following the company before any vote is cast.

      Director Nominees in Contested Elections: Votes in a contested election of directors or vote no campaign must be evaluated on a case-by-case basis, considering the following factors: long-term financial performance of the target company relative to its industry; management’s track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

      Proxy Contest Defenses: Generally, proposals concerning all proxy contest defenses should be evaluated on a case-by-case basis.

      Reimburse Proxy Solicitation Expenses: Decisions to provide full reimbursement for dissidents waging a proxy contest should be made on a case-by-case basis.

      Tender Offer Defenses: Generally, proposals concerning the following tender offer defenses should be evaluated on a case-by-case basis.

      Poison Pills:

      A. Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

      B. Review on a case-by-case basis shareholder proposals to redeem a company’s poison pill.

      C. Review on a case-by-case basis management proposals to ratify a poison pill.

      Greenmail:

      A. Vote for proposals to adopt anti-greenmail charter of bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

      B. Review on a case-by-case basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

      Bundled Proposals: Review on a case-by-case basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

      Shareholder Advisory Committees: Review on a case-by-case basis proposals to establish a shareholder advisory committee.

      Preemptive Rights: Review on a case-by-case basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, look at the size of a company and the characteristics of its shareholder base.

      Debt Restructurings: Review on a case-by-case basis proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. Consider the following issues: Dilution — How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be? Change in Control — Will the transaction result in a change in control of the company? Bankruptcy — Loomis Sayles’ Corporate Actions Department is responsible for contents related to bankruptcies and debt holder consents related to restructurings.

      Shareholder Proposals to Limit Executive and Director Pay:

      A. Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information.

      B. Review on a case-by-case basis (i) all other shareholder proposals that seek to limit executive and director pay and (ii) all advisory resolutions on executive pay other than shareholder resolutions to permit such advisory resolutions. Vote against proposals to link all executive or director variable compensation to performance goals.

      State Takeover Statutes: Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

      Reincorporation Proposals: Proposals to change a company’s domicile should be examined on a case-by-case basis.

      Mergers and Acquisitions: Votes on mergers and acquisitions should be considered on a case-by-case basis, taking into account at least the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

      Corporate Restructuring: Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, and asset sales should be considered on a case-by-case basis.

      Spin-offs: Votes on spin-offs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

      Asset Sales: Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

      Liquidations: Votes on liquidations should be made on a case-by-case basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

      Environmental and Social Issues: Proxies involving social and environmental issues, not limited to those set forth below, frequently will be voted as recommended by the Proxy Voting Service but may, in the consideration of the Committee, be reviewed on a case-by-case basis if the Committee believes that a particular proposal (i) could have a significant impact on an industry or issuer (ii) is appropriate for the issuer and the cost to implement would not be excessive, (iii) is appropriate for the issuer in light of various factors such as reputational damage or litigation risk or (iv) is otherwise appropriate for the issuer.

      Energy and Environment: Proposals that request companies to file the CERES Principles.

      Northern Ireland: Proposals pertaining to the MacBride Principles.

      Military Business: Proposals on defense issues.

      Maquiladora Standards and International Operations Policies: Proposals relating to the Maquiladora Standards and international operating policies.

      Third World Debt Crisis: Proposals dealing with third world debt.

      Equal Employment Opportunity and Discrimination: Proposals regarding equal employment opportunities and discrimination.

      Animal Rights: Proposals that deal with animal rights.

      Product Integrity and Marketing: Proposals that ask companies to end their production of legal, but socially questionable, products.

      Human Resources Issues: Proposals regarding human resources issues.

      Election of Mutual Fund Trustees: Votes on mutual fund trustee nominees should be evaluated on a case-by-case basis using the director nominee discussion above as a guide. However, the number of funds for which a nominee will serve as a director may be considered.

      Mutual Fund Investment Advisory Agreement: Votes on mutual fund investment advisory agreements should be evaluated on a case-by-case basis.

      Mutual Fund Fundamental Investment Restrictions: Votes on amendments to a mutual fund’s fundamental investment restrictions should be evaluated on a case-by-case basis.

      Mutual Fund Distribution Agreements: Votes on mutual fund distribution agreements should be evaluated on a case-by-basis.

As amended March 31, 2008

APPENDIX K

MFS

      Massachusetts Financial Services Company, MFS Institutional Advisors, Inc., MFS International (UK) Limited, MFS Heritage Trust Company, and MFS’ other investment adviser subsidiaries (except Four Pillars Capital, Inc.) (collectively, “MFS”) have adopted proxy voting policies and procedures, as set forth below (“MFS Proxy Voting Policies and Procedures”), with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the registered investment companies sponsored by MFS.

A.     Voting Guidelines

1. General Policy; Potential Conflicts of Interest

      MFS’ policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in the interests of any other party or in MFS’ corporate interests, including interests such as the distribution of MFS Fund shares, administration of 401(k) plans, and institutional relationships.

      In developing these proxy voting guidelines, MFS periodically reviews corporate governance issues and proxy voting matters that are presented for shareholder vote by either management or shareholders of public companies. Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally will vote on specific matters presented for shareholder vote. In all cases, MFS will exercise its discretion in voting on these matters in accordance with this overall principle. In other words, the underlying guidelines are simply that — guidelines. Proxy items of significance are often considered on a case-by-case basis, in light of all relevant facts and circumstances, and in certain cases MFS may vote proxies in a manner different from what otherwise be dictated by these guidelines.

      As a general matter, MFS maintains a consistent voting position on similar proxy proposals with respect to various issuers. In addition, MFS generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts. However, MFS recognizes that there are gradations in certain types of proposals that might result in different voting positions being taken with respect to different proxy statements. There also may be situations involving matters presented for shareholder vote that are not governed by the guidelines or situations where MFS has received explicit voting instructions from a client for its own account. Some items that otherwise would be acceptable will be voted against the proponent when it is seeking extremely broad flexibility without offering a valid explanation. MFS reserves the right to override the guidelines with respect to a particular shareholder vote when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients.

      From time to time, MFS receives comments on these guidelines as well as regarding particular voting issues from its clients. These comments are carefully considered by MFS when it reviews these guidelines each year and revises them as appropriate.

      These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its subsidiaries that are likely to arise in connection with the voting of proxies on behalf of MFS’ clients. If such potential material conflicts of interest do arise, MFS will analyze, document and report on such potential material conflicts of interest (see Sections B.2 and E below), and shall ultimately vote the relevant proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Voting Committee is responsible for monitoring and reporting with respect to such potential material conflicts of interest.

B.     Administrative Procedures

1. MFS Proxy Voting Committee

      The administration of these MFS Proxy Voting Policies and Procedures is overseen by the MFS Proxy Voting Committee, which includes senior personnel from the MFS Legal and Global Investment Support Departments. The Proxy Voting Committee does not include individuals whose primary duties relate to client relationship management, marketing, or sales. The MFS Proxy Voting Committee:

a.	Reviews these MFS Proxy Voting Policies and Procedures at least annually and recommends any amendments considered to be necessary or advisable;

b.	Determines whether any potential material conflict of interest exist with respect to instances in which MFS (i) seeks to override these MFS Proxy Voting Policies and Procedures; (ii) votes on ballot items not governed by these MFS Proxy Voting Policies and Procedures; (iii) evaluates an excessive executive compensation issue in relation to the election of directors; or (iv) requests a vote recommendation from an MFS portfolio manager or investment analyst (e.g. mergers and acquisitions); and

c.	Considers special proxy issues as they may arise from time to time.

2. Potential Conflicts of Interest

      The MFS Proxy Voting Committee is responsible for monitoring potential material conflicts of interest on the part of MFS or its subsidiaries that could arise in connection with the voting of proxies on behalf of MFS’ clients. Due to the client focus of our investment management business, we believe that the potential for actual material conflict of interest issues is small. Nonetheless, we have developed precautions to ensure that all proxy votes are cast in the best long-term economic interest of shareholders. Other MFS internal policies require all MFS employees to avoid actual and potential conflicts of interests between personal activities and MFS’ client activities. If an employee identifies an actual or potential conflict of interest with respect to any voting decision that employee must recuse himself/herself from participating in the voting process. Additionally, with respect to decisions concerning all Non Standard Votes, as defined below, MFS will review the securities holdings reported by the individuals that participate in such decision to determine whether such person has a direct economic interest in the decision, in which case such person shall not further participate in making the decision. Any significant attempt by an employee of MFS or its subsidiaries to influence MFS’ voting on a particular proxy matter should also be reported to the MFS Proxy Voting Committee.

      In cases where proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures, no material conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding these MFS Proxy Voting Policies and Procedures, (ii) matters presented for vote are not clearly governed by these MFS Proxy Voting Policies and Procedures, (iii) MFS evaluates an excessive executive compensation issue in relation to the election of directors, or (iv) a vote recommendation is requested from an MFS portfolio manager or investment analyst (e.g. mergers and acquisitions) (collectively, “Non Standard Votes”); the MFS Proxy Voting Committee will follow these procedures:

a.	Compare the name of the issuer of such proxy against a list of significant current (i) distributors of MFS Fund shares, and (ii) MFS institutional clients (the “MFS Significant Client List”);

b.	If the name of the issuer does not appear on the MFS Significant Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Voting Committee;

c.	If the name of the issuer appears on the MFS Significant Client List, then the MFS Proxy Voting Committee will be apprised of that fact and each member of the MFS Proxy Voting Committee will carefully evaluate the proposed vote in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests; and

d.	For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Voting Committee will document: the name of the issuer, the issuer’s relationship to MFS, the analysis of the matters submitted for proxy vote, the votes as to be cast and the reasons why the MFS Proxy Voting Committee determined that the votes were cast in the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests. A copy of the foregoing documentation will be provided to MFS’ Conflicts Officer.

      The members of the MFS Proxy Voting Committee are responsible for creating and maintaining the MFS Significant Client List, in consultation with MFS’ distribution and institutional business units. The MFS Significant Client List will be reviewed and updated periodically, as appropriate.

      From time to time, certain MFS Funds may own shares of other MFS Funds (the “underlying fund”). If an underlying fund submits a matter to a shareholder vote, the MFS Fund that owns shares of the underlying fund will vote its shares in the same proportion as the other shareholders of the underlying fund.

3. Gathering Proxies

      Most proxies received by MFS and its clients originate at Automatic Data Processing Corp. (“ADP”) although a few proxies are transmitted to investors by corporate issuers through their custodians or depositories. ADP and issuers send proxies and related material directly to the record holders of the shares beneficially owned by MFS’ clients, usually to the client’s custodian or, less commonly, to the client itself. This material will include proxy cards, reflecting the shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy statements with the issuer’s explanation of the items to be voted upon.

      MFS, on behalf of itself and the Funds, has entered into an agreement with an independent proxy administration firm, Institutional Shareholder Services, Inc. (the “Proxy Administrator”), pursuant to which the Proxy Administrator performs various proxy vote related administrative services, such as vote processing and recordkeeping functions for MFS’ Funds and institutional client accounts. The Proxy Administrator receives proxy statements and proxy cards directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator’s system by an MFS holdings datafeed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for all upcoming shareholders’ meetings are available on-line to certain MFS employees and the MFS Proxy Voting Committee.

4. Analyzing Proxies

      Proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures. The Proxy Administrator at the prior direction of MFS automatically votes all proxy matters that do not require the particular exercise of discretion or judgment with respect to these MFS Proxy Voting Policies and Procedures as determined by the MFS Proxy Voting Committee. With respect to proxy matters that require the particular exercise of discretion or judgment, MFS considers and votes on those proxy matters. MFS receives research from ISS which it may take into account in deciding how to vote.

      In addition, MFS expects to rely on ISS to identify circumstances in which a board may have approved excessive executive compensation. Representatives of the MFS Proxy Voting Committee review, as appropriate, votes cast to ensure conformity with these MFS Proxy Voting Policies and Procedures.

      As a general matter, portfolio managers and investment analysts have little or no involvement in specific votes taken by MFS. This is designed to promote consistency in the application of MFS’ voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize the potential that proxy solicitors, issuers, or third parties might attempt to exert inappropriate influence on the vote. In limited types of votes (e.g., corporate actions, such as mergers and acquisitions), a representative of MFS Proxy Voting Committee may consult with or seek recommenda-

tions from MFS portfolio managers or investment analysts.1 However, the MFS Proxy Voting Committee would ultimately determine the manner in which all proxies are voted.

      As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.

5. Voting Proxies

      In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Voting Committee, and makes available on-line various other types of information so that the MFS Proxy Voting Committee may review and monitor the votes cast by the Proxy Administrator on behalf of MFS’ clients.

C.     Monitoring System

      It is the responsibility of the Proxy Administrator and MFS’ Proxy Voting Committee to monitor the proxy voting process. When proxy materials for clients are received, they are forwarded to the Proxy Administrator and are input into the Proxy Administrator’s system. Through an interface with the portfolio holdings database of MFS, the Proxy Administrator matches a list of all MFS Funds and clients who hold shares of a company’s stock and the number of shares held on the record date with the Proxy Administrator’s listing of any upcoming shareholder’s meeting of that company.

      When the Proxy Administrator’s system “tickler” shows that the voting cut-off date of a shareholders’ meeting is approaching, a Proxy Administrator representative checks that the vote for MFS Funds and clients holding that security has been recorded in the computer system. If a proxy card has not been received from the client’s custodian, the Proxy Administrator calls the custodian requesting that the materials be forwarded immediately. If it is not possible to receive the proxy card from the custodian in time to be voted at the meeting, MFS may instruct the custodian to cast the vote in the manner specified and to mail the proxy directly to the issuer.

D. Records Retention

      MFS will retain copies of these MFS Proxy Voting Policies and Procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees, Board of Directors and Board of Managers of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy cards completed by representatives of the MFS Proxy Voting Committee, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Voting Committee. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator’s system as to proxies processed, including the dates when proxy ballots were received and submitted, and the votes on each company’s proxy issues, are retained as required by applicable law.

E.     Reports

All MFS Advisory Clients

      At any time, a report can be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue.

1 From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst is not available to provide a recommendation on a merger or acquisition proposal. If such a recommendation cannot be obtained prior to the cut-off date of the shareholder meeting, certain members of the MFS Proxy Voting Committee may determine to abstain from voting.

      Except as described above, MFS generally will not divulge actual voting practices to any party other than the client or its representatives (unless required by applicable law) because we consider that information to be confidential and proprietary to the client.

Revised June 1, 2008

APPENDIX L

NFJ

General Policy

      NFJ Investment Group L.P. (“NFJ”) votes proxies as part of its authority to manage, acquire, and dispose of account assets, unless the client has explicitly reserved the authority for itself. This policy is designed and implemented in a manner reasonably expected to ensure that voting rights are exercised in the best interest of NFJ’s clients and in compliance with Rule 206(4)-6 of the Investment Advisers Act of 1940, other applicable rules of the Securities and Exchange Commission and NFJ’s fiduciary obligations. When voting proxies, NFJ’s primary objective is to make voting decisions solely in the best interests of its clients by voting proxies in a manner intended to enhance the economic value of the underlying portfolio securities held in its clients’ accounts.

      This policy sets forth the general standards for proxy voting whereby NFJ has authority to vote its client’s proxies with respect to portfolio securities held in the accounts of its clients for whom it provides discretionary investment management services. These include:

•	Exercising responsibility for voting decisions;

•	Resolving conflicts of interest;

•	Making appropriate disclosures to clients;

•	Creating and maintaining appropriate records;

•	Providing clients access to voting records; and

•	Outsourcing the proxy voting administrative process.

Responsibility for Voting Decisions

      Exercise of shareholder voting rights is an investment decision. Accordingly, it is the responsibility of NFJ’s senior management to ensure that voting decisions are organized and conducted in accordance with portfolio objectives and any applicable legal requirements. In order to ensure that this obligation is carried out, the senior management of NFJ has designated a committee to be responsible for all aspects of the exercise of shareholder rights (the “Proxy Committee”). The Proxy Committee is comprised of NFJ professionals as provided for in the charter of the Proxy Committee. The Proxy Committee shall have the responsibility for oversight of the proxy voting process for all NFJ clients, except for clients who have retained the right to vote their own proxies, either generally or on any specific matter. To the extent a client instructs NFJ to direct voting on a particular issue, the Proxy Committee shall evaluate such request on a case-by-case basis.

The Proxy Committee

      The Proxy Committee shall be governed by this policy and will perform the following duties:

•	Establish NFJ’s proxy voting guidelines, with such advice, participation and research as the Proxy Committee deems appropriate from the investment professionals, proxy voting services or other knowledgeable interested parties.

•	To the extent the proxy guidelines do not cover potential proxy voting issues, discuss and determine the process for determining how to vote such issues.

•	Develop a process for the resolution of voting issues that require a case-by-case analysis or involve a conflict of interest (including the involvement of the appropriate investment professionals as necessary) and monitor such process.

•	Vote or engage a third party service provider to vote proxies in accordance with NFJ’s guidelines.

•	Document, in the form of a report, the resolution of any conflicts of interest between NFJ and its clients, and provide or make available, adequate documentation to support that conflicts were resolved in a fair, equitable and consistent manner that is in the interest of clients.

•	Approve and monitor the outsourcing of voting obligations to third-parties.

•	Oversee the maintenance of records regarding voting decisions in accordance with the standards set forth by this policy.

      The Proxy Committee shall review, at least annually, all applicable processes and procedures, voting practices, the adequacy of records and the use of third party services.

Obligation to Vote

      When an investment management or client relationship is established, the obligation of NFJ to vote may be inherent in the relationship or, in some cases, implied as a matter of law. In some situations, the client may prefer to vote (or direct the voting) for portfolio securities. To the extent a client wishes to retain voting authority, the client specifically must do so in writing.

Voting Proxies

Written Proxy Voting Guidelines

      NFJ shall establish general voting guidelines for recurring proposals (“Voting Guidelines”). The Voting Guidelines should address routine as well as significant matters commonly encountered. The Voting Guidelines should permit voting decisions to be made flexibly while taking into account all relevant facts and circumstances. The Proxy Committee or its delegate (typically, an investment professional on the Proxy Committee) shall review the Voting Guidelines periodically. In addition, the Proxy Committee or its delegate (typically, an investment professional on the applicable strategy team) may make the determination regarding how to vote a proxy on a case-by-case basis.

Abstention from Voting Proxies

      NFJ may abstain or refrain from voting a client proxy on behalf of its clients’ accounts under certain circumstances. These include:

•	When the economic effect on shareholder’s interests or the value of the portfolio holding is indeterminable or insignificant;

•	When voting the proxy would unduly impair the investment management process;

•	When the cost of voting the proxies outweighs the benefits or is otherwise impractical;

•	When the issuer whose management is soliciting the proxy (or other proponent of the proxy) is an affiliate of NFJ.

Logistical Considerations

      NFJ may refrain from voting a proxy due to logistical or other considerations that may have a detrimental effect on NFJ’s ability to vote such a proxy. These issues may include, but are not limited to: (1) proxy statements and ballots being written in a foreign language, (2) untimely notice of a shareholder meeting, (3) requirements to vote proxies in person, (4) restrictions on foreigner’s ability to exercise votes, (5) restrictions on the sale of securities for a period of time in proximity to the shareholder meeting (e.g. share blocking) or (6) requirements to provide local agents with power of attorney to facilitate the voting instructions. Such proxies are voted on a best-efforts basis.

Securities on Loan

      Registered investment companies that are advised or sub-advised by NFJ as well as certain other advisory clients may participate in securities lending programs. Under most securities lending arrangements, securities on loan may not be voted by the lender unless the loan is recalled prior to the record date for the vote. NFJ believes that each client has the right to determine whether participating in a securities lending program enhances returns, to contract with the securities lending agent of its choice and to structure a securities lending program through its lending agent that balances any tension between loaning and voting securities in a manner that satisfies such client. NFJ will request that clients notify NFJ in writing if the client has decided to participate in a securities lending program. If a client has decided to participate in a securities lending program, NFJ will defer to the client’s determination and not attempt to seek recalls solely for the purpose of voting routine proxies as this could impact the returns received from securities lending and make the client a less desirable lender in a marketplace. If the client who participates in a securities lending program requests, NFJ will use reasonable efforts to request the client recall the loaned securities for voting if NFJ has knowledge that the proxy involves a Material Event (as defined below) effecting the loaned securities.

      Material Event for purposes of determining whether a recall of a security is warranted, means a proxy that relates to a merger, acquisition, spin-off or other similar corporate action. The Proxy Committee will review the standard for determination of a Material Event from time to time and will adjust the standard as it deems necessary. NFJ may utilize third-party service providers, in its sole discretion, to assist it in identifying and evaluating whether an event constitutes a Material Event.

      The ability to timely recall shares for proxy voting purposes is not within the control of NFJ and requires the cooperation of the client and its other service providers. Under certain circumstances, the recall of shares in time to be voted may not be possible due to applicable proxy voting record dates, the timing of receipt of information and administrative considerations. Accordingly, efforts to recall loaned securities are not always effective and there can be no guarantee that any such securities can be retrieved in a timely manner for purposes of voting the securities.

Resolving Conflicts of Interest

      NFJ may have conflicts that can affect how it votes its clients’ proxies. For example, NFJ may advise a pension plan whose management is sponsoring a proxy proposal. NFJ’s clients that exercise voting rights themselves may also have conflicting views with NFJ on the appropriate manner of exercising shareholder voting rights in general or in specific circumstances. Regardless, votes shall only be cast in the best economic interests of clients in a manner intended to enhance the economic value of the underlying portfolio securities. NFJ shall not vote shares held in one client’s account in a manner designed to benefit or accommodate any other client. The Proxy Committee is responsible for addressing how NFJ resolves material conflicts of interest with its clients.

Making Appropriate Disclosures to Clients

      NFJ shall provide clients with a summary of this policy in the form of a general Proxy Voting Policy Statement. The delivery of this statement can be made in Part II of Form ADV or under separate cover.

Creating and Maintaining Appropriate Records

Recordkeeping Requirements

      In keeping with applicable law, NFJ will keep the following records:

•	Copies of NFJ’s Proxy Voting Policy and Procedures;

•	Copies or records of each proxy statement received with respect to clients’ securities for whom NFJ exercises voting authority; records of votes cast on behalf of clients;

•	Records of each vote cast as well as certain records pertaining to NFJ’s decision on the vote;

•	Records of written client requests for proxy voting information; and

•	Records of written responses from NFJ to either written or oral client request regarding proxy voting.

Retention of Records

      Records are kept for at least six years following the date that the vote was cast. NFJ may maintain the records electronically. Third-party service providers may be used to maintain proxy statements and proxy votes.

Providing Clients Access to Voting Records

Access by Clients

      Generally, clients of NFJ have the right, and shall be afforded the opportunity, to have access to records of voting actions taken with respect to securities held in their respective account or strategy.

      Shareholders and unit-holders of commingled funds advised or sub-advised by NFJ shall have such access to voting records pursuant to the governing documents of the commingled fund.

Access by Third Parties

      Voting actions are confidential and may not be disclosed to any third party except as may be required by law or explicitly authorized by the client.

Outsourcing the Proxy Voting Process

      To assist in the proxy voting process, NFJ may retain an independent third party service provider to assist in providing in-depth research, analysis and voting recommendations on corporate governance issues and corporate actions as well as assist in the administrative process. The services provided to NFJ may offer a variety of fiduciary-level, proxy-related services to assist in its handling of proxy voting responsibilities and corporate governance-related efforts.

Version 1.3 — Effective August 1, 2003

Revised December 31, 2007

APPENDIX M

Oppenheimer

      These Portfolio Proxy Voting Policies and Procedures, which include the attached “OppenheimerFunds Proxy Voting Guidelines” (the “Guidelines”), set forth the proxy voting policies, procedures and guidelines to be followed by OppenheimerFunds, Inc. (“OFI”) in voting portfolio proxies relating to securities held by clients, including registered investment companies advised or sub-advised by OFI (“Fund(s)”).

A.	Funds for which OFI has Proxy Voting Responsibility

      OFI Funds. Each Board of Directors/ Trustees of the Funds advised by OFI (the “OFI Fund Board(s)”) has delegated to OFI the authority to vote portfolio proxies pursuant to these Policies and Procedures and subject to Board supervision.

      Sub-Advised Funds. OFI also serves as an investment sub-adviser for a number of other non-OFI funds not overseen by the OFI Fund Boards (“Sub-Advised Funds”). Pursuant to contractual arrangements between OFI and many of those Sub-Advised Funds’ managers, OFI is responsible for portfolio proxy voting of the portfolio proxies held by those Sub-Advised Funds.

      Tremont Funds (Funds-of-Hedge Funds). Certain OFI Funds are structured as funds-of-hedge funds (the “Tremont Funds”) and invest their assets primarily in underlying private investment partnerships and similar investment vehicles (“portfolio funds”). These Tremont Funds have delegated voting of portfolio proxies (if any) for their portfolio holdings to OFI. OFI, in turn, has delegated the proxy voting responsibility to Tremont Partners, Inc., the investment manager of the Tremont Funds.

      The underlying portfolio funds, however, typically do not solicit votes from their interest holders (such as the Tremont Funds). Therefore, the Tremont Funds’ interests (or shares) in those underlying portfolio funds are not considered to be “voting securities” and generally would not be subject to these Policies and Procedures. However, in the unlikely event that an underlying portfolio fund does solicit the vote or consent of its interest holders, the Tremont Funds and Tremont Partners, Inc. have adopted these Policies and Procedures and will vote in accordance with these Policies and Procedures.

B.	Proxy Voting Committee

      OFI’s internal proxy voting committee (the “Committee”) is responsible for overseeing the proxy voting process and ensuring that OFI and the Funds meet their regulatory and corporate governance obligations for voting of portfolio proxies.

      The Committee shall adopt a written charter that outlines its responsibilities and any amendments to the charter shall be provided to the Boards at the Boards’ next regularly scheduled meetings.

      The Committee also shall receive and review periodic reports prepared by the proxy voting agent regarding portfolio proxies and related votes cast. The Committee shall oversee the proxy voting agent’s compliance with these Policies and Procedures and the Guidelines, including any deviations by the proxy voting agent from the Guidelines.

      The Committee will meet on a regular basis and may act at the direction of two or more of its voting members provided one of those members is the Legal Department or Compliance Department representative. The Committee will maintain minutes of Committee meetings and provide regular reports to the OFI Fund Boards.

C.	Administration and Voting of Portfolio Proxies

          1.     Fiduciary Duty and Objective

      As an investment adviser that has been granted the authority to vote portfolio proxies, OFI owes a fiduciary duty to the Funds to monitor corporate events and to vote portfolio proxies consistent with the best interests of the Funds and their shareholders. In this regard, OFI seeks to ensure that all votes are free from unwarranted and inappropriate influences. Accordingly, OFI generally votes portfolio proxies in a uniform manner for the Funds and in accordance with these Policies and Procedures and the Guidelines.

      In meeting its fiduciary duty, OFI generally undertakes to vote portfolio proxies with a view to enhancing the value of the company’s stock held by the Funds. Similarly, when voting on matters for which the Guidelines dictate a vote be decided on a case-by-case basis, OFI’s primary consideration is the economic interests of the Funds and their shareholders.

2.	Proxy Voting Agent

      On behalf of the Funds, OFI retains an independent, third party proxy voting agent to assist OFI in its proxy voting responsibilities in accordance with these Policies and Procedures and, in particular, with the Guidelines. As discussed above, the Committee is responsible for monitoring the proxy voting agent.

      In general, OFI may consider the proxy voting agent’s research and analysis as part of OFI’s own review of a proxy proposal in which the Guidelines recommend that the vote be considered on a case-by-case basis. OFI bears ultimate responsibility for how portfolio proxies are voted. Unless instructed otherwise by OFI, the proxy voting agent will vote each portfolio proxy in accordance with the Guidelines. The proxy voting agent also will assist OFI in maintaining records of OFI’s and the Funds’ portfolio proxy votes, including the appropriate records necessary for the Funds’ to meet their regulatory obligations regarding the annual filing of proxy voting records on Form N-PX with the SEC.

3.	Material Conflicts of Interest

      OFI votes portfolio proxies without regard to any other business relationship between OFI (or its affiliates) and the company to which the portfolio proxy relates. To this end, OFI must identify material conflicts of interest that may arise between the interests of a Fund and its shareholders and OFI, its affiliates or their business relationships. A material conflict of interest may arise from a business relationship between a portfolio company or its affiliates (together the “company”), on one hand, and OFI or any of its affiliates (together “OFI”), on the other, including, but not limited to, the following relationships:

•	OFI provides significant investment advisory or other services to a company whose management is soliciting proxies or OFI is seeking to provide such services;

•	an officer of OFI serves on the board of a charitable organization that receives charitable contributions from the company and the charitable organization is a client of OFI;

•	a company that is a significant selling agent of OFI’s products and services solicits proxies;

•	OFI serves as an investment adviser to the pension or other investment account of the portfolio company or OFI is seeking to serve in that capacity; or

•	OFI and the company have a lending or other financial-related relationship.

In each of these situations, voting against company management’s recommendation may cause OFI a loss of revenue or other benefit.

      OFI and its affiliates generally seek to avoid such material conflicts of interest by maintaining separate investment decision making processes to prevent the sharing of business objectives with respect to proposed or actual actions regarding portfolio proxy voting decisions. This arrangement alone, however, is insufficient to assure that material conflicts of interest do not influence OFI’s voting of portfolio proxies. To minimize this possibility, OFI and the Committee employ the following procedures:

•	If the proposal that gives rise to a material conflict is specifically addressed in the Guidelines, OFI will vote the portfolio proxy in accordance with the Guidelines, provided that the Guidelines do not provide discretion to OFI on how to vote on the matter (i.e., case-by-case);

•	If the proposal that gives rise to a potential conflict is not specifically addressed in the Guidelines or provides discretion to OFI on how to vote, OFI will vote in accordance with its proxy voting agent’s general recommended guidelines on the proposal provided that OFI has reasonably determined there is no conflict of interest on the part of the proxy voting agent;

•	If neither of the previous two procedures provides an appropriate voting recommendation, OFI may retain an independent fiduciary to advise OFI on how to vote the proposal; or the Committee may determine that voting on the particular proposal is impracticable and/or is outweighed by the cost of voting and direct OFI to abstain from voting.

4.	Certain Foreign Securities

      Portfolio proxies relating to foreign securities held by the Funds are subject to these Policies and Procedures. In certain foreign jurisdictions, however, the voting of portfolio proxies can result in additional restrictions that have an economic impact or cost to the security, such as “share-blocking.” Share-blocking would prevent OFI from selling the shares of the foreign security for a period of time if OFI votes the portfolio proxy relating to the foreign security. In determining whether to vote portfolio proxies subject to such restrictions, OFI, in consultation with the Committee, considers whether the vote, either itself or together with the votes of other shareholders, is expected to have an effect on the value of the investment that will outweigh the cost of voting. Accordingly, OFI may determine not to vote such securities. If OFI determines to vote a portfolio proxy and during the “share-blocking period” OFI would like to sell an affected foreign security for one or more Funds, OFI, in consultation with the Committee, will attempt to recall the shares (as allowable within the market time-frame and practices).

5.	Securities Lending Programs

      The Funds may participate in securities lending programs with various counterparties. Under most securities lending arrangements, proxy voting rights during the lending period generally are transferred to the borrower, and thus proxies received in connection with the securities on loan may not be voted by the lender (i.e., the Fund) unless the loan is recalled. Alternatively, some securities lending programs use contractual arrangements among the lender, borrower and counterparty to arrange for the borrower to vote the proxies in accordance with instructions from the lending Fund.

      If a Fund participates in a securities lending program, OFI will attempt to recall the recall the Funds’ portfolio securities on loan and vote proxies relating to such securities if OFI determines that the votes involve matters that would have a material effect on the Fund’s investment in such loaned securities.

6.	Shares of Registered Investment Companies (Fund of Funds)

      Certain OFI Funds are structured as funds of funds and invest their assets primarily in other underlying OFI Funds (the “Fund of Funds”). Accordingly, the Fund of Fund is a shareholder in the underlying OFI Funds and may be requested to vote on a matter pertaining to those underlying OFI Funds. With respect to any such matter, the Fund of Funds will vote its shares in the underlying OFI Fund in the same proportion as the vote of all other shareholders in that underlying OFI Fund (sometimes called “mirror” or “echo” voting).

D.	Fund Board Reports and Recordkeeping

      OFI will prepare periodic reports for submission to the Board describing:

•	any issues arising under these Policies and Procedures since the last report to the Board and the resolution of such issues, including but not limited to, information about conflicts of interest not addressed in the Policies and Procedures; and

•	any proxy votes taken by OFI on behalf of the Funds since the last report to the Board which were deviations from the Policies and Procedures and the reasons for any such deviations.

      In addition, no less frequently than annually, OFI will provide the Boards a written report identifying any recommended changes in existing policies based upon OFI’s experience under these Policies and Procedures, evolving industry practices and developments in applicable laws or regulations.

      OFI will maintain all records required to be maintained under, and in accordance with, the Investment Company Act of 1940 and the Investment Advisers Act of 1940 with respect to OFI’s voting of portfolio proxies, including, but not limited to:

•	these Policies and Procedures, as amended from time to time;

•	Records of votes cast with respect to portfolio proxies, reflecting the information required to be included in Form N-PX;

•	Records of written client requests for proxy voting information and any written responses of OFI to such requests; and

•	Any written materials prepared by OFI that were material to making a decision in how to vote, or that memorialized the basis for the decision.

E.	Amendments to these Procedures

      In addition to the Committee’s responsibilities as set forth in the Committee’s Charter, the Committee shall periodically review and update these Policies and Procedures as necessary. Any amendments to these Procedures and Policies (including the Guidelines) shall be provided to the Boards for review, approval and ratification at the Boards’ next regularly scheduled meetings.

F.	Proxy Voting Guidelines

      The Guidelines adopted by the Boards of the Funds are attached as Appendix A. The importance of various issues shifts as political, economic and corporate governance issues come to the forefront and then recede. Accordingly, the Guidelines address the issues OFI has most frequently encountered in the past several years.

as of December 5, 2005

Oppenheimer Appendix A

OppenheimerFunds, Inc. and Oppenheimer Funds

Portfolio Proxy Voting Guidelines
(dated as of November 30, 2007)

1.   OPERATIONAL ITEMS

      Amend Quorum Requirements.

•	Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

      Amend Minor Bylaws.

•	Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

      Change Company Name.

•	Vote WITH Management

      Change Date, Time, or Location of Annual Meeting.

•	Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

•	Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

      Transact Other Business.

•	Vote AGAINST proposals to approve other business when it appears as voting item.

AUDITORS

      Ratifying Auditors

•	Vote FOR Proposals to ratify auditors, unless any of the following apply:

•	An auditor has a financial interest in or association with the company, and is therefore not independent.

•	Fees for non-audit services are excessive.

•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

•	Vote AGAINST shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

•	Vote AGAINST shareholder proposals asking for audit firm rotation.

•	Vote on a CASE-BY-CASE basis on shareholder proposals asking the company to discharge the auditor(s).

•	Proposals are adequately covered under applicable provisions of Sarbanes-Oxley Act or NYSE or SEC regulations.

2.0 THE BOARD OF DIRECTORS

      2.1 Voting on Director Nominees

•	Vote on director nominees should be made on a CASE-BY-CASE basis, examining the following factors:

•	Composition of the board and key board committees

•	Attendance at board meetings

•	Corporate governance provisions and takeover activity

•	Long-term company performance relative to a market index

•	Directors’ investment in the company

•	Whether the chairman is also serving as CEO

•	Whether a retired CEO sits on the board

•	WITHHOLD VOTES: However, there are some actions by directors that should result in votes being WITHHELD. These instances include directors who:

•	Attend less than 75% of the board and committee meetings without a valid excuse.

•	Implement or renew a dead-hand or modified dead-hand poison pill

•	Ignore a shareholder proposal that is approved by a majority of the shares outstanding.

•	Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years.

•	Failed to act on takeover offers where the majority of the shareholders tendered their shares.

•	Are inside directors or affiliated outsiders; and sit on the audit, compensation, or nominating committees or the company does not have one of these committees.

•	Are audit committee members; and the non-audit fees paid to the auditor are excessive.

•	Enacted egregious corporate governance policies or failed to replace management as appropriate.

•	Are inside directors or affiliated outside directors; and the full board is less than majority independent.

•	Are CEOs of public companies who serve on more than three public company boards, i.e., more than two public company boards other than their own board. (The term “public company” excludes an investment company.)

•	Serve on more than six public company boards. (The term “public company” excludes an investment company.)

•	Additionally, the following should result in votes being WITHHELD (except from new nominees):

•	If the director(s) receive more than 50% withhold votes of votes cast and the issue that was the underlying cause of the high level of withhold votes in the prior election has not been addressed.

•	If the company has adopted or renewed a poison pill without shareholder approval since the company’s last annual meeting, does not put the pill to a vote at the current annual meeting, and there is no requirement to put the pill to shareholder vote within 12 months of its adoption. If a company that triggers this policy commits to putting its pill to a shareholder vote within 12 months of its adoption, OFI will not recommend a WITHHOLD vote.

      2.2 Board Size

•	Vote on a CASE-BY-CASE basis on shareholder proposals to maintain or improve ratio of independent versus non-independent directors.

•	Vote FOR proposals seeking to fix the board size or designate a range for the board size.

•	Vote on a CASE-BY-CASE basis on proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

      2.3 Classification/ Declassification of the Board

•	Vote AGAINST proposals to classify the board.

•	Vote FOR proposals to repeal classified boards and to elect all directors annually. In addition, if 50% of shareholders request repeal of the classified board and the board remains classified, withhold votes for those directors at the next meeting at which directors are elected.

      2.4 Cumulative Voting

•	Vote FOR proposal to eliminate cumulative voting.

      2.5 Require Majority Vote for Approval of Directors

•	OFI will generally vote FOR precatory and binding resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats.

Companies are strongly encouraged to also adopt a post-election policy (also known as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

      2.6   Director and Officer Indemnification and Liability Protection

•	Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard.

•	Vote FOR proposals to eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care, provided the liability for gross negligence is not eliminated.

•	Vote FOR indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness, provided coverage is not provided for gross negligence acts.

•	Vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if both of the following apply:

•	The director was found to have acted in good faith and in a manner that he reasonable believed was in the best interests of the company, and

•	Only if the director’s legal expenses would be covered.

      2.7 Establish/ Amend Nominee Qualifications

•	Vote on a CASE-BY-CASE basis on proposals that establish or amend director qualifications.

•	Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

•	Vote AGAINST shareholder proposals requiring two candidates per board seat.

      2.8 Filling Vacancies/ Removal of Directors.

•	Vote AGAINST proposals that provide that directors may be removed only for cause.

•	Vote FOR proposals to restore shareholder ability to remove directors with or without cause.

•	Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

•	Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

      2.9 Independent Chairman (Separate Chairman/ CEO)

•	Generally vote FOR shareholder proposals requiring the position of chairman to be filled by an independent director unless there are compelling reasons to recommend against the proposal such as a counterbalancing governance structure. This should include all of the following:

•	Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties

•	Two-thirds independent board

•	All-independent key committees

•	Established governance guidelines

•	The company should not have underperformed its peers and index on a one-year and three-year basis, unless there has been a change in the Chairman/ CEO position within that time. Performance will be measured according to shareholder returns against index and peers from the performance summary table.

      2.10  Majority of Independent Directors/ Establishment of Committees

•	Vote FOR shareholder proposals asking that a majority of directors be independent but vote CASE-BY-CASE on proposals that more than a majority of directors be independent. NYSE and NASDAQ already require that listed companies have a majority of independent directors.

•	Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

      2.11 Open Access

•	Vote CASE-BY-CASE on shareholder proposals asking for open access taking into account the ownership threshold specified in the proposal and the proponent’s rationale for targeting the company in terms of board and director conduct. (At the time of these policies, the SEC’s proposed rule in 2003 on Security Holder Director Nominations remained outstanding.)

      2.12 Stock Ownership Requirements

•	Vote on a CASE-BY-CASE basis on shareholder proposals that mandate a minimum amount of stock that a director must own in order to qualify as a director or to remain on the board. While stock ownership on the part of directors is favored, the company should determine the appropriate ownership requirement.

•	Vote on a CASE-BY-CASE basis on shareholder proposals asking companies to adopt holding periods or retention ratios for their executives, taking into account:

•	Whether the company has any holding period, retention ratio or officer ownership requirements in place. These should consist of: Rigorous stock ownership guidelines or short-term holding period requirement (six months to one year) coupled with a significant long-term ownership requirement or a meaningful retention ratio.

•	Actual officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership or retention requirements.

      2.13 Age or Term Limits

•	Vote AGAINST shareholder or management proposals to limit the tenure of directors either through term limits or mandatory retirement ages. OFI views as management decision.

3.0 PROXY CONTESTS

      3.1 Voting for Director Nominees in Contested Elections

•	Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis considering the following factors:

•	Long-term financial performance of the target company relative to its industry

•	Management’s track record

•	Background to the proxy contest

•	Qualifications of director nominees (both slates)

•	Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met

•	Stock ownership position

      3.2 Reimbursing Proxy Solicitation Expenses

•	Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases, which OFI recommends in favor of the dissidents, OFI also recommends voting for reimbursing proxy solicitation expenses.

      3.3 Confidential Voting

•	Vote AGAINST shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election.

•	If a proxy solicitor loses the right to inspect individual proxy cards in advance of a meeting, this could result in many cards being voted improperly (wrong signatures, for example) or not at all, with the result that companies fail to reach a quorum count at their annual meetings, and therefore these companies to incur the expense of second meetings or votes.

4.0 ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES

      4.1  Advance Notice Requirements for Shareholder Proposals/ Nominations.

•	Votes on advance notice proposals are determined on a CASE-BY-CASE basis, generally giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

      4.2 Amend Bylaws without Shareholder Consent

•	Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.

•	Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

      4.3 Poison Pills

•	Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in Supplemental Executive Retirement Plan agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

•	Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

•	Vote FOR share holder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it.

•	Vote FOR shareholder proposals asking that any future pill be put to a shareholder vote.

      4.4 Shareholder Ability to Act by Written Consent

•	Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

•	Vote FOR proposals to allow or make easier shareholder action by written consent.

      4.5 Shareholder Ability to Call Special Meetings

•	Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

•	Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

      4.6 Establish Shareholder Advisory Committee

•	Vote WITH Management

      4.7 Supermajority Vote Requirements

•	Vote AGAINST proposals to require a supermajority shareholder vote.

•	Vote FOR proposals to lower supermajority vote requirements.

5.0 MERGERS AND CORPORATE RESTRUCTURINGS

      5.1 Appraisal Rights

•	Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

      5.2 Asset Purchases

•	Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

•	Purchase price

•	Fairness opinion

•	Financial and strategic benefits

•	How the deal was negotiated

•	Conflicts of interest

•	Other alternatives for the business

•	Non-completion risk

      5.3 Asset Sales

•	Vote CASE-BY-CASE on asset sale proposals, considering the following factors:

•	Impact on the balance sheet/working capital

•	Potential elimination of diseconomies

•	Anticipated financial and operating benefits

•	Anticipated use of funds

•	Value received for the asset

•	Fairness opinion

•	How the deal was negotiated

•	Conflicts of interest

      5.4 Bundled Proposals

•	Review on a CASE-BY-CASE basis on bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

      5.5 Conversion of Securities

•	Votes on proposals regarding conversion of securities are determined on a CASE-BY-CASE basis. When evaluating these proposals, the investor should review the dilution to existing shareholders, the conversion price relative to the market value, financial issues, control issues, termination penalties, and conflicts of interest.

5.6	Corporate Reorganization/ Debt Restructuring/ Prepackaged Bankruptcy Plans/ Reverse Leveraged Buyouts/ Wrap Plans

•	Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following:

•	Dilution to existing shareholders’ position

•	Terms of the offer

•	Financial issues

•	Management’s efforts to pursue other alternatives

•	Control issues

•	Conflicts of interest

•	Vote CASE-BY-CASE on the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

      5.7 Formation of Holding Company

•	Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following:

•	The reasons for the change

•	Any financial or tax benefits

•	Regulatory benefits

•	Increases in capital structure

•	Changes to the articles of incorporation or bylaws of the company.

•	Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

•	Increases in common or preferred stock in excess of the allowable maximum as calculated by the ISS Capital Structure Model.

•	Adverse changes in shareholder rights.

      5.8   Going Private Transactions (LBOs and Minority Squeezeouts)

•	Votes on going private transactions on a CASE-BY-CASE basis, taking into account the following:

•	Offer price/premium

•	Fairness opinion

•	How the deal was negotiated

•	Conflicts of interests

•	Other alternatives/offers considered

•	Non-completion risk

      5.9 Joint Venture

•	Votes on a CASE-BY-CASE basis on proposals to form joint ventures, taking into account the following:

•	Percentage of assets/business contributed

•	Percentage of ownership

•	Financial and strategic benefits

•	Governance structure

•	Conflicts of interest

•	Other alternatives

•	Non-completion risk

      5.10 Liquidations

•	Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

•	Vote on a CASE-BY-CASE basis, if the company will file for bankruptcy if the proposal is not approved.

      5.11  Mergers and Acquisitions/ Issuance of Shares to Facilitate Merger or Acquisition

•	Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following:

•	Prospects of the combined company, anticipated financial and operating benefits

•	Offer price (premium or discount)

•	Fairness opinion

•	How the deal was negotiated

•	Changes in corporate governance

•	Change in the capital structure

•	Conflicts of interest

      5.12 Private Placements/ Warrants/ Convertible Debenture

•	Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis. When evaluating these proposals the invest should review:

•	Dilution to existing shareholders’ position

•	Terms of the offer

•	Financial issues

•	Management’s efforts to pursue other alternatives

•	Control issues

•	Conflicts of interest

      5.13 Spinoffs

•	Votes on spinoffs should be considered on a CASE-BY-CASE basis depending on:

•	Tax and regulatory advantages

•	Planned use of the sale proceeds

•	Valuation of spinoff

•	Fairness opinion

•	Benefits to the parent company

•	Conflicts of interest

•	Managerial incentives

•	Corporate governance changes

•	Changes in the capital structure

      5.14 Value Maximization Proposals

•	Votes on a CASE-BY-CASE basis on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management, strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution and whether the company is actively exploring its strategic options, including retaining a financial advisor.

      5.15 Severance Agreements that are Operative in Event of Change in Control

•	Review CASE-BY-CASE, with consideration give to ISS “transfer-of-wealth” analysis. (See section 8.2)

6.0 STATE OF INCORPORATION

      6.1 Control Share Acquisition Provisions

•	Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

•	Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

•	Vote FOR proposals to restore voting rights to the control shares.

      6.2 Control Share Cashout Provisions

•	Vote FOR proposals to opt out of control share cashout statutes.

      6.3 Disgorgement Provisions

•	Vote FOR proposals to opt out of state disgorgement provisions.

      6.4 Fair Price Provisions

•	Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

•	Generally vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

      6.5 Freezeout Provisions

•	Vote FOR proposals to opt out of state freezeout provisions.

      6.6 Greenmail

•	Vote FOR proposals to adopt anti-greenmail charter of bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

•	Review on a CASE-BY-CASE basis on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

      6.7 Reincorporation Proposals

•	Proposals to change a company’s state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.

•	Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

      6.8 Stakeholder Provisions

•	Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

      6.9 State Anti-takeover Statutes

•	Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

7.0 CAPITAL STRUCTURE

      7.1 Adjustments to Par Value of Common Stock

•	Vote FOR management proposals to reduce the par value of common stock.

      7.2 Common Stock Authorization

•	Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

•	Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

•	Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

      7.3 Dual — Class Stock

•	Vote AGAINST proposals to create a new class of common stock with superior voting rights.

•	Vote FOR proposals to create a new class of non-voting or sub-voting common stock if:

•	It is intended for financing purposes with minimal or no dilution to current shareholders

•	It is not designed to preserve the voting power of an insider or significant shareholder

      7.4 Issue Stock for Use with Rights Plan

•	Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

      7.5 Preemptive Rights

•	Review on a CASE-BY-CASE basis on shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive right, consider the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

      7.6 Preferred Stock

•	Vote FOR shareholder proposals to submit preferred stock issuance to shareholder vote.

•	Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).

•	Vote FOR proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense)

•	Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

•	Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

•	Vote AGAINST proposals to increase the number of blank check preferred shares unless, (i) class of stock has already been approved by shareholders and (ii) the company has a record of issuing preferred stock for legitimate financing purposes.

      7.7 Pledge of Assets for Debt (Generally Foreign Issuers)

•	OFI will consider these proposals on a CASE-BY-CASE basis. Generally, OFI will support increasing the debt-to-equity ratio to 100%. Any increase beyond 100% will require further assessment, with a comparison of the company to its industry peers or country of origin.

           In certain foreign markets, such as France, Latin America and India, companies often propose to pledge assets for debt, or seek to issue bonds which increase debt-to-equity ratios up to 300%.

      7.8 Recapitalization

•	Votes CASE-BY-CASE on recapitalizations (reclassification of securities), taking into account the following:

•	More simplified capital structure

•	Enhanced liquidity

•	Fairness of conversion terms

•	Impact on voting power and dividends

•	Reasons for the reclassification

•	Conflicts of interest

•	Other alternatives considered

      7.9 Reverse Stock Splits

•	Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

•	Vote FOR management proposals to implement a reverse stock split to avoid delisting.

•	Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by ISS.

      7.10 Share Purchase Programs

•	Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

      7.11 Stock Distributions: Splits and Dividends

•	Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

7.12	Tracking Stock

•	Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as spinoff.

8.0 EXECUTIVE AND DIRECTOR COMPENSATION

      8.1 Equity-based Compensation Plans

•	Vote compensation proposals on a CASE-BY-CASE basis.

•	In general, OFI considers compensation questions such as stock option plans and bonus plans to be ordinary business activity. OFI analyzes stock option plans, paying particular attention to their dilutive effect. While OFI generally supports management proposals, OFI opposes compensation proposals that OFI believes to be excessive, with consideration of factors including the company’s industry, market capitalization, revenues and cash flow.

•	Vote AGAINST plans that expressly permit the repricing of underwater stock options without shareholder approval. Generally vote AGAINST plans in which the CEO participates if there is a disconnect between the CEO’s pay and company performance (an increase in pay and a decrease in performance) and the main source of the pay increase (over half) is equity-based. A decrease in performance is based on negative one-and three-year total shareholder returns. An increase in pay is based on the CEO’s total direct compensation (salary, cash bonus, present value of stock options, face value of restricted stock, face value of long-term incentive plan payouts, and all other compensation) increasing over the previous year. Also WITHHOLD votes from the Compensation Committee members.

      8.2 Director Compensation

•	Examine compensation proposals on a CASE-BY-CASE basis. In general, OFI considers compensation questions such as stock option plans and bonus plans to be ordinary business activity. OFI analyzes stock option plans, paying particular attention to their dilutive effect. While OFI generally supports management proposals, OFI opposes excessive compensation proposals, with consideration of factors including the company’s industry, market capitalization, revenues and cash flow.

•	Vote FOR retirement plans for non-employee directors if the number of shares reserve is less than 3% of outstanding shares and the exercise price is 100% of fair market value.

•	Vote AGAINST shareholder proposals to eliminate retirement plans for non-employee directors, if the number of shares is less than 3% of outstanding shares and exercise price is 100% of fair market value.

      8.3 Bonus for Retiring Director

•	Examine on a CASE-BY CASE basis. Factors we consider typically include length of service, company’s accomplishments during the Director’s tenure, and whether we believe the bonus is commensurate with the Director’s contribution to the company.

      8.4 Cash Bonus Plan

•	Consider on a CASE-BY-CASE basis. In general, OFI considers compensation questions such as cash bonus plans to be ordinary business activity. While we generally support management proposals, we oppose compensation proposals we believe are excessive.

      8.5 Stock Plans in Lieu of Cash

•	Generally vote FOR management proposals, unless OFI believe the proposal is excessive.

In casting its vote, OFI reviews the ISS recommendation per a “transfer of wealth” binomial formula that determines an appropriate cap for the wealth transfer based upon the company’s industry peers.

•	Vote FOR plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis.

•	Vote FOR plans which provide a dollar-for-dollar cash for stock exchange.

      8.6 [Reserved]

      8.7   Management Proposals Seeking Approval to Reprice Options

•	Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

•	Historic trading patterns

•	Rationale for the repricing

•	Value-for-value exchange

•	Option vesting

•	Term of the option

•	Exercise price

•	Participation

      8.8 Employee Stock Purchase Plans

•	Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

•	Votes FOR employee stock purchase plans where all of the following apply:

•	Purchase price is at least 85% of fair market value

•	Offering period is 27 months or less

•	The number of shares allocated to the plan is 10% or less of the outstanding shares

•	Votes AGAINST employee stock purchase plans where any of the following apply:

•	Purchase price is at least 85% of fair market value

•	Offering period is greater than 27 months

•	The number of shares allocated to the plan is more than 10% of the outstanding shares

      8.9  Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals)

•	Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).

•	Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

•	Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) should be considered on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.

•	Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

      8.10 Employee Stock Ownership Plans (ESOPs)

•	Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than 5% of outstanding shares.)

      8.11 Shareholder Proposal to Submit Executive Compensation to Shareholder Vote

•	Vote WITH MANAGEMENT.

      8.12 401(k) Employee Benefit Plans

•	Vote FOR proposals to implement a 401(k) savings plan for employees.

      8.13   Shareholder Proposals Regarding Executive and Director Pay

•	Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

•	Generally vote FOR shareholder proposals seeking disclosure regarding the company’s, board’s, or committee’s use of compensation consultants, such as company name, business relationship(s) and fees paid.

•	Vote WITH MANAGEMENT on shareholder proposals requiring director fees be paid in stock only.

•	Vote FOR shareholder proposals to put option repricings to a shareholder vote.

•	Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

      8.14 Performance-Based Stock Options

•	Generally vote FOR shareholder proposals advocating the use of performance-based stock options (indexed, premium-priced, and performance-vested options), unless:

•	The proposal is overly restrictive (e.g., it mandates that awards to all employees must be performance-based or all awards to top executives must be a particular type, such as indexed options), or

•	The company demonstrates that it is using a substantial portion of performance-based awards for its top executives

8.15	Pay-for-Performance

•	Generally vote FOR shareholder proposals that align a significant portion of total compensation of senior executives to company performance. In evaluating the proposals, the following factors will be analyzed:

•	What aspects of the company’s short-term and long-term incentive programs are performance driven?

•	Can shareholders assess the correlation between pay and performance based on the company’s disclosure?

•	What type of industry does the company belong to?

•	Which stage of the business cycle does the company belong to?

      8.16 Golden Parachutes and Executive Severance Agreements

•	Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

•	Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include the following:

•	The parachute should be less attractive than an ongoing employment opportunity with the firm

•	The triggering mechanism should be beyond the control management

•	The amount should not exceed three times base salary plus guaranteed benefits

      8.17 Pension Plan Income Accounting

•	Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.

      8.18 Supplemental Executive Retirement Plans (SERPs)

•	Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreement to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what it offered under employee-wide plans.

•	Generally vote FOR shareholder proposals requesting to limit the executive benefits provided under the company’s supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive’s annual salary and excluding all incentive or bonus pay from the plan’s definition of covered compensation used to establish such benefits.

      8.19 Claw-back of Payments under Restatements

•	Vote on a CASE-BY-CASE basis on shareholder proposals requesting clawbacks or recoupment of bonuses or equity, considering factors such as:

•	The coverage of employees, whether it applies to all employees, senior executives or only employees committing fraud which resulted in the restatement

•	The nature of the proposal where financial restatement is due to fraud

•	Whether or not the company has had material financial problems resulting in chronic restatements

•	The adoption of a robust and formal bonus/equity recoupment policy

•	If a company’s bonus recoupment policy provides overly broad discretion to the board in recovering compensation, generally vote FOR the proposal.

•	If the proposal seeks bonus recoupment from senior executives or employees committing fraud, generally vote FOR the proposal.

9.0 SOCIAL, POLITICAL AND ENVIRONMENTAL ISSUES

      In the case of social, political and environmental responsibility issues, OFI believes the issues do not primarily involve financial considerations and OFI ABSTAINS from voting on those issues.

APPENDIX N

PIMCO

Proxy Voting Policy and Procedures1

      The following are general proxy voting policies and procedures (Policies and Procedures) adopted by Pacific Investment Management Company LLC (PIMCO), an investment adviser registered under the Investment Advisers Act of 1940, as amended (“Advisers Act”).2 PIMCO serves as the investment adviser to a wide range of domestic and international clients, including investment companies registered under the Investment Company Act of 1940, as amended (1940 Act) and separate investment accounts for other clients.3 These Policies and Procedures are adopted to ensure compliance with Rule 206(4)-6 under the Advisers Act, other applicable fiduciary obligations of PIMCO and the applicable rules and regulations of the Securities and Exchange Commission (SEC) and interpretations of its staff. In addition to SEC requirements governing advisers, PIMCO’s Policies and Procedures reflect the long-standing fiduciary standards and responsibilities applicable to investment advisers with respect to accounts subject to the Employee Retirement Income Security Act of 1974 (ERISA), as set forth in the Department of Labor’s rules and regulations.4

      PIMCO will implement these Policies and Procedures for each of its respective clients as required under applicable law, unless expressly directed by a client in writing to refrain from voting that client’s proxies. PIMCO’s authority to vote proxies on behalf of its clients is established by its advisory contracts, comparable documents or by an overall delegation of discretionary authority over its client’s assets. Recognizing that proxy voting is a rare event in the realm of fixed income investing and is typically limited to solicitation of consent to changes in features of debt securities, these Policies and Procedures also apply to any voting rights and/or consent rights of PIMCO, on behalf of its clients, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures.5

      Set forth below are PIMCO’s Policies and Procedures with respect to any voting or consent rights of advisory clients over which PIMCO has discretionary voting authority. These Policies and Procedures may be revised from time to time.

General Statements of Policy

      These Policies and Procedures are designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO’s clients. Each proxy is voted on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances.

      PIMCO may abstain from voting a client proxy under the following circumstances: (1) when the economic effect on shareholders’ interests or the value of the portfolio holding is indeterminable or insignificant; or (2) when the cost of voting the proxies outweighs the benefits.

1 Revised as of May 7, 2007.
2 These Policies and Procedures are adopted by PIMCO pursuant to Rule 206(4)-6 under the Advisers Act, effective August 6, 2003. See Proxy Voting by Investment Advisers, IA Release No. 2106 (January 31, 2003).
3 These Policies and Procedures address proxy voting considerations under U.S. law and regulations and do not address the laws or requirements of other jurisdictions.
4 Department of Labor Bulletin 94-2, 29 C.F.R. 2509.94-2 (July 29, 1994). If a client is subject to ERISA, PIMCO will be responsible for voting proxies with respect to the client’s account, unless the client has expressly retained the right and obligation to vote the proxies, and provided prior written notice to PIMCO of this retention.
5 For purposes of these Policies and Procedures, proxy voting includes any voting rights, consent rights or other voting authority of PIMCO on behalf of its clients. For purposes of these Policies and Procedures, voting or consent rights shall not include matters which are primarily investment decisions, including tender offers, exchange offers, conversions, put options, redemptions, and dutch auctions.

Conflicts of Interest

      PIMCO seeks to resolve any material conflicts of interest by voting in good faith in the best interest of its clients. If a material conflict of interest should arise, PIMCO will seek to resolve such conflict in the client’s best interest by pursuing any one of the following courses of action:

1.	convening an ad-hoc committee to assess and resolve the conflict;[6]

2.	voting in accordance with the instructions/consent of a client after providing notice of and disclosing the conflict to that client;

3.	voting the proxy in accordance with the recommendation of an independent third-party service provider;

4.	suggesting that the client engage another party to determine how the proxies should be voted;

5.	delegating the vote to an independent third-party service provider; or

6.	voting in accordance with the factors discussed in these Policies and Procedures.

      PIMCO will document the process of resolving any identified material conflict of interest.

Reporting Requirements and the Availability of Proxy Voting Records

      Except to the extent required by applicable law or otherwise approved by PIMCO, PIMCO will not disclose to third parties how it voted a proxy on behalf of a client. However, upon request from an appropriately authorized individual, PIMCO will disclose to its clients or the entity delegating the voting authority to PIMCO for such clients (e.g., trustees or consultants retained by the client), how PIMCO voted such client’s proxy. In addition, PIMCO provides its clients with a copy of these Policies and Procedures or a concise summary of these Policies and Procedures: (i) in Part II of Form ADV; (ii) together with a periodic account statement in a separate mailing; or (iii) any other means as determined by PIMCO. The summary will state that these Policies and Procedures are available upon request and will inform clients that information about how PIMCO voted that client’s proxies is available upon request.

PIMCO Record Keeping

      PIMCO or its agent maintains proxy voting records as required by Rule 204-2(c) of the Advisers Act. These records include: (1) a copy of all proxy voting policies and procedures; (2) proxy statements (or other disclosures accompanying requests for client consent) received regarding client securities (which may be satisfied by relying on obtaining a copy of a proxy statement from the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system or a third party provided that the third party undertakes to provide a copy promptly upon request); (3) a record of each vote cast by PIMCO on behalf of a client; (4) a copy of any document created by PIMCO that was material to making a decision on how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (5) a copy of each written client request for proxy voting records and any written response from PIMCO to any (written or oral) client request for such records. Additionally, PIMCO or its agent maintains any documentation related to an identified material conflict of interest.

      Proxy voting books and records are maintained by PIMCO or its agent in an easily accessible place for a period of five years from the end of the fiscal year during which the last entry was made on such record, the first two years in the offices of PIMCO or its agent.

[6]Any committee must be comprised of personnel who have no direct interest in the outcome of the potential conflict.

Review and Oversight

      PIMCO’s proxy voting procedures are described below. PIMCO’s Compliance Group will provide for the supervision and periodic review, no less than on a quarterly basis, of its proxy voting activities and the implementation of these Policies and Procedures.

      Because PIMCO has contracted with State Street Investment Manager Solutions, LLC (“IMS West”) to perform portfolio accounting, securities processing and settlement processing on behalf of PIMCO, certain of the following procedures involve IMS West in administering and implementing the proxy voting process. IMS West will review and monitor the proxy voting process to ensure that proxies are voted on a timely basis.

      1. Transmit Proxy to PIMCO. IMS West will forward to PIMCO’s Compliance Group each proxy received from registered owners of record (e.g., custodian bank or other third party service providers).

      2. Conflicts of Interest. PIMCO’s Compliance Group will review each proxy to determine whether there may be a material conflict between PIMCO and its client. As part of this review, the group will determine whether the issuer of the security or proponent of the proposal is a client of PIMCO, or if a client has actively solicited PIMCO to support a particular position. If no conflict exists, this group will forward each proxy to PIMCO’s Middle Office Group for consideration by the appropriate portfolio manager(s). However, if a conflict does exist, PIMCO’s Compliance Group will seek to resolve any such conflict in accordance with these Policies and Procedures.

      3. Vote. The portfolio manager will review the information, will vote the proxy in accordance with these Policies and Procedures and will return the voted proxy to PIMCO’s Middle Office Group.

      4. Review. PIMCO’s Middle Office Group will review each proxy that was submitted to and completed by the appropriate portfolio manager. PIMCO’s Middle Office Group will forward the voted proxy back to IMS West with the portfolio manager’s decision as to how it should be voted.

      5. Transmittal to Third Parties. IMS West will document the portfolio manager’s decision for each proxy received from PIMCO’s Middle Office Group in a format designated by the custodian bank or other third party service provider. IMS West will maintain a log of all corporate actions, including proxy voting, which indicates, among other things, the date the notice was received and verified, PIMCO’s response, the date and time the custodian bank or other third party service provider was notified, the expiration date and any action taken.

      6. Information Barriers. Certain entities controlling, controlled by, or under common control with PIMCO (“Affiliates”) may be engaged in banking, investment advisory, broker-dealer and investment banking activities. PIMCO personnel and PIMCO’s agents are prohibited from disclosing information regarding PIMCO’s voting intentions to any Affiliate. Any PIMCO personnel involved in the proxy voting process who are contacted by an Affiliate regarding the manner in which PIMCO or its delegate intend to vote on a specific issue must terminate the contact and notify the Compliance Group immediately.

Categories of Proxy Voting Issues

      In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO considers each proposal on a case-by-case basis, taking into consideration various factors and all relevant facts and circumstances at the time of the vote. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or shareholders, because PIMCO believes the recommendations by the issuer generally are in shareholders’ best interests, and therefore in the best economic interest of PIMCO’s clients. The following is a non-exhaustive list of issues that may be included in proxy materials submitted to clients of PIMCO, and a non-exhaustive list of factors that PIMCO may consider in determining how to vote the client’s proxies.

Board of Directors

      1. Independence. PIMCO may consider the following factors when voting on director independence issues: (i) majority requirements for the board and the audit, nominating, compensation and/or other board committees; and (ii) whether the issuer adheres to and/or is subject to legal and regulatory requirements.

      2. Director Tenure and Retirement. PIMCO may consider the following factors when voting on limiting the term of outside directors: (i) the introduction of new viewpoints on the board; (ii) a reasonable retirement age for the outside directors; and (iii) the impact on the board’s stability and continuity.

      3. Nominations in Elections. PIMCO may consider the following factors when voting on uncontested elections: (i) composition of the board; (ii) nominee availability and attendance at meetings; (iii) any investment made by the nominee in the issuer; and (iv) long-term corporate performance and the price of the issuer’s securities.

      4. Separation of Chairman and CEO Positions. PIMCO may consider the following factors when voting on proposals requiring that the positions of chairman of the board and the chief executive officer not be filled by the same person: (i) any potential conflict of interest with respect to the board’s ability to review and oversee management’s actions; and (ii) any potential effect on the issuer’s productivity and efficiency.

      5. D&O Indemnification and Liability Protection. PIMCO may consider the following factors when voting on proposals that include director and officer indemnification and liability protection: (i) indemnifying directors for conduct in the normal course of business; (ii) limiting liability for monetary damages for violating the duty of care; (iii) expanding coverage beyond legal expenses to acts that represent more serious violations of fiduciary obligation than carelessness (e.g. negligence); and (iv) providing expanded coverage in cases where a director’s legal defense was unsuccessful if the director was found to have acted in good faith and in a manner that he or she reasonably believed was in the best interests of the company.

      6. Stock Ownership. PIMCO may consider the following factors when voting on proposals on mandatory share ownership requirements for directors: (i) the benefits of additional vested interest in the issuer’s stock; (ii) the ability of a director to fulfill his duties to the issuer regardless of the extent of his stock ownership; and (iii) the impact of limiting the number of persons qualified to be directors.

Proxy Contests and Proxy Contest Defenses

      1. Contested Director Nominations. PIMCO may consider the following factors when voting on proposals for director nominees in a contested election: (i) background and reason for the proxy contest; (ii) qualifications of the director nominees; (iii) management’s track record; (iv) the issuer’s long-term financial performance within its industry; (v) assessment of what each side is offering shareholders; (vi) the likelihood that the proposed objectives and goals can be met; and (vii) stock ownership positions of the director nominees.

      2. Reimbursement for Proxy Solicitation Expenses. PIMCO may consider the following factors when voting on reimbursement for proxy solicitation expenses: (i) identity of the persons who will pay the expenses; (ii) estimated total cost of solicitation; (iii) total expenditures to date; (iv) fees to be paid to proxy solicitation firms; and (v) when applicable, terms of a proxy contest settlement.

      3. Ability to Alter the Size of the Board by Shareholders. PIMCO may consider whether the proposal seeks to fix the size of the board and/or require shareholder approval to alter the size of the board.

      4. Ability to Remove Directors by Shareholders. PIMCO may consider whether the proposal allows shareholders to remove directors with or without cause and/or allow shareholders to elect directors and fill board vacancies.

      5. Cumulative Voting. PIMCO may consider the following factors when voting on cumulative voting proposals: (i) the ability of significant stockholders to elect a director of their choosing; (ii) the ability of minority shareholders to concentrate their support in favor of a director(s) of their choosing; and (iii) any potential limitation placed on the director’s ability to work for all shareholders.

      6. Supermajority Shareholder Requirements. PIMCO may consider all relevant factors, including but not limited to limiting the ability of shareholders to effect change when voting on supermajority requirements to approve an issuer’s charter or bylaws, or to approve a merger or other significant business combination that would require a level of voting approval in excess of a simple majority.

Tender Offer Defenses

      1. Classified Boards. PIMCO may consider the following factors when voting on classified boards: (i) providing continuity to the issuer; (ii) promoting long-term planning for the issuer; and (iii) guarding against unsolicited takeovers.

      2. Poison Pills. PIMCO may consider the following factors when voting on poison pills: (i) supporting proposals to require a shareholder vote on other shareholder rights plans; (ii) ratifying or redeeming a poison pill in the interest of protecting the value of the issuer; and (iii) other alternatives to prevent a takeover at a price clearly below the true value of the issuer.

      3. Fair Price Provisions. PIMCO may consider the following factors when voting on proposals with respect to fair price provisions: (i) the vote required to approve the proposed acquisition; (ii) the vote required to repeal the fair price provision; (iii) the mechanism for determining fair price; and (iv) whether these provisions are bundled with other anti-takeover measures (e.g., supermajority voting requirements) that may entrench management and discourage attractive tender offers.

Capital Structure

      1. Stock Authorizations. PIMCO may consider the following factors to help distinguish between legitimate proposals to authorize increases in common stock for expansion and other corporate purchases and those proposals designed primarily as an anti-takeover device: (i) the purpose and need for the stock increase; (ii) the percentage increase with respect to the authorization currently in place; (iii) voting rights of the stock; and (iv) overall capitalization structure of the issuer.

      2. Issuance of Preferred Stock. PIMCO may consider the following factors when voting on the issuance of preferred stock: (i) whether the new class of preferred stock has unspecified voting, conversion, dividend distribution, and other rights; (ii) whether the issuer expressly states that the stock will not be used as a takeover defense or carry superior voting rights; (iii) whether the issuer specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable; and (iv) whether the stated purpose is to raise capital or make acquisitions in the normal course of business.

      3. Stock Splits. PIMCO may consider the following factors when voting on stock splits: (i) the percentage increase in the number of shares with respect to the issuer’s existing authorized shares; and (ii) the industry that the issuer is in and the issuer’s performance in that industry.

      4. Reversed Stock Splits. PIMCO may consider the following factors when voting on reverse stock splits: (i) the percentage increase in the shares with respect to the issuer’s existing authorized stock; and (ii) issues related to delisting the issuer’s stock.

Executive and Director Compensation

      1. Stock Option Plans. PIMCO may consider the following factors when voting on stock option plans: (i) whether the stock option plan expressly permits the repricing of options; (ii) whether the plan could result in earnings dilution of greater than a specified percentage of shares outstanding; (iii) whether the plan has an option exercise price below the market price on the day of the grant; (iv) whether the proposal relates to an amendment to extend the term of options for persons leaving the firm voluntarily or for cause; and (v) whether the stock option plan has certain other embedded features.

      2. Director Compensation. PIMCO may consider the following factors when voting on director compensation: (i) whether director shares are at the same market risk as those of the issuer’s shareholders;

and (ii) how stock option programs for outside directors compare with the standards of internal stock option programs.

      3. Golden and Tin Parachutes. PIMCO may consider the following factors when voting on golden and/or tin parachutes: (i) whether they will be submitted for shareholder approval; and (ii) the employees covered by the plan and the quality of management.

State of Incorporation

      State Takeover Statutes. PIMCO may consider the following factors when voting on proposals to opt out of a state takeover statute: (i) the power the statute vests with the issuer’s board; (ii) the potential of the statute to stifle bids; and (iii) the potential for the statute to empower the board to negotiate a better deal for shareholders.

Mergers and Restructurings

      1. Mergers and Acquisitions. PIMCO may consider the following factors when voting on a merger and/or acquisition: (i) anticipated financial and operating benefits as a result of the merger or acquisition; (ii) offer price; (iii) prospects of the combined companies; (iv) how the deal was negotiated; and (v) changes in corporate governance and the potential impact on shareholder rights. PIMCO may also consider what impact the merger or acquisition may have on groups/organizations other than the issuer’s shareholders.

      2. Corporate Restructurings. With respect to a proxy proposal that includes a spin-off, PIMCO may consider the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives. With respect to a proxy proposal that includes an asset sale, PIMCO may consider the impact on the balance sheet or working capital and the value received for the asset. With respect to a proxy proposal that includes a liquidation, PIMCO may consider management’s efforts to pursue alternatives, the appraisal value of assets, and the compensation plan for executives managing the liquidation.

Investment Company Proxies

      For a client that is invested in an investment company, PIMCO votes each proxy of the investment company on a case-by-case basis and takes all reasonable steps to ensure that proxies are voted consistent with all applicable investment policies of the client and in accordance with any resolutions or other instructions approved by authorized persons of the client.

      For a client that is invested in an investment company that is advised by PIMCO or its affiliates, if there is a conflict of interest which may be presented when voting for the client (e.g., a proposal to approve a contract between PIMCO and the investment company), PIMCO will resolve the conflict by doing any one of the following: (i) voting in accordance with the instructions/consent of the client after providing notice of and disclosing the conflict to that client; (ii) voting the proxy in accordance with the recommendation of an independent third-party service provider; or (iii) delegating the vote to an independent third-party service provider.

      1. Election of Directors or Trustees. PIMCO may consider the following factors when voting on the director or trustee nominees of a mutual fund: (i) board structure, director independence and qualifications, and compensation paid by the fund and the family of funds; (ii) availability and attendance at board and committee meetings; (iii) investments made by the nominees in the fund; and (iv) the fund’s performance.

      2. Converting Closed-end Fund to Open-end Fund. PIMCO may consider the following factors when voting on converting a closed-end fund to an open-end fund: (i) past performance as a closed-end fund; (ii) the market in which the fund invests; (iii) measures taken by the board to address any discount of the fund’s shares; (iv) past shareholder activism; (v) board activity; and (vi) votes on related proposals.

      3. Proxy Contests. PIMCO may consider the following factors related to a proxy contest: (i) past performance of the fund; (ii) the market in which the fund invests; (iii) measures taken by the board to address past shareholder activism; (iv) board activity; and (v) votes on related proposals.

      4. Investment Advisory Agreements. PIMCO may consider the following factors related to approval of an investment advisory agreement: (i) proposed and current fee arrangements/schedules; (ii) fund category/investment objective; (iii) performance benchmarks; (iv) share price performance as compared with peers; and (v) the magnitude of any fee increase and the reasons for such fee increase.

      5. Policies Established in Accordance with the 1940 Act. PIMCO may consider the following factors: (i) the extent to which the proposed changes fundamentally alter the investment focus of the fund and comply with SEC interpretation; (ii) potential competitiveness; (iii) regulatory developments; and (iv) current and potential returns and risks.

      6. Changing a Fundamental Restriction to a Non-fundamental Restriction. PIMCO may consider the following when voting on a proposal to change a fundamental restriction to a non-fundamental restriction: (i) reasons given by the board and management for the change; and (ii) the projected impact of the change on the fund’s portfolio.

      7. Distribution Agreements. PIMCO may consider the following when voting on a proposal to approve a distribution agreement: (i) fees charged to comparably sized funds with similar investment objectives; (ii) the distributor’s reputation and past performance; and (iii) competitiveness of the fund among other similar funds in the industry.

      8. Names Rule Proposals. PIMCO may consider the following factors when voting on a proposal to change a fund name, consistent with Rule 35d-1 of the 1940 Act: (i) whether the fund invests a minimum of 80% of its assets in the type of investments suggested by the proposed name; (ii) the political and economic changes in the target market; and (iii) current asset composition.

      9. Disposition of Assets/ Termination/ Liquidation. PIMCO may consider the following when voting on a proposal to dispose of fund assets, terminate, or liquidate the fund: (i) strategies employed to salvage the fund; (ii) the fund’s past performance; and (iii) the terms of the liquidation.

      10. Changes to Charter Documents. PIMCO may consider the following when voting on a proposal to change a fund’s charter documents: (i) degree of change implied by the proposal; (ii) efficiencies that could result; (iii) state of incorporation; and (iv) regulatory standards and implications.

      11. Changing the Domicile of a Fund. PIMCO may consider the following when voting on a proposal to change the domicile of a fund: (i) regulations of both states; (ii) required fundamental policies of both states; and (iii) the increased flexibility available.

      12. Change in Fund’s Subclassification. PIMCO may consider the following when voting on a change in a fund’s subclassification from diversified to non-diversified or to permit concentration in an industry: (i) potential competitiveness; (ii) current and potential returns; (iii) risk of concentration; and (iv) consolidation in the target industry.

Distressed and Defaulted Securities

      1. Waivers and Consents. PIMCO may consider the following when determining whether to support a waiver or consent to changes in provisions of indentures governing debt securities which are held on behalf of clients: (i) likelihood that the granting of such waiver or consent will potentially increase recovery to clients; (ii) potential for avoiding cross-defaults under other agreements; and (iii) likelihood that deferral of default will give the obligor an opportunity to improve its business operations.

      2. Voting on Chapter 11 Plans of Liquidation or Reorganization. PIMCO may consider the following when determining whether to vote for or against a Chapter 11 plan in a case pending with respect to an obligor under debt securities which are held on behalf of clients: (i) other alternatives to the proposed plan; (ii) whether clients are treated appropriately and in accordance with applicable law with respect to their distributions; (iii) whether the vote is likely to increase or decrease recoveries to clients.

Miscellaneous Provisions

      1. Such Other Business. Proxy ballots sometimes contain a proposal granting the board authority to “transact such other business as may properly come before the meeting.” PIMCO may consider the following factors when developing a position on proxy ballots that contain a proposal granting the board authority to “transact such other business as may properly come before the meeting”: (i) whether the board is limited in what actions it may legally take within such authority; and (ii) PIMCO’s responsibility to consider actions before supporting them.

      2. Equal Access. PIMCO may consider the following factors when voting on equal access: (i) the opportunity for significant company shareholders to evaluate and propose voting recommendations on proxy proposals and director nominees, and to nominate candidates to the board; and (ii) the added complexity and burden of providing shareholders with access to proxy materials.

      3. Charitable Contributions. PIMCO may consider the following factors when voting on charitable contributions: (i) the potential benefits to shareholders; and (ii) the potential impact on the issuer’s resources that could have been used to increase shareholder value.

      4. Special Interest Issues. PIMCO may consider the following factors when voting on special interest issues: (i) the long-term benefit to shareholders of promoting corporate accountability and responsibility on social issues; (ii) management’s responsibility with respect to special interest issues; (iii) any economic costs and restrictions on management; (iv) a client’s instruction to vote proxies in a specific manner and/or in a manner different from these Policies and Procedures; and (v) the responsibility to vote proxies for the greatest long-term shareholder value.

APPENDIX O

Van Kampen

I.     Policy Statement

      Introduction — Morgan Stanley Investment Management’s (“MSIM”) policy and procedures for voting proxies (“Policy”) with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which an MSIM entity has authority to vote proxies. This Policy is reviewed and updated as necessary to address new and evolving proxy voting issues and standards.

      The MSIM entities covered by this Policy currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Van Kampen Asset Management, and Van Kampen Advisors Inc. (each an “MSIM Affiliate” and collectively referred to as the “MSIM Affiliates” or as “we” below).

      Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds — collectively referred to herein as the “MSIM Funds”), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors/ Trustees of the MSIM Funds. An MSIM Affiliate will not vote proxies if the “named fiduciary” for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the investment management or investment advisory agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will vote proxies in a prudent and diligent manner and in the best interests of clients, including beneficiaries of and participants in a client’s benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns (“Client Proxy Standard”). In certain situations, a client or its fiduciary may provide an MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client’s policy.

      Proxy Research Services — RiskMetrics Group ISS Governance Services (“ISS”) and Glass Lewis (together with other proxy research providers as we may retain from time to time, the “Research Providers”) are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided include in-depth research, global issuer analysis, and voting recommendations. While we may review and utilize the recommendations of the Research Providers in making proxy voting decisions, we are in no way obligated to follow such recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping.

      Voting Proxies for Certain Non-U.S. Companies — Voting proxies of companies located in some jurisdictions, particularly emerging markets, may involve several problems that can restrict or prevent the ability to vote such proxies or entail significant costs. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer’s jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person; (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate our voting instructions. As a result, we vote clients’ non-U.S. proxies on a best efforts basis only, after weighing the costs and benefits of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance in connection with voting non-U.S. proxies.

II.     General Proxy Voting Guidelines

      To promote consistency in voting proxies on behalf of its clients, we follow this Policy (subject to any exception set forth herein), including the guidelines set forth below. These guidelines address a broad range of issues, and provide general voting parameters on proposals that arise most frequently. However, details of specific proposals vary, and those details affect particular voting decisions, as do factors specific to a given company. Pursuant to the procedures set forth herein, we may vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee (see Section III for description) and is consistent with the Client Proxy Standard. Morgan Stanley AIP GP LP will follow the procedures as described in Appendix A.

      We endeavor to integrate governance and proxy voting policy with investment goals and to follow the Client Proxy Standard for each client. At times, this may result in split votes, for example when different clients have varying economic interests in the outcome of a particular voting matter (such as a case in which varied ownership interests in two companies involved in a merger result in different stakes in the outcome). We also may split votes at times based on differing views of portfolio managers, but such a split vote must be approved by the Proxy Review Committee.

      We may abstain on matters for which disclosure is inadequate.

A.       Routine Matters. We generally support routine management proposals. The following are examples of routine management proposals:

•	Approval of financial statements and auditor reports.

•	General updating/corrective amendments to the charter, articles of association or bylaws.

•	Most proposals related to the conduct of the annual meeting, with the following exceptions. We generally oppose proposals that relate to “the transaction of such other business which may come before the meeting,” and open-ended requests for adjournment. However, where management specifically states the reason for requesting an adjournment and the requested adjournment would facilitate passage of a proposal that would otherwise be supported under this Policy (i.e. an uncontested corporate transaction), the adjournment request will be supported.

      We generally support shareholder proposals advocating confidential voting procedures and independent tabulation of voting results.

B.     Board of Directors

1.	Election of directors: In the absence of a proxy contest, we generally support the board’s nominees for director except as follows:

a.	We consider withholding support from or voting against interested directors if the company’s board does not meet market standards for director independence, or if otherwise we believe board independence is insufficient. We refer to prevalent market standards as promulgated by a stock exchange or other authority within a given market (e.g., New York Stock Exchange or Nasdaq rules for most U.S. companies, and The Combined Code on Corporate Governance in the United Kingdom). Thus, for an NYSE company with no controlling shareholder, we would expect that at a minimum a majority of directors should be independent as defined by NYSE. Where we view market standards as inadequate, we may withhold votes based on stronger independence standards. Market standards notwithstanding, we generally do not view long board tenure alone as a basis to classify a director as non-independent, although lack of board turnover and fresh perspective can be a negative factor in voting on directors.

i.	At a company with a shareholder or group that controls the company by virtue of a majority economic interest in the company, we have a reduced expectation for board independence, although we believe the presence of independent directors can be helpful, particularly in staffing the audit committee, and at times we may withhold support from or vote against a nominee on the view the board or its committees are not sufficiently independent.

ii.	We consider withholding support from or voting against a nominee if he or she is affiliated with a major shareholder that has representation on a board disproportionate to its economic interest.

b.	Depending on market standards, we consider withholding support from or voting against a nominee who is interested and who is standing for election as a member of the company’s compensation, nominating or audit committee.

c.	We consider withholding support from or voting against a nominee if we believe a direct conflict exists between the interests of the nominee and the public shareholders, including failure to meet fiduciary standards of care and/or loyalty. We may oppose directors where we conclude that actions of directors are unlawful, unethical or negligent. We consider opposing individual board members or an entire slate if we believe the board is entrenched and/or dealing inadequately with performance problems, and/or acting with insufficient independence between the board and management.

d.	We consider withholding support from or voting against a nominee standing for election if the board has not taken action to implement generally accepted governance practices for which there is a “bright line” test. For example, in the context of the U.S. market, failure to eliminate a dead hand or slow hand poison pills would be seen as a basis for opposing one or more incumbent nominees.

e.	In markets that encourage designated audit committee financial experts, we consider voting against members of an audit committee if no members are designated as such.

f.	We consider withholding support from or voting against a nominee who has failed to attend at least 75% of board meetings within a given year without a reasonable excuse.

g.	We consider withholding support from or voting against a nominee who serves on the board of directors of more than six companies (excluding investment companies). We also consider voting against a director who otherwise appears to have too many commitments to serve adequately on the board of the company.

2.	Board independence: We generally support U.S. shareholder proposals requiring that a certain percentage (up to 66 2/3%) of the company’s board members be independent directors, and promoting all-independent audit, compensation and nominating/governance committees.

3.	Board diversity: We consider on a case-by-case basis shareholder proposals urging diversity of board membership with respect to social, religious or ethnic group.

4.	Majority voting: We generally support proposals requesting or requiring majority voting policies in election of directors, so long as there is a carve-out for plurality voting in the case of contested elections.

5.	Proxy access: We consider on a case-by-case basis shareholder proposals to provide procedures for inclusion of shareholder nominees in company proxy statements.

6.	Proposals to elect all directors annually: We generally support proposals to elect all directors annually at public companies (to “declassify” the Board of Directors) where such action is supported by the board, and otherwise consider the issue on a case-by-case basis based in part on overall takeover defenses at a company.

7.	Cumulative voting: We generally support proposals to eliminate cumulative voting in the U.S. market context. (Cumulative voting provides that shareholders may concentrate their votes for one or a handful of candidates, a system that can enable a minority bloc to place representation on a board). U.S. proposals to establish cumulative voting in the election of directors generally will not be supported.

8.	Separation of Chairman and CEO positions: We vote on shareholder proposals to separate the Chairman and CEO positions and/or to appoint a non-executive Chairman based in part on prevailing practice in particular markets, since the context for such a practice varies. In many non-U.S. markets, we view separation of the roles as a market standard practice, and support division of the roles in that context.

9.	Director retirement age and term limits: Proposals recommending set director retirement ages or director term limits are voted on a case-by-case basis.

10.	Proposals to limit directors’ liability and/or broaden indemnification of directors. Generally, we will support such proposals provided that the officers and directors are eligible for indemnification and liability protection if they have acted in good faith on company business and were found innocent of any civil or criminal charges for duties performed on behalf of the company.

C.        Corporate transactions and proxy fights. We examine proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) on a case-by-case basis. However, proposals for mergers or other significant transactions that are friendly and approved by the Research Providers generally will be supported and in those instances will not need to be reviewed by the Proxy Review Committee, where there is no portfolio manager objection and where there is no material conflict of interest. We also analyze proxy contests on a case-by-case basis.

D.     Changes in capital structure.

      1.     We generally support the following:

•	Management and shareholder proposals aimed at eliminating unequal voting rights, assuming fair economic treatment of classes of shares we hold.

•	Management proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear business purpose is stated that we can support and the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and/or (ii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the total new authorization will be outstanding.

•	Management proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital, unless we have concerns about use of the authority for anti-takeover purposes.

•	Management proposals to authorize share repurchase plans, except in some cases in which we believe there are insufficient protections against use of an authorization for anti-takeover purposes.

•	Management proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

•	Management proposals to effect stock splits.

•	Management proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

•	Management proposals for higher dividend payouts.

2.	We generally oppose the following (notwithstanding management support):

•	Proposals to add classes of stock that would substantially dilute the voting interests of existing shareholders.

•	Proposals to increase the authorized or issued number of shares of existing classes of stock that are unreasonably dilutive, particularly if there are no preemptive rights for existing shareholders.

•	Proposals that authorize share issuance at a discount to market rates, except where authority for such issuance is de minimis, or if there is a special situation that we believe justifies such authorization (as may be the case, for example, at a company under severe stress and risk of bankruptcy).

•	Proposals relating to changes in capitalization by 100% or more.

      We consider on a case-by-case basis shareholder proposals to increase dividend payout ratios, in light of market practice and perceived market weaknesses, as well as individual company payout history and current circumstances. For example, currently we perceive low payouts to shareholders as a concern at some Japanese companies, but may deem a low payout ratio as appropriate for a growth company making good use of its cash, notwithstanding the broader market concern.

E.     Takeover Defenses and Shareholder Rights

1.	Shareholder rights plans: We generally support proposals to require shareholder approval or ratification of shareholder rights plans (poison pills). In voting on rights plans or similar takeover defenses, we consider on a case-by-case basis whether the company has demonstrated a need for the defense in the context of promoting long-term share value; whether provisions of the defense are in line with generally accepted governance principles; and the specific context if the proposal is made in the midst of a takeover bid or contest for control.

2.	Supermajority voting requirements: We generally oppose requirements for supermajority votes to amend the charter or bylaws, unless the provisions protect minority shareholders where there is a large shareholder. In line with this view, in the absence of a large shareholder we support reasonable shareholder proposals to limit such supermajority voting requirements.

3.	Shareholder rights to call meetings: We consider proposals to enhance shareholder rights to call meetings on a case-by-case basis.

4.	Reincorporation: We consider management and shareholder proposals to reincorporate to a different jurisdiction on a case-by-case basis. We oppose such proposals if we believe the main purpose is to take advantage of laws or judicial precedents that reduce shareholder rights.

5.	Anti-greenmail provisions: Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount, as determined by the Proxy Review Committee) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

6.	Bundled proposals: We may consider opposing or abstaining on proposals if disparate issues are “bundled” and presented for a single vote.

F.         Auditors. We generally support management proposals for selection or ratification of independent auditors. However, we may consider opposing such proposals with reference to incumbent audit firms if the company has suffered from serious accounting irregularities and we believe rotation of the audit firm is appropriate, or if fees paid to the auditor for non-audit-related services are excessive. Generally, to determine if non-audit fees are excessive, a 50% test will be applied (i.e., non-audit-related fees should be less than 50% of the total fees paid to the auditor). We generally vote against proposals to indemnify auditors.

G.     Executive and Director Remuneration.

1.	We generally support the following proposals:

•	Proposals for employee equity compensation plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest. Such approval may be against shareholder interest if it authorizes excessive dilution and shareholder cost, particularly in the context of high usage (“run rate”) of equity compensation in the recent past; or if there are objectionable plan design and provisions.

•	Proposals relating to fees to outside directors, provided the amounts are not excessive relative to other companies in the country or industry, and provided that the structure is appropriate within the market context. While stock-based compensation to outside directors is positive if moderate and appropriately structured, we are wary of significant stock option awards or other performance-based awards for outside directors, as well as provisions that could result in significant forfeiture of value on a director’s decision to resign from a board (such forfeiture can undercut director independence).

•	Proposals for employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad-based employee plan, including all non-executive employees.

•	Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

2.	Shareholder proposals requiring shareholder approval of all severance agreements will not be supported, but proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) generally will be supported. We generally oppose shareholder proposals that would establish arbitrary caps on pay. We consider on a case-by-case basis shareholder proposals that seek to limit Supplemental Executive Retirement Plans (SERPs), but support such proposals where we consider SERPs to be excessive.

3.	Shareholder proposals advocating stronger and/or particular pay-for-performance models will be evaluated on a case-by-case basis, with consideration of the merits of the individual proposal within the context of the particular company and its labor markets, and the company’s current and past practices. While we generally support emphasis on long-term components of senior executive pay and strong linkage of pay to performance, we consider whether a proposal may be overly prescriptive, and the impact of the proposal, if implemented as written, on recruitment and retention.

4.	We consider shareholder proposals for U.K.-style advisory votes on pay on a case-by-case basis.

5.	We generally support proposals advocating reasonable senior executive and director stock ownership guidelines and holding requirements for shares gained in option exercises.

6.	Management proposals effectively to re-price stock options are considered on a case-by-case basis. Considerations include the company’s reasons and justifications for a re-pricing, the company’s competitive position, whether senior executives and outside directors are excluded, potential cost to shareholders, whether the re-pricing or share exchange is on a value-for-value basis, and whether vesting requirements are extended.

H.       Social, Political and Environmental Issues. We consider proposals relating to social, political and environmental issues on a case-by-case basis to determine whether they will have a financial impact on shareholder value. However, we generally vote against proposals requesting reports that are duplicative, related to matters not material to the business, or that would impose unnecessary or excessive costs. We may abstain from voting on proposals that do not have a readily determinable financial impact on shareholder value. We generally oppose proposals requiring adherence to workplace standards that are not required or customary in market(s) to which the proposals relate.

I.      Fund of Funds. Certain Funds advised by an MSIM Affiliate invest only in other MSIM Funds. If an underlying fund has a shareholder meeting, in order to avoid any potential conflict of interest, such proposals will be voted in the same proportion as the votes of the other shareholders of the underlying fund, unless otherwise determined by the Proxy Review Committee.

III.     Administration of Policy

      The MSIM Proxy Review Committee (the “Committee”) has overall responsibility for creating and implementing the Policy, working with an MSIM staff group (the “Corporate Governance Team”). The Committee, which is appointed by MSIM’s Chief Investment Officer of Global Equities (“CIO”), consists of senior investment professionals who represent the different investment disciplines and geographic locations of the firm. Because proxy voting is an investment responsibility and impacts shareholder value, and because of their knowledge of companies and markets, portfolio managers and other members of investment staff play a key role in proxy voting, although the Committee has final authority over proxy votes.

      The Committee Chairperson is the head of the Corporate Governance Team, and is responsible for identifying issues that require Committee deliberation or ratification. The Corporate Governance Team, working with advice of investment teams and the Committee, is responsible for voting on routine items and on matters that can be addressed in line with these Policy guidelines. The Corporate Governance Team has responsibility for voting case-by-case where guidelines and precedent provide adequate guidance, and to refer other case-by-case decisions to the Proxy Review Committee.

      The Committee will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.

A.     Committee Procedures

      The Committee will meet at least monthly to (among other matters) address any outstanding issues relating to the Policy or its implementation. The Corporate Governance Team will timely communicate to ISS MSIM’s Policy (and any amendments and/or any additional guidelines or procedures the Committee may adopt).

      The Committee will meet on an ad hoc basis to (among other matters): (1) authorize “split voting” (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or “override voting” (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in this Policy; and (3) determine how to vote matters for which specific direction has not been provided in this Policy.

      Members of the Committee may take into account Research Providers’ recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst research, as applicable. Generally, proxies related to securities held in accounts that are managed pursuant to quantitative, index or index-like strategies (“Index Strategies”) will be voted in the same manner as those held in actively managed accounts, unless economic interests of the accounts differ. Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available. If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the Committee will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.

B.     Material Conflicts of Interest

      In addition to the procedures discussed above, if the Committee determines that an issue raises a material conflict of interest, the Committee will request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question (“Special Committee”).

      The Special Committee shall be comprised of the Chairperson of the Proxy Review Committee, the Chief Compliance Officer or his/her designee, a senior portfolio manager (if practicable, one who is a member of the Proxy Review Committee) designated by the Proxy Review Committee, and MSIM’s relevant Chief Investment Officer or his/her designee, and any other persons deemed necessary by the Chairperson. The Special Committee may request the assistance of MSIM’s General Counsel or his/her designee who will have sole discretion to cast a vote. In addition to the research provided by Research Providers, the Special

Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

C.     Identification of Material Conflicts of Interest

      A potential material conflict of interest could exist in the following situations, among others:

1.	The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a material matter affecting the issuer.

2.	The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates except if echo voting is used, as with MSIM Funds, as described herein.

3.	Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).

      If the Chairperson of the Committee determines that an issue raises a potential material conflict of interest, depending on the facts and circumstances, the Chairperson will address the issue as follows:

1.	If the matter relates to a topic that is discussed in this Policy, the proposal will be voted as per the Policy.

2.	If the matter is not discussed in this Policy or the Policy indicates that the issue is to be decided case-by-case, the proposal will be voted in a manner consistent with the Research Providers, provided that all the Research Providers have the same recommendation, no portfolio manager objects to that vote, and the vote is consistent with MSIM’s Client Proxy Standard.

3.	If the Research Providers’ recommendations differ, the Chairperson will refer the matter to the Committee to vote on the proposal. If the Committee determines that an issue raises a material conflict of interest, the Committee will request a Special Committee to review and recommend a course of action, as described above. Notwithstanding the above, the Chairperson of the Committee may request a Special Committee to review a matter at any time as he/she deems necessary to resolve a conflict.

D.     Proxy Voting Reporting

      The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s), for a period of at least 6 years. To the extent these decisions relate to a security held by an MSIM Fund, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/ Directors of those Funds at each Board’s next regularly scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.

      The Corporate Governance Team will timely communicate to applicable portfolio managers and to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.

      MSIM will promptly provide a copy of this Policy to any client requesting it. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client’s account.

      MSIM’s Legal Department is responsible for filing an annual Form N-PX on behalf of each MSIM Fund for which such filing is required, indicating how all proxies were voted with respect to such Fund’s holdings.

APPENDIX A (Van Kampen)

      The following procedures apply to accounts managed by Morgan Stanley AIP GP LP (“AIP”).

      Generally, AIP will follow the guidelines set forth in Section II of MSIM’s Proxy Voting Policy and Procedures. To the extent that such guidelines do not provide specific direction, or AIP determines that consistent with the Client Proxy Standard, the guidelines should not be followed, the Proxy Review Committee has delegated the voting authority to vote securities held by accounts managed by AIP to the Liquid Markets investment team and the Private Markets investment team of AIP. A summary of decisions made by the investment teams will be made available to the Proxy Review Committee for its information at the next scheduled meeting of the Proxy Review Committee.

      In certain cases, AIP may determine to abstain from determining (or recommending) how a proxy should be voted (and therefore abstain from voting such proxy or recommending how such proxy should be voted), such as where the expected cost of giving due consideration to the proxy does not justify the potential benefits to the affected account(s) that might result from adopting or rejecting (as the case may be) the measure in question.

Waiver of Voting Rights

      For regulatory reasons, AIP may either 1) invest in a class of securities of an underlying fund (the “Fund”) that does not provide for voting rights; or 2) waive 100% of its voting rights with respect to the following:

1.	Any rights with respect to the removal or replacement of a director, general partner, managing member or other person acting in a similar capacity for or on behalf of the Fund (each individually a “Designated Person,” and collectively, the “Designated Persons”), which may include, but are not limited to, voting on the election or removal of a Designated Person in the event of such Designated Person’s death, disability, insolvency, bankruptcy, incapacity, or other event requiring a vote of interest holders of the Fund to remove or replace a Designated Person; and

2.	Any rights in connection with a determination to renew, dissolve, liquidate, or otherwise terminate or continue the Fund, which may include, but are not limited to, voting on the renewal, dissolution, liquidation, termination or continuance of the Fund upon the occurrence of an event described in the Fund’s organizational documents; provided, however, that, if the Fund’s organizational documents require the consent of the Fund’s general partner or manager, as the case may be, for any such termination or continuation of the Fund to be effective, then AIP may exercise its voting rights with respect to such matter.

APPENDIX B (Van Kampen)

      The following procedures apply to the portion of the Van Kampen Dynamic Credit Opportunities Fund (“VK Fund”) sub advised by Avenue Europe International Management, L.P. (“Avenue”). (The portion of the VK Fund managed solely by Van Kampen Asset Management will continue to be subject to MSIM’s Policy.)

1.	Generally: With respect to Avenue’s portion of the VK Fund, the Board of Trustees of the VK Fund will retain sole authority and responsibility for proxy voting. The Adviser’s involvement in the voting process of Avenue’s portion of the VK Fund is a purely administrative function, and serves to execute and deliver the proxy voting decisions made by the VK Fund Board in connection with the Avenue portion of the VK Fund, which may, from time to time, include related administrative tasks such as receiving proxies, following up on missing proxies, and collecting data related to proxies. As such, the Adviser shall not be deemed to have voting power or shared voting power with Avenue with respect to Avenue’s portion of the Fund.

2.	Voting Guidelines: All proxies, with respect to Avenue’s portion of the VK Fund, will be considered by the VK Fund Board or such subcommittee as the VK Fund Board may designate from time to time for determination and voting approval. The VK Board or its subcommittee will timely communicate to MSIM’s Corporate Governance Group its proxy voting decisions, so that among other things the votes will be effected consistent with the VK Board’s authority.

3.	Administration: The VK Board or its subcommittee will meet on an adhoc basis as may be required from time to time to review proxies that require its review and determination. The VK Board or its subcommittee will document in writing all of its decisions and actions which will be maintained by the VK Fund, or its designee(s), for a period of at least 6 years. If a subcommittee is designated, a summary of decisions made by such subcommittee will be made available to the full VK Board for its information at its next scheduled respective meetings.

Updated: February 28, 2008